UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

PIMCO Funds: Multi-Manager Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: June 30

Date of reporting period: January 1, 2004 - June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	MMS Institutional Book

•	NACM Institutional Book

•	RCM Institutional Book

•	MMS Retail Book – Domestic

•	MMS Retail Book – International & Sector

•	MMS Retail Book – PEA Innovation Fund

•	MMS Retail Book – PEA Renaissance Fund

•	MMS Class D Book – Domestic

•	MMS Class D Book – International & Sector

•	MMS Class R Book

Annual Report

06.30.04

PIMCO Stock Funds

Multi-Manager Series Share Classes Ins Institutional Adm Administrative

PEA CAPITAL LLC

PEA Value Fund

PEA Renaissance Fund

PEA Growth & Income Fund

PEA Growth Fund

PEA Target Fund

PEA Opportunity Fund

PEA Innovation Fund

CADENCE CAPITAL MANAGEMENT

CCM Focused Growth Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

CCM Emerging Companies Fund

NFJ INVESTMENT GROUP NFJ Dividend Value Fund NFJ Large-Cap Value Fund NFJ Small-Cap Value Fund NFJ International Value Fund MULTI-MANAGER Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in each Fund’s prospectus. Please read each prospectus carefully before you invest or send money.

2  PIMCO Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO Funds Annual Report  |  06.30.04  3

Important Information

Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov .

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Annual Report  |  06.30.04  5

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	PIMCO Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of PIMCO Funds. Approximately 60% of the portfolio will be invested in stock funds and 40% in bond funds.

•	The Fund’s Institutional Class Shares had a total return of 16.70% for the one-year period ended June 30, 2004, underperforming the 20.45% return of the Fund’s benchmark, the Russell 3000 Index, for the same period.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	In July of 2003, U.S. government bond yields rose sharply from four-decade lows after the economy began to recover and deflation fears diminished. Weak payroll growth sparked a bond rally that lasted until March of 2004. Over the year, the Lehman Brothers Aggregate Bond Index was basically flat, returning 0.32%.

•	Equity funds represented 64% of the overall portfolio as of June 30, 2004. Top-performing funds for the one-year period were stock funds such as PIMCO PEA Value Fund, which outperformed its primary benchmark, the Russell 1000 Value Index by 14.97% and PIMCO PEA Renaissance Fund, which outperformed its primary benchmark, the Russell Mid-Cap Value Index by 13.53%.

•	Fixed Income funds represented 36% of the overall portfolio as of June 30, 2004, which aided performance, since overall returns from bonds were modest for the period. Bond funds such as PIMCO Total Return Fund outperformed its primary benchmark, the Lehman Aggregate Bond Index, by 0.71% while the PIMCO Foreign Bond Fund outperformed its primary benchmark, the JP Morgan Non-US Index-Hdg, by 1.76% for the period.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO Asset Allocation Fund Institutional Class (Inception 2/26/99)	16.70%	4.70%	5.87%
Russell 3000 Index	20.45%	–1.08%	—
Lehman Brothers Aggregate Bond Index	0.32%	6.95%	—
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-U.S., 40% LBAG Index	13.42%	2.73%	—
Lipper Balanced Fund Average	11.65%	1.53%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,033.20	$1,025.00
Expenses Paid During Period	$0.51	$0.50

Expenses are equal to the expense ratio of 0.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMCO Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value  For periods ended 06/30/04

MONTH	Asset Allocation Fund Institutional Class Shares	Russell 3000 Index	Lehman Brothers Aggregate Bond Index	48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S. ; 40% LBAG Index
02/28/1999	5,000,000	5,000,001	5,000,000	5,000,000
03/31/1999	5,096,185	5,183,501	5,027,708	5,128,143
04/30/1999	5,286,519	5,417,277	5,043,636	5,276,425
05/31/1999	5,219,902	5,314,349	4,999,459	5,180,058
06/30/1999	5,389,889	5,582,723	4,983,531	5,327,615
07/31/1999	5,332,499	5,413,567	4,962,314	5,256,082
08/31/1999	5,303,804	5,351,852	4,959,839	5,228,479
09/30/1999	5,267,203	5,214,845	5,017,370	5,192,757
10/31/1999	5,392,498	5,541,815	5,035,883	5,379,883
11/30/1999	5,498,517	5,696,986	5,035,522	5,477,858
12/31/1999	5,774,428	6,060,454	5,011,240	5,697,756
01/31/2000	5,611,911	5,822,884	4,994,831	5,545,958
02/29/2000	5,789,664	5,877,037	5,055,236	5,615,512
03/31/2000	6,029,605	6,337,209	5,121,832	5,881,493
04/30/2000	5,855,723	6,114,139	5,107,167	5,736,001
05/31/2000	5,789,239	5,942,332	5,104,823	5,639,960
06/30/2000	5,923,450	6,118,225	5,211,028	5,795,859
07/31/2000	5,928,601	6,009,932	5,258,331	5,740,189
08/31/2000	6,211,896	6,455,869	5,334,543	5,986,452
09/30/2000	6,096,817	6,163,419	5,368,082	5,831,468
10/31/2000	6,060,526	6,075,898	5,403,604	5,784,903
11/30/2000	5,827,229	5,515,700	5,491,958	5,535,553
12/31/2000	6,060,134	5,608,364	5,593,836	5,643,984
01/31/2001	6,140,782	5,800,170	5,685,315	5,783,715
02/28/2001	5,893,077	5,270,034	5,734,842	5,495,156
03/31/2001	5,673,080	4,926,428	5,763,632	5,287,594
04/30/2001	5,893,958	5,321,528	5,739,685	5,525,504
05/31/2001	5,905,584	5,364,100	5,774,357	5,541,773
06/30/2001	5,839,872	5,265,401	5,796,141	5,475,654
07/31/2001	5,857,498	5,178,521	5,925,724	5,466,667
08/31/2001	5,728,245	4,872,989	5,993,622	5,320,637
09/30/2001	5,450,722	4,443,191	6,063,432	5,052,429
10/31/2001	5,557,020	4,546,717	6,190,342	5,168,211
11/30/2001	5,787,332	4,896,815	6,104,984	5,359,066
12/31/2001	5,862,585	4,965,860	6,066,174	5,390,004
01/31/2002	5,838,826	4,903,786	6,115,305	5,347,443
02/28/2002	5,803,187	4,803,749	6,174,568	5,320,430
03/31/2002	5,968,231	5,014,153	6,071,849	5,431,551
04/30/2002	5,890,254	4,750,910	6,189,595	5,341,044
05/31/2002	5,860,263	4,695,800	6,242,186	5,336,443
06/30/2002	5,612,708	4,357,702	6,296,161	5,142,809
07/31/2002	5,249,033	4,011,265	6,372,133	4,911,211
08/31/2002	5,285,401	4,030,118	6,479,901	4,955,573
09/30/2002	4,962,646	3,606,552	6,584,664	4,674,587
10/31/2002	5,157,260	3,893,634	6,554,671	4,874,744
11/30/2002	5,388,363	4,129,199	6,552,928	5,043,925
12/31/2002	5,270,782	3,895,899	6,688,284	4,929,258
01/31/2003	5,185,177	3,800,450	6,693,994	4,852,211
02/28/2003	5,136,261	3,737,742	6,786,616	4,828,817
03/31/2003	5,152,328	3,776,989	6,781,387	4,840,424
04/30/2003	5,429,998	4,085,568	6,837,344	5,102,217
05/31/2003	5,744,691	4,332,337	6,964,827	5,327,194
06/30/2003	5,811,500	4,390,823	6,950,991	5,375,189
07/31/2003	5,836,523	4,491,373	6,717,321	5,379,152
08/31/2003	5,986,659	4,591,082	6,761,878	5,469,980
09/30/2003	6,008,602	4,541,039	6,940,860	5,517,655
10/31/2003	6,246,691	4,815,772	6,876,171	5,700,223
11/30/2003	6,334,408	4,882,229	6,892,614	5,758,345
12/31/2003	6,563,882	5,105,347	6,962,753	5,960,823
01/31/2004	6,683,569	5,212,049	7,018,784	6,051,325
02/29/2004	6,778,059	5,282,412	7,094,730	6,135,173
03/31/2004	6,795,769	5,219,551	7,147,908	6,123,088
04/30/2004	6,624,126	5,111,506	6,961,905	5,975,664
05/31/2004	6,662,269	5,185,623	6,934,034	6,009,335
06/30/2004	6,781,812	5,288,817	6,973,213	6,096,614

6  PIMCO Funds Annual Report  |  06.30.04

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Institutional Class Shares returned 16.54% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hindered by underweight exposure to financial services, which had strong returns for much of the period. Several of the Fund’s holdings in the sector did, however, perform well, including property and casualty insurer Allstate and brokerage firm Merrill Lynch.

•	The Fund’s overweight in technology helped performance. In particular, the Fund benefited from its position in Yahoo!, which posted triple-digit gains for the fiscal year. An overweight in consumer discretionary also contributed to performance, as these companies were supported by the growing economy. Some holdings in this sector that did well included Coach, a high-end leather goods retailer, and Starwood, a hotel chain operator that was added to the portfolio during the year.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	10 year	Inception
PIMCO CCM Capital Appreciation Fund Institutional Class (Inception 3/8/91)	16.54%	1.05%	12.16%	12.21%
PIMCO CCM Capital Appreciation Fund Administrative Class (Inception 7/31/96)	16.24%	0.85%	—	9.88%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Multi-Cap Growth Fund Average	20.53%	–3.22%	10.31%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,028.40	$1,027.10	$1,025.00	$1,025.00
Expenses Paid During Period	$3.53	$4.79	$3.52	$4.78

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	CCM Capital Appreciation Fund Institutional Class Shares	S&P 500 Index
03/31/1991	5,000,000	5,000,000
04/30/1991	4,854,350	5,012,000
05/31/1991	5,094,373	5,228,518
06/30/1991	4,820,061	4,989,052
07/31/1991	5,164,862	5,221,542
08/31/1991	5,327,032	5,345,293
09/30/1991	5,253,318	5,256,026
10/31/1991	5,433,351	5,326,457
11/30/1991	5,275,577	5,111,801
12/31/1991	6,008,526	5,696,591
01/31/1992	5,951,282	5,590,634
02/29/1992	6,015,540	5,663,312
03/31/1992	5,817,823	5,552,878
04/30/1992	5,805,268	5,716,132
05/31/1992	5,830,077	5,744,142
06/30/1992	5,646,491	5,658,669
07/31/1992	5,811,083	5,889,825
08/31/1992	5,666,801	5,769,261
09/30/1992	5,816,058	5,837,050
10/31/1992	6,018,924	5,857,187
11/30/1992	6,371,407	6,056,624
12/31/1992	6,459,843	6,130,939
01/31/1993	6,679,451	6,182,194
02/28/1993	6,599,169	6,266,457
03/31/1993	6,904,241	6,398,680
04/30/1993	6,735,135	6,244,023
05/31/1993	7,040,790	6,411,051
06/30/1993	7,153,400	6,429,835
07/31/1993	7,052,175	6,403,987
08/31/1993	7,310,181	6,646,954
09/30/1993	7,525,186	6,595,972
10/31/1993	7,543,860	6,732,443
11/30/1993	7,393,094	6,668,283
12/31/1993	7,603,513	6,748,903
01/31/1994	7,871,521	6,978,365
02/28/1994	7,764,846	6,788,973
03/31/1994	7,377,445	6,492,973
04/30/1994	7,405,400	6,576,213
05/31/1994	7,399,773	6,684,129
06/30/1994	7,191,566	6,520,301
07/31/1994	7,367,360	6,734,427
08/31/1994	7,587,534	7,010,539
09/30/1994	7,384,297	6,839,131
10/31/1994	7,554,006	6,992,806
11/30/1994	7,208,583	6,738,128
12/31/1994	7,279,887	6,838,055
01/31/1995	7,275,418	7,015,365
02/28/1995	7,638,905	7,288,754
03/31/1995	7,973,994	7,503,845
04/30/1995	8,248,506	7,724,833
05/31/1995	8,550,420	8,033,595
06/30/1995	8,920,691	8,220,215
07/31/1995	9,416,251	8,492,798
08/31/1995	9,507,671	8,514,115
09/30/1995	9,884,778	8,873,410
10/31/1995	9,700,127	8,841,732
11/30/1995	9,998,064	9,229,884
12/31/1995	9,983,895	9,407,652
01/31/1996	10,319,950	9,727,888
02/29/1996	10,710,996	9,818,066
03/31/1996	10,731,348	9,912,614
04/30/1996	10,866,103	10,058,726
05/31/1996	11,141,737	10,318,140
06/30/1996	11,121,089	10,357,452
07/31/1996	10,561,962	9,899,860
08/31/1996	11,016,637	10,108,648
09/30/1996	11,692,504	10,677,563
10/31/1996	11,987,428	10,972,050
11/30/1996	12,859,911	11,801,427
12/31/1996	12,658,812	11,567,641
01/31/1997	13,397,357	12,290,387
02/28/1997	13,259,311	12,386,744
03/31/1997	12,776,151	11,877,772
04/30/1997	13,183,386	12,586,875
05/31/1997	14,025,466	13,353,165
06/30/1997	14,625,966	13,951,386
07/31/1997	16,206,592	15,061,498
08/31/1997	15,599,190	14,217,753
09/30/1997	16,544,805	14,996,459
10/31/1997	16,248,006	14,495,577
11/30/1997	16,662,144	15,166,577
12/31/1997	16,991,599	15,426,988
01/31/1998	16,723,663	15,597,610
02/28/1998	17,951,702	16,722,510
03/31/1998	18,949,019	17,578,870
04/30/1998	18,963,905	17,755,713
05/31/1998	18,651,313	17,450,492
06/30/1998	19,447,678	18,159,332
07/31/1998	18,889,478	17,965,934
08/31/1998	15,808,216	15,368,420
09/30/1998	16,693,892	16,352,921
10/31/1998	17,460,487	17,683,067
11/30/1998	18,599,214	18,754,838
12/31/1998	19,980,246	19,835,492
01/31/1999	20,637,174	20,665,012
02/28/1999	19,812,008	20,022,744
03/31/1999	20,292,687	20,823,854
04/30/1999	20,989,673	21,630,362
05/31/1999	20,268,654	21,119,669
06/30/1999	21,502,398	22,291,811
07/31/1999	20,709,276	21,595,860
08/31/1999	20,300,699	21,488,291
09/30/1999	19,795,985	20,899,948
10/31/1999	21,181,945	22,222,497
11/30/1999	22,199,383	22,674,280
12/31/1999	24,435,384	24,009,796
01/31/2000	23,763,118	22,803,955
02/29/2000	25,653,256	22,371,873
03/31/2000	26,880,871	24,560,513
04/30/2000	25,701,971	23,821,487
05/31/2000	25,331,738	23,332,670
06/30/2000	26,403,465	23,907,821
07/31/2000	26,111,176	23,533,902
08/31/2000	29,131,498	24,995,593
09/30/2000	28,761,265	23,676,075
10/31/2000	28,020,799	23,575,926
11/30/2000	26,403,465	21,717,289
12/31/2000	27,862,325	21,823,397
01/31/2001	26,395,172	22,597,691
02/28/2001	25,036,696	20,537,234
03/31/2001	23,651,052	19,236,200
04/30/2001	24,995,942	20,731,045
05/31/2001	25,158,959	20,869,943
06/30/2001	24,072,179	20,361,969
07/31/2001	23,460,865	20,161,525
08/31/2001	22,496,348	18,899,414
09/30/2001	21,165,042	17,373,356
10/31/2001	21,137,873	17,704,666
11/30/2001	22,224,653	19,062,791
12/31/2001	22,597,918	19,229,781
01/31/2002	22,325,489	18,949,219
02/28/2002	21,698,905	18,583,783
03/31/2002	22,502,568	19,282,818
04/30/2002	21,780,633	18,113,700
05/31/2002	21,453,719	17,980,202
06/30/2002	20,200,550	16,699,293
07/31/2002	18,361,659	15,398,017
08/31/2002	18,429,766	15,499,644
09/30/2002	16,999,519	13,815,127
10/31/2002	17,857,667	15,031,121
11/30/2002	18,102,853	15,914,966
12/31/2002	17,328,377	14,979,993
01/31/2003	17,151,279	14,587,517
02/28/2003	16,933,312	14,368,705
03/31/2003	17,301,131	14,507,823
04/30/2003	18,268,360	15,703,548
05/31/2003	19,276,457	16,530,609
06/30/2003	19,439,932	16,741,490
07/31/2003	19,875,866	17,036,659
08/31/2003	20,393,538	17,368,925
09/30/2003	20,107,456	17,184,463
10/31/2003	21,388,013	18,156,588
11/30/2003	21,578,734	18,316,333
12/31/2003	22,028,291	19,276,925
01/31/2004	22,314,372	19,630,753
02/29/2004	22,709,438	19,903,609
03/31/2004	22,736,683	19,603,339
04/30/2004	21,646,848	19,295,597
05/31/2004	22,028,291	19,560,389
06/30/2004	22,654,946	19,940,739

PIMCO Funds Annual Report  |  06.30.04  7

AN INTERNATIONAL STOCK FUND

PIMCO CCM Emerging Companies Fund

•	PIMCO CCM Emerging Companies Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations (which the portfolio managers define as companies with market capitalizations of at least $100 million and whose market capitalizations rank in the lower 50% of the Russell 2000 Index ($400 million as of September 30, 2003), that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

•	The Fund’s Institutional Class Shares returned 31.57% and its Administrative Class Shares returned 31.33% for the year ended June 30, 2004, compared to a 33.35% return for the Russell 2000 Index.

•	Supported by a growing economy, the stock market delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments. Small-cap stocks suffered in this environment, gaining very little ground in the last three months of the period.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hurt by the Fund’s underweight in the technology sector, as well as stock selection within that sector. An underweighting of the materials sector also hurt performance during the period.

•	The Fund’s overweighting in consumer discretionary aided performance, as the economic recovery helped many consumer cyclical stocks. The Fund’s top performers in this category included Scientific Games, a maker of computer gambling systems, and Shuffle Master, a manufacturer of automated card shuffling systems and other gaming-related devices.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	10 year	Inception
PIMCO CCM Emerging Companies Fund Institutional Class (Inception 6/25/93)	31.57%	13.36%	16.31%	15.66%
PIMCO CCM Emerging Companies Fund Administrative Class (Inception 4/01/96)	31.33%	13.10%	—	13.52%
Russell 2000 Index	33.35%	6.63%	10.93%	—
Lipper Small-Cap Growth Fund Average	27.08%	3.19%	9.46%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,057.10	$1,056.00	$1,025.00	$1,025.00
Expenses Paid During Period	$7.67	$8.95	$7.55	$8.81

For each class of the Fund, expenses are equal to the expense ratio for the class (1.50% for Institutional Class, 1.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	CCM Emerging Companies Fund Institutional Class Shares	Russell 2000 Index
06/30/1993	5,000,000	5,000,000
07/31/1993	5,021,687	5,069,050
08/31/1993	5,277,282	5,287,932
09/30/1993	5,442,666	5,437,157
10/31/1993	5,547,911	5,577,164
11/30/1993	5,517,841	5,395,460
12/31/1993	5,893,716	5,579,823
01/31/1994	6,099,194	5,754,639
02/28/1994	6,084,159	5,733,749
03/31/1994	5,763,413	5,431,753
04/30/1994	5,903,739	5,463,963
05/31/1994	5,723,320	5,402,493
06/30/1994	5,487,771	5,220,213
07/31/1994	5,482,760	5,306,033
08/31/1994	5,808,518	5,601,580
09/30/1994	5,958,868	5,582,590
10/31/1994	5,953,856	5,560,037
11/30/1994	5,838,588	5,335,355
12/31/1994	5,953,856	5,478,183
01/31/1995	5,803,506	5,408,993
02/28/1995	6,003,973	5,634,170
03/31/1995	6,124,253	5,730,740
04/30/1995	6,389,871	5,858,077
05/31/1995	6,455,022	5,958,777
06/30/1995	6,941,154	6,267,918
07/31/1995	7,472,390	6,628,950
08/31/1995	7,602,693	6,766,103
09/30/1995	7,813,183	6,886,946
10/31/1995	7,707,938	6,578,962
11/30/1995	7,923,440	6,855,344
12/31/1995	8,111,989	7,036,188
01/31/1996	7,666,725	7,028,589
02/29/1996	8,040,337	7,247,670
03/31/1996	8,444,657	7,395,160
04/30/1996	9,355,656	7,790,579
05/31/1996	9,729,268	8,097,606
06/30/1996	9,452,898	7,765,118
07/31/1996	8,736,381	7,086,913
08/31/1996	9,268,651	7,498,379
09/30/1996	9,601,319	7,791,416
10/31/1996	9,350,538	7,671,350
11/30/1996	9,780,448	7,987,410
12/31/1996	10,044,807	8,196,760
01/31/1997	10,387,828	8,360,531
02/28/1997	10,073,392	8,157,788
03/31/1997	9,581,728	7,772,822
04/30/1997	9,324,462	7,794,508
05/31/1997	10,444,998	8,661,647
06/30/1997	11,348,288	9,032,885
07/31/1997	11,977,160	9,453,185
08/31/1997	12,520,277	9,669,663
09/30/1997	13,800,890	10,377,483
10/31/1997	13,292,075	9,921,911
11/30/1997	13,349,245	9,857,419
12/31/1997	13,730,013	10,029,924
01/31/1998	13,453,742	9,871,451
02/28/1998	14,488,151	10,601,938
03/31/1998	15,561,110	11,038,738
04/30/1998	15,708,883	11,099,782
05/31/1998	15,137,066	10,501,504
06/30/1998	15,201,315	10,523,557
07/31/1998	14,237,580	9,671,149
08/31/1998	11,635,495	7,793,012
09/30/1998	12,053,114	8,403,205
10/31/1998	12,001,715	8,746,055
11/30/1998	12,522,132	9,204,349
12/31/1998	13,197,781	9,774,098
01/31/1999	13,304,000	9,904,093
02/28/1999	12,374,579	9,101,862
03/31/1999	11,405,325	9,243,851
04/30/1999	12,500,715	10,072,100
05/31/1999	13,025,174	10,219,153
06/30/1999	13,277,445	10,681,058
07/31/1999	13,051,729	10,388,397
08/31/1999	12,573,741	10,004,027
09/30/1999	12,274,998	10,006,027
10/31/1999	12,122,308	10,046,052
11/30/1999	12,826,012	10,645,801
12/31/1999	13,914,763	11,850,906
01/31/2000	14,180,312	11,660,106
02/29/2000	16,596,807	13,585,189
03/31/2000	16,357,813	12,689,925
04/30/2000	15,235,868	11,925,992
05/31/2000	14,439,222	11,230,707
06/30/2000	16,676,471	12,210,024
07/31/2000	14,804,351	11,816,861
08/31/2000	16,643,278	12,718,488
09/30/2000	17,466,479	12,344,564
10/31/2000	16,065,709	11,793,997
11/30/2000	14,472,415	10,582,753
12/31/2000	16,392,464	11,491,812
01/31/2001	16,735,215	12,090,535
02/28/2001	15,729,314	11,297,396
03/31/2001	15,252,442	10,744,953
04/30/2001	16,720,313	11,585,209
05/31/2001	17,234,440	11,870,205
06/30/2001	17,390,914	12,279,727
07/31/2001	16,675,606	11,615,394
08/31/2001	16,086,968	11,240,217
09/30/2001	14,298,699	9,727,283
10/31/2001	15,394,014	10,296,330
11/30/2001	16,653,253	11,093,265
12/31/2001	18,031,472	11,777,720
01/31/2002	17,989,263	11,655,232
02/28/2002	17,668,479	11,335,878
03/31/2002	19,179,543	12,247,283
04/30/2002	20,116,572	12,358,733
05/31/2002	19,019,151	11,810,005
06/30/2002	18,250,956	11,224,229
07/31/2002	15,558,053	9,529,371
08/31/2002	15,785,979	9,505,547
09/30/2002	15,431,428	8,823,049
10/31/2002	15,558,053	9,106,269
11/30/2002	16,056,114	9,918,548
12/31/2002	15,189,033	9,366,085
01/31/2003	15,083,554	9,106,644
02/28/2003	14,824,650	8,831,624
03/31/2003	15,428,759	8,945,552
04/30/2003	16,368,484	9,793,590
05/31/2003	17,969,853	10,844,442
06/30/2003	18,890,401	11,040,726
07/31/2003	20,194,510	11,731,876
08/31/2003	20,884,920	12,269,196
09/30/2003	20,817,797	12,042,216
10/31/2003	22,486,289	13,053,762
11/30/2003	23,301,357	13,517,170
12/31/2003	23,512,316	13,791,569
01/31/2004	24,427,840	14,390,123
02/29/2004	24,302,996	14,519,634
03/31/2004	24,771,162	14,654,667
04/30/2004	23,262,628	13,907,279
05/31/2004	23,637,160	14,128,404
06/30/2004	24,854,391	14,723,210

8  PIMCO Funds Annual Report  |  06.30.04

A GROWTH STOCK FUND

PIMCO CCM Focused Growth Fund

•	PIMCO CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million.

•	The Fund’s Institutional Class Shares returned 22.61% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004 the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund benefited from an overweighting of the technology sector, as well as strong selection within that sector. In particular, the Fund benefited from its position in Yahoo!, which posted triple-digit gains for the fiscal year. Other standouts included Electronic Arts and Cisco Systems, both of which had double-digit gains.

•	An overweighting of the healthcare sector also aided relative performance, with holdings Genentech and Anthem, posting double-digit gains.

•	An overweight in consumer discretionary also contributed to performance, as these companies were supported by the growing economy. Some holdings in this sector that did well included Coach, a high-end leather goods retailer, and Starwood, a hotel chain operator.

•	Relative performance was also hindered by underweight exposure to financial services, which had strong returns for much of the period. Several of the Fund’s holdings in the sector did, however, perform well, including Capital One Financial, a credit card company.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception
PIMCO CCM Focused Growth Fund Institutional Class (Inception 8/31/99)	22.61%	–4.89%
S&P 500 Index	19.11%	—
Lipper Multi-Cap Growth Fund Average	20.53%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,054.70	$1,025.00
Expenses Paid During Period	$3.58	$3.52

Expenses are equal to the expense ratio of 0.70% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	CCM Focused Growth Fund Institutional Class Shares	S&P 500 Index
08/31/1999	5,000,000	5,000,000
09/30/1999	4,960,000	4,863,102
10/31/1999	5,140,000	5,170,839
11/30/1999	5,520,000	5,275,962
12/31/1999	6,212,079	5,586,716
01/31/2000	6,017,013	5,306,135
02/29/2000	6,802,276	5,205,596
03/31/2000	6,892,306	5,714,859
04/30/2000	6,287,104	5,542,899
05/31/2000	5,941,988	5,429,159
06/30/2000	6,677,234	5,562,988
07/31/2000	6,602,209	5,475,983
08/31/2000	7,662,564	5,816,096
09/30/2000	7,477,502	5,509,064
10/31/2000	6,952,326	5,485,761
11/30/2000	5,771,931	5,053,284
12/31/2000	5,946,864	5,077,974
01/31/2001	5,664,487	5,258,141
02/28/2001	4,749,585	4,778,703
03/31/2001	4,292,134	4,475,973
04/30/2001	4,647,929	4,823,800
05/31/2001	4,540,626	4,856,120
06/30/2001	4,314,724	4,737,922
07/31/2001	4,077,527	4,691,282
08/31/2001	3,761,265	4,397,607
09/30/2001	3,416,764	4,042,517
10/31/2001	3,625,724	4,119,608
11/30/2001	3,953,281	4,435,623
12/31/2001	4,036,551	4,474,479
01/31/2002	3,878,255	4,409,196
02/28/2002	3,652,118	4,324,165
03/31/2002	3,849,988	4,486,820
04/30/2002	3,572,970	4,214,784
05/31/2002	3,505,128	4,183,721
06/30/2002	3,182,883	3,885,673
07/31/2002	2,939,785	3,582,885
08/31/2002	2,973,706	3,606,532
09/30/2002	2,753,222	3,214,571
10/31/2002	2,922,825	3,497,514
11/30/2002	3,030,240	3,703,172
12/31/2002	2,854,984	3,485,618
01/31/2003	2,854,984	3,394,294
02/28/2003	2,821,063	3,343,380
03/31/2003	2,849,330	3,375,751
04/30/2003	2,985,013	3,653,978
05/31/2003	3,154,616	3,846,422
06/30/2003	3,199,843	3,895,491
07/31/2003	3,256,377	3,964,173
08/31/2003	3,329,872	4,041,486
09/30/2003	3,307,258	3,998,564
10/31/2003	3,516,435	4,224,763
11/30/2003	3,612,544	4,261,933
12/31/2003	3,719,959	4,485,449
01/31/2004	3,765,186	4,567,779
02/29/2004	3,810,414	4,631,268
03/31/2004	3,849,988	4,561,400
04/30/2004	3,708,652	4,489,793
05/31/2004	3,799,107	4,551,406
06/30/2004	3,923,482	4,639,908

PIMCO Funds Annual Report  |  06.30.04  9

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Institutional Class Shares returned 23.51% for the year ended June 30, 2004, compared to a 29.40% return for the Russell Mid-Cap Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hurt by the Fund’s underweight in financial services, which had strong returns for most of the period. Despite an underweighting, performance benefited from select holdings in the sector, including Bear Stearns and Legg Mason.

•	The Fund’s overweighting in consumer discretionary also aided performance, as the economic recovery helped many consumer cyclical stocks. The Fund’s top performers in this category included Nordstrom, a high-end retailer, and Chico’s, a women’s apparel retailer.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	10 year	Inception
PIMCO CCM Mid-Cap Fund Institutional Class (Inception 8/26/91)	23.51%	5.63%	12.85%	12.38%
PIMCO CCM Mid-Cap Fund Administrative Class (Inception 11/30/94)	23.22%	5.35%	—	12.94%
Russell Mid-Cap Index	29.40%	6.51%	13.49%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,067.60	$1,066.70	$1,025.00	$1,025.00
Expenses Paid During Period	$3.60	$4.88	$3.52	$4.78

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	CCM Mid-Cap Fund Institutional Class Shares	Russell Mid-Cap Index
08/31/1991	5,000,000	5,000,000
09/30/1991	4,974,950	4,970,800
10/31/1991	5,157,144	5,072,701
11/30/1991	5,011,661	4,862,945
12/31/1991	5,665,299	5,407,887
01/31/1992	5,671,673	5,509,555
02/29/1992	5,727,031	5,636,110
03/31/1992	5,555,924	5,492,107
04/30/1992	5,519,126	5,535,055
05/31/1992	5,524,162	5,570,812
06/30/1992	5,378,127	5,480,453
07/31/1992	5,525,925	5,709,591
08/31/1992	5,364,436	5,578,099
09/30/1992	5,541,064	5,693,789
10/31/1992	5,722,284	5,833,116
11/30/1992	6,066,939	6,127,047
12/31/1992	6,185,404	6,291,558
01/31/1993	6,414,599	6,417,263
02/28/1993	6,216,680	6,424,579
03/31/1993	6,470,422	6,633,570
04/30/1993	6,293,134	6,457,781
05/31/1993	6,562,549	6,662,815
06/30/1993	6,765,881	6,738,172
07/31/1993	6,682,647	6,770,650
08/31/1993	7,013,472	7,071,740
09/30/1993	7,201,787	7,098,825
10/31/1993	7,128,883	7,104,717
11/30/1993	6,929,867	6,939,959
12/31/1993	7,160,996	7,191,324
01/31/1994	7,309,331	7,389,733
02/28/1994	7,299,101	7,289,232
03/31/1994	7,033,122	6,978,711
04/30/1994	7,058,599	7,026,585
05/31/1994	6,930,633	7,036,141
06/30/1994	6,700,295	6,827,801
07/31/1994	6,851,806	7,062,131
08/31/1994	7,210,540	7,396,947
09/30/1994	7,026,048	7,216,165
10/31/1994	7,167,804	7,271,369
11/30/1994	6,829,168	6,950,556
12/31/1994	6,991,678	7,040,844
01/31/1995	6,924,894	7,185,463
02/28/1995	7,346,142	7,557,383
03/31/1995	7,582,451	7,773,675
04/30/1995	7,753,580	7,890,902
05/31/1995	8,020,945	8,150,197
06/30/1995	8,493,975	8,424,125
07/31/1995	9,295,489	8,833,116
08/31/1995	9,367,547	8,968,440
09/30/1995	9,501,369	9,171,037
10/31/1995	9,355,709	8,965,881
11/30/1995	9,536,022	9,411,754
12/31/1995	9,599,034	9,466,624
01/31/1996	9,789,114	9,666,181
02/29/1996	10,026,714	9,893,143
03/31/1996	10,152,383	10,036,296
04/30/1996	10,364,554	10,320,625
05/31/1996	10,539,595	10,476,466
06/30/1996	10,325,462	10,319,110
07/31/1996	9,831,497	9,680,460
08/31/1996	10,367,953	10,141,443
09/30/1996	11,095,622	10,642,329
10/31/1996	11,169,983	10,727,681
11/30/1996	11,849,848	11,381,211
12/31/1996	11,841,245	11,265,123
01/31/1997	12,326,596	11,686,551
02/28/1997	12,120,488	11,668,787
03/31/1997	11,774,758	11,172,864
04/30/1997	12,027,407	11,450,845
05/31/1997	12,858,488	12,286,299
06/30/1997	13,483,461	12,688,306
07/31/1997	14,733,407	13,746,765
08/31/1997	14,713,461	13,596,925
09/30/1997	15,750,651	14,373,309
10/31/1997	15,418,218	13,814,188
11/30/1997	15,524,596	14,142,965
12/31/1997	15,887,569	14,533,311
01/31/1998	15,605,123	14,260,085
02/28/1998	16,523,072	15,375,224
03/31/1998	17,031,474	16,104,009
04/30/1998	17,278,614	16,144,269
05/31/1998	16,692,539	15,645,411
06/30/1998	17,010,291	15,862,100
07/31/1998	16,523,072	15,105,478
08/31/1998	13,578,576	12,688,602
09/30/1998	14,560,074	13,509,554
10/31/1998	14,962,560	14,430,906
11/30/1998	15,788,713	15,113,487
12/31/1998	17,147,689	15,999,138
01/31/1999	16,406,007	15,971,939
02/28/1999	15,523,405	15,440,074
03/31/1999	15,597,573	15,923,348
04/30/1999	16,398,590	17,100,083
05/31/1999	16,361,506	17,050,493
06/30/1999	17,066,104	17,652,376
07/31/1999	16,598,844	17,166,935
08/31/1999	16,035,166	16,722,312
09/30/1999	15,738,493	16,133,686
10/31/1999	16,279,921	16,898,423
11/30/1999	17,221,857	17,385,098
12/31/1999	19,373,700	18,914,986
01/31/2000	18,911,534	18,288,900
02/29/2000	23,033,757	19,695,317
03/31/2000	23,987,906	20,823,858
04/30/2000	22,504,502	19,838,890
05/31/2000	22,019,974	19,313,159
06/30/2000	23,018,848	19,884,829
07/31/2000	22,504,502	19,662,119
08/31/2000	24,509,707	21,545,750
09/30/2000	24,845,150	21,237,645
10/31/2000	24,405,346	20,910,586
11/30/2000	22,780,311	19,028,633
12/31/2000	24,883,352	20,476,712
01/31/2001	23,750,435	20,806,387
02/28/2001	22,995,157	19,539,278
03/31/2001	21,882,652	18,327,843
04/30/2001	22,637,931	19,894,873
05/31/2001	22,750,202	20,264,918
06/30/2001	21,790,794	20,074,428
07/31/2001	20,759,942	19,500,299
08/31/2001	20,004,664	18,749,538
09/30/2001	18,718,650	16,488,343
10/31/2001	18,708,443	17,141,282
11/30/2001	19,473,928	18,577,721
12/31/2001	20,068,243	19,324,545
01/31/2002	19,584,299	19,208,598
02/28/2002	19,368,069	19,004,987
03/31/2002	20,202,100	20,145,286
04/30/2002	20,232,990	19,754,468
05/31/2002	19,872,606	19,531,242
06/30/2002	18,585,520	18,222,649
07/31/2002	16,814,490	16,444,118
08/31/2002	16,948,347	16,534,561
09/30/2002	16,083,425	15,008,421
10/31/2002	16,484,996	15,766,346
11/30/2002	16,608,556	16,860,531
12/31/2002	16,042,239	16,196,226
01/31/2003	15,826,008	15,869,062
02/28/2003	15,620,075	15,659,591
03/31/2003	15,723,041	15,814,620
04/30/2003	16,567,370	16,962,762
05/31/2003	17,864,752	18,514,855
06/30/2003	18,173,653	18,701,855
07/31/2003	18,534,037	19,319,016
08/31/2003	19,295,992	20,157,461
09/30/2003	18,894,421	19,905,493
10/31/2003	20,469,814	21,424,282
11/30/2003	20,943,462	22,026,304
12/31/2003	21,025,835	22,687,093
01/31/2004	21,684,823	23,347,288
02/29/2004	22,168,768	23,849,255
03/31/2004	22,364,405	23,854,024
04/30/2004	21,211,176	22,978,582
05/31/2004	21,828,977	23,548,451
06/30/2004	22,446,778	24,200,743

10  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	PIMCO NFJ Dividend Value seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Institutional Class Shares rose 23.11% for the 12-month period ended June 30, 2004, outperforming both its benchmark index and the average for its Lipper category. The S&P 500 Index rose 19.11% and the Lipper Equity Income Fund Average rose 18.27% over the same period.

•	Stocks in general did well over the reporting period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s overweighting in consumer discretionary stocks contributed to absolute and relative performance. Stocks in this sector benefited from the economy’s continued recovery. Apparel maker VF Corp. is one example of security in this sector that aided the Fund’s overall performance.

•	Overweighting in the energy sector also supported the Fund’s strong performance. Increased global demand for energy drove commodity prices higher over the period. ChevronTexaco and Occidental Petroleum were two Fund holdings that realized double-digit returns.

•	The Fund’s exposure in telecommunications detracted from absolute and relative performance for the year.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception
PIMCO NFJ Dividend Value Fund Institutional Class (Inception 5/8/00)	23.11%	11.66%
PIMCO NFJ Dividend Value Fund Administrative Class (Inception 5/8/00)	22.69%	11.37%
S&P 500 Index	19.11%	—
Lipper Equity Income Fund Average	18.27%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,045.40	$1,044.10	$1,025.00	$1,025.00
Expenses Paid During Period	$3.56	$4.83	$3.52	$4.78

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NFJ Dividend Value Fund Institutional Class Shares	S&P 500 Index
05/31/2000	5,000,000	5,000,000
06/30/2000	4,634,313	5,123,250
07/31/2000	4,728,125	5,043,122
08/31/2000	4,990,798	5,356,351
09/30/2000	5,021,750	5,073,589
10/31/2000	4,998,107	5,052,128
11/30/2000	4,941,364	4,653,837
12/31/2000	5,326,602	4,676,575
01/31/2001	5,449,222	4,842,500
02/28/2001	5,606,175	4,400,961
03/31/2001	5,524,371	4,122,160
04/30/2001	5,937,961	4,442,493
05/31/2001	6,193,992	4,472,258
06/30/2001	6,191,057	4,363,403
07/31/2001	6,290,035	4,320,450
08/31/2001	6,171,262	4,049,989
09/30/2001	5,689,035	3,722,968
10/31/2001	5,634,237	3,793,965
11/30/2001	5,987,934	4,085,000
12/31/2001	6,200,074	4,120,785
01/31/2002	6,227,436	4,060,662
02/28/2002	6,364,242	3,982,352
03/31/2002	6,633,465	4,132,150
04/30/2002	6,649,912	3,881,618
05/31/2002	6,715,698	3,853,010
06/30/2002	6,250,435	3,578,522
07/31/2002	5,699,736	3,299,669
08/31/2002	5,897,987	3,321,447
09/30/2002	5,183,458	2,960,468
10/31/2002	5,476,966	3,221,046
11/30/2002	5,969,837	3,410,447
12/31/2002	5,789,785	3,210,090
01/31/2003	5,617,929	3,125,985
02/28/2003	5,434,220	3,079,096
03/31/2003	5,364,060	3,108,907
04/30/2003	5,737,470	3,365,142
05/31/2003	6,247,204	3,542,374
06/30/2003	6,307,901	3,587,564
07/31/2003	6,445,550	3,650,816
08/31/2003	6,571,229	3,722,018
09/30/2003	6,524,833	3,682,490
10/31/2003	6,951,803	3,890,808
11/30/2003	7,029,981	3,925,040
12/31/2003	7,428,593	4,130,887
01/31/2004	7,550,674	4,206,709
02/29/2004	7,678,858	4,265,180
03/31/2004	7,644,332	4,200,835
04/30/2004	7,546,012	4,134,888
05/31/2004	7,607,462	4,191,631
06/30/2004	7,765,906	4,273,137

PIMCO Funds Annual Report  |  06.30.04  11

AN INTERNATIONAL FUND

PIMCO NFJ International Value Fund

•	PIMCO International Value Fund seeks long-term capital appreciation by investing in common stocks of non-U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace. This fund is not available for investment by the public.

•	PIMCO NFJ International Value Fund Institutional shares rose 42.12% for the one-year period ending June 30, 2004, dramatically outperforming the MSCI World Ex-U.S. Index, which returned 32.43% for the same period.

•	Supported by a growing global economy, international stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments, leaving international stocks to return just 0.44% in the last three months of the reporting period.

•	Overweighting in the energy sector, as well as strong stock selection in that sector, benefited the Fund’s performance during the year. Increased global demand drove energy prices up, supporting Fund holdings such as Frontline and Teekay Shipping.

•	The Fund’s overweighting of China helped performance for much of the period, though it detracted from performance in the second quarter of 2004. In particular, exposure to Aluminum Company of China and Sinopec Shanghai Petroleum proved disappointing.

•	An underweighting of Japan detracted from performance for much of the period, as the Japanese economic recovery has been progressing well. However, we are unable to find Japanese stocks that meet our strict value criteria.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception
PIMCO NFJ International Value Fund Institutional Class (Inception 1/31/03)	42.12%	40.98%
MSCI World Ex-U.S. Index	32.43%	—
Lipper International Multi-Cap Value	32.84%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,048.30	$1,025.00
Expenses Paid During Period	$0.76	$0.76

Expenses are equal to the expense ratio of 0.40% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NFJ International Value Fund Institutional Class Shares	MSCI World Ex-U.S. Index
01/31/2003	5,000,000	5,000,000
02/28/2003	4,810,000	4,902,000
03/31/2003	4,725,000	4,811,313
04/30/2003	5,185,000	5,278,491
05/31/2003	5,540,000	5,610,509
06/30/2003	5,711,922	5,750,210
07/31/2003	5,893,252	5,883,040
08/31/2003	6,165,249	6,035,999
09/30/2003	6,255,365	6,218,286
10/31/2003	6,745,487	6,608,173
11/30/2003	7,033,496	6,758,839
12/31/2003	7,743,840	7,277,918
01/31/2004	7,727,468	7,379,809
02/29/2004	8,098,561	7,551,021
03/31/2004	8,047,177	7,591,796
04/30/2004	7,636,607	7,398,964
05/31/2004	7,789,886	7,427,820
06/30/2004	8,116,076	7,615,001

12  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund

•	PIMCO NFJ Large-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the manager considers to be the 1,000 largest publicly traded companies (in terms of market capitalizations) in the United States. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Institutional Class Shares rose 21.46% for the one-year period ending June 30, 2004, underperforming the Russell Mid-Cap Value Index which gained 30.81% for the same period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s greater-than-index exposure to industrial stocks aided performance for the period. These stocks, including Burlington Northern Santa Fe, were supported by the continued economic recovery.

•	Overweighting in the energy sector also benefited the Fund during the year. Increased global demand drove energy prices up, supporting Fund holdings such as Occidental Petroleum and ConocoPhillips.

•	The Fund’s relative performance was hindered during the reporting period by select holdings in the financial services sector.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception
PIMCO NFJ Large-Cap Value Fund Institutional Class (Inception 5/8/00)	21.46%	10.31%
Russell Mid-Cap Value Index	30.81%	—
Lipper Multi-Cap Value Fund Average	21.82%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,045.80	$1,025.00
Expenses Paid During Period	$3.56	$3.52

Expenses are equal to the expense ratio of 0.70% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NFJ Large-Cap Value Fund Institutional Class Shares	Russell Mid-Cap Value Index
05/31/2000	5,000,000	5,000,000
06/30/2000	4,761,410	4,813,500
07/31/2000	4,735,079	4,926,136
08/31/2000	5,020,325	5,228,108
09/30/2000	4,989,936	5,278,298
10/31/2000	5,065,006	5,378,586
11/30/2000	4,989,936	5,308,664
12/31/2000	5,327,940	5,776,888
01/31/2001	5,346,408	5,756,091
02/28/2001	5,457,214	5,731,916
03/31/2001	5,361,589	5,572,568
04/30/2001	5,616,241	5,879,060
05/31/2001	5,875,523	6,046,025
06/30/2001	5,874,348	5,965,008
07/31/2001	5,962,649	5,941,148
08/31/2001	5,869,700	5,832,425
09/30/2001	5,393,554	5,276,012
10/31/2001	5,500,865	5,303,975
11/30/2001	5,841,461	5,675,253
12/31/2001	6,011,046	5,910,776
01/31/2002	6,143,261	5,970,475
02/28/2002	6,270,753	6,067,196
03/31/2002	6,481,587	6,377,230
04/30/2002	6,580,867	6,372,766
05/31/2002	6,647,054	6,363,207
06/30/2002	6,250,296	6,079,408
07/31/2002	5,623,842	5,484,234
08/31/2002	5,794,693	5,547,851
09/30/2002	5,131,011	4,987,518
10/31/2002	5,407,333	5,146,121
11/30/2002	5,726,532	5,470,327
12/31/2002	5,601,214	5,340,133
01/31/2003	5,493,309	5,192,211
02/28/2003	5,252,977	5,106,021
03/31/2003	5,209,148	5,123,381
04/30/2003	5,542,690	5,512,758
05/31/2003	6,043,004	5,997,881
06/30/2003	6,063,302	6,039,866
07/31/2003	6,132,541	6,227,706
08/31/2003	6,246,289	6,448,789
09/30/2003	6,242,330	6,398,489
10/31/2003	6,639,299	6,868,138
11/30/2003	6,713,731	7,067,314
12/31/2003	7,041,681	7,372,622
01/31/2004	7,141,704	7,567,259
02/29/2004	7,336,751	7,754,170
03/31/2004	7,333,368	7,766,577
04/30/2004	7,177,873	7,438,051
05/31/2004	7,162,825	7,628,465
06/30/2004	7,364,262	7,900,801

PIMCO Funds Annual Report  |  06.30.04  13

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

•	The Fund’s Institutional Class Shares gained 29.53% for the one-year period ended June 30, 2004, underperforming its benchmark index, the Russell 2000 Index, which returned 33.35%.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Small-cap value stocks (as measured by the Russell 2000 Value Index) outperformed small-cap growth stocks (Russell 2000 Growth Index) over the 12 months, gaining 35.18% and 31.56% respectively. Within small-caps, investors favored lower quality, higher beta stocks for most of the reporting period.

•	While the Fund’s absolute performance was strong, its high quality focus caused it to underperform its benchmark for the fiscal year. The Fund’s exposure to the consumer discretionary sector also proved disappointing.

•	Overweighting in industrials, relative to the benchmark, contributed to the Fund’s performance. Stocks such as Precision Castparts, McGrath RentCorp. and Curtiss-Wright all benefited from the continued economic recovery.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	10 year	Inception
PIMCO NFJ Small-Cap Value Fund Institutional Class (Inception 10/1/91)	29.53%	13.79%	14.78%	14.18%
PIMCO NFJ Small-Cap Value Fund Administrative Class (Inception 11/1/95)	28.04%	13.27%	—	14.18%
Russell 2000 Index	33.35%	6.63%	10.93%	—
Lipper Small-Cap Value Fund Average	34.14%	12.92%	14.26%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,091.40	$1,089.70	$1,025.00	$1,025.00
Expenses Paid During Period	$4.42	$5.72	$4.28	$5.54

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NFJ Small-Cap Value Fund Institutional Class Shares	Russell 2000 Index
09/30/1991	5,000,000	5,000,000
10/31/1991	5,057,765	5,132,200
11/30/1991	4,942,474	4,894,682
12/31/1991	5,307,711	5,286,354
01/31/1992	5,669,482	5,715,078
02/29/1992	5,861,326	5,881,901
03/31/1992	5,810,840	5,682,857
04/30/1992	5,692,503	5,483,332
05/31/1992	5,697,568	5,556,260
06/30/1992	5,515,246	5,295,172
07/31/1992	5,683,331	5,479,232
08/31/1992	5,596,835	5,324,279
09/30/1992	5,652,803	5,446,897
10/31/1992	5,755,927	5,618,801
11/30/1992	6,164,818	6,049,089
12/31/1992	6,302,353	6,259,658
01/31/1993	6,581,536	6,471,360
02/28/1993	6,549,919	6,322,130
03/31/1993	6,718,541	6,527,220
04/30/1993	6,541,983	6,347,787
05/31/1993	6,653,133	6,628,549
06/30/1993	6,669,012	6,669,713
07/31/1993	6,692,411	6,761,821
08/31/1993	6,915,669	7,053,797
09/30/1993	6,979,457	7,252,855
10/31/1993	7,112,529	7,439,616
11/30/1993	6,984,825	7,197,233
12/31/1993	7,174,310	7,443,163
01/31/1994	7,443,124	7,676,357
02/28/1994	7,431,872	7,648,492
03/31/1994	7,099,942	7,245,646
04/30/1994	7,124,167	7,288,612
05/31/1994	6,954,544	7,206,616
06/30/1994	6,830,154	6,963,464
07/31/1994	6,936,926	7,077,944
08/31/1994	7,215,540	7,472,185
09/30/1994	7,039,274	7,446,854
10/31/1994	6,908,581	7,416,769
11/30/1994	6,748,316	7,117,058
12/31/1994	6,909,938	7,307,581
01/31/1995	6,947,635	7,215,286
02/28/1995	7,258,630	7,515,659
03/31/1995	7,302,170	7,644,477
04/30/1995	7,472,713	7,814,337
05/31/1995	7,654,211	7,948,666
06/30/1995	7,898,295	8,361,043
07/31/1995	8,291,107	8,842,639
08/31/1995	8,454,664	9,025,593
09/30/1995	8,618,222	9,186,790
10/31/1995	8,281,407	8,775,957
11/30/1995	8,622,778	9,144,635
12/31/1995	8,669,760	9,385,870
01/31/1996	8,629,498	9,375,733
02/29/1996	8,817,388	9,667,975
03/31/1996	9,086,486	9,864,718
04/30/1996	9,396,789	10,392,185
05/31/1996	9,700,346	10,801,741
06/30/1996	9,635,021	10,358,221
07/31/1996	9,105,773	9,453,534
08/31/1996	9,540,028	10,002,407
09/30/1996	9,831,792	10,393,301
10/31/1996	10,021,779	10,233,140
11/30/1996	10,686,731	10,654,745
12/31/1996	11,072,978	10,934,006
01/31/1997	11,435,630	11,152,467
02/28/1997	11,483,984	10,882,020
03/31/1997	11,048,801	10,368,498
04/30/1997	11,161,626	10,397,426
05/31/1997	12,120,640	11,554,139
06/30/1997	12,717,001	12,049,350
07/31/1997	13,369,775	12,610,006
08/31/1997	13,732,427	12,898,775
09/30/1997	14,739,794	13,842,965
10/31/1997	14,489,967	13,235,259
11/30/1997	14,659,205	13,149,230
12/31/1997	14,950,861	13,379,342
01/31/1998	14,696,739	13,167,948
02/28/1998	15,620,050	14,142,376
03/31/1998	16,238,414	14,725,042
04/30/1998	16,187,590	14,806,472
05/31/1998	15,450,635	14,008,403
06/30/1998	14,976,274	14,037,820
07/31/1998	13,892,018	12,900,757
08/31/1998	11,850,569	10,395,430
09/30/1998	12,189,399	11,209,392
10/31/1998	12,672,231	11,666,735
11/30/1998	13,112,710	12,278,072
12/31/1998	13,581,889	13,038,085
01/31/1999	13,050,655	13,211,491
02/28/1999	12,386,612	12,141,361
03/31/1999	12,209,534	12,330,766
04/30/1999	13,254,295	13,435,602
05/31/1999	13,705,844	13,631,762
06/30/1999	14,210,516	14,247,918
07/31/1999	14,033,438	13,857,525
08/31/1999	13,528,766	13,344,797
09/30/1999	12,944,408	13,347,465
10/31/1999	12,873,577	13,400,855
11/30/1999	12,776,184	14,200,886
12/31/1999	12,712,411	15,808,427
01/31/2000	12,049,549	15,553,911
02/29/2000	11,813,462	18,121,862
03/31/2000	12,458,163	16,927,631
04/30/2000	12,848,615	15,908,588
05/31/2000	13,057,462	14,981,117
06/30/2000	12,948,499	16,287,470
07/31/2000	13,302,630	15,763,014
08/31/2000	13,911,010	16,965,732
09/30/2000	14,101,696	16,466,939
10/31/2000	14,183,418	15,732,514
11/30/2000	13,938,250	14,116,785
12/31/2000	15,465,047	15,329,416
01/31/2001	15,874,224	16,128,079
02/28/2001	16,190,407	15,070,077
03/31/2001	16,134,610	14,333,150
04/30/2001	16,748,376	15,454,003
05/31/2001	17,436,538	15,834,171
06/30/2001	17,910,812	16,380,450
07/31/2001	17,669,025	15,494,268
08/31/2001	17,780,619	14,993,803
09/30/2001	16,097,412	12,975,637
10/31/2001	16,525,188	13,734,712
11/30/2001	17,343,543	14,797,778
12/31/2001	18,422,101	15,710,801
01/31/2002	18,403,370	15,547,409
02/28/2002	18,740,530	15,121,410
03/31/2002	20,304,583	16,337,171
04/30/2002	20,894,614	16,485,840
05/31/2002	20,641,744	15,753,868
06/30/2002	20,463,798	14,972,477
07/31/2002	18,497,025	12,711,633
08/31/2002	18,918,477	12,679,853
09/30/2002	18,150,499	11,769,440
10/31/2002	18,478,294	12,147,239
11/30/2002	18,984,036	13,230,773
12/31/2002	19,001,762	12,493,819
01/31/2003	18,602,725	12,147,740
02/28/2003	18,184,686	11,780,878
03/31/2003	18,137,182	11,932,852
04/30/2003	19,324,792	13,064,086
05/31/2003	20,778,427	14,465,862
06/30/2003	20,930,441	14,727,694
07/31/2003	21,586,002	15,649,648
08/31/2003	22,146,554	16,366,402
09/30/2003	21,719,014	16,063,623
10/31/2003	23,011,134	17,412,968
11/30/2003	23,647,693	18,031,128
12/31/2003	24,839,314	18,397,160
01/31/2004	25,266,407	19,195,597
02/29/2004	26,033,232	19,368,357
03/31/2004	26,372,965	19,548,483
04/30/2004	25,412,006	18,551,510
05/31/2004	25,722,619	18,846,479
06/30/2004	27,110,670	19,639,916

14  PIMCO Funds Annual Report  |  06.30.04

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Institutional Class Shares returned 18.66% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered solid absolute performance over the period, it lagged its benchmark index. A large underweight in technology contributed to this relative performance. Technology performed particularly well in 2003 and early 2004, riding the speculative wave. Overall, the sector outperformed the broad market for the one-year period.

•	Relative performance was also hindered by an underweight to consumer discretionary stocks. These stocks were helped by the economic recovery. The Fund also saw disappointing results from holdings in this sector, including media companies Clear Channel Communications and Viacom.

•	Overweighting in the financial and basic materials sectors benefited the Fund’s relative performance. Strong stock selection in this area made a further contribution. Names that meaningfully helped performance included Countrywide Financial, Vornado Realty, Freeport McMoRan, Caterpillar, and Tyco International.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO PEA Growth & Income Fund Institutional Class (Inception 12/28/94)	18.66%	4.58%	13.48%
PIMCO PEA Growth & Income Fund Administrative Class (Inception 4/16/01)	18.56%	—	-3.68%
S&P 500 Index	19.11%	–2.20%	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,008.90	$1,010.20	$1,025.00	$1,025.00
Expenses Paid During Period	$4.25	$5.50	$4.28	$5.54

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Growth & Income Fund Institutional Class Shares	S&P 500 Index
12/31/1994	5,000,000	5,000,000
01/31/1995	4,910,000	5,129,650
02/28/1995	5,190,000	5,329,552
03/31/1995	5,370,000	5,486,828
04/30/1995	5,445,000	5,648,415
05/31/1995	5,435,000	5,874,182
06/30/1995	5,850,000	6,010,639
07/31/1995	6,205,000	6,209,952
08/31/1995	6,205,000	6,225,539
09/30/1995	6,375,000	6,488,256
10/31/1995	6,467,605	6,465,093
11/30/1995	6,542,693	6,748,911
12/31/1995	6,585,784	6,878,895
01/31/1996	6,539,441	7,113,052
02/29/1996	6,750,557	7,178,990
03/31/1996	7,002,866	7,248,124
04/30/1996	7,389,054	7,354,962
05/31/1996	7,734,048	7,544,646
06/30/1996	7,548,678	7,573,391
07/31/1996	6,704,215	7,238,799
08/31/1996	7,100,701	7,391,465
09/30/1996	7,574,424	7,807,457
10/31/1996	7,574,424	8,022,786
11/30/1996	7,945,164	8,629,229
12/31/1996	7,725,848	8,458,284
01/31/1997	7,914,427	8,986,757
02/28/1997	7,578,521	9,057,213
03/31/1997	7,266,187	8,685,052
04/30/1997	7,454,766	9,203,550
05/31/1997	8,073,541	9,763,862
06/30/1997	8,273,906	10,201,283
07/31/1997	8,957,505	11,012,999
08/31/1997	9,122,512	10,396,051
09/30/1997	9,700,035	10,965,443
10/31/1997	9,051,795	10,599,197
11/30/1997	9,063,581	11,089,834
12/31/1997	8,978,700	11,280,246
01/31/1998	8,811,246	11,405,006
02/28/1998	9,568,774	12,227,535
03/31/1998	10,055,187	12,853,707
04/30/1998	10,414,016	12,983,015
05/31/1998	10,015,317	12,759,837
06/30/1998	10,788,793	13,278,142
07/31/1998	10,485,782	13,136,729
08/31/1998	8,731,506	11,237,421
09/30/1998	9,544,852	11,957,290
10/31/1998	9,616,618	12,929,896
11/30/1998	10,190,744	13,713,577
12/31/1998	11,662,454	14,503,754
01/31/1999	12,056,796	15,110,301
02/28/1999	11,268,112	14,640,673
03/31/1999	12,115,528	15,226,446
04/30/1999	12,753,187	15,816,166
05/31/1999	12,434,358	15,442,747
06/30/1999	13,290,164	16,299,819
07/31/1999	13,105,578	15,790,939
08/31/1999	13,223,041	15,712,284
09/30/1999	12,635,724	15,282,086
10/31/1999	13,525,091	16,249,137
11/30/1999	15,589,093	16,579,482
12/31/1999	17,704,654	17,556,013
01/31/2000	17,490,608	16,674,300
02/29/2000	20,288,494	16,358,361
03/31/2000	21,251,701	17,958,699
04/30/2000	20,074,448	17,418,322
05/31/2000	18,973,641	17,060,898
06/30/2000	19,845,113	17,481,449
07/31/2000	20,043,870	17,208,039
08/31/2000	21,817,393	18,276,830
09/30/2000	21,878,549	17,311,996
10/31/2000	21,435,169	17,238,767
11/30/2000	20,334,361	15,879,727
12/31/2000	21,208,968	15,957,314
01/31/2001	21,416,899	16,523,480
02/28/2001	19,566,313	15,016,869
03/31/2001	18,318,726	14,065,550
04/30/2001	19,940,589	15,158,584
05/31/2001	20,252,485	15,260,147
06/30/2001	19,233,623	14,888,715
07/31/2001	18,360,312	14,742,150
08/31/2001	16,946,381	13,819,292
09/30/2001	15,012,622	12,703,435
10/31/2001	15,116,588	12,945,689
11/30/2001	15,719,588	13,938,753
12/31/2001	16,000,717	14,060,857
01/31/2002	15,728,453	13,855,709
02/28/2002	15,728,453	13,588,502
03/31/2002	16,272,980	14,099,637
04/30/2002	15,854,113	13,244,776
05/31/2002	15,749,397	13,147,162
06/30/2002	14,723,173	12,210,558
07/31/2002	13,508,459	11,259,063
08/31/2002	13,676,005	11,333,372
09/30/2002	12,503,178	10,101,650
10/31/2002	12,838,271	10,990,787
11/30/2002	13,236,195	11,637,057
12/31/2002	12,869,684	10,953,403
01/31/2003	12,529,891	10,666,424
02/28/2003	12,317,520	10,506,427
03/31/2003	12,345,204	10,608,151
04/30/2003	13,152,636	11,482,468
05/31/2003	13,683,841	12,087,216
06/30/2003	14,014,737	12,241,413
07/31/2003	14,377,371	12,457,241
08/31/2003	14,548,023	12,700,195
09/30/2003	14,466,253	12,565,316
10/31/2003	15,343,644	13,276,136
11/30/2003	15,557,642	13,392,941
12/31/2003	16,482,226	14,095,328
01/31/2004	16,740,771	14,354,048
02/29/2004	17,042,406	14,553,561
03/31/2004	16,986,634	14,334,003
04/30/2004	16,164,351	14,108,981
05/31/2004	16,250,907	14,302,598
06/30/2004	16,629,302	14,580,711

PIMCO Funds Annual Report  |  06.30.04  15

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 19.83% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund outperformed its benchmark over the fiscal year, due in large part to sector allocation. For example, the Fund’s overweight in technology contributed to relative performance, as the technology sector outpaced the broad market for the year. Within technology, the Fund saw several holdings post double-digit gains, including Cisco Systems, Intel and Dell.

•	An overweight in healthcare also helped relative performance. Strong holdings in this sector included Stryker, a medical equipment manufacturer, and UnitedHealth, an HMO.

•	Relative performance was hindered during the period by an underweight in energy. Energy stocks were supported during the period by rising crude oil prices. The Fund’s limited exposure to the sector performed well, including its position in Schlumberger, one of the world’s largest oil services companies.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO PEA Growth Fund Institutional Class (Inception 3/31/99)	19.83%	–5.72%	–5.47%
PIMCO PEA Growth Fund Administrative Class (Inception 3/31/99)	19.53%	–6.03%	–5.78%
S&P 500 Index	19.11%	–2.20%	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,041.90	$1,040.90	$1,025.00	$1,025.00
Expenses Paid During Period	$3.81	$5.07	$3.78	$5.03

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Growth Fund Institutional Class Shares	S&P 500 Index
03/31/1999	5,000,000	5,000,000
04/30/1999	4,876,879	5,193,650
05/31/1999	4,624,240	5,071,028
06/30/1999	4,995,203	5,352,470
07/31/1999	4,785,737	5,185,366
08/31/1999	4,798,529	5,159,538
09/30/1999	4,779,341	5,018,271
10/31/1999	5,172,689	5,335,827
11/30/1999	5,521,266	5,444,305
12/31/1999	6,500,721	5,764,974
01/31/2000	6,231,270	5,475,441
02/29/2000	6,875,690	5,371,694
03/31/2000	7,216,742	5,897,206
04/30/2000	6,572,323	5,719,760
05/31/2000	6,027,770	5,602,390
06/30/2000	6,626,966	5,740,489
07/31/2000	6,772,055	5,650,708
08/31/2000	7,459,812	6,001,673
09/30/2000	6,866,268	5,684,845
10/31/2000	6,359,401	5,660,798
11/30/2000	5,445,531	5,214,522
12/31/2000	5,614,609	5,240,000
01/31/2001	5,535,214	5,425,915
02/28/2001	4,814,558	4,931,180
03/31/2001	4,297,476	4,618,790
04/30/2001	4,739,235	4,977,716
05/31/2001	4,649,662	5,011,066
06/30/2001	4,499,016	4,889,097
07/31/2001	4,378,906	4,840,969
08/31/2001	4,032,828	4,537,924
09/30/2001	3,650,106	4,171,504
10/31/2001	3,723,394	4,251,054
11/30/2001	4,024,685	4,577,153
12/31/2001	3,999,881	4,617,248
01/31/2002	3,930,103	4,549,883
02/28/2002	3,813,124	4,462,138
03/31/2002	3,983,462	4,629,983
04/30/2002	3,751,556	4,349,267
05/31/2002	3,679,726	4,317,213
06/30/2002	3,355,467	4,009,655
07/31/2002	3,084,567	3,697,206
08/31/2002	3,121,508	3,721,608
09/30/2002	2,803,405	3,317,140
10/31/2002	2,992,214	3,609,111
11/30/2002	3,025,051	3,821,331
12/31/2002	2,842,399	3,596,835
01/31/2003	2,774,674	3,502,598
02/28/2003	2,733,628	3,450,059
03/31/2003	2,766,464	3,483,463
04/30/2003	2,938,855	3,770,567
05/31/2003	3,051,730	3,969,152
06/30/2003	3,105,090	4,019,787
07/31/2003	3,205,651	4,090,660
08/31/2003	3,250,801	4,170,440
09/30/2003	3,189,233	4,126,149
10/31/2003	3,427,296	4,359,565
11/30/2003	3,470,394	4,397,921
12/31/2003	3,570,956	4,628,568
01/31/2004	3,714,615	4,713,525
02/29/2004	3,757,712	4,779,041
03/31/2004	3,716,667	4,706,943
04/30/2004	3,575,060	4,633,051
05/31/2004	3,644,837	4,696,630
06/30/2004	3,720,771	4,787,956

16  PIMCO Funds Annual Report  |  06.30.04

A SECTOR-RELATED STOCK FUND

PIMCO PEA Innovation Fund

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide for and service those technologies.

•	The Fund’s Institutional Class Shares reported a total return of 26.86% for the one-year period ended June 30, 2004, slightly outperforming the NASDAQ Composite Index return of 26.20%. The Lipper Science and Technology Fund Average returned 25.55% for this same period.

•	Over the reporting period, technology stocks (as represented by the NASDAQ Composite Index) outperformed the market as a whole (S&P 500 Index). However, much of the gains made by the technology sector occurred in the second half of 2003, with little ground gained in the first half of 2004.

•	The Fund’s overweighting in the semiconductor industry had a positive effect on relative performance. Semiconductors are a cyclical area of technology and therefore benefited from the global economic recovery. Fund holdings such as National Semiconductor and Micron saw significant price gains during the period.

•	Exposure to Internet stocks also aided the Fund’s performance during the 12-month period. In particular, Monster Worldwide and Amazon.com performed well on improving fundamentals and a brighter outlook.

•	The Fund’s relative performance during the period was hindered by select stocks in the storage industry. Two examples of disappointing holdings were Maxtor and EMC. These issues, along with much of the storage industry, suffered when competitor Emulex preannounced negative results in the second quarter.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO PEA Innovation Fund Institutional Class (Inception 3/5/99)	26.86%	–10.61%	–7.67%
PIMCO PEA Innovation Fund Administrative Class (Inception 3/10/00)	26.63%	—	–31.91%
NASDAQ Composite Index	26.20%	–5.27%	—
Lipper Science & Technology Fund Average	25.55%	–7.57%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$983.30	$982.50	$1,025.00	$1,025.00
Expenses Paid During Period	$4.44	$5.67	$4.53	$5.79

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Institutional Class, 1.15% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Innovation Fund Institutional Class Shares	NASDAQ Composite Index
03/31/1999	5,000,000	5,000,000
04/30/1999	4,939,306	5,165,500
05/31/1999	4,819,364	5,018,800
06/30/1999	5,419,075	5,456,941
07/31/1999	5,369,942	5,360,353
08/31/1999	5,783,237	5,565,119
09/30/1999	5,881,503	5,579,031
10/31/1999	6,702,312	6,026,470
11/30/1999	7,872,832	6,777,368
12/31/1999	10,557,847	8,267,033
01/31/2000	10,501,543	8,004,968
02/29/2000	14,663,230	9,541,122
03/31/2000	13,292,624	9,289,236
04/30/2000	11,202,933	7,842,902
05/31/2000	9,718,110	6,908,813
06/30/2000	11,669,454	8,057,057
07/31/2000	11,112,846	7,652,593
08/31/2000	13,057,755	8,544,885
09/30/2000	12,793,930	7,461,394
10/31/2000	11,037,238	6,845,829
11/30/2000	7,901,896	5,278,134
12/31/2000	7,512,144	5,019,505
01/31/2001	7,871,334	5,633,391
02/28/2001	5,743,407	4,372,075
03/31/2001	4,950,650	3,738,998
04/30/2001	5,679,914	4,299,848
05/31/2001	5,298,955	4,288,238
06/30/2001	5,255,417	4,390,727
07/31/2001	4,705,748	4,118,941
08/31/2001	3,891,222	3,668,329
09/30/2001	2,822,723	3,045,447
10/31/2001	3,506,635	3,434,350
11/30/2001	4,156,079	3,922,715
12/31/2001	4,141,608	3,963,119
01/31/2002	4,199,659	3,929,829
02/28/2002	3,403,266	3,518,376
03/31/2002	3,905,774	3,749,885
04/30/2002	3,337,958	3,430,770
05/31/2002	3,076,727	3,283,590
06/30/2002	2,527,052	2,973,619
07/31/2002	2,195,070	2,699,451
08/31/2002	2,064,455	2,672,187
09/30/2002	1,639,953	2,381,987
10/31/2002	1,950,166	2,702,364
11/30/2002	2,316,616	3,005,300
12/31/2002	1,979,192	2,714,086
01/31/2003	1,995,518	2,684,502
02/28/2003	2,029,987	2,718,327
03/31/2003	1,997,333	2,725,667
04/30/2003	2,215,026	2,975,883
05/31/2003	2,474,443	3,243,415
06/30/2003	2,438,161	3,297,904
07/31/2003	2,612,315	3,526,119
08/31/2003	2,860,848	3,679,505
09/30/2003	2,777,399	3,631,672
10/31/2003	3,114,823	3,926,927
11/30/2003	3,183,759	3,983,867
12/31/2003	3,145,663	4,071,512
01/31/2004	3,332,516	4,198,950
02/29/2004	3,288,977	4,125,049
03/31/2004	3,209,157	4,052,861
04/30/2004	2,840,893	3,902,499
05/31/2004	3,064,028	4,037,916
06/30/2004	3,093,054	4,161,880

PIMCO Funds Annual Report  |  06.30.04  17

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	PIMCO PEA Opportunity Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 36.02% for the year ended June 30, 2004, compared to a 31.56% return for the Russell 2000 Growth Index.

•	Supported by a growing economy, the stock market delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments. Small cap stocks suffered in this environment, gaining very little ground in the last three months of the period.

•	The Fund outperformed its benchmark index over the 12-month period. This relative performance was due to several factors, including strong stock selection in technology. Examples from this sector include Websense, a provider of Internet management-products that allow businesses to monitor, report and manage their employees’ use of the Internet. Websense benefited from the improving economy and increased corporate spending on information technology.

•	Overweighting in industrials also helped relative performance, as did stock selection within the sector. One name in this area that did particularly well over the period was Mobile Mini. Mobile Mini provides portable storage solutions through a fleet of portable storage units. These units are used by customers to store a variety of materials, including retail and manufacturing inventory, construction materials and equipment, and documents. Demand for Mobile Mini’s product increased over the period as companies increased production and inventory.

•	Relative performance was hindered by exposure to healthcare. Disappointing holdings in this sector included Par Pharmaceutical Companies and BioMarin Pharmaceutical.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO PEA Opportunity Fund Institutional Class (Inception 3/31/99)	36.02%	4.54%	6.84%
PIMCO PEA Opportunity Fund Administrative Class (Inception 3/31/99)	35.74%	4.36%	6.67%
Russell 2000 Growth Index	31.56%	–0.45%	—
Lipper Small-Cap Growth Fund Average	27.08%	3.19%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,042.00	$1,040.60	$1,025.00	$1,025.00
Expenses Paid During Period	$4.57	$5.83	$4.53	$5.79

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Institutional Class, 1.15% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Opportunity Fund Institutional Class Shares	Russell 2000 Growth Index
03/31/1999	5,000,000	5,000,000
04/30/1999	5,338,785	5,441,500
05/31/1999	5,268,692	5,450,206
06/30/1999	5,668,224	5,737,432
07/31/1999	5,703,271	5,560,146
08/31/1999	5,593,458	5,352,196
09/30/1999	5,728,972	5,455,494
10/31/1999	5,971,963	5,595,154
11/30/1999	6,726,636	6,186,562
12/31/1999	8,326,702	7,277,253
01/31/2000	8,385,691	7,209,574
02/29/2000	10,770,071	8,887,242
03/31/2000	10,046,685	7,953,193
04/30/2000	8,177,679	7,149,921
05/31/2000	7,376,676	6,523,588
06/30/2000	8,516,087	7,366,435
07/31/2000	7,935,515	6,735,132
08/31/2000	9,140,124	7,443,668
09/30/2000	8,798,611	7,073,717
10/31/2000	8,069,015	6,499,331
11/30/2000	6,349,033	5,319,053
12/31/2000	7,182,513	5,644,579
01/31/2001	7,158,743	6,101,225
02/28/2001	5,982,126	5,264,747
03/31/2001	5,352,220	4,786,182
04/30/2001	6,089,092	5,372,010
05/31/2001	6,180,210	5,496,641
06/30/2001	6,346,600	5,646,699
07/31/2001	5,986,088	5,165,036
08/31/2001	5,494,841	4,842,221
09/30/2001	4,385,572	4,060,687
10/31/2001	5,023,402	4,451,325
11/30/2001	5,482,956	4,823,010
12/31/2001	5,962,318	5,123,484
01/31/2002	5,843,468	4,941,088
02/28/2002	5,459,186	4,621,399
03/31/2002	6,033,628	5,022,999
04/30/2002	5,811,774	4,914,502
05/31/2002	5,391,837	4,627,004
06/30/2002	5,023,402	4,234,634
07/31/2002	4,068,638	3,583,771
08/31/2002	4,048,830	3,581,979
09/30/2002	3,819,053	3,323,360
10/31/2002	4,116,178	3,491,522
11/30/2002	4,448,959	3,837,532
12/31/2002	4,223,144	3,572,742
01/31/2003	4,163,718	3,475,564
02/28/2003	3,937,903	3,382,766
03/31/2003	3,949,788	3,433,846
04/30/2003	4,341,994	3,758,688
05/31/2003	4,920,398	4,182,292
06/30/2003	5,201,677	4,263,010
07/31/2003	5,613,691	4,585,293
08/31/2003	5,847,430	4,831,524
09/30/2003	5,756,311	4,709,286
10/31/2003	6,481,297	5,116,168
11/30/2003	6,734,844	5,282,956
12/31/2003	6,790,308	5,306,729
01/31/2004	7,123,088	5,585,332
02/29/2004	7,158,743	5,576,954
03/31/2004	7,103,280	5,603,166
04/30/2004	6,691,266	5,321,887
05/31/2004	6,802,193	5,427,792
06/30/2004	7,075,548	5,608,538

18  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	PIMCO PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ended June 30, 2004, the Fund’s Institutional Class Shares posted a return of 44.34%, outperforming the 30.81% gain by Russell Mid-Cap Value Index for the same period. The Lipper Mid-Cap Value Fund Average rose 30.90% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, returning 21.13% and 17.89% respectively.

•	The Fund benefited by overweighting the technology sector. In particular, the Fund was aided by exposure to more cyclical technology stocks, such as semiconductors. Examples of stocks in this category included Micron Technology and Teradyne, both of which posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in basic materials. The improving economy led to increased demand for materials, supporting stocks in this sector. Two names in particular contributed to performance: chemical manufacturer Eastman Chemical and crop nutrient producer IMC Global.

•	The Fund’s underweighting in consumer discretionary stocks detracted from performance during the period.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO PEA Renaissance Fund Institutional Class (Inception 12/30/97)	44.34%	15.66%	15.85%
PIMCO PEA Renaissance Fund Administrative Class (Inception 8/31/98)	43.93%	15.54%	19.38%
Russell Mid-Cap Value Index	30.81%	8.62%	—
Lipper Mid-Cap Value Fund Average	30.90%	10.14%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,074.00	$1,072.80	$1,025.00	$1,025.00
Expenses Paid During Period	$4.38	$5.67	$4.28	$5.54

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Renaissance Fund Institutional Class Shares	Russell Mid-Cap Value Index
12/31/1997	5,000,000	5,000,000
01/31/1998	5,005,928	4,903,000
02/28/1998	5,388,263	5,230,520
03/31/1998	5,595,732	5,499,892
04/30/1998	5,723,177	5,469,093
05/31/1998	5,604,624	5,341,116
06/30/1998	5,652,045	5,358,208
07/31/1998	5,536,455	5,086,546
08/31/1998	4,555,424	4,371,378
09/30/1998	4,718,435	4,626,667
10/31/1998	4,922,940	4,926,475
11/30/1998	5,234,143	5,099,394
12/31/1998	5,591,637	5,254,415
01/31/1999	5,947,095	5,131,987
02/28/1999	5,659,994	5,019,084
03/31/1999	5,912,917	5,090,857
04/30/1999	6,217,107	5,572,961
05/31/1999	6,032,542	5,596,367
06/30/1999	6,230,779	5,660,166
07/31/1999	6,261,539	5,518,662
08/31/1999	6,066,721	5,327,716
09/30/1999	5,612,144	5,058,134
10/31/1999	5,577,965	5,207,348
11/30/1999	5,779,620	5,112,054
12/31/1999	6,139,865	5,249,057
01/31/2000	5,881,887	4,935,163
02/29/2000	5,512,120	4,728,874
03/31/2000	6,208,659	5,302,013
04/30/2000	6,432,239	5,323,221
05/31/2000	6,642,921	5,414,781
06/30/2000	6,436,539	5,212,809
07/31/2000	6,608,524	5,334,789
08/31/2000	7,124,479	5,661,811
09/30/2000	7,290,708	5,716,165
10/31/2000	7,708,921	5,824,772
11/30/2000	7,739,102	5,749,050
12/31/2000	8,486,849	6,256,116
01/31/2001	8,735,920	6,233,594
02/28/2001	8,823,556	6,207,413
03/31/2001	8,389,989	6,034,847
04/30/2001	8,818,943	6,366,764
05/31/2001	8,934,254	6,547,580
06/30/2001	8,938,866	6,459,842
07/31/2001	9,141,813	6,434,003
08/31/2001	9,178,712	6,316,260
09/30/2001	8,385,376	5,713,689
10/31/2001	8,772,819	5,743,972
11/30/2001	9,746,039	6,146,050
12/31/2001	10,172,993	6,401,111
01/31/2002	10,177,907	6,465,762
02/28/2002	10,128,762	6,570,507
03/31/2002	10,934,739	6,906,260
04/30/2002	10,654,613	6,901,426
05/31/2002	10,625,126	6,891,074
06/30/2002	9,465,306	6,583,732
07/31/2002	8,035,190	5,939,185
08/31/2002	7,838,610	6,008,079
09/30/2002	6,462,553	5,401,263
10/31/2002	6,963,831	5,573,023
11/30/2002	8,084,335	5,924,124
12/31/2002	7,547,792	5,783,130
01/31/2003	7,075,091	5,622,937
02/28/2003	6,802,775	5,529,596
03/31/2003	6,725,704	5,548,397
04/30/2003	7,532,377	5,970,075
05/31/2003	8,647,334	6,495,442
06/30/2003	8,935,064	6,540,910
07/31/2003	9,469,421	6,744,332
08/31/2003	10,168,196	6,983,756
09/30/2003	10,034,606	6,929,282
10/31/2003	10,748,795	7,437,892
11/30/2003	11,123,872	7,653,591
12/31/2003	12,007,617	7,984,226
01/31/2004	12,357,004	8,195,009
02/29/2004	12,577,940	8,397,426
03/31/2004	12,506,007	8,410,862
04/30/2004	12,166,896	8,055,082
05/31/2004	12,459,765	8,261,293
06/30/2004	12,896,499	8,556,221

PIMCO Funds Annual Report  |  06.30.04  19

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PIMCO PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 29.23% for the year ended June 30, 2004, compared to a 27.33% return for the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund outperformed its index over the reporting period. Stock selection in technology contributed to this relative performance. Examples of strong holdings in this sector included Mercury Interactive, an application management and IT-governance software company, and Marvell Technology, a semiconductor manufacturer. Both of these companies benefited from the improving economy and increased corporate spending on technology.

•	Stock selection in consumer discretionary also contributed to relative performance. The improving economy led to an increase in leisure travel, benefiting Fund holding Royal Caribbean Cruises. Coach, a high-end leather goods retailer, was another Fund holding in this sector that performed well.

•	An underweighting in the materials sector hindered the Fund’s relative performance. Materials companies were up on increased demand for building and construction.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO PEA Target Fund Institutional Class (Inception 3/31/99)	29.23%	4.37%	5.80%
PIMCO PEA Target Fund Administrative Class (Inception 3/31/99)	29.01%	4.33%	5.75%
Russell Mid-Cap Growth Index	27.33%	0.49%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,074.00	$1,072.80	$1,025.00	$1,025.00
Expenses Paid During Period	$4.13	$5.41	$4.03	$5.29

For each class of the Fund, expenses are equal to the expense ratio for the class (0.80% for Institutional Class, 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Target Fund Institutional Class Shares	Russell Mid-Cap Growth Index
03/31/1999	5,000,000	5,000,000
04/30/1999	5,143,819	5,228,000
05/31/1999	5,003,060	5,160,559
06/30/1999	5,428,397	5,520,766
07/31/1999	5,345,777	5,345,205
08/31/1999	5,431,457	5,289,615
09/30/1999	5,370,257	5,244,654
10/31/1999	5,875,153	5,650,065
11/30/1999	6,741,126	6,235,412
12/31/1999	8,204,952	7,315,385
01/31/2000	8,436,917	7,313,922
02/29/2000	11,525,372	8,851,309
03/31/2000	10,995,165	8,860,160
04/30/2000	9,977,831	7,999,839
05/31/2000	9,076,479	7,416,650
06/30/2000	10,305,896	8,203,557
07/31/2000	10,358,917	7,684,272
08/31/2000	12,019,127	8,843,060
09/30/2000	11,518,745	8,410,634
10/31/2000	10,309,210	7,835,347
11/30/2000	8,238,089	6,132,726
12/31/2000	8,998,917	6,455,921
01/31/2001	8,821,408	6,824,554
02/28/2001	7,636,731	5,643,906
03/31/2001	6,683,586	4,836,263
04/30/2001	7,486,234	5,642,468
05/31/2001	7,478,516	5,615,949
06/30/2001	7,474,658	5,618,756
07/31/2001	7,081,051	5,240,052
08/31/2001	6,467,489	4,860,149
09/30/2001	5,456,461	4,056,766
10/31/2001	5,753,595	4,483,132
11/30/2001	6,224,379	4,965,965
12/31/2001	6,448,194	5,154,672
01/31/2002	6,270,686	4,987,145
02/28/2002	5,742,019	4,704,374
03/31/2002	6,162,637	5,063,318
04/30/2002	5,973,552	4,795,468
05/31/2002	5,722,724	4,652,563
06/30/2002	5,174,763	4,138,920
07/31/2002	4,649,955	3,736,617
08/31/2002	4,588,213	3,723,539
09/30/2002	4,225,478	3,427,890
10/31/2002	4,418,422	3,693,552
11/30/2002	4,707,838	3,982,757
12/31/2002	4,356,680	3,742,198
01/31/2003	4,387,551	3,705,525
02/28/2003	4,329,667	3,673,287
03/31/2003	4,333,526	3,741,610
04/30/2003	4,630,660	3,996,413
05/31/2003	5,070,573	4,380,868
06/30/2003	5,201,775	4,443,515
07/31/2003	5,452,603	4,602,148
08/31/2003	5,738,160	4,855,727
09/30/2003	5,537,498	4,761,525
10/31/2003	6,070,024	5,145,304
11/30/2003	6,232,097	5,283,199
12/31/2003	6,259,109	5,340,785
01/31/2004	6,536,949	5,517,031
02/29/2004	6,687,445	5,609,718
03/31/2004	6,660,433	5,599,059
04/30/2004	6,413,465	5,441,166
05/31/2004	6,560,102	5,569,577
06/30/2004	6,722,175	5,658,133

20  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ended June 30, 2004, the Fund’s Institutional Class Shares delivered a return of 36.10%, outperforming the Russell 1000 Value Index, which gained 21.13%. The Lipper Large-Cap Value Fund Average rose 19.19% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to cyclical technology stocks such as semiconductors, which benefited from the global economic recovery. Semiconductor holdings such as Micron Technology and Agilent posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in industrials stocks, which also benefited from the economic recovery. As the business environment improved, demand for industrial products grew. In particular, Fund holdings Boeing, Tyco and Honeywell all saw their stock prices increase significantly during the year.

•	The Fund’s underweighting in the energy sector detracted from performance during the period, as energy stocks were supported by high crude oil prices.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	10 year	Inception
PIMCO PEA Value Fund Institutional Class (Inception 12/30/91)	36.10%	11.39%	16.21%	14.78%
PIMCO PEA Value Fund Administrative Class (Inception 8/21/97)	35.72%	11.07%	—	11.67%
Russell 1000 Value Index	21.13%	1.87%	12.64%	—
Lipper Large-Cap Value Fund Average	19.19%	0.52%	10.25%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,103.00	$1,100.60	$1,025.00	$1,025.00
Expenses Paid During Period	$3.66	$4.96	$3.52	$4.78

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	PEA Value Fund Institutional Class Shares	Russell 1000 Value Index
12/31/1991	5,000,000	5,000,000
01/31/1992	5,144,543	5,007,900
02/29/1992	5,318,513	5,130,493
03/31/1992	5,199,220	5,056,101
04/30/1992	5,222,775	5,273,817
05/31/1992	5,177,665	5,300,133
06/30/1992	5,067,395	5,267,113
07/31/1992	5,247,250	5,470,529
08/31/1992	5,095,741	5,303,186
09/30/1992	5,166,445	5,376,582
10/31/1992	5,199,464	5,381,582
11/30/1992	5,478,838	5,558,152
12/31/1992	5,657,265	5,690,547
01/31/1993	5,776,676	5,855,801
02/28/1993	5,839,127	6,062,042
03/31/1993	6,021,274	6,240,690
04/30/1993	5,916,309	6,160,747
05/31/1993	6,000,080	6,284,578
06/30/1993	6,041,965	6,423,153
07/31/1993	6,013,326	6,494,964
08/31/1993	6,340,080	6,729,497
09/30/1993	6,355,890	6,740,197
10/31/1993	6,576,391	6,735,546
11/30/1993	6,510,186	6,596,524
12/31/1993	6,585,324	6,721,858
01/31/1994	6,890,617	6,976,214
02/28/1994	6,778,756	6,737,627
03/31/1994	6,415,209	6,486,987
04/30/1994	6,337,376	6,611,408
05/31/1994	6,337,376	6,687,571
06/30/1994	6,191,689	6,527,404
07/31/1994	6,450,687	6,730,471
08/31/1994	6,722,772	6,923,838
09/30/1994	6,518,708	6,694,036
10/31/1994	6,588,249	6,787,350
11/30/1994	6,257,410	6,513,142
12/31/1994	6,317,178	6,588,173
01/31/1995	6,489,231	6,790,957
02/28/1995	6,779,505	7,059,471
03/31/1995	6,966,570	7,214,356
04/30/1995	7,155,132	7,442,330
05/31/1995	7,427,832	7,755,577
06/30/1995	7,557,689	7,860,666
07/31/1995	7,890,844	8,134,295
08/31/1995	7,988,826	8,249,233
09/30/1995	8,210,920	8,547,525
10/31/1995	8,234,873	8,462,648
11/30/1995	8,589,768	8,891,281
12/31/1995	8,774,957	9,114,719
01/31/1996	9,026,323	9,398,734
02/29/1996	9,224,369	9,469,788
03/31/1996	9,300,160	9,630,775
04/30/1996	9,422,631	9,667,757
05/31/1996	9,613,992	9,788,604
06/30/1996	9,572,367	9,796,631
07/31/1996	9,057,641	9,426,416
08/31/1996	9,411,035	9,696,011
09/30/1996	9,668,844	10,081,428
10/31/1996	9,807,853	10,471,176
11/30/1996	10,649,629	11,230,441
12/31/1996	10,559,934	11,087,140
01/31/1997	10,916,251	11,624,645
02/28/1997	11,102,507	11,795,411
03/31/1997	10,714,973	11,371,248
04/30/1997	11,137,719	11,848,954
05/31/1997	11,796,226	12,511,311
06/30/1997	12,097,138	13,048,046
07/31/1997	12,897,623	14,029,650
08/31/1997	12,628,072	13,530,195
09/30/1997	13,388,728	14,347,419
10/31/1997	12,716,422	13,947,126
11/30/1997	13,027,978	14,563,588
12/31/1997	13,327,284	14,988,845
01/31/1998	13,382,242	14,777,503
02/28/1998	14,179,131	15,772,028
03/31/1998	14,755,186	16,737,277
04/30/1998	14,461,368	16,849,249
05/31/1998	14,406,277	16,599,880
06/30/1998	14,438,304	16,812,691
07/31/1998	13,829,793	16,516,787
08/31/1998	11,847,523	14,059,089
09/30/1998	12,527,952	14,866,081
10/31/1998	13,639,900	16,018,202
11/30/1998	14,427,531	16,764,651
12/31/1998	14,682,095	17,334,649
01/31/1999	14,315,043	17,473,326
02/28/1999	13,790,682	17,226,952
03/31/1999	13,750,211	17,583,550
04/30/1999	15,204,256	19,225,853
05/31/1999	15,615,182	19,014,369
06/30/1999	16,214,406	19,565,786
07/31/1999	16,044,844	18,992,508
08/31/1999	15,896,477	18,287,886
09/30/1999	15,442,287	17,647,810
10/31/1999	15,474,193	18,664,324
11/30/1999	15,240,219	18,518,742
12/31/1999	15,313,324	18,607,632
01/31/2000	14,393,210	18,001,023
02/29/2000	13,013,039	16,663,547
03/31/2000	15,019,464	18,696,500
04/30/2000	14,979,870	18,479,621
05/31/2000	15,639,776	18,673,657
06/30/2000	15,135,471	17,820,271
07/31/2000	15,864,412	18,043,024
08/31/2000	16,858,423	19,046,216
09/30/2000	17,326,935	19,221,441
10/31/2000	18,523,730	19,694,289
11/30/2000	18,763,090	18,963,631
12/31/2000	20,063,609	19,913,709
01/31/2001	20,090,343	19,989,381
02/28/2001	20,170,544	19,433,676
03/31/2001	19,889,841	18,747,667
04/30/2001	21,320,091	19,666,303
05/31/2001	21,654,262	20,108,795
06/30/2001	21,654,262	19,662,379
07/31/2001	22,188,935	19,621,088
08/31/2001	21,440,393	18,834,283
09/30/2001	19,916,574	17,508,349
10/31/2001	20,036,876	17,357,777
11/30/2001	22,376,071	18,366,264
12/31/2001	23,213,766	18,799,708
01/31/2002	23,515,244	18,654,950
02/28/2002	23,530,317	18,684,798
03/31/2002	24,811,597	19,568,589
04/30/2002	23,424,800	18,897,387
05/31/2002	23,409,726	18,991,874
06/30/2002	20,937,611	17,901,740
07/31/2002	18,525,791	16,236,878
08/31/2002	18,495,644	16,360,279
09/30/2002	15,134,170	14,541,016
10/31/2002	16,294,858	15,618,505
11/30/2002	18,827,269	16,602,471
12/31/2002	17,456,251	15,881,923
01/31/2003	17,012,717	15,497,581
02/28/2003	16,252,372	15,083,795
03/31/2003	16,284,053	15,109,438
04/30/2003	17,883,945	16,439,068
05/31/2003	19,816,489	17,501,032
06/30/2003	20,434,269	17,719,795
07/31/2003	21,099,571	17,983,820
08/31/2003	21,923,277	18,264,368
09/30/2003	21,606,467	18,085,377
10/31/2003	22,984,592	19,192,202
11/30/2003	23,634,053	19,453,216
12/31/2003	25,214,290	20,651,534
01/31/2004	26,504,471	21,015,001
02/29/2004	27,205,311	21,464,722
03/31/2004	26,918,604	21,275,832
04/30/2004	26,408,902	20,756,702
05/31/2004	26,711,537	20,968,420
06/30/2004	27,810,581	21,463,275

PIMCO Funds Annual Report  |  06.30.04  21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Asset Allocation Fund

Institutional Class
06/30/2004	$9.29	$0.30	(a)	$1.18	(a)	$1.48	$(0.16)	$0.00	$0.00
06/30/2003	9.26	0.26	(a)	0.05	(a)	0.31	(0.28)	0.00	0.00
06/30/2002	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00	0.00
06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)	(0.10)
06/30/2000	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)	0.00

CCM Capital Appreciation Fund

Institutional Class
06/30/2004	$14.27	$0.06	(a)	$2.30	(a)	$2.36	$0.00	$0.00	$0.00
06/30/2003	14.83	0.04	(a)	(0.60	)(a)	(0.56)	0.00	0.00	0.00
06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)	0.00	0.00
06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)	0.00
06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)	(5.00)	0.00
Administrative Class
06/30/2004	14.04	0.02	(a)	2.26	(a)	2.28	0.00	0.00	0.00
06/30/2003	14.59	0.01	(a)	(0.56	)(a)	(0.55)	0.00	0.00	0.00
06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00	0.00
06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)	0.00
06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)	(5.00)	0.00

CCM Emerging Companies Fund

Institutional Class
06/30/2004	$19.70	$(0.26	)(a)	$6.27	(a)	$6.01	$0.00	$(1.82)	$0.00
06/30/2003	21.62	(0.20	)(a)	0.53	(a)	0.33	0.00	(2.25)	0.00
06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00	(2.70)	0.00
06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)	0.00
06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00	0.00	0.00
Administrative Class
06/30/2004	19.21	(0.31	)(a)	6.12	(a)	5.81	0.00	(1.82)	0.00
06/30/2003	21.19	(0.24	)(a)	0.51	(a)	0.27	0.00	(2.25)	0.00
06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)	0.00
06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)	0.00
06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00	0.00	0.00

CCM Focused Growth Fund

Institutional Class
06/30/2004	$5.66	$0.00	(a)	$1.28	(a)	$1.28	$0.00	$0.00	$0.00
06/30/2003	5.63	0.00	(a)	0.03	(a)	0.03	0.00	0.00	0.00
06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00	(0.01)	0.00
06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)	0.00
08/31/1999 – 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00	0.00	0.00

CCM Mid-Cap Fund

Institutional Class
06/30/2004	$17.65	$0.02	(a)	$4.13	(a)	$4.15	$0.00	$0.00	$0.00
06/30/2003	18.05	0.01	(a)	(0.41	)(a)	(0.40)	0.00	0.00	0.00
06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)	0.00	(0.03)
06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)	0.00
06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)	(0.02)	0.00
Administrative Class
06/30/2004	17.40	(0.03	)(a)	4.07	(a)	4.04	0.00	0.00	0.00
06/30/2003	17.83	(0.03	)(a)	(0.40	)(a)	(0.43)	0.00	0.00	0.00
06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.14)	0.00	0.00
06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)	0.00
06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)	(0.02)	0.00

22 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Asset Allocation Fund

Institutional Class
06/30/2004	$(0.16)	$10.61	16.70%	$1,987	0.10	%(c)(f)	2.94%	23%
06/30/2003	(0.28)	9.29	3.54	1,196	0.10	(c)(f)	2.85	13
06/30/2002	(0.30)	9.26	(3.89)	26	0.10	(c)(f)	4.11	24
06/30/2001	(1.43)	9.94	(1.41)	48	0.10	(c)(f)	6.20	39
06/30/2000	(0.85)	11.50	9.90	57	0.10	(c)(f)	5.51	44

CCM Capital Appreciation Fund

Institutional Class
06/30/2004	$0.00	$16.63	16.54%	$292,920	0.71	%(b)	0.35%	148%
06/30/2003	0.00	14.27	(3.77)	240,130	0.70		0.33	161
06/30/2002	(0.04)	14.83	(16.08)	247,275	0.71	(b)	0.51	110
06/30/2001	(8.12)	17.72	(8.83)	276,170	0.70		0.53	112
06/30/2000	(5.11)	27.10	22.79	372,028	0.71	(b)	0.29	119
Administrative Class
06/30/2004	0.00	16.32	16.24	235,357	0.96	(g)	0.10	148
06/30/2003	0.00	14.04	(3.76)	188,923	0.95		0.08	161
06/30/2002	(0.03)	14.59	(16.28)	166,964	0.96	(g)	0.26	110
06/30/2001	(8.09)	17.46	(9.07)	200,351	0.95		0.30	112
06/30/2000	(5.05)	26.85	22.49	180,423	0.96	(g)	0.04	119

CCM Emerging Companies Fund

Institutional Class
06/30/2004	$(1.82)	$23.89	31.57%	$491,944	1.50%		(1.13)%	176%
06/30/2003	(2.25)	19.70	3.50	284,187	1.50		(1.14)	130
06/30/2002	(2.70)	21.62	4.95	219,868	1.51	(h)	(1.03)	122
06/30/2001	(2.60)	23.34	4.28	231,755	1.50		(0.71)	80
06/30/2000	0.00	25.12	25.60	231,579	1.51	(h)	(0.90)	85
Administrative Class
06/30/2004	(1.82)	23.20	31.33	55,531	1.75		(1.39)	176
06/30/2003	(2.25)	19.21	3.27	50,035	1.75		(1.40)	130
06/30/2002	(2.70)	21.19	4.65	28,822	1.75		(1.30)	122
06/30/2001	(2.60)	22.99	4.08	20,554	1.75		(0.99)	80
06/30/2000	0.00	24.83	25.28	7,208	1.76	(e)	(1.19)	85

CCM Focused Growth Fund

Institutional Class
06/30/2004	$0.00	$6.94	22.61%	$2,527	0.71	%(b)	0.08%	90%
06/30/2003	0.00	5.66	0.53	1,916	0.70		0.02	232
06/30/2002	(0.01)	5.63	(26.23)	1,912	0.70		(0.13)	113
06/30/2001	(1.47)	7.64	(35.38)	2,588	0.70		(0.13)	139
08/31/1999 – 06/30/2000	0.00	13.35	33.54	4,009	0.71	*(d)	0.04 *	151

CCM Mid-Cap Fund

Institutional Class
06/30/2004	$0.00	$21.80	23.51%	$254,401	0.71	%(b)	0.12%	165%
06/30/2003	0.00	17.65	(2.22)	254,338	0.71	(b)	0.08	155
06/30/2002	(0.17)	18.05	(14.71)	520,160	0.71	(b)	0.41	168
06/30/2001	(8.95)	21.35	(5.33)	538,661	0.70		0.80	153
06/30/2000	(0.13)	30.88	34.88	582,715	0.71	(b)	0.35	164
Administrative Class
06/30/2004	0.00	21.44	23.22	190,058	0.95		(0.14)	165
06/30/2003	0.00	17.40	(2.41)	118,600	0.96	(g)	(0.19)	155
06/30/2002	(0.14)	17.83	(15.10)	115,357	0.96	(g)	0.20	168
06/30/2001	(8.92)	21.16	(5.51)	171,268	0.95		0.57	153
06/30/2000	(0.07)	30.70	34.53	142,986	0.96	(g)	0.10	164

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.26% for the period ended June 30, 2000.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(f)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NFJ Dividend Value Fund

Institutional Class
06/30/2004	$10.54	$0.34	(a)	$2.07	(a)	$2.41	$(0.27)	$(0.09)	$(0.36)
06/30/2003	11.35	0.35	(a)	(0.31	)(a)	0.04	(0.35)	(0.50)	(0.85)
06/30/2002	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)	(0.86)	(1.22)
06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)	(0.58)
05/08/2000 – 06/30/2000	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)	0.00	(0.03)
Administrative Class
06/30/2004	10.56	0.31	(a)	2.06	(a)	2.37	(0.24)	(0.09)	(0.33)
06/30/2003	11.38	0.32	(a)	(0.30	)(a)	0.02	(0.34)	(0.50)	(0.84)
06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)	(1.20)
06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)	(0.50)
05/08/2000 – 06/30/2000	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)	0.00	(0.02)

NFJ International Value Fund

Institutional Class
06/30/2004	$11.34	$0.52		$4.12		$4.64	$(0.39)	$(0.86)	$(1.25)
01/31/2003 – 06/30/2003	10.00	0.18	(a)	1.25	(a)	1.43	(0.09)	0.00	(0.09)

NFJ Large-Cap Value Fund

Institutional Class
06/30/2004	$12.26	$0.25	(a)	$2.36	(a)	$2.61	$(0.23)	$0.00	$(0.23)
06/30/2003	13.17	0.29	(a)	(0.71	)(a)	(0.42)	(0.23)	(0.26)	(0.49)
06/30/2002	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)	0.00	(0.26)
06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)	(0.65)
05/08/2000 – 06/30/2000	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)	0.00	(0.05)

NFJ Small-Cap Value Fund

Institutional Class
06/30/2004	$22.03	$0.60	(a)	$5.83	(a)	$6.43	$(0.30)	$(0.23)	$(0.53)
06/30/2003	21.85	0.44	(a)	0.00	(a)	0.44	(0.24)	(0.05)	(0.29)
06/30/2002	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00	(0.13)
06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00	(0.38)
06/30/2000	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00	(0.34)
Administrative Class
06/30/2004	21.79	0.57	(a)	5.47	(a)	6.04	(0.28)	(0.23)	(0.51)
06/30/2003	21.67	0.38	(a)	0.01	(a)	0.39	(0.22)	(0.05)	(0.27)
06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00	(0.11)
06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00	(0.36)
06/30/2000	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00	(0.31)

PEA Growth & Income Fund

Institutional Class
06/30/2004	$6.57	$0.12	(a)	$1.10	(a)	$1.22	$(0.13)	$0.00	$(0.13)
06/30/2003	7.03	0.12	(a)	(0.47	)(a)	(0.35)	(0.11)	0.00	(0.11)
06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)	0.00	(0.05)
06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)	(3.63)	(3.68)
06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74	0.00	(8.60)	(8.60)
Administrative Class
06/30/2004	6.55	0.10	(a)	1.11	(a)	1.21	(0.11)	0.00	(0.11)
06/30/2003	7.00	0.09	(a)	(0.46	)(a)	(0.37)	(0.08)	0.00	(0.08)
06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)	0.00	(0.05)
04/16/2001 – 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00	0.00	0.00

24 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
NFJ Dividend Value Fund

Institutional Class
06/30/2004	$0.00		$12.59	23.11%	$72,757	0.70%		2.86%	36%
06/30/2003	0.00		10.54	0.92	36,852	0.70		3.52	43
06/30/2002	0.00		11.35	0.96	34,152	0.74	(h)	2.88	50
06/30/2001	0.00		12.51	33.59	51,201	0.70		3.64	43
05/08/2000 – 06/30/2000	0.00		9.88	(5.73)	24,888	0.70	*	3.81 *	3
Administrative Class
06/30/2004	0.00		12.60	22.69	1,523	0.96	(i)	2.62	36
06/30/2003	0.00		10.56	0.72	1,136	0.95		3.25	43
06/30/2002	0.00		11.38	0.67	1,253	0.99	(f)	2.65	50
06/30/2001	0.00		12.55	33.30	975	0.95		3.51	43
05/08/2000 – 06/30/2000	0.00		9.87	(5.78)	4,638	0.95	*	4.74 *	3

NFJ International Value Fund

Institutional Class
06/30/2004	$0.00		$14.73	42.12%	$1,927	0.41	%(j)	3.80%	80%
01/31/2003 – 06/30/2003	0.00		11.34	14.24	1,321	0.40	*	4.21 *	28

NFJ Large-Cap Value Fund

Institutional Class
06/30/2004	$0.00		$14.64	21.46%	$3,279	0.70%		1.82%	99%
06/30/2003	0.00		12.26	(2.99)	2,268	0.70		2.52	54
06/30/2002	0.00		13.17	6.40	1,834	0.71	(e)	2.07	49
06/30/2001	0.00		12.64	23.37	1,178	0.70		2.50	78
05/08/2000 – 06/30/2000	0.00		10.85	(2.90)	911	0.70	*	3.94 *	5

NFJ Small-Cap Value Fund

Institutional Class
06/30/2004	$0.00		$27.93	29.53%	$266,629	0.86	%(d)	2.40%	30%
06/30/2003	0.03	(a)	22.03	2.28	153,509	0.85		2.20	20
06/30/2002	0.00		21.85	14.25	70,329	0.85		2.04	40
06/30/2001	0.00		19.26	38.32	49,046	0.85		2.51	41
06/30/2000	0.00		14.26	(8.88)	30,059	0.86	(d)	2.57	55
Administrative Class
06/30/2004	0.00		27.32	28.04	197,865	1.11	(g)	2.28	30
06/30/2003	0.00		21.79	1.93	67,899	1.10		1.89	20
06/30/2002	0.00		21.67	13.85	38,107	1.10		1.82	40
06/30/2001	0.00		19.15	38.06	21,447	1.10		2.27	41
06/30/2000	0.00		14.19	(9.12)	15,313	1.11	(c)	2.38	55

PEA Growth & Income Fund

Institutional Class
06/30/2004	$0.00		$7.66	18.66%	$8,212	0.86	%(d)	(1.63)%	83%
06/30/2003	0.00		6.57	(4.81)	6,857	0.86	(d)	1.86	84
06/30/2002	0.00		7.03	(23.45)	5,676	0.86	(d)	1.49	101
06/30/2001	0.00		9.25	(3.08)	5,196	0.85		1.00	77
06/30/2000	0.00		12.98	49.32	4,914	1.03	(b)	(0.46)	195
Administrative Class
06/30/2004	0.00		7.65	18.56	780	1.11	(c)	1.41	83
06/30/2003	0.00		6.55	(5.17)	949	1.11	(c)	1.49	84
06/30/2002	0.00		7.00	(23.69)	21,844	1.11	(c)	1.21	101
04/16/2001 – 06/30/2001	0.00		9.23	3.36	30,436	1.07	*	0.52 *	77

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 0.40%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  25

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
PEA Growth Fund

Institutional Class
06/30/2004	$15.13	$0.02	(a)	$2.98	(a)	$3.00		$0.00	$0.00	$0.00
06/30/2003	16.35	0.03	(a)	(1.25	)(a)	(1.22)		0.00	0.00	0.00
06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)		0.00	(0.16)	(0.16)
06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72	)(a)	0.00	(2.35)	(2.35)
06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59		0.00	(5.66)	(5.66)
Administrative Class
06/30/2004	14.90	(0.03	)(a)	2.94	(a)	2.91		0.00	0.00	0.00
06/30/2003	16.15	(0.01	)(a)	(1.24	)(a)	(1.25)		0.00	0.00	0.00
06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)		0.00	(0.16)	(0.16)
06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)		0.00	(2.35)	(2.35)
06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38		0.00	(5.66)	(5.66)

PEA Innovation Fund

Institutional Class
06/30/2004	$13.44	$(0.11	)(a)	$3.72	(a)	$3.61		$0.00	$0.00	$0.00
06/30/2003	13.93	(0.08	)(a)	(0.41	)(a)	(0.49)		0.00	0.00	0.00
06/30/2002	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)		0.00	0.00	0.00
06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)		0.00	(6.35)	(6.35)
06/30/2000	37.50	(0.37	)(a)	41.80	(a)	41.43		0.00	(6.39)	(6.39)
Administrative Class
06/30/2004	13.33	(0.15	)(a)	3.70	(a)	3.55		0.00	0.00	0.00
06/30/2003	13.82	(0.11	)(a)	(0.38	)(a)	(0.49)		0.00	0.00	0.00
06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)		0.00	0.00	0.00
06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)		0.00	(6.35)	(6.35)
03/10/2000-06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)		0.00	0.00	0.00

PEA Opportunity Fund

Institutional Class
06/30/2004	$13.13	$(0.09	)(a)	$4.82	(a)	$4.73		$0.00	0.00	0.00
06/30/2003	12.68	(0.07	)(a)	0.52	(a)	0.45		0.00	0.00	0.00
06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)		0.00	0.00	0.00
06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)		0.00	(5.08)	(5.08)
06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05		0.00	(7.88)	(7.88)
Administrative Class
06/30/2004	13.04	(0.13	)(a)	4.79	(a)	4.66		0.00	0.00	0.00
06/30/2003	12.63	(0.10	)(a)	0.51	(a)	0.41		0.00	0.00	0.00
06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)		0.00	0.00	0.00
06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)		0.00	(5.08)	(5.08)
06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06		0.00	(7.88)	(7.88)

PEA Renaissance Fund

Institutional Class
06/30/2004	$17.39	$0.05	(a)	$7.66	(a)	$7.71		$0.00	$0.00	$0.00
06/30/2003	19.26	0.07	(a)	(1.25	)(a)	(1.18)		0.00	(0.69)	(0.69)
06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20		0.00	(1.32)	(1.32)
06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64		(0.10)	(1.13)	(1.23)
06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19		0.00	(3.45)	(3.45)
Administrative Class
06/30/2004	17.30	(0.01	)(a)	7.61	(a)	7.60		0.00	0.00	0.00
06/30/2003	19.13	0.03	(a)	(1.17	)(a)	(1.14)		0.00	(0.69)	(0.69)
06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16		0.00	(1.32)	(1.32)
06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58		(0.09)	(1.13)	(1.22)
06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20		0.00	(3.45)	(3.45)

26 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year Ended:	Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Growth Fund

Institutional Class
06/30/2004	$18.13	(i)	19.83	%(i)	$7,497	0.76	%(c)	0.09%	71%
06/30/2003	15.13		(7.46)		15,833	0.76	(c)	0.20	70
06/30/2002	16.35		(25.42)		21,835	0.76	(c)	0.14	76
06/30/2001	22.10		(32.11)		25,645	0.75		(0.15)	85
06/30/2000	35.17		32.66		17,533	0.77	(c)	(0.39)	72
Administrative Class
06/30/2004	17.81	(j)	19.53	(j)	145	1.01	(d)	(0.15)	71
06/30/2003	14.90		(7.74)		219	1.01	(d)	(0.06)	70
06/30/2002	16.15		(25.65)		4,036	1.01	(d)	(0.12)	76
06/30/2001	21.90		(32.26)		5,241	1.00		(0.50)	85
06/30/2000	34.95		31.92		15,116	1.02	(d)	(0.63)	72

PEA Innovation Fund

Institutional Class
06/30/2004	$17.05		26.86%		$77,482	0.91	%(g)	(0.66)%	233%
06/30/2003	13.44		(3.52)		28,908	0.90		(0.69)	290
06/30/2002	13.93		(51.92)		19,786	0.91	(g)	(0.71)	207
06/30/2001	28.97		(54.96)		20,608	0.90		(0.55)	271
06/30/2000	72.54		115.34		28,334	0.90		(0.52)	186
Administrative Class
06/30/2004	16.88		26.63		6,512	1.16	(h)	(0.92)	233
06/30/2003	13.33		(3.55)		4,824	1.15		(0.95)	290
06/30/2002	13.82		(52.05)		4,642	1.16	(h)	(0.95)	207
06/30/2001	28.82		(55.04)		4,173	1.15		(0.77)	271
03/10/2000-06/30/2000	72.33		(27.45)		668	1.15	*	(0.92)*	186

PEA Opportunity Fund

Institutional Class
06/30/2004	$17.86		36.02%		$53,116	0.91	%(g)	(0.58)%	184%
06/30/2003	13.13		3.55		59,068	0.91	(g)	(0.68)	214
06/30/2002	12.68		(20.85)		69,091	0.91	(g)	(0.62)	201
06/30/2001	16.02		(25.48)		84,567	0.90		(0.27)	237
06/30/2000	27.43		50.24		39,205	0.91	(g)	(0.42)	254
Administrative Class
06/30/2004	17.70		35.74	(k)	3,647	1.17	(f)	(0.79)	184
06/30/2003	13.04		3.25		3,562	1.16	(h)	(0.93)	214
06/30/2002	12.63		(21.06)		6,766	1.16	(h)	(0.88)	201
06/30/2001	16.00		(25.57)		7,309	1.15		(0.52)	237
06/30/2000	27.44		50.36		8,486	1.16	(h)	(0.67)	254

PEA Renaissance Fund

Institutional Class
06/30/2004	$25.10		44.34%		$305,637	0.86	%(e)	0.21%	60%
06/30/2003	17.39		(5.60)		167,562	0.86	(e)	0.48	76
06/30/2002	19.26		5.89		140,322	0.86	(e)	0.47	109
06/30/2001	19.38		38.88		42,514	0.85		0.95	138
06/30/2000	14.97		3.30		6,394	0.85		2.73	133
Administrative Class
06/30/2004	24.90		43.93		175,132	1.11	(b)	(0.04)	60
06/30/2003	17.30		(5.44)		67,270	1.11	(b)	0.23	76
06/30/2002	19.13		5.70		42,939	1.11	(b)	0.27	109
06/30/2001	19.29		38.50		3,288	1.10		0.74	138
06/30/2000	14.93		3.36		953	1.10		0.71	133

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.15%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(k)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.72%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  27

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
PEA Target Fund

Institutional Class
06/30/2004	$13.48	$(0.06	)(a)	$4.00	(a)	$3.94	$0.00	$0.00	$0.00
06/30/2003	13.41	(0.04	)(a)	0.11	(a)	0.07	0.00	0.00	0.00
06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00	0.00	0.00
06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)	(4.03)
06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00	(1.80)	(1.80)
Administrative Class
06/30/2004	13.48	(0.10	)(a)	4.01	(a)	3.91	0.00	0.00	0.00
06/30/2003	13.43	(0.07	)(a)	0.12	(a)	0.05	0.00	0.00	0.00
06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00	0.00
06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)	(4.03)
06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00	(1.80)	(1.80)

PEA Value Fund

Institutional Class
06/30/2004	$12.90	$0.16	(a)	$4.48	(a)	$4.64	$(0.08)	$0.00	$(0.08)
06/30/2003	13.89	0.14	(a)	(0.55	)(a)	(0.41)	0.00	(0.58)	(0.58)
06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00	(1.91)	(1.91)
06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)	0.00	(0.12)
06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)	(0.26)	(2.57)	(2.83)
Administrative Class
06/30/2004	12.71	0.12	(a)	4.41	(a)	4.53	(0.07)	0.00	(0.07)
06/30/2003	13.73	0.11	(a)	(0.55	)(a)	(0.44)	0.00	(0.58)	(0.58)
06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00	(1.91)	(1.91)
06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)	0.00	(0.10)
06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)	(0.25)	(2.57)	(2.82)

28 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year Ended:	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Target Fund

Institutional Class
06/30/2004	$17.42	29.23%	$61,005	0.81	%(c)	(0.37)%	96%
06/30/2003	13.48	0.52	46,106	0.81	(c)	(0.31)	105
06/30/2002	13.41	(30.77)	44,689	0.81	(c)	(0.24)	114
06/30/2001	19.37	(27.47)	22,228	0.80		(0.35)	109
06/30/2000	31.10	89.85	18,436	0.81	(c)	(0.50)	99
Administrative Class
06/30/2004	17.39	29.01 (f)	335	1.06	(d)	(0.62)	96
06/30/2003	13.48	0.37	285	1.06	(d)	(0.59)	105
06/30/2002	13.43	(30.95)	4,518	1.06	(d)	(0.52)	114
06/30/2001	19.45	(27.67)	6,408	1.05		(0.60)	109
06/30/2000	31.29	91.13	6,699	1.06	(d)	(0.78)	99

PEA Value Fund

Institutional Class
06/30/2004	$17.46	36.10%	$191,216	0.71	%(b)	1.00%	67%
06/30/2003	12.90	(2.40)	80,389	0.70		1.27	152
06/30/2002	13.89	(3.31)	66,457	0.70		0.87	190
06/30/2001	16.20	43.07	67,601	0.70		1.31	204
06/30/2000	11.42	(6.65)	41,996	0.70		2.18	196
Administrative Class
06/30/2004	17.17	35.72	96,072	0.96	(e)	0.76	67
06/30/2003	12.71	(2.65)	24,549	0.95		0.99	152
06/30/2002	13.73	(3.67)	31,115	0.95		0.59	190
06/30/2001	16.09	42.83	41,924	0.95		1.08	204
06/30/2000	11.35	(7.00)	24,380	0.96	(e)	1.97	196

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(f)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 28.98%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  29

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund
Assets:

Investments, at value	$0	$870,794	$539,034	$2,336	$776,191	$304,798	$1,917	$12,825
Investments in Affiliates, at value	200,530	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	298	0	0	0	0
Cash	323	389	1	0	78	0	0	1
Receivable for investments sold	0	24,470	12,064	0	29,975	0	0	0
Receivable for Fund shares sold	882	523	905	0	1,261	3,253	0	21
Interest and dividends receivable	0	657	155	1	218	1,056	12	27
Dividends receivable from Affiliates	144	0	0	0	0	0	0	0

	201,879	896,833	552,159	2,635	807,723	309,107	1,929	12,874

Liabilities:

Payable for investments purchased	$0	$12,023	$3,994	$104	$24,231	$5,293	$0	$129
Payable for investments in Affiliates purchased	522	0	0	0	0	0	0	0
Payable for Fund shares redeemed	441	4,712	38	2	31,485	477	0	0
Accrued investment advisory fee	0	321	535	1	286	105	0	5
Accrued administration fee	63	221	107	1	197	103	1	4
Accrued distribution fee	97	146	10	0	124	83	0	3
Accrued servicing fee	40	72	0	0	62	44	0	2
Other liabilities	0	0	0	0	0	39	1	0

	1,163	17,495	4,684	108	56,385	6,144	2	143

Net Assets	$200,716	$879,338	$547,475	$2,527	$751,338	$302,963	$1,927	$12,731

Net Assets Consist of:

Paid in capital	$192,447	$875,405	$421,452	$3,616	$772,620	$273,564	$1,357	$11,558
Undistributed (overdistributed) net investment income	679	0	16,162	(1)	0	3,360	234	469
Accumulated undistributed net realized gain (loss)	(5,570)	(89,202)	40,101	(1,526)	(118,102)	2,056	41	71
Net unrealized appreciation	13,160	93,135	69,760	438	96,820	23,983	295	633

	$200,716	$879,338	$547,475	$2,527	$751,338	$302,963	$1,927	$12,731

Net Assets:

Institutional Class	$1,987	$292,920	$491,944	$2,527	$254,401	$72,757	$1,927	$3,279
Administrative Class	0	235,357	55,531	0	190,058	1,523	0	0
Other Classes	198,729	351,061	0	0	306,879	228,683	0	9,452

Shares Issued and Outstanding:

Institutional Class	187	17,618	20,588	364	11,667	5,777	131	224
Administrative Class	0	14,424	2,394	0	8,865	121	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.61	$16.63	$23.89	$6.94	$21.80	$12.59	$14.73	$14.64
Administrative Class	0.00	16.32	23.20	0.00	21.44	12.60	0.00	0.00

Cost of Investments Owned	$0	$777,659	$469,274	$2,196	$679,371	$280,815	$1,622	$12,192

Cost of Investments in Affiliates Owned	$187,370	$0	$0	$0	$0	$0	$0	$0

30 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund	PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund
Assets:

Investments, at value	$2,516,544	$87,060	$778,931	$1,046,397	$316,616	$6,254,080	$969,926	$2,385,887
Investments in Affiliates, at value	0	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	0	0	0	0	281,426
Cash	495	19	541	509	67	1,613	173	0
Receivable for investments sold	25,561	1,584	7,388	12,084	8,722	45,623	15,613	22,636
Receivable for Fund shares sold	10,928	127	100	1,100	242	24,086	549	26,010
Interest and dividends receivable	4,800	100	432	255	19	3,513	146	4,022
Dividends receivable from Affiliates	0	0	0	0	0	0	0	0

	2,558,328	88,890	787,392	1,060,345	325,666	6,328,915	986,407	2,719,981

Liabilities:

Payable for investments purchased	$7,152	$873	$5,814	$26,373	$10,293	$24,967	$4,135	$38,798
Payable for investments in Affiliates purchased	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	4,925	258	1,997	3,632	685	38,981	1,915	4,606
Accrued investment advisory fee	1,203	43	319	536	164	2,977	433	925
Accrued administration fee	748	34	254	320	94	1,814	308	790
Accrued distribution fee	568	32	411	363	118	1,811	427	705
Accrued servicing fee	411	16	158	190	52	1,145	185	458
Other liabilities	0	0	0	50	0	0	0	0

	15,007	1,256	8,953	31,464	11,406	71,695	7,403	46,282

Net Assets	$2,543,321	$87,634	$778,439	$1,028,881	$314,260	$6,257,220	$979,004	$2,673,699

Net Assets Consist of:

Paid in capital	$1,907,715	$115,161	$1,013,324	$4,020,277	$355,056	$5,352,160	$1,075,758	$2,371,711
Undistributed (overdistributed) net investment income	63,787	0	1	0	0	(6)	0	4,564
Accumulated undistributed net realized gain (loss)	95,373	(35,169)	(397,648)	(3,089,133)	(81,386)	(401,546)	(297,520)	(6,815)
Net unrealized appreciation	476,446	7,642	162,762	97,737	40,590	1,306,612	200,766	304,239

	$2,543,321	$87,634	$778,439	$1,028,881	$314,260	$6,257,220	$979,004	$2,673,699

Net Assets:

Institutional Class	$266,629	$8,212	$7,497	$77,482	$53,116	$305,637	$61,005	$191,216
Administrative Class	197,865	780	145	6,512	3,647	175,132	335	96,072
Other Classes	2,078,827	78,642	770,797	944,887	257,497	5,776,451	917,664	2,386,411

Shares Issued and Outstanding:

Institutional Class	9,546	1,073	414	4,543	2,975	12,178	3,501	10,955
Administrative Class	7,242	102	8	386	206	7,033	19	5,595
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$27.93	$7.66	$18.13	$17.05	$17.86	$25.10	$17.42	$17.46
Administrative Class	27.32	7.65	17.81	16.88	17.70	24.90	17.39	17.17

Cost of Investments Owned	$2,040,098	$79,418	$616,169	$948,660	$276,026	$4,947,468	$769,160	$2,363,074

Cost of Investments in Affiliates Owned	$0	$0	$0	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  31

Statements of Operations

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$0	$256	$169	$1	$217	$117	$0	$4
Dividends, net of foreign taxes	0	8,523	1,393	16	5,611	6,248	71	186
Dividends from Affiliate Investments	4,414	0	0	0	0	0	0	0
Security lending income	0	45	59	0	48	13	0	0
Miscellaneous income	0	0	0	0	0	0	0	0

Total Income	4,414	8,824	1,621	17	5,876	6,378	71	190

Expenses:

Investment advisory fees	0	3,763	5,434	10	3,226	798	0	34
Administration fees	553	2,604	1,087	5	2,221	756	7	31
Distribution and/or servicing fees – Administrative Class	18	555	118	0	407	3	0	0
Distribution and/or servicing fees – Other Classes	1,173	2,139	0	0	1,768	910	0	33
Trustees’ fees	0	52	25	0	43	8	0	0
Interest expense	3	0	1	0	1	0	0	0

Total Expenses	1,747	9,113	6,665	15	7,666	2,475	7	98

Waiver by Manager	(4)	0	0	0	0	0	0	0

Net Expenses	1,743	9,113	6,665	15	7,666	2,475	7	98

Net Investment Income (Loss)	2,671	(289)	(5,044)	2	(1,790)	3,903	64	92

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	0	105,630	112,434	193	136,943	6,102	326	636
Net realized (loss) on Affiliate Investments	(1,129)	0	0	0	0	0	0	0
Net realized gain (loss) on options	0	0	0	0	0	0	0	0
Net realized gain (loss) on foreign currency transactions	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	268	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	0	15,892	1,358	230	5,825	19,658	166	465
Net change in unrealized appreciation on Affiliate investments	16,757	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0	0

Net Gain	15,896	121,522	113,792	423	142,768	25,760	492	1,101

Net Increase from Repayment by Investment Manager	0	0	0	0	0	0	0	0

Net Increase in Assets Resulting from Operations	$18,567	$121,233	$108,748	$425	$140,978	$29,663	$556	$1,193

32 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	NFJ Small- Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund	PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$903	$15	$86	$362	$68	$4,493	$231	$1,657
Dividends, net of foreign taxes	68,244	2,132	7,019	1,705	770	46,958	3,508	26,548
Dividends from Affiliate Investments	0	0	0	0	0	0	0	0
Security lending income	147	0	39	515	174	1,380	238	140
Miscellaneous income	0	0	0	0	0	4	0	0

Total Income	69,294	2,147	7,144	2,582	1,012	52,835	3,977	28,345

Expenses:

Investment advisory fees	12,847	518	4,187	7,273	2,117	29,782	5,256	7,423
Administration fees	8,065	409	3,323	4,369	1,196	18,398	3,738	6,334
Distribution and/or servicing fees – Administrative Class	295	2	1	16	8	309	1	128
Distribution and/or servicing fees – Other Classes	10,687	580	7,417	7,717	2,095	30,319	7,560	9,891
Trustees’ fees	119	5	55	68	20	270	59	83
Interest expense	1	0	12	22	15	0	1	3

Total Expenses	32,014	1,514	14,995	19,465	5,451	79,078	16,615	23,862

Waiver by Manager	0	0	0	0	0	0	0	0

Net Expenses	32,014	1,514	14,995	19,465	5,451	79,078	16,615	23,862

Net Investment Income (Loss)	37,280	633	(7,851)	(16,883)	(4,439)	(26,243)	(12,638)	4,483

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	152,213	8,436	84,946	292,749	95,924	507,014	140,449	237,198
Net realized (loss) on Affiliate Investments	0	0	0	0	0	0	0	0
Net realized gain (loss) on options	0	0	0	(86)	0	0	51	0
Net realized gain (loss) on foreign currency transactions	0	0	0	0	0	(39)	0	594
Net capital gain distributions received from Underlying PIMCO Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	339,937	4,051	64,273	(37,210)	871	1,119,614	101,871	201,084
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	(15)	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	(12)	0	0

Net Gain	492,150	12,487	149,219	255,453	96,795	1,626,577	242,356	438,876

Net Increase from Repayment by Investment Manager	0	0	1,413	8	34	0	162	0

Net Increase in Assets Resulting from Operations	$529,430	$13,120	$142,781	$238,578	$92,390	$1,600,334	$229,880	$443,359

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  33

Statements of Changes in Net Assets

	Asset Allocation		CCM Capital Appreciation Fund		CCM Emerging Companies Fund		CCM Focused Growth Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,671	$1,537	$(289)	$(275)	$(5,044)	$(2,934)	$2	$1
Net realized gain (loss)	0	(1,104)	105,630	(126,201)	112,434	(20,685)	193	(408)
Net realized (loss) on Affiliate Investments	(1,129)	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	268	210	0	0	0	0	0	0
Net change in unrealized appreciation	0	0	15,892	104,149	1,358	45,892	230	415
Net change in unrealized appreciation on Affiliate investments	16,757	1,848	0	0	0	0	0	0
Net increase (decrease) resulting from operations	18,567	2,491	121,233	(22,327)	108,748	22,273	425	8

Distributions to Shareholders:
From net investment income
Institutional Class	(41)	(15)	0	0	0	0	0	0
Administrative Class	(83)	(378)	0	0	0	0	0	0
Other Classes	(2,057)	(1,213)	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	(28,160)	(25,296)	0	0
Administrative Class	0	0	0	0	(1,940)	(3,766)	0	0
Other Classes	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	(24)	0	0	0	0
Administrative Class	0	0	0	(9)	0	0	0	0
Other Classes	0	0	0	(2)	0	0	0	0

Total Distributions	(2,181)	(1,606)	0	(35)	(30,100)	(29,062)	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	2,374	1,192	56,874	64,394	180,175	70,812	564	86
Administrative Class	418	641	49,383	67,303	44,709	26,623	0	0
Other Classes	146,060	31,233	83,719	126,399	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	16	15	0	23	27,940	25,179	0	0
Administrative Class	83	378	0	9	1,910	3,765	0	0
Other Classes	1,652	1,068	0	2	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,788)	0	(44,725)	(63,597)	(67,498)	(24,434)	(378)	(90)
Administrative Class	(15,964)	(2,695)	(35,306)	(40,473)	(52,635)	(9,635)	0	0
Other Classes	(30,614)	(14,614)	(81,505)	(84,649)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	102,237	17,218	28,440	69,411	134,601	92,310	186	(4)

Fund Redemption Fees	42	0	4	0	4	10	0	0

Total Increase (Decrease) in Net Assets	118,665	18,103	149,677	47,049	213,253	85,531	611	4

Net Assets:

Beginning of period	82,051	63,948	729,661	682,612	334,222	248,691	1,916	1,912

End of period*	$200,716	$82,051	$879,338	$729,661	$547,475	$334,222	$2,527	$1,916

* Including undistributed (overdistributed) net investment income of:	$679	$187	$0	$0	$16,162	$0	$(1)	$(4)

34 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	CCM Mid-Cap Fund		NFJ Dividend Value Fund		NFJ International Value Fund		NFJ Large-Cap Value Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Period from January 31, 2003 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(1,790)	$(1,638)	$3,903	$1,639	$64	$20	$92	$58
Net realized gain (loss)	136,943	(98,497)	6,102	956	326	22	636	(98)
Net realized (loss) on Affiliate Investments	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation	5,825	59,956	19,658	872	166	129	465	70
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from operations	140,978	(40,179)	29,663	3,467	556	171	1,193	30

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(1,164)	(1,113)	(47)	(10)	(49)	(35)
Administrative Class	0	0	(27)	(35)	0	0	0	0
Other Classes	0	0	(2,071)	(641)	0	0	(43)	(17)
From net realized capital gains
Institutional Class	0	0	(308)	(1,510)	(100)	0	0	(36)
Administrative Class	0	0	(9)	(49)	0	0	0	0
Other Classes	0	0	(821)	(790)	0	0	0	(24)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	(4,400)	(4,138)	(147)	(10)	(92)	(112)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	49,875	57,327	33,043	7,827	50	1,150	887	890
Administrative Class	101,209	33,203	408	373	0	0	0	0
Other Classes	89,443	86,567	192,705	40,528	0	0	9,332	2,115
Issued as reinvestment of distributions
Institutional Class	0	0	1,460	2,609	147	10	49	68
Administrative Class	0	0	36	84	0	0	0	0
Other Classes	0	0	2,081	1,158	0	0	37	37
Cost of shares redeemed
Institutional Class	(105,613)	(293,683)	(6,379)	(5,730)	0	0	(401)	(411)
Administrative Class	(58,712)	(27,338)	(273)	(487)	0	0	0	0
Other Classes	(84,739)	(88,230)	(23,075)	(8,512)	0	0	(2,032)	(695)
Net increase (decrease) resulting from Fund share transactions	(8,537)	(232,154)	200,006	37,850	197	1,160	7,872	2,004

Fund Redemption Fees	9	2	19	0	0	0	2	0

Total Increase (Decrease) in Net Assets	132,450	(272,331)	225,288	37,179	606	1,321	8,975	1,922

Net Assets:

Beginning of period	618,888	891,219	77,675	40,496	1,321	0	3,756	1,834

End of period*	$751,338	$618,888	$302,963	$77,675	$1,927	$1,321	$12,731	$3,756

* Including undistributed (overdistributed) net investment income of:	$0	$0	$3,360	$756	$234	$34	$469	$11

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  35

Statements of Changes in Net Assets (Cont.)

	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund		PEA Innovation Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$37,280	$14,981	$633	$692	$(7,851)	$(7,295)	$(16,883)	$(13,015)
Net realized gain (loss)	152,213	8,649	8,436	(8,585)	84,946	(137,374)	292,663	(562,249)
Net change in unrealized appreciation (depreciation)	339,937	41,862	4,051	3,608	64,273	45,321	(37,210)	533,790
Net increase from repayments by Investment Manager	0	0	0	0	1,413	0	8	0

Net increase (decrease) resulting from operations	529,430	65,492	13,120	(4,285)	142,781	(99,348)	238,578	(41,474)

Distributions to Shareholders:

From net investment income
Institutional Class	(2,656)	(828)	(143)	(107)	0	0	0	0
Administrative Class	(1,192)	(431)	(12)	(61)	0	0	0	0
Other Classes	(17,453)	(8,023)	(677)	(678)	0	0	0	0
From net realized capital gains
Institutional Class	(2,011)	(188)	0	0	0	0	0	0
Administrative Class	(968)	(106)	0	0	0	0	0	0
Other Classes	(17,393)	(2,418)	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(41,673)	(11,994)	(832)	(846)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	133,322	119,787	3,439	3,381	7,162	7,720	66,890	24,554
Administrative Class	152,333	59,194	63	716	12	4,319	7,822	4,570
Other Classes	803,358	875,557	33,408	42,397	59,448	594,657	251,821	288,692
Issued in reorganization
Institutional Class	0	0	0	0	0	881	0	78
Administrative Class	0	0	0	0	0	49	0	0
Other Classes	0	0	0	0	0	15,961	0	67,500
Issued as reinvestment of distributions
Institutional Class	3,939	845	132	98	0	0	0	0
Administrative Class	2,079	526	12	59	0	0	0	0
Other Classes	25,389	7,209	553	566	0	0	0	0
Cost of shares redeemed
Institutional Class	(74,497)	(43,388)	(3,348)	(2,024)	(18,005)	(13,101)	(26,505)	(15,466)
Administrative Class	(50,379)	(31,059)	(374)	(19,354)	(123)	(7,690)	(7,413)	(4,288)
Other Classes	(463,294)	(349,347)	(30,671)	(25,223)	(237,513)	(813,476)	(426,952)	(425,598)
Net increase (decrease) resulting from Fund share transactions	532,250	639,324	3,214	616	(189,019)	(210,680)	(134,337)	(59,958)

Fund Redemption Fees	18	114	3	0	7	0	46	2

Total Increase (Decrease) in Net Assets	1,020,025	692,936	15,505	(4,515)	(46,231)	(310,028)	104,287	(101,430)

Net Assets:

Beginning of period	1,523,296	830,360	72,129	76,644	824,670	1,134,698	924,594	1,026,024

End of period*	$2,543,321	$1,523,296	$87,634	$72,129	$778,439	$824,670	$1,028,881	$924,594

* Including undistributed (overdistributed) net investment income of:	$63,787	$8,697	$0	$94	$1	$0	$0	$0

36 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	PEA Opportunity Fund		PEA Renaissance Fund		PEA Target Fund		PEA Value Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(4,439)	$(3,441)	$(26,243)	$(9,762)	$(12,638)	$(10,339)	$4,483	$3,932
Net realized gain (loss)	95,924	(23,045)	506,975	(874,032)	140,500	(114,998)	237,792	(239,518)
Net change in unrealized appreciation (depreciation)	871	25,687	1,119,602	461,155	101,856	93,351	201,084	222,679
Net increase from repayments by Investment Manager	34	0	0	0	162	0	0	0

Net increase (decrease) resulting from operations	92,390	(799)	1,600,334	(422,639)	229,880	(31,986)	443,359	(12,907)

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	0	0	0	0	(630)	0
Administrative Class	0	0	0	0	0	0	(166)	0
Other Classes	0	0	0	0	0	0	(3,138)	0
From net realized capital gains
Institutional Class	0	0	0	(5,603)	0	0	0	(2,972)
Administrative Class	0	0	0	(2,361)	0	0	0	(1,218)
Other Classes	0	0	0	(135,291)	0	0	0	(37,874)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	(7)	0	0	0	0

Total Distributions	0	0	0	(143,262)	0	0	(3,934)	(42,064)

Receipts for shares sold
Institutional Class	52,150	28,979	144,310	93,539	7,227	7,792	107,867	43,744
Administrative Class	955	609	127,487	57,811	136	303	67,618	21,358
Other Classes	63,020	187,044	2,237,173	616,064	115,215	614,475	1,420,217	478,414
Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	4,227	0	0	571	2,638
Administrative Class	0	0	0	2,241	0	0	146	1,187
Other Classes	0	0	1	107,432	0	0	2,687	30,927
Cost of shares redeemed
Institutional Class	(79,242)	(42,589)	(89,643)	(61,085)	(5,957)	(7,032)	(33,363)	(30,849)
Administrative Class	(1,830)	(3,456)	(57,564)	(34,143)	(161)	(3,980)	(9,579)	(26,580)
Other Classes	(75,442)	(231,560)	(1,043,099)	(1,245,669)	(207,868)	(817,108)	(296,954)	(325,264)
Net increase (decrease) resulting from Fund share transactions	(40,389)	(60,973)	1,318,665	(459,583)	(91,408)	(205,550)	1,259,210	195,575

Fund Redemption Fees	16	0	242	5	11	0	284	11

Total Increase (Decrease) in Net Assets	52,017	(61,772)	2,919,241	(1,025,479)	138,483	(237,536)	1,698,919	140,615

Net Assets:

Beginning of period	262,243	324,015	3,337,979	4,363,458	840,521	1,078,057	974,780	834,165

End of period*	$314,260	$262,243	$6,257,220	$3,337,979	$979,004	$840,521	$2,673,699	$974,780

* Including undistributed (overdistributed) net investment income of:	$0	$0	$(6)	$0	$0	$0	$4,564	$3,754

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  37

Schedule of Investments

Asset Allocation Fund

June 30, 2004

	Shares	Value (000s)
PIMCO FUNDS (b) 99.9%

CCM Capital Appreciation (a)	113,928	$1,895
CCM Mid-Cap (a)	74,342	1,621
Emerging Markets Bond	71,950	715
Foreign Bond	207,938	2,167
High Yield	461,196	4,340
NFJ Small-Cap Value	219,221	6,123
PEA Growth (a)	78,101	1,416
PEA Opportunity (a)	342,465	6,116
PEA Renaissance (a)	602,074	15,112
PEA Target (a)	123,361	2,149
PEA Value	778,757	13,597
RCM International Growth Equity	2,936,847	27,753
RCM Large-Cap Growth	995,458	12,184
RCM Mid-Cap (a)	4,434,785	11,309
Short-Term	394,445	3,960
StocksPLUS	3,001,115	29,021
Total Return	5,737,983	61,052

Total Investments 99.9% (Cost $187,370)		$200,530

Other Assets and Liabilities (Net) 0.1%		186

Net Assets 100.0%		$200,716

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Institutional Class shares of each PIMCO Fund.

38 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.2%

Aerospace 1.1%

Boeing Co.	191,200	$9,768

Building 1.0%

D.R. Horton, Inc.	310,000	8,804

Capital Goods 7.0%

3M Co.	99,900	8,992
Caterpillar, Inc.	116,200	9,231
General Electric Co.	272,200	8,819
Illinois Tool Works, Inc.	98,300	9,426
Ingersoll-Rand Co. ‘A’	145,800	9,960
Monsanto Co.	141,100	5,432
Tyco International Ltd.	290,900	9,640

		61,500

Communications 1.0%

Sprint Corp.	517,449	9,107

Consumer Discretionary 11.7%

Clorox Co.	164,800	8,863
Coach, Inc. (a)	194,900	8,808
Harman International Industries, Inc.	105,900	9,637
J.C. Penney Co., Inc.	231,200	8,730
Masco Corp.	303,800	9,472
MGM Mirage, Inc. (a)	211,500	9,928
Nike, Inc. ‘B’	134,200	10,166
Starbucks Corp. (a)	240,100	10,440
The Estee Lauder Cos., Inc. ‘A’	190,600	9,297
The Home Depot, Inc.	244,100	8,592
TJX Cos., Inc.	357,400	8,628

		102,561

Consumer Services 8.2%

Comcast Corp. ‘A’ (a)	300,300	8,417
Knight-Ridder, Inc.	121,300	8,734
Marriott International, Inc. ‘A’	172,100	8,584
Parker Hannifin Corp.	160,700	9,555
Robert Half International, Inc.	304,600	9,068
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	225,200	10,100
Walt Disney Co.	362,700	9,245
Time Warner, Inc. (a)	497,300	8,743

		72,446

Consumer Staples 6.4%

Avon Products, Inc.	199,400	9,200
Coca-Cola Enterprises, Inc.	316,300	9,170
Fortune Brands, Inc.	123,700	9,331
Hershey Foods Corp.	215,600	9,976
Procter & Gamble Co.	191,800	10,442
SYSCO Corp.	228,400	8,193

		56,312

Energy 8.1%

Apache Corp.	257,828	11,228
Burlington Resources, Inc.	253,200	9,161
ConocoPhillips	145,800	11,123
Devon Energy Corp.	133,300	8,798
Kerr-McGee Corp.	203,000	10,915
Occidental Petroleum Corp.	227,000	10,989
XTO Energy, Inc.	307,449	9,159

		71,373

Financial & Business Services 16.3%

ACE Ltd.	207,300	8,765
Allstate Corp.	301,400	14,030
Bank of America Corp.	234,294	19,826
Bank One Corp.	85,700	4,371
Capital One Financial Corp.	169,600	11,597
CIT Group, Inc.	243,700	9,331
Citigroup, Inc.	278,595	12,955
Goldman Sachs Group, Inc.	132,900	12,514
Hartford Financial Services Group, Inc.	163,400	11,232
J.P. Morgan Chase & Co.	224,800	8,715
Merrill Lynch & Co., Inc.	230,300	12,432
Morgan Stanley Dean Witter & Co.	163,500	8,628
Progressive Corp.	101,000	8,615

		143,011

Healthcare 12.0%

Aetna, Inc.	102,800	8,738
Boston Scientific Corp. (a)	212,194	9,082
C.R. Bard, Inc.	161,600	9,155
Caremark Rx, Inc. (a)	262,900	8,660
Gilead Sciences, Inc. (a)	133,400	8,938
ImClone Systems, Inc. (a)	54,400	4,667
Pfizer, Inc.	766,600	26,279
St. Jude Medical, Inc. (a)	123,100	9,312
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	11,930
UnitedHealth Group, Inc.	136,800	8,516

		105,277

Materials & Processing 1.0%

Phelps Dodge Corp. (a)	115,600	8,960

Technology 21.0%

Adobe Systems, Inc.	193,600	9,002
Analog Devices, Inc.	184,600	8,691
Apple Computer, Inc. (a)	329,800	10,732
Applied Materials, Inc. (a)	459,100	9,008
Broadcom Corp. ‘A’ (a)	221,000	10,336
Cisco Systems, Inc. (a)	980,600	23,240
Electronic Arts, Inc. (a)	85,900	4,686
Intel Corp.	495,700	13,681
Lexmark International, Inc. ‘A’ (a)	117,600	11,352
Microsoft Corp.	1,027,200	29,337
Motorola, Inc.	578,600	10,559
QUALCOMM, Inc.	146,800	10,713
Sanmina-SCI Corp. (a)	929,100	8,455
Symantec Corp. (a)	207,600	9,089
Texas Instruments, Inc.	173,600	4,198
Yahoo!, Inc. (a)	321,800	11,691

		184,770

Transportation 2.4%

Norfolk Southern Corp.	362,400	9,611
United Parcel Service, Inc. ‘B’	155,700	11,704

		21,315

Total Common Stocks (Cost $762,069)		855,204

SHORT-TERM INSTRUMENTS 1.8%

	Principal Amount (000s)

Repurchase Agreement 1.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 3.875% due 12/15/2004 valued at $15,903. Repurchase proceeds are $15,590.)	$15,590	15,590

Total Short-Term Instruments (Cost $15,590)		15,590

Total Investments 99.0% (Cost $777,659)		$870,794

Other Assets and Liabilities (Net) 1.0%		8,544

Net Assets 100.0%		$879,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  39

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 2.4%

Esterline Technologies Corp. (a)	240,700	$7,108
Moog, Inc. ‘A’ (a)	160,650	5,962

		13,070

Capital Goods 8.4%

Aviall, Inc. (a)	292,200	5,555
BEI Technologies, Inc.	139,400	3,946
Curtiss-Wright Corp.	105,000	5,900
Gardner Denver, Inc. (a)	211,100	5,890
Global Power Equipment Group, Inc. (a)	531,400	4,262
II-VI, Inc. (a)	75,700	2,321
LSI Industries, Inc.	443,100	5,096
WESCO International, Inc. (a)	381,200	7,014
Woodward Governor Co.	83,800	6,043

		46,027

Communications 2.9%

aQuantive, Inc. (a)	475,600	4,699
SpectraLink Corp.	362,900	5,407
Viasat, Inc. (a)	235,700	5,881

		15,987

Consumer Discretionary 13.4%

Bebe Stores, Inc. (a)	314,049	6,281
Big 5 Sporting Goods Corp. (a)	205,800	5,390
Brookstone, Inc. (a)	335,550	6,728
Coldwater Creek, Inc. (a)	248,800	6,586
Drew Industries, Inc. (a)	152,400	6,203
Guess ?, Inc. (a)	375,500	6,046
Hibbett Sporting Goods, Inc. (a)	225,250	6,161
Lance, Inc.	251,200	3,869
MarineMax, Inc. (a)	244,600	7,015
Shuffle Master, Inc. (a)	220,475	8,005
Stein Mart, Inc. (a)	405,800	6,598
Thomas Nelson, Inc.	204,700	4,655

		73,537

Consumer Services 10.6%

Ameristar Casinos, Inc.	169,300	5,685
Boca Resorts, Inc. ‘A’ (a)	183,700	3,641
Consolidated Graphics, Inc. (a)	130,000	5,726
First Cash Financial Services, Inc. (a)	257,300	5,475
Gevity HR, Inc.	256,300	6,712
Heidrick & Struggles International, Inc. (a)	222,100	6,592
Labor Ready, Inc. (a)	497,000	7,704
Monro Muffler Brake, Inc. (a)	294,800	7,152
Scientific Games Corp. ‘A’ (a)	349,900	6,697
Vail Resorts, Inc. (a)	141,700	2,715

		58,099

Consumer Staples 1.4%

Pilgrim’s Pride Corp.	259,800	7,519

Energy 6.1%

Brigham Exploration Co. (a)	569,700	5,230
Edge Petroleum Corp. (a)	367,000	6,239
Energy Partners Ltd. (a)	377,000	5,768
Patina Oil & Gas Corp.	194,350	5,805
Plains Exploration & Production Co. (a)	271,300	4,978
Whiting Petroleum Corp. (a)	215,700	5,425

		33,445

Financial & Business Services 15.5%

Banner Corp.	202,700	5,890
Cash America International, Inc.	318,500	7,326
Columbia Banking System, Inc.	227,625	5,053
Community Trust BanCorp., Inc.	172,700	5,267
Euronet Worldwide, Inc. (a)	317,100	7,335
Fargo Electronics, Inc. (a)	449,200	4,991
LTC Properties, Inc.	402,400	6,680
Meadowbrook Insurance Group, Inc. (a)	1,152,200	6,107
Metris Cos., Inc.	686,700	5,967
PrivateBancorp, Inc.	191,000	5,245
Prosperity Bancshares, Inc.	241,600	5,883
PTEK Holdings, Inc. (a)	477,900	5,510
S1 Corp (a)	742,000	7,375
Safety Insurance Group, Inc.	281,500	6,030

		84,659

Healthcare 16.4%

Amedisys, Inc. (a)	191,200	6,317
Bradley Pharmaceuticals, Inc. (a)	212,200	5,920
Chattem, Inc. (a)	200,100	5,777
DJ Orthopedics, Inc. (a)	293,400	6,748
Epix Medical, Inc. (a)	279,600	5,900
Impax Laboratories, Inc. (a)	251,700	4,878
Kensey Nash Corp. (a)	143,400	4,947
Noven Pharmaceuticals, Inc. (a)	271,600	5,981
Ocular Sciences, Inc. (a)	187,300	7,117
Onyx Pharmaceuticals, Inc. (a)	99,100	4,198
Possis Medical, Inc. (a)	232,600	7,943
Psychiatric Solutions, Inc. (a)	232,400	5,794
Salix Pharmaceuticals Ltd. (a)	217,600	7,170
Serologicals Corp. (a)	267,400	5,345
Tanox, Inc. (a)	304,400	5,805

		89,840

Materials & Processing 1.9%

Brush Engineered Materials, Inc. (a)	272,600	5,152
Century Aluminum Co. (a)	209,200	5,186

		10,338

Technology 13.6%

Anaren, Inc. (a)	416,000	6,797
Applied Signal Technology, Inc.	215,500	7,553
Diodes, Inc. (a)	294,450	6,976
eCollege.com, Inc. (a)	328,200	5,251
Embarcadero Technologies, Inc. (a)	471,200	5,824
Integrated Silicon Solutions, Inc. (a)	460,800	5,626
InterVoice, Inc. (a)	238,300	2,733
Keithley Instruments, Inc.	252,900	5,602
Multimedia Games, Inc. (a)	268,300	7,196
Park Electrochemical Corp.	224,800	5,676
Standard Microsystems Corp. (a)	294,700	6,872
Tyler Technologies, Inc. (a)	487,100	4,608
Vicor Corp. (a)	192,200	3,511

		74,225

Transportation 3.4%

Genesee & Wyoming, Inc. ‘A’ (a)	227,200	5,385
Offshore Logistics, Inc. (a)	197,700	5,559
Overnite Corp.	259,500	7,629

		18,573

Total Common Stocks (Cost $455,559)		525,319

SHORT-TERM INSTRUMENTS 2.5%

	Principal Amount (000s)

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 3.375% due 11/15/2004 valued at $13,992. Repurchase proceeds are $13,715.)	$13,715	13,715

Total Short-Term Instruments (Cost $13,715)		13,715

Total Investments 98.5% (Cost $469,274)		$539,034

Other Assets and Liabilities (Net) 1.5%		8,441

Net Assets 100.0%		$547,475

Notes to Schedule of Investments:

(a)	Non-income producing security.

40 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

CCM Focused Growth Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 92.4%

Aerospace 0.9%

United Defense Industries, Inc. (a)	700	$24

Building 3.0%

D.R. Horton, Inc.	1,700	48
Lennar Corp. ‘A’	600	27

		75

Capital Goods 1.1%

3M Co.	300	27

Communications 1.9%

Nextel Communications, Inc. ‘A’ (a)	1,800	48

Consumer Discretionary 9.9%

AutoZone, Inc. (a)	300	24
Coach, Inc. (a)	500	23
MSC Industrial Direct Co. ‘A’	800	26
Nike, Inc. ‘B’	300	23
Starbucks Corp. (a)	600	26
Target Corp.	500	21
The Estee Lauder Cos., Inc. ‘A’	1,100	54
The Home Depot, Inc.	1,500	53

		250

Consumer Services 4.2%

Apollo Group, Inc. ‘A’ (a)	300	26
Cendant Corp.	900	22
Liberty Media Corp. ‘A’ (a)	900	8
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	600	27
Walt Disney Co.	900	23

		106

Consumer Staples 4.3%

Coca-Cola Enterprises, Inc.	1,400	41
Gillette Co.	1,100	47
SYSCO Corp.	600	22

		110

Energy 8.1%

EOG Resources, Inc.	700	42
Halliburton Co.	1,100	33
Newfield Exploration Co. (a)	1,200	67
XTO Energy, Inc.	2,100	63
		205
Financial & Business Services 9.8%

Capital One Financial Corp.	900	62
Citigroup, Inc.	1,400	65
Fidelity National Financial, Inc.	660	25
First Bancorp Puerto Rico	600	24
Providian Financial Corp. (a)	3,300	48
Wells Fargo & Co.	400	23

		247

Healthcare 12.6%

Aetna, Inc.	500	42
Anthem, Inc. (a)	400	36
Beckman Coulter, Inc.	400	24
Becton Dickinson & Co.	400	21
Caremark Rx, Inc. (a)	1,067	35
Celgene Corp. (a)	400	23
Coventry Health Care, Inc. (a)	500	24
DaVita, Inc. (a)	900	28
Genentech, Inc. (a)	600	34
Invitrogen Corp. (a)	400	29
Johnson & Johnson	400	22
		318
Materials & Processing 6.3%

Ball Corp.	400	29
Church & Dwight Co., Inc.	600	27
Dow Chemical Co.	1,200	49
Phelps Dodge Corp. (a)	700	54

		159

Technology 30.3%

Arrow Electronics, Inc. (a)	1,900	51
Avocent Corp. (a)	600	22
Cisco Systems, Inc. (a)	3,700	88
Corning, Inc. (a)	2,000	26
Cree, Inc. (a)	2,100	49
Dell, Inc. (a)	1,200	43
DST Systems, Inc. (a)	500	24
Electronic Arts, Inc. (a)	600	33
EMC Corp. (a)	3,000	34
Harris Corp.	900	46
Intel Corp.	2,800	77
Juniper Networks, Inc. (a)	800	20
Lexmark International, Inc. ‘A’ (a)	300	29
Microsoft Corp.	3,000	86
National Semiconductor Corp. (a)	1,100	24
Symantec Corp. (a)	1,400	61
Yahoo!, Inc. (a)	1,500	54

		767

Total Common Stocks (Cost $1,898)		2,336

SHORT-TERM INSTRUMENTS 11.8%

	Principal Amount (000s)

Repurchase Agreement 11.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $307. Repurchase proceeds are $298.)	$298	298

Total Short-Term Instruments (Cost $298)		298

Total Investments 104.2% (Cost $2,196)		$2,634

Other Assets and Liabilities (Net) (4.2%)		(107)

Net Assets 100.0%		$2,527

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  41

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 99.1%

Building 2.3%

D.R. Horton, Inc.	268,100	$7,614
Pulte Homes, Inc.	191,200	9,948

		17,562

Capital Goods 7.8%

Brunswick Corp.	193,100	7,878
Carlisle Cos., Inc.	155,200	9,661
Danaher Corp.	164,900	8,550
Harsco Corp.	165,500	7,778
ITT Industries, Inc.	100,100	8,308
Monsanto Co.	217,600	8,378
Paccar, Inc.	139,050	8,063

		58,616

Communications 4.7%

Andrew Corp. (a)	514,800	10,301
Macromedia, Inc. (a)	306,900	7,534
Media General, Inc. ‘A’	130,000	8,349
Nextel Partners, Inc. ‘A’ (a)	583,600	9,291

		35,475

Consumer Discretionary 12.5%

Advance Auto Parts, Inc. (a)	193,000	8,527
Chico’s FAS, Inc. (a)	167,600	7,569
Claire’s Stores, Inc.	406,100	8,812
Coach, Inc. (a)	210,052	9,492
Harman International Industries, Inc.	90,100	8,199
Marvel Enterprises, Inc. (a)	401,800	7,843
MSC Industrial Direct Co. ‘A’	259,500	8,522
Nordstrom, Inc.	211,600	9,016
Owens-Illinois, Inc. (a)	471,800	7,907
PETsMART, Inc.	281,900	9,148
Station Casinos, Inc.	189,600	9,177

		94,212

Consumer Services 5.4%

Bausch & Lomb, Inc.	128,200	8,342
Caesars Entertainment, Inc. (a)	539,500	8,092
GTECH Holdings Corp.	128,300	5,942
Hilton Hotels Corp.	420,900	7,854
Manpower, Inc.	151,600	7,697
Sabre Holdings Corp. ‘A’	100,600	2,768

		40,695

Consumer Staples 6.5%

Archer-Daniels-Midland Co.	541,800	9,091
CDW Corp.	117,100	7,466
Fortune Brands, Inc.	103,100	7,777
Smithfield Foods, Inc. (a)	272,200	8,003
SUPERVALU, Inc.	244,000	7,469
Tyson Foods, Inc. ‘A’	441,900	9,258
		49,064
Energy 8.9%

Apache Corp.	187,518	8,166
EOG Resources, Inc.	142,800	8,527
National-Oilwell, Inc. (a)	282,300	8,890
Newfield Exploration Co. (a)	141,100	7,865
Noble Energy, Inc.	152,300	7,767
Peabody Energy Corp.	157,000	8,790
Pioneer Natural Resources Co.	222,400	7,802
XTO Energy, Inc.	307,207	9,152

		66,959

Environmental Services 1.0%

Republic Services, Inc.	257,600	7,455

Financial & Business Services 14.4%

Bank of Hawaii Corp.	170,100	7,692
Bear Stearns Co., Inc.	110,500	9,316
CIT Group, Inc.	213,000	8,156
Commerce Bancorp., Inc. N.J.	132,200	7,272
Everest Reinsurance Group Ltd.	85,400	6,863
HCC Insurance Holdings, Inc.	241,700	8,075
Instinet Group, Inc. (a)	78,100	412
iStar Financial, Inc.	252,200	10,088
Knight Trading Group, Inc. (a)	738,300	7,398
Legg Mason, Inc.	94,013	8,556
Mercury General Corp.	158,100	7,850
Providian Financial Corp. (a)	614,500	9,015
Sovereign Bancorp., Inc.	381,500	8,431
W.R. Berkley Corp.	200,950	8,631

		107,755

Healthcare 9.8%

Aetna, Inc.	88,900	7,556
C.R. Bard, Inc.	141,700	8,027
Caremark Rx, Inc. (a)	230,900	7,606
Charles River Laboratories International, Inc. (a)	166,700	8,147
Cytyc Corp. (a)	380,700	9,658
DaVita, Inc. (a)	290,500	8,956
ImClone Systems, Inc. (a)	88,200	7,567
Inamed Corp. (a)	123,779	7,779
PacifiCare Health Systems, Inc. (a)	206,700	7,991

		73,287

Materials & Processing 4.6%

Ball Corp.	112,500	8,106
Cabot Corp.	194,400	7,912
Dover Corp.	189,400	7,974
U.S. Steel Corp.	309,500	10,870

		34,862

Technology 20.1%

Advanced Micro Devices, Inc. (a)	516,700	8,216
Apple Computer, Inc. (a)	285,300	9,284
Autodesk, Inc.	233,600	10,000
Avaya, Inc. (a)	576,000	9,095
Broadcom Corp. ‘A’ (a)	187,800	8,783
Electronic Arts, Inc. (a)	74,000	4,037
Getty Images, Inc. (a)	151,900	9,114
Harris Corp.	185,100	9,394
International Rectifier Corp. (a)	187,300	7,758
L-3 Communications Holdings, Inc.	124,700	8,330
Lam Research Corp. (a)	288,500	7,732
NCR Corp. (a)	180,300	8,941
Oneok, Inc.	356,700	7,844
Polycom, Inc. (a)	376,700	8,442
Red Hat, Inc. (a)	392,700	9,020
Rockwell Automation, Inc.	230,600	8,650
Symantec Corp. (a)	173,800	7,609
Tektronix, Inc.	252,300	8,583

		150,832

Utilities 1.1%

PPL Corp.	177,600	8,152

Total Common Stocks (Cost $648,106)		744,926

SHORT-TERM INSTRUMENTS 4.2%

	Principal Amount (000s)

Repurchase Agreement 4.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 1.500% due 05/23/2005 valued at $25,504 and Fannie Mae 3.875% due 03/15/2005 valued at $6,394. Repurchase proceeds are $31,266.)	$31,265	31,265

Total Short-Term Instruments (Cost $31,265)		31,265

Total Investments 103.3% (Cost $679,371)		$776,191

Other Assets and Liabilities (Net) (3.3%)		(24,853)

Net Assets 100.0%		$751,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

42 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 94.8%

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	97,000	$5,763

Communications 5.7%

Alltel Corp.	113,000	5,720
SBC Communications, Inc.	234,000	5,675
Verizon Communications, Inc.	160,000	5,790

		17,185

Consumer Discretionary 16.8%

General Motors Corp.	245,000	11,415
Limited Brands, Inc.	304,000	5,685
Sears, Roebuck & Co.	147,000	5,551
The May Department Stores Co.	206,000	5,663
The Stanley Works	127,000	5,789
V.F. Corp.	230,000	11,201
Whirlpool Corp.	84,000	5,762

		51,066

Consumer Staples 9.6%

Albertson’s, Inc.	222,000	5,892
Altria Group, Inc.	115,000	5,756
ConAgra Foods, Inc.	206,000	5,578
Kimberly-Clark Corp.	86,000	5,666
R.J. Reynolds Tobacco Holdings, Inc.	93,000	6,286

		29,178

Energy 13.4%

ChevronTexaco Corp.	62,000	5,835
ConocoPhillips	76,002	5,798
Eni S.p.A SP - ADR	57,000	5,719
Kerr-McGee Corp.	105,000	5,646
KeySpan Corp.	157,000	5,762
Marathon Oil Corp.	158,000	5,979
Occidental Petroleum Corp.	120,000	5,809

		40,548

Financial & Business Services 30.3%

Bank of America Corp.	68,000	5,754
Boston Properties, Inc.	115,000	5,759
Deluxe Corp.	134,000	5,829
Duke Realty Corp.	182,000	5,789
Fannie Mae	79,000	5,637
J.P. Morgan Chase & Co.	150,000	5,816
Key Corp.	382,000	11,418
Lincoln National Corp.	124,000	5,859
Morgan Stanley Dean Witter & Co.	110,000	5,805
St. Paul Travelers Co., Inc.	138,000	5,595
Union Planters Corp.	382,000	11,387
UnumProvident Corp.	361,000	5,740
Washington Mutual, Inc.	300,000	11,592

		91,980

Healthcare 7.6%

Bristol-Myers Squibb Co.	233,000	5,709
GlaxoSmithKline PLC SP - ADR	138,000	5,721
Jefferson-Pilot Corp.	112,000	5,690
Merck & Co., Inc.	122,000	5,795

		22,915

Technology 3.8%

Hewlett-Packard Co.	274,000	5,781
Sempra Energy	166,000	5,715

		11,496

Transportation 1.9%

Burlington Northern Santa Fe Corp.	163,000	5,716

Utilities 3.8%

DTE Energy Co.	282,000	11,432

Total Common Stocks (Cost $263,296)		287,279

SHORT-TERM INSTRUMENTS 5.8%

	Principal Amount (000s)

Repurchase Agreement 5.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.125% due 08/15/2005 valued at $17,871. Repurchase proceeds are $17,519.)	$17,519	17,519

Total Short-Term Instruments (Cost $17,519)		17,519

Total Investments 100.6% (Cost $280,815)		$304,798

Other Assets and Liabilities (Net) (0.6%)		(1,835)

Net Assets 100.0%		$302,963

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  43

Schedule of Investments

NFJ International Value Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 98.7%

Bahamas 1.9%

Teekay Shipping Corp.	1,000	$37

Belgium 1.9%

Delhaize Group SP - ADR	700	36

Bermuda 5.9%

Frontline Ltd.	1,000	35
RenaissanceRe Holdings Ltd.	700	38
Ship Finance International Ltd.	225	3
Yanzhou Coal Mining Co., Ltd. SP - ADR	700	38

		114

Brazil 9.8%

Companhia de Bebidas das Americas SP - ADR	3,700	74
Companhia Vale do Rio Doce SP - ADR (a)	800	38
Empresa Brasileira de Aeronautica S.A. SP - ADR	1,400	40
Votorantim Celulose e Papel S.A. SP - ADR	1,200	38

		190

Canada 14.3%

Agrium, Inc.	2,800	41
Canadian Natural Resources Ltd.	1,300	39
Canadian Pacific Railway Ltd.	1,600	39
Magna International, Inc. ‘A’	500	43
Methanex Corp.	3,200	42
TransCanada Corp.	3,600	71

		275

Chile 2.2%

Linea Aerea Nacional Chile S.A. SP - ADR	2,200	42

China 6.2%

Aluminum Corp. of China Ltd. SP - ADR	700	38
Brilliance China Automotive Holdings Ltd. SP - ADR	1,300	38
Sinopec Shanghai Petrochemical Co., Ltd. SP - ADR	1,300	43

		119

Greece 2.1%

STET Hellas Telecommunication S.A. SP - ADR	2,400	40

Ireland 3.9%

Bank of Ireland SP - ADR	1,400	75

Italy 1.9%

Natuzzi SpA SP - ADR	3,400	37

Mexico 7.8%

Cemex S.A. de C.V. SP - ADR	1,321	38
Grupo Elektra S.A. de C.V. SP - ADR	1,600	38
Telefonos de Mexico S.A. de C.V. SP - ADR	1,100	37
TV Azteca S.A. de C.V. SP - ADR	4,400	38

		151

Netherlands 6.0%

ABN AMRO Holding NV SP - ADR	3,452	76
ING Groep NV SP - ADR	1,640	39

		115

Norway 2.0%

Norsk Hydro ASA SP - ADR	600	39

Peru 2.0%

Compania de Minas Buenaventura S.A.u. SP - ADR	1,700	38

Russia 1.9%

Tatneft SP - ADR	1,400	37

South Africa 2.0%

Sasol Ltd. SP - SP ADR	2,400	38

South Korea 5.9%

Korea Electric Power Corp. SP - ADR	4,000	37
KT Corp. SP - ADR	2,000	36
POSCO SP - ADR	1,200	40

		113

Sweden 1.8%

Electrolux AB SP - ADR	900	35

Taiwan 1.9%

AU Optronics Corp. SP - ADR	2,200	36

United Kingdom 17.3%

British American Tobacco PLC SP - ADR	2,400	75
Cadbury Schweppes PLC SP - ADR	1,100	39
GlaxoSmithKline PLC SP - ADR	800	33
Imperial Chemical Industries PLC SP - ADR	2,300	39
Tomkins PLC SP - ADR	1,800	36
Unilever PLC SP - ADR	1,900	76
United Utilities PLC SP - ADR	1,900	36

		334

Total Common Stocks (Cost $1,606)		1,901

SHORT-TERM INSTRUMENTS 0.8%

	Principal Amount (000s)

Repurchase Agreement 0.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.070% due 09/29/2006 valued at $20. Repurchase proceeds are $16.)	$16	16

Total Short-Term Instruments (Cost $16)		16

Total Investments 99.5% (Cost $1,622)		$1,917

Other Assets and Liabilities (Net) 0.5%		10

Net Assets 100.0%		$1,927

Notes to Schedule of Investments:

(a)	Non-income producing security.

44 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 96.2%

Aerospace 0.9%

General Dynamics Corp.	1,200	$119

Capital Goods 5.5%

Deere & Co.	1,700	119
Johnson Controls, Inc.	6,300	336
PPG Industries, Inc.	3,900	244

		699

Communications 2.9%

Nextel Communications, Inc. ‘A’ (a)	9,400	251
Verizon Communications, Inc.	3,400	123

		374

Consumer Discretionary 12.8%

CVS Corp.	2,800	118
General Motors Corp.	8,800	410
Limited Brands, Inc.	18,600	348
Masco Corp.	11,800	368
Sears, Roebuck & Co.	10,300	389

		1,633

Consumer Services 3.7%

Cendant Corp.	14,400	353
McDonald’s Corp.	4,700	122

		475

Consumer Staples 11.3%

Altria Group, Inc.	7,300	365
Archer-Daniels-Midland Co.	14,400	242
Coca-Cola Enterprises, Inc.	4,100	119
ConAgra Foods, Inc.	8,600	233
Fortune Brands, Inc.	1,600	121
Kimberly-Clark Corp.	3,600	237
Kroger Co. (a)	6,600	120

		1,437

Energy 10.4%

Apache Corp.	8,300	361
ConocoPhillips	6,300	481
Occidental Petroleum Corp.	10,000	484

		1,326

Financial & Business Services 31.6%

Allstate Corp.	10,100	470
Capital One Financial Corp.	5,200	356
Countrywide Financial Corp.	5,000	351
Equity Office Properties Trust	12,900	351
Fannie Mae	3,300	235
J.P. Morgan Chase & Co.	9,300	361
Key Corp.	11,500	344
Lehman Brothers Holdings, Inc.	3,100	233
Marsh & McLennan Cos., Inc.	5,300	241
Metlife, Inc.	9,900	355
St. Paul Travelers Co., Inc.	8,800	357
Washington Mutual, Inc.	9,600	371

		4,025

Healthcare 4.7%

Baxter International, Inc.	3,400	117
Bristol-Myers Squibb Co.	4,700	115
Merck & Co., Inc.	5,100	242
WellPoint Health Networks, Inc. (a)	1,100	123

		597

Materials & Processing 3.9%

Alcoa, Inc.	3,600	119
Dow Chemical Co.	2,900	118
Weyerhaeuser Co.	4,000	252

		489

Technology 0.9%

Hewlett-Packard Co.	5,600	118

Transportation 3.9%

Burlington Northern Santa Fe Corp.	14,100	494

Utilities 3.7%
Exelon Corp.	14,000	466

Total Common Stocks (Cost $11,619)		12,252

SHORT-TERM INSTRUMENTS 4.5%

Repurchase Agreement 4.5%

	Principal Amount (000s)

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 1.500% due 05/13/2005 valued at $588. Repurchase proceeds are $573.)	$573	573

Total Short-Term Instruments (Cost $573)		573

Total Investments 100.7% (Cost $12,192)		$12,825

Other Assets and Liabilities (Net) (0.7%)		(94)

Net Assets 100.0%		$12,731

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  45

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 96.9%

Aerospace 0.4%

Kaman Corp. ‘A’	735,000	$10,283

Building 4.2%

Chicago Bridge & Iron Co. N.V.	420,500	11,711
Equity One, Inc.	1,296,400	23,439
Intrawest Corp.	1,508,000	24,053
M.D.C. Holdings, Inc.	373,999	23,790
M/I Homes, Inc.	576,800	23,418

		106,411

Capital Goods 9.6%

Acuity Brands, Inc.	870,000	23,490
Albany International Corp. ‘A’	730,000	24,499
ArvinMeritor, Inc.	1,157,000	22,643
Barnes Group, Inc.	749,000	21,706
Curtiss-Wright Corp.	260,000	14,609
GATX Corp.	900,000	24,480
Harsco Corp.	508,000	23,876
Precision Castparts Corp.	460,000	25,157
Regal-Beloit Corp.	749,000	16,673
Tecumseh Products Co. ‘A’	556,000	22,902
York International Corp.	582,000	23,903

		243,938

Consumer Discretionary 12.8%

Agnico-Eagle Mines Ltd.	1,730,000	22,853
Arctic Cat, Inc.	600,000	16,518
Banta Corp.	510,000	22,649
Borders Group, Inc.	1,000,000	23,440
Brown Shoe Co., Inc.	570,000	23,330
Burlington Coat Factory Warehouse Corp.	784,000	15,131
Handleman Co.	983,000	22,766
Kellwood Co.	533,000	23,212
Lancaster Colony Corp.	548,000	22,819
Libbey, Inc.	571,000	15,851
Longs Drug Stores Corp.	302,100	7,211
Maytag Corp.	945,000	23,162
Ruddick Corp.	1,120,000	25,144
Russ Berrie & Co., Inc.	413,800	8,040
Russell Corp.	1,230,000	22,091
Sturm, Ruger & Co., Inc.	748,600	9,066
The Cato Corp. ‘A’	1,026,000	23,034

		326,317

Consumer Services 3.7%

Bob Evans Farms, Inc.	850,000	23,273
Callaway Golf Co.	2,000,000	22,680
Landry’s Restaurants, Inc.	800,000	23,912
United Auto Group, Inc.	760,000	23,294

		93,159

Consumer Staples 7.0%

Adolph Coors Co. ‘B’	340,000	24,596
Casey’s General Stores, Inc.	1,170,000	21,411
Corn Products International, Inc.	520,000	24,206
Fresh Del Monte Produce, Inc.	900,000	22,743
Loews Corp. - Carolina Group	965,000	23,691
PepsiAmericas, Inc.	611,500	12,988
Sensient Technologies Corp.	1,150,000	24,702
Universal Corp.	460,000	23,432
		177,769
Energy 9.4%

Arch Coal, Inc.	660,000	24,149
Berry Petroleum Co. ‘A’	430,000	12,646
Cabot Oil & Gas Corp.	590,000	24,957
Northwest Natural Gas Co.	568,000	17,324
Range Resources Corp.	1,700,000	24,820
St. Mary Land & Exploration Co.	674,000	24,028
Tidewater, Inc.	790,000	23,542
UGI Corp.	721,000	23,144
Vintage Petroleum, Inc.	1,400,000	23,758
Western Gas Resources, Inc.	747,200	24,269
World Fuel Services Corp.	345,000	15,553

		238,190

Financial & Business Services 17.1%

American Financial Group, Inc.	780,000	23,845
AmerUs Group Co.	592,000	24,509
Annaly Mortgage Management, Inc.	1,315,000	22,302
BancorpSouth, Inc.	782,000	17,618
CBL & Associates Properties, Inc.	425,000	23,375
Chittenden Corp.	718,900	25,269
Commercial Federal Corp.	857,000	23,225
Delphi Financial Group, Inc. ‘A’	560,000	24,920
First Industrial Realty Trust, Inc.	623,000	22,976
Fremont General Corp.	1,300,000	22,945
Healthcare Realty Trust, Inc.	610,000	22,863
HRPT Properties Trust	2,269,000	22,713
LandAmerica Financial Group, Inc.	576,000	22,424
McGrath Rentcorp	420,000	15,519
Nationwide Health Properties, Inc.	1,200,000	22,680
New Plan Excel Realty Trust, Inc.	965,000	22,542
Old National Bancorp.	651,000	16,164
Shurgard Storage Centers, Inc. ‘A’	630,000	23,562
Susquehanna Bancshares, Inc.	489,000	12,303
Washington Federal, Inc.	958,499	23,004

		434,758

Healthcare 5.1%

Arrow International, Inc.	640,000	19,149
Cooper Cos., Inc.	390,000	24,636
Invacare Corp.	535,000	23,925
Landauer, Inc.	327,000	14,604
Owens & Minor, Inc.	953,000	24,683
Select Medical Corp.	1,640,000	22,009

		129,006

Materials & Processing 10.6%

Crane Co.	720,600	22,620
Goldcorp, Inc.	750,800	8,762
Lennox International, Inc.	1,286,000	23,277
Lincoln Electric Holdings, Inc.	680,000	23,181
Lubrizol Corp.	670,000	24,535
Massey Energy Co.	900,000	25,389
Methanex Corp.	1,820,000	24,062
Potlatch Corp.	592,000	24,651
Quanex Corp.	191,700	9,336
Rock-Tenn Co. ‘A’	938,000	15,899
RPM International, Inc.	1,500,000	22,800
Teleflex, Inc.	475,000	23,821
Universal Forest Products, Inc.	617,500	19,914
Valmont Industries, Inc.	104,900	2,402

		270,649

Technology 2.4%

Imation Corp.	545,000	23,222
John H. Harland Co.	770,000	22,600
Methode Electronics, Inc.	1,196,300	15,516

		61,338

Transportation 5.6%

Alexander & Baldwin, Inc.	675,000	22,579
Arkansas Best Corp.	760,000	25,019
Frontline Ltd.	650,000	22,432
Skywest, Inc.	1,342,400	23,371
Teekay Shipping Corp.	660,000	24,671
USF Corp.	700,000	24,591

		142,663

Utilities 9.0%

Atmos Energy Corp.	905,000	23,168
Cleco Corp.	1,278,000	22,978
Energen Corp.	513,000	24,619
National Fuel Gas Co.	914,000	22,850
Nicor, Inc.	667,000	22,658
Peoples Energy Corp.	538,000	22,677
PNM Resources, Inc.	1,096,500	22,774
Vectren Corp.	900,000	22,581
Westar Energy, Inc.	1,159,000	23,076
WGL Holdings, Inc.	792,000	22,746
		230,127

Total Common Stocks (Cost $1,988,162)		2,464,608

SHORT-TERM INSTRUMENTS 2.0%

Repurchase Agreement 2.0%

	Principal Amount (000s)

State Street Bank
0.800% due 07/01/2004 (Dated 6/30/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $24,482 and Freddie Mac 3.875% due 02/15/2005 valued at $4,017; 5.250% due 01/15/2006 valued at $24,483. Repurchase proceeds are $51,937.)	$51,936	51,936

Total Short-Term Instruments (Cost $51,936)		51,936

Total Investments 98.9% (Cost $2,040,098)		$2,516,544

Other Assets and Liabilities (Net) 1.1%		26,777

Net Assets 100.0%		$2,543,321

46 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 92.2%

Capital Goods 7.4%

3M Co.	10,300	$927
General Electric Co.	93,600	3,033
Tyco International Ltd.	75,000	2,485

		6,445

Communications 1.2%

Verizon Communications, Inc.	28,800	1,042

Consumer Discretionary 7.7%

Comcast Corp. ‘A’ (a)	39,300	1,085
CVS Corp.	36,600	1,538
Masco Corp.	33,300	1,038
The Home Depot, Inc.	35,000	1,232
Wal-Mart Stores, Inc.	35,000	1,847

		6,740

Consumer Services 4.4%

Carnival Corp.	25,000	1,175
Clear Channel Communications, Inc.	28,000	1,035
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	15,100	677
Viacom, Inc. ‘B’	28,000	1,000

		3,887

Consumer Staples 5.8%

Altria Group, Inc.	37,500	1,877
CDW Corp.	12,200	778
Kellogg Co.	28,700	1,201
Procter & Gamble Co.	22,000	1,198

		5,054

Energy 7.4%

BP PLC SP - ADR	28,500	1,527
ChevronTexaco Corp.	15,100	1,421
Kinder Morgan, Inc.	19,900	1,180
Royal Dutch Petroleum Co.	17,500	904
Schlumberger Ltd.	23,000	1,461

		6,493

Financial & Business Services 21.6%

ACE Ltd.	30,200	1,277
American Express Co.	27,300	1,403
American International Group, Inc.	28,400	2,024
Bank of America Corp.	30,000	2,539
Boston Properties, Inc.	19,900	997
Citigroup, Inc.	50,000	2,325
Countrywide Financial Corp.	22,000	1,545
J.P. Morgan Chase & Co.	55,000	2,132
MBNA Corp.	47,500	1,225
Morgan Stanley Dean Witter & Co.	30,000	1,583
U.S. Bancorp.	34,900	962
Vornado Realty Trust	15,900	908

		18,920

Healthcare 15.2%

Allergan, Inc.	15,000	1,343
AstraZeneca PLC SP - ADR	20,600	940
Baxter International, Inc.	13,700	469
Caremark Rx, Inc. (a)	43,000	1,416
Guidant Corp.	25,000	1,397
HCA, Inc.	26,800	1,115
Medtronic, Inc.	27,800	1,354
Pfizer, Inc.	50,000	1,714
Teva Pharmaceutical Industries Ltd. SP - ADR	16,900	1,137
Varian Medical Systems, Inc. (a)	20,000	1,587
Zimmer Holdings, Inc. (a)	9,700	856

		13,328

Materials & Processing 4.6%

Alcoa, Inc.	30,000	991
Dow Chemical Co.	30,000	1,221
Freeport-McMoran Copper & Gold, Inc. ‘B’	30,000	995
International Paper Co.	19,000	849

		4,056

Technology 14.6%

Affiliated Computer Services, Inc. ‘A’ (a)	24,900	1,318
Cisco Systems, Inc. (a)	75,000	1,778
Dell, Inc. (a)	30,800	1,103
Honeywell International, Inc.	60,000	2,198
IBM Corp.	15,300	1,349
Microsoft Corp.	75,000	2,142
National Semiconductor Corp. (a)	56,200	1,236
SAP AG SP - ADR	40,600	1,697

		12,821

Utilities 2.3%

Dominion Resources, Inc.	16,700	1,053
Exelon Corp.	28,000	932

		1,985

Total Common Stocks (Cost $73,058)		80,771

CONVERTIBLE PREFERRED STOCK 6.0%

The Chubb Corp.
7.000% due 08/16/2006	35,000	978
Goldman Sachs Group, Inc.
7.375% due 07/15/2004	85,000	1,287
5.500% due 09/09/2004	70,000	1,709
5.625% due 03/21/2005	46,970	1,325

Total Convertible Preferred Stock (Cost $5,370)		5,299

SHORT-TERM INSTRUMENTS 1.1%

Repurchase Agreement 1.1%

	Principal Amount (000s)

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 5.000% due 01/30/2014 valued at $1,013. Repurchase proceeds are $990.)	$990	990

Total Short-Term Instruments (Cost $990)		990

Total Investments 99.3% (Cost $79,418)		$87,060

Other Assets and Liabilities (Net) 0.7%		574

Net Assets 100.0%		$87,634

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  47

Schedule of Investments

PEA Growth Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 99.4%

Capital Goods 11.0%

General Electric Co.	1,000,000	$32,400
Illinois Tool Works, Inc.	220,000	21,096
Monsanto Co.	200,000	7,700
Tyco International Ltd.	740,000	24,524

		85,720

Consumer Discretionary 7.8%

Best Buy Co., Inc.	210,000	10,655
Comcast Corp. ‘A’ (a)	400,000	11,044
The Home Depot, Inc.	600,000	21,120
Wal-Mart Stores, Inc.	340,000	17,938

		60,757

Consumer Services 12.1%

Carnival Corp.	375,000	17,625
Cendant Corp.	794,000	19,437
Clear Channel Communications, Inc.	250,000	9,237
eBay, Inc. (a)	250,000	22,987
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	368,000	16,505
Viacom, Inc. ‘B’	230,000	8,216

		94,007

Consumer Staples 3.1%

CDW Corp.	40,000	2,550
Procter & Gamble Co.	400,000	21,776

		24,326

Energy 2.1%

Schlumberger Ltd.	255,000	16,195

Financial & Business Services 14.3%

American International Group, Inc.	290,000	20,671
Citigroup, Inc.	370,000	17,205
Countrywide Financial Corp.	240,000	16,860
First Data Corp.	250,000	11,130
Franklin Resources, Inc.	260,000	13,021
MBNA Corp.	350,000	9,026
Merrill Lynch & Co., Inc.	258,100	13,932
MGIC Investment Corp.	125,000	9,483

		111,328

Healthcare 23.0%

Alcon, Inc.	95,000	7,472
Amgen, Inc. (a)	260,000	14,188
Caremark Rx, Inc. (a)	355,000	11,694
Gilead Sciences, Inc. (a)	169,000	11,323
Guidant Corp.	320,000	17,882
Pfizer, Inc.	750,000	25,710
St. Jude Medical, Inc. (a)	88,000	6,657
Stryker Corp.	420,000	23,100
Teva Pharmaceutical Industries Ltd. SP - ADR	330,000	22,206
UnitedHealth Group, Inc. (a)	250,000	15,563
Varian Medical Systems, Inc. (a)	197,900	15,703
Zimmer Holdings, Inc. (a)	83,000	7,321

		178,819

Technology 26.0%

Applied Materials, Inc. (a)	250,000	4,905
Broadcom Corp. ‘A’ (a)	150,000	7,016
Cisco Systems, Inc. (a)	860,000	20,382
Dell, Inc. (a)	450,000	16,119
EMC Corp. (a)	1,080,000	12,312
IBM Corp.	95,000	8,374
Intel Corp.	975,000	26,910
International Game Technology	247,000	9,534
Juniper Networks, Inc. (a)	730,000	17,936
Lexmark International, Inc. ‘A’ (a)	75,000	7,240
Marvell Technology Group Ltd. (a)	470,000	12,549
Mercury Interactive Corp. (a)	250,000	12,458
Microsoft Corp.	850,000	24,276
SAP AG SP - ADR	330,000	13,797
VERITAS Software Corp. (a)	300,000	8,310

		202,118

Total Common Stocks (Cost $610,150)		773,270

CONVERTIBLE BONDS & NOTES 0.0%

Banking & Finance 0.0%

	Principal Amount (000s)

Cabbell Financial Grantor Trust 7.187% due 12/31/2002 (b)	$359	0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.7%

Repurchase Agreement 0.7%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.125% due 12/15/2004 valued at $5,778. Repurchase proceeds are $5,661.)	5,661	5,661

Total Short-Term Instruments (Cost $5,661)		5,661

Total Investments 100.1% (Cost $616,169)		$778,931

Other Assets and Liabilities (Net) (0.1%)		(492)

Net Assets 100.0%		$778,439

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security is in default and has been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

48 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Innovation Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 99.4%

Capital Goods 1.5%

OmniVision Technologies, Inc. (a)	978,698	$15,610

Communications 2.2%

Macromedia, Inc. (a)	608,300	14,934
Nokia Corp. SP - ADR	507,300	7,376

		22,310

Consumer Discretionary 4.2%

Amazon.com, Inc. (a)	372,600	20,269

Take Two Interactive Software, Inc. (a)	769,500	23,578

		43,847

Financial & Business Services 1.3%

Accenture Ltd. ‘A’ (a)	479,600	13,179

Healthcare 1.0%

St. Jude Medical, Inc. (a)	138,500	10,478

Technology 89.2%

3Com Corp. (a)	362,600	2,266
Applied Materials, Inc. (a)	1,247,500	24,476
Applied Micro Circuits Corp. (a)	2,097,000	11,156
AU Optronics Corp. SP - ADR (a)	902,300	14,680
Avaya, Inc. (a)	282,600	4,462
Avid Technology, Inc. (a)	385,500	21,037
BEA Systems, Inc. (a)	822,528	6,761
Broadcom Corp. ‘A’ (a)	409,100	19,134
Celestica, Inc. (a)	1,429,600	28,521
Cisco Systems, Inc. (a)	860,000	20,382
Cognizant Technology Solutions Corp. ‘A’ (a)	644,900	16,387
Comverse Technology, Inc. (a)	1,510,500	30,119
Corning, Inc. (a)	1,128,200	14,734
Cymer, Inc. (a)	731,800	27,399
Cypress Semiconductor Corp. (a)	1,526,400	21,660
EMC Corp. (a)	1,345,471	15,338
Flextronics International Ltd. (a)	2,533,500	40,409
Foundry Networks, Inc. (a)	1,558,800	21,932
Intel Corp.	834,300	23,027
JDS Uniphase Corp. (a)	2,411,800	9,141
Juniper Networks, Inc. (a)	861,100	21,157
KLA-Tencor Corp. (a)	429,590	21,213
Kulicke & Soffa Industries, Inc. (a)	1,477,500	16,193
Linear Technology Corp.	556,300	21,957
Marvell Technology Group Ltd. (a)	531,654	14,195
Mercury Interactive Corp. (a)	317,272	15,810
Micron Technology, Inc. (a)	2,268,000	34,723
Microsoft Corp.	356,900	10,193
Monster Worldwide, Inc. (a)	926,200	23,822
National Semiconductor Corp. (a)	1,419,200	31,208
Network Appliance, Inc. (a)	761,900	16,404
Nortel Networks Corp. (a)	1,275,000	6,362
Novell, Inc. (a)	961,400	8,066
NVIDIA Corp. (a)	831,900	17,054
Oracle Corp. (a)	1,180,000	14,077
Polycom, Inc. (a)	696,800	15,615
QUALCOMM, Inc.	222,900	16,267
Red Hat, Inc. (a)	425,900	9,783
SanDisk Corp. (a)	594,500	12,895
SAP AG SP - ADR	711,520	29,749
Siebel Systems, Inc. (a)	1,383,900	14,780
Solectron Corp. (a)	3,765,800	24,365
Sonus Networks, Inc. (a)	1,840,900	8,800
Symantec Corp. (a)	296,000	12,959
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	3,428,880	28,494
Telefonaktiebolaget LM Ericsson SP - ADR (a)	232,200	6,947
Texas Instruments, Inc.	858,800	20,766
United Microelectronics Corp. SP - ADR (a)	6,239,396	26,892
UTStarcom, Inc. (a)	659,700	19,956
VERITAS Software Corp. (a)	696,000	19,279
Western Digital Corp. (a)	516,800	4,476

		917,478

Total Common Stocks (Cost $925,165)		1,022,902

SHORT-TERM INSTRUMENTS 2.3%

	Principal Amount (000s)

Repurchase Agreement 2.3%

State Street Bank
0.800% due 07/01/2004 (Date 06/30/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/07 valued at $23,966. Repurchase proceeds are $23,496.)	$23,495	23,495

Total Short-Term Instruments (Cost $23,495)		23,495

Total Investments 101.7% (Cost $948,660)		$1,046,397

Other Assets and Liabilities (Net) (1.7%)		(17,516)

Net Assets 100.0%		$1,028,881

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  49

Schedule of Investments

PEA Opportunity Fund

June 30, 2004

	Shares	Value (000s)

COMMON STOCKS 98.4%

Building 0.9%

Hughes Supply, Inc.	47,800	$2,817

Capital Goods 2.7%

Aviall, Inc. (a)	187,100	3,557
WMS Industries, Inc. (a)	168,100	5,009

		8,566

Communications 0.8%

Cumulus Media, Inc. ‘A’ (a)	140,600	2,364

Consumer Discretionary 12.9%

Fossil, Inc. (a)	132,299	3,605
HOT Topic, Inc. (a)	54,900	1,125
Insight Enterprises, Inc. (a)	154,400	2,742
K2, Inc. (a)	182,100	2,859
Kenneth Cole Productions, Inc. ‘A’	122,800	4,208
Linens ‘N Things, Inc. (a)	151,205	4,432
Marvel Enterprises, Inc. (a)	254,924	4,976
MSC Industrial Direct Co. ‘A’	87,800	2,883
Station Casinos, Inc.	57,800	2,798
Tempur-Pedic International, Inc. (a)	602,600	8,442
Urban Outfitters, Inc. (a)	41,900	2,552

		40,622

Consumer Services 9.6%

Administaff, Inc. (a)	196,700	3,265
Corporate Executive Board Co.	53,500	3,092
Forrester Research, Inc. (a)	258,400	4,819
Hudson Highland Group, Inc. (a)	118,500	3,633
Laureate Education, Inc. (a)	82,300	3,147
Mobile Mini, Inc. (a)	204,000	5,796
Panera Bread Co. ‘A’ (a)	10,300	370
PF Chang’s China Bistro, Inc. (a)	58,500	2,407
Pinnacle Entertainment, Inc. (a)	290,900	3,668

		30,197

Energy 4.7%

Delta Petroleum Corp. (a)	326,900	4,397
Grey Wolf, Inc. (a)	710,500	3,013
Quicksilver Resources, Inc. (a)	57,400	3,850
Spinnaker Exploration Co. (a)	91,000	3,584

		14,844

Financial & Business Services 8.3%

Affiliated Managers Group, Inc. (a)	76,000	3,828
BankAtlantic BanCorp., Inc. ‘A’	161,100	2,972
CoStar Group, Inc. (a)	88,239	4,053
Greenhill & Co., Inc. (a)	165,100	3,452
Investors Financial Services Corp.	99,700	4,345
Silicon Valley Bancshares (a)	109,100	4,326
Southwest BanCorp. of Texas, Inc.	72,200	3,186

		26,162

Healthcare 21.8%

Able Laboratories, Inc. (a)	124,600	2,562
American Healthways, Inc. (a)	184,400	4,909
Animas Corp. (a)	121,850	2,273
BioMarin Pharmaceutical, Inc. (a)	431,200	2,587
Conceptus, Inc. (a)	225,000	2,531
Connetics Corp. (a)	121,100	2,446
Cubist Pharmaceuticals, Inc. (a)	400,000	4,440
Digene Corp. (a)	102,200	3,733
Epix Medical, Inc. (a)	133,100	2,808
Gentiva Health Services, Inc. (a)	313,600	5,099
I-Flow Corp. (a)	194,200	2,303
Inamed Corp. (a)	45,500	2,860
Intuitive Surgical, Inc. (a)	277,600	5,274
Martek Biosciences Corp. (a)	30,000	1,685
OraSure Technologies, Inc. (a)	404,600	3,937
Par Pharmaceutical Cos., Inc. (a)	91,800	3,232
Praecis Pharmaceuticals, Inc. (a)	530,000	2,014
Salix Pharmaceuticals Ltd. (a)	125,500	4,135
The Advisory Board Co. (a)	109,000	3,880
Ventana Medical Systems, Inc. (a)	73,624	3,499
VistaCare, Inc. ‘A’ (a)	104,200	1,933
WellCare Health Plans, Inc. (a)	26,100	444

		68,584

Technology 29.5%

AMIS Holdings, Inc. (a)	207,000	3,503
Concur Technologies, Inc. (a)	306,800	3,283
DigitalNet Holdings, Inc. (a)	159,730	3,247
eCollege.com, Inc. (a)	300,000	4,800
Integrated Circuit Systems, Inc. (a)	100,200	2,722
Integrated Device Technology, Inc. (a)	290,000	4,014
Lawson Software, Inc. (a)	530,000	3,752
Lionbridge Technologies (a)	336,200	2,572
Macrovision Corp. (a)	140,888	3,526
MatrixOne, Inc. (a)	750,000	5,183
Mindspeed Technologies, Inc. (a)	666,000	3,303
Modem Media, Inc. ‘A’ (a)	547,000	2,877
Multimedia Games, Inc. (a)	171,700	4,605
Mykrolis Corp. (a)	247,900	4,318
Netegrity, Inc. (a)	283,300	2,397
Omnicell, Inc. (a)	308,733	4,511
Opsware, Inc. (a)	605,100	4,792
Packeteer, Inc. (a)	270,000	4,361
Photon Dynamics, Inc. (a)	144,000	5,050
Plexus Corp. (a)	140,000	1,893
Radware Ltd. (a)	159,400	2,718
Salesforce.com, Inc. (a)	45,500	731
Sapient Corp. (a)	765,100	4,598
SkillSoft PLC SP - APR (a)	406,300	3,088
Ultimate Software Group, Inc. (a)	198,300	2,003
Websense, Inc. (a)	133,600	4,974

		92,821

Transportation 7.2%

EGL, Inc. (a)	150,800	4,011
Frontier Airlines, Inc. (a)	316,500	3,444
Golar LNG Ltd. (a)	213,600	3,347
Old Dominion Freight Line, Inc. (a)	149,250	4,400
OMI Corp.	279,100	3,321
Sirva, Inc. (a)	170,300	3,917

		22,440

Total Common Stocks (Cost $268,827)		309,417

SHORT-TERM INSTRUMENTS 2.3%

	Principal Amount (000s)

Repurchase Agreement 2.3%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.625% due 01/19/2007 valued at $7,347. Repurchase proceeds are $7,199.)	$7,199	7,199

Total Short-Term Instruments (Cost $7,199)		7,199

Total Investments 100.7% (Cost $276,026)		$316,616

Other Assets and Liabilities (Net) (0.7)%		(2,356)

Net Assets 100.0%		$314,260

Notes to Schedule of Investments:

(a)	Non-income producing security.

50 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Renaissance Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 86.0%

Aerospace 0.6%

Boeing Co.	50,000	$2,554
Snecma S.A. (a)	1,787,500	35,014

		37,568

Capital Goods 10.6%

ArvinMeritor, Inc.	3,510,800	68,706
Cooper Tire & Rubber Co.	3,007,800	69,179
Navistar International Corp. (a)	6,818,900	264,301
Terex Corp. (a)	10,000	341
Tyco International Ltd.	4,029,800	133,548
United Rentals, Inc. (a)	3,149,600	56,346
Visteon Corp.	6,146,700	71,732

		664,153

Communications 1.8%

IDT Corp. ‘B’ (a)	901,700	16,627
UnitedGlobalCom, Inc. ‘A’ (a)	13,568,860	98,510

		115,137

Consumer Discretionary 4.1%

Hollywood Entertainment Corp. (a)	1,350,000	18,036
J.C. Penney Co., Inc.	4,819,300	181,977
Payless Shoesource, Inc. (a)	320,000	4,771
Take Two Interactive Software, Inc. (a)	1,370,000	41,977
Thomas & Betts Corp. (a)	348,500	9,490

		256,251

Consumer Services 2.7%

BearingPoint, Inc. (a)	4,710,000	41,778
Liberty Media Corp. ‘A’ (a)	9,480,281	85,228
Liberty Media International, Inc. ‘A’ (a)	1,120,393	41,567
Quebecor World Inc.	40,000	877

		169,450

Consumer Staples 4.7%

Delhaize Group Ltd.	270,000	13,813
Loews Corp. - Carolina Group	2,155,263	52,912
Safeway, Inc. (a)	4,817,600	122,078
Smithfield Foods, Inc. (a)	3,588,000	105,487

		294,290

Energy 2.2%

ENSCO International, Inc.	59,900	1,743
Pride International, Inc. (a)	8,171,238	139,810

		141,553

Environmental Services 0.7%

Allied Waste Industries, Inc. (a)	3,270,900	43,110

Financial & Business Services 16.6%

American Equity Investment
Life Holding Co.	1,754,600	17,458
AmeriCredit Corp. (a)	9,216,400	179,996
Apollo Investment Corp. (a)	2,052,000	28,256
CIGNA Corp.	866,000	59,589
CIT Group, Inc.	6,511,600	249,329
Comerica, Inc.	550,000	30,184
Fairfax Financial Holdings Ltd.	292,850	49,754
Freddie Mac	650,000	41,145
J.P. Morgan Chase & Co.	4,956,800	192,175
Loews Corp.	1,267,700	76,011
Old Republic International Corp.	550,000	13,046
The PMI Group, Inc.	730,000	31,770
UnumProvident Corp.	4,323,140	68,738

		1,037,451

Healthcare 1.6%

Conseco, Inc. (a)	659,500	13,124
Health Net, Inc. (a)	20,000	530
Tenet Healthcare Corp. (a)	6,405,000	85,891

		99,545

Materials & Processing 16.3%

Abitibi-Consolidated, Inc.	9,645,500	65,826
Alcan, Inc.	1,380,000	57,132
Bowater, Inc.	4,543,900	188,981
Crompton Corp.	6,561,385	41,337
Eastman Chemical Co.	2,360,000	109,103
FMC Corp. (a)	1,970,000	84,927
IMC Global, Inc.	5,252,700	70,386
Imperial Chemical Industries PLC	6,350,000	26,544
Imperial Chemical Industries PLC SP - ADR	1,030,000	17,458
Lyondell Chemical Co.	5,770,200	100,344
Millennium Chemicals, Inc. (a)	2,401,700	41,597
Olin Corp.	3,518,000	61,987
Smurfit-Stone Container Corp. (a)	1,065,000	21,247
Solutia, Inc. (a)	2,897,000	666
Tembec, Inc. (a)	5,438,900	41,986
Timken Co.	3,347,700	88,681

		1,018,202

Technology 15.4%

AES Corp. (a)	2,866,600	28,465
Arrow Electronics, Inc. (a)	2,304,500	61,807
Avnet, Inc. (a)	2,188,100	49,670
Electronic Data Systems Corp.	10,000	191
Kulicke & Soffa Industries, Inc. (a)	741,900	8,131
Micron Technology, Inc. (a)	13,121,872	200,896
Reliant Energy, Inc. (a)	19,088,700	206,731
Sanmina-SCI Corp. (a)	21,480,386	195,472
Solectron Corp. (a)	20,844,300	134,863
Teradyne, Inc. (a)	3,414,300	77,505

		963,731

Transportation 5.7%

AMR Corp. (a)	4,088,600	49,513
CSX Corp.	5,196,500	170,289
Delta Air Lines, Inc. (a)	2,800,000	19,936
Overnite Corp.	184,500	5,424
Swift Transportation Co., Inc. (a)	6,314,800	113,351

		358,513

Utilities 3.0%

Allegheny Energy, Inc. (a)	4,655,500	71,741
PG&E Corp. (a)	4,093,400	114,370

		186,111

Total Common Stocks (Cost $4,094,000)		5,385,065

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund SP	980,000	58,859
iShares S&P 500-BARRA Value Index Fund SP	880,000	50,407
SPDR Trust	1,280,000	146,598

Total Exchange-Traded Funds (Cost $244,231)		255,864

CONVERTIBLE BONDS & NOTES 0.2%

	Principal Amount (000s)

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010	$9,320	13,234

Total Convertible Bonds & Notes (Cost $9,320)		13,234

SHORT-TERM INSTRUMENTS 9.6%

	Principal Amount (000s)

Repurchase Agreement 9.6%

State Street Bank

0.800% due 07/01/2004

(Dated 06/30/2004. Collateralized by Fannie Mae 6.000% due 12/15/2005 valued at $24,483 and Federal Home Loan Bank 2.500% due 12/15/2005 valued at $73,444; 1.625% due 04/15/2005 valued at $48,967; 1.500% due 05/13/2005 valued at $48,963; 2.125% due 12/15/2004 valued at $48,962; 2.375% due 02/15/2006 valued at $48,968; 2.625% due 05/15/2007 valued at $24,483; 2.250% due 08/13/2004 valued at $24,482 and Federal Farm Credit Bank 1.970% due 10/20/2004 valued at $48,961; 1.900% due 03/04/2005 valued at $48,962; 2.125% due 08/15/2005 valued at $24,480 and Freddie Mac 2.010% due 10/06/2005 valued at $48,960; 2.300% due 11/17/2005 valued at $24,484; 2.220% due 08/26/2005 valued at $24,485; 2.750% due 08/15/2006 valued at $24,398; 1.520% due 07/22/2005 valued at $24,483. Repurchase proceeds are $599,930.)

	$599,917	599,917

Total Short-Term Instruments (Cost $599,917)		599,917

Total Investments 99.9% (Cost $4,947,468)		$6,254,080

Other Assets and Liabilities (Net) 0.1%		3,140

Net Assets 100.0%		$6,257,220

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  51

Schedule of Investments

PEA Target Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.2%

Capital Goods 4.8%

Brunswick Corp.	275,000	$11,220
ITT Industries, Inc.	160,000	13,280
Terex Corp. (a)	300,000	10,239
Zebra Technologies Corp. ‘A’ (a)	145,000	12,615

		47,354

Consumer Discretionary 13.8%

Best Buy Co., Inc.	160,000	8,118
Cablevision Systems New York Group ‘A’ (a)	350,000	6,877
Coach, Inc. (a)	270,000	12,201
Ecolab, Inc.	350,000	11,095
Harman International Industries, Inc.	130,000	11,830
Linens ‘N Things, Inc. (a)	400,000	11,724
Marvel Enterprises, Inc. (a)	575,000	11,224
Masco Corp.	250,000	7,795
MGM Mirage, Inc. (a)	200,000	9,388
Michaels Stores, Inc.	215,000	11,825
PETsMART, Inc.	350,000	11,357
Polaris Industries, Inc.	200,000	9,600
Tempur-Pedic International, Inc. (a)	850,000	11,908

		134,942

Consumer Services 6.6%

Applebee’s International, Inc.	300,000	6,906
Corporate Executive Board Co.	200,000	11,558
E.W. Scripps Co. ‘A’	90,000	9,450
Manpower, Inc.	150,000	7,615
Royal Caribbean Cruises Ltd.	265,000	11,504
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	175,000	7,849
XM Satellite Radio Holings, Inc. ‘A’ (a)	350,000	9,551

		64,433

Consumer Staples 2.4%

CDW Corp.	150,000	9,564
Cott Corp. (a)	50,000	1,620
Whole Foods Market, Inc.	130,000	12,408

		23,592

Energy 2.4%

BJ Services Co. (a)	138,200	6,335
Chesapeake Energy Corp.	131,000	1,928
Murphy Oil Corp.	150,000	11,055
Nabors Industries Ltd. (a)	100,000	4,522

		23,840

Financial & Business Services 14.5%

Affiliated Managers Group, Inc. (a)	139,000	7,001
Alliance Data Systems Corp. (a)	200,000	8,450
Ameritrade Holding Corp. (a)	400,000	4,540
Chicago Mercantile Exchange Holdings, Inc.	80,000	11,550
CIT Group, Inc.	290,000	11,104
Cullen-Frost Bankers, Inc.	200,000	8,950
Doral Financial Corp.	340,000	11,730
Eaton Vance Corp.	270,000	10,317
Everest Reinsurance Group Ltd.	120,000	9,643
Fiserv, Inc. (a)	175,000	6,806
Investors Financial Services Corp.	200,000	8,716
Lamar Advertising Co. ‘A’ (a)	250,000	10,837
Legg Mason, Inc.	100,000	9,101
MGIC Investment Corp.	65,000	4,931
National Financial Partners Corp.	254,900	8,990
SEI Investments Co.	300,000	8,712

		141,378

Healthcare 23.1%

Advanced Medical Optics, Inc. (a)	250,000	10,642
Community Health Systems, Inc. (a)	250,000	6,693
Covance, Inc. (a)	150,000	5,787
Eon Labs, Inc. (a)	270,000	11,051
Express Scripts, Inc. (a)	100,000	7,923
Fisher Scientific International, Inc. (a)	250,000	14,438
Gen-Probe, Inc. (a)	200,000	9,464
Gilead Sciences, Inc. (a)	150,000	10,050
Inamed Corp. (a)	225,000	14,141
Invitrogen Corp. (a)	175,000	12,598
Martek Biosciences Corp. (a)	75,000	4,213
Medicis Pharmaceutical Corp. ‘A’	325,000	12,984
MGI Pharma, Inc. (a)	220,000	5,942
NDCHealth Corp.	100,000	2,320
Omnicare, Inc.	275,000	11,773
PacifiCare Health Systems, Inc. (a)	250,000	9,665
Renal Care Group, Inc. (a)	250,000	8,283
St. Jude Medical, Inc. (a)	150,000	11,348
Varian Medical Systems, Inc. (a)	250,000	19,838
Waters Corp. (a)	300,000	14,334
Wright Medical Group, Inc. (a)	250,000	8,900
Zimmer Holdings, Inc. (a)	150,000	13,230

		225,617

Technology 26.3%

Affiliated Computer Services, Inc. ‘A’ (a)	185,000	9,794
Agere Systems, Inc. ‘A’ (a)	3,500,000	8,050
Arris Group, Inc. (a)	900,000	5,346
Autodesk, Inc.	200,000	8,562
Avaya, Inc. (a)	600,000	9,474
Broadcom Corp. ‘A’ (a)	165,000	7,717
Brocade Communications Systems, Inc. (a)	1,375,000	8,223
Comverse Technology, Inc. (a)	500,000	9,970
DST Systems, Inc. (a)	250,000	12,023
Dun & Bradstreet Corp. (a)	200,000	10,782
Extreme Networks, Inc. (a)	1,625,000	8,970
Gentex Corp.	200,000	7,936
Getty Images, Inc. (a)	175,000	10,500
Integrated Circuit Systems, Inc. (a)	325,000	8,827
InterActive Corp. (a)	285,000	8,590
International Game Technology	300,000	11,580
Juniper Networks, Inc. (a)	325,000	7,985
KLA-Tencor Corp. (a)	100,000	4,938
Lexmark International, Inc. ‘A’ (a)	125,000	12,066
Marvell Technology Group Ltd. (a)	550,000	14,685
Mercury Interactive Corp. (a)	325,000	16,195
Monster Worldwide, Inc. (a)	300,000	7,716
National Semiconductor Corp. (a)	400,000	8,796
Novellus Systems, Inc. (a)	175,000	5,502
Storage Technology Corp. (a)	275,000	7,975
Trimble Navigation Ltd. (a)	500,000	13,895
VERITAS Software Corp. (a)	425,000	11,773

		257,870

Transportation 2.3%

Expeditors International
Washington, Inc.	225,000	11,117
Sirva, Inc. (a)	498,500	11,466

		22,583

Total Common Stocks (Cost $740,843)		941,609

SHORT-TERM INSTRUMENTS 2.9%

	Principal Amount (000s)

Repurchase Agreement 2.9%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $24,481 and Fannie Mae 3.875% due 03/15/2005 valued at $4,407. Repurchase proceeds are $28,318.)	$28,317	28,317

Total Short-Term Instruments (Cost $28,317)		28,317

Total Investments 99.1% (Cost $769,160)		$969,926

Other Assets and Liabilities (Net) 0.9%		9,078

Net Assets 100.0%		$979,004

Notes to Schedule of Investments:

(a)	Non-income producing security.

52 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Value Fund

June 30, 2004

	Shares		Value (000s)
COMMON STOCKS 83.2%

Aerospace 4.9%

Boeing Co.		2,566,800	$131,138

Capital Goods 9.2%

ABB Ltd. (a)		7,100,000	38,833
General Electric Co.		2,890,800	93,662
Navistar International Corp. (a)		850,300	32,958
Tyco International Ltd.		2,442,100	80,931

			246,384

Communications 4.3%

AT&T Wireless Services, Inc. (a)		5,150,000	73,748
Belgacom S.A.		324,600	9,881
Nextel Communications, Inc. ‘A’ (a)		1,160,000	30,926

			114,555

Consumer Discretionary 2.6%

J.C. Penney Co., Inc.		1,829,100	69,067

Consumer Services 4.3%

Liberty Media Corp. ‘A’ (a)		12,427,599	111,724
Time Warner, Inc. (a)		120,000	2,110

			113,834

Consumer Staples 8.7%

Altria Group, Inc.		2,505,000	125,375
Safeway, Inc. (a)		3,802,600	96,358
Sara Lee Corp.		500,000	11,495

			233,228

Energy 0.2%

Royal Dutch Petroleum Co.		110,000	5,684

Financial & Business Services 23.1%

Bank of America Corp.		1,416,107	119,831
Chubb Corp.		60,000	4,091
CIGNA Corp.		415,000	28,556
Citigroup, Inc.		2,510,000	116,715
Fannie Mae		900,000	64,224
Freddie Mac		1,940,000	122,802
J.P. Morgan Chase & Co.		3,143,200	121,862
Lehman Brothers Holdings, Inc.		70,000	5,267
Merrill Lynch & Co., Inc.		360,000	19,433
Prudential Financial, Inc.		230,000	10,688
St. Paul Travelers Co., Inc.		90,583	3,672

			617,141

Healthcare 6.0%

Bristol-Myers Squibb Co.		50,000	1,225
Genworth Financial, Inc. ‘A’ (a)		1,724,200	39,570
HCA, Inc.		90,000	3,743
Merck & Co., Inc.		730,000	34,675
Schering-Plough Corp.		4,427,300	81,817

			161,030

Materials & Processing 9.1%

Alcan, Inc.		3,118,716	129,115
Dow Chemical Co.		1,525,000	62,067
International Paper Co.		110,000	4,917
Waste Management, Inc.		1,590,000	48,734

			244,833

Technology 10.8%

Agilent Technologies, Inc. (a)		965,500	28,270
Hewlett-Packard Co.		3,007,249	63,453
Honeywell International, Inc.		1,900,000	69,597
Micron Technology, Inc. (a)		4,739,077	72,555
Sanmina-SCI Corp. (a)		3,508,800	31,930
Sony Corp.		263,000	9,906
Teradyne, Inc. (a)		527,200	11,967

			287,678

Total Common Stocks (Cost $1,940,832)			2,224,572

EXCHANGE-TRADED FUNDS 5.5%

Index Funds 5.5%

iShares Russell 1000 Value Index Fund SP		880,000	52,853
iShares S&P 500-BARRA Value Index Fund SP		840,000	48,115
SPDR Trust		387,000	44,323

Total Exchange-Traded Funds (Cost $131,580)			145,291

CONVERTIBLE BONDS & NOTES (b) 0.6%

	Principal Amount (000s)

Banking & Finance 0.2%

SMFG Finance Ltd.
2.250% due 07/11/2005	JY	234,000	5,147

Industrials 0.4%

Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,919
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	4,522
3.125% due 01/15/2023		1,500	2,436

			10,877

Total Convertible Bonds & Notes (Cost $9,236)			16,024

SHORT-TERM INSTRUMENTS 10.5%

Repurchase Agreement 10.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $97,937; 7.000% due 07/15/2005 valued at $97,926; 6.000% due 12/15/2005 valued at $73,449 and Freddie Mac 2.250% due 11/28/2005 valued at $17,777. Repurchase proceeds are $281,432.)		281,426	281,426

Total Short-Term Instruments (Cost $281,426)			281,426

Total Investments 99.8% (Cost $2,363,074)			$2,667,313

Other Assets and Liabilities (Net) 0.2%			6,386

Net Assets 100.0%			$2,673,699

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Principal amount denoted in indicated currency:

JY - Japanese Yen

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  53

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Dividend Value1, NFJ International Value, NFJ Large-Cap Value2 and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Asset Allocation, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.
[2]	Effective November 1, 2003, NFJ Basic Value Fund officially changed its name to the NFJ Large-Cap Value Fund.

54  PIMCO Funds Annual Report  |  06.30.04

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund – $14,909; CCM Emerging Companies Fund – $956; CCM Focused Growth Fund – $34; CCM Mid-Cap Fund – $4,154; NFJ Dividend Value Fund – $47,470; NFJ International Value Fund – $4,626; NFJ Large-Cap Value Fund – $197; NFJ Small-Cap Value Fund – $78,540; PEA Growth & Income Fund – $13,742; PEA Growth Fund – $41,863; PEA Innovation Fund – $159,120; PEA Renaissance Fund – $270,144; PEA Target Fund – $31,323 and PEA Value Fund – $230,134.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld were as follows: PEA Value Fund – $2,566.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Collateral received for securities on loan is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, became securities lending agent for the Trust. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a

06.30.04  |  PIMCO Funds Annual Report  55

Notes to Financial Statements (Cont.)

June 30, 2004

monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisor and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(2)	Class D	Class R
Asset Allocation Fund	0.00%	0.15	%(1)	0.15	%(1)	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%	0.40%	0.50%
CCM Emerging Companies Fund	1.25%	0.25%		0.25%		N/A	N/A	N/A
CCM Focused Growth Fund	0.45%	0.25%		N/A		N/A	N/A	N/A
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%	0.40%	0.50%
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.50%	0.50%	0.50%
NFJ Large-Cap Value Fund	0.45%	0.25%		0.25%		0.50%	0.50%	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%		0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%		0.25%		0.50%	0.50%	0.50%
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%	0.40%	0.50%
PEA Innovation Fund	0.65%	0.25%		0.25%		0.40%	0.40%	N/A
PEA Opportunity Fund	0.65%	0.25%		0.25%		0.40%	N/A	N/A
PEA Renaissance Fund	0.60%	0.25%		0.25%		0.40%	0.40%	0.50%
PEA Target Fund	0.55%	0.25%		0.25%		0.40%	0.40%	N/A
PEA Value Fund	0.45%	0.25%		0.25%		0.40%	0.40%	0.50%

(1)	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.
(2)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

The Fund’s Redemption Fee rates are as follows:

Fund	Rate
All Funds	1.00	%*

*	The Redemption Fee became equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

56  PIMCO Funds Annual Report  |  06.30.04

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The redemption Fee is also waived for transactions by the PIMCO Asset Allocation Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $8,302,054 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium
Balance at 06/30/2003	$1,090
Sales	287
Closing Buys	(459)
Expirations	(918)

Balance at 06/30/2004	$0

06.30.04  |  PIMCO Funds Annual Report  57

Notes to Financial Statements (Cont.)

June 30, 2004

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Asset Allocation Fund	$136,067	$33,213
CCM Capital Appreciation	1,215,218	1,191,065
CCM Emerging Companies Fund	828,064	737,329
CCM Focused Growth Fund	1,884	1,805
CCM Mid-Cap Fund	1,140,148	1,137,566
NFJ Dividend Value Fund	248,632	59,803
NFJ International Value Fund	1,419	1,298
NFJ Large-Cap Value Fund	14,910	7,301
NFJ Small-Cap Value Fund	1,184,375	611,526
PEA Growth & Income Fund	73,358	69,958
PEA Growth Fund	586,198	772,160
PEA Innovation Fund	2,473,069	2,571,995
PEA Opportunity Fund	581,993	638,891
PEA Renaissance Fund	3,685,080	2,676,699
PEA Target Fund	884,900	1,003,569
PEA Value Fund	2,067,607	1,007,700

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization dated October 11, 2002, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
PEA Innovation	Global Innovation	10/11/2002	7,719	67,578	67,578	621,454	689,032	(11,040)

7. Underlying Funds

The Asset Allocation Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Adviser, a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO Stocks PLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds.

58  PIMCO Funds Annual Report  |  06.30.04

8. Risk Factors of the Asset Allocation Fund

Investing in the Underlying Funds through the Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

9. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences (1)	Accumulated Capital Losses (2)	Post-October Deferral (3)
Asset Allocation Fund	$679	$0	$0	$0	$(2,868)	$0
CCM Capital Appreciation Fund	0	0	0	0	(89,087)	0
CCM Emerging Companies Fund	16,161	41,520	0	0	0	0
CCM Focused Growth Fund	0	0	0	(1)	(1,508)	0
CCM Mid-Cap Fund	0	0	0	0	(118,033)	0
NFJ Dividend Value Fund	3,360	2,571	0	0	0	0
NFJ International Value Fund	233	42	0	0	0	0
NFJ Large-Cap Value Fund	470	76	0	0	0	0
NFJ Small-Cap Value Fund	63,787	94,399	0	0	0	0
PEA Growth & Income Fund	0	0	0	0	(35,127)	0
PEA Growth Fund	0	0	0	0	(396,033)	0
PEA Innovation Fund	0	0	0	0	(3,052,940)	0
PEA Opportunity Fund	0	0	0	0	(79,426)	0
PEA Renaissance Fund	0	0	0	0	(342,933)	(6)
PEA Target Fund	0	0	0	0	(290,292)	0
PEA Value Fund	4,564	3,180	0	0	(64)	0

(1)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

06.30.04  |  PIMCO Funds Annual Report  59

Notes to Financial Statements (Cont.)

June 30, 2004

9. Federal Income Tax Matters (Cont.)

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008		2009		2010		2011
Asset Allocation Fund	$0		$1,408	(4)	$975		$485
CCM Capital Appreciation Fund	0		0		0		89,087
CCM Focused Growth Fund	0		0		836		672
CCM Mid-Cap Fund	0		0		9,318		108,715
PEA Growth & Income Fund	6,058	(5)	0		15,289		13,780
PEA Growth Fund	0		0		201,408	(6)	194,625
PEA Innovation Fund	0		150	(5)	2,269,843	(7)	782,947
PEA Opportunity Fund	0		0		44,166		35,260
PEA Renaissance Fund	0		0		0		342,933
PEA Target Fund	0		0		66,731		223,561
PEA Value Fund	0		64	(5)	0		0

(4)	Includes $1,269,057 of acquired capital loss carryovers which may be limited under current tax law.
(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $4,844,310 of acquired capital loss carryovers which may be limited under current tax law.
(7)	Includes $19,381,434 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (8)
Asset Allocation Fund	$190,072	$12,698	$(2,240)	$10,458
CCM Capital Appreciation Fund	777,774	103,802	(10,782)	93,020
CCM Emerging Companies Fund	470,692	81,559	(13,217)	68,342
CCM Focused Growth Fund	2,214	428	(8)	420
CCM Mid-Cap Fund	679,440	102,919	(6,168)	96,751
NFJ Dividend Value Fund	281,330	25,086	(1,618)	23,468
NFJ International Value Fund	1,622	317	(22)	295
NFJ Large-Cap Value Fund	12,198	857	(230)	627
NFJ Small-Cap Value Fund	2,039,124	498,377	(20,957)	477,420
PEA Growth & Income Fund	79,460	9,010	(1,410)	7,600
PEA Growth Fund	617,783	170,842	(9,694)	161,148
PEA Innovation Fund	984,853	104,655	(43,111)	61,544
PEA Opportunity Fund	277,986	49,645	(11,015)	38,630
PEA Renaissance Fund	5,006,081	1,296,603	(48,604)	1,247,999
PEA Target Fund	776,388	216,347	(22,809)	193,538
PEA Value Fund	2,373,005	308,849	(14,541)	294,308

(8)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

60  PIMCO Funds Annual Report  |  06.30.04

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (9)	Long-Term Capital Gains Distributions	Return of Capital
Asset Allocation Fund	$2,181	$0	$0
CCM Capital Appreciation Fund	0	0	0
CCM Emerging Companies Fund	19,600	10,500	0
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund	0	0	0
NFJ Dividend Value Fund	4,392	8	0
NFJ International Value Fund	147	0	0
NFJ Large-Cap Value Fund	92	0	0
NFJ Small-Cap Value Fund	29,302	12,371	0
PEA Growth & Income Fund	832	0	0
PEA Growth Fund	0	0	0
PEA Innovation Fund	0	0	0
PEA Opportunity Fund	0	0	0
PEA Renaissance Fund	0	0	0
PEA Target Fund	0	0	0
PEA Value Fund	3,934	0	0

(9)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.04  |  PIMCO Funds Annual Report  61

Notes to Financial Statements (Cont.)

June 30, 2004

10. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Emerging Companies Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	234	$2,374	124	$1,192	3,614	$56,874	4,938	$64,394	7,822	$180,175	4,106	$70,812
Administrative Class	42	418	73	641	3,212	49,383	5,148	67,303	2,004	44,709	1,586	26,623
Other Classes	14,402	146,060	3,591	31,233	5,602	83,719	9,940	126,399	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	2	16	2	15	0	0	2	23	1,301	27,940	1,521	25,179
Administrative Class	8	83	42	378	0	0	1	9	92	1,910	233	3,765
Other Classes	158	1,652	119	1,068	0	0	0	2	0	0	0	0
Cost of shares redeemed
Institutional Class	(178)	(1,788)	0	0	(2,826)	(44,725)	(4,784)	(63,597)	(2,965)	(67,498)	(1,366)	(24,434)
Administrative Class	(1,531)	(15,964)	(317)	(2,695)	(2,243)	(35,306)	(3,135)	(40,473)	(2,306)	(52,635)	(575)	(9,635)
Other Classes	(2,982)	(30,614)	(1,708)	(14,614)	(5,389)	(81,505)	(6,719)	(84,649)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	10,155	$102,237	1,926	$17,218	1,970	$28,440	5,391	$69,411	5,948	$134,601	5,505	$92,310

	CCM Focused Growth Fund				CCM Mid-Cap Fund				NFJ Dividend Value Fund				NFJ International Value Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Period from 01/31/2003 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	85	$564	16	$86	2,442	$49,875	3,564	$57,327	2,717	$33,043	806	$7,827	3	$50	115	$1,150
Administrative Class	0	0	0	0	4,902	101,209	2,083	33,203	34	408	38	373	0	0	0	0
Other Classes	0	0	0	0	4,626	89,443	5,590	86,567	16,369	192,705	4,122	40,528	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0	122	1,460	262	2,609	12	147	1	10
Administrative Class	0	0	0	0	0	0	0	0	3	36	8	84	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	177	2,081	117	1,158	0	0	0	0
Cost of shares redeemed
Institutional Class	(60)	(378)	(16)	(90)	(5,188)	(105,613)	(17,981)	(293,683)	(557)	(6,379)	(584)	(5,730)	0	0	0	0
Administrative Class	0	0	0	0	(2,856)	(58,712)	(1,735)	(27,338)	(24)	(273)	(48)	(487)	0	0	0	0
Other Classes	0	0	0	0	(4,405)	(84,739)	(5,765)	(88,230)	(1,944)	(23,075)	(882)	(8,512)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	25	$186	0	$(4)	(479)	$(8,537)	(14,244)	$(232,154)	16,897	$200,006	3,839	$37,850	15	$197	116	$1,160

62  PIMCO Funds Annual Report  |  06.30.04

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	64	$887	77	$890	5,405	$133,322	5,879	$119,787	461	$3,439	544	$3,381
Administrative Class	0	0	0	0	6,111	152,333	2,890	59,194	9	63	115	716
Other Classes	670	9,332	181	2,115	33,774	803,358	44,568	875,557	4,731	33,408	6,904	42,397
Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	4	49	6	68	160	3,939	42	845	18	132	16	98
Administrative Class	0	0	0	0	86	2,079	26	526	2	12	10	59
Other Classes	3	37	3	37	1,058	25,389	366	7,209	76	553	94	566
Cost of shares redeemed
Institutional Class	(29)	(401)	(37)	(411)	(2,989)	(74,497)	(2,169)	(43,388)	(450)	(3,348)	(325)	(2,024)
Administrative Class	0	0	0	0	(2,072)	(50,379)	(1,558)	(31,059)	(53)	(374)	(3,100)	(19,354)
Other Classes	(145)	(2,032)	(62)	(695)	(18,779)	(463,294)	(17,927)	(349,347)	(4,297)	(30,671)	(4,129)	(25,223)

Net increase (decrease) resulting from Fund share transactions	567	$7,872	168	$2,004	22,754	$532,250	32,118	$639,324	497	$3,214	129	$616

	PEA Growth Fund				PEA Innovation Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	416	$7,162	536	$7,720	3,974	$66,890	2,042	$24,554
Administrative Class	1	12	296	4,319	471	7,822	400	4,570
Other Classes	3,422	59,448	36,959	594,657	15,874	251,821	25,294	288,692
Issued in reorganization
Institutional Class	0	0	63	881	0	0	8	78
Administrative Class	0	0	3	49	0	0	0	0
Other Classes	0	0	1,148	15,961	0	0	7,711	67,500
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,048)	(18,005)	(889)	(13,101)	(1,581)	(26,505)	(1,322)	(15,466)
Administrative Class	(8)	(123)	(534)	(7,690)	(447)	(7,413)	(373)	(4,288)
Other Classes	(14,355)	(237,513)	(52,220)	(813,476)	(27,070)	(426,952)	(38,453)	(425,598)

Net increase (decrease) resulting from Fund share transactions	(11,572)	$(189,019)	(14,638)	$(210,680)	(8,779)	$(134,337)	(4,693)	$(59,958)

	PEA Opportunity Fund				PEA Renaissance Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	3,208	$52,150	2,653	$28,979	6,501	$144,310	6,136	$93,539
Administrative Class	56	955	67	609	5,742	127,487	3,770	57,811
Other Classes	3,762	63,020	15,312	187,044	103,161	2,237,173	41,458	616,064
Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	278	4,227
Administrative Class	0	0	0	0	0	0	148	2,241
Other Classes	0	0	0	0	0	1	7,343	107,432
Cost of shares redeemed
Institutional Class	(4,733)	(79,242)	(3,603)	(42,589)	(3,958)	(89,643)	(4,067)	(61,085)
Administrative Class	(123)	(1,830)	(329)	(3,456)	(2,596)	(57,564)	(2,275)	(34,143)
Other Classes	(4,446)	(75,442)	(19,300)	(231,560)	(48,269)	(1,043,099)	(87,022)	(1,245,669)

Net increase (decrease) resulting from Fund share transactions	(2,276)	$(40,389)	(5,200)	$(60,973)	60,581	$1,318,665	(34,231)	$(459,583)

06.30.04  |  PIMCO Funds Annual Report  63

Notes to Financial Statements (Cont.)

June 30, 2004

10. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Target Fund				PEA Value Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	448	$7,227	657	$7,792	6,755	$107,867	3,871	$43,744
Administrative Class	8	136	25	303	4,271	67,618	1,907	21,358
Other Classes	7,789	115,215	53,643	614,475	90,875	1,420,217	42,107	478,414
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	38	571	231	2,638
Administrative Class	0	0	0	0	10	146	106	1,187
Other Classes	0	0	0	0	184	2,687	2,781	30,927
Cost of shares redeemed
Institutional Class	(366)	(5,957)	(573)	(7,032)	(2,072)	(33,363)	(2,654)	(30,849)
Administrative Class	(10)	(161)	(341)	(3,980)	(618)	(9,579)	(2,347)	(26,580)
Other Classes	(14,445)	(207,868)	(72,697)	(817,108)	(19,479)	(296,954)	(29,559)	(325,264)

Net increase (decrease) resulting from Fund share transactions	(6,576)	$(91,408)	(19,286)	$(205,550)	79,964	$1,259,210	16,443	$195,575

11. Subsequent Event - PEA Renaissance Fund

PAFM has identified transactions in which the PEA Renaissance Fund’s purchase of shares of exchange-traded index funds caused the Fund’s ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions. PAFM and the Trustees are reviewing those transactions to determine whether the Fund has a claim under its investment advisory contract with PAFM. No such claim has been asserted and the amount of any such claim is therefore unknown at this time.

12. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors

64  PIMCO Funds Annual Report  |  06.30.04

generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

06.30.04  |  PIMCO Funds Annual Report  65

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Innovation Fund, PEA Opportunity Fund, PEA Renaissance Fund, PEA Target Fund and PEA Value Fund, (16 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

66  PIMCO Funds Annual Report  |  06.30.04

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Asset Allocation Fund	18.85%
CCM Emerging Companies Fund	6.46%
NFJ Dividend Value Fund	100.00%
NFJ International Value Fund	34.60%
NFJ Large-Cap Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

Asset Allocation Fund	7.81%
CCM Emerging Companies Fund	6.56%
NFJ Dividend Value Fund	100.00%
NFJ International Value Fund	0.00%
NFJ Large-Cap Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Foreign Tax Credit. The following Fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2004 are as follows:

	NFJ International Value Fund
Country	Gross Foreign Dividends	Foreign Tax
Belgium	0.00698	0.00105
Bermuda	0.14469	—
Brazil	0.03117	0.00188
Canada	0.04735	0.00707
China	0.03038	—
Germany	0.00574	0.00087
Greece	0.00165	—
Hong Kong	0.00104	—
India	0.00195	—
Ireland	0.02178	—
Italy	0.00458	0.00069
Marshall Islands	0.00597	—
Mexico	0.02435	—
Netherlands	0.04133	0.00158
Norway	0.00798	0.00120
Peru	0.00290	0.00012
Russia	0.00236	0.00035
South Africa	0.01937	—
South Korea	0.04205	0.00706
Sweden	0.01240	0.00186
Switzerland	0.01038	0.00006
Taiwan	0.00467	0.00093
United Kingdom	0.13707	0.01293

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

06.30.04  |  PIMCO Funds Annual Report  67

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

68  PIMCO Funds Annual Report  |  06.30.04

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

06.30.04  |  PIMCO Funds Annual Report  69

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70  PIMCO Funds Annual Report  |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., PEA Capital LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest, 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-927-4648.

This Page is not part of the report	15-20440-03

Annual Report

06.30.04

PIMCO NACM Stock Funds

Multi-Manager Series Share Classes Ins Institutional Adm Administrative	GROWTH STOCK FUND NACM Growth Fund VALUE STOCK FUNDS NACM Value Fund NACM Flex-Cap Value Fund	GLOBAL STOCK FUND NACM Global Fund INTERNATIONAL STOCK FUND NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing.

This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO NACM Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO NACM Funds Annual Report  |  06.30.04  3

Important Information

Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-800-927-4648.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO NACM Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO NACM Funds Annual Report  |  06.30.04  5

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in U.S. companies across all market capitalizations that are perceived to be undervalued in the marketplace.

•	The Fund’s Institutional Class Shares posted a 27.88% total return for the 12-month period ended June 30, 2004. This compared favorably to the Russell 3000 Value Index, which increased 22.13%.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad-based, with equities in all major capitalization ranges and economic sectors posting gains.

•	The Fund’s holdings in every sector of investment registered increases, led by cyclical consumer goods companies where the average position was up more than 70%. Versus the benchmark, stock selection in the cyclical services, non-cyclical consumer goods and financial services sectors were primarily responsible for the Fund’s outperformance.

•	Stock selection in the resources and industrials sectors detracted from relative results. Our bottom-up investment decisions led to sector weightings that were generally in line with those of the benchmark. As a result, the Fund’s sector exposures had minimal impact on performance versus the index.

•	Among the Fund’s top-performing stocks were Allegheny Technologies Inc., SCS Transportation Inc. and AmeriCredit Corp. The stock price of Allegheny Technologies, a diversified producer of specialty materials, rose amid increased demand for its products and expectations that a recent acquisition will yield cost savings. SCS Transportation, a trucking company, benefited from the general pickup in business activity. Investors bid up shares of AmeriCredit, an auto finance firm, in response to improvement in the company’s asset quality, liquidity and capital position.

Average Annual Total Return   For periods ended 06/30/04

	1 year	Inception (07/19/02)
PIMCO NACM Flex-Cap Value Fund Institutional Class (Inception 7/19/02)	27.88%	28.02%
PIMCO NACM Flex-Cap Value Fund Administrative Class (Inception 7/19/02)	27.54%	27.68%
Russell 3000 Value Index	22.13%	—
Lipper Multi-Cap Value Fund Average	21.82%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin Shares
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,064.40	$1,062.50	$1,025.00	$1,025.00
Expenses Paid During Period	$4.88	$6.15	$4.78	$6.04

For each class of the Fund, expenses are equal to the expense ratio for the class (0.95% for Institutional Class, 1.20% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/04

MONTH	NACM Flex-Cap Value Fund Institutional Class Shares	Russell 3000 Value Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,031,083	5,033,500
9/30/2002	4,418,295	4,487,869
10/31/2002	4,800,178	4,801,122
11/30/2002	5,253,108	5,108,874
12/31/2002	5,020,990	4,887,149
1/31/2003	4,903,275	4,767,413
2/28/2003	4,726,703	4,638,217
3/31/2003	4,803,671	4,648,884
4/30/2003	5,224,727	5,060,311
5/31/2003	5,573,344	5,400,364
6/30/2003	5,618,619	5,469,488
7/31/2003	5,763,499	5,564,657
8/31/2003	5,917,434	5,660,369
9/30/2003	5,917,434	5,604,332
10/31/2003	6,379,238	5,955,723
11/30/2003	6,483,371	6,048,037
12/31/2003	6,749,833	6,408,500
1/31/2004	6,988,392	6,529,621
2/29/2004	7,198,886	6,668,702
3/31/2004	7,161,465	6,622,021
4/30/2004	6,936,938	6,445,875
5/31/2004	7,002,425	6,512,268
6/30/2004	7,184,853	6,679,633

6  PIMCO NACM Funds Annual Report  |  06.30.04

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, represent the “best of the best” globally.

•	The Fund’s Institutional Class Shares generated a 31.10% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI All-Country World Free Index, which rose 26.66%.

•	Improvement in the global economy and a generally favorable corporate earnings environment propelled stock prices higher worldwide. Companies in economically sensitive groups, such as basic materials and industrials, did especially well. In dollar terms, international equities outperformed U.S. stocks.

•	The Fund’s holdings in most countries and sectors of investment posted strong gains. Compared to the benchmark, stock selection in the United States, Japan and Canada drove outperformance. Issue selection in the United Kingdom, South Korea and Taiwan modestly detracted from relative results.

•	From a sector perspective, stock selection in technology and financial services had the largest positive impact on the Fund’s performance versus the index. An overweight in technology, a sector that outperformed the broad market, was another plus. Issue selection among energy and utilities companies negatively affected relative performance.

•	The Fund’s top-performing stocks included Yahoo! Inc., a U.S.-based Internet company; Silicon Laboratories Inc., a U.S.-based manufacturer of specialized integrated circuits; and Mitsubishi Tokyo Financial Group, a Japanese bank. The stock price of Yahoo! benefited from growth in online advertising. Silicon Laboratories continued to report strong operating results and is diversifying its product portfolio and customer base. Shares of Mitsubishi Tokyo Financial advanced amid a decline in the company’s non-performing loans.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception (07/19/02)
PIMCO NACM Global Fund Institutional Class (Inception 7/19/02)	31.10%	25.08%
PIMCO NACM Global Fund Administrative Class (Inception 7/19/02)	30.69%	24.76%
MSCI All-Country World Free Index	26.66%	—
Lipper Global Multi-Cap Growth Fund Average	23.61%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,067.80	$1,066.50	$1,025.00	$1,025.00
Expenses Paid During Period	$5.66	$6.94	$5.54	$6.80

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Institutional Class, 1.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NACM Global Fund Institutional Class Shares	MSCI All Country World Free Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,060,918	5,013,000
9/30/2002	4,690,722	4,463,074
10/31/2002	5,009,372	4,791,556
11/30/2002	5,309,278	5,053,654
12/31/2002	4,896,587	4,812,595
1/31/2003	4,788,297	4,672,067
2/28/2003	4,665,883	4,590,306
3/31/2003	4,670,591	4,572,863
4/30/2003	5,028,418	4,981,219
5/31/2003	5,400,371	5,271,126
6/30/2003	5,527,494	5,372,332
7/31/2003	5,777,031	5,491,598
8/31/2003	6,106,609	5,621,749
9/30/2003	6,083,068	5,657,728
10/31/2003	6,450,312	6,001,152
11/30/2003	6,487,978	6,092,970
12/31/2003	6,786,805	6,479,264
1/31/2004	6,983,890	6,590,059
2/29/2004	7,170,868	6,711,975
3/31/2004	7,266,884	6,676,402
4/30/2004	6,963,676	6,639,014
5/31/2004	7,019,264	6,654,284
6/30/2004	7,246,670	6,804,671

PIMCO NACM Funds Annual Report  |  06.30.04  7

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Institutional Class Shares produced a total return of 8.22% for the 12 months ended June 30, 2004. The Russell 1000 Growth Index gained 17.89% during the same period.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad-based, with equities in all major capitalization ranges and economic sectors posting gains.

•	For the Fund, returns were strongest among non-cyclical services and technology stocks, with the average position up more than 20%. Holdings in the resources and utilities sectors registered losses.

•	Stock selection in the non-cyclical consumer goods, industrial and technology sectors hurt the Fund’s performance versus the benchmark. The Fund’s greater exposure to larger-cap names also hurt its relative performance since the smallest-cap stocks in the index had the highest returns. An overweight in technology, a sector that performed particularly well, was a plus.

•	Avaya Inc., eBay Inc. and Avon Products Inc. were among the Fund’s best-performing stocks Avaya, a supplier of business communications systems, benefited from increased global enterprise spending on Voice over Internet Protocol (VoIP) systems. eBay, which operates a Web-based marketplace, experienced robust growth in users and is expanding into countries such as China and India. Shares of Avon Products, the cosmetics company, advanced amid strong sales and margin expansion resulting from cost-saving initiatives.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception (07/19/02)
PIMCO NACM Growth Fund Institutional Class (Inception 7/19/02)	8.22%	10.63%
PIMCO NACM Growth Fund Administrative Class (Inception 7/19/02)	7.88%	10.35%
Russell 1000 Growth Index	17.89%	—
Lipper Large-Cap Growth Fund Average	15.56%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,005.00	$1,003.30	$1,025.00	$1,025.00
Expenses Paid During Period	$3.99	$5.23	$4.03	$5.29

For each class of the Fund, expenses are equal to the expense ratio for the class (0.80% for Institutional Class, 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NACM Growth Fund Institutional Class Shares	Russell 1000 Growth Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,041,398	5,015,000
9/30/2002	4,710,212	4,494,945
10/31/2002	4,963,201	4,907,131
11/30/2002	5,142,594	5,173,588
12/31/2002	4,655,014	4,816,093
1/31/2003	4,567,617	4,699,062
2/28/2003	4,553,818	4,677,446
3/31/2003	4,691,812	4,764,447
4/30/2003	4,981,601	5,116,540
5/31/2003	5,119,595	5,371,855
6/30/2003	5,174,793	5,445,986
7/31/2003	5,317,387	5,581,592
8/31/2003	5,432,383	5,720,573
9/30/2003	5,285,189	5,659,363
10/31/2003	5,510,580	5,977,419
11/30/2003	5,565,777	6,040,182
12/31/2003	5,572,394	6,249,172
1/31/2004	5,721,239	6,376,656
2/29/2004	5,679,377	6,417,466
3/31/2004	5,563,091	6,298,101
4/30/2004	5,423,549	6,225,043
5/31/2004	5,535,183	6,340,829
6/30/2004	5,600,303	6,420,089

8  PIMCO NACM Funds Annual Report  |  06.30.04

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by normally investing in the equity securities of Pacific Rim companies, including those in Japan, across all market capitalizations.

•	The Fund’s Institutional Class Shares generated a 47.54% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI Pacific Index, which rose 41.50%.

•	Equity prices climbed sharply higher throughout the Pacific Rim’s developed countries against a backdrop of accelerating economic activity. In Japan, for example, first quarter 2004 GDP grew at a 5.6% annual rate, marking the eighth consecutive quarter of expansion.

•	For the Fund, positions in Japan and Hong Kong did notably well, rising more than 70% on average and driving outperformance versus the benchmark. An overall underweight in Japan modestly detracted from relative results, as did issue selection in Taiwan.

•	The Fund’s financial services holdings gained more than 95% on average and were a major contributor to this period’s outperformance. Stock selection among technology companies also helped the Fund’s relative return. An underweight in consumer discretionary names was a negative, as this group outperformed the broad market.

•	The Fund’s top-performing stocks included Japanese financial services firms Matsui Securities, Mitsubishi Tokyo Financial and UFJ Holdings. Dickson Concepts, a Hong Kong-based retailer of luxury goods, and eAccess, a Japanese provider of broadband Internet access services, were other strong performers. Dickson Concepts experienced positive trends in sales and operating margins and has plans to open more than 30 new stores. The stock price of eAccess benefited from growth in the company’s subscriber base.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Institutional Class (Inception 12/31/97)	47.54%	7.14%	11.31%
MSCI Pacific Index	41.50%	–0.27%	—
Lipper Pacific Region Fund Average	35.42%	0.03%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Shares	Institutional Shares
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,091.40	$1,091.00
Expenses Paid During Period	$7.33	$7.10

Expenses are equal to the expense ratio of 1.41% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NACM Pacific Rim Fund Institutional Class Shares	MSCI Pacific Index
12/31/1997	5,000,000	5,000,000
1/31/1998	5,040,000	5,272,000
2/28/1998	5,172,000	5,461,792
3/31/1998	5,064,000	5,161,393
4/30/1998	4,824,000	5,060,230
5/31/1998	4,148,000	4,717,653
6/30/1998	3,872,000	4,709,161
7/31/1998	3,948,000	4,627,692
8/31/1998	3,564,000	4,081,162
9/30/1998	3,844,000	4,068,510
10/31/1998	4,164,000	4,773,990
11/30/1998	4,512,000	4,994,071
12/31/1998	4,672,000	5,133,905
1/31/1999	4,764,000	5,171,896
2/28/1999	4,588,000	5,071,561
3/31/1999	4,928,000	5,711,592
4/30/1999	5,708,000	6,094,269
5/31/1999	5,876,000	5,732,269
6/30/1999	7,104,000	6,260,784
7/31/1999	7,688,000	6,738,482
8/31/1999	7,932,000	6,671,097
9/30/1999	8,100,000	6,979,969
10/31/1999	8,308,000	7,250,792
11/30/1999	9,716,552	7,611,881
12/31/1999	11,326,802	8,110,460
1/31/2000	11,170,823	7,720,346
2/29/2000	12,794,836	7,552,043
3/31/2000	11,675,460	8,076,910
4/30/2000	10,143,199	7,516,372
5/31/2000	9,482,584	7,080,423
6/30/2000	10,290,003	7,627,739
7/31/2000	9,074,287	6,902,341
8/31/2000	10,730,413	7,279,209
9/30/2000	9,647,738	6,896,323
10/31/2000	9,188,977	6,501,164
11/30/2000	8,952,861	6,276,223
12/31/2000	8,331,730	6,030,195
1/31/2001	8,481,658	6,012,105
2/28/2001	8,021,164	5,756,590
3/31/2001	7,421,451	5,486,031
4/30/2001	7,796,272	5,847,560
5/31/2001	8,149,674	5,825,924
6/30/2001	7,924,781	5,548,027
7/31/2001	7,496,415	5,187,960
8/31/2001	7,132,303	5,066,043
9/30/2001	6,414,789	4,537,655
10/31/2001	6,618,263	4,585,754
11/30/2001	6,971,666	4,718,282
12/31/2001	6,885,993	4,510,206
1/31/2002	6,982,375	4,259,890
2/28/2002	7,314,359	4,374,481
3/31/2002	7,732,017	4,692,943
4/30/2002	7,967,618	4,821,530
5/31/2002	8,288,893	5,075,142
6/30/2002	7,828,399	4,811,235
7/31/2002	7,389,684	4,486,957
8/31/2002	7,174,241	4,455,549
9/30/2002	6,667,951	4,237,227
10/31/2002	6,430,964	4,068,585
11/30/2002	6,743,356	4,217,089
12/31/2002	6,430,964	4,103,227
1/31/2003	6,237,065	3,989,158
2/28/2003	6,064,711	3,993,147
3/31/2003	5,720,003	3,875,748
4/30/2003	5,709,231	3,911,405
5/31/2003	6,269,382	4,104,237
6/30/2003	6,797,216	4,365,267
7/31/2003	7,281,962	4,514,559
8/31/2003	7,895,974	4,919,063
9/30/2003	8,079,100	5,192,071
10/31/2003	8,962,415	5,463,098
11/30/2003	8,639,251	5,336,354
12/31/2003	9,188,630	5,702,428
1/31/2004	9,748,781	5,817,046
2/29/2004	9,964,223	5,865,328
3/31/2004	10,492,058	6,433,092
4/30/2004	10,050,401	6,087,635
5/31/2004	9,781,097	5,931,791
6/30/2004	10,028,856	6,176,774

PIMCO NACM Funds Annual Report  |  06.30.04  9

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large U.S. companies that, in the opinion of the Investment Advisor, are undervalued in the marketplace.

•	The Fund’s Institutional Class Shares delivered a total return of 19.15% for the 12 months ended June 30, 2004. During the same period, the Russell 1000 Value Index rose 21.13%.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad-based, with equities in all major capitalization ranges and economic sectors posting gains.

•	For the Fund, holdings in every sector of investment produced a double-digit increase, with the exception of non-cyclical services. Returns were particularly strong in the industrials and basic industries sectors where many companies benefited from the strengthening economy.

•	Relative to the benchmark, favorable stock selection and an overweight in industrial companies helped the Fund’s performance. Issue selection in the non-cyclical consumer goods sector also positively affected relative results. Conversely, having less exposure than the benchmark to basic industries and cyclical consumer goods stocks hurt the Fund.

•	The Fund’s best-performing positions included diversified industrial companies Textron Inc., 3M Company and Tyco International Ltd. Other top performers were ConocoPhillips, an integrated global energy firm; Motorola Inc., a provider of semiconductors and wireless communications; and FleetBoston Financial Corporation, a large northeast consumer bank. Low oil supplies drove up prices of ConocoPhillips’ products. Motorola benefited from rising mobile phone shipments and high expectations for changes its new CEO is making. FleetBoston’s shares rose on news the company was being acquired by Bank of America.

Average Annual Total Return  For periods ended 06/30/04

	1 year	Inception (07/19/02)
PIMCO NACM Value Fund Institutional Class (Inception 7/19/02)	19.15%	21.19%
PIMCO NACM Value Fund Administrative Class (Inception 7/19/02)	18.88%	20.89%
Russell 1000 Value Index	21.13%	—
Lipper Large-Cap Value Fund Average	19.19%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,042.60	$1,041.20	$1,025.00	$1,025.00
Expenses Paid During Period	$4.06	$5.38	$4.03	$5.34

For each class of the Fund, expenses are equal to the expense ratio for the class (0.80% for Institutional Class, 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	NACM Value Fund Institutional Class Shares	Russell 1000 Value Index
7/31/2002	5,000,000	5,000,000
8/31/2002	4,973,404	5,038,000
9/30/2002	4,370,567	4,477,774
10/31/2002	4,787,234	4,809,577
11/30/2002	5,088,652	5,112,581
12/31/2002	4,883,056	4,890,695
1/31/2003	4,811,048	4,772,340
2/28/2003	4,685,033	4,644,919
3/31/2003	4,680,533	4,652,815
4/30/2003	5,049,575	5,062,263
5/31/2003	5,346,609	5,389,285
6/30/2003	5,409,616	5,456,651
7/31/2003	5,490,625	5,537,955
8/31/2003	5,522,129	5,624,347
9/30/2003	5,499,626	5,569,228
10/31/2003	5,819,162	5,910,065
11/30/2003	5,832,664	5,990,442
12/31/2003	6,182,167	6,359,453
1/31/2004	6,302,299	6,471,380
2/29/2004	6,422,431	6,609,867
3/31/2004	6,362,365	6,551,700
4/30/2004	6,269,956	6,391,839
5/31/2004	6,343,883	6,457,036
6/30/2004	6,445,533	6,609,422

10  PIMCO NACM Funds Annual Report  |  06.30.04

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06.30.04  |  PIMCO NACM Funds Annual Report  11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Flex-Cap Value Fund

Institutional Class
06/30/2004	$12.41	$0.09	(a)	$3.33	(a)	$3.42	$(0.05)	$(0.42)	$(0.47)
07/19/2002 – 06/30/2003	10.00	0.11	(a)	2.52	(a)	2.63	(0.05)	(0.17)	(0.22)
Administrative Class
06/30/2004	12.39	0.05	(a)	3.32	(a)	3.37	(0.03)	(0.42)	(0.45)
07/19/2002 – 06/30/2003	10.00	0.08	(a)	2.52	(a)	2.60	(0.04)	(0.17)	(0.21)

NACM Global Fund

Institutional Class
06/30/2004	$11.74	$(0.01	)(a)	$3.55	(a)	$3.54	$0.00	$(0.95)	$(0.95)
07/19/2002 – 06/30/2003	10.00	(0.01	)(a)	1.80	(a)	1.79	(0.05)	0.00	(0.05)
Administrative Class
06/30/2004	11.73	(0.04	)(a)	3.53	(a)	3.49	0.00	(0.95)	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.03	)(a)	1.80	(a)	1.77	(0.04)	0.00	(0.04)

NACM Growth Fund

Institutional Class
06/30/2004	$11.25	$(0.01	)(a)	$0.93	(a)	$0.92	$0.00	$(0.13)	$(0.13)
07/19/2002 – 06/30/2003	10.00	0.00	(a)	1.25	(a)	1.25	0.00	0.00	0.00
Administrative Class
06/30/2004	11.23	(0.04	)(a)	0.92	(a)	0.88	0.00	(0.13)	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.02	)(a)	1.25	(a)	1.23	0.00	0.00	0.00

NACM Pacific Rim Fund

Institutional Class
06/30/2004	$6.31	$0.01	(a)	$2.97	(a)	$2.98	$0.00	$0.00	$0.00
06/30/2003	7.30	0.04	(a)	(1.03	)(a)	(0.99)	0.00	0.00	0.00
04/01/2002 – 06/30/2002	7.22	0.00	(l)	0.08		0.08	0.00	0.00	0.00
03/31/2002	6.93	0.05	(l)	0.24		0.29	0.00	0.00	0.00
03/31/2001	25.45	(0.08	)(l)	(7.10)		(7.18)	0.00	(11.34)	(11.34)

NACM Value Fund

Institutional Class
06/30/2004	$12.02	$0.16	(a)	$2.11	(a)	$2.27	$(0.08)	$(0.26)	$(0.34)
07/19/2002 – 06/30/2003	10.00	0.16	(a)	2.03	(a)	2.19	(0.08)	(0.09)	(0.17)
Administrative Class
06/30/2004	12.00	0.12	(a)	2.12	(a)	2.24	(0.07)	(0.26)	(0.33)
07/19/2002 – 06/30/2003	10.00	0.13	(a)	2.03	(a)	2.16	(0.07)	(0.09)	(0.16)

12  PIMCO NACM Funds Annual Report  |  06.30.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period(000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
NACM Flex-Cap Value Fund

Institutional Class
06/30/2004	$0.00		$15.36	27.88%	$1,542	0.96	%(b)	0.61%		145%
07/19/2002 – 06/30/2003	0.00		12.41	26.53	1,202	0.96	(b)(u)*	1.01	*	173
Administrative Class
06/30/2004	0.00		15.31	27.54	16	1.20		0.36		145
07/19/2002 – 06/30/2003	0.00		12.39	26.21	13	1.21	(c)(v)*	0.76	*	173
NACM Global Fund

Institutional Class
06/30/2004	$0.01	(a)	$14.34	31.10%	$1,469	1.11	%(q)	(0.07)%		203%
07/19/2002 – 06/30/2003	0.00		11.74	17.96	1,121	1.10	(m)*	(0.08	)*	260
Administrative Class
06/30/2004	0.01	(a)	14.28	30.69	15	1.36	(r)	(0.32)		203
07/19/2002 – 06/30/2003	0.00		11.73	17.74	12	1.35	(n)*	(0.33	)*	260
NACM Growth Fund

Institutional Class
06/30/2004	$0.00		$12.04	8.22%	$1,157	0.81	%(i)	(0.11)%		160%
07/19/2002 – 06/30/2003	0.00		11.25	12.50	1,070	0.80	(o)*	0.02	*	167
Administrative Class
06/30/2004	0.00		11.98	7.88	12	1.05		(0.36)		160
07/19/2002 – 06/30/2003	0.00		11.23	12.30	11	1.05	(p)*	(0.22	)*	167
NACM Pacific Rim Fund

Institutional Class
06/30/2004	$0.02	(a)	$9.31	47.54%	$8,273	1.43	%(t)	0.07%		118%
06/30/2003	0.00		6.31	(13.05)	5,592	1.46	(k)(s)	0.63		264
04/01/2002 – 06/30/2002	0.00		7.30	1.11	11,575	1.44	(f)*	0.00	*	66
03/31/2002	0.00		7.22	4.18	11,429	1.45	(g)	0.70		390
03/31/2001	0.00		6.93	(36.44)	2,026	1.78	(h)	(0.60)		1180
NACM Value Fund

Institutional Class
06/30/2004	$0.00		$13.95	19.15%	$1,385	0.81	%(i)	1.18%		50%
07/19/2002 – 06/30/2003	0.00		12.02	22.04	1,160	0.80	(d)*	1.50	*	84
Administrative Class
06/30/2004	0.00		13.91	18.88	14	1.06	(j)	0.93		50
07/19/2002 – 06/30/2003	0.00		12.00	21.72	12	1.05	(e)*	1.25	*	84

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.37%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.62%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(k)	Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.
(l)	Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(q)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.35%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(t)	Ratio of expenses to average net assets excluding tax expense is 1.40%.
(u)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(v)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.

See accompanying notes | 06.30.04 | PIMCO NACM Funds Annual Report 13

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM Pacific Rim Fund	NACM Value Fund
Assets:

Investments, at value	$6,793	$5,600	$2,727	$47,247	$4,177
Cash	1	0	1	1	0
Foreign currency, at value	0	5	0	623	0
Receivable for investments sold	23	14	0	0	0
Receivable for Fund shares sold	1	69	0	320	0
Interest and dividends receivable	4	3	1	45	3

	6,822	5,691	2,729	48,236	4,180

Liabilities:

Payable for investments purchased	$291	$7	$35	$20	$18
Payable for Fund shares redeemed	2	3	0	51	0
Accrued investment advisory fee	3	3	1	34	2
Accrued administration fee	2	2	1	25	1
Accrued distribution fee	2	2	1	11	1
Accrued servicing fee	1	1	0	8	1
Other liabilities	0	0	0	17	0

	301	18	38	166	23

Net Assets	$6,521	$5,673	$2,691	$48,070	$4,157

Net Assets Consist of:

Paid in capital	$5,626	$5,063	$2,453	$46,251	$3,549
Undistributed (overdistributed) net investment income	244	245	11	(207)	61
Accumulated undistributed net realized gain (loss)	52	72	48	(480)	156
Net unrealized appreciation	599	293	179	2,506	391

	$6,521	$5,673	$2,691	$48,070	$4,157

Net Assets:

Institutional Class	$1,542	$1,469	$1,157	$8,273	$1,385
Administrative Class	16	15	12	0	14
Other Classes	4,963	4,189	1,522	39,797	2,758
Shares Issued and Outstanding:

Institutional Class	100	102	96	889	99
Administrative Class	1	1	1	0	1
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$15.36	$14.34	$12.04	$9.31	$13.95
Administrative Class	15.31	14.28	11.98	0.00	13.91

Cost of Investments Owned	$6,194	$5,307	$2,548	$44,720	$3,786

Cost of Foreign Currency Held	$0	$5	$0	$632	$0

14 PIMCO NACM Funds Annual Report | 06.30.04 | See accompanying notes

Statements of Operations

Amounts in thousands	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM Pacific Rim Fund	NACM Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest	$2	$1	$1	$12	$1
Dividends, net of foreign taxes	59	31	15	411	61

Total Income	61	32	16	423	62

Expenses:

Investment advisory fees	26	23	11	250	16
Administration fees	17	17	9	180	13
Distribution and/or servicing fees - Other Classes	18	15	9	126	15
Trustees’ fees	0	0	0	1	0
Tax Expense	0	0	0	5	0

Total Expenses	61	55	29	562	44

Net Investment Income (Loss)	0	(23)	(13)	(139)	18

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	364	483	100	2,932	225
Net realized (loss) on options	0	0	0	(3)	0
Net realized gain (loss) on foreign currency transactions	0	25	0	(83)	0
Net change in unrealized appreciation on investments	393	134	42	2,054	226
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9)	0

Net Gain	757	642	142	4,891	451

Net Increase in Assets Resulting from Operations	$757	$619	$129	$4,752	$469

See accompanying notes  |  06.30.04  |  PIMCO NACM Funds Annual Report  15

Statements of Changes in Net Assets

	NACM Flex-Cap Value Fund		NACM Global Fund
Amounts in thousands	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$0	$10	$(23)	$0
Net realized gain (loss)	364	59	508	30
Net change in unrealized appreciation (depreciation)	393	206	134	159

Net increase (decrease) resulting from operations	757	275	619	189

Distributions to Shareholders:

From net investment income
Institutional Class	(5)	(5)	0	(5)
Administrative Class	0	0	0	0
Other Classes	(4)	0	0	0
From net realized capital gains
Institutional Class	(41)	(16)	(91)	0
Administrative Class	0	0	(1)	0
Other Classes	(64)	(3)	(101)	0

Total Distributions	(114)	(24)	(193)	(5)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	5	950	0	949
Administrative Class	0	10	0	10
Other Classes	4,905	324	4,758	224
Issued as reinvestment of distributions
Institutional Class	45	21	91	5
Administrative Class	0	0	1	0
Other Classes	52	2	75	0
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	0	0	0	0
Other Classes	(551)	(137)	(1,037)	(15)

Net increase (decrease) resulting from Fund share transactions	4,456	1,170	3,888	1,173

Fund Redemption Fees	1	0	2	0

Total Increase (Decrease) in Net Assets	5,100	1,421	4,316	1,357

Net Assets:

Beginning of period	1,421	0	1,357	0

End of period*	$6,521	$1,421	$5,673	$1,357

* Including undistributed (overdistributed) net investment income of:	$244	$49	$245	$27

16 PIMCO NACM Funds Annual Report | 06.30.04 | See accompanying notes

	NACM Growth Fund		NACM Pacific Rim Fund		NACM Value Fund
Amounts in thousands	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(13)	$0	$(139)	$52	$18	$16
Net realized gain (loss)	100	(1)	2,846	(1,568)	225	48
Net change in unrealized appreciation (depreciation)	42	137	2,045	(316)	226	165

Net increase (decrease) resulting from operations	129	136	4,752	(1,832)	469	229

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	0	(68)	(8)	(8)
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	(6)	0
From net realized capital gains
Institutional Class	(12)	0	0	0	(25)	(9)
Administrative Class	0	0	0	0	0	0
Other Classes	(14)	0	0	0	(34)	0

Total Distributions	(26)	0	0	(68)	(73)	(17)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	0	949	84	5,007	263	950
Administrative Class	0	10	0	0	0	10
Other Classes	1,807	405	64,538	2,487	2,818	619
Issued as reinvestment of distributions
Institutional Class	12	0	0	68	33	16
Administrative Class	0	0	0	0	0	0
Other Classes	10	0	0	0	34	1
Cost of shares redeemed
Institutional Class	0	0	(73)	(9,106)	(260)	0
Administrative Class	0	0	0	0	0	0
Other Classes	(693)	(49)	(27,333)	(2,134)	(862)	(74)

Net increase (decrease) resulting from Fund share transactions	1,136	1,315	37,216	(3,678)	2,026	1,522

Fund Redemption Fees	1	0	105	0	1	0

Total Increase (Decrease) in Net Assets	1,240	1,451	42,073	(5,578)	2,423	1,734

Net Assets:
Beginning of period	1,451	0	5,997	11,575	1,734	0

End of period*	$2,691	$1,451	$48,070	$5,997	$4,157	$1,734

* Including undistributed (overdistributed) net investment income of:	$11	$0	$(207)	$0	$61	$49

See accompanying notes  |  06.30.04  |  PIMCO NACM Funds Annual Report  17

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.7%

Aerospace 1.2%

AAR Corp. (a)	7,000	$79

Capital Goods 5.4%

3M Co.	1,000	90
Gardner Denver, Inc. (a)	2,400	67
General Electric Co.	6,000	194

		351

Communications 4.3%

Dycom Industries, Inc. (a)	2,700	76
SBC Communications, Inc.	4,200	102
Verizon Communications, Inc.	2,800	101

		279

Consumer Discretionary 3.1%

Electronics Boutique Holdings Corp. (a)	2,400	63
Rush Enterprises, Inc. ‘A’ (a)	5,400	70
W.W. Grainger, Inc.	1,200	69

		202

Consumer Services 9.5%

Central European Media Enterprises Ltd. ‘A’ (a)	4,800	109
Concorde Career Colleges, Inc. (a)	6,000	105
DiamondRock Hospitality Co. (a)	9,600	96
Metro-Goldwyn-Mayer, Inc. (a)	10,400	126
Spherion Corp. (a)	9,900	100
Viacom, Inc. ‘B’	2,300	82

		618

Consumer Staples 3.8%

Altria Group, Inc.	1,100	55
General Mills, Inc.	1,300	62
PepsiCo, Inc.	1,200	65
Procter & Gamble Co.	1,200	65

		247

Energy 4.9%

ChevronTexaco Corp.	1,100	104
Exxon Mobil Corp.	4,900	218

		322

Environmental Services 1.2%

Duratek, Inc. (a)	4,700	71
WCAWaste Corp. (a)	1,200	11

		82

Financial & Business Services 31.0%

Ambac Financial Group, Inc.	900	66
American Express Co.	1,300	67
American International Group, Inc.	1,700	121
AmeriCredit Corp. (a)	4,300	84
Bank of America Corp.	1,699	144
Bank of New York Co., Inc.	2,200	65
Citigroup, Inc.	6,400	298
City National Corp.	1,000	66
Dow Jones& Co., Inc.	1,500	68
Fieldstone Private Capital Group (a)	3,800	60
First Advantage Corp. ‘A’ (a)	4,800	91
Goldman Sachs Group, Inc.	700	66
JER Investment Trust, Inc.	8,300	124
Lincoln National Corp.	2,000	95
Luminent Mortgage Capital, Inc.	5,100	61
Meadowbrook Insurance Group, Inc. (a)	18,800	100
Morgan Stanley Dean Witter& Co.	1,200	63
People’s Bank	2,700	84
Quanta Capital Holdings Ltd. (a)	7,000	75
Radian Group, Inc.	2,200	105
Wachovia Corp.	1,300	58
Wells Fargo & Co.	1,100	63

		2,024

Healthcare 1.6%

Endologix, Inc. (a)	14,000	68
Guilford Pharmaceuticals, Inc. (a)	7,700	37

		105

Materials & Processing 11.2%

Air Products & Chemicals, Inc.	1,500	79
Alcan, Inc.	3,200	132
Allegheny Technologies, Inc.	7,600	137
Domtar, Inc.	7,500	97
ESCO Technologies, Inc. (a)	1,300	69
Olympic Steel, Inc. (a)	5,600	114
Sherwin-Williams Co.	2,400	100

		728

Technology 15.7%

ADC Telecommunications, Inc. (a)	31,000	88
Agilent Technologies, Inc. (a)	2,600	76
Fairchild Semiconductor International, Inc. ‘A’ (a)	3,700	61
Hewlett-Packard Co.	4,400	93
IBM Corp.	1,400	123
Intel Corp.	2,200	61
Mattson Technology, Inc. (a)	6,200	75
Microsoft Corp.	4,700	134
Mycrolis Corp. (a)	7,700	134
ON Semiconductor Corp. (a)	7,400	37
Varian Semiconductor Equipment Associates, Inc. (a)	1,900	73
Vishay Intertechnology, Inc. (a)	3,600	67

		1,022

Transportation 1.6%

PAM Transportation Services (a)	5,400	103

Utilities 1.2%

Dominion Resources, Inc.	1,200	76

Total Common Stocks (Cost $5,639)		6,238

EXCHANGE-TRADED FUNDS 1.0%

Index Funds 1.0%

iShares Russell 1000 Value Index Fund SP	1,100	66

Total Exchange-Traded Funds (Cost $66)		66

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 7.5%
Repurchase Agreement 7.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.080% due 06/30/2006 valued at $500. Repurchase proceeds are $489.)	$489	489

Total Short-Term Instruments (Cost $489)		489

Total Investments (b) 104.2% (Cost $6,194)		$6,793
Other Assets and Liabilities (Net) (4.2%)		(272)

Net Assets 100.0%		$6,521

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $96, which represents 1.47% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

18 PIMCO NACM Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Global Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.5%

Barbados 0.5%

Nabors Industries Ltd. (a)	600	$27

Bermuda 2.6%

Jardine Matheson Holdings	3,200	35
Tyco International Ltd.	3,350	111

		146

Brazil 1.5%

Petroleo Brasileiro S.A. SP - ADR	1,920	48
Telesp Celular Particapacoes S.A. SP - ADR	4,800	38

		86

Canada 3.4%

ATI Technologies, Inc. (a)	3,400	64
Cott Corp. (a)	2,000	65
EnCana Corp.	1,500	65

		194

France 4.1%

Christian Dior S.A.	700	45
JC Decaux S.A.	1,816	39
Societe Generale S.A. (a)	558	48
Societe Television Francaise	1,623	51
Vivendi Universal S.A. (a)	1,746	49

		232

Germany 2.4%

Hypo Real Estate Holdings AG (a)	949	28
SAP AG	380	63
Siemens AG (a)	623	45

		136

Guernsey, C.I. 1.0%

Amdocs Ltd. (a)	2,400	56

Hong Kong 1.3%

Dickson Concepts Ltd.	35,000	36
Sino Land Co., Ltd.	68,400	38

		74

Indonesia 0.6%

PT Telekomunikasi Indonesia Tbk.	42,000	33

Ireland 2.5%

Anglo Irish Bank Corp.	2,300	36
CRH PLC	1,752	37
Elan Corp. PLC (a)	1,444	35
Kerry Group PLC ‘A’	1,642	35

		143

Israel 0.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	500	34

Japan 10.0%

Daiwa Securities Group, Inc.	4,000	29
Dentsu, Inc.	10	26
Fuji Photo Film Co.	1,000	32
Ito-Yokado Co.	1,000	43
Kyocera Corp.	500	43
Mitsubishi Tokyo Financial Group, Inc.	5	47
Mizuho Financial Group, Inc.	16	74
Nissan Motor Co., Ltd.	4,300	48
Nitto Denko Corp.	500	26
NTT DoCoMo, Inc. (a)	22	40
Sekisui House, Ltd.	2,000	22
Tayo Yuden Co., Ltd.	2,000	28
Tokyo Broadcasting System, Inc.	1,500	27
Tokyu Corp.	5,000	26
Yamada Denki Co.	1,500	56

		567

Malaysia 0.1%

UBS Equity Linked Participation Notes (Public Bank Bhd.) (a)(c)	425,000	7

Mexico 0.8%

America Movil S.A. de CV SP - ADR	1,300	47

Netherlands 1.9%

Hagemeyer NV	14,978	32
ING Group NV	3,166	75

		107

South Korea 1.4%

Samsung Electronics Co., Ltd.	185	77

Spain 0.5%

Sogecable S.A. (a)	732	30

Switzerland 3.5%

Actelion Ltd. (a)	403	46
Holcim Ltd.	1,257	69
Swatch Group AG (a)	1,497	40
UBS AG	595	42

		197

Taiwan 2.2%

CSFB Equity Linked Participation
Notes (Hon Hai Precision Industry Co., Ltd.) (a)(d)	9,000	33
CSFB Equity Linked Participation
Notes (United Microelectronics Corp.) (a)(d)	8,500,000	63
CSFB Equity Linked Participation
Notes (Yaego Corp.) (a)(d)	58,000	30

		126

Thailand 0.7%

Bangkok Bank Public Co., Ltd (a)	17,000	39

United Kingdom 4.7%

Aegis Group PLC	23,403	38
Man Group PLC	1,000	26
Pearson PLC	4,165	51
Punch Taverns PLC	6,305	58
Vodafone Group PLC	23,788	52
WPP Group PLC	3,939	40

		265

United States 49.2%

Affiliated Managers Group, Inc. (a)	1,100	55
American Express Co.	1,100	57
American International Group, Inc.	1,300	93
Amgen, Inc. (a)	500	27
Apache Corp.	1,600	70
Aramark Corp. ‘B’	1,900	55
Autoliv, Inc.	490	21
Avery Dennison Corp.	600	38
BJ Services Co.(a)	900	41
Burlington Resources, Inc.	1,800	65
Cisco Systems, Inc. (a)	3,700	88
Citrix Systems, Inc. (a)	2,900	59
Coach, Inc. (a)	1,400	63
ConocoPhillips	500	38
Electronic Arts, Inc. (a)	900	49
Exxon Mobil Corp.	2,700	120
Eyetech Pharmaceuticals, Inc. (a)	800	34
Fossil, Inc. (a)	2,850	78
Gilead Sciences, Inc. (a)	900	60
Halliburton Co.	2,200	67
Ingersoll-Rand Co. ‘A’	800	55
Intel Corp.	3,500	97
ITT Industries, Inc.	600	50
J.P. Morgan Chase & Co.	2,100	81
McDonald’s Corp.	2,600	68
Microsoft Corp.	4,300	123
Morgan Stanley Dean Witter & Co.	1,400	74
Motorola, Inc.	3,400	62
News Corp., Ltd. SP - ADR	1,500	53
Nike, Inc. ‘B’	700	53
Pfizer, Inc.	1,300	45
Praxair, Inc.	1,900	76
Procter & Gamble Co.	1,500	82
QUALCOMM, Inc.	800	58
Quiksilver, Inc. (a)	2,400	57
Rockwell Automation, Inc.	2,000	75
Sierra Health Services, Inc. (a)	1,500	67
Staples, Inc.	1,700	50
Symantec Corp. (a)	1,400	61
Telefonaktiebolaget LM Ericsson SP - ADR	2,200	66
UnitedHealth Group, Inc.	900	56
VERITAS Software Corp. (a)	1,300	36
Walt Disney Co.	2,400	61
Williams Cos., Inc.	5,297	63
Yahoo!, Inc. (a)	1,300	47

		2,794

Total Common Stocks (Cost $5,124)		5,417

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.2%

Repurchase Agreement 3.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 0.000% due 09/21/2004 valued at $189. Repurchase proceeds are $183.)	$183	183

Total Short-Term Instruments (Cost $183)		183

Total Investments(b) 98.7% (Cost $5,307)		$5,600

Other Assets and Liabilities (Net) 1.3%		73

Net Assets 100.0%		$5,673

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,893, which represents 33.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(d)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

See accompanying notes  |  06.30.04  |  PIMCO NACM Funds Annual Report  19

Schedule of Investments

NACM Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.2%

Capital Goods 7.4%

Danaher Corp.	1,400	$73
General Electric Co.	3,900	126

		199

Communications 2.7%

Nextel Communications, Inc. ‘A’ (a)	2,700	72

Consumer Discretionary 11.0%

MGM Mirage, Inc. (a)	1,200	56
Nordstrom, Inc.	1,600	68
Starbucks Corp. (a)	1,500	65
The Gap, Inc.	1,800	44
Wal-Mart Stores, Inc.	1,200	63

		296

Consumer Services 9.1%

Apollo Group, Inc. ‘A’ (a)	900	79
eBay, Inc. (a)	700	64
McDonald’s Corp.	1,900	49
Time Warner, Inc. (a)	3,000	53

		245

Consumer Staples 13.0%

Anheuser-Busch Cos., Inc.	1,200	65
Avon Products, Inc.	1,800	83
Coca-Cola Co.	800	40
Gillette Co.	1,800	76
Procter & Gamble Co.	1,600	87

		351

Energy 5.3%

BJ Services Co.(a)	1,300	60
Devon Energy Corp.	700	46
Schlumberger Ltd.	600	38

		144

Financial & Business Services 4.4%

American International Group, Inc.	1,000	71
Capital One Financial Corp.	700	48

		119

Healthcare 12.3%

Aetna, Inc.	600	51
Amgen, Inc. (a)	1,000	55
Boston Scientific Corp. (a)	1,100	47
Pfizer, Inc.	2,300	79
UnitedHealth Group, Inc.	600	37
Zimmer Holdings, Inc. (a)	700	62

		331

Technology 33.0%

Agilent Technologies, Inc. (a)	2,400	70
Apple Computer, Inc. (a)	1,800	59
Avaya, Inc. (a)	2,200	35
Broadcom Corp. ‘A’ (a)	1,600	75
Cisco Systems, Inc. (a)	3,400	81
Dell, Inc. (a)	2,200	79
EMC Corp. (a)	4,700	54
Honeywell International, Inc.	1,700	62
Intel Corp.	3,500	97
Juniper Networks, Inc. (a)	2,300	56
Microsoft Corp.	5,100	146
Yahoo!, Inc. (a)	2,000	73

		887

Total Common Stocks (Cost $2,465)		2,644

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.1%

Repurchase Agreement 3.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.550% due 06/01/2006 valued at $89. Repurchase proceeds are $83.)	$83	83

Total Short-Term Instruments (Cost $83)		83

Total Investments 101.3% (Cost $2,548)		$2,727

Other Assets and Liabilities (Net) (1.3%)		(36)

Net Assets 100.0%		$2,691

Notes to Schedule of Investments:

(a)	Non-income producing security.

20 PIMCO NACM Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.8%

Australia 8.6%

AMP Ltd.	119,869	$529
BHP Billiton Ltd.	116,801	1,021
Foster’s Group Ltd.	72,933	241
Macquarie Infrastructure Group	230,877	533
Rio Tinto Ltd.	10,432	263
The News Corp., Ltd.	77,139	684
Westpac Banking Corp. Ltd.	47,291	581
WMC Resources Ltd.	87,790	302

		4,154

China 3.0%

Aluminum Corp. of China Ltd.	1,012,000	549
People’s Food Holdings Ltd.	601,000	396
Sa Sa International Holdings Ltd.	1,238,000	489

		1,434

Hong Kong 4.4%

Dickson Concepts Ltd.	442,000	459
Henderson Land Development Co., Ltd.	108,000	468
Lee& Man Paper Manufacturing Ltd. (a)	461,400	416
Shangri-La Asia Ltd.	381,000	372
Sino Land Co., Ltd.	739,949	414

		2,129

India 0.8%

Satyam Computer Services Ltd. - ADR	21,900	405

Indonesia 2.7%

PT Bank Pan Indonesia Tbk.	6,065,531	169
PT Bank Rakyat Indonesia Tbk. (a)	2,608,500	465
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	2,300,000	226
PT Telekomunikasi Indonesia Tbk.	540,000	424

		1,284

Japan 51.4%

Asahi Glass Co., Ltd.	85,000	888
Bank of Yokohama Ltd.	144,000	904
Canon, Inc.	14,000	746
Daiwa Securities Group, Inc.	121,000	878
Dowa Mining Co., Ltd.	65,000	387
Fanuc Ltd.	7,000	421
Fuji Photo Film Co.	14,000	441
Funai Electric Co., Ltd.	2,500	379
Hitachi, Ltd.	69,000	480
Hogy Medical Co., Ltd.	7,100	358
Hoya Corp.	7,200	758
Ito-Yokado Co.	18,000	776
Komeri Co., Ltd.	17,000	456
Kyocera Corp.	8,700	746
Leopalace21 Corp.	33,900	637
Marubeni Corp.	297,000	734
Matsui Securities Co.	40,500	1,395
Matsushita Electric Industrial Co., Ltd.	40,000	573
Mitsubishi Tokyo Financial Group, Inc.	113	1,055
Mizuho Financial Group, Inc.	322	1,481
Murata Manufacturing Co., Ltd.	7,700	443
Nintendo Co., Ltd.	3,500	408
Nissan Motor Co., Ltd.	63,300	708
NTT DoCoMo, Inc. (a)	326	587
Olympus Corp.	2,000	38
Rohm Co.	3,700	447
Sega Corp. (a)	48,000	621
Sony Corp.	11,700	445
Sumitomo Bakelite Co., Ltd.	71,000	500
Sumitomo Trust & Banking Co.	170,000	1,224
Tayo Yuden Co., Ltd.	28,000	399
THK Co., Ltd.	16,800	321
TonenGeneral Sekiyu KK	39,000	335
Toyota Motor Corp.	49,800	2,029
UFJ Holdings, Inc.	167	749
UMC Japan (a)	837	609
Yushin Precision Equipment Co., Ltd.	16,900	344

		24,700

Malaysia 2.5%

AMMB Holdings Bhd.	365,460	318
MK Land Holdings Bhd.	540,700	358
Tenaga Nasional Bhd.	190,500	506

		1,182

Philippines 1.0%

Ayala Corp.	3,388,400	344
Manila Electric Co. ‘B’	228,600	122

		466

Singapore 2.5%

City Developments Ltd.	76,000	240
City Developments Ltd. Warrants Exp. 05/10/2006 (a)(c)	8,000	14
HI-P International Ltd.	565,000	459
Singapore Exchange Ltd.	335,000	328
Singapore Press Holdings Ltd.	59,500	144

		1,185

South Korea 9.4%

Hyundai Department Store Co., Ltd.	14,360	358
Hyundai Motor Co., Ltd.	11,520	445
KH Vatec Co., Ltd.	10,840	423
Kia Motors Corp.	49,470	424
NCsoft Corp.	6,375	533
NHN Corp.	5,523	553
Samsung Electronics Co., Ltd.	3,360	886
Shinhan Financial Group Co., Ltd.	35,310	515
Top Engineering Co., Ltd. (a)	37,950	387

		4,524

Taiwan 5.9%
Advanced Semiconductor Engineering, Inc. (a)	325,700	260
Cathay Financial Holding Co.	262,000	474
Compeq Manufacturing Co., Ltd. (a)	918,000	290
Eva Airways Corp.	900,783	379
Giant Manufacturing Co.	216,000	264
Nanya Technology Corp. (a)	210	0
Phoenix Precision Technology Corp.	427,305	250
Siliconware Precision Industries Co. SP - ADR (a)	119,000	483
United Microelectronics Corp. SP - ADR (a)	98,000	422

		2,822

Thailand 3.6%

Advanced Info. Service Public Co., Ltd.	181,600	404
Bangkok Bank Public Co., Ltd. (a)	200,000	485
Krung Thai Bank Public Co., Ltd.	2,639,000	710
United Securities Public Co., Ltd.	574,200	149

		1,748

Total Common Stocks (Cost $43,508)		46,033

PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.	32,000	21

Total Preferred Stock (Cost $19)		21

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.5%

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.410% due 05/26/2006 valued at $1,218. Repurchase proceeds are $1,193.)	$1,193	1,193

Total Short-Term Instruments (Cost $1,193)		1,193

Total Investments(b) 98.3% (Cost $44,720)		$47,247

Other Assets and Liabilities (Net) 1.7%		823

Net Assets 100.0%		$48,070

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $41,518, which represents 86.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of City Developments for every warrant held at Singapore Dollar 2.500 until May 10, 2006.

See accompanying notes  |  06.30.04  |  PIMCO NACM Funds Annual Report  21

Schedule of Investments

NACM Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.0%

Aerospace 1.2%

Raytheon Co.	1,400	$50

Capital Goods 8.6%

3M Co.	900	81
ITT Industries, Inc.	1,800	149
Textron, Inc.	900	53
Tyco International Ltd.	2,200	73

		356

Communications 3.5%

Verizon Communications, Inc.	4,000	145

Consumer Discretionary 3.2%

Federated Department Stores, Inc.	1,400	69
TJX Cos., Inc.	2,700	65

		134

Consumer Services 6.4%

Comcast Corp. ‘A’ (a)	800	22
McDonald’s Corp.	800	21
Time Warner, Inc. (a)	6,900	121
Viacom, Inc. ‘B’	1,500	54
Walt Disney Co.	1,900	48

		266

Consumer Staples 6.4%

Fortune Brands, Inc.	900	68
Kimberly-Clark Corp.	1,000	66
PepsiCo, Inc.	1,200	65
Procter& Gamble Co.	1,200	65

		264

Energy 12.6%

Apache Corp.	1,630	71
ChevronTexaco Corp.	1,000	94
ConocoPhillips	2,327	178
Exxon Mobil Corp.	4,100	182

		525

Financial & Business Services 33.7%

Allstate Corp.	1,800	84
Ambac Financial Group, Inc.	1,000	73
American International Group, Inc.	2,600	185
Bank of America Corp.	2,165	183
Bank of New York Co., Inc.	3,400	100
Citigroup, Inc.	1,700	79
J.P. Morgan Chase & Co.	4,200	163
Morgan Stanley Dean Witter & Co.	3,000	158
North Fork Bancorp., Inc.	2,100	80
St. Paul Travelers Co., Inc.	883	36
Washington Mutual, Inc.	2,700	104
Wells Fargo & Co.	2,700	155

		1,400

Healthcare 5.8%

Abbott Laboratories	1,600	65
Pfizer, Inc.	3,200	110
WellPoint Health Networks, Inc. (a)	600	67

		242

Materials & Processing 2.5%

Praxair, Inc.	2,600	104

Technology 11.6%

ADC Telecommunications, Inc. (a)	20,400	58
Hewlett-Packard Co.	3,700	78
IBM Corp.	700	62
Microsoft Corp.	5,100	146
Motorola, Inc.	7,600	139

		483

Utilities 2.5%

PPL Corp.	1,200	55
Public Service Enterprise Group, Inc.	1,200	48

		103

Total Common Stocks (Cost $3,681)		4,072

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.5%

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $110. Repurchase proceeds are $105.)	$105	105

Total Short-Term Instruments (Cost $105)		105

Total Investments 100.5% (Cost $3,786)		$4,177

Other Assets and Liabilities (Net) (0.5%)		(20)

Net Assets 100.0%		$4,157

Notes to Schedule of Investments:

(a)	Non-income producing security.

22 PIMCO NACM Funds Annual Report | 06.30.04 | See accompanying notes

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Nicholas-Applegate Capital Management Funds. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each

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Notes to Financial Statements (Cont.)

June 30, 2004

Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Flex-Cap Value Fund – $117; NACM Global Fund – $2,078; NACM Growth Fund – $86; NACM Pacific Rim Fund – $49,486.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) to manage each Fund’s investments.

The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
NACM Flex-Cap Value Fund	0.65%	0.30%	0.30%	0.50%	0.50%	N/A
NACM Global Fund	0.70%	0.40%	0.40%	0.60%	0.60%	0.60%
NACM Growth Fund	0.50%	0.30%	0.30%	0.50%	0.50%	N/A
NACM Pacific Rim Fund	0.90%	0.50%	N/A	0.70%	0.70%	N/A
NACM Value Fund	0.50%	0.30%	0.30%	0.50%	0.50%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

24  PIMCO NACM Funds Annual Report  |  06.30.04

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption fees may be waived for certain categories of investors, as described below.

The Fund’s Redemption Fee rates are as follows:

Funds	Rate
NACM Global and NACM Pacific Rim Funds	2.00%
All Other Funds	1.00	%*

*	The Redemption Fee became equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A

All Funds	—	0.25

Class B

All Funds	0.75	0.25

Class C

All Funds	0.75	0.25

Class D

All Funds	—	0.25

Class R

All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the

06.30.04  |  PIMCO NACM Funds Annual Report  25

Notes to Financial Statements (Cont.)

June 30, 2004

contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $69,010 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	1.41%	—
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004
NACM Flex-Cap Value Fund	$84	$0
NACM Global Fund	84	0
NACM Growth Fund	84	0
NACM Value Fund	84	0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
NACM Flex-Cap Value Fund	$9,535	$5,411
NACM Global Fund	9,821	6,389
NACM Growth Fund	4,618	3,475
NACM Pacific Rim Fund	66,465	31,154
NACM Value Fund	3,516	1,524

26  PIMCO NACM Funds Annual Report  |  06.30.04

5. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
NACM Flex-Cap Value Fund	$244	$56	$0	$0	$0	$0
NACM Global Fund	255	82	0	0	0	(11)
NACM Growth Fund	11	51	0	0	0	0
NACM Pacific Rim Fund	0	429	(21)	0	(746)	(156)
NACM Value Fund	61	161	0	0	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2004, the Fund’s accumulated capital losses expire in the following years. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008	2009	2010		2011
NACM Pacific Rim Fund	$0	$0	$746	(4)	$0

(4)	Represents acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
NACM Flex-Cap Value Fund	$6,198	$678	$(83)	$595
NACM Global Fund	5,316	387	(103)	284
NACM Growth Fund	2,551	206	(30)	176
NACM Pacific Rim Fund	44,934	4,482	(2,169)	2,313
NACM Value Fund	3,791	428	(42)	386

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
NACM Flex-Cap Value Fund	$114	$0	$0
NACM Global Fund	187	6	0
NACM Growth Fund	10	16	0
NACM Pacific Rim Fund	0	0	0
NACM Value Fund	63	10	0

(6)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.04  |  PIMCO NACM Funds Annual Report  27

Notes to Financial Statements (Cont.)

June 30, 2004

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Flex-Cap Value Fund				NACM Global Fund				NACM Growth Fund
	Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$5	95	$950	0	$0	95	$949	0	$0	95	$949
Administrative Class	0	0	1	10	0	0	1	10	0	0	1	10
Other Classes	347	4,905	28	324	349	4,758	20	224	153	1,807	37	405
Issued as reinvestment of distributions
Institutional Class	3	45	2	21	7	91	0	5	1	12	0	0
Administrative Class	0	0	0	0	0	1	0	0	0	0	0	0
Other Classes	3	52	0	2	5	75	0	0	0	10	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(38)	(551)	(12)	(137)	(76)	(1,037)	(1)	(15)	(58)	(693)	(4)	(49)

Net increase resulting from Fund share transactions	315	$4,456	114	$1,170	285	$3,888	115	$1,173	96	$1,136	129	$1,315

	NACM Pacific Rim Fund				NACM Value Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	10	$84	878	$5,007	19	$263	95	$950
Administrative Class	0	0	0	0	0	0	1	10
Other Classes	7,627	64,538	428	2,487	216	2,818	54	619
Issued as reinvestment of distributions
Institutional Class	0	0	9	68	3	33	1	16
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	3	34	0	1
Cost of shares redeemed
Institutional Class	(8)	(73)	(1,585)	(9,106)	(19)	(260)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	(3,351)	(27,333)	(363)	(2,134)	(65)	(862)	(7)	(74)

Net increase (decrease) resulting from Fund share transactions	4,278	$37,216	(633)	$(3,678)	157	$2,026	144	$1,522

28  PIMCO NACM Funds Annual Report  |  06.30.04

7. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

06.30.04  |  PIMCO NACM Funds Annual Report  29

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the NACM Flex-Cap Value Fund, NACM Global Fund, NACM Growth Fund, NACM Pacific Rim Fund and NACM Value Fund, (5 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of the NACM Pacific Rim Fund for the periods ended June 30, 2002, March 31, 2002 and March 31, 2001 were audited by other auditors whose report dated August 9, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

30  PIMCO NACM Funds Annual Report  |  06.30.04

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

NACM Flex-Cap Value Fund	46.89%
NACM Global Fund	13.78%
NACM Growth Fund	100.00%
NACM Value Fund	95.40%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Flex-Cap Value Fund	48.22%
NACM Global Fund	6.62%
NACM Growth Fund	100.00%
NACM Value Fund	98.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Foreign Tax Credit. The following Fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2004 are as follows:

	NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax
Australia	0.01374	0.00017
Bermuda	0.00174	0.00000
China	0.00238	0.00000
Hong Kong	0.00801	0.00000
Indonesia	0.00194	0.00029
Japan	0.03926	0.00284
Malaysia	0.00630	0.00122
Philippines	0.00239	0.00060
Singapore	0.03645	0.00628
South Korea	0.01082	0.00179
Taiwan	0.00368	0.00073
Thailand	0.01415	0.00137
United Kingdom	0.00223	0.00011

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

  06.30.04  |  PIMCO NACM Funds Annual Report  31

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until successors are duly elected and qualified.

32  PIMCO NACM Funds Annual Report  |  06.30.04

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

06.30.04  |  PIMCO NACM Funds Annual Report  33

(This Page Intentionally Left Blank)

34  PIMCO NACM Funds Annual Report  |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/BFDS, you can also call 1-800-927-4648.

This page is not part of the report.	15-20440-03

June 30, 2004

RCM Funds Annual Report

U.S. Stock Funds

RCM LARGE-CAP GROWTH FUND

RCM TAX-MANAGED GROWTH FUND

RCM MID-CAP FUND

Global Stock Funds

RCM GLOBAL SMALL-CAP FUND

RCM GLOBAL TECHNOLOGY FUND

International Stock Fund

RCM INTERNATIONAL GROWTH EQUITY FUND

RCM EUROPE FUND

Institutional and Administrative Share Classes

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

The RCM Funds are part of the PIMCO Funds:

Multi-Manager Series Trust.

2  PIMCO RCM Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO RCM Funds Annual Report  |  06.30.04  3

Important Information

Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-800-927-4648.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO RCM Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO RCM Funds Annual Report  |  06.30.04  5

AN INTERNATIOAL STOCK FUND

PIMCO RCM Europe Fund

•	PIMCO RCM Europe Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe.

•	The Fund commenced operation on April 14, 2004. Since inception through June 30, 2004, the Fund’s Institutional Class Shares have returned 1.70%, compared to a 2.65% return for the MSCI Europe Index.

•	Expectations of rising interest rates, combined with a surge in the price of oil, led to a retrenchment of global equity markets early in the second quarter of 2004. The U.S. Federal Reserve responded by saying it would remain “measured” in determining a strategy to head off inflation, reviving investors’ appetite for global stocks. The net result was a 2.1% gain in the world equity market (as measured by the MSCI World Index) and a 3.41% gain in Europe (MSCI Europe) for the three months ending June 30, 2004.

•	Concerns over the strength of the global recovery hurt the Fund’s cyclically exposed holdings, including Vodafone, Philips, UBS, British Sky Broadcasting Group PLC and Arcelor. Less-than-expected performance from these stocks contributed to the Fund’s underperformance during the abbreviated reporting period.

•	The Fund performance was helped by select overweight positions, including Shell Transport and Trading, Intervrew and Lindt & Spruengli, all of which delivered on their forecasts.

Cumulative Total Return  For periods ended 06/30/04

Inception
PIMCO RCM Europe Fund Institutional Class (Inception 4/14/04)	1.70%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (04/14/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,017.00	$1,025.00
Expenses Paid During Period	$2.76	$2.77

Expenses are equal to the expense ratio of 1.30% for Institutional Class, multiplied by the average account value over the period, multiplied by 77/366 (to reflect the period since the Portfolio commenced operation on 04/14/04).

6  PIMCO RCM Funds Annual Report  |  06.30.04

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class Institutional Shares had a total return of 45.39% for the one-year period ended June 30, 2004. This result surpassed the 42.63% return of the MSCI World Small-Cap Index.

•	Supported by a growing global economy, stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments, leaving small-cap global stocks basically flat over the last three months of the reporting period (MSCI World Small-Cap Index up 0.20%).

•	The Fund’s strong relative performance over the fiscal year was primarily attributable to stock selection, with sector allocation making a smaller contribution. Stock selection was particularly strong in telecommunications services, real estate and automobiles and components. Within telecommunications the Fund saw solid gains from its positions in Okinawa Cellular Telephone, a German cellular communications company, and Telesp Cellular Participacoes, a Brazilian telecommunications business.

•	On a sector level, the Fund benefited from overweight exposure to diversified financials and information technology consulting and services, as well as an underweight in utilities and real estate.

•	The Fund’s relative performance was hindered by an overweight in semiconductors and instruments and communications equipment. It was also hurt slightly by an underweight in transportation.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO RCM Global Small-Cap Fund Institutional Class (Inception 12/31/96)	45.39%	10.40%	14.78%
MSCI World Small-Cap Index	42.63%	10.49%	—
Lipper Global Small/Mid-Cap Growth Fund Average	34.64%	3.67%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,094.20	$1,025.00
Expenses Paid During Period	$7.29	$7.05

Expenses are equal to the expense ratio of 1.40% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	RCM Global Small-Cap Fund Institutional Class Shares	MSCI World Small-Cap Index
12/31/1996	$5,000,000	$5,000,000
1/31/1997	$5,145,000	$5,030,500
2/28/1997	$5,005,056	$5,021,445
3/31/1997	$4,705,253	$4,804,017
4/30/1997	$4,670,434	$4,701,211
5/31/1997	$5,365,395	$5,154,407
6/30/1997	$5,875,644	$5,313,678
7/31/1997	$6,140,635	$5,383,819
8/31/1997	$6,160,900	$5,245,455
9/30/1997	$6,630,976	$5,378,689
10/31/1997	$6,221,182	$5,096,308
11/30/1997	$6,206,251	$4,861,368
12/31/1997	$6,275,140	$4,715,527
1/31/1998	$6,224,312	$4,806,537
2/28/1998	$6,914,588	$5,224,706
3/31/1998	$7,536,901	$5,369,430
4/30/1998	$7,853,451	$5,404,868
5/31/1998	$7,694,811	$5,268,125
6/30/1998	$7,892,568	$5,134,842
7/31/1998	$7,762,340	$4,891,964
8/31/1998	$6,098,871	$4,079,898
9/30/1998	$6,047,640	$4,071,738
10/31/1998	$6,353,046	$4,358,388
11/30/1998	$7,071,576	$4,591,562
12/31/1998	$7,483,848	$4,687,985
1/31/1999	$7,550,455	$4,691,266
2/28/1999	$7,024,188	$4,480,159
3/31/1999	$7,187,852	$4,641,893
4/30/1999	$7,532,868	$4,995,141
5/31/1999	$7,532,868	$4,934,700
6/30/1999	$8,567,131	$5,206,602
7/31/1999	$8,730,764	$5,332,081
8/31/1999	$9,009,275	$5,351,810
9/30/1999	$9,293,968	$5,336,290
10/31/1999	$9,868,335	$5,269,052
11/30/1999	$12,736,073	$5,492,987
12/31/1999	$15,315,128	$5,878,045
1/31/2000	$15,996,651	$5,923,306
2/29/2000	$19,507,917	$6,638,842
3/31/2000	$18,774,419	$6,391,877
4/30/2000	$16,376,926	$5,933,579
5/31/2000	$14,726,131	$5,819,655
6/30/2000	$17,641,905	$6,249,145
7/31/2000	$15,683,654	$5,961,684
8/31/2000	$17,426,108	$6,370,060
9/30/2000	$16,803,996	$6,161,122
10/31/2000	$14,706,857	$5,865,388
11/30/2000	$12,347,877	$5,577,397
12/31/2000	$13,190,003	$5,783,761
1/31/2001	$13,543,495	$5,998,917
2/28/2001	$11,952,134	$5,825,548
3/31/2001	$10,735,407	$5,506,891
4/30/2001	$11,676,902	$5,943,587
5/31/2001	$11,882,415	$6,011,344
6/30/2001	$11,465,343	$5,998,119
7/31/2001	$10,715,509	$5,799,581
8/31/2001	$9,943,993	$5,787,982
9/30/2001	$8,443,444	$5,030,914
10/31/2001	$8,931,475	$5,367,985
11/30/2001	$9,561,144	$5,706,705
12/31/2001	$9,886,223	$5,854,509
1/31/2002	$9,482,865	$5,734,492
2/28/2002	$9,200,276	$5,685,748
3/31/2002	$9,901,337	$6,130,942
4/30/2002	$10,071,195	$6,230,264
5/31/2002	$9,972,111	$6,214,688
6/30/2002	$9,391,761	$5,893,389
7/31/2002	$8,457,539	$5,253,367
8/31/2002	$8,563,701	$5,229,201
9/30/2002	$8,047,048	$4,834,919
10/31/2002	$8,245,216	$4,893,905
11/30/2002	$8,613,243	$5,170,411
12/31/2002	$8,167,364	$4,935,674
1/31/2003	$7,997,506	$4,848,313
2/28/2003	$7,877,189	$4,764,437
3/31/2003	$7,905,499	$4,776,348
4/30/2003	$8,528,314	$5,270,700
5/31/2003	$9,292,677	$5,822,016
6/30/2003	$9,667,781	$6,012,396
7/31/2003	$10,163,202	$6,254,094
8/31/2003	$10,913,411	$6,646,225
9/30/2003	$11,217,740	$6,771,175
10/31/2003	$12,321,821	$7,369,069
11/30/2003	$12,385,518	$7,501,712
12/31/2003	$12,845,551	$7,817,535
1/31/2004	$13,340,972	$8,153,689
2/29/2004	$13,510,831	$8,322,470
3/31/2004	$13,843,470	$8,558,828
4/30/2004	$13,539,140	$8,171,113
5/31/2004	$13,418,824	$8,209,436
6/30/2004	$14,055,793	$8,575,577

PIMCO RCM Funds Annual Report  |  06.30.04  7

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class Institutional Shares had a total return of 33.37% for the one-year period ended June 30, 2004. This return surpassed the 26.20% return of the NASDAQ Composite Index.

•	Supported by a growing global economy, stock markets in general delivered solid returns over the fiscal year. The year’s gains were diminished, however, by changing investor sentiment in calendar year 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to pull back from the higher beta segments of the market, including technology. As a result, global technology stocks started to decline in February 2004.

•	The Fund’s relative outperformance is attributable to both sector allocation and stock selection. On the sector level, the Fund’s overweight in Internet and software supported relative performance. Holdings such as Yahoo!, Red Hat, Yahoo! Japan, and Softbank Corp. posted significant gains.

•	Other individual names that aided relative performance over the period include SINA Corp. a Chinese online media company and value-added information service.

•	Relative performance was hindered by communications selections. Owning Amdocs and UT Starcom hurt performance, while not owning Qualcomm also hurt relative performance.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO RCM Global Technology Fund Institutional Class (Inception 12/27/95)	33.37%	3.74%	18.05%
NASDAQ Composite Index	26.20%	–5.27%	—
Goldman Sachs Technology Index	27.11%	–9.43%	—
Lipper Science & Technology Fund Average	25.55%	–7.57%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,065.60	$1,025.00
Expenses Paid During Period	$6.93	$6.80

Expenses are equal to the expense ratio of 1.35% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	RCM Global Technology Fund Institutional Class Shares	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	$5,000,000	$5,000,000	$5,000,000
1/31/1996	$5,164,500	$5,036,500	$5,114,500
2/29/1996	$5,309,106	$5,227,887	$5,457,172
3/31/1996	$5,289,462	$5,234,160	$5,255,256
4/30/1996	$5,767,630	$5,657,604	$5,860,662
5/31/1996	$5,941,812	$5,908,802	$6,071,645
6/30/1996	$5,667,895	$5,631,088	$5,761,384
7/31/1996	$5,115,275	$5,134,989	$5,375,948
8/31/1996	$5,364,389	$5,424,603	$5,621,091
9/30/1996	$5,912,093	$5,830,363	$6,263,582
10/31/1996	$5,827,550	$5,804,709	$6,219,737
11/30/1996	$6,360,771	$6,142,543	$7,053,181
12/31/1996	$6,321,970	$6,135,172	$6,825,364
1/31/1997	$6,818,877	$6,557,272	$7,567,963
2/28/1997	$6,156,764	$6,220,884	$6,970,851
3/31/1997	$5,760,268	$5,805,951	$6,603,487
4/30/1997	$5,835,728	$5,992,322	$7,193,178
5/31/1997	$6,698,832	$6,654,474	$7,923,286
6/30/1997	$6,904,486	$6,852,777	$8,023,119
7/31/1997	$7,817,950	$7,573,689	$9,458,455
8/31/1997	$7,853,130	$7,542,637	$9,238,073
9/30/1997	$8,515,149	$8,010,280	$9,513,368
10/31/1997	$7,963,368	$7,572,919	$8,694,267
11/30/1997	$7,847,899	$7,606,240	$8,833,375
12/31/1997	$8,034,679	$7,462,482	$8,409,373
1/31/1998	$7,958,349	$7,695,312	$8,844,979
2/28/1998	$8,885,497	$8,413,284	$9,802,890
3/31/1998	$9,383,973	$8,722,893	$9,959,736
4/30/1998	$10,188,180	$8,878,160	$10,523,457
5/31/1998	$9,577,908	$8,452,897	$9,802,601
6/30/1998	$10,499,303	$9,003,180	$10,651,506
7/31/1998	$10,182,224	$8,896,943	$10,885,839
8/31/1998	$8,515,394	$7,123,782	$8,912,236
9/30/1998	$8,861,970	$8,048,449	$10,177,774
10/31/1998	$9,694,995	$8,417,068	$10,925,840
11/30/1998	$10,986,369	$9,263,825	$12,196,515
12/31/1998	$12,939,745	$10,419,024	$14,193,085
1/31/1999	$14,874,237	$11,906,860	$16,471,075
2/28/1999	$13,428,461	$10,872,154	$14,491,252
3/31/1999	$15,049,277	$11,696,263	$15,727,356
4/30/1999	$15,845,383	$12,083,410	$16,222,767
5/31/1999	$15,260,689	$11,740,241	$16,042,695
6/30/1999	$17,020,246	$12,765,164	$17,927,711
7/31/1999	$17,387,883	$12,539,221	$17,753,813
8/31/1999	$18,556,349	$13,018,219	$18,675,235
9/30/1999	$20,026,012	$13,050,764	$18,860,120
10/31/1999	$23,075,974	$14,097,436	$19,527,768
11/30/1999	$28,288,836	$15,853,976	$22,253,845
12/31/1999	$36,611,412	$19,338,680	$26,769,150
1/31/2000	$37,328,995	$18,725,644	$25,114,817
2/29/2000	$51,532,678	$22,319,095	$29,668,133
3/31/2000	$46,420,636	$21,729,871	$30,997,265
4/30/2000	$41,295,798	$18,346,530	$28,294,304
5/31/2000	$37,244,680	$16,161,458	$25,173,442
6/30/2000	$43,174,034	$18,847,493	$28,267,258
7/31/2000	$42,280,331	$17,901,349	$26,947,177
8/31/2000	$50,774,450	$19,988,646	$30,450,310
9/30/2000	$47,849,841	$17,454,085	$25,517,360
10/31/2000	$41,969,096	$16,014,123	$23,588,247
11/30/2000	$34,456,628	$12,346,889	$18,184,180
12/31/2000	$31,365,868	$11,741,892	$16,623,977
1/31/2001	$33,241,547	$13,177,925	$19,350,310
2/28/2001	$24,130,039	$10,227,388	$13,982,534
3/31/2001	$20,664,965	$8,746,462	$12,038,962
4/30/2001	$22,367,759	$10,058,431	$14,335,995
5/31/2001	$21,090,560	$10,031,273	$13,762,556
6/30/2001	$20,360,826	$10,271,021	$13,796,962
7/31/2001	$18,408,223	$9,635,245	$12,814,618
8/31/2001	$15,965,452	$8,581,149	$11,143,592
9/30/2001	$13,577,020	$7,124,070	$8,888,129
10/31/2001	$15,640,727	$8,033,813	$10,314,674
11/30/2001	$18,196,422	$9,176,222	$12,070,231
12/31/2001	$19,037,097	$9,270,737	$11,855,381
1/31/2002	$18,307,976	$9,192,863	$11,842,340
2/28/2002	$15,552,626	$8,230,370	$10,257,835
3/31/2002	$17,142,104	$8,771,928	$10,988,193
4/30/2002	$15,172,476	$8,025,437	$9,642,139
5/31/2002	$14,175,644	$7,681,146	$9,246,812
6/30/2002	$12,891,483	$6,956,046	$7,936,538
7/31/2002	$11,669,660	$6,314,698	$7,132,567
8/31/2002	$11,389,139	$6,250,920	$7,038,417
9/30/2002	$10,061,341	$5,572,070	$5,783,467
10/31/2002	$11,694,595	$6,321,513	$7,045,998
11/30/2002	$13,122,134	$7,030,155	$8,276,934
12/31/2002	$11,351,736	$6,348,933	$7,068,502
1/31/2003	$11,326,801	$6,279,730	$7,004,885
2/28/2003	$11,276,931	$6,358,854	$7,107,857
3/31/2003	$11,189,658	$6,376,023	$7,025,406
4/30/2003	$12,430,183	$6,961,342	$7,756,751
5/31/2003	$14,562,140	$7,587,167	$8,620,077
6/30/2003	$15,335,130	$7,714,631	$8,596,803
7/31/2003	$16,369,939	$8,248,484	$9,089,400
8/31/2003	$17,429,684	$8,607,293	$9,714,750
9/30/2003	$17,685,270	$8,495,398	$9,570,001
10/31/2003	$19,505,537	$9,186,074	$10,499,248
11/30/2003	$19,330,991	$9,319,272	$10,698,733
12/31/2003	$19,193,848	$9,524,296	$10,861,354
1/31/2004	$20,490,476	$9,822,406	$11,371,838
2/29/2004	$19,829,694	$9,649,532	$11,046,603
3/31/2004	$19,786,058	$9,480,665	$10,739,508
4/30/2004	$18,713,846	$9,128,932	$10,112,320
5/31/2004	$19,817,227	$9,445,706	$10,668,498
6/30/2004	$20,453,074	$9,735,689	$10,927,742

8  PIMCO RCM Funds Annual Report  |  06.30.04

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class Institutional Shares delivered a total return of 27.31% for the one-year period ended June 30, 2004, versus 32.86% for the MSCI EAFE Index.

•	Supported by a growing global economy, international stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments, leaving international stocks to return just 0.44% in the last three months of the reporting period.

•	While the Fund delivered strong absolute results, it underperformed its benchmark over the period. This underperformance was primarily due to poor returns from select holdings. For example, relative performance was hurt by negative returns from Biovail Corp., a pharmaceutical company engaged in the development and distribution of products for the treatment of chronic medical conditions. Biovail disappointed in the first half of the fiscal year due to product delays and management problems. The manager subsequently sold the position.

•	The Fund’s relative performance was aided by positions in Puma—a designer and developer for footware, apparel and sports-related accessories—which continued to display strong growth in sales; Alcatel, a worldwide provider of telecommunications equipment and services—due to increased investment by Telecom operators; and Orix—a leasing company in Japan—benefiting from the resurgence in the Japanese economy.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO RCM International Growth Equity Fund Institutional Class (Inception 5/22/95)	27.31%	-4.25%	4.89%
PIMCO RCM International Growth Equity Fund Administrative Class (Inception 2/5/02)	26.93%	—	5.76%
MSCI EAFE Index	32.86%	0.41%	—
MSCI EAFE Growth Index	26.79%	–3.02%	—
MSCI All-Country World Free Ex-U.S. Index	32.50%	0.96%	—
Lipper International Large-Cap Growth Fund Average	23.80%	–3.89%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,022.70	$1,020.70	$1,025.00	$1,025.00
Expenses Paid During Period	$5.03	$6.28	$5.03	$6.29

For each class of the Fund, expenses are equal to the expense ratio for the class (1.00% for Institutional Class, 1.25% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	RCM International Growth Equity Fund Institutional Class Shares	MSCI EAFE Index	MSCI EAFE Growth Index	MSCI All-Country World Free Ex-U.S. Index
5/31/1995	$5,000,000	$5,000,000	$5,000,000	$5,000,000
6/30/1995	$5,134,000	$4,913,645	$4,897,500	$4,931,000
7/31/1995	$5,475,924	$5,220,895	$5,210,940	$5,210,588
8/31/1995	$5,404,737	$5,023,002	$4,992,602	$5,029,780
9/30/1995	$5,520,939	$5,122,408	$5,107,931	$5,115,790
10/31/1995	$5,437,573	$4,986,024	$4,971,038	$4,979,198
11/30/1995	$5,453,342	$5,126,061	$5,108,736	$5,096,209
12/31/1995	$5,584,768	$5,333,923	$5,287,542	$5,298,019
1/31/1996	$5,739,466	$5,357,072	$5,292,300	$5,370,602
2/29/1996	$5,808,339	$5,376,518	$5,311,353	$5,370,602
3/31/1996	$5,987,817	$5,492,060	$5,439,887	$5,471,032
4/30/1996	$6,199,187	$5,653,087	$5,572,621	$5,636,804
5/31/1996	$6,278,536	$5,550,427	$5,457,267	$5,552,252
6/30/1996	$6,321,230	$5,583,008	$5,477,459	$5,580,569
7/31/1996	$6,069,645	$5,421,212	$5,301,085	$5,395,294
8/31/1996	$6,204,999	$5,434,494	$5,307,446	$5,426,587
9/30/1996	$6,345,232	$5,580,247	$5,453,932	$5,561,166
10/31/1996	$6,297,008	$5,524,556	$5,409,755	$5,505,554
11/30/1996	$6,562,742	$5,745,760	$5,583,949	$5,718,069
12/31/1996	$6,664,464	$5,673,248	$5,483,438	$5,651,739
1/31/1997	$6,795,088	$5,475,989	$5,255,876	$5,547,747
2/28/1997	$6,852,846	$5,566,891	$5,338,393	$5,649,271
3/31/1997	$6,821,323	$5,588,435	$5,370,957	$5,637,407
4/30/1997	$6,936,603	$5,619,450	$5,425,741	$5,684,762
5/31/1997	$7,387,482	$5,986,513	$5,745,859	$6,036,080
6/30/1997	$7,811,524	$6,317,986	$6,080,843	$6,369,272
7/31/1997	$8,288,027	$6,421,475	$6,227,391	$6,497,931
8/31/1997	$7,712,009	$5,943,075	$5,747,882	$5,986,544
9/30/1997	$8,340,538	$6,277,076	$6,128,967	$6,310,416
10/31/1997	$7,790,062	$5,796,252	$5,549,779	$5,773,399
11/30/1997	$7,769,029	$5,738,289	$5,538,680	$5,701,232
12/31/1997	$7,858,373	$5,789,934	$5,610,683	$5,766,796
1/31/1998	$8,076,050	$6,056,271	$5,865,408	$5,939,223
2/28/1998	$8,483,083	$6,446,294	$6,255,457	$6,335,369
3/31/1998	$8,804,591	$6,646,130	$6,341,157	$6,554,573
4/30/1998	$8,970,998	$6,699,963	$6,405,837	$6,601,766
5/31/1998	$9,023,030	$6,669,143	$6,362,277	$6,482,274
6/30/1998	$9,051,904	$6,721,163	$6,451,349	$6,457,641
7/31/1998	$9,349,711	$6,791,063	$6,481,670	$6,518,989
8/31/1998	$8,076,281	$5,951,008	$5,786,187	$5,599,812
9/30/1998	$7,588,473	$5,770,098	$5,624,174	$5,481,656
10/31/1998	$7,984,592	$6,373,073	$6,195,590	$6,055,585
11/30/1998	$8,391,806	$6,701,286	$6,496,696	$6,380,770
12/31/1998	$8,943,987	$6,967,327	$6,870,905	$6,600,906
1/31/1999	$9,099,612	$6,948,515	$6,908,008	$6,593,645
2/28/1999	$8,723,798	$6,784,530	$6,684,880	$6,445,948
3/31/1999	$8,914,849	$7,069,481	$6,776,462	$6,757,287
4/30/1999	$9,069,967	$7,357,209	$6,846,938	$7,095,151
5/31/1999	$8,658,191	$6,979,784	$6,550,465	$6,761,679
6/30/1999	$9,375,089	$7,253,391	$6,805,278	$7,072,716
7/31/1999	$9,864,469	$7,470,993	$6,937,301	$7,238,925
8/31/1999	$9,966,073	$7,500,130	$6,977,537	$7,264,262
9/30/1999	$10,169,381	$7,577,381	$7,089,178	$7,313,659
10/31/1999	$10,999,202	$7,863,049	$7,469,867	$7,585,727
11/30/1999	$12,557,789	$8,138,255	$8,018,155	$7,889,156
12/31/1999	$14,371,134	$8,869,884	$8,911,377	$8,641,781
1/31/2000	$13,727,307	$8,307,534	$8,411,449	$8,172,532
2/29/2000	$14,711,555	$8,532,668	$8,879,125	$8,393,191
3/31/2000	$14,357,006	$8,865,442	$9,046,941	$8,708,775
4/30/2000	$13,083,540	$8,400,893	$8,449,843	$8,222,825
5/31/2000	$11,892,938	$8,197,591	$7,927,643	$8,012,321
6/30/2000	$12,459,042	$8,519,757	$8,212,245	$8,353,646
7/31/2000	$11,905,860	$8,164,483	$7,698,980	$8,023,677
8/31/2000	$12,124,928	$8,237,147	$7,781,359	$8,123,170
9/30/2000	$11,204,646	$7,837,645	$7,267,011	$7,672,334
10/31/2000	$10,754,219	$7,654,244	$6,932,002	$7,428,354
11/30/2000	$10,072,402	$7,368,741	$6,613,130	$7,094,821
12/31/2000	$10,522,638	$7,632,542	$6,738,118	$7,337,464
1/31/2001	$10,218,534	$7,628,725	$6,719,251	$7,447,526
2/28/2001	$9,177,265	$7,057,334	$6,037,919	$6,857,682
3/31/2001	$8,584,414	$6,590,138	$5,623,114	$6,372,844
4/30/2001	$9,146,693	$7,052,107	$6,011,671	$6,806,197
5/31/2001	$8,781,740	$6,808,809	$5,771,805	$6,618,346
6/30/2001	$8,409,394	$6,533,053	$5,492,450	$6,364,202
7/31/2001	$8,127,680	$6,414,804	$5,359,533	$6,222,916
8/31/2001	$7,701,789	$6,253,793	$5,115,674	$6,068,588
9/30/2001	$7,055,609	$5,621,534	$4,632,754	$5,424,711
10/31/2001	$7,108,526	$5,765,446	$4,817,138	$5,576,603
11/30/2001	$7,093,598	$5,978,191	$5,064,739	$5,831,453
12/31/2001	$7,160,278	$6,014,060	$5,094,114	$5,906,679
1/31/2002	$6,699,872	$5,694,713	$4,819,542	$5,653,873
2/28/2002	$6,551,805	$5,735,146	$4,884,605	$5,694,581
3/31/2002	$6,864,326	$6,076,387	$5,095,620	$6,003,797
4/30/2002	$6,817,649	$6,092,185	$5,102,245	$6,042,822
5/31/2002	$6,817,649	$6,175,039	$5,117,041	$6,108,688
6/30/2002	$6,513,080	$5,931,743	$4,986,045	$5,844,793
7/31/2002	$5,903,943	$5,346,873	$4,454,533	$5,274,926
8/31/2002	$5,888,324	$5,336,179	$4,421,124	$5,275,453
9/30/2002	$5,341,663	$4,764,674	$4,037,370	$4,716,255
10/31/2002	$5,521,280	$5,021,014	$4,265,885	$4,969,046
11/30/2002	$5,685,279	$5,249,470	$4,391,729	$5,208,058
12/31/2002	$5,539,193	$5,073,613	$4,290,719	$5,039,837
1/31/2003	$5,255,536	$4,862,043	$4,078,758	$4,862,939
2/28/2003	$5,145,225	$4,750,702	$3,991,064	$4,764,221
3/31/2003	$5,050,673	$4,660,914	$3,951,952	$4,671,795
4/30/2003	$5,436,762	$5,123,277	$4,298,538	$5,122,157
5/31/2003	$5,791,333	$5,438,358	$4,524,641	$5,448,438
6/30/2003	$5,925,282	$5,572,685	$4,604,727	$5,599,360
7/31/2003	$6,051,352	$5,708,659	$4,665,970	$5,748,303
8/31/2003	$6,216,819	$5,847,379	$4,751,357	$5,919,602
9/30/2003	$6,311,371	$6,028,648	$4,912,903	$6,085,351
10/31/2003	$6,807,771	$6,404,836	$5,195,887	$6,479,682
11/30/2003	$6,894,444	$6,548,304	$5,317,990	$6,620,939
12/31/2003	$7,375,717	$7,060,382	$5,683,868	$7,126,116
1/31/2004	$7,487,470	$7,160,639	$5,795,272	$7,240,847
2/29/2004	$7,615,188	$7,327,482	$5,905,961	$7,424,764
3/31/2004	$7,726,941	$7,371,447	$5,912,458	$7,470,798
4/30/2004	$7,463,523	$7,210,749	$5,769,968	$7,238,456
5/31/2004	$7,447,558	$7,233,103	$5,759,582	$7,255,104
6/30/2004	$7,543,347	$7,403,804	$5,838,488	$7,419,070

PIMCO RCM Funds Annual Report  |  06.30.04  9

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class Institutional Shares returned 12.25% for the one-year period ended June 30, 2004. Although positive in absolute terms, this result trailed the Fund’s benchmark, the S&P 500 Index, which returned 19.11% for the same time period.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. Two sector weightings in particular that hurt relative performance were an overweight in pharmaceuticals and an underweight in semiconductors and instruments.

•	On a security level, the Fund’s performance was hindered by stock selection in the software sector. Two examples are Fund holdings Veritas Software Corp. and Oracle Corp., both of which saw moderate stock price declines over the 12-month period.

•	The Fund’s performance benefited during this time from an overweight in Internet software and services, via its holding in Yahoo! Inc., and in hotels, restaurants and leisure. It was also helped by an underweight to telecommunications services. The Fund’s stock picking in biotechnology was another benefit, including its position in Genentech Inc., which appreciated by 56% over the period.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO RCM Large-Cap Growth Fund Institutional Class (Inception 12/31/96)	12.25%	–3.30%	8.53%
PIMCO RCM Large-Cap Growth Fund Administrative Class (Inception 2/5/02)	11.95%	—	-0.05%
S&P 500 Index	19.11%	–2.20%	—
Lipper Large-Cap Growth Fund Average	15.56%	–5.36%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,024.30	$1,022.60	$1,025.00	$1,025.00
Expenses Paid During Period	$3.77	$5.03	$3.78	$5.03

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	RCM Large-Cap Growth Fund Institutional Class Shares	S&P 500 Index
12/31/1996	$5,000,000	$5,000,000
1/31/1997	$5,320,000	$5,312,400
2/28/1997	$5,284,888	$5,354,049
3/31/1997	$4,959,867	$5,134,051
4/30/1997	$5,245,060	$5,440,554
5/31/1997	$5,649,978	$5,771,775
6/30/1997	$5,939,822	$6,030,351
7/31/1997	$6,510,045	$6,510,185
8/31/1997	$6,105,120	$6,145,485
9/30/1997	$6,614,898	$6,482,073
10/31/1997	$6,464,740	$6,265,572
11/30/1997	$6,569,469	$6,555,605
12/31/1997	$6,599,031	$6,668,165
1/31/1998	$6,798,982	$6,741,915
2/28/1998	$7,272,871	$7,228,142
3/31/1998	$7,667,788	$7,598,295
4/30/1998	$7,867,917	$7,674,734
5/31/1998	$7,631,093	$7,542,805
6/30/1998	$8,094,300	$7,849,194
7/31/1998	$8,115,345	$7,765,600
8/31/1998	$6,756,836	$6,642,849
9/30/1998	$7,356,843	$7,068,390
10/31/1998	$7,867,408	$7,643,333
11/30/1998	$8,430,715	$8,106,596
12/31/1998	$9,508,160	$8,573,698
1/31/1999	$10,232,682	$8,932,250
2/28/1999	$9,861,236	$8,654,636
3/31/1999	$10,727,052	$9,000,908
4/30/1999	$10,556,492	$9,349,513
5/31/1999	$10,150,067	$9,128,771
6/30/1999	$10,915,382	$9,635,418
7/31/1999	$10,662,145	$9,334,600
8/31/1999	$10,803,952	$9,288,104
9/30/1999	$10,709,957	$9,033,799
10/31/1999	$11,423,241	$9,605,457
11/30/1999	$12,130,339	$9,800,736
12/31/1999	$13,772,787	$10,378,000
1/31/2000	$13,498,709	$9,856,787
2/29/2000	$13,772,732	$9,670,024
3/31/2000	$14,761,615	$10,616,042
4/30/2000	$14,017,629	$10,296,605
5/31/2000	$13,403,657	$10,085,319
6/30/2000	$14,284,277	$10,333,922
7/31/2000	$14,097,153	$10,172,300
8/31/2000	$14,934,524	$10,804,101
9/30/2000	$14,190,785	$10,233,753
10/31/2000	$13,916,903	$10,190,464
11/30/2000	$12,637,939	$9,387,086
12/31/2000	$12,618,982	$9,432,950
1/31/2001	$12,738,863	$9,767,632
2/28/2001	$11,229,308	$8,877,019
3/31/2001	$10,213,055	$8,314,660
4/30/2001	$11,102,612	$8,960,792
5/31/2001	$11,080,407	$9,020,829
6/30/2001	$10,595,085	$8,801,262
7/31/2001	$10,303,720	$8,714,623
8/31/2001	$9,579,369	$8,169,087
9/30/2001	$9,056,335	$7,509,464
10/31/2001	$9,258,292	$7,652,669
11/30/2001	$9,886,004	$8,239,706
12/31/2001	$9,845,471	$8,311,885
1/31/2002	$9,523,524	$8,190,615
2/28/2002	$9,329,244	$8,032,659
3/31/2002	$9,545,683	$8,334,810
4/30/2002	$8,775,146	$7,829,470
5/31/2002	$8,647,970	$7,771,767
6/30/2002	$8,191,632	$7,218,106
7/31/2002	$7,817,585	$6,655,643
8/31/2002	$7,884,914	$6,699,570
9/30/2002	$7,136,819	$5,971,454
10/31/2002	$7,780,180	$6,497,055
11/30/2002	$7,922,318	$6,879,089
12/31/2002	$7,586,361	$6,474,956
1/31/2003	$7,383,557	$6,305,312
2/28/2003	$7,255,866	$6,210,732
3/31/2003	$7,436,136	$6,270,865
4/30/2003	$7,856,766	$6,787,706
5/31/2003	$8,149,705	$7,145,195
6/30/2003	$8,224,817	$7,236,346
7/31/2003	$8,322,464	$7,363,930
8/31/2003	$8,375,042	$7,507,548
9/30/2003	$8,322,464	$7,427,816
10/31/2003	$8,630,425	$7,848,008
11/30/2003	$8,660,470	$7,917,056
12/31/2003	$9,013,952	$8,332,263
1/31/2004	$9,149,727	$8,485,201
2/29/2004	$9,142,184	$8,603,141
3/31/2004	$9,074,296	$8,473,352
4/30/2004	$8,968,694	$8,340,334
5/31/2004	$9,074,296	$8,454,787
6/30/2004	$9,232,701	$8,619,190

10  PIMCO RCM Funds Annual Report  |  06.30.04

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class Institutional Shares had a total return of 22.01% for the one-year period ended June 30, 2004. This compares to the 27.33% return for its benchmark, the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund’s relative underperformance during the fiscal year can be attributed to sector strategy and stock selection. On the sector level, the Fund’s performance was hurt by an overweight in media and energy, as well as an underweight in semiconductors. A capital goods overweight and commercial services & supplies underweight helped relative returns.

•	Specific stocks that hindered performance included Cox Radio, a radio station operator and Emulex Corp, a computer storage device company. Specific stocks that helped performance included medical instruments & supplies company, Cytyc Corp., and AdvancePCS, a healthcare company that merged with Caremark Rx, Inc. during the first quarter 2004.

•	Despite underperforming the Index, the Fund delivered strong absolute performance for its shareholders. Several factors contributed to this strength, including its exposure to capital goods and healthcare equipment and supplies. The Fund also benefited from its stock picking in the software sector, including Fund holdings Symantec Corp. and Intuit Inc.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	10 year	Inception
PIMCO RCM Mid-Cap Fund Institutional Class (Inception 11/6/79)	22.01%	1.28%	11.11%	15.93%
PIMCO RCM Mid-Cap Fund Administrative Class (Inception 2/5/02)	22.22%	—	—	4.44%
Russell Mid-Cap Growth Index	27.33%	0.49%	10.88%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,071.40	$1,072.00	$1,025.00	$1,025.00
Expenses Paid During Period	$3.97	$5.25	$3.88	$5.14

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	RCM Mid-Cap Fund Institutional Class Shares	Russell Mid-Cap Growth Index
11/30/1979	$5,000,000	$5,000,000
12/31/1979	$5,156,500	$5,194,000
1/31/1980	$5,393,183	$5,482,267
2/29/1980	$5,192,018	$5,360,561
3/31/1980	$4,617,780	$4,652,431
4/30/1980	$4,823,733	$4,952,978
5/31/1980	$5,222,174	$5,337,824
6/30/1980	$5,442,550	$5,597,242
7/31/1980	$6,243,693	$6,067,411
8/31/1980	$6,568,989	$6,225,770
9/30/1980	$6,925,029	$6,433,711
10/31/1980	$7,157,017	$6,501,265
11/30/1980	$7,665,165	$7,016,815
12/31/1980	$7,535,624	$6,882,092
1/31/1981	$7,361,551	$6,721,051
2/28/1981	$6,782,197	$6,840,014
3/31/1981	$8,460,112	$7,374,903
4/30/1981	$8,722,376	$7,409,565
5/31/1981	$9,272,758	$7,590,358
6/30/1981	$8,926,884	$7,451,455
7/31/1981	$8,776,020	$7,359,057
8/31/1981	$8,354,771	$6,939,590
9/30/1981	$7,977,135	$6,493,375
10/31/1981	$8,732,570	$6,941,418
11/30/1981	$8,899,362	$7,222,545
12/31/1981	$8,758,752	$7,046,315
1/31/1982	$8,622,991	$6,787,715
2/28/1982	$8,429,836	$6,499,237
3/31/1982	$8,405,390	$6,434,895
4/30/1982	$8,985,362	$6,741,839
5/31/1982	$8,903,595	$6,502,504
6/30/1982	$8,869,761	$6,327,587
7/31/1982	$8,904,353	$6,178,256
8/31/1982	$9,642,524	$6,921,500
9/30/1982	$9,940,478	$7,118,070
10/31/1982	$11,175,085	$8,069,756
11/30/1982	$12,138,378	$8,562,012
12/31/1982	$12,366,579	$8,685,304
1/31/1983	$13,070,238	$8,991,896
2/28/1983	$13,934,180	$9,303,015
3/31/1983	$14,483,187	$9,630,481
4/30/1983	$15,730,190	$10,232,387
5/31/1983	$16,666,136	$10,660,100
6/30/1983	$17,349,447	$11,048,128
7/31/1983	$16,544,433	$10,701,217
8/31/1983	$16,168,874	$10,633,799
9/30/1983	$16,805,928	$10,931,545
10/31/1983	$16,073,190	$10,507,402
11/30/1983	$16,802,912	$10,957,118
12/31/1983	$16,523,984	$10,754,412
1/31/1984	$15,762,228	$10,448,986
2/29/1984	$14,956,779	$9,883,696
3/31/1984	$15,254,418	$10,047,766
4/30/1984	$15,316,962	$9,937,240
5/31/1984	$14,756,361	$9,376,780
6/30/1984	$15,418,921	$9,669,335
7/31/1984	$15,007,236	$9,386,024
8/31/1984	$16,447,931	$10,558,338
9/30/1984	$16,186,409	$10,607,962
10/31/1984	$16,168,604	$10,649,333
11/30/1984	$15,871,101	$10,604,606
12/31/1984	$16,112,342	$10,907,898
1/31/1985	$17,920,147	$11,943,057
2/28/1985	$18,649,497	$12,156,838
3/31/1985	$18,334,320	$12,087,544
4/30/1985	$18,015,303	$12,052,490
5/31/1985	$19,200,710	$12,737,072
6/30/1985	$19,592,405	$13,046,583
7/31/1985	$20,064,582	$13,029,622
8/31/1985	$19,797,723	$12,974,898
9/30/1985	$18,839,513	$12,339,128
10/31/1985	$19,666,567	$12,978,294
11/30/1985	$20,872,128	$13,875,095
12/31/1985	$21,684,054	$14,399,573
1/31/1986	$22,080,872	$14,676,045
2/28/1986	$23,679,527	$15,970,472
3/31/1986	$24,401,753	$16,928,700
4/30/1986	$24,772,659	$17,113,223
5/31/1986	$25,758,611	$18,187,934
6/30/1986	$25,276,925	$18,469,847
7/31/1986	$23,219,383	$16,999,647
8/31/1986	$24,085,466	$17,771,431
9/30/1986	$22,351,313	$16,298,179
10/31/1986	$23,690,157	$17,282,589
11/30/1986	$23,991,022	$17,445,046
12/31/1986	$23,703,129	$16,926,928
1/31/1987	$26,933,866	$19,278,078
2/28/1987	$29,010,467	$20,714,295
3/31/1987	$29,883,682	$20,993,938
4/30/1987	$29,599,787	$20,448,095
5/31/1987	$30,434,501	$20,581,008
6/30/1987	$31,657,968	$21,422,771
7/31/1987	$33,199,711	$22,397,507
8/31/1987	$34,544,299	$23,322,524
9/30/1987	$33,563,241	$22,807,097
10/31/1987	$24,236,016	$16,541,987
11/30/1987	$23,036,334	$15,390,665
12/31/1987	$26,300,582	$17,394,529
1/31/1988	$26,432,085	$17,570,214
2/29/1988	$28,808,329	$19,010,972
3/31/1988	$29,609,201	$19,096,521
4/30/1988	$30,085,909	$19,203,462
5/31/1988	$29,520,294	$18,863,560
6/30/1988	$31,719,556	$20,289,646
7/31/1988	$31,040,757	$19,522,697
8/31/1988	$30,283,363	$18,778,882
9/30/1988	$31,461,386	$19,522,526
10/31/1988	$31,115,310	$19,405,391
11/30/1988	$30,449,443	$18,937,721
12/31/1988	$31,789,218	$19,642,204
1/31/1989	$33,423,184	$20,799,130
2/28/1989	$33,139,087	$20,628,577
3/31/1989	$33,815,124	$20,882,309
4/30/1989	$35,840,650	$22,072,600
5/31/1989	$37,865,647	$23,244,655
6/30/1989	$36,487,338	$22,933,177
7/31/1989	$39,169,157	$24,731,138
8/31/1989	$40,873,015	$25,688,233
9/30/1989	$40,893,452	$25,680,526
10/31/1989	$39,110,497	$24,609,648
11/30/1989	$39,642,400	$25,192,897
12/31/1989	$40,340,106	$25,830,277
1/31/1990	$36,822,449	$23,435,811
2/28/1990	$38,148,057	$23,918,588
3/31/1990	$39,227,647	$24,920,777
4/30/1990	$38,313,643	$24,230,472
5/31/1990	$42,248,454	$26,721,364
6/30/1990	$42,658,264	$27,052,709
7/31/1990	$41,378,516	$26,189,728
8/31/1990	$37,186,873	$23,143,862
9/30/1990	$34,818,069	$21,577,023
10/31/1990	$34,100,817	$21,173,533
11/30/1990	$36,818,652	$23,439,101
12/31/1990	$38,677,994	$24,503,236
1/31/1991	$41,667,802	$26,340,978
2/28/1991	$45,405,404	$28,658,984
3/31/1991	$47,562,161	$30,157,849
4/30/1991	$47,281,544	$29,889,445
5/31/1991	$49,971,864	$31,401,850
6/30/1991	$47,503,254	$29,690,450
7/31/1991	$50,163,436	$31,186,848
8/31/1991	$51,763,650	$32,162,997
9/30/1991	$51,629,064	$32,124,401
10/31/1991	$53,214,077	$32,843,988
11/30/1991	$51,335,620	$31,760,136
12/31/1991	$57,331,620	$36,025,522
1/31/1992	$58,489,719	$36,346,149
2/29/1992	$59,285,179	$36,426,111
3/31/1992	$56,783,344	$34,928,998
4/30/1992	$55,653,356	$34,261,854
5/31/1992	$56,026,233	$34,330,378
6/30/1992	$53,421,014	$33,310,765
7/31/1992	$55,199,933	$34,796,426
8/31/1992	$54,051,775	$34,340,592
9/30/1992	$55,462,526	$35,092,651
10/31/1992	$57,498,001	$36,148,940
11/30/1992	$59,895,667	$38,433,553
12/31/1992	$61,363,111	$39,171,477
1/31/1993	$61,565,609	$39,633,701
2/28/1993	$59,749,424	$38,412,983
3/31/1993	$61,189,385	$39,526,959
4/30/1993	$59,390,417	$37,902,401
5/31/1993	$61,849,180	$39,691,395
6/30/1993	$62,071,837	$39,528,660
7/31/1993	$61,538,020	$39,402,168
8/31/1993	$64,577,998	$41,691,434
9/30/1993	$65,876,016	$42,191,731
10/31/1993	$66,561,126	$42,871,018
11/30/1993	$64,664,134	$41,872,124
12/31/1993	$67,936,139	$43,551,196
1/31/1994	$70,429,396	$44,670,461
2/28/1994	$69,880,046	$44,286,295
3/31/1994	$65,987,728	$42,200,411
4/30/1994	$66,608,012	$42,099,130
5/31/1994	$65,975,236	$42,162,279
6/30/1994	$64,193,905	$40,349,301
7/31/1994	$65,054,103	$41,466,976
8/31/1994	$69,315,147	$43,938,408
9/30/1994	$68,677,448	$43,213,424
10/31/1994	$69,803,758	$43,961,017
11/30/1994	$67,172,156	$42,022,336
12/31/1994	$68,448,427	$42,610,648
1/31/1995	$68,687,997	$43,121,976
2/28/1995	$71,566,024	$45,416,065
3/31/1995	$74,400,038	$47,219,083
4/30/1995	$74,682,758	$47,615,723
5/31/1995	$75,989,707	$48,787,070
6/30/1995	$79,789,192	$51,006,882
7/31/1995	$85,677,634	$54,215,215
8/31/1995	$86,971,367	$54,811,582
9/30/1995	$89,763,147	$56,033,880
10/31/1995	$88,111,505	$54,616,223
11/30/1995	$90,869,396	$57,057,568
12/31/1995	$92,077,959	$57,086,097
1/31/1996	$93,523,582	$58,096,521
2/29/1996	$98,171,705	$60,292,570
3/31/1996	$99,909,344	$60,768,881
4/30/1996	$104,085,554	$63,704,018
5/31/1996	$105,813,374	$65,003,580
6/30/1996	$101,358,631	$63,040,472
7/31/1996	$92,580,974	$58,148,531
8/31/1996	$97,422,959	$61,294,367
9/30/1996	$103,774,936	$65,186,559
10/31/1996	$103,878,711	$64,423,876
11/30/1996	$109,020,707	$68,218,443
12/31/1996	$109,631,223	$67,072,373
1/31/1997	$112,547,413	$70,036,972
2/28/1997	$107,235,175	$68,496,158
3/31/1997	$100,382,848	$64,626,125
4/30/1997	$102,440,696	$66,209,465
5/31/1997	$116,147,261	$72,141,833
6/30/1997	$119,236,778	$74,140,162
7/31/1997	$127,797,979	$81,235,376
8/31/1997	$126,430,541	$80,439,269
9/30/1997	$134,989,888	$84,509,496
10/31/1997	$126,944,491	$80,275,570
11/30/1997	$126,436,713	$81,118,464
12/31/1997	$128,826,367	$82,181,116
1/31/1998	$127,383,512	$80,701,856
2/28/1998	$141,026,286	$88,287,830
3/31/1998	$148,881,450	$91,987,090
4/30/1998	$151,769,750	$93,238,115
5/31/1998	$143,088,520	$89,406,028
6/30/1998	$148,254,016	$91,936,219
7/31/1998	$139,773,886	$88,001,349
8/31/1998	$109,792,388	$71,201,891
9/30/1998	$114,337,792	$76,584,754
10/31/1998	$125,714,403	$82,221,392
11/30/1998	$133,986,410	$87,771,336
12/31/1998	$148,215,767	$96,864,446
1/31/1999	$151,491,336	$99,770,380
2/28/1999	$143,659,234	$94,891,608
3/31/1999	$154,261,285	$100,177,071
4/30/1999	$162,591,394	$104,745,145
5/31/1999	$161,079,294	$103,393,933
6/30/1999	$172,693,112	$110,610,829
7/31/1999	$169,912,753	$107,093,405
8/31/1999	$167,381,053	$105,979,633
9/30/1999	$166,878,909	$105,078,807
10/31/1999	$182,532,151	$113,201,398
11/30/1999	$200,712,353	$124,929,063
12/31/1999	$237,362,429	$146,566,777
1/31/2000	$236,484,188	$146,537,464
2/29/2000	$308,706,459	$177,339,638
3/31/2000	$303,983,250	$177,516,978
4/30/2000	$272,612,179	$160,280,079
5/31/2000	$255,437,612	$148,595,662
6/30/2000	$295,107,073	$164,361,661
7/31/2000	$275,570,984	$153,957,568
8/31/2000	$327,075,201	$177,174,370
9/30/2000	$320,566,405	$168,510,543
10/31/2000	$288,317,425	$156,984,422
11/30/2000	$218,458,113	$122,871,707
12/31/2000	$240,303,924	$129,347,046
1/31/2001	$246,071,218	$136,732,762
2/28/2001	$207,831,751	$113,077,994
3/31/2001	$180,418,743	$96,896,533
4/30/2001	$210,007,417	$113,049,185
5/31/2001	$205,681,264	$112,517,854
6/30/2001	$200,621,505	$112,574,113
7/31/2001	$188,343,469	$104,986,618
8/31/2001	$175,347,769	$97,375,088
9/30/2001	$150,816,616	$81,278,986
10/31/2001	$163,801,927	$89,821,408
11/30/2001	$177,512,148	$99,495,173
12/31/2001	$181,115,645	$103,275,990
1/31/2002	$172,458,317	$99,919,520
2/28/2002	$163,799,322	$94,254,083
3/31/2002	$174,623,066	$101,445,670
4/30/2002	$164,520,905	$96,079,194
5/31/2002	$160,912,990	$93,216,034
6/30/2002	$145,038,166	$82,924,984
7/31/2002	$131,328,091	$74,864,675
8/31/2002	$128,441,759	$74,602,649
9/30/2002	$121,185,163	$68,679,199
10/31/2002	$132,070,058	$74,001,837
11/30/2002	$138,600,994	$79,796,180
12/31/2002	$133,521,377	$74,976,491
1/31/2003	$132,799,640	$74,241,721
2/28/2003	$130,634,428	$73,595,818
3/31/2003	$132,799,640	$74,964,701
4/30/2003	$138,573,537	$80,069,797
5/31/2003	$149,399,595	$87,772,511
6/30/2003	$150,843,069	$89,027,658
7/31/2003	$153,008,280	$92,205,946
8/31/2003	$160,225,652	$97,286,493
9/30/2003	$154,451,755	$95,399,135
10/31/2003	$163,112,601	$103,088,305
11/30/2003	$168,886,498	$105,851,072
12/31/2003	$171,773,447	$107,004,849
1/31/2004	$177,547,344	$110,536,009
2/29/2004	$180,434,293	$112,393,014
3/31/2004	$181,877,767	$112,179,467
4/30/2004	$177,547,344	$109,016,006
5/31/2004	$181,877,767	$111,588,784
6/30/2004	$184,042,979	$113,363,045

PIMCO RCM Funds Annual Report  |  06.30.04  11

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The portfolio management team implements numerous tax strategies to limit distributions for tax sensitive investors.

•	The Fund’s Class Institutional Shares generated a 14.63% total return for the one-year period ended June 30, 2004. Despite the double-digit gain, this return underperformed the 19.11% return of the Fund’s benchmark, the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments, dampening market returns in the first and second quarters of 2004.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. Two sector weightings in particular that hurt relative performance were overweight positions in pharmaceuticals and in biotechnology. The Fund’s underweight in Internet software also detracted from relative performance.

•	On a security level, the Fund’s performance was hindered by stock selection in the communications equipment segment, with holdings such as Nokia falling over the 12-month period.

•	The Fund’s performance benefited during this time from an underweight in retailing and in telecommunications services. The Fund’s stock picking within consumer durables and apparel was strong, including its positions in Harman International and Harley-Davidson Inc.; both companies reported strong product sales over the period.

Average Annual Total Return  For periods ended 06/30/04

	1 year	5 year	Inception
PIMCO RCM Tax-Managed Growth Fund Institutional Class (Inception 12/30/98)	14.63%	–1.80%	1.87%
Institutional Shares after taxes on distribution	14.63%	–1.93%	1.75%
Institutional Shares after distributions & sales of fund shares	9.51%	–1.60%	1.53%
S&P 500 Index	19.11%	–2.20%	—
Lipper Large-Cap Growth Fund Average	15.56%	–5.36%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,028.30	$1,025.00
Expenses Paid During Period	$4.54	$4.53

Expenses are equal to the expense ratio of 0.90% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/04

MONTH	RCM Tax Managed Growth Fund Institutional Class Shares	S&P 500 Index
12/31/1998	$5,000,000	$5,000,000
1/31/1999	$5,395,000	$5,209,100
2/28/1999	$5,254,730	$5,047,201
3/31/1999	$5,804,900	$5,249,140
4/30/1999	$5,749,754	$5,452,439
5/31/1999	$5,564,612	$5,323,707
6/30/1999	$6,064,314	$5,619,173
7/31/1999	$5,889,055	$5,443,742
8/31/1999	$5,929,101	$5,416,627
9/30/1999	$5,774,351	$5,268,321
10/31/1999	$6,119,080	$5,601,701
11/30/1999	$6,533,953	$5,715,583
12/31/1999	$7,620,550	$6,052,231
1/31/2000	$7,447,563	$5,748,271
2/29/2000	$7,732,060	$5,639,354
3/31/2000	$8,286,449	$6,191,052
4/30/2000	$7,686,510	$6,004,763
5/31/2000	$7,351,378	$5,881,546
6/30/2000	$7,910,818	$6,026,526
7/31/2000	$7,707,510	$5,932,271
8/31/2000	$8,287,115	$6,300,724
9/30/2000	$7,905,908	$5,968,109
10/31/2000	$7,814,199	$5,942,864
11/30/2000	$6,914,003	$5,474,351
12/31/2000	$7,005,268	$5,501,098
1/31/2001	$7,040,995	$5,696,277
2/28/2001	$6,288,313	$5,176,891
3/31/2001	$5,724,251	$4,848,935
4/30/2001	$6,262,903	$5,225,745
5/31/2001	$6,237,225	$5,260,758
6/30/2001	$6,003,329	$5,132,711
7/31/2001	$5,769,199	$5,082,184
8/31/2001	$5,362,471	$4,764,040
9/30/2001	$5,016,592	$4,379,361
10/31/2001	$5,112,910	$4,462,876
11/30/2001	$5,509,161	$4,805,223
12/31/2001	$5,488,777	$4,847,316
1/31/2002	$5,356,497	$4,776,594
2/28/2002	$5,346,320	$4,684,478
3/31/2002	$5,437,742	$4,860,686
4/30/2002	$5,082,114	$4,565,982
5/31/2002	$5,061,785	$4,532,331
6/30/2002	$4,802,597	$4,209,448
7/31/2002	$4,624,723	$3,881,431
8/31/2002	$4,650,134	$3,907,048
9/30/2002	$4,284,222	$3,482,426
10/31/2002	$4,589,149	$3,788,946
11/30/2002	$4,645,052	$4,011,740
12/31/2002	$4,477,342	$3,776,058
1/31/2003	$4,365,536	$3,677,125
2/28/2003	$4,309,632	$3,621,968
3/31/2003	$4,365,536	$3,657,036
4/30/2003	$4,660,298	$3,958,447
5/31/2003	$4,828,008	$4,166,927
6/30/2003	$4,828,008	$4,220,084
7/31/2003	$4,919,486	$4,294,489
8/31/2003	$5,000,800	$4,378,244
9/30/2003	$4,939,814	$4,331,746
10/31/2003	$5,132,935	$4,576,793
11/30/2003	$5,183,756	$4,617,060
12/31/2003	$5,381,958	$4,859,200
1/31/2004	$5,483,601	$4,948,391
2/29/2004	$5,524,257	$5,017,171
3/31/2004	$5,427,697	$4,941,480
4/30/2004	$5,376,876	$4,863,907
5/31/2004	$5,417,533	$4,930,654
6/30/2004	$5,534,422	$5,026,530

12  PIMCO RCM Funds Annual Report  |  06.30.04

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06.30.04  |  PIMCO RCM Funds Annual Report  13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
RCM Europe Fund

Institutional Class

04/14/2004 – 06/30/2004	$10.00	$0.08	(a)	$0.09	(a)	$0.17	$0.00	$0.00	$0.00	$0.00

RCM Global Small-Cap Fund

Institutional Class

06/30/2004	$13.66	$(0.05	)(a)	$6.24	(a)	$6.19	$0.00	$0.00	$0.00	$0.00
06/30/2003	13.27	(0.06	)(a)	0.41	(a)	0.35	0.00	0.00	0.00	0.00
06/30/2002	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00	0.00	0.00
12/31/2000	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)	0.00	(1.50)

RCM Global Technology Fund

Institutional Class

06/30/2004	$24.60	$(0.35	)(a)	$8.56	(a)	$8.21	$0.00	$0.00	$0.00	$0.00
06/30/2003	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00	0.00	0.00
06/30/2002	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00	0.00	0.00
12/31/2000	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)	0.00	(0.43)

RCM International Growth Equity Fund

Institutional Class

06/30/2004	$7.52	$0.09	(a)	$1.95	(a)	$2.04	$(0.12)	$0.00	$0.00	$(0.12)
06/30/2003	8.34	0.06	(a)	(0.88	)(a)	(0.82)	(0.06)	0.00	0.00	(0.06)
06/30/2002	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00	0.00	(0.25)
01/01/2001 – 06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00	0.00	0.00
12/31/2000	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)	0.00	(2.49)

Administrative Class

06/30/2004	7.46	0.05	(a)	1.95	(a)	2.00	(0.10)	0.00	0.00	(0.10)
06/30/2003	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00	0.00	(0.03)
02/05/2002 – 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00	0.00	0.00

RCM Large-Cap Growth Fund

Institutional Class

06/30/2004	$10.95	$0.04	(a)	$1.30	(a)	$1.34	$(0.05)	$0.00	$0.00	$(0.05)
06/30/2003	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00	(0.01)	(0.04)
06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00	0.00	(0.02)
01/01/2001 – 06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00	0.00	0.00
12/31/2000	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)	0.00	(0.61)

Administrative Class

06/30/2004	10.94	0.01	(a)	1.30	(a)	1.31	(0.04)	0.00	0.00	(0.04)
06/30/2003	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00	0.00	(0.03)
02/05/2002 – 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00	0.00

14 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Europe Fund

Institutional Class

04/14/2004 – 06/30/2004	$0.00		$10.17	1.70%	$3,052	1.30	%*	1.30	%*	3.91%*	0%

RCM Global Small-Cap Fund

Institutional Class

06/30/2004	$0.01	(a)	$19.86	45.39%	$12,749	1.40%		1.40%		(0.25)%	111%
06/30/2003	0.04	(a)	13.66	2.94	3,964	1.41	(f)	1.41	(f)	(0.47)	183
06/30/2002	0.00		13.27	(18.09)	5,354	1.61		2.46		(1.04)	326
01/01/2001 – 06/30/2001	0.00		16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06)*	134
12/31/2000	0.00		18.63	(13.88)	17,804	1.50		1.70		(0.84)	202

RCM Global Technology Fund

Institutional Class

06/30/2004	$0.00		$32.81	33.37%	$207,205	1.36	%(b)	1.36	%(b)	(1.16)%	206%
06/30/2003	0.00		24.60	18.96	105,151	1.36	(b)	1.36	(b)	(0.92)	237
06/30/2002	0.00		20.68	(36.68)	116,387	1.29		1.29		(0.85)	343
01/01/2001 – 06/30/2001	0.00		32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04)*	386
12/31/2000	0.00		50.33	(14.33)	366,353	1.21		1.21		(0.26)	451

RCM International Growth Equity Fund

Institutional Class

06/30/2004	$0.01	(a)	$9.45	27.31%	$40,343	1.04	%(g)	1.04	%(g)	1.05%	90%
06/30/2003	0.06	(a)	7.52	(9.02)	20,803	1.09	(e)	1.09	(e)	0.83	86
06/30/2002	0.00		8.34	(22.56)	72,858	1.08		1.17		0.17	261
01/01/2001 – 06/30/2001	0.00		11.07	(20.09)	182,271	1.00	*	1.04	*	0.62 *	84
12/31/2000	0.00		13.84	(26.76)	225,278	1.00		1.00		(0.04)	162

Administrative Class

06/30/2004	0.00		9.36	26.93	335	1.29	(d)	1.29	(d)	0.56	90
06/30/2003	0.00		7.46	(10.01)	482	1.36	(d)	1.36	(d)	0.24	86
02/05/2002 – 06/30/2002	0.00		8.33	0.12	12,166	1.42	*	1.42	*	1.19 *	261

RCM Large-Cap Growth Fund

Institutional Class
06/30/2004	$0.00		$12.24	12.25%	$350,355	0.76	%(c)	0.76	%(c)	0.33%	82%
06/30/2003	0.00		10.95	0.41	276,210	0.75		0.75		0.58	25
06/30/2002	0.00		10.95	(22.68)	173,021	0.75		0.83		0.33	36
01/01/2001 – 06/30/2001	0.00		14.18	(16.05)	56,196	0.75	*	1.05	*	0.16 *	19
12/31/2000	0.00		16.89	(8.37)	41,741	0.88		1.37		(0.13)	42

Administrative Class

06/30/2004	0.00		12.21	11.95	84,940	1.01	(e)	1.01	(e)	0.09	82
06/30/2003	0.00		10.94	0.30	77,886	1.00		1.00		0.36	25
02/05/2002 - 06/30/2002	0.00		10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05)*	36

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expenses is 1.00%.

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  15

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fee
RCM Mid-Cap Fund

Institutional Class

06/30/2004	$2.09	$(0.01	)(a)	$0.47	(a)	$0.46	$0.00	$0.00	$0.00	$0.00
06/30/2003	2.01	(0.01	)(a)	0.09	(a)	0.08	0.00	0.00	0.00	0.00
06/30/2002	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00	0.00	0.00
12/31/2000	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)	(4.85)	0.00

Administrative Class

06/30/2004	2.07	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00	0.00	0.00
06/30/2003	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00	0.00	0.00
RCM Tax-Managed Growth Fund

Institutional Class

06/30/2004	$9.50	$0.02	(a)	$1.37	(a)	$1.39	$0.00	$0.00	$0.00	$0.00
06/30/2003	9.45	0.03	(a)	0.02	(a)	0.05	0.00	0.00	0.00	0.00
06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00	0.00	0.18	(a)
12/31/2000	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00	0.00	0.00

16 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Mid-Cap Fund

Institutional Class

06/30/2004	$2.55	22.01%	$224,577	0.78	%(c)	0.78	%(c)	(0.36)%	145%
06/30/2003	2.09	3.98	224,615	0.78	(c)	0.78	(c)	(0.46)	132
06/30/2002	2.01	(27.70)	350,827	0.77		0.81		(0.47)	142
01/01/2001 – 06/30/2001	2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27)*	76
12/31/2000	3.33	1.25	890,883	0.00		0.76		(0.41)	193

Administrative Class

06/30/2004	2.53	22.22	11	1.03	(d)	1.03	(d)	(0.60)	145
06/30/2003	2.07	3.50	9	1.04	(d)	1.04	(d)	(0.69)	132
02/05/2002 – 06/30/2002	2.00	(12.28)	9	1.02	*	1.02	*	(0.86)*	142

RCM Tax-Managed Growth Fund

Institutional Class

06/30/2004	$10.89	14.63%	$4,083	0.91	%(b)	0.91	%(b)	0.17%	92%
06/30/2003	9.50	0.53	3,041	0.91	(b)	0.91	(b)	0.28	74
06/30/2002	9.45	(19.98)	2,825	1.14		2.47		(0.10)	68
01/01/2001 – 06/30/2001	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31)*	40
12/31/2000	13.78	(8.07)	25,774	1.25		1.58		(0.58)	85

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.77%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  17

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	RCM Europe Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Assets:

Investments, at value	$3,048	$50,044	$471,897	$91,790	$567,148	$236,038	$36,831
Repurchase agreement, at value	0	0	53,305	0	0	0	0
Cash	0	0	979 *	0	1	0	21
Foreign currency, at value	0	77	21	881	0	0	0
Receivable for investments sold	0	780	5,658	2,208	0	16,105	169
Receivable for Fund shares sold	0	258	1,687	18	915	59	61
Interest and dividends receivable	8	34	85	176	249	80	35
Manager reimbursement receivable	39	0	0	0	0	0	0

	3,095	51,193	533,632	95,073	568,313	252,282	37,117

Liabilities:

Payable for investments purchased	$0	$1,242	$2,824	$2,045	$8,736	$13,734	$127
Overdraft Due to Custodian	3	0	0	0	0	0	0
Written options outstanding	0	0	1,797	0	0	0	0
Payable for Fund shares redeemed	0	51	850	100	417	5,357	44
Accrued investment advisory fee	2	39	396	38	203	92	18
Accrued administration fee	1	21	205	46	156	60	15
Accrued distribution fee	0	11	12	25	24	3	10
Accrued servicing fee	0	7	63	11	25	2	7
Payable for organization costs	37	0	0	0	0	0	0
Other liabilities	0	3	0	9	0	0	1

	43	1,374	6,147	2,274	9,561	19,248	222

Net Assets	$3,052	$49,819	$527,485	$92,799	$558,752	$233,034	$36,895

Net Assets Consist of:

Paid in capital	$3,000	$53,314	$976,560	$219,650	$554,683	$581,383	$47,264
Undistributed (overdistributed) net investment income	35	(44)	(4,632)	136	0	0	0
Accumulated undistributed net realized (loss)	(26)	(11,887)	(552,809)	(140,392)	(43,935)	(363,487)	(15,653)
Net unrealized appreciation	43	8,436	108,366	13,405	48,004	15,138	5,284

	$3,052	$49,819	$527,485	$92,799	$558,752	$233,034	$36,895

Net Assets:

Institutional Class	$3,052	$12,749	$207,205	$40,343	$350,355	$224,577	$4,083
Administrative Class	0	0	0	335	84,940	11	0
Other Classes	0	37,070	320,280	52,121	123,457	8,446	32,812

Shares Issued and Outstanding:

Institutional Class	300	642	6,316	4,271	28,624	87,925	375
Administrative Class	0	0	0	36	6,957	4	0

Net Asset Value and Redemption Price Per Share

(Net Assets Per Share Outstanding)

Institutional Class	$10.17	$19.86	$32.81	$9.45	$12.24	$2.55	$10.89
Administrative Class	0.00	0.00	0.00	9.36	12.21	2.53	0.00

Cost of Investments Owned	$3,005	$41,610	$415,789	$78,370	$519,144	$220,900	$31,547

Cost of Foreign Currency Held	$0	$77	$21	$882	$0	$0	$0

*	Includes restricted cash in the amount of $893 representing collateral on written options.

18 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Statements of Operations

	RCM Europe Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Amounts in thousands	Period from April 14, 2004 to June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest	$1	$18	$355	$12	$108	$50	$11
Dividends, net of foreign taxes	31	402	544	1,666	5,522	971	318
Miscellaneous income	0	0	1	0	0	1	0

Total Income	32	420	900	1,678	5,630	1,022	329

Expenses:

Investment advisory fees	5	355	4,333	421	2,336	1,146	181
Administration fees	3	193	2,232	523	1,803	745	143
Distribution and/or servicing fees – Administrative Class	0	0	0	1	205	0	0
Distribution and/or servicing fees – Other Classes	0	151	781	419	407	40	165
Trustees’ fees	0	2	24	5	31	15	2
Organization expense	39	0	0	0	0	0	0
Interest expense	0	0	0	22	0	0	0

Total Expenses	47	701	7,370	1,391	4,782	1,946	491

Reimbursement by Manager	(39)	0	0	0	0	0	0
Net Expenses	8	701	7,370	1,391	4,782	1,946	491

Net Investment Income (Loss)	24	(281)	(6,470)	287	848	(924)	(162)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	0	2,986	104,633	4,328	14,004	55,282	2,338
Net realized (loss) on options	0	0	(4,579)	0	0	0	0
Net realized gain (loss) on foreign currency transactions	(15)	527	995	4,207	0	0	0
Net change in unrealized appreciation (depreciation) on investments	43	6,645	12,654	10,201	42,766	(5,770)	1,222
Net change in unrealized (depreciation) on options	0	0	(1,051)	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	2	1	(37)	0	0	0

Net Gain	28	10,160	112,653	18,699	56,770	49,512	3,560

Net Increase in Assets Resulting from Operations	$52	$9,879	$106,183	$18,986	$57,618	$48,588	$3,398

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  19

Statements of Changes in Net Assets

	RCM Europe Fund	RCM Global Small-Cap Fund		RCM Global Technology Fund
Amounts in thousands	Period from April 14, 2004 to June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$24	$(281)	$(76)	$(6,470)	$(2,695)
Net realized gain (loss)	(15)	3,513	(1,531)	101,049	(55,817)
Net change in unrealized appreciation (depreciation)	43	6,647	1,596	11,604	98,233

Net increase (decrease) resulting from operations	52	9,879	(11)	106,183	39,721

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	0	0	0
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	0	0
Tax basis return of capital Institutional Class	0	0	0	0	0
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	0	0

Total Distributions	0	0	0	0	0

Fund Share Transactions:

Receipts for shares sold	3,000	12,398	2,636	201,821	52,227
Institutional Class
Administrative Class	0	0	0	0	0
Other Classes	0	41,368	20,896	207,032	98,081
Issued in reorganization	0	0	0	0	0
Institutional Class
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	0	0
Issued as reinvestment of distributions	0	0	0	0	0
Institutional Class
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	0	0
Cost of shares redeemed	0	(6,492)	(3,867)	(140,918)	(75,920)
Institutional Class
Administrative Class	0	0	0	0	0
Other Classes	0	(18,682)	(21,180)	(139,745)	(88,390)

Net increase (decrease) resulting from Fund share transactions	3,000	28,592	(1,515)	128,190	(14,002)

Fund Redemption Fees	0	18	12	43	35

Total Increase (Decrease) in Net Assets	3,052	38,489	(1,514)	234,416	25,754

Net Assets:

Beginning of period	0	11,330	12,844	293,069	267,315

End of period*	$3,052	$49,819	$11,330	$527,485	$293,069

* Including undistributed (overdistributed) net investment income of:	$35	$(44)	$0	$(4,632)	$0

20 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

	RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$287	$370	$848	$1,487	$(924)	$(1,022)	$(162)	$(3)
Net realized gain (loss)	8,535	(21,877)	14,004	(23,595)	55,282	(45,491)	2,338	(632)
Net change in unrealized appreciation (depreciation)	10,164	7,157	42,766	32,583	(5,770)	39,934	1,222	706

Net increase (decrease) resulting from operations	18,986	(14,350)	57,618	10,475	48,588	(6,579)	3,398	71

Distributions to Shareholders:

From net investment income
Institutional Class	(415)	(288)	(1,279)	(657)	0	0	0	0
Administrative Class	(5)	(15)	(246)	(50)	0	0	0	0
Other Classes	(465)	(247)	(276)	(192)	0	0	0	0
Tax basis return of capital
Institutional Class
Administrative Class	0	0	0	(111)	0	0	0	0
Other Classes	0	0	0	(9)	0	0	0	0
	0	0	0	(32)	0	0	0	0

Total Distributions	(885)	(550)	(1,801)	(1,051)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	31,891	30,960	118,981	139,801	35,746	58,645	1,175	5,210
Administrative Class	8	330	36,510	69,199	0	0	0	0
Other Classes	58,926	170,100	79,351	76,881	7,006	8,430	10,053	5,399
Issued in reorganization
Institutional Class	0	0	0	0	0	0	501	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	19,768	0

Issued as reinvestment of distributions
Institutional Class	403	229	1,182	722	0	0	0	0
Administrative Class	5	14	246	59	0	0	0	0
Other Classes	391	215	265	222	0	0	0	0

Cost of shares redeemed
Institutional Class	(19,363)	(74,549)	(80,208)	(42,159)	(83,015)	(177,930)	(1,113)	(5,022)
Administrative Class	(254)	(10,422)	(38,688)	(12,205)	0	0	0	0
Other Classes	(63,560)	(175,003)	(67,319)	(39,285)	(5,302)	(7,580)	(7,980)	(1,536)

Net increase (decrease) resulting from Fund share transactions	8,447	(58,126)	50,320	193,235	(45,565)	(118,435)	22,404	4,051

Fund Redemption Fees	45	313	47	22	2	39	1	0

Total Increase (Decrease) in Net Assets	26,593	(72,713)	106,184	202,681	3,025	(124,975)	25,803	4,122

Net Assets:

Beginning of period	66,206	138,919	452,568	249,887	230,009	354,984	11,092	6,970

End of period*	$92,799	$66,206	$558,752	$452,568	$233,034	$230,009	$36,895	$11,092

* Including undistributed (overdistributed) net investment income of:	$136	$514	$0	$917	$0	$0	$0	$0

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  21

Schedule of Investments

RCM Europe Fund

June 30, 2004

	Shares		Value (000s)
COMMON STOCKS 97.9%

Belgium 2.4%

Fortis, Inc.		800	$18
Interbrew S.A.		1,710	55

			73

Denmark 0.7%

ISS International (a)		400	20

Finland 1.9%

Nokia Corp. (a)		4,080	59

France 10.5%

Alcatel Telecommunications S.A. (a)		950	15
Aventis S.A.		400	30
Axa S.A.		1,390	31
BNP Paribas S.A.		720	45
Dassault Systemes S.A.		735	34
L’Oreal S.A.		235	19
Moet Hennessy Louis Vuitton S.A.		240	17
Societe Television Francaise		530	17
Suez S.A.		870	18
TotalFinaElf S.A.		495	95

			321

Germany 10.3%

Adidas-Salomon AG		265	32
BASF AG		295	16
Deutsche Bank AG		405	32
Deutsche Telekom AG (a)		1,730	31
E.On AG		505	37
HeidelbergCement AG		350	17
Metro AG		405	19
Muenchener Rueckversicherungs- Gesellschaft AG		135	15
RWE AG ‘A’		335	16
SAP AG (a)		270	45
Siemens AG (a)		730	53

			313

Ireland 1.6%

Bank of Ireland		2,410	32
CRH PLC (a)		860	18

			50

Italy 5.8%

Assicurazioni Generali SpA		600	16
Banca Intesa SpA		10,409	41
Eni SpA		2,210	44
Telecom Italia SpA		14,600	46
Unicredito Italiano SpA		6,300	31

			178

Luxembourg 0.9%

Arcelor S.A.		1,670	28

Netherlands 8.1%

ABN AMRO Holdings NV		1,360	30
Akzo Nobel NV		405	15
European Aeronautic Defence and Space Co.		760	21
ING Group NV		2,300	55
Philips Electronics NV (a)		2,170	59
Royal Numico NV (a)		745	24
Vedior NV - CVA		1,815	27
VNU NV		555	16

			247

Spain 4.5%

Banco Bilbao Vizcaya Argentaria S.A. (a)		2,540	34
Banco Santander Central Hispano S.A.		4,110	43
Endesa S.A. (a)		985	19
Telefonica S.A.		2,720	40

			136

Sweden 1.2%

Atlas Copco AB ‘A’		955	36

Switzerland 15.1%

Adecco S.A. (a)		340	17
Credit Suisse Group (a)		595	21
Lindt & Spruengli AG		3	35
Nestle S.A.		175	47
Nobel Biocare Holing AG		130	20
Novartis AG (a)		2,020	90
Roche Holdings AG - Genusschein (a)		690	68
Serono S.A. ‘B’		50	32
Swatch Group AG		140	18
Swiss Reinsurance Co.		225	15
UBS AG		1,370	97

			460

United Kingdom 34.9%

Allied Domecq PLC		1,880	16
AstraZeneca PLC (a)		930	42
BAA PLC		1,860	19
Barclays Bank PLC (a)		6,725	58
BG Group PLC (a)		4,240	26
BHP Billiton PLC (a)		1,940	17
BP PLC		13,325	118
British Sky Broadcasting Group PLC (a)		2,440	28
Compass Group PLC (a)		3,170	19
GlaxoSmithKline PLC		3,410	69
GUS PLC (a)		1,280	20
HBOS PLC (a)		2,590	32
HSBC Holdings PLC		5,950	89
InterContinental Hotels Group PLC (a)		2,690	29
National Grid Transco PLC		2,320	18
Prudential PLC (a)		3,170	27
Rank Group PLC (a)		2,930	16
Reckitt Benckiser PLC (a)		615	17
Rio Tinto PLC (a)		1,200	29
Royal Bank of Scotland Group PLC (a)		2,780	80
Shell Transport & Trading Co., PLC (a)		13,425	99
Smith & Nephew PLC (a)		2,940	32
Tesco PLC		4,524	22
The Sage Group PLC		5,600	19
Vodafone Group PLC		56,550	124

			1,065

Total Common Stocks (Cost $2,943)			2,986

SHORT-TERM INSTRUMENTS (c) 2.0%

	Principal Amount (000s)

Time Deposits 2.0%

Euro Time Deposit
1.750% due 07/01/2004	EC	51	62

Total Short-Term Instruments (Cost $62)			62

Total Investments (b) 99.9% (Cost $3,005)			$3,048

Other Assets and Liabilities (Net) 0.1%			4

Net Assets 100.0%			$3,052

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $2,986, which represents 97.84% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	Principal amount denoted in indicated currency:

EC - Euro

22 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.3%

Australia 0.6%

Ansell Ltd.	50,000	$270

Austria 0.5%

Flughafen Wien AG	4,500	260

Belgium 1.2%

Option International NV (a)	13,500	344
Telindus Group NV	30,000	268

		612

Brazil 0.8%

Telesp Celular Particapacoes S.A. SP - ADR (a)	50,000	394

Canada 2.8%

PetroKazakhstan, Inc. ‘A’	11,500	313
Telesystem International Wireless, Inc. (a)	29,000	284
Ultra Petroleum Corp. (a)	20,700	773

		1,370

Cayman Islands 0.0%

Solomon Systech International Ltd. (a)	1,000	1

China 0.6%

Weiqiao Textile Co.	200,000	295

Denmark 0.6%

Jyske Bank (a)	5,500	315

Finland 1.1%

TietoEnator Oyj (a)	17,500	533

France 2.5%

Acadomia Group	12,000	668
Iliad S.A.	8,000	190
Pierre & Vacances	4,200	374

		1,232

Germany 4.4%

Freenet.de AG (a)	4,000	346
Grenke Leasing AG	16,000	642
Hochtief AG	10,500	250
Software AG (a)	21,500	605
Technotrans AG	22,500	342

		2,185

Hong Kong 0.6%

Hysan Development Co.	200,000	299

Indonesia 0.5%

PT Bank Rakyat Indonesia Tbk. (a)	1,500,000	267

Italy 3.9%

Caltagirone Editore SpA	45,000	356
Cassa di Risparmio di Firenze	220,000	418
Davide Campari Milano SpA	6,500	322
Hera SpA (a)	165,000	350
Meta Modena SpA	92,000	266
Societa’ Cattolica di Assicurazioni S.c.r.l.	5,500	223

		1,935

Japan 15.4%

Arrk Corp.	13,600	596
CKD Corp.	90,000	625
Daifuku Co.	70,000	359
GOLDCREST Co., Ltd.	4,000	276
Japan Asia Investment Co.	60,000	282
Japan Denzai Co., Ltd.	35,000	289
Japan Securities Finance Co.	45,000	284
Kadodawa Holdings, Inc.	12,700	457
Makino Milling Machine Co.	50,000	336
Moshi Moshi Hotline, Inc.	5,000	387
Musashi Seimitsu Industry Co., Ltd.	7,000	315
Nichias Corp.	110,000	409
Okinawa Cellular Telephone Co.	42	456
Ricoh Leasing Co.	22,400	657
Round One Corp.	150	322
Ryohin Keikaku Co., Ltd.	12,600	652
Sumitomo Titanium Corp.	8,550	272
Towa Corp. (a)	30,000	339
USS Co., Ltd.	4,000	345

		7,658

Malaysia 0.2%

Protasco Bhd.	307,600	114

Mexico 0.7%

Consorcio ARA, S.A. de C.V. (a)	120,000	345

Netherlands 2.9%

Brunel International NV	41,000	361
Nutreco Holding NV (a)	9,000	297
Oce NV	6,000	97
Stork NV (a)	12,500	292
Vedior NV - CVA (a)	25,000	366

		1,413

Norway 0.6%

Ekornes ASA	15,000	295

Philippines 1.2%

Philippine Long Distance Telephone Co. SP - ADR (a)	29,000	604

Singapore 1.1%

Singapore Exchange Ltd.	565,000	553

Spain 1.2%

Banco Pastor S.A.	12,500	378
Cortefiel S.A.	21,000	226

		604

Sweden 0.9%

Getinge AB ‘B’	39,000	462

Switzerland 2.9%

Charles Voegele Holding AG	4,500	187
Georg Fischer AG (a)	1,250	290
Jelmoli Holding AG	200	271
Lindt & Spruengli AG	35	413
Valora Holding AG	1,300	299

		1,460

United Kingdom 6.1%

Aegis Group PLC	250,000	409
Alizyme PLC (a)	60,000	142
Balfour Beatty PLC	90,000	435
Body Shop International PLC	60,000	178
ICAP PLC	45,000	223
Laird Group PLC	70,000	385
Luminar PLC	30,000	225
Northgate PLC	22,500	285
Paladin Resources PLC	125,000	302
Punch Taverns PLC	50,000	463

		3,047

United States 42.0%

Abgenix, Inc. (a)	11,700	137
Affiliated Managers Group, Inc. (a)	12,500	630
Alliance Data Systems Corp. (a)	10,400	439
aQuantive, Inc. (a)	25,000	247
Ask Jeeves, Inc. (a)	8,900	347
Bowne & Co., Inc.	26,600	422
Career Education Corp. (a)	2,500	114
Cash America International, Inc.	19,000	437
Central European Distribution Corp. (a)	15,000	389
Central European Media Enterprises Ltd. ‘A’ (a)	15,800	359
Commercial Capital BanCorp., Inc. (a)	22,200	386
Cooper Cos., Inc.	5,750	363
Corrections Corp. of America (a)	7,000	276
Cytyc Corp. (a)	18,000	457
Eyetech Pharmaceuticals, Inc. (a)	6,500	279
FormFactor, Inc. (a)	9,200	207
General Communication, Inc. ‘A’ (a)	41,800	332
Gen-Probe, Inc. (a)	9,400	445
Gevity HR, Inc.	11,100	291
Global Imaging Systems, Inc. (a)	6,000	220
Gol Linhas Aereas Inteligentes S.A. SP - ADR (a)	20,000	340
GrafTech International Ltd. (a)	28,000	293
Gray Television, Inc.	12,500	174
Greenhill & Co., Inc. (a)	2,400	50
Grey Wolf, Inc. (a)	94,000	399
Heidrick & Struggles International, Inc. (a)	14,500	430
Hibbett Sporting Goods, Inc. (a)	7,000	191
Hot Topic, Inc. (a)	6,000	123
Indonesian Satellite Corp. Tbk. PT SP - ADR	16,500	350
Intergraph Corp. (a)	10,000	259
Ionatron, Inc. (a)	25,000	144
Jackson Hewitt Tax Service, Inc. (a)	20,000	350
Jarden Corp. (a)	13,000	468
Jones Lang LaSalle, Inc. (a)	17,100	463
Kellwood Co.	10,300	449
Kindred Healthcare, Inc. (a)	14,600	385
Lin Television Corp. ‘A’ (a)	5,000	106
Marvel Enterprises, Inc. (a)	22,500	439
National-Oilwell, Inc. (a)	13,000	409
Nektar Therapeutics, Inc. (a)	7,000	140
NPS Pharmaceuticals, Inc. (a)	6,300	132
OSI Pharmaceuticals, Inc. (a)	3,500	247
PalmOne, Inc. (a)	11,000	382
PF Chang’s China Bistro, Inc. (a)	6,200	255
Photon Dynamics, Inc. (a)	5,000	175
RalCorp. Holdings, Inc. (a)	6,300	222
Red Hat, Inc. (a)	10,000	230
Redwood Trust, Inc.	8,300	462
Regis Corp.	11,800	526
Renal Care Group, Inc. (a)	9,750	323
Rudolph Technologies, Inc. (a)	7,500	136
Salesforce.com, Inc. (a)	800	13
Salix Pharmaceuticals Ltd. (a)	10,500	346
Select Comfort Corp. (a)	18,150	515
Signature Bank & Trust (a)	7,400	176
Sonic Corp. (a)	13,200	300
Spherion Corp. (a)	7,200	73
Stericycle, Inc. (a)	5,500	285
The Cheesecake Factory, Inc. (a)	10,500	418
Ultralife Batteries, Inc. (a)	12,500	242
United Natural Foods, Inc. (a)	19,000	549
UNOVA, Inc. (a)	15,500	314
VCA Antech, Inc. (a)	15,000	672
Westcorp, Inc.	9,000	409
Western Wireless Corp. ‘A’ (a)	17,000	491
Wintrust Financial Corp.	5,700	288

		20,920

Total Common Stocks (Cost $39,009)		47,443

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  23

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

June 30, 2004

SHORT-TERM INSTRUMENTS 5.2%

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 5.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $2,654. Repurchase proceeds are $2,601.)	$2,601	$2,601

Total Short-Term Instruments (Cost $ 2,601)		2,601

Total Investments (b) 100.5% (Cost $ 41,610)		$50,044

Other Assets and Liabilities (Net) (0.5%)		(225)

Net Assets 100.0%		$49,819

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $22,163, which represents 44.49% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

24 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Global Technology Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 89.5%

Capital Goods 3.5%

Tyco International Ltd.	558,160	$18,497

Communications 2.5%

Amdocs Ltd. (a)	196,130	4,595
Nextel Partners, Inc. ‘A’ (a)	320,590	5,104
Tencent Holdings Ltd. (a)	6,094,000	3,359

		13,058

Consumer Services 4.8%

eBay, Inc. (a)	186,990	17,194
NetFlix, Inc. (a)	228,700	8,222

		25,416

Financial & Business Services 1.6%

Fiserv, Inc. (a)	214,030	8,324

Technology 77.1%

Advantest Corp.	43,500	2,958
Akamai Technologies, Inc. (a)	319,880	5,742
Analog Devices, Inc.	104,980	4,942
Ask Jeeves, Inc. (a)	106,500	4,157
Autodesk, Inc.	408,020	17,467
Avaya, Inc. (a)	325,600	5,141
Check Point Software Technologies Ltd. (a)	204,300	5,514
Cisco Systems, Inc. (a)	573,150	13,584
Citrix Systems, Inc. (a)	718,390	14,626
Computer Associates International, Inc.	165,240	4,637
Comverse Technology, Inc. (a)	1,027,770	20,494
Corning, Inc. (a)	405,930	5,301
Intergraph Corp. (a)	178,320	4,611
Juniper Networks, Inc. (a)	30,060	739
Marvell Technology Group Ltd. (a)	872,020	23,283
Mercury Interactive Corp. (a)	201,370	10,034
Microsoft Corp.	987,200	28,194
Motorola, Inc.	979,660	17,879
National Semiconductor Corp. (a)	578,230	12,715
NCR Corp. (a)	418,020	20,730
Netease.com, Inc. (a)	247,230	10,216
Network Appliance, Inc. (a)	260,360	5,606
Network Associates, Inc. (a)	556,180	10,084
Red Hat, Inc. (a)	170,310	3,912
Research In Motion Ltd. (a)	287,720	19,692
Salesforce.com, Inc. (a)	89,200	1,433
Samsung Electronics Co., Ltd. SP - GDR	2,820	580
SAP AG SP - ADR	134,980	5,644
SINA Corp. (a)	572,890	18,899
Softbank Corp.	201,800	8,987
Sohu.com, Inc. (a)	291,750	5,800
Solomon Systech International Ltd. (a)	10,556,970	2,612
Symantec Corp. (a)	170,530	7,466
Telefonaktiebolaget LM Ericsson SP - ADR (a)	374,670	11,210
Trend Micro, Inc.	180,000	8,095
VeriSign, Inc. (a)	422,650	8,411
VERITAS Software Corp. (a)	384,120	10,640
Yahoo Japan Corp. (a)	342	3,348
Yahoo!, Inc. (a)	1,134,570	41,219

		406,602

Total Common Stocks (Cost $362,484)		471,897

SHORT-TERM INSTRUMENTS 10.1%

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 10.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.625% due 11/15/2006 valued at $3,372; Federal Home Loan Bank 4.125% due 01/14/2005 valued at $25,502; and Freddie Mac 2.375% due 04/15/2006 valued at $25,503. Repurchase proceeds are $53,306.)	$53,305	$53,305

Total Short-Term Instruments (Cost $53,305)		53,305

Total Investments (c) 99.6% (Cost $415,789)		$525,202

Written Options (b) (0.3%) (Premiums $ 750)		(1,797)

Other Assets and Liabilities (Net) 0.7%		4,080

Net Assets 100.0%		$527,485

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT Ebay, Inc.	$75.000	07/17/2004	882	$230	$1,525
Call - CBOT Ask Jeeves, Inc.	45.000	09/18/2004	1,065	520	272

				$750	$1,797

(c)	Securities with an aggregate value of $23,388, which represents 4.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  25

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.7%

Australia 1.2%

The News Corp., Ltd.	125,000	$1,108

Brazil 0.9%

Uniao de Bancos Brasileiros S.A. SP - GDR	42,500	840

Canada 5.3%

EnCana Corp.	47,100	2,024
Shoppers Drug Mart Corp. (a)(b)	33,075	824
Shoppers Drug Mart Corp. (a)	17,500	436
Suncor Energy, Inc.	63,175	1,603

		4,887

Finland 0.9%

Nokia Corp. (a)	60,000	871

France 13.0%

Accor S.A.	17,500	742
Alcatel S.A. SP - ADR	60,800	942
Axa S.A.	65,000	1,442
BNP Paribas S.A.	18,225	1,127
Credit Agricole S.A. (a)	37,500	916
L’Oreal S.A.	11,000	883
Moet Hennessy Louis Vuitton S.A. (a)	15,475	1,125
Pernod Richard S.A. (a)	9,400	1,206
Sanofi-Synthelabo S.A.	11,250	717
Schneider Electric S.A. (a)	15,000	1,029
TotalFinaElf S.A.	10,000	1,918

		12,047

Germany 7.5%

Deutsche Bank AG (a)	11,600	917
Porsche AG	2,500	1,684
Puma AG Rudolf Dassler Sport	7,000	1,790
SAP AG	8,000	1,333
Siemens AG (a)	17,500	1,268

		6,992

Greece 0.9%

Greek Organization of Football Prognostics	45,000	847

Hong Kong 4.4%

CNOOC Ltd.	2,203,000	934
Hutchinson Whampoa Ltd.	132,000	906
Li & Fung Ltd.	716,000	1,051
Sun Hung Kai Properties Ltd.	140,000	1,154

		4,045

India 1.2%

ICICI Bank Ltd. SP - ADR	90,675	1,097

Ireland 0.8%

Bank of Ireland	59,050	789

Israel 1.0%

Teva Pharmaceutical Industries Ltd. SP - ADR	13,600	915

Italy 3.0%

Eni SpA (a)	82,775	1,655
Telecom Italia SpA	373,100	1,164

		2,819

Japan 16.7%

Canon, Inc.	27,000	1,439
Credit Saison Co., Ltd.	42,500	1,286
Daiwa House Industry Co., Ltd.	105,000	1,225
Ito En Ltd.	21,100	1,002
Murata Manufacturing Co., Ltd.	17,700	1,018
Nitto Denko Corp.	9,400	478
Omron Corp.	45,500	1,070
Orix Corp.	12,700	1,462
SMC Corp.	8,000	871
Tokyo Broadcasting System, Inc.	65,000	1,150
Toppan Printing Co., Ltd.	93,000	1,060
Tostem Inax Holding Corp.	60,000	1,296
Toyota Motor Corp.	28,200	1,149
USS Co., Ltd.	11,000	950

		15,456

Netherlands 3.3%

ING Group NV	66,625	1,581
Vedior NV - CVA	102,025	1,492

		3,073

Singapore 1.4%

Singapore Telecommunications Ltd.	1,000,000	1,308

South Korea 3.6%

Daewoo Shipbuilding & Marine Engineering Co., Ltd. SP - GDR (a)	37,400	895
Samsung Electronics Co., Ltd.	5,920	2,460

		3,355

Spain 2.0%

Banco de Sabadell S.A.	25,000	541
Banco Santander Central Hispano S.A.	123,225	1,287

		1,828

Switzerland 7.2%

Nobel Biocare Holding AG	8,650	1,355
Novartis AG	38,600	1,714
Roche Holdings AG - Genusschein	19,325	1,918
UBS AG	24,000	1,699

		6,686

Thailand 1.1%

Bangkok Bank Public Co., Ltd. (a)	423,450	979

United Kingdom 20.9%

BHP Billiton PLC	125,000	1,092
British Sky Broadcasting Group PLC	105,000	1,187
Carnival PLC	14,425	703
Compass Group PLC	150,000	920
Diageo PLC (a)	88,350	1,194
GlaxoSmithKline PLC	94,575	1,927
HSBC Holdings PLC (a)	60,000	895
Man Group PLC	45,400	1,181
Rank Group PLC	170,000	926
Reckitt Benckiser PLC	73,000	2,076
Rio Tinto PLC	42,500	1,027
Royal Bank of Scotland Group PLC	60,000	1,737
Shell Transport & Trading Co., PLC	111,675	822
Smith & Nephew PLC (a)	125,000	1,352
Vodafone Group PLC	1,080,000	2,375

		19,414

United States 1.4%

Synthes, Inc.	11,725	1,338

Total Common Stocks (Cost $77,274)		90,694

SHORT-TERM INSTRUMENTS 1.2%

	Principal Amount (000s)

Repurchase Agreement 1.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 2.150% due 06/02/2006 valued at $1,121. Repurchase proceeds are $1,096.)	$1,096	1,096

Total Short-Term Instruments (Cost $ 1,096)		1,096

Total Investments (c) 98.9% (Cost $ 78,370)		$91,790

Other Assets and Liabilities (Net) 1.1%		1,009

Net Assets 100.0%		$92,799

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(c)	Securities with an aggregate value of $81,942, which represents 88.30% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

26 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 9.2%

3M Co.	204,500	$18,407
Danaher Corp.	143,000	7,415
General Electric Co.	357,000	11,567
Ingersoll-Rand Co. ‘A’	102,000	6,968
Tyco International Ltd.	214,000	7,092

		51,449

Consumer Discretionary 7.0%

Coach, Inc. (a)	133,500	6,033
Nike, Inc. ‘B’	76,500	5,795
Starbucks Corp. (a)	262,500	11,413
The Estee Lauder Cos., Inc. ‘A’	65,100	3,176
Wal-Mart Stores, Inc.	242,000	12,768

		39,185

Consumer Services 4.1%

Apollo Group, Inc. ‘A’ (a)	69,700	6,154
Career Education Corp. (a)	71,800	3,271
Carnival Corp.	129,000	6,063
Viacom, Inc. ‘B’	200,500	7,162

		22,650

Consumer Staples 8.3%

Avon Products, Inc.	144,000	6,644
PepsiCo, Inc.	174,500	9,402
Procter & Gamble Co.	227,000	12,358
SYSCO Corp.	219,000	7,856
Walgreen Co.	271,000	9,813

		46,073

Energy 6.2%

Apache Corp.	133,500	5,814
BJ Services Co. (a)	186,300	8,540
Exxon Mobil Corp.	303,500	13,478
Schlumberger Ltd.	103,500	6,573

		34,405

Financial & Business Services 15.1%

Accenture Ltd. ‘A’ (a)	386,000	10,607
AFLAC, Inc.	137,500	5,611
Citigroup, Inc.	186,500	8,672
Fannie Mae	187,500	13,380
Fifth Third Bancorp	110,000	5,916
Franklin Resources, Inc.	122,500	6,135
Goldman Sachs Group, Inc.	116,500	10,970
Safeco Corp.	192,000	8,448
St. Paul Travelers Co., Inc.	235,500	9,547
Wachovia Corp.	117,000	5,206

		84,492

Healthcare 21.1%

Amgen, Inc. (a)	176,000	9,604
Anthem, Inc. (a)	61,500	5,508
Biogen Idec, Inc. (a)	114,000	7,210
Caremark Rx, Inc. (a)	128,000	4,216
Eli Lilly & Co.	92,000	6,432
Genentech, Inc. (a)	97,700	5,491
Gilead Sciences, Inc. (a)	138,500	9,279
McKesson Corp.	159,500	5,476
Medtronic, Inc.	278,700	13,578
Pfizer, Inc.	743,000	25,470
St. Jude Medical, Inc. (a)	136,500	10,326
Teva Pharmaceutical Industries Ltd. SP - ADR	155,500	10,464
Wyeth	138,500	5,008

		118,062

Materials & Processing 3.2%

Alcan, Inc.	238,000	9,853
Alcoa, Inc.	249,000	8,224

		18,077

Technology 22.2%

ASML Holding NV (a)	475,500	8,136
Cisco Systems, Inc. (a)	700,000	16,590
Corning, Inc. (a)	469,500	6,132
Dell, Inc. (a)	291,000	10,424
Intel Corp.	296,500	8,183
International Game Technology	239,500	9,245
Maxim Integrated Products, Inc.	167,000	8,754
Microsoft Corp.	426,000	12,167
Oracle Corp. (a)	1,077,800	12,858
Red Hat, Inc. (a)	72,000	1,654
Symantec Corp. (a)	165,000	7,224
VERITAS Software Corp. (a)	187,500	5,194
Yahoo!, Inc. (a)	488,000	17,729

		124,290

Transportation 1.7%

United Parcel Service, Inc. ‘B’	122,500	9,208

Total Common Stocks (Cost $499,887)		547,891

SHORT-TERM INSTRUMENTS 3.4%

	Principal Amount (000s)

Repurchase Agreement 3.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.000% due 11/19/2004 valued at $19,645. Repurchase proceeds are $19,257.)	$19,257	19,257

Total Short-Term Instruments (Cost $19,257)		19,257

Total Investments 101.5% (Cost $519,144)		$567,148

Other Assets and Liabilities (Net) (1.5%)		(8,396)

Net Assets 100.0%		$558,752

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  27

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.7%

Aerospace 2.3%

Alliant Techsystems, Inc. (a)	14,000	$887
Goodrich Corp.	136,000	4,397

		5,284

Capital Goods 3.8%

Danaher Corp.	52,540	2,724
Ingersoll-Rand Co. ‘A’	49,600	3,388
Weatherford International, Inc. (a)	60,500	2,721

		8,833

Communications 5.3%

Amdocs Ltd. (a)	75,100	1,760
Cox Radio, Inc. ‘A’ (a)	163,964	2,850
Entercom Communications Corp. (a)	66,800	2,492
Macromedia, Inc. (a)	59,100	1,451
Nextel Partners, Inc. ‘A’ (a)	93,800	1,493
Westwood One, Inc. (a)	97,880	2,330

		12,376

Consumer Discretionary 13.4%

Cintas Corp.	74,500	3,551
Coach, Inc. (a)	22,995	1,039
Dollar General Corp.	35,390	692
Dollar Tree Stores, Inc. (a)	24,290	666
Harman International Industries, Inc.	9,295	846
J.C. Penney Co., Inc.	78,390	2,960
Marvel Enterprises, Inc. (a)	212,525	4,148
Polo Ralph Lauren Corp.	20,010	689
Regis Corp.	47,295	2,109
Staples, Inc.	146,380	4,290
Take Two Interactive Software, Inc. (a)	21,785	667
The Estee Lauder Cos., Inc. ‘A’	66,895	3,263
TJX Cos., Inc.	166,000	4,007
Williams-Sonoma, Inc. (a)	70,900	2,337

		31,264

Consumer Services 6.8%

Career Education Corp. (a)	55,990	2,551
Corporate Executive Board Co.	11,900	688
E.W. Scripps Co. ‘A’	13,500	1,418
Hilton Hotels Corp.	158,000	2,948
Robert Half International, Inc.	111,800	3,328
Royal Caribbean Cruises Ltd.	16,395	712
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	93,300	4,185

		15,830

Consumer Staples 4.5%

CDW Corp.	44,600	2,844
Dean Foods Co. (a)	9,295	347
Kinetic Concepts, Inc. (a)	82,900	4,137
Performance Food Group Co. (a)	40,600	1,078
Smithfield Foods, Inc. (a)	67,195	1,976

		10,382

Energy 5.0%

Apache Corp.	6,900	300
BJ Services Co. (a)	75,200	3,447
Nabors Industries Ltd. (a)	62,800	2,840
Noble Corp. (a)	34,900	1,322
Smith International, Inc. (a)	53,700	2,994
XTO Energy, Inc.	25,500	760

		11,663

Financial & Business Services 9.7%

Ameritrade Holding Corp. (a)	127,300	1,445
CapitalSource, Inc. (a)	120,850	2,955
City National Corp.	38,188	2,509
Fidelity National Financial, Inc.	13,252	495
Fiserv, Inc. (a)	14,250	554
Franklin Resources, Inc.	9,906	496
M&T Bank Corp.	19,100	1,667
Mellon Financial Corp.	111,223	3,262
Perot Systems Corp. ‘A’ (a)	32,500	431
SEI Investments Co.	121,246	3,521
Willis Group Holdings Ltd.	55,345	2,073
XL Capital Ltd. ‘A’	12,600	951
Zions Bancorporation	37,550	2,307

		22,666

Healthcare 20.1%

Aetna, Inc.	47,930	4,074
Allergan, Inc.	28,080	2,514
Amylin Pharmaceuticals, Inc. (a)	88,980	2,029
Angiotech Pharmaceuticals, Inc. (a)	37,400	754
Barr Laboratories, Inc. (a)	37,500	1,264
Biomet, Inc. (a)	32,480	1,443
C.R. Bard, Inc.	6,360	360
Caremark Rx, Inc. (a)	94,864	3,125
Covance, Inc. (a)	11,820	456
Cytyc Corp. (a)	130,850	3,320
Elan Corp. PLC SP - ADR (a)	164,220	4,063
Fisher Scientific International, Inc.	31,490	1,819
IVAX Corp. (a)	77,420	1,857
McKesson Corp.	129,790	4,456
Nektar Therapeutics, Inc. (a)	134,170	2,678
Neurocrine Biosciences, Inc. (a)	38,000	1,970
OSI Pharmaceuticals, Inc. (a)	21,530	1,517
PacifiCare Health Systems, Inc. (a)	117,730	4,551
Sepracor, Inc. (a)	30,150	1,595
St. Jude Medical, Inc. (a)	36,890	2,791
Watson Pharmaceuticals, Inc. (a)	5,180	139

		46,775

Materials & Processing 2.9%

Air Products & Chemicals, Inc.	80,200	4,206
American Standard Cos., Inc. (a)	46,600	1,878
Valspar Corp.	12,000	605

		6,689

Technology 23.9%

Adtran, Inc.	112,300	3,747
Affiliated Computer Services, Inc. ‘A’ (a)	42,800	2,266
Agere Systems, Inc. ‘A’ (a)	454,700	1,046
Agilent Technologies, Inc. (a)	86,000	2,518
Akamai Technologies, Inc. (a)	28,000	503
Ask Jeeves, Inc. (a)	21,600	843
Citrix Systems, Inc. (a)	178,800	3,640
Comverse Technology, Inc. (a)	139,600	2,784
Corning, Inc. (a)	406,400	5,308
Diebold, Inc.	19,500	1,031
Emulex Corp. (a)	189,700	2,715
International Game Technology	18,100	699
Intersil Corp. ‘A’	76,200	1,650
Jabil Circuit, Inc. (a)	31,700	798
KLA-Tencor Corp. (a)	61,300	3,027
Linear Technology Corp.	61,900	2,443
Marvell Technology Group Ltd. (a)	21,400	571
Mercury Interactive Corp. (a)	52,500	2,616
Microchip Technology, Inc.	146,500	4,621
Molex, Inc. ‘A’	19,000	518
National Semiconductor Corp. (a)	132,800	2,920
Novell, Inc. (a)	331,600	2,782
SunGard Data Systems, Inc. (a)	71,100	1,849
Symantec Corp. (a)	6,900	302
VERITAS Software Corp. (a)	166,200	4,604

		55,801

Transportation 1.0%

Expeditors International Washington, Inc.	47,900	2,367

Total Common Stocks (Cost $214,792)		229,930

SHORT-TERM INSTRUMENTS 2.6%

	Principal Amount (000s)

Repurchase Agreement 2.6%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 6.250% due 11/15/2004 valued at $6,231. Repurchase proceeds are $6,108.)	$6,108	6,108

Total Short-Term Instruments (Cost $ 6,108)		6,108

Total Investments 101.3% (Cost $ 220,900)		$236,038

Other Assets and Liabilities (Net) (1.3%)		(3,004)

Net Assets 100.0%		$233,034

Notes to Schedule of Investments:

(a)	Non-income producing security.

28 PIMCO RCM Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Tax-Managed Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.6%

Aerospace 3.0%

United Technologies Corp.	12,000	$1,098

Capital Goods 6.3%
General Electric Co.	36,500	1,183
Tyco International Ltd.	34,300	1,137

		2,320

Communications 1.4%

Vodafone Group PLC SP - ADR	24,000	530

Consumer Discretionary 8.5%

Harley-Davidson, Inc.	12,350	765
Harman International Industries, Inc.	8,000	728
Starbucks Corp. (a)	22,700	987
Wal-Mart Stores, Inc.	12,700	670

		3,150

Consumer Services 4.2%

E.W. Scripps Co. ‘A’	8,500	892
Viacom, Inc. ‘B’	18,500	661

		1,553

Consumer Staples 16.9%

Colgate-Palmolive Co.	18,300	1,070
PepsiCo, Inc.	23,000	1,239
SYSCO Corp.	33,500	1,202
Walgreen Co.	31,000	1,123
Whole Foods Market, Inc.	9,000	859
Wm. Wrigley Jr. Co.	12,025	758

		6,251

Energy 7.8%

BJ Services Co. (a)	25,125	1,152
BP PLC SP - ADR	13,700	734
Schlumberger Ltd.	15,700	997

		2,883

Financial & Business Services 9.0%

Automatic Data Processing, Inc.	13,000	544
Fifth Third Bancorp	17,000	914
Merrill Lynch & Co., Inc.	20,000	1,080
Willis Group Holdings Ltd.	20,500	768

		3,306

Healthcare 19.5%

Amgen, Inc. (a)	13,000	709
Genentech, Inc. (a)	9,400	528
Johnson & Johnson	13,400	746
Medtronic, Inc.	23,375	1,139
Pfizer, Inc.	50,000	1,714
Stryker Corp.	18,300	1,007
Teva Pharmaceutical Industries Ltd. SP - ADR	20,000	1,346

		7,189

Technology 18.8%

Cisco Systems, Inc. (a)	32,000	758
Dell, Inc. (a)	23,700	849
Gentex Corp.	26,700	1,059
Intel Corp.	34,800	960
Microsoft Corp.	40,000	1,142
Novell, Inc. (a)	58,000	487
Oracle Corp. (a)	60,000	716
Symantec Corp. (a)	11,925	522
VERITAS Software Corp. (a)	16,500	457

		6,950

Transportation 3.2%

United Parcel Service, Inc. ‘B’	15,500	1,165

Total Common Stocks (Cost $31,111)		36,395

SHORT-TERM INSTRUMENTS 1.2%

	Principal Amount (000s)

Repurchase Agreement 1.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.320% due 04/07/2006 valued at $445. Repurchase proceeds are $436.)	$436	436

Total Short-Term Instruments (Cost $436)		436

Total Investments 99.8% (Cost $31,547)		$36,831

Other Assets and Liabilities (Net) 0.2%		64

Net Assets 100.0%		$36,895

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO RCM Funds Annual Report  29

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of

30 PIMCO RCM Funds Annual Report | 06.30.04

each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Europe Fund – $5,073; RCM Global Small-Cap Fund – $43,712; RCM Global Technology Fund – $45,048; RCM International Growth Equity Fund – $187,659; RCM Large-Cap Growth Fund – $37,648; RCM Mid-Cap Fund – $2,501 and RCM Tax-Managed Growth Fund – $6,053.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2004, $892,557 of cash was restricted and held as collateral by a counterparty to the RCM Global Technology Fund for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

06.30.04  |  PIMCO RCM Funds Annual Report  31

Notes to Financial Statements (Cont.)

June 30, 2004

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
RCM Europe Fund	0.80%	0.50%	N/A	N/A	N/A	N/A
RCM Global Small-Cap Fund	1.00%	0.40%	N/A	0.60%	0.60%	N/A
RCM Global Technology Fund	0.95%	0.40%	N/A	0.55%	0.55%	N/A
RCM International Growth Equity Fund	0.50%	0.50%	0.50%	0.70%	0.70%	N/A
RCM Large-Cap Growth Fund	0.45%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Tax-Managed Growth Fund	0.60%	0.30%	N/A	0.50%	0.50%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

The Fund’s Redemption Fee rates are as follows:

Funds	Rate
RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds	2.00%
All Other Funds	1.00	%*

*	The Redemption Fee became equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial

32  PIMCO RCM Funds Annual Report  |  06.30.04

intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $215,160 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

Inst’l Class
RCM Europe Fund	1.30%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

06/30/2004
RCM Europe Fund	$39

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

06.30.04  |  PIMCO RCM Funds Annual Report  33

Notes to Financial Statements (Cont.)

June 30, 2004

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
RCM Europe Fund	$2,943	$0
RCM Global Small-Cap Fund	63,426	36,697
RCM Global Technology Fund	892,838	833,274
RCM International Growth Equity Fund	82,169	73,218
RCM Large-Cap Growth Fund	471,104	414,117
RCM Mid-Cap Fund	341,783	384,211
RCM Tax-Managed Growth Fund	45,612	26,058

5. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
RCM Europe Fund	$34	$0	$0	$0	$0	$(26)
RCM Global Small-Cap Fund	0	0	3	0	(11,859)	(32)
RCM Global Technology Fund	1,437	0	(1,048)	0	(547,832)	(97)
RCM International Growth Equity Fund	843	0	(15)	0	(137,786)	(172)
RCM Large-Cap Growth Fund	0	0	0	0	(39,028)	0
RCM Mid-Cap Fund	0	0	0	0	(361,834)	0
RCM Tax-Managed Growth Fund	0	0	0	0	(15,099)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

34  PIMCO RCM Funds Annual Report  |  06.30.04

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008	2009	2010		2011
RCM Global Small-Cap Fund	$0	$10,705	$828		$326
RCM Global Technology Fund	0	435,073	81,912		30,847
RCM International Growth Equity Fund	0	79,524	47,077	(4)	11,185
RCM Large-Cap Growth Fund	0	0	25,203		13,825
RCM Mid-Cap Fund	0	212,202	135,960		13,672
RCM Tax-Managed Growth Fund	729	6,060	904		7,406	(5)

(4)	Includes $11,191,113 of acquired capital loss carryovers which may be limited under current tax law.
(5)	Includes $6,725,437 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
RCM Europe Fund	$3,004	$93	$(49)	$44
RCM Global Small-Cap Fund	41,651	9,281	(888)	8,393
RCM Global Technology Fund	426,738	103,362	(4,898)	98,464
RCM International Growth Equity Fund	81,511	12,380	(2,101)	10,279
RCM Large-Cap Growth Fund	524,051	55,521	(12,424)	43,097
RCM Mid-Cap Fund	222,553	22,020	(8,535)	13,485
RCM Tax-Managed Growth Fund	32,101	4,994	(264)	4,730

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
RCM Europe Fund	$0	$0	$0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	885	0	0
RCM Large-Cap Growth Fund	1,801	0	0
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.04  |  PIMCO RCM Funds Annual Report  35

Notes to Financial Statements (Cont.)

June 30, 2004

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Europe Fund		RCM Global Small-Cap Fund
	Period from 04/14/2004 to 06/30/2004		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	300	$3,000	708	$12,398	215	$2,636
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	2,427	41,368	1,821	20,896

Issued as reinvestment of distributions

Institutional Class	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Cost of shares redeemed

Institutional Class	0	0	(356)	(6,492)	(328)	(3,867)
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	(1,069)	(18,682)	(1,843)	(21,180)

Net increase (decrease) resulting from Fund share transactions	300	$3,000	1,710	$28,592	(135)	$(1,515)

	RCM Global Technology Fund				RCM International Growth Equity Fund				RCM Large-Cap Growth Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,609	$201,821	2,699	$52,227	3,675	$31,891	4,304	$30,960	10,161	$118,981	13,442	$139,801
Administrative Class	0	0	0	0	1	8	45	330	3,101	36,510	6,643	69,199
Other Classes	6,914	207,032	4,942	98,081	7,322	58,926	24,390	170,100	6,900	79,351	7,477	76,881

Issued as reinvestment of distributions

Institutional Class	0	0	0	0	45	403	33	229	102	1,182	70	722
Administrative Class	0	0	0	0	1	5	2	14	21	246	6	59
Other Classes	0	0	0	0	46	391	31	215	23	265	22	222

Cost of shares redeemed

Institutional Class	(4,567)	(140,918)	(4,053)	(75,920)	(2,217)	(19,363)	(10,304)	(74,549)	(6,861)	(80,208)	(4,090)	(42,159)
Administrative Class	0	0	0	0	(31)	(254)	(1,442)	(10,422)	(3,283)	(38,688)	(1,195)	(12,205)
Other Classes	(4,729)	(139,745)	(4,576)	(88,390)	(7,799)	(63,560)	(24,826)	(175,003)	(5,787)	(67,319)	(3,820)	(39,285)

Net increase (decrease) resulting from Fund share transactions	4,227	$128,190	(988)	$(14,002)	1,043	$8,447	$(7,767)	$(58,126)	4,377	$50,320	18,555	$193,235

36  PIMCO RCM Funds Annual Report  |  06.30.04

	RCM Mid-Cap Fund				RCM Tax-Managed Growth Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	15,646	$35,746	31,867	$58,645	111	$1,175	578	$5,210
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	3,042	7,006	4,587	8,430	987	10,053	592	5,399

Issued in reorganization

Institutional Class	0	0	0	0	50	501	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	1,999	19,768	0	0

Cost of shares redeemed

Institutional Class	(35,270)	(83,015)	(98,757)	(177,930)	(106)	(1,113)	(557)	(5,022)
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	(2,259)	(5,302)	(4,045)	(7,580)	(763)	(7,980)	(177)	(1,536)

Net increase (decrease) resulting from Fund share transactions	(18,841)	$(45,565)	(66,348)	$(118,435)	2,278	$22,404	436	$4,051

7. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated July 21, 2003, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
RCM Tax-Managed Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	$20,269	$20,269	$14,814	$35,083	$3,293

8. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium
Balance at 06/30/2003	$9
Sales	5,852
Closing Buys	(3,612)
Expirations	(1,499)

Balance at 06/30/2004	$750

06.30.04  |  PIMCO RCM Funds Annual Report  37

Notes to Financial Statements (Cont.)

June 30, 2004

9. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

38  PIMCO RCM Funds Annual Report  |  06.30.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the RCM Europe Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Tax-Managed Growth Fund, (7 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

06.30.04  |  PIMCO RCM Funds Annual Report  39

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

RCM International Growth Equity Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

RCM International Growth Equity Fund	0.64%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2004 are as follows:

	RCM Europe Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	—	—	0.00774	—	0.00122	0.00013
Austria	—	—	0.00538	0.00081	—	—
Belgium	0.00543	0.00081	0.00219	0.00033	—	—
Bermuda	—	—	0.00464	—	0.00144	—
Brazil	—	—	—	—	0.00915	0.00122
Canada	—	—	0.00061	0.00009	0.00267	0.00040
China	—	—	0.00126	—	—	—
Finland	—	—	0.00542	0.00081	0.00244	0.00037
France	0.02301	0.00345	0.00489	0.00073	0.02298	0.00343
Germany	0.01572	0.00236	0.00735	0.00110	0.00729	0.00109
Greece	—	—	—	—	0.00352	—
Hong Kong	—	—	0.01154	—	0.02042	—
Ireland	0.00257	—	—	—	0.00197	—
Israel	—	—	—	—	0.00030	0.00006
Italy	0.01978	0.00297	0.03006	0.00370	0.01224	0.00184
Japan	—	—	0.03225	0.00240	0.01777	0.00142
Luxembourg	0.00266	0.00040	—	—	—	—
Malaysia	—	—	0.00841	0.00147	—	—
Netherlands	0.01190	0.00162	0.01836	0.00275	0.00921	0.00084
Norway	—	—	0.01316	0.00197	—	—
Singapore	—	—	0.00502	0.00110	0.00103	0.00021
South Africa	—	—	—	—	0.00216	—
South Korea	—	—	—	—	0.00648	0.00115
Spain	0.00331	0.00050	0.00209	0.00013	0.00545	0.00065
Sweden	0.00310	0.00047	0.00308	0.00046	—	—
Switzerland	0.01620	0.00243	0.00809	0.00121	0.01118	0.00168
Taiwan	—	—	—	—	0.00068	0.00014
Thailand	—	—	0.00520	0.00052	—	—
United Kingdom	0.01912	0.00191	0.02338	0.00234	0.04943	0.00495

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

40  PIMCO RCM Funds Annual Report  |  06.30.04

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

06.30.04  |  PIMCO RCM Funds Annual Report  41

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

42  PIMCO RCM Funds Annual Report  |  06.30.04

(This Page Intentionally Left Blank)

06.30.04  |  PIMCO RCM Funds Annual Report  43

PIMCO Funds: Access to the highest standard

Investment Adviser and Administrator	PA Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Sub-Adviser	RCM Capital Management LLC 4 Embarcadero Center San Francisco, CA 94111

Distributor	PA Distributors LLC 2187 Atlantic Street Stamford, CT 06902

Custodian	State Street Bank & Trust Co. 801 Pennsylvania Kansas City, MO 64105

Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”) 330 W. 9th Street Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1055 Broadway Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLC One International Place Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/BFDS, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.	15-21350-02

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

Annual Report

06.30.04

PIMCO Domestic Stock Funds

Share Classes A B C

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

PEA Opportunity Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS PEA Value Fund NACM Value Fund NFJ Dividend Value Fund NFJ Large-Cap Value Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund STOCK AND BOND FUND Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds : Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO Funds Annual Report  |  06.30.04  3

Important Information

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Mid-Cap (1/97), NFJ Small-Cap Value (1/97), PEA Value (1/97), NFJ Dividend Value (10/01), PEA Growth & Income (7/00), NFJ Large-Cap Value (7/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Tax-Managed Growth (12/98). The oldest share classes for PEA Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: PEA Growth (A in 10/90, B in 5/95) and PEA Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for PEA Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Except for RCM Tax-Managed, which is shown both with and without the effect of taxes, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Annual Report  |  06.30.04  5

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	PIMCO Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of PIMCO Funds. Approximately 60% of the portfolio will be invested in stocks funds and 40% in bond funds.

•	The Fund’s Class A Shares had a total return of 16.21% for the one-year period ended June 30, 2004, underperforming the 20.45% return of the Fund’s benchmark, the Russell 3000 Index, for the same period.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	In July of 2003, U.S. government bond yields rose sharply from four-decade lows after the economy began to recover and deflation fears diminished. Weak payroll growth sparked a bond rally that lasted until March of 2004. Over the year, the Lehman Brothers Aggregate Bond Index was basically flat, returning 0.32%.

•	Equity Funds represented 64% of the overall portfolio as of June 30, 2004. Top-performing funds for the one-year period were stock funds such as PIMCO PEA Value Fund, which outperformed its primary benchmark, the Russell 1000 Value Index by 14.45% and PIMCO PEA Renaissance Fund, which outperformed its primary benchmark, the Russell Mid-Cap Value Index by 13.02%.

•	Fixed Income Funds represented 36% of the overall portfolio as of June 30, 2004, which aided performance, since overall returns from bonds were modest for the period. Bond funds such as PIMCO Total Return Fund outperformed its primary benchmark, the Lehman Aggregate Bond Index, by 0.24% while the PIMCO Foreign Bond Fund outperformed its primary benchmark, the JP Morgan Non-US Index-Hdg, by 1.30% for the period.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (9/30/98)
PIMCO Asset Allocation Fund Class A	16.21%	4.18%	—	6.25%
PIMCO Asset Allocation Fund Class A (adjusted)	9.82%	3.00%	—	5.22%
PIMCO Asset Allocation Fund Class B	15.39%	3.42%	—	5.47%
PIMCO Asset Allocation Fund Class B (adjusted)	10.39%	3.09%	—	5.34%
PIMCO Asset Allocation Fund Class C (adjusted)	14.35%	3.42%	—	5.47%
Russell 3000 Index	20.45%	–1.08%	—	—
Lehman Brothers Aggregate Bond Index	0.32%	6.95%	—	—
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-U.S., 40% LBAG Index	13.42%	2.73%	—	—
Lipper Balanced Fund Average	11.65%	1.53%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,029.80	$1,027.40	$1,027.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$3.28	$7.06	$7.06	$3.27	$7.05	$7.05

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMCO Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value  For periods ended 6/30/04

	Asset Allocation Fund Share Class A	Asset Allocation Fund Share Class B	Asset Allocation Fund Share Class C	Russell 3000 Index	Lehman Brothers Aggregate Bond Index	48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S.; 40% LBAG Index
09/30/1998	9,450	10,000	10,000	10,000	10,000	10,000
10/31/1998	9,724	10,290	10,290	10,759	9,947	10,469
11/30/1998	10,074	10,650	10,650	11,417	10,004	10,868
12/31/1998	10,403	10,994	10,994	12,144	10,034	11,257
01/31/1999	10,460	11,045	11,045	12,556	10,105	11,472
02/28/1999	10,143	10,699	10,699	12,112	9,929	11,166
03/31/1999	10,339	10,899	10,900	12,556	9,984	11,452
04/30/1999	10,715	11,286	11,297	13,123	10,016	11,783
05/31/1999	10,580	11,134	11,144	12,873	9,928	11,568
06/30/1999	10,915	11,483	11,482	13,524	9,896	11,898
07/31/1999	10,790	11,350	11,349	13,114	9,854	11,738
08/31/1999	10,731	11,279	11,277	12,964	9,849	11,676
09/30/1999	10,653	11,184	11,184	12,632	9,963	11,596
10/31/1999	10,897	11,430	11,440	13,424	10,000	12,014
11/30/1999	11,102	11,645	11,645	13,800	9,999	12,233
12/31/1999	11,655	12,214	12,216	14,681	9,951	12,724
01/31/2000	11,316	11,859	11,861	14,105	9,919	12,385
02/29/2000	11,674	12,214	12,217	14,237	10,039	12,540
03/31/2000	12,152	12,713	12,709	15,351	10,171	13,134
04/30/2000	11,791	12,334	12,330	14,811	10,142	12,810
05/31/2000	11,647	12,171	12,168	14,395	10,137	12,595
06/30/2000	11,914	12,441	12,447	14,821	10,348	12,943
07/31/2000	11,925	12,441	12,447	14,558	10,442	12,819
08/31/2000	12,485	13,016	13,023	15,639	10,593	13,369
09/30/2000	12,258	12,769	12,775	14,930	10,660	13,023
10/31/2000	12,174	12,682	12,688	14,718	10,730	12,919
11/30/2000	11,695	12,170	12,176	13,361	10,906	12,362
12/31/2000	12,158	12,654	12,663	13,586	11,108	12,604
01/31/2001	12,309	12,800	12,796	14,050	11,290	12,916
02/28/2001	11,810	12,268	12,276	12,766	11,388	12,272
03/31/2001	11,365	11,805	11,810	11,934	11,445	11,808
04/30/2001	11,808	12,254	12,260	12,891	11,398	12,339
05/31/2001	11,832	12,267	12,272	12,994	11,467	12,376
06/30/2001	11,684	12,116	12,111	12,755	11,510	12,228
07/31/2001	11,719	12,140	12,147	12,544	11,767	12,208
08/31/2001	11,460	11,858	11,866	11,804	11,902	11,882
09/30/2001	10,901	11,269	11,276	10,763	12,041	11,283
10/31/2001	11,113	11,490	11,484	11,014	12,293	11,542
11/30/2001	11,551	11,944	11,938	11,862	12,123	11,968
12/31/2001	11,700	12,092	12,089	12,029	12,046	12,037
01/31/2002	11,652	12,018	12,027	11,879	12,144	11,942
02/28/2002	11,569	11,945	11,940	11,637	12,261	11,881
03/31/2002	11,897	12,265	12,260	12,146	12,057	12,130
04/30/2002	11,741	12,104	12,100	11,509	12,291	11,928
05/31/2002	11,669	12,017	12,013	11,375	12,396	11,917
06/30/2002	11,171	11,492	11,498	10,556	12,503	11,485
07/31/2002	10,446	10,744	10,737	9,717	12,654	10,968
08/31/2002	10,518	10,806	10,812	9,763	12,868	11,067
09/30/2002	9,874	10,138	10,143	8,736	13,076	10,439
10/31/2002	10,250	10,512	10,517	9,432	13,016	10,886
11/30/2002	10,698	10,974	10,968	10,003	13,013	11,264
12/31/2002	10,465	10,727	10,720	9,437	13,281	11,008
01/31/2003	10,283	10,539	10,544	9,206	13,293	10,836
02/28/2003	10,198	10,439	10,431	9,054	13,477	10,784
03/31/2003	10,215	10,450	10,454	9,149	13,466	10,810
04/30/2003	10,767	11,003	11,008	9,897	13,577	11,394
05/31/2003	11,368	11,621	11,626	10,495	13,831	11,897
06/30/2003	11,523	11,772	11,776	10,636	13,803	12,004
07/31/2003	11,573	11,809	11,813	10,880	13,339	12,013
08/31/2003	11,859	12,089	12,093	11,121	13,428	12,215
09/30/2003	11,906	12,141	12,144	11,000	13,783	12,322
10/31/2003	12,379	12,612	12,615	11,666	13,655	12,730
11/30/2003	12,554	12,778	12,768	11,827	13,687	12,859
12/31/2003	13,005	13,221	13,222	12,367	13,826	13,312
01/31/2004	13,242	13,463	13,464	12,626	13,938	13,514
02/29/2004	13,417	13,642	13,630	12,796	14,089	13,701
03/31/2004	13,449	13,650	13,650	12,644	14,194	13,674
04/30/2004	13,097	13,291	13,291	12,382	13,825	13,345
05/31/2004	13,173	13,368	13,355	12,562	13,769	13,420
06/30/2004	13,394	13,484	13,581	12,812	13,847	13,615

6  PIMCO Funds Annual Report  |  06.30.04

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class A Shares returned 16.04% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hindered by underweight exposure to financial services, which had strong returns for much of the period. Several of the Fund’s holdings in the sector did, however, perform well, including property and casualty insurer Allstate and brokerage firm Merrill Lynch.

•	The Fund’s overweight in technology helped performance. In particular, the Fund benefited from its position in Yahoo!, which posted triple-digit gains for the fiscal year. An overweight in consumer discretionary also contributed to performance, as these companies were supported by the growing economy. Some holdings in this sector that did well include Coach, a high-end leather goods retailer, and Starwood, a hotel chain operator that was added to the portfolio during the year.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (3/8/91)
PIMCO CCM Capital Appreciation Fund Class A	16.04%	0.71%	11.75%	11.80%
PIMCO CCM Capital Appreciation Fund Class A (adjusted)	9.65%	–0.42%	11.12%	11.32%
PIMCO CCM Capital Appreciation Fund Class B	15.25%	–0.04%	11.18%	11.36%
PIMCO CCM Capital Appreciation Fund Class B (adjusted)	10.25%	–0.28%	11.18%	11.36%
PIMCO CCM Capital Appreciation Fund Class C (adjusted)	14.22%	–0.03%	10.93%	10.97%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Multi-Cap Growth Fund Average	20.53%	–3.22%	10.31%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,025.80	$1,022.70	$1,022.60	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$5.54	$9.30	$9.30	$5.54	$9.31	$9.31

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	CCM Capital Appreciation Fund Share Class A	CCM Capital Appreciation Fund Share Class B	CCM Capital Appreciation Fund Share Class C	S&P 500 Index
03/31/1991	9,450	10,000	10,000	10,000
04/30/1991	9,172	9,699	9,699	10,024
05/31/1991	9,622	10,169	10,169	10,457
06/30/1991	9,101	9,612	9,612	9,978
07/31/1991	9,749	10,290	10,290	10,443
08/31/1991	10,051	10,603	10,603	10,691
09/30/1991	9,909	10,447	10,447	10,512
10/31/1991	10,245	10,794	10,794	10,653
11/30/1991	9,944	10,471	10,471	10,224
12/31/1991	11,323	11,915	11,915	11,393
01/31/1992	11,211	11,790	11,790	11,181
02/29/1992	11,328	11,907	11,907	11,327
03/31/1992	10,952	11,504	11,504	11,106
04/30/1992	10,925	11,468	11,468	11,432
05/31/1992	10,968	11,506	11,506	11,488
06/30/1992	10,619	11,133	11,133	11,317
07/31/1992	10,925	11,446	11,446	11,780
08/31/1992	10,650	11,151	11,151	11,539
09/30/1992	10,927	11,434	11,434	11,674
10/31/1992	11,304	11,822	11,822	11,714
11/30/1992	11,962	12,503	12,503	12,113
12/31/1992	12,124	12,664	12,664	12,262
01/31/1993	12,532	13,082	13,082	12,364
02/28/1993	12,378	12,913	12,913	12,533
03/31/1993	12,946	13,498	13,498	12,797
04/30/1993	12,624	13,155	13,155	12,488
05/31/1993	13,193	13,739	13,739	12,822
06/30/1993	13,400	13,945	13,945	12,860
07/31/1993	13,206	13,735	13,735	12,808
08/31/1993	13,684	14,224	14,224	13,294
09/30/1993	14,082	14,629	14,629	13,192
10/31/1993	14,113	14,651	14,651	13,465
11/30/1993	13,826	14,344	14,344	13,337
12/31/1993	14,215	14,738	14,738	13,498
01/31/1994	14,711	15,243	15,243	13,957
02/28/1994	14,507	15,023	15,023	13,578
03/31/1994	13,778	14,259	14,259	12,986
04/30/1994	13,826	14,300	14,300	13,152
05/31/1994	13,811	14,275	14,275	13,368
06/30/1994	13,418	13,860	13,860	13,041
07/31/1994	13,741	14,185	14,185	13,469
08/31/1994	14,147	14,595	14,595	14,021
09/30/1994	13,764	14,190	14,190	13,678
10/31/1994	14,075	14,503	14,503	13,986
11/30/1994	13,427	13,826	13,826	13,476
12/31/1994	13,555	13,949	13,949	13,676
01/31/1995	13,543	13,926	13,926	14,031
02/28/1995	14,215	14,610	14,610	14,578
03/31/1995	14,834	15,237	15,237	15,008
04/30/1995	15,339	15,747	15,747	15,450
05/31/1995	15,896	16,308	16,308	16,067
06/30/1995	16,579	16,999	16,999	16,440
07/31/1995	17,494	17,926	17,926	16,986
08/31/1995	17,658	18,083	18,083	17,028
09/30/1995	18,353	18,783	18,783	17,747
10/31/1995	18,003	18,414	18,414	17,683
11/30/1995	18,550	18,962	18,962	18,460
12/31/1995	18,518	18,917	18,917	18,815
01/31/1996	19,135	19,535	19,535	19,456
02/29/1996	19,854	20,257	20,257	19,636
03/31/1996	19,885	20,276	20,276	19,825
04/30/1996	20,128	20,512	20,512	20,117
05/31/1996	20,632	21,012	21,012	20,636
06/30/1996	20,587	20,953	20,953	20,715
07/31/1996	19,545	19,879	19,879	19,800
08/31/1996	20,379	20,716	20,716	20,217
09/30/1996	21,623	21,967	21,967	21,355
10/31/1996	22,161	22,499	22,499	21,944
11/30/1996	23,767	24,116	24,116	23,603
12/31/1996	23,387	23,715	23,715	23,135
01/31/1997	24,752	25,086	25,086	24,581
02/28/1997	24,484	24,815	24,802	24,773
03/31/1997	23,592	23,884	23,884	23,756
04/30/1997	24,331	24,621	24,621	25,174
05/31/1997	25,874	26,172	26,172	26,706
06/30/1997	26,983	27,270	27,270	27,903
07/31/1997	29,891	30,178	30,178	30,123
08/31/1997	28,756	29,015	29,015	28,436
09/30/1997	30,490	30,760	30,760	29,993
10/31/1997	29,930	30,165	30,165	28,991
11/30/1997	30,682	30,902	30,902	30,333
12/31/1997	31,275	31,489	31,482	30,854
01/31/1998	30,780	30,960	30,968	31,195
02/28/1998	33,033	33,214	33,205	33,445
03/31/1998	34,860	35,023	35,027	35,158
04/30/1998	34,873	35,037	35,013	35,511
05/31/1998	34,269	34,430	34,401	34,901
06/30/1998	35,725	35,893	35,833	36,319
07/31/1998	34,696	34,859	34,776	35,932
08/31/1998	29,023	29,160	29,076	30,737
09/30/1998	30,643	30,787	30,675	32,706
10/31/1998	32,043	32,194	32,049	35,366
11/30/1998	34,104	34,264	34,107	37,510
12/31/1998	36,648	36,820	36,617	39,671
01/31/1999	37,828	38,006	37,778	41,330
02/28/1999	36,307	36,478	36,244	40,045
03/31/1999	37,179	37,353	37,078	41,648
04/30/1999	38,450	38,631	38,327	43,261
05/31/1999	37,120	37,294	36,971	42,239
06/30/1999	39,351	39,535	39,174	44,584
07/31/1999	37,887	38,065	37,701	43,192
08/31/1999	37,133	37,307	36,928	42,977
09/30/1999	36,186	36,356	35,976	41,800
10/31/1999	38,712	38,893	38,447	44,445
11/30/1999	40,558	40,749	40,266	45,349
12/31/1999	44,776	44,987	44,421	48,020
01/31/2000	43,540	43,745	43,173	45,608
02/29/2000	46,980	47,201	46,562	44,744
03/31/2000	49,221	49,452	48,755	49,121
04/30/2000	47,050	47,271	46,580	47,643
05/31/2000	46,368	46,586	45,854	46,665
06/30/2000	48,288	48,515	47,738	47,816
07/31/2000	47,752	47,976	47,156	47,068
08/31/2000	53,258	53,508	52,574	49,991
09/30/2000	52,576	52,823	51,870	47,352
10/31/2000	51,198	51,439	50,474	47,152
11/30/2000	48,224	48,450	47,501	43,435
12/31/2000	50,857	51,096	50,076	43,647
01/31/2001	48,182	48,408	47,402	45,195
02/28/2001	45,705	45,920	44,932	41,074
03/31/2001	43,155	43,358	42,412	38,472
04/30/2001	45,580	45,794	44,753	41,462
05/31/2001	45,854	46,069	45,008	41,740
06/30/2001	43,877	44,083	43,023	40,724
07/31/2001	42,754	42,955	41,904	40,323
08/31/2001	40,980	41,172	40,123	37,799
09/30/2001	38,554	38,735	37,732	34,747
10/31/2001	38,481	38,661	37,657	35,409
11/30/2001	40,431	40,621	39,539	38,126
12/31/2001	41,107	41,300	40,148	38,460
01/31/2002	40,605	40,796	39,638	37,898
02/28/2002	39,428	39,613	38,469	37,168
03/31/2002	40,906	41,098	39,893	38,566
04/30/2002	39,577	39,763	38,568	36,227
05/31/2002	38,951	39,134	37,932	35,960
06/30/2002	36,673	36,845	35,694	33,399
07/31/2002	33,317	33,474	32,413	30,796
08/31/2002	33,417	33,574	32,491	30,999
09/30/2002	30,837	30,982	29,947	27,630
10/31/2002	32,392	32,544	31,448	30,062
11/30/2002	32,793	32,947	31,828	31,830
12/31/2002	31,390	31,537	30,434	29,960
01/31/2003	31,063	31,209	30,102	29,175
02/28/2003	30,662	30,807	29,696	28,737
03/31/2003	31,313	31,460	30,308	29,016
04/30/2003	33,041	33,196	31,962	31,407
05/31/2003	34,868	35,032	33,692	33,061
06/30/2003	35,144	35,309	33,948	33,483
07/31/2003	35,920	36,089	34,684	34,073
08/31/2003	36,847	37,020	35,551	34,738
09/30/2003	36,320	36,491	35,043	34,369
10/31/2003	38,626	38,808	37,205	36,313
11/30/2003	38,951	39,134	37,536	36,633
12/31/2003	39,753	39,940	38,250	38,554
01/31/2004	40,230	40,419	38,709	39,262
02/29/2004	40,959	41,151	39,370	39,807
03/31/2004	40,983	41,176	39,370	39,207
04/30/2004	39,028	39,212	37,461	38,591
05/31/2004	39,680	39,866	38,072	39,121
06/30/2004	40,783	40,975	39,115	39,881

PIMCO Funds Annual Report  |  06.30.04  7

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Class A Shares returned 23.03% for the year ended June 30, 2004, compared to a 29.40% return for the Russell Mid-Cap Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004 the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hurt by the Fund’s underweight in financial services, which had strong returns for most of the period. Despite an underweighting, performance benefited from select holdings, including Bear Stearns and Legg Mason.

•	The Fund’s overweighting in consumer discretionary also aided performance, as the economic recovery helped many consumer cyclical stocks. The Fund’s top performers in this category included Nordstrom, a high-end retailer, and Chico’s, a women’s apparel retailer.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (8/26/91)
PIMCO CCM Mid-Cap Fund Class A	23.03%	5.23%	12.41%	11.94%
PIMCO CCM Mid-Cap Fund Class A (adjusted)	16.27%	4.05%	11.78%	11.45%
PIMCO CCM Mid-Cap Fund Class B	22.11%	4.44%	11.83%	11.49%
PIMCO CCM Mid-Cap Fund Class B (adjusted)	17.11%	4.14%	11.83%	11.49%
PIMCO CCM Mid-Cap Fund Class C (adjusted)	21.10%	4.44%	11.58%	11.11%
Russell Mid-Cap Index	29.40%	6.51%	13.49%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,065.70	$1,061.80	$1,061.80	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$5.65	$9.48	$9.48	$5.54	$9.31	$9.31

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	CCM Mid-Cap Fund Share Class A	CCM Mid-Cap Fund Share Class B	CCM Mid-Cap Fund Share Class C	Russell Mid-Cap Index
08/31/1991	9,450	10,000	10,000	10,000
09/30/1991	9,400	9,940	9,940	9,942
10/31/1991	9,741	10,295	10,295	10,145
11/30/1991	9,463	9,995	9,995	9,726
12/31/1991	10,694	11,288	11,288	10,816
01/31/1992	10,702	11,290	11,290	11,019
02/29/1992	10,803	11,390	11,390	11,272
03/31/1992	10,477	11,038	11,038	10,984
04/30/1992	10,404	10,955	10,955	11,070
05/31/1992	10,410	10,954	10,954	11,142
06/30/1992	10,131	10,654	10,654	10,961
07/31/1992	10,406	10,936	10,936	11,419
08/31/1992	10,098	10,606	10,606	11,156
09/30/1992	10,428	10,946	10,946	11,388
10/31/1992	10,765	11,293	11,293	11,666
11/30/1992	11,410	11,962	11,962	12,254
12/31/1992	11,629	12,184	12,184	12,583
01/31/1993	12,056	12,624	12,624	12,835
02/28/1993	11,680	12,223	12,223	12,849
03/31/1993	12,153	12,710	12,710	13,267
04/30/1993	11,816	12,350	12,350	12,916
05/31/1993	12,318	12,867	12,867	13,326
06/30/1993	12,695	13,253	13,253	13,476
07/31/1993	12,535	13,077	13,077	13,541
08/31/1993	13,151	13,712	13,712	14,143
09/30/1993	13,500	14,067	14,067	14,198
10/31/1993	13,359	13,911	13,911	14,209
11/30/1993	12,981	13,510	13,510	13,880
12/31/1993	13,410	13,947	13,947	14,383
01/31/1994	13,683	14,222	14,222	14,779
02/28/1994	13,660	14,190	14,190	14,578
03/31/1994	13,157	13,659	13,659	13,957
04/30/1994	13,201	13,695	13,695	14,053
05/31/1994	12,957	13,434	13,434	14,072
06/30/1994	12,522	12,974	12,974	13,656
07/31/1994	12,801	13,255	13,255	14,124
08/31/1994	13,467	13,936	13,936	14,794
09/30/1994	13,118	13,567	13,567	14,432
10/31/1994	13,378	13,827	13,827	14,543
11/30/1994	12,742	13,161	13,161	13,901
12/31/1994	13,041	13,461	13,461	14,082
01/31/1995	12,912	13,320	13,320	14,371
02/28/1995	13,693	14,118	14,118	15,115
03/31/1995	14,129	14,558	14,558	15,547
04/30/1995	14,443	14,873	14,873	15,782
05/31/1995	14,936	15,372	15,372	16,300
06/30/1995	15,812	16,264	16,264	16,848
07/31/1995	17,299	17,782	17,782	17,666
08/31/1995	17,427	17,903	17,903	17,937
09/30/1995	17,670	18,142	18,142	18,342
10/31/1995	17,393	17,846	17,846	17,932
11/30/1995	17,723	18,173	18,173	18,824
12/31/1995	17,834	18,275	18,275	18,933
01/31/1996	18,181	18,619	18,619	19,332
02/29/1996	18,616	19,054	19,054	19,786
03/31/1996	18,844	19,274	19,274	20,073
04/30/1996	19,231	19,659	19,659	20,641
05/31/1996	19,550	19,972	19,972	20,953
06/30/1996	19,146	19,547	19,547	20,638
07/31/1996	18,224	18,593	18,593	19,361
08/31/1996	19,212	19,589	19,589	20,283
09/30/1996	20,554	20,945	20,945	21,285
10/31/1996	20,685	21,065	21,065	21,455
11/30/1996	21,937	22,327	22,327	22,762
12/31/1996	21,914	22,289	22,289	22,530
01/31/1997	22,809	23,183	23,196	23,373
02/28/1997	22,416	22,783	22,783	23,338
03/31/1997	21,776	22,108	22,107	22,346
04/30/1997	22,231	22,558	22,558	22,902
05/31/1997	23,756	24,097	24,097	24,573
06/30/1997	24,901	25,235	25,248	25,377
07/31/1997	27,201	27,563	27,562	27,494
08/31/1997	27,164	27,500	27,500	27,194
09/30/1997	29,059	29,402	29,402	28,747
10/31/1997	28,444	28,752	28,751	27,628
11/30/1997	28,629	28,927	28,938	28,286
12/31/1997	29,283	29,577	29,576	29,067
01/31/1998	28,761	29,021	29,020	28,520
02/28/1998	30,443	30,703	30,702	30,750
03/31/1998	31,369	31,617	31,616	32,208
04/30/1998	31,812	32,041	32,054	32,289
05/31/1998	30,716	30,929	30,928	31,291
06/30/1998	31,303	31,485	31,484	31,724
07/31/1998	30,389	30,560	30,559	30,211
08/31/1998	24,965	25,089	25,089	25,377
09/30/1998	26,765	26,898	26,878	27,019
10/31/1998	27,496	27,633	27,592	28,862
11/30/1998	29,008	29,152	29,091	30,227
12/31/1998	31,468	31,625	31,552	31,998
01/31/1999	30,111	30,262	30,160	31,944
02/28/1999	28,467	28,609	28,505	30,880
03/31/1999	28,604	28,747	28,630	31,847
04/30/1999	30,071	30,221	30,076	34,200
05/31/1999	30,002	30,152	29,980	34,101
06/30/1999	31,262	31,418	31,233	35,305
07/31/1999	30,399	30,551	30,343	34,334
08/31/1999	29,372	29,518	29,299	33,445
09/30/1999	28,811	28,955	28,727	32,267
10/31/1999	29,785	29,933	29,675	33,797
11/30/1999	31,482	31,639	31,346	34,770
12/31/1999	35,415	35,591	35,243	37,830
01/31/2000	34,565	34,737	34,365	36,578
02/29/2000	42,062	42,271	41,805	39,391
03/31/2000	43,791	44,009	43,490	41,648
04/30/2000	41,071	41,276	40,772	39,678
05/31/2000	40,180	40,380	39,854	38,626
06/30/2000	41,980	42,189	41,624	39,770
07/31/2000	41,031	41,236	40,662	39,324
08/31/2000	44,671	44,893	44,228	43,091
09/30/2000	45,260	45,486	44,786	42,475
10/31/2000	44,464	44,685	43,962	41,821
11/30/2000	41,485	41,691	40,994	38,057
12/31/2000	45,310	45,535	44,741	40,953
01/31/2001	43,239	43,454	42,665	41,613
02/28/2001	41,825	42,033	41,261	39,079
03/31/2001	39,809	40,007	39,244	36,656
04/30/2001	41,167	41,372	40,551	39,790
05/31/2001	41,356	41,562	40,705	40,530
06/30/2001	39,602	39,800	38,975	40,149
07/31/2001	37,717	37,905	37,092	39,001
08/31/2001	36,322	36,503	35,709	37,499
09/30/2001	33,986	34,156	33,384	32,977
10/31/2001	33,949	34,118	33,327	34,283
11/30/2001	35,324	35,500	34,634	37,155
12/31/2001	36,394	36,576	35,680	38,649
01/31/2002	35,521	35,698	34,791	38,417
02/28/2002	35,105	35,280	34,388	38,010
03/31/2002	36,604	36,787	35,815	40,291
04/30/2002	36,659	36,842	35,854	39,509
05/31/2002	36,014	36,193	35,180	39,062
06/30/2002	33,640	33,808	32,865	36,445
07/31/2002	30,435	30,586	29,700	32,888
08/31/2002	30,663	30,816	29,911	33,069
09/30/2002	29,087	29,232	28,368	30,017
10/31/2002	29,808	29,957	29,043	31,533
11/30/2002	30,017	30,166	29,217	33,721
12/31/2002	28,993	29,138	28,215	32,392
01/31/2003	28,576	28,718	27,789	31,738
02/28/2003	28,216	28,356	27,422	31,319
03/31/2003	28,385	28,526	27,576	31,629
04/30/2003	29,904	30,053	29,023	33,926
05/31/2003	32,236	32,397	31,261	37,030
06/30/2003	32,787	32,951	31,783	37,404
07/31/2003	33,413	33,580	32,362	38,638
08/31/2003	34,780	34,953	33,672	40,315
09/30/2003	34,060	34,230	32,938	39,811
10/31/2003	36,867	37,050	35,659	42,849
11/30/2003	37,722	37,910	36,451	44,053
12/31/2003	37,854	38,043	36,545	45,374
01/31/2004	39,031	39,226	37,664	46,695
02/29/2004	39,886	40,085	38,473	47,699
03/31/2004	40,209	40,410	38,762	47,708
04/30/2004	38,142	38,332	36,735	45,957
05/31/2004	39,226	39,421	37,756	47,097
06/30/2004	40,344	40,545	38,798	48,401

8  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in U.S. companies across all market capitalizations that are perceived to be undervalued in the marketplace.

•	The Fund’s Class A Shares posted a 27.33% total return for the 12-month period ended June 30, 2004. This compared favorably to the Russell 3000 Value Index, which increased 22.13%.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad based, with equities in all major capitalization ranges and economic sectors posting gains.

•	The Fund’s holdings in every sector of investment registered increases, led by cyclical consumer goods companies where the average position was up more than 70%. Versus the benchmark, stock selection in the cyclical services, non-cyclical consumer goods and financial services sectors were primarily responsible for the Fund’s outperformance.

•	Stock selection in the resources and industrials sectors detracted from relative results. Our bottom-up investment decisions led to sector weightings that were generally in line with those of the benchmark. As a result, the Fund’s sector exposures had minimal impact on performance versus the index.

•	Among the Fund’s top-performing stocks were Allegheny Technologies Inc., SCS Transportation Inc. and AmeriCredit Corp. The stock price of Allegheny Technologies, a diversified producer of specialty materials, rose amid increased demand for its products and expectations that a recent acquisition will yield cost savings. SCS Transportation, a trucking company, benefited from the general pickup in business activity. Investors bid up shares of AmeriCredit, an auto finance firm, in response to improvement in the company’s asset quality, liquidity and capital position.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Flex-Cap Value Fund Class A	27.33%	—	—	27.49%
PIMCO NACM Flex-Cap Value Fund Class A (adjusted)	20.32%	—	—	23.84%
PIMCO NACM Flex-Cap Value Fund Class B	26.39%	—	—	26.51%
PIMCO NACM Flex-Cap Value Fund Class B (adjusted)	21.39%	—	—	24.86%
PIMCO NACM Flex-Cap Value Fund Class C (adjusted)	25.36%	—	—	26.51%
Russell 3000 Value Index	22.13%	—	—	—
Lipper Multi-Cap Value Fund Average	21.82%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,062.00	$1,058.30	$1,058.30	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$7.18	$11.00	$11.00	$7.05	$10.82	$10.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.40% for Class A, 2.15% for Class B, 2.15% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Flex-Cap Value Fund Share Class A	NACM Flex-Cap Value Fund Share Class B	NACM Flex-Cap Value Fund Share Class C	Russell 3000 Value Index
07/31/2002	$9,450	$10,000	$10,000	$10,000
08/31/2002	$9,509	$10,062	$10,062	$10,067
09/30/2002	$8,342	$8,826	$8,817	$8,976
10/31/2002	$9,063	$9,582	$9,573	$9,602
11/30/2002	$9,911	$10,471	$10,462	$10,218
12/31/2002	$9,466	$9,999	$9,990	$9,774
01/31/2003	$9,252	$9,755	$9,756	$9,535
02/28/2003	$8,910	$9,393	$9,394	$9,276
03/31/2003	$9,047	$9,538	$9,529	$9,298
04/30/2003	$9,843	$10,369	$10,362	$10,121
05/31/2003	$10,494	$11,038	$11,041	$10,801
06/30/2003	$10,580	$11,120	$11,122	$10,939
07/31/2003	$10,845	$11,400	$11,394	$11,129
08/31/2003	$11,136	$11,690	$11,683	$11,321
09/30/2003	$11,127	$11,672	$11,674	$11,209
10/31/2003	$11,991	$12,577	$12,569	$11,911
11/30/2003	$12,188	$12,775	$12,768	$12,096
12/31/2003	$12,683	$13,280	$13,278	$12,817
01/31/2004	$13,124	$13,737	$13,735	$13,059
02/29/2004	$13,513	$14,138	$14,136	$13,337
03/31/2004	$13,443	$14,045	$14,043	$13,244
04/30/2004	$13,010	$13,587	$13,585	$12,892
05/31/2004	$13,133	$13,708	$13,706	$13,025
06/30/2004	$13,470	$13,654	$14,051	$13,359

PIMCO Funds Annual Report  |  06.30.04  9

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Class A Shares produced a total return of 7.71% for the 12 months ended June 30, 2004. The Russell 1000 Growth Index gained 17.89% during the same period.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad- based, with equities in all major capitalization ranges and economic sectors posting gains.

•	For the Fund, returns were strongest among non-cyclical services and technology stocks, with the average position up more than 20%. Holdings in the resources and utilities sectors registered losses.

•	Stock selection in the non-cyclical consumer goods, industrial and technology sectors hurt the Fund’s performance versus the benchmark. The Fund’s greater exposure to larger-cap names also hurt its relative performance since the smallest-cap stocks in the index had the highest returns. An overweight in technology, a sector that performed particularly well, was a plus.

•	Avaya Inc., eBay Inc. and Avon Products Inc. were among the Fund’s best-performing stocks. Avaya, a supplier of business communications systems, benefited from increased global enterprise spending on Voice over Internet Protocol (VoIP) systems. eBay, which operates a Web-based marketplace, experienced robust growth in users and is expanding into countries such as China and India. Shares of Avon Products, the cosmetics company, advanced amid strong sales and margin expansion resulting from cost-saving initiatives.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Growth Fund Class A	7.71%	—	—	10.16%
PIMCO NACM Growth Fund Class A (adjusted)	1.79%	—	—	7.01%
PIMCO NACM Growth Fund Class B	6.87%	—	—	9.31%
PIMCO NACM Growth Fund Class B (adjusted)	1.87%	—	—	7.41%
PIMCO NACM Growth Fund Class C (adjusted)	5.87%	—	—	9.31%
Russell 1000 Growth Index	17.89%	—	—	—
Lipper Large-Cap Growth Fund Average	15.56%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,003.40	$999.20	$999.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.23	$9.94	$9.94	$6.29	$10.07	$10.07

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Growth Fund Share Class A	NACM Growth Fund Share Class B	NACM Growth Fund Share Class C	Russell 1000 Growth Index
07/31/2002	$9,450	$10,000	$10,000	$10,000
08/31/2002	$9,520	$10,064	$10,064	$10,030
09/30/2002	$8,894	$9,402	$9,402	$8,990
10/31/2002	$9,372	$9,890	$9,890	$9,814
11/30/2002	$9,702	$10,239	$10,239	$10,347
12/31/2002	$8,780	$9,264	$9,264	$9,632
01/31/2003	$8,606	$9,070	$9,070	$9,398
02/28/2003	$8,581	$9,043	$9,043	$9,355
03/31/2003	$8,841	$9,301	$9,301	$9,529
04/30/2003	$9,381	$9,871	$9,871	$10,233
05/31/2003	$9,641	$10,138	$10,129	$10,744
06/30/2003	$9,746	$10,239	$10,239	$10,892
07/31/2003	$10,007	$10,506	$10,506	$11,163
08/31/2003	$10,216	$10,717	$10,718	$11,441
09/30/2003	$9,946	$10,423	$10,423	$11,319
10/31/2003	$10,364	$10,855	$10,855	$11,955
11/30/2003	$10,459	$10,956	$10,948	$12,080
12/31/2003	$10,464	$10,951	$10,952	$12,498
01/31/2004	$10,745	$11,230	$11,231	$12,753
02/29/2004	$10,665	$11,146	$11,147	$12,835
03/31/2004	$10,437	$10,904	$10,896	$12,596
04/30/2004	$10,165	$10,615	$10,608	$12,450
05/31/2004	$10,384	$10,829	$10,830	$12,682
06/30/2004	$10,499	$10,542	$10,942	$12,840

10  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large U.S. companies that, in the opinion of the Investment Advisor, are undervalued in the marketplace.

•	The Fund’s Class A Shares delivered a total return of 18.60% for the 12 months ended June 30, 2004. During the same period, the Russell 1000 Value Index rose 21.13%.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad-based, with equities in all major capitalization ranges and economic sectors posting gains.

•	For the Fund, holdings in every sector of investment produced a double-digit increase, with the exception of non-cyclical services. Returns were particularly strong in the industrials and basic industrial sectors where many companies benefited from the strengthening economy.

•	Relative to the benchmark, favorable stock selection and an overweight in industrial companies helped the Fund’s performance. Issue selection in the non-cyclical consumer goods sector also positively affected relative results. Conversely, having less exposure than the benchmark to basic industries and cyclical consumer goods stocks hurt the Fund.

•	The Fund’s best-performing positions included diversified industrial companies Textron Inc., 3M Company and Tyco International Ltd. Other top performers were ConocoPhillips, an integrated global energy firm; Motorola Inc., a provider of semiconductors and wireless communications; and FleetBoston Financial Corporation, a large northeast consumer bank. Low oil supplies drove up prices of ConocoPhillips’ products. Motorola benefited from rising mobile phone shipments and high expectations for changes its new CEO is making. FleetBoston’s shares rose on news the company was being acquired by Bank of America.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Value Fund Class A	18.60%	—	—	20.65%
PIMCO NACM Value Fund Class A (adjusted)	12.08%	—	—	17.19%
PIMCO NACM Value Fund Class B	17.65%	—	—	19.73%
PIMCO NACM Value Fund Class B (adjusted)	12.65%	—	—	17.99%
PIMCO NACM Value Fund Class C (adjusted)	16.68%	—	—	19.73%
Russell 1000 Value Index	21.13%	—	—	—
Lipper Large-Cap Value Fund Average	19.19%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,040.50	$1,036.40	$1,036.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.34	$10.13	$10.13	$6.29	$10.07	$10.07

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Value Fund Share Class A	NACM Value Fund Share Class B	NACM Value Fund Share Class C	Russell 1000 Value Index
07/31/2002	$9,450	$10,000	$10,000	$10,000
08/31/2002	$9,400	$9,938	$9,938	$10,076
09/30/2002	$8,252	$8,724	$8,724	$8,956
10/31/2002	$9,039	$9,548	$9,548	$9,619
11/30/2002	$9,601	$10,133	$10,133	$10,225
12/31/2002	$9,214	$9,713	$9,713	$9,781
01/31/2003	$9,069	$9,560	$9,560	$9,545
02/28/2003	$8,832	$9,299	$9,300	$9,290
03/31/2003	$8,823	$9,290	$9,283	$9,306
04/30/2003	$9,511	$10,009	$10,008	$10,125
05/31/2003	$10,063	$10,584	$10,582	$10,779
06/30/2003	$10,181	$10,701	$10,698	$10,913
07/31/2003	$10,334	$10,845	$10,850	$11,076
08/31/2003	$10,385	$10,900	$10,895	$11,249
09/30/2003	$10,342	$10,845	$10,841	$11,138
10/31/2003	$10,937	$11,457	$11,459	$11,820
11/30/2003	$10,954	$11,475	$11,478	$11,981
12/31/2003	$11,605	$12,149	$12,149	$12,719
01/31/2004	$11,823	$12,370	$12,369	$12,943
02/29/2004	$12,050	$12,600	$12,608	$13,220
03/31/2004	$11,937	$12,471	$12,470	$13,103
04/30/2004	$11,754	$12,278	$12,278	$12,784
05/31/2004	$11,894	$12,407	$12,416	$12,914
06/30/2004	$12,077	$12,191	$12,590	$13,219

PIMCO Funds Annual Report  |  06.30.04  11

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	PIMCO NFJ Dividend Value seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Class A Shares rose 22.46% for the 12-month period ended June 30, 2004, outperforming both its benchmark index and the average for its Lipper category. The S&P 500 Index rose 19.11% and the Lipper Equity Income Average rose 18.27% over the same period.

•	Stocks in general did well over the reporting period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s overweighting in consumer discretionary stocks contributed to absolute and relative performance. Stocks in this sector benefited from the economy’s continued recovery. Apparel maker VF Corp. is one example of a security in this sector that aided the Fund’s overall performance.

•	Overweighting in the energy sector also supported the Fund’s strong performance. Increased global demand for energy drove commodity prices higher over the period. ChevronTexaco and Occidental Petroleum were two Fund holdings that realized double-digit returns during the reporting period.

•	The Fund’s exposure in telecommunications detracted from absolute and relative performance for the year.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Dividend Value Fund Class A	22.46%	—	—	11.10%
PIMCO NFJ Dividend Value Fund Class A (adjusted)	15.73%	—	—	9.60%
PIMCO NFJ Dividend Value Fund Class B	21.57%	—	—	10.31%
PIMCO NFJ Dividend Value Fund Class B (adjusted)	16.57%	—	—	9.96%
PIMCO NFJ Dividend Value Fund Class C (adjusted)	20.57%	—	—	10.28%
S&P 500 Index	19.11%	—	—	—
Lipper Equity Income Fund Average	18.27%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,042.90	$1,039.60	$1,039.00	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.10	$9.89	$9.89	$6.04	$9.82	$9.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NFJ Dividend Value Fund Share Class A	NFJ Dividend Value Fund Share Class B	NFJ Dividend Value Fund Share Class C	S&P 500 Index
05/31/2000	9,450	10,000	10,000	10,000
06/30/2000	8,755	9,259	9,259	10,246
07/31/2000	8,929	9,437	9,437	10,086
08/31/2000	9,421	9,951	9,951	10,713
09/30/2000	9,475	10,003	10,003	10,147
10/31/2000	9,427	9,945	9,945	10,104
11/30/2000	9,316	9,821	9,821	9,308
12/31/2000	10,038	10,577	10,577	9,353
01/31/2001	10,265	10,809	10,809	9,685
02/28/2001	10,556	11,110	11,110	8,802
03/31/2001	10,398	10,936	10,936	8,244
04/30/2001	11,172	11,743	11,743	8,885
05/31/2001	11,650	12,237	12,237	8,945
06/30/2001	11,639	12,219	12,219	8,727
07/31/2001	11,821	12,401	12,401	8,641
08/31/2001	11,592	12,154	12,154	8,100
09/30/2001	10,681	11,191	11,191	7,446
10/31/2001	10,573	11,072	11,072	7,588
11/30/2001	11,228	11,747	11,747	8,170
12/31/2001	11,624	12,156	12,150	8,242
01/31/2002	11,675	12,198	12,203	8,121
02/28/2002	11,922	12,457	12,450	7,965
03/31/2002	12,417	12,969	12,964	8,264
04/30/2002	12,448	12,991	12,986	7,763
05/31/2002	12,571	13,109	13,104	7,706
06/30/2002	11,683	12,190	12,174	7,157
07/31/2002	10,651	11,099	11,094	6,599
08/31/2002	11,022	11,476	11,461	6,643
09/30/2002	9,685	10,074	10,064	5,921
10/31/2002	10,225	10,637	10,628	6,442
11/30/2002	11,149	11,580	11,570	6,821
12/31/2002	10,803	11,217	11,219	6,420
01/31/2003	10,481	10,882	10,871	6,252
02/28/2003	10,126	10,512	10,500	6,158
03/31/2003	10,004	10,362	10,361	6,218
04/30/2003	10,682	11,068	11,057	6,730
05/31/2003	11,638	12,042	12,042	7,085
06/30/2003	11,741	12,158	12,142	7,175
07/31/2003	11,988	12,391	12,387	7,302
08/31/2003	12,212	12,625	12,621	7,444
09/30/2003	12,129	12,524	12,518	7,365
10/31/2003	12,907	13,332	13,325	7,782
11/30/2003	13,052	13,462	13,454	7,850
12/31/2003	13,786	14,217	14,209	8,262
01/31/2004	14,002	14,430	14,422	8,413
02/29/2004	14,242	14,667	14,659	8,530
03/31/2004	14,175	14,584	14,578	8,402
04/30/2004	13,979	14,370	14,364	8,270
05/31/2004	14,083	14,489	14,472	8,383
06/30/2004	14,376	14,578	14,763	8,546

12  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund

•	PIMCO NFJ Large-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the manager considers to be the 1,000 largest publicly traded companies (in terms of market capitalizations) in the United States. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class A Shares rose 20.92% for the one-year period ending June 30, 2004, underperforming the Russell Mid-Cap Value Index which gained 30.81% for the same period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s greater-than-index exposure to industrial stocks aided performance for the period. These stocks, including Burlington Northern Santa Fe, were supported by the continued economic recovery.

•	Overweighting in the energy sector also benefited the Fund during the year. Increased global demand drove energy prices up, supporting Fund holdings such as Occidental Petroleum and ConocoPhillips.

•	The Fund’s relative performance was hindered during the reporting period by select holdings in the financial services sector.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Large-Cap Value Fund Class A	20.92%	—	—	9.77%
PIMCO NFJ Large-Cap Value Fund Class A (adjusted)	14.27%	—	—	8.28%
PIMCO NFJ Large-Cap Value Fund Class B	20.07%	—	—	8.98%
PIMCO NFJ Large-Cap Value Fund Class B (adjusted)	15.07%	—	—	8.61%
PIMCO NFJ Large-Cap Value Fund Class C (adjusted)	19.05%	—	—	8.98%
Russell Mid-Cap Value Index	30.81%	—	—	—
Lipper Multi-Cap Value Fund Average	21.82%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,043.80	$1,039.90	$1,040.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.10	$9.89	$9.89	$6.04	$9.82	$9.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NFJ Large Cap Value Fund Share Class A	NFJ Large Cap Value Fund Share Class B	NFJ Large Cap Value Fund Share Class C	Russell Mid-Cap Value Index
05/31/2000	9,450	10,000	10,000	10,000
06/30/2000	8,995	9,513	9,513	9,627
07/31/2000	8,941	9,451	9,451	9,852
08/31/2000	9,476	10,011	10,011	10,456
09/30/2000	9,415	9,941	9,941	10,557
10/31/2000	9,552	10,080	10,080	10,757
11/30/2000	9,407	9,921	9,921	10,617
12/31/2000	10,040	10,582	10,582	11,554
01/31/2001	10,070	10,608	10,608	11,512
02/28/2001	10,274	10,818	10,818	11,464
03/31/2001	10,091	10,616	10,616	11,145
04/30/2001	10,566	11,110	11,110	11,758
05/31/2001	11,049	11,611	11,611	12,092
06/30/2001	11,042	11,597	11,597	11,930
07/31/2001	11,203	11,760	11,760	11,882
08/31/2001	11,024	11,564	11,564	11,665
09/30/2001	10,126	10,615	10,615	10,552
10/31/2001	10,323	10,816	10,816	10,608
11/30/2001	10,958	11,474	11,474	11,351
12/31/2001	11,271	11,796	11,796	11,822
01/31/2002	11,515	12,043	12,043	11,941
02/28/2002	11,750	12,282	12,282	12,134
03/31/2002	12,140	12,682	12,682	12,754
04/30/2002	12,321	12,863	12,863	12,746
05/31/2002	12,439	12,979	12,979	12,726
06/30/2002	11,691	12,193	12,193	12,159
07/31/2002	10,516	10,962	10,962	10,968
08/31/2002	10,836	11,286	11,286	11,096
09/30/2002	9,586	9,972	9,974	9,975
10/31/2002	10,102	10,502	10,503	10,292
11/30/2002	10,690	11,105	11,106	10,941
12/31/2002	10,453	10,853	10,855	10,680
01/31/2003	10,242	10,634	10,636	10,384
02/28/2003	9,792	10,166	10,168	10,212
03/31/2003	9,710	10,062	10,063	10,247
04/30/2003	10,324	10,701	10,703	11,026
05/31/2003	11,260	11,656	11,658	11,996
06/30/2003	11,282	11,672	11,677	12,080
07/31/2003	11,412	11,797	11,802	12,455
08/31/2003	11,615	12,008	12,014	12,898
09/30/2003	11,609	11,990	11,990	12,797
10/31/2003	12,332	12,730	12,729	13,736
11/30/2003	12,471	12,865	12,864	14,135
12/31/2003	13,072	13,479	13,477	14,745
01/31/2004	13,259	13,662	13,660	15,135
02/29/2004	13,613	14,011	14,018	15,508
03/31/2004	13,597	13,991	13,994	15,533
04/30/2004	13,307	13,682	13,685	14,876
05/31/2004	13,270	13,643	13,646	15,257
06/30/2004	13,645	13,818	14,019	15,802

PIMCO Funds Annual Report  |  06.30.04  13

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

•	The Fund’s Class A Shares gained 29.04% for the one-year period ending June 30, 2004, underperforming its benchmark index, the Russell 2000 Index, which returned 33.35%. The Lipper Small-Cap Value Fund Average rose 34.14% for the same period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Small-cap value stocks (as measured by the Russell 2000 Value Index) outperformed small-cap growth stocks (Russell 2000 Growth Index) over the 12 months, gaining 35.18% and 31.56% respectively. Within small-caps, investors favored lower quality, higher beta stocks for most of the reporting period.

•	While the Fund’s absolute performance was strong, its high quality focus caused it to underperform its benchmark for the fiscal year. The Fund’s exposure to the consumer discretionary sector also proved disappointing.

•	Overweighting in industrials, relative to the benchmark, contributed to the Fund’s performance. Stocks such as Precision Castparts, McGrath RentCorp. and Curtiss-Wright all benefited from the continued economic recovery.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund Class A	29.04%	13.29%	14.30%	13.71%
PIMCO NFJ Small-Cap Value Fund Class A (adjusted)	21.95%	12.02%	13.66%	13.21%
PIMCO NFJ Small-Cap Value Fund Class B	28.11%	12.45%	13.72%	13.25%
PIMCO NFJ Small-Cap Value Fund Class B (adjusted)	23.11%	12.20%	13.72%	13.25%
PIMCO NFJ Small-Cap Value Fund Class C (adjusted)	27.08%	12.44%	13.46%	12.87%
Russell 2000 Index	33.35%	6.63%	10.93%	—
Lipper Small-Cap Value Fund Average	34.14%	12.92%	14.26%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,089.40	$1,085.10	$1,085.40	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.49	$10.37	$10.37	$6.29	$10.07	$10.07

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NFJ Small-Cap Value Fund Share Class A	NFJ Small-Cap Value Fund Share Class B	NFJ Small-Cap Value Fund Share Class C	Russell 2000 Index
09/30/1991	9,450	10,000	10,000	10,000
10/31/1991	9,556	10,106	10,106	10,264
11/30/1991	9,335	9,866	9,866	9,789
12/31/1991	10,022	10,586	10,586	10,573
01/31/1992	10,701	11,297	11,297	11,430
02/29/1992	11,060	11,669	11,669	11,764
03/31/1992	10,961	11,557	11,557	11,366
04/30/1992	10,734	11,310	11,310	10,967
05/31/1992	10,740	11,309	11,309	11,113
06/30/1992	10,393	10,937	10,937	10,590
07/31/1992	10,706	11,259	11,259	10,958
08/31/1992	10,540	11,077	11,077	10,649
09/30/1992	10,641	11,177	11,177	10,894
10/31/1992	10,832	11,370	11,370	11,238
11/30/1992	11,598	12,167	12,167	12,098
12/31/1992	11,852	12,427	12,427	12,519
01/31/1993	12,374	12,965	12,965	12,943
02/28/1993	12,310	12,892	12,892	12,644
03/31/1993	12,623	13,211	13,211	13,054
04/30/1993	12,287	12,851	12,851	12,696
05/31/1993	12,492	13,057	13,057	13,257
06/30/1993	12,518	13,076	13,076	13,339
07/31/1993	12,557	13,109	13,109	13,524
08/31/1993	12,972	13,533	13,533	14,108
09/30/1993	13,087	13,645	13,645	14,506
10/31/1993	13,332	13,892	13,892	14,879
11/30/1993	13,089	13,630	13,630	14,394
12/31/1993	13,439	13,986	13,986	14,886
01/31/1994	13,938	14,496	14,496	15,353
02/28/1994	13,913	14,462	14,462	15,297
03/31/1994	13,287	13,802	13,802	14,491
04/30/1994	13,328	13,836	13,836	14,577
05/31/1994	13,006	13,493	13,493	14,413
06/30/1994	12,769	13,239	13,239	13,927
07/31/1994	12,964	13,433	13,433	14,156
08/31/1994	13,481	13,959	13,959	14,944
09/30/1994	13,147	13,605	13,605	14,894
10/31/1994	12,898	13,339	13,339	14,834
11/30/1994	12,595	13,017	13,017	14,234
12/31/1994	12,892	13,316	13,316	14,615
01/31/1995	12,958	13,376	13,376	14,431
02/28/1995	13,534	13,963	13,963	15,031
03/31/1995	13,611	14,033	14,033	15,289
04/30/1995	13,924	14,347	14,347	15,629
05/31/1995	14,258	14,682	14,682	15,897
06/30/1995	14,708	15,136	15,136	16,722
07/31/1995	15,434	15,874	15,874	17,685
08/31/1995	15,733	16,172	16,172	18,051
09/30/1995	16,033	16,469	16,469	18,374
10/31/1995	15,401	15,810	15,810	17,552
11/30/1995	16,030	16,446	16,446	18,289
12/31/1995	16,112	16,520	16,520	18,772
01/31/1996	16,032	16,427	16,427	18,751
02/29/1996	16,376	16,770	16,770	19,336
03/31/1996	16,871	17,265	17,265	19,729
04/30/1996	17,441	17,838	17,838	20,784
05/31/1996	17,999	18,397	18,397	21,603
06/30/1996	17,872	18,256	18,256	20,716
07/31/1996	16,884	17,235	17,235	18,907
08/31/1996	17,683	18,040	18,040	20,005
09/30/1996	18,218	18,575	18,575	20,787
10/31/1996	18,564	18,916	18,916	20,466
11/30/1996	19,790	20,153	20,153	21,309
12/31/1996	20,498	20,861	20,861	21,868
01/31/1997	21,166	21,533	21,533	22,305
02/28/1997	21,240	21,594	21,594	21,764
03/31/1997	20,435	20,759	20,759	20,737
04/30/1997	20,629	20,956	20,956	20,795
05/31/1997	22,404	22,732	22,732	23,108
06/30/1997	23,493	23,840	23,840	24,099
07/31/1997	24,701	25,039	25,039	25,220
08/31/1997	25,342	25,676	25,676	25,798
09/30/1997	27,207	27,558	27,543	27,686
10/31/1997	26,745	27,057	27,057	26,471
11/30/1997	27,043	27,345	27,345	26,298
12/31/1997	27,563	27,845	27,851	26,759
01/31/1998	27,093	27,367	27,357	26,336
02/28/1998	28,786	29,055	29,044	28,285
03/31/1998	29,899	30,169	30,158	29,450
04/30/1998	29,805	30,042	30,047	29,613
05/31/1998	28,441	28,657	28,646	28,017
06/30/1998	27,563	27,749	27,755	28,076
07/31/1998	25,540	25,713	25,701	25,802
08/31/1998	21,778	21,907	21,897	20,791
09/30/1998	22,405	22,527	22,517	22,419
10/31/1998	23,283	23,388	23,377	23,333
11/30/1998	24,098	24,183	24,172	24,556
12/31/1998	24,951	25,017	25,008	26,076
01/31/1999	23,953	24,011	24,006	26,423
02/28/1999	22,727	22,775	22,772	24,283
03/31/1999	22,399	22,429	22,426	24,662
04/30/1999	24,312	24,324	24,318	26,871
05/31/1999	25,129	25,131	25,126	27,264
06/30/1999	26,044	26,021	26,030	28,496
07/31/1999	25,718	25,691	25,684	27,715
08/31/1999	24,769	24,735	24,729	26,690
09/30/1999	23,707	23,647	23,643	26,695
10/31/1999	23,560	23,500	23,478	26,802
11/30/1999	23,364	23,305	23,280	28,402
12/31/1999	23,247	23,188	23,136	31,617
01/31/2000	22,025	21,969	21,903	31,108
02/29/2000	21,588	21,534	21,469	36,244
03/31/2000	22,761	22,703	22,620	33,855
04/30/2000	23,464	23,405	23,303	31,817
05/31/2000	23,849	23,788	23,669	29,962
06/30/2000	23,632	23,572	23,435	32,575
07/31/2000	24,268	24,206	24,051	31,526
08/31/2000	25,372	25,307	25,133	33,931
09/30/2000	25,724	25,659	25,450	32,934
10/31/2000	25,858	25,793	25,567	31,465
11/30/2000	25,406	25,341	25,117	28,234
12/31/2000	28,170	28,098	27,832	30,659
01/31/2001	28,905	28,832	28,528	32,256
02/28/2001	29,469	29,394	29,073	30,140
03/31/2001	29,365	29,291	28,954	28,666
04/30/2001	30,461	30,384	30,025	30,908
05/31/2001	31,710	31,629	31,232	31,668
06/30/2001	32,550	32,468	32,047	32,761
07/31/2001	32,104	32,023	31,589	30,989
08/31/2001	32,310	32,228	31,759	29,988
09/30/2001	29,230	29,156	28,717	25,951
10/31/2001	29,999	29,923	29,449	27,469
11/30/2001	31,472	31,392	30,877	29,596
12/31/2001	33,414	33,329	32,773	31,422
01/31/2002	33,364	33,243	32,688	31,095
02/28/2002	33,968	33,844	33,267	30,243
03/31/2002	36,790	36,657	35,994	32,674
04/30/2002	37,857	37,720	37,035	32,972
05/31/2002	37,377	37,241	36,538	31,508
06/30/2002	37,033	36,898	36,180	29,945
07/31/2002	33,452	33,330	32,653	25,423
08/31/2002	34,191	34,067	33,351	25,360
09/30/2002	32,762	32,643	31,954	23,539
10/31/2002	33,348	33,227	32,500	24,294
11/30/2002	34,242	34,118	33,336	26,462
12/31/2002	34,266	34,141	33,342	24,988
01/31/2003	33,533	33,411	32,619	24,295
02/28/2003	32,765	32,646	31,862	23,562
03/31/2003	32,676	32,558	31,741	23,866
04/30/2003	34,803	34,677	33,791	26,128
05/31/2003	37,403	37,267	36,289	28,932
06/30/2003	37,665	37,528	36,528	29,455
07/31/2003	38,833	38,692	37,631	31,299
08/31/2003	39,846	39,702	38,580	32,733
09/30/2003	39,045	38,904	37,804	32,127
10/31/2003	41,365	41,214	40,008	34,826
11/30/2003	42,498	42,344	41,076	36,062
12/31/2003	44,619	44,457	43,106	36,794
01/31/2004	45,386	45,221	43,808	38,391
02/29/2004	46,739	46,569	45,087	38,737
03/31/2004	47,342	47,170	45,646	39,097
04/30/2004	45,580	45,415	43,930	37,103
05/31/2004	46,132	45,964	44,440	37,693
06/30/2004	48,605	48,428	46,791	39,280

14  PIMCO Funds Annual Report  |  06.30.04

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Class A Shares returned 17.96% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered solid absolute performance over the period, it lagged its benchmark index. A large underweight in technology contributed to this relative performance. Technology performed particularly well in 2003 and into early 2004, riding the speculative wave. Overall, the sector outperformed the broad market for the one-year period.

•	Relative performance was also hindered by an underweight to consumer discretionary stocks. These stocks were helped by the economic recovery. The Fund also saw disappointing results from holdings in this sector, including media companies Clear Channel Communications and Viacom.

•	Overweighting in the financial and basic materials sectors benefited the Fund’s relative performance. Strong stock selection in this area made a further contribution. Names that meaningfully helped performance include Countrywide Financial, Vornado Realty, Freeport McMoran, Caterpillar, and Tyco International.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Fund Class A	17.96%	4.09%	—	12.99%
PIMCO PEA Growth & Income Fund Class A (adjusted)	11.48%	2.92%	—	12.31%
PIMCO PEA Growth & Income Fund Class B	17.12%	3.30%	—	12.37%
PIMCO PEA Growth & Income Fund Class B (adjusted)	12.12%	3.14%	—	12.37%
PIMCO PEA Growth & Income Fund Class C (adjusted)	15.93%	3.30%	—	12.14%
S&P 500 Index	19.11%	-2.20%	—	—
Lipper Large-Cap Core Fund Average	16.13%	-3.35%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,007.80	$1,002.90	$1,002.70	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.74	$10.46	$10.46	$6.80	$10.57	$10.57

For each class of the Fund, expenses are equal to the expense ratio for the class (1.35% for Class A, 2.10% for Class B, 2.10% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Growth & Income Fund Share Class A	PEA Growth & Income Fund Share Class B	PEA Growth & Income Fund Share Class C	S&P 500 Index
12/31/1994	9,450	10,000	10,000	10,000
01/31/1995	9,277	9,810	9,810	10,259
02/28/1995	9,803	10,360	10,360	10,659
03/31/1995	10,139	10,709	10,709	10,974
04/30/1995	10,277	10,849	10,849	11,297
05/31/1995	10,255	10,818	10,818	11,748
06/30/1995	11,034	11,634	11,634	12,021
07/31/1995	11,699	12,329	12,329	12,420
08/31/1995	11,696	12,316	12,316	12,451
09/30/1995	12,013	12,641	12,641	12,977
10/31/1995	12,183	12,812	12,812	12,930
11/30/1995	12,321	12,949	12,949	13,498
12/31/1995	12,397	13,022	13,022	13,758
01/31/1996	12,306	12,917	12,917	14,226
02/29/1996	12,699	13,323	13,323	14,358
03/31/1996	13,169	13,808	13,808	14,496
04/30/1996	13,891	14,556	14,556	14,710
05/31/1996	14,534	15,222	15,222	15,089
06/30/1996	14,181	14,843	14,843	15,147
07/31/1996	12,590	13,168	13,168	14,478
08/31/1996	13,330	13,935	13,935	14,783
09/30/1996	14,215	14,852	14,852	15,615
10/31/1996	14,211	14,837	14,837	16,046
11/30/1996	14,902	15,549	15,549	17,258
12/31/1996	14,486	15,104	15,104	16,917
01/31/1997	14,835	15,458	15,458	17,974
02/28/1997	14,202	14,788	14,788	18,114
03/31/1997	13,611	14,164	14,164	17,370
04/30/1997	13,959	14,519	14,519	18,407
05/31/1997	15,114	15,709	15,709	19,528
06/30/1997	15,484	16,084	16,084	20,403
07/31/1997	16,758	17,397	17,397	22,026
08/31/1997	17,062	17,700	17,700	20,792
09/30/1997	18,136	18,804	18,804	21,931
10/31/1997	16,918	17,529	17,529	21,198
11/30/1997	16,935	17,536	17,536	22,180
12/31/1997	16,770	17,356	17,356	22,560
01/31/1998	16,452	17,015	17,015	22,810
02/28/1998	17,862	18,463	18,463	24,455
03/31/1998	18,764	19,385	19,385	25,707
04/30/1998	19,428	20,057	20,057	25,966
05/31/1998	18,678	19,269	19,269	25,520
06/30/1998	20,114	20,739	20,739	26,556
07/31/1998	19,543	20,136	20,136	26,273
08/31/1998	16,268	16,747	16,747	22,475
09/30/1998	17,777	18,291	18,291	23,915
10/31/1998	17,905	18,410	18,410	25,860
11/30/1998	18,969	19,492	19,492	27,427
12/31/1998	21,702	22,288	22,288	29,008
01/31/1999	22,429	23,019	23,019	30,221
02/28/1999	20,956	21,493	21,493	29,281
03/31/1999	22,525	23,087	23,087	30,453
04/30/1999	23,703	24,281	24,281	31,632
05/31/1999	23,104	23,650	23,650	30,885
06/30/1999	24,686	25,255	25,255	32,600
07/31/1999	24,336	24,879	24,879	31,582
08/31/1999	24,545	25,078	25,078	31,425
09/30/1999	23,448	23,940	23,940	30,564
10/31/1999	25,089	25,601	25,601	32,498
11/30/1999	28,910	29,485	29,485	33,159
12/31/1999	32,822	33,456	33,456	35,112
01/31/2000	32,415	33,018	33,018	33,349
02/29/2000	37,588	38,271	38,271	32,717
03/31/2000	39,359	40,051	40,051	35,917
04/30/2000	37,166	37,796	37,796	34,837
05/31/2000	35,115	35,687	35,687	34,122
06/30/2000	36,716	37,293	37,293	34,963
07/31/2000	37,072	37,629	37,629	34,416
08/31/2000	40,323	40,902	40,902	36,554
09/30/2000	40,436	41,017	41,017	34,624
10/31/2000	39,587	40,127	40,127	34,478
11/30/2000	37,525	38,032	38,032	31,759
12/31/2000	39,149	39,614	39,641	31,915
01/31/2001	39,533	39,967	39,994	33,047
02/28/2001	36,070	36,490	36,474	30,034
03/31/2001	33,798	34,107	34,129	28,131
04/30/2001	36,762	37,115	37,139	30,317
05/31/2001	37,302	37,624	37,648	30,520
06/30/2001	35,414	35,709	35,694	29,777
07/31/2001	33,800	34,066	34,052	29,484
08/31/2001	31,180	31,409	31,433	27,639
09/30/2001	27,601	27,775	27,797	25,407
10/31/2001	27,794	27,969	27,991	25,891
11/30/2001	28,911	29,063	29,046	27,878
12/31/2001	29,406	29,537	29,531	28,122
01/31/2002	28,903	29,031	29,024	27,711
02/28/2002	28,865	28,994	28,945	27,177
03/31/2002	29,832	29,965	29,924	28,199
04/30/2002	29,059	29,189	29,140	26,490
05/31/2002	28,827	28,955	28,903	26,294
06/30/2002	26,971	27,091	26,984	24,421
07/31/2002	24,727	24,837	24,753	22,518
08/31/2002	25,036	25,147	25,027	22,667
09/30/2002	22,868	22,969	22,835	20,203
10/31/2002	23,448	23,553	23,422	21,982
11/30/2002	24,222	24,330	24,167	23,274
12/31/2002	23,503	23,608	23,442	21,907
01/31/2003	22,875	22,977	22,809	21,333
02/28/2003	22,484	22,584	22,373	21,013
03/31/2003	22,529	22,629	22,451	21,216
04/30/2003	23,978	24,085	23,834	22,965
05/31/2003	24,958	25,070	24,824	24,174
06/30/2003	25,575	25,689	25,409	24,483
07/31/2003	26,204	26,321	26,004	24,914
08/31/2003	26,479	26,597	26,282	25,400
09/30/2003	26,341	26,459	26,106	25,131
10/31/2003	27,917	28,041	27,652	26,552
11/30/2003	28,310	28,436	28,047	26,786
12/31/2003	29,938	30,072	29,635	28,191
01/31/2004	30,414	30,550	30,073	28,708
02/29/2004	30,968	31,106	30,629	29,107
03/31/2004	30,865	31,003	30,467	28,668
04/30/2004	29,356	29,487	28,953	28,218
05/31/2004	29,515	29,646	29,112	28,605
06/30/2004	30,173	30,307	29,712	29,161

PIMCO Funds Annual Report  |  06.30.04  15

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class A Shares returned 19.40% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund outperformed its benchmark over the fiscal year, due in large part to sector allocation. For example, the Fund’s overweight in technology contributed to relative performance, as the technology sector outpaced the broad market for the year. Within technology the Fund saw several holdings post double-digit gains, including Cisco Systems, Intel and Dell.

•	An overweight to healthcare also helped relative performance. Strong holdings in this sector included Stryker, a medical equipment manufacturer, and UnitedHealth, an HMO.

•	Relative performance was hindered during the period by an underweight to energy. Energy stocks were supported during the period by rising crude oil prices. The Fund’s limited exposure to the sector performed well, including its position in Schlumberger, one of the world’s largest oil services companies.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund Class A	19.40%	–6.03%	7.97%	12.14%
PIMCO PEA Growth Fund Class A (adjusted)	12.83%	–7.09%	7.36%	11.83%
PIMCO PEA Growth Fund Class B	18.50%	–6.77%	7.38%	11.86%
PIMCO PEA Growth Fund Class B (adjusted)	13.50%	–7.06%	7.38%	11.86%
PIMCO PEA Growth Fund Class C (adjusted)	17.50%	–6.77%	7.13%	11.30%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	9.58%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,040.20	$1,036.50	$1,036.50	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$5.83	$9.62	$9.62	$5.79	$9.57	$9.57

For each class of the Fund, expenses are equal to the expense ratio for the class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Growth Fund Share Class A	PEA Growth Fund Share Class B	PEA Growth Fund Share Class C	S&P 500 Index
02/29/1984	9,450	10,000	10,000	10,000
03/31/1984	9,693	10,250	10,250	10,180
04/30/1984	9,756	10,310	10,310	10,251
05/31/1984	9,421	9,950	9,950	9,708
06/30/1984	9,645	10,180	10,180	9,912
07/31/1984	9,718	10,251	10,251	9,763
08/31/1984	10,499	11,067	11,067	10,866
09/30/1984	10,428	10,986	10,986	10,877
10/31/1984	10,522	11,078	11,078	10,910
11/30/1984	10,449	10,994	10,994	10,801
12/31/1984	10,662	11,211	11,211	11,082
01/31/1985	11,422	12,003	12,003	11,947
02/28/1985	11,517	12,097	12,097	12,095
03/31/1985	11,564	12,138	12,138	12,104
04/30/1985	11,511	12,075	12,075	12,093
05/31/1985	12,129	12,716	12,716	12,790
06/30/1985	12,478	13,073	13,073	12,976
07/31/1985	12,495	13,083	13,083	12,958
08/31/1985	12,432	13,009	13,009	12,848
09/30/1985	12,075	12,628	12,628	12,449
10/31/1985	12,573	13,140	13,140	13,022
11/30/1985	13,267	13,857	13,857	13,920
12/31/1985	14,018	14,632	14,632	14,588
01/31/1986	14,349	14,969	14,969	14,670
02/28/1986	15,509	16,170	16,170	15,768
03/31/1986	16,235	16,917	16,917	16,647
04/30/1986	16,256	16,928	16,928	16,459
05/31/1986	16,954	17,644	17,644	17,335
06/30/1986	17,257	17,949	17,949	17,628
07/31/1986	16,874	17,539	17,539	16,642
08/31/1986	17,838	18,529	18,529	17,877
09/30/1986	16,770	17,409	17,409	16,399
10/31/1986	17,584	18,243	18,243	17,345
11/30/1986	17,896	18,555	18,555	17,767
12/31/1986	17,397	18,026	18,026	17,313
01/31/1987	19,737	20,439	20,439	19,646
02/28/1987	21,026	21,762	21,762	20,422
03/31/1987	21,435	22,171	22,171	21,012
04/30/1987	21,395	22,117	22,117	20,825
05/31/1987	21,607	22,321	22,321	21,006
06/30/1987	22,545	23,276	23,276	22,067
07/31/1987	23,339	24,082	24,082	23,186
08/31/1987	24,015	24,763	24,763	24,050
09/30/1987	23,910	24,640	24,640	23,524
10/31/1987	18,490	19,040	19,040	18,457
11/30/1987	17,227	17,728	17,728	16,936
12/31/1987	18,859	19,396	19,396	18,225
01/31/1988	18,651	19,171	19,171	18,992
02/29/1988	19,819	20,359	20,359	19,877
03/31/1988	19,553	20,073	20,073	19,263
04/30/1988	19,727	20,239	20,239	19,477
05/31/1988	19,901	20,405	20,405	19,646
06/30/1988	21,087	21,608	21,608	20,548
07/31/1988	20,704	21,202	21,202	20,470
08/31/1988	19,628	20,087	20,087	19,774
09/30/1988	20,539	21,007	21,007	20,616
10/31/1988	20,685	21,143	21,143	21,189
11/30/1988	20,314	20,751	20,751	20,886
12/31/1988	20,781	21,214	21,214	21,252
01/31/1989	22,156	22,605	22,605	22,807
02/28/1989	21,739	22,166	22,166	22,239
03/31/1989	22,673	23,104	23,104	22,758
04/30/1989	24,319	24,767	24,767	23,939
05/31/1989	26,132	26,597	26,597	24,908
06/30/1989	25,803	26,246	26,246	24,766
07/31/1989	28,027	28,492	28,492	27,003
08/31/1989	28,881	29,341	29,341	27,532
09/30/1989	29,451	29,902	29,902	27,419
10/31/1989	28,559	28,977	28,977	26,783
11/30/1989	29,144	29,553	29,553	27,329
12/31/1989	28,774	29,160	29,160	27,985
01/31/1990	26,670	27,010	27,010	26,107
02/28/1990	27,340	27,672	27,672	26,444
03/31/1990	28,029	28,351	28,351	27,145
04/30/1990	27,870	28,174	28,174	26,466
05/31/1990	30,830	31,147	31,147	29,047
06/30/1990	31,364	31,667	31,667	28,849
07/31/1990	30,804	31,082	31,082	28,757
08/31/1990	28,537	28,775	28,775	26,157
09/30/1990	27,298	27,507	27,507	24,883
10/31/1990	27,248	27,442	27,442	24,776
11/30/1990	28,619	28,824	28,824	26,377
12/31/1990	29,058	29,246	29,246	27,113
01/31/1991	30,457	30,653	30,653	28,295
02/28/1991	32,753	32,926	32,926	30,318
03/31/1991	33,686	33,864	33,846	31,052
04/30/1991	33,363	33,539	33,504	31,126
05/31/1991	35,174	35,360	35,326	32,471
06/30/1991	33,431	33,608	33,556	30,984
07/31/1991	35,715	35,904	35,817	32,428
08/31/1991	37,513	37,711	37,589	33,196
09/30/1991	37,100	37,296	37,155	32,642
10/31/1991	38,323	38,525	38,366	33,079
11/30/1991	36,830	37,024	36,847	31,746
12/31/1991	41,485	41,704	41,492	35,378
01/31/1992	40,523	40,737	40,491	34,720
02/29/1992	40,811	41,027	40,761	35,171
03/31/1992	39,907	40,118	39,837	34,485
04/30/1992	39,695	39,905	39,587	35,499
05/31/1992	40,311	40,524	40,183	35,673
06/30/1992	39,061	39,267	38,913	35,142
07/31/1992	40,273	40,486	40,106	36,578
08/31/1992	38,772	38,977	38,567	35,829
09/30/1992	39,946	40,157	39,721	36,250
10/31/1992	40,600	40,815	40,338	36,375
11/30/1992	42,409	42,633	42,108	37,614
12/31/1992	42,695	42,920	42,356	38,075
01/31/1993	43,759	43,990	43,400	38,394
02/28/1993	42,853	43,079	42,474	38,917
03/31/1993	43,838	44,070	43,420	39,738
04/30/1993	41,887	42,109	41,469	38,778
05/31/1993	44,055	44,288	43,578	39,815
06/30/1993	44,430	44,665	43,933	39,932
07/31/1993	44,489	44,724	43,952	39,771
08/31/1993	45,986	46,230	45,411	41,280
09/30/1993	47,030	47,278	46,416	40,963
10/31/1993	46,890	47,138	46,257	41,811
11/30/1993	46,115	46,359	45,441	41,412
12/31/1993	46,997	47,245	46,303	41,913
01/31/1994	49,247	49,508	48,471	43,338
02/28/1994	48,339	48,595	47,561	42,162
03/31/1994	46,154	46,398	45,393	40,324
04/30/1994	45,526	45,767	44,742	40,841
05/31/1994	46,327	46,572	45,501	41,511
06/30/1994	45,180	45,419	44,353	40,493
07/31/1994	46,305	46,550	45,415	41,823
08/31/1994	48,599	48,856	47,648	43,538
09/30/1994	47,626	47,878	46,651	42,474
10/31/1994	49,379	49,640	48,341	43,428
11/30/1994	47,063	47,312	46,022	41,846
12/31/1994	47,001	47,250	45,958	42,467
01/31/1995	47,344	47,595	46,257	43,568
02/28/1995	48,764	49,022	47,611	45,266
03/31/1995	49,862	50,126	48,645	46,602
04/30/1995	51,488	51,760	50,206	47,974
05/31/1995	53,090	53,371	51,745	49,892
06/30/1995	55,219	55,512	53,789	51,051
07/31/1995	57,142	57,444	55,627	52,743
08/31/1995	57,646	57,950	56,086	52,876
09/30/1995	58,905	59,216	57,280	55,107
10/31/1995	59,133	59,446	57,441	54,910
11/30/1995	60,622	60,943	58,865	57,321
12/31/1995	60,368	60,687	58,582	58,425
01/31/1996	63,096	63,429	61,200	60,414
02/29/1996	64,279	64,619	62,289	60,974
03/31/1996	64,356	64,697	62,341	61,561
04/30/1996	65,180	65,525	63,093	62,468
05/31/1996	66,673	67,025	64,493	64,079
06/30/1996	65,797	66,145	63,612	64,324
07/31/1996	61,989	62,316	59,880	61,482
08/31/1996	63,584	63,920	61,383	62,778
09/30/1996	68,395	68,757	65,997	66,312
10/31/1996	69,501	69,869	67,034	68,140
11/30/1996	73,540	73,929	70,871	73,291
12/31/1996	71,490	71,868	68,849	71,839
01/31/1997	74,922	75,318	72,121	76,328
02/28/1997	72,868	73,253	70,098	76,926
03/31/1997	68,967	69,332	66,292	73,765
04/30/1997	71,871	72,251	69,057	78,169
05/31/1997	77,122	77,529	74,053	82,928
06/30/1997	79,292	79,711	76,076	86,643
07/31/1997	87,682	88,145	84,076	93,537
08/31/1997	82,167	82,601	78,752	88,297
09/30/1997	87,507	87,970	83,807	93,133
10/31/1997	85,013	85,462	81,368	90,023
11/30/1997	85,747	86,201	82,023	94,190
12/31/1997	87,761	88,225	83,882	95,807
01/31/1998	89,716	90,191	85,709	96,867
02/28/1998	96,539	97,050	92,170	103,853
03/31/1998	103,052	103,597	98,349	109,171
04/30/1998	105,075	105,631	100,176	110,269
05/31/1998	103,634	104,182	98,772	108,374
06/30/1998	111,828	112,420	106,496	112,776
07/31/1998	109,838	110,419	104,526	111,575
08/31/1998	89,957	90,433	85,565	95,444
09/30/1998	97,945	98,463	93,112	101,558
10/31/1998	101,922	102,461	96,836	109,818
11/30/1998	109,637	110,217	104,099	116,474
12/31/1998	122,816	123,465	116,497	123,186
01/31/1999	132,310	133,009	125,432	128,337
02/28/1999	126,779	127,450	120,114	124,349
03/31/1999	132,928	133,631	125,867	129,324
04/30/1999	129,578	130,263	122,607	134,332
05/31/1999	122,853	123,503	116,171	131,161
06/30/1999	132,693	133,395	125,383	138,440
07/31/1999	127,134	127,806	120,029	134,118
08/31/1999	127,401	128,074	120,233	133,450
09/30/1999	127,057	127,729	119,584	129,796
10/31/1999	137,437	138,164	129,282	138,010
11/30/1999	146,659	147,435	137,892	140,816
12/31/1999	173,292	174,209	162,878	149,110
01/31/2000	166,118	166,997	155,989	141,621
02/29/2000	183,228	184,197	171,946	138,938
03/31/2000	191,767	192,781	179,873	152,530
04/30/2000	174,527	175,450	163,630	147,940
05/31/2000	159,989	160,835	149,853	144,904
06/30/2000	175,844	176,774	164,628	148,476
07/31/2000	179,642	180,592	168,052	146,154
08/31/2000	197,840	198,886	184,959	155,232
09/30/2000	182,032	182,995	170,088	147,037
10/31/2000	168,525	169,417	157,365	146,415
11/30/2000	144,275	145,038	134,657	134,872
12/31/2000	148,689	149,476	138,670	135,531
01/31/2001	146,563	147,338	136,562	140,340
02/28/2001	127,437	128,111	118,673	127,544
03/31/2001	113,686	114,288	105,821	119,464
04/30/2001	125,350	126,013	116,614	128,747
05/31/2001	122,931	123,581	114,247	129,610
06/30/2001	118,862	119,491	110,443	126,455
07/31/2001	115,712	116,324	107,405	125,210
08/31/2001	106,467	107,030	98,770	117,372
09/30/2001	96,353	96,862	89,367	107,895
10/31/2001	98,241	98,761	91,065	109,952
11/30/2001	106,179	106,741	98,314	118,387
12/31/2001	105,489	106,047	97,635	119,424
01/31/2002	103,632	104,180	95,819	117,682
02/28/2002	100,513	101,044	92,916	115,412
03/31/2002	104,956	105,511	96,958	119,753
04/30/2002	98,805	99,328	91,257	112,493
05/31/2002	96,849	97,361	89,395	111,664
06/30/2002	88,268	88,735	81,412	103,709
07/31/2002	81,145	81,574	74,777	95,627
08/31/2002	82,070	82,504	75,607	96,258
09/30/2002	73,682	74,072	67,835	85,797
10/31/2002	78,656	79,072	72,346	93,349
11/30/2002	79,435	79,855	73,069	98,838
12/31/2002	74,653	75,047	68,612	93,031
01/31/2003	72,801	73,186	66,849	90,594
02/28/2003	71,731	72,110	65,812	89,235
03/31/2003	72,563	72,947	66,536	90,099
04/30/2003	77,149	77,557	70,735	97,525
05/31/2003	80,027	80,450	73,324	102,661
06/30/2003	81,443	81,874	74,512	103,971
07/31/2003	84,025	84,469	76,844	105,804
08/31/2003	85,243	85,694	77,881	107,867
09/30/2003	83,581	84,023	76,378	106,722
10/31/2003	89,774	90,249	81,977	112,759
11/30/2003	90,843	91,323	82,911	113,751
12/31/2003	93,477	93,972	85,191	119,717
01/31/2004	97,179	97,693	88,556	121,914
02/29/2004	98,296	98,816	89,486	123,609
03/31/2004	97,225	97,739	88,448	121,744
04/30/2004	93,472	93,967	85,025	119,833
05/31/2004	95,229	95,733	86,581	121,477
06/30/2004	97,229	97,743	88,287	123,839

16  PIMCO Funds Annual Report  |  06.30.04

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	PIMCO PEA Opportunity Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Class A Shares returned 35.51% for the year ended June 30, 2004, compared to a 31.56% return for the Russell 2000 Growth Index.

•	Supported by a growing economy, the stock market delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments. Small cap stocks suffered in this environment, gaining very little ground in the last three months of the period.

•	The Fund outperformed its benchmark index over the 12-month period. This relative performance was due to several factors, including strong stock selection in technology. Examples from this sector include Websense, a provider of Internet management-products that allow businesses to monitor, report and manage their employees’ use of the Internet. Websense benefited from the improving economy and increased corporate spending on information technology.

•	Overweighting in industrials also helped relative performance, as did stock selection within the sector. One name in this area that did particularly well over the period was Mobile Mini. Mobile Mini provides portable storage solutions through a fleet of portable storage units. These units are used by customers to store a variety of materials, including retail and manufacturing inventory, construction materials and equipment, and documents. Demand for Mobile Mini’s product increased over the period as companies increased production and inventory.

•	Relative performance was hindered by exposure to healthcare. Disappointing holdings in this sector included Par Pharmaceutical Companies and BioMarin Pharmaceutical.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Opportunity Fund Class A	35.51%	4.31%	9.90%	14.12%
PIMCO PEA Opportunity Fund Class A (adjusted)	28.05%	3.13%	9.29%	13.80%
PIMCO PEA Opportunity Fund Class B	34.47%	3.55%	9.35%	13.82%
PIMCO PEA Opportunity Fund Class B (adjusted)	29.47%	3.31%	9.35%	13.82%
PIMCO PEA Opportunity Fund Class C (adjusted)	33.47%	3.56%	9.10%	13.29%
Russell 2000 Growth Index	31.56%	–0.45%	7.15%	—
Lipper Small-Cap Growth Fund Average	27.08%	3.19%	9.46%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,039.60	$1,036.20	$1,036.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.59	$10.38	$10.38	$6.55	$10.32	$10.32

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.05% for Class B, 2.05% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Opportunity Fund Share Class A	PEA Opportunity Fund Share Class B	PEA Opportunity Fund Share Class C	Russell 2000 Growth Index
02/29/1984	9,450	10,000	10,000	10,000
03/31/1984	9,087	9,610	9,610	10,000
04/30/1984	9,246	9,771	9,771	10,004
05/31/1984	8,981	9,486	9,486	9,485
06/30/1984	9,275	9,791	9,790	9,757
07/31/1984	9,046	9,542	9,542	9,281
08/31/1984	10,520	11,091	11,091	10,373
09/30/1984	10,136	10,679	10,680	10,293
10/31/1984	10,034	10,564	10,564	10,104
11/30/1984	9,642	10,144	10,145	9,835
12/31/1984	10,143	10,665	10,666	9,995
01/31/1985	11,884	12,489	12,490	11,320
02/28/1985	12,135	12,745	12,746	11,624
03/31/1985	11,570	12,143	12,145	11,386
04/30/1985	11,361	11,916	11,918	11,245
05/31/1985	11,829	12,399	12,401	11,658
06/30/1985	12,100	12,675	12,677	11,790
07/31/1985	12,380	12,960	12,963	12,120
08/31/1985	12,030	12,586	12,588	12,004
09/30/1985	11,350	11,866	11,869	11,278
10/31/1985	11,700	12,224	12,227	11,706
11/30/1985	12,565	13,120	13,123	12,549
12/31/1985	13,269	13,847	13,850	13,101
01/31/1986	13,338	13,911	13,914	13,308
02/28/1986	14,194	14,795	14,799	14,264
03/31/1986	14,850	15,470	15,474	14,956
04/30/1986	15,325	15,954	15,959	15,177
05/31/1986	16,068	16,718	16,723	15,701
06/30/1986	16,322	16,971	16,976	15,682
07/31/1986	14,515	15,082	15,086	14,215
08/31/1986	14,646	15,209	15,213	14,668
09/30/1986	13,405	13,910	13,914	13,763
10/31/1986	13,840	14,352	14,357	14,309
11/30/1986	14,096	14,609	14,613	14,260
12/31/1986	13,970	14,469	14,473	13,848
01/31/1987	15,566	16,113	16,118	15,450
02/28/1987	17,050	17,640	17,645	16,750
03/31/1987	17,726	18,328	18,333	17,200
04/30/1987	17,286	17,862	17,867	16,703
05/31/1987	17,105	17,664	17,669	16,650
06/30/1987	17,398	17,956	17,960	17,063
07/31/1987	18,053	18,620	18,625	17,471
08/31/1987	19,037	19,622	19,628	17,976
09/30/1987	18,935	19,506	19,511	17,617
10/31/1987	14,011	14,423	14,427	11,812
11/30/1987	13,170	13,549	13,552	11,031
12/31/1987	14,975	15,397	15,400	12,179
01/31/1988	14,883	15,292	15,295	12,417
02/29/1988	16,044	16,476	16,480	13,573
03/31/1988	16,682	17,120	17,125	14,300
04/30/1988	17,160	17,599	17,605	14,645
05/31/1988	16,513	16,925	16,930	14,162
06/30/1988	18,103	18,545	18,549	15,207
07/31/1988	17,207	17,616	17,620	14,924
08/31/1988	16,734	17,121	17,125	14,382
09/30/1988	17,360	17,751	17,755	14,789
10/31/1988	16,932	17,302	17,305	14,543
11/30/1988	16,634	16,987	16,990	13,977
12/31/1988	17,202	17,556	17,559	14,660
01/31/1989	18,183	18,546	18,549	15,286
02/28/1989	17,973	18,322	18,324	15,323
03/31/1989	18,705	19,056	19,059	15,748
04/30/1989	20,026	20,390	20,394	16,533
05/31/1989	21,453	21,830	21,833	17,325
06/30/1989	20,729	21,081	21,083	16,767
07/31/1989	22,379	22,747	22,748	17,553
08/31/1989	23,101	23,465	23,468	18,058
09/30/1989	23,307	23,660	23,663	18,265
10/31/1989	21,949	22,267	22,268	17,266
11/30/1989	22,406	22,716	22,718	17,419
12/31/1989	22,641	22,941	22,942	17,617
01/31/1990	20,588	20,847	20,848	15,798
02/28/1990	21,251	21,505	21,506	16,397
03/31/1990	22,133	22,385	22,385	17,149
04/30/1990	21,662	21,895	21,895	16,640
05/31/1990	23,681	23,922	23,922	18,123
06/30/1990	24,181	24,413	24,412	18,231
07/31/1990	23,979	24,193	24,192	17,403
08/31/1990	21,164	21,338	21,337	14,883
09/30/1990	20,004	20,156	20,155	13,473
10/31/1990	19,330	19,463	19,462	12,718
11/30/1990	20,835	20,967	20,966	13,887
12/31/1990	21,150	21,259	21,257	14,549
01/31/1991	23,175	23,278	23,277	15,916
02/28/1991	24,750	24,845	24,844	17,744
03/31/1991	27,260	27,364	27,351	18,994
04/30/1991	26,637	26,738	26,724	18,768
05/31/1991	29,302	29,414	29,405	19,675
06/30/1991	26,515	26,617	26,585	18,336
07/31/1991	28,800	28,910	28,866	19,167
08/31/1991	30,392	30,508	30,450	20,013
09/30/1991	31,067	31,186	31,112	20,314
10/31/1991	32,850	32,976	32,871	21,179
11/30/1991	30,652	30,769	30,660	20,075
12/31/1991	35,710	35,847	35,732	21,997
01/31/1992	38,434	38,581	38,415	23,725
02/29/1992	39,805	39,957	39,757	23,978
03/31/1992	38,453	38,600	38,396	22,599
04/30/1992	36,338	36,477	36,249	21,287
05/31/1992	36,681	36,822	36,575	21,239
06/30/1992	35,824	35,961	35,693	19,885
07/31/1992	37,252	37,395	37,074	20,509
08/31/1992	35,748	35,885	35,559	19,719
09/30/1992	37,786	37,931	37,571	20,270
10/31/1992	39,843	39,995	39,584	21,103
11/30/1992	43,157	43,322	42,842	23,073
12/31/1992	46,271	46,448	45,900	23,706
01/31/1993	49,141	49,329	48,711	24,000
02/28/1993	46,541	46,719	46,133	22,697
03/31/1993	49,912	50,102	49,429	23,281
04/30/1993	48,236	48,421	47,743	22,542
05/31/1993	52,472	52,673	51,930	23,894
06/30/1993	55,245	55,456	54,624	23,951
07/31/1993	57,227	57,446	56,542	24,190
08/31/1993	61,097	61,331	60,342	25,348
09/30/1993	64,371	64,617	63,520	26,186
10/31/1993	63,966	64,210	63,094	26,943
11/30/1993	60,653	60,885	59,799	25,853
12/31/1993	63,452	63,695	62,499	26,873
01/31/1994	65,907	66,159	64,890	27,588
02/28/1994	64,327	64,573	63,296	27,467
03/31/1994	59,376	59,604	58,366	25,780
04/30/1994	59,419	59,646	58,387	25,819
05/31/1994	56,319	56,534	55,302	25,241
06/30/1994	51,429	51,626	50,456	24,162
07/31/1994	54,571	54,779	53,518	24,506
08/31/1994	58,835	59,060	57,651	26,305
09/30/1994	60,063	60,293	58,826	26,415
10/31/1994	63,205	63,447	61,867	26,696
11/30/1994	59,813	60,042	58,511	25,616
12/31/1994	60,895	61,128	59,538	26,220
01/31/1995	58,942	59,168	57,566	25,686
02/28/1995	62,206	62,444	60,729	26,872
03/31/1995	65,383	65,633	63,805	27,657
04/30/1995	67,272	67,530	65,604	28,073
05/31/1995	68,624	68,887	66,860	28,441
06/30/1995	75,042	75,329	73,077	30,401
07/31/1995	82,125	82,439	79,945	32,770
08/31/1995	81,223	81,534	79,012	33,175
09/30/1995	83,885	84,206	81,548	33,858
10/31/1995	81,182	81,492	78,860	32,192
11/30/1995	84,917	85,241	82,436	33,613
12/31/1995	86,817	87,149	84,261	34,358
01/31/1996	82,750	83,067	80,227	34,074
02/29/1996	86,630	86,962	83,965	35,628
03/31/1996	90,138	90,483	87,323	36,332
04/30/1996	99,173	99,552	95,989	39,121
05/31/1996	105,868	106,273	102,407	41,127
06/30/1996	100,021	100,403	96,693	38,455
07/31/1996	87,822	88,158	84,859	33,760
08/31/1996	92,339	92,692	89,164	36,259
09/30/1996	99,274	99,654	95,797	38,127
10/31/1996	93,137	93,494	89,814	36,482
11/30/1996	93,776	94,135	90,357	37,497
12/31/1996	97,593	97,966	93,990	38,228
01/31/1997	94,018	94,378	90,472	39,183
02/28/1997	84,524	84,847	81,311	36,817
03/31/1997	77,712	78,010	74,685	34,218
04/30/1997	76,017	76,308	73,006	33,822
05/31/1997	87,239	87,573	83,753	38,906
06/30/1997	90,477	90,823	86,796	40,225
07/31/1997	93,591	93,949	89,744	42,286
08/31/1997	97,383	97,755	93,294	43,555
09/30/1997	104,598	104,998	100,173	47,031
10/31/1997	96,674	97,043	92,502	44,204
11/30/1997	93,068	93,424	89,015	43,152
12/31/1997	93,658	94,016	89,526	43,178
01/31/1998	92,078	92,431	87,929	42,604
02/28/1998	101,581	101,970	96,970	46,366
03/31/1998	105,199	105,601	100,336	48,308
04/30/1998	104,706	105,107	99,825	48,604
05/31/1998	98,524	98,901	93,876	45,071
06/30/1998	103,029	103,424	98,091	45,532
07/31/1998	94,179	94,540	89,626	41,730
08/31/1998	70,964	71,236	67,497	32,098
09/30/1998	76,584	76,877	72,796	35,353
10/31/1998	79,908	80,214	75,890	37,199
11/30/1998	86,453	86,783	82,075	40,085
12/31/1998	95,522	95,887	90,676	43,713
01/31/1999	100,087	100,470	94,983	45,680
02/28/1999	88,447	88,786	83,851	41,500
03/31/1999	94,524	94,885	89,545	42,978
04/30/1999	100,923	101,309	95,526	46,773
05/31/1999	99,530	99,911	94,189	46,848
06/30/1999	107,114	107,524	101,215	49,316
07/31/1999	107,746	108,159	101,803	47,793
08/31/1999	105,602	106,006	99,756	46,005
09/30/1999	108,147	108,561	102,061	46,893
10/31/1999	112,679	113,110	106,286	48,093
11/30/1999	126,899	127,384	119,593	53,177
12/31/1999	157,659	158,262	148,702	62,552
01/31/2000	158,684	159,291	149,535	61,970
02/29/2000	203,781	204,561	191,943	76,391
03/31/2000	190,128	190,855	178,910	68,362
04/30/2000	155,145	155,738	145,972	61,458
05/31/2000	139,909	140,445	131,477	56,074
06/30/2000	161,483	162,101	151,712	63,319
07/31/2000	150,389	150,965	141,183	57,892
08/31/2000	173,188	173,851	162,473	63,982
09/30/2000	166,642	167,279	156,234	60,803
10/31/2000	152,777	153,362	143,189	55,865
11/30/2000	120,159	120,619	112,532	45,720
12/31/2000	136,068	136,589	127,364	48,518
01/31/2001	135,565	136,084	126,791	52,443
02/28/2001	113,265	113,698	105,870	45,253
03/31/2001	101,293	101,680	94,595	41,140
04/30/2001	115,281	115,722	107,592	46,175
05/31/2001	116,860	117,307	109,023	47,247
06/30/2001	120,004	120,463	111,880	48,537
07/31/2001	113,140	113,573	105,458	44,396
08/31/2001	103,874	104,271	96,673	41,622
09/30/2001	82,839	83,156	77,107	34,904
10/31/2001	94,876	95,239	88,241	38,262
11/30/2001	103,509	103,905	96,165	41,456
12/31/2001	112,515	112,945	104,522	44,039
01/31/2002	110,242	110,664	102,379	42,471
02/28/2002	102,933	103,327	95,530	39,724
03/31/2002	113,772	114,207	105,522	43,175
04/30/2002	109,551	109,970	101,523	42,243
05/31/2002	101,608	101,997	94,101	39,772
06/30/2002	94,557	94,918	87,533	36,399
07/31/2002	76,600	76,893	70,823	30,805
08/31/2002	76,156	76,447	70,391	30,789
09/30/2002	71,876	72,151	66,393	28,566
10/31/2002	77,418	77,714	71,459	30,012
11/30/2002	83,720	84,040	77,240	32,986
12/31/2002	79,433	79,737	73,239	30,710
01/31/2003	78,234	78,533	72,096	29,874
02/28/2003	73,946	74,229	68,102	29,077
03/31/2003	74,198	74,482	68,245	29,516
04/30/2003	81,506	81,818	74,953	32,308
05/31/2003	92,339	92,692	84,877	35,949
06/30/2003	97,565	97,938	89,656	36,643
07/31/2003	105,312	105,715	96,649	39,413
08/31/2003	109,661	110,081	100,573	41,530
09/30/2003	107,895	108,308	98,934	40,479
10/31/2003	121,436	121,901	111,281	43,976
11/30/2003	126,160	126,643	115,565	45,410
12/31/2003	127,169	127,656	116,351	45,614
01/31/2004	133,337	133,847	121,924	48,009
02/29/2004	133,964	134,476	122,424	47,937
03/31/2004	132,892	133,401	121,420	48,162
04/30/2004	125,145	125,623	114,208	45,745
05/31/2004	127,159	127,646	115,989	46,655
06/30/2004	132,195	132,701	120,559	48,209

PIMCO Funds Annual Report  |  06.30.04  17

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PIMCO PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class A Shares returned 28.71% for the year ended June 30, 2004, compared to a 27.33% return for the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund outperformed its index over the reporting period. Stock selection in technology contributed to this relative performance. Examples of strong holdings in this sector include Mercury Interactive, an application management and IT-governance software company, and Marvell Technology, a semiconductor manufacturer. Both of these companies benefited from the improving economy and increased corporate spending on technology.

•	Stock selection in consumer discretionary also contributed to relative performance. The improving economy led to an increase in leisure travel, benefiting Fund holding Royal Caribbean Cruises. Coach, a high-end leather goods retailer, was another Fund holding in this sector that performed well.

•	An underweighting in the materials sector hindered the Fund’s relative performance. Materials companies were up on increased demand for building and construction.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/17/92)
PIMCO PEA Target Fund Class A	28.71%	4.10%	12.59%	12.56%
PIMCO PEA Target Fund Class A (adjusted)	21.63%	2.93%	11.96%	12.01%
PIMCO PEA Target Fund Class B	27.71%	3.41%	12.05%	12.05%
PIMCO PEA Target Fund Class B (adjusted)	22.71%	3.08%	12.05%	12.05%
PIMCO PEA Target Fund Class C (adjusted)	26.82%	3.42%	11.80%	11.77%
Russell Mid-Cap Growth Index	27.33%	0.49%	10.88%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,072.50	$1,068.00	$1,068.80	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.18	$10.03	$10.03	$6.04	$9.82	$9.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Target Fund Share Class A	PEA Target Fund Share Class B	PEA Target Fund Share Class C	Russell Mid-Cap Growth Index
12/31/1992	9,450	10,000	10,000	10,000
01/31/1993	9,572	10,119	10,119	10,118
02/28/1993	9,515	10,049	10,049	9,806
03/31/1993	9,983	10,544	10,544	10,091
04/30/1993	9,749	10,287	10,287	9,676
05/31/1993	10,375	10,950	10,950	10,133
06/30/1993	10,674	11,256	11,256	10,091
07/31/1993	10,964	11,543	11,543	10,059
08/31/1993	11,759	12,374	12,374	10,643
09/30/1993	11,890	12,512	12,512	10,771
10/31/1993	11,983	12,591	12,591	10,944
11/30/1993	11,403	11,978	11,978	10,689
12/31/1993	11,860	12,452	12,452	11,118
01/31/1994	12,162	12,762	12,762	11,404
02/28/1994	11,945	12,522	12,522	11,306
03/31/1994	11,568	12,123	12,123	10,773
04/30/1994	11,842	12,402	12,402	10,747
05/31/1994	11,606	12,142	12,142	10,764
06/30/1994	11,181	11,693	11,693	10,301
07/31/1994	11,870	12,412	12,412	10,586
08/31/1994	12,540	13,101	13,101	11,217
09/30/1994	12,389	12,931	12,931	11,032
10/31/1994	12,634	13,181	13,181	11,223
11/30/1994	12,181	12,702	12,702	10,728
12/31/1994	12,318	12,837	12,837	10,878
01/31/1995	12,080	12,584	12,584	11,009
02/28/1995	12,777	13,292	13,292	11,594
03/31/1995	13,226	13,758	13,758	12,054
04/30/1995	13,379	13,909	13,909	12,156
05/31/1995	13,341	13,859	13,859	12,455
06/30/1995	14,354	14,901	14,901	13,021
07/31/1995	15,291	15,872	15,872	13,840
08/31/1995	15,252	15,811	15,811	13,993
09/30/1995	15,673	16,246	16,236	14,305
10/31/1995	15,893	16,459	16,459	13,943
11/30/1995	16,065	16,621	16,621	14,566
12/31/1995	16,167	16,728	16,728	14,573
01/31/1996	16,007	16,547	16,547	14,831
02/29/1996	16,540	17,090	17,090	15,392
03/31/1996	17,020	17,566	17,566	15,514
04/30/1996	17,789	18,359	18,347	16,263
05/31/1996	18,706	19,299	19,287	16,595
06/30/1996	18,354	18,914	18,914	16,093
07/31/1996	16,295	16,785	16,784	14,845
08/31/1996	17,117	17,611	17,611	15,648
09/30/1996	18,258	18,778	18,778	16,641
10/31/1996	18,280	18,789	18,778	16,447
11/30/1996	19,016	19,525	19,525	17,415
12/31/1996	18,853	19,350	19,350	17,123
01/31/1997	19,457	19,955	19,955	17,880
02/28/1997	18,624	19,093	19,093	17,486
03/31/1997	17,936	18,385	18,372	16,498
04/30/1997	18,141	18,578	18,565	16,902
05/31/1997	19,650	20,109	20,109	18,417
06/30/1997	20,302	20,765	20,753	18,927
07/31/1997	21,702	22,181	22,181	20,738
08/31/1997	22,172	22,644	22,631	20,535
09/30/1997	23,416	23,905	23,892	21,574
10/31/1997	22,136	22,580	22,579	20,493
11/30/1997	22,100	22,528	22,528	20,709
12/31/1997	21,941	22,338	22,338	20,980
01/31/1998	21,450	21,842	21,825	20,602
02/28/1998	23,270	23,673	23,673	22,539
03/31/1998	24,521	24,923	24,923	23,483
04/30/1998	25,328	25,745	25,744	23,803
05/31/1998	24,204	24,581	24,580	22,824
06/30/1998	25,882	26,258	26,258	23,470
07/31/1998	24,995	25,350	25,349	22,466
08/31/1998	20,546	20,814	20,814	18,177
09/30/1998	22,477	22,784	22,767	19,551
10/31/1998	22,587	22,852	22,853	20,990
11/30/1998	23,949	24,221	24,222	22,407
12/31/1998	27,237	27,537	27,538	24,728
01/31/1999	27,643	27,941	27,943	25,470
02/28/1999	26,106	26,363	26,344	24,225
03/31/1999	27,610	27,868	27,867	25,574
04/30/1999	28,405	28,640	28,639	26,740
05/31/1999	27,610	27,832	27,814	26,395
06/30/1999	29,943	30,181	30,165	28,238
07/31/1999	29,487	29,686	29,688	27,340
08/31/1999	29,944	30,146	30,148	27,055
09/30/1999	29,588	29,761	29,762	26,825
10/31/1999	32,361	32,531	32,515	28,899
11/30/1999	37,127	37,287	37,289	31,893
12/31/1999	45,288	45,453	45,455	37,417
01/31/2000	46,533	46,703	46,696	37,409
02/29/2000	63,504	63,736	63,674	45,273
03/31/2000	61,180	61,403	61,293	45,318
04/30/2000	55,209	55,410	55,525	40,918
05/31/2000	50,212	50,396	50,478	37,935
06/30/2000	57,001	57,209	57,247	41,960
07/31/2000	57,257	57,467	57,487	39,303
08/31/2000	66,430	66,673	66,639	45,230
09/30/2000	63,627	63,859	63,794	43,019
10/31/2000	56,927	57,135	57,045	40,076
11/30/2000	45,484	45,651	45,550	31,368
12/31/2000	49,669	49,851	49,704	33,021
01/31/2001	48,666	48,844	48,685	34,906
02/28/2001	42,120	42,274	42,103	28,867
03/31/2001	36,855	36,990	36,823	24,737
04/30/2001	41,245	41,395	41,180	28,860
05/31/2001	41,203	41,354	41,110	28,724
06/30/2001	41,162	41,313	41,040	28,739
07/31/2001	38,989	39,131	38,836	26,802
08/31/2001	35,577	35,707	35,426	24,859
09/30/2001	30,013	30,123	29,885	20,750
10/31/2001	31,655	31,770	31,472	22,930
11/30/2001	34,212	34,337	34,006	25,400
12/31/2001	35,447	35,577	35,213	26,365
01/31/2002	34,444	34,570	34,195	25,508
02/28/2002	31,544	31,659	31,282	24,062
03/31/2002	33,847	33,970	33,556	25,898
04/30/2002	32,781	32,900	32,466	24,528
05/31/2002	31,394	31,509	31,092	23,797
06/30/2002	28,390	28,493	28,086	21,170
07/31/2002	25,511	25,604	25,221	19,112
08/31/2002	25,128	25,220	24,843	19,045
09/30/2002	23,146	23,230	22,878	17,533
10/31/2002	24,190	24,278	23,873	18,892
11/30/2002	25,767	25,861	25,436	20,371
12/31/2002	23,826	23,913	23,518	19,141
01/31/2003	23,998	24,086	23,660	18,953
02/28/2003	23,679	23,765	23,328	18,788
03/31/2003	23,679	23,765	23,305	19,138
04/30/2003	25,320	25,412	24,915	20,441
05/31/2003	27,728	27,829	27,260	22,407
06/30/2003	28,432	28,536	27,922	22,728
07/31/2003	29,774	29,883	29,226	23,539
08/31/2003	31,331	31,446	30,743	24,836
09/30/2003	30,222	30,332	29,630	24,354
10/31/2003	33,120	33,241	32,448	26,317
11/30/2003	33,995	34,119	33,301	27,022
12/31/2003	34,124	34,248	33,395	27,317
01/31/2004	35,636	35,766	34,864	28,218
02/29/2004	36,444	36,578	35,621	28,693
03/31/2004	36,295	36,428	35,453	28,638
04/30/2004	34,909	35,036	34,102	27,830
05/31/2004	35,718	35,849	34,836	28,487
06/30/2004	36,594	36,727	35,689	28,940

18  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ended June 30, 2004, the Fund’s Class A Shares delivered a return of 35.58%, outperforming the Russell 1000 Value Index, which gained 21.13%. The Lipper Large-Cap Value Fund Average rose 19.19% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to cyclical technology stocks such as semiconductors, which benefited from the global economic recovery. Semiconductor holdings such as Micron Technology and Agilent posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in industrials stocks, which benefited from the economic recovery. As the business environment improved, demand for industrial products grew. In particular, Fund holdings Boeing, Tyco and Honeywell all saw their stock prices increase significantly during the year.

•	The Fund’s underweighting in the energy sector detracted from performance during the period, as energy stocks were supported by high crude oil prices.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Fund Class A	35.58%	10.94%	15.75%	14.32%
PIMCO PEA Value Fund Class A (adjusted)	28.13%	9.70%	15.09%	13.81%
PIMCO PEA Value Fund Class B	34.55%	10.12%	15.15%	13.85%
PIMCO PEA Value Fund Class B (adjusted)	29.55%	9.85%	15.15%	13.85%
PIMCO PEA Value Fund Class C (adjusted)	33.53%	10.12%	14.89%	13.48%
Russell 1000 Value Index	21.13%	1.87%	12.64%	—
Lipper Large-Cap Value Fund Average	19.19%	0.52%	10.25%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,100.00	$1,095.90	$1,095.80	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$5.74	$9.64	$9.64	$5.54	$9.31	$9.31

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Value Fund Share Class A	PEA Value Fund Share Class B	PEA Value Fund Share Class C	Russell 1000 Value Index
12/31/1991	9,450	10,000	10,000	10,000
01/31/1992	9,720	10,279	10,279	10,016
02/29/1992	10,046	10,618	10,618	10,261
03/31/1992	9,817	10,369	10,369	10,112
04/30/1992	9,858	10,406	10,406	10,548
05/31/1992	9,770	10,306	10,306	10,600
06/30/1992	9,558	10,077	10,077	10,534
07/31/1992	9,894	10,425	10,425	10,941
08/31/1992	9,605	10,114	10,114	10,606
09/30/1992	9,735	10,244	10,244	10,753
10/31/1992	9,794	10,300	10,300	10,763
11/30/1992	10,317	10,843	10,843	11,116
12/31/1992	10,650	11,186	11,186	11,381
01/31/1993	10,871	11,411	11,411	11,712
02/28/1993	10,985	11,524	11,524	12,124
03/31/1993	11,324	11,873	11,873	12,481
04/30/1993	11,123	11,655	11,655	12,321
05/31/1993	11,277	11,808	11,808	12,569
06/30/1993	11,352	11,879	11,879	12,846
07/31/1993	11,294	11,811	11,811	12,990
08/31/1993	11,904	12,442	12,442	13,459
09/30/1993	11,930	12,461	12,461	13,480
10/31/1993	12,340	12,881	12,881	13,471
11/30/1993	12,211	12,739	12,739	13,193
12/31/1993	12,348	12,874	12,874	13,444
01/31/1994	12,916	13,458	13,458	13,952
02/28/1994	12,703	13,228	13,228	13,475
03/31/1994	12,017	12,505	12,505	12,974
04/30/1994	11,867	12,342	12,342	13,223
05/31/1994	11,863	12,330	12,330	13,375
06/30/1994	11,587	12,035	12,035	13,055
07/31/1994	12,067	12,526	12,526	13,461
08/31/1994	12,572	13,042	13,042	13,848
09/30/1994	12,187	12,634	12,634	13,388
10/31/1994	12,312	12,757	12,757	13,575
11/30/1994	11,690	12,104	12,104	13,026
12/31/1994	11,798	12,208	12,208	13,176
01/31/1995	12,115	12,528	12,528	13,582
02/28/1995	12,653	13,078	13,078	14,119
03/31/1995	12,998	13,426	13,426	14,429
04/30/1995	13,346	13,776	13,776	14,885
05/31/1995	13,850	14,288	14,288	15,511
06/30/1995	14,087	14,524	14,524	15,721
07/31/1995	14,704	15,150	15,150	16,269
08/31/1995	14,881	15,324	15,324	16,498
09/30/1995	15,290	15,735	15,735	17,095
10/31/1995	15,330	15,766	15,766	16,925
11/30/1995	15,985	16,430	16,430	17,783
12/31/1995	16,325	16,769	16,769	18,229
01/31/1996	16,787	17,233	17,233	18,797
02/29/1996	17,150	17,595	17,595	18,940
03/31/1996	17,285	17,722	17,722	19,262
04/30/1996	17,507	17,939	17,939	19,336
05/31/1996	17,856	18,286	18,286	19,577
06/30/1996	17,773	18,190	18,189	19,593
07/31/1996	16,811	17,194	17,194	18,853
08/31/1996	17,461	17,848	17,847	19,392
09/30/1996	17,934	18,320	18,320	20,163
10/31/1996	18,186	18,565	18,565	20,942
11/30/1996	19,741	20,141	20,141	22,461
12/31/1996	19,568	19,952	19,952	22,174
01/31/1997	20,226	20,618	20,618	23,249
02/28/1997	20,571	20,955	20,955	23,591
03/31/1997	19,841	20,200	20,199	22,742
04/30/1997	20,609	20,966	20,965	23,698
05/31/1997	21,829	22,192	22,191	25,023
06/30/1997	22,367	22,731	22,732	26,096
07/31/1997	23,848	24,221	24,222	28,059
08/31/1997	23,349	23,684	23,685	27,060
09/30/1997	24,735	25,083	25,083	28,695
10/31/1997	23,493	23,806	23,807	27,894
11/30/1997	24,068	24,375	24,376	29,127
12/31/1997	24,598	24,902	24,887	29,978
01/31/1998	24,700	24,970	24,973	29,555
02/28/1998	26,154	26,444	26,430	31,544
03/31/1998	27,196	27,490	27,475	33,475
04/30/1998	26,670	26,924	26,927	33,698
05/31/1998	26,552	26,787	26,790	33,200
06/30/1998	26,584	26,818	26,820	33,625
07/31/1998	25,462	25,668	25,669	33,034
08/31/1998	21,808	21,961	21,963	28,118
09/30/1998	23,056	23,215	23,215	29,732
10/31/1998	25,087	25,244	25,243	32,036
11/30/1998	26,520	26,671	26,670	33,529
12/31/1998	27,000	27,129	27,128	34,669
01/31/1999	26,344	26,470	26,448	34,947
02/28/1999	25,340	25,462	25,437	34,454
03/31/1999	25,274	25,395	25,341	35,167
04/30/1999	27,928	28,062	27,986	38,452
05/31/1999	28,682	28,820	28,725	38,029
06/30/1999	29,754	29,898	29,776	39,132
07/31/1999	29,424	29,566	29,425	37,985
08/31/1999	29,133	29,273	29,134	36,576
09/30/1999	28,294	28,430	28,277	35,296
10/31/1999	28,353	28,490	28,317	37,329
11/30/1999	27,905	28,039	27,849	37,037
12/31/1999	28,028	28,163	27,958	37,215
01/31/2000	26,341	26,467	26,247	36,002
02/29/2000	23,807	23,921	23,717	33,327
03/31/2000	27,456	27,588	27,329	37,393
04/30/2000	27,382	27,514	27,255	36,959
05/31/2000	28,593	28,730	28,413	37,347
06/30/2000	27,640	27,773	27,453	35,641
07/31/2000	28,975	29,115	28,782	36,086
08/31/2000	30,772	30,920	30,546	38,092
09/30/2000	31,627	31,779	31,349	38,443
10/31/2000	33,794	33,956	33,503	39,389
11/30/2000	34,233	34,398	33,915	37,927
12/31/2000	36,582	36,757	36,232	39,827
01/31/2001	36,607	36,783	36,232	39,979
02/28/2001	36,754	36,930	36,351	38,867
03/31/2001	36,239	36,413	35,817	37,495
04/30/2001	38,830	39,017	38,338	39,333
05/31/2001	39,417	39,606	38,894	40,218
06/30/2001	39,417	39,606	38,871	39,325
07/31/2001	40,370	40,564	39,792	39,242
08/31/2001	39,002	39,189	38,411	37,669
09/30/2001	36,213	36,387	35,646	35,017
10/31/2001	36,434	36,609	35,838	34,716
11/30/2001	40,639	40,834	39,935	36,733
12/31/2001	42,142	42,345	41,428	37,599
01/31/2002	42,665	42,870	41,896	37,310
02/28/2002	42,690	42,896	41,896	37,370
03/31/2002	45,008	45,225	44,142	39,137
04/30/2002	42,470	42,674	41,621	37,795
05/31/2002	42,415	42,619	41,567	37,984
06/30/2002	37,944	38,127	37,128	35,803
07/31/2002	33,558	33,719	32,825	32,474
08/31/2002	33,504	33,665	32,743	32,721
09/30/2002	27,376	27,508	26,770	29,082
10/31/2002	29,473	29,615	28,797	31,237
11/30/2002	34,053	34,217	33,235	33,205
12/31/2002	31,571	31,723	30,799	31,764
01/31/2003	30,760	30,907	29,961	30,995
02/28/2003	29,366	29,507	28,607	30,168
03/31/2003	29,425	29,566	28,635	30,219
04/30/2003	32,326	32,482	31,433	32,878
05/31/2003	35,808	35,980	34,806	35,002
06/30/2003	36,882	37,059	35,843	35,440
07/31/2003	38,099	38,282	36,997	35,968
08/31/2003	39,551	39,741	38,381	36,529
09/30/2003	39,001	39,188	37,832	36,171
10/31/2003	41,466	41,665	40,166	38,384
11/30/2003	42,627	42,832	41,291	38,906
12/31/2003	45,457	45,676	44,003	41,303
01/31/2004	47,757	47,987	46,199	42,030
02/29/2004	49,009	49,244	47,382	42,929
03/31/2004	48,455	48,688	46,832	42,552
04/30/2004	47,554	47,782	45,910	41,513
05/31/2004	48,048	48,279	46,373	41,937
06/30/2004	49,999	50,239	48,224	42,927

PIMCO Funds Annual Report  |  06.30.04  19

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class A Shares returned 11.66% for the one-year period ended June 30, 2004. Although positive in absolute terms, this result trailed the Fund’s benchmark, the S&P 500 Index, which returned 19.11% for the same time period.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. Two sector weightings in particular that hurt relative performance were an overweight in pharmaceuticals and an underweight in semiconductors and instruments.

•	On a security level, the Fund’s performance was hindered by stock selection in the software sector. Two examples are Fund holdings Veritas Software Corp. and Oracle Corp., both of which saw moderate stock price declines over the 12-month period.

•	The Fund’s performance benefited during this time from an overweight in internet software and services, via its holding in Yahoo! Inc., and in hotels, restaurants and leisure. It was also helped by an underweight to telecommunications services. The Fund’s stock picking in biotechnology was another benefit, including its position in Genentech Inc., which appreciated by 56% over the period.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund Class A	11.66%	–3.73%	—	8.04%
PIMCO RCM Large-Cap Growth Fund Class A (adjusted)	5.52%	–4.81%	—	7.23%
PIMCO RCM Large-Cap Growth Fund Class B	10.94%	–4.44%	—	7.25%
PIMCO RCM Large-Cap Growth Fund Class B (adjusted)	5.94%	–4.74%	—	7.25%
PIMCO RCM Large-Cap Growth Fund Class C (adjusted)	9.93%	–4.44%	—	7.25%
S&P 500 Index	19.11%	–2.20%	—	—
Lipper Large-Cap Growth Fund Average	15.56%	–5.36%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,021.00	$1,017.80	$1,017.80	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.03	$9.78	$9.78	$6.04	$9.82	$9.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Large-Cap Growth Fund Share Class A	RCM Large-Cap Growth Fund Share Class B	RCM Large-Cap Growth Fund Share Class C	S&P 500 Index
12/31/1996	9,450	10,000	10,000	10,000
01/31/1997	10,051	10,630	10,630	10,625
02/28/1997	9,982	10,550	10,550	10,708
03/31/1997	9,364	9,891	9,891	10,268
04/30/1997	9,898	10,450	10,450	10,881
05/31/1997	10,659	11,246	11,246	11,544
06/30/1997	11,202	11,812	11,812	12,061
07/31/1997	12,273	12,933	12,933	13,020
08/31/1997	11,505	12,115	12,115	12,291
09/30/1997	12,462	13,116	13,116	12,964
10/31/1997	12,174	12,805	12,805	12,531
11/30/1997	12,368	13,000	13,000	13,111
12/31/1997	12,419	13,044	13,044	13,336
01/31/1998	12,790	13,426	13,426	13,484
02/28/1998	13,677	14,350	14,350	14,456
03/31/1998	14,415	15,115	15,115	15,197
04/30/1998	14,785	15,494	15,494	15,349
05/31/1998	14,334	15,012	15,012	15,086
06/30/1998	15,200	15,908	15,908	15,698
07/31/1998	15,233	15,934	15,934	15,531
08/31/1998	12,677	13,251	13,251	13,286
09/30/1998	13,799	14,415	14,415	14,137
10/31/1998	14,753	15,401	15,401	15,287
11/30/1998	15,803	16,489	16,489	16,213
12/31/1998	17,818	18,579	18,579	17,147
01/31/1999	19,169	19,977	19,977	17,864
02/28/1999	18,467	19,234	19,234	17,309
03/31/1999	20,081	20,903	20,903	18,002
04/30/1999	19,754	20,550	20,550	18,699
05/31/1999	18,985	19,738	19,738	18,258
06/30/1999	20,411	21,209	21,209	19,271
07/31/1999	19,929	20,695	20,695	18,669
08/31/1999	20,186	20,948	20,948	18,576
09/30/1999	20,003	20,745	20,745	18,068
10/31/1999	21,327	22,103	22,103	19,211
11/30/1999	22,639	23,449	23,449	19,601
12/31/1999	25,695	26,599	26,599	20,756
01/31/2000	25,173	26,040	26,040	19,714
02/29/2000	25,677	26,545	26,545	19,340
03/31/2000	27,512	28,425	28,425	21,232
04/30/2000	26,115	26,964	26,964	20,593
05/31/2000	24,961	25,756	25,756	20,171
06/30/2000	26,593	27,422	27,422	20,668
07/31/2000	26,234	27,033	27,033	20,345
08/31/2000	27,782	28,611	28,611	21,608
09/30/2000	26,387	27,158	27,158	20,468
10/31/2000	25,867	26,604	26,604	20,381
11/30/2000	23,482	24,135	24,135	18,774
12/31/2000	23,438	24,075	24,075	18,866
01/31/2001	23,651	24,277	24,277	19,535
02/28/2001	20,841	21,378	21,378	17,754
03/31/2001	18,947	19,422	19,422	16,629
04/30/2001	20,590	21,094	21,094	17,922
05/31/2001	20,540	21,031	21,031	18,042
06/30/2001	19,632	20,089	20,089	17,603
07/31/2001	19,084	19,516	19,516	17,429
08/31/2001	17,735	18,123	18,123	16,338
09/30/2001	16,760	17,115	17,115	15,019
10/31/2001	17,127	17,480	17,480	15,305
11/30/2001	18,281	18,648	18,648	16,479
12/31/2001	18,199	18,552	18,552	16,624
01/31/2002	17,597	17,927	17,927	16,381
02/28/2002	17,222	17,544	17,544	16,065
03/31/2002	17,609	17,924	17,924	16,670
04/30/2002	16,199	16,474	16,474	15,659
05/31/2002	15,949	16,207	16,207	15,544
06/30/2002	15,120	15,363	15,348	14,436
07/31/2002	14,415	14,645	14,630	13,311
08/31/2002	14,539	14,744	14,743	13,399
09/30/2002	13,157	13,349	13,335	11,943
10/31/2002	14,331	14,532	14,532	12,994
11/30/2002	14,594	14,784	14,772	13,758
12/31/2002	13,960	14,132	14,140	12,950
01/31/2003	13,586	13,738	13,745	12,611
02/28/2003	13,350	13,498	13,492	12,421
03/31/2003	13,669	13,808	13,816	12,542
04/30/2003	14,447	14,584	14,591	13,575
05/31/2003	14,988	15,121	15,127	14,290
06/30/2003	15,113	15,234	15,240	14,473
07/31/2003	15,279	15,390	15,396	14,728
08/31/2003	15,363	15,474	15,480	15,015
09/30/2003	15,266	15,361	15,367	14,856
10/31/2003	15,836	15,925	15,931	15,696
11/30/2003	15,877	15,968	15,973	15,834
12/31/2003	16,528	16,605	16,610	16,665
01/31/2004	16,751	16,829	16,836	16,970
02/29/2004	16,738	16,816	16,807	17,206
03/31/2004	16,612	16,690	16,666	16,947
04/30/2004	16,418	16,495	16,454	16,681
05/31/2004	16,598	16,676	16,624	16,910
06/30/2004	16,877	16,956	16,907	17,238

20  PIMCO Funds Annual Report  |  06.30.04

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class A Shares had a total return of 21.57% for the one-year period ended June 30, 2004. This compares to the 27.33% return for its benchmark, the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund’s relative underperformance during the fiscal year can be attributed to sector strategy and stock selection. On the sector level, the Fund’s performance was hurt by an overweight in media and energy, as well as an underweight in semiconductors. Our capital goods overweight and commercial services and supplies underweight helped relative returns.

•	Specific stocks that hindered performance included Cox Radio, a radio station operator and Emulex Corp., a computer storage device company. Specific stocks that helped performance included medical instruments & supplies company, Cytyc Corp., and AdvancePCS, a healthcare company that merged with Caremark Rx, Inc. during the first quarter 2004.

•	Despite underperforming the Index, the Fund delivered strong absolute performance for its shareholders. Several factors contributed to this strength, including our exposure to capital goods and healthcare equipment and supplies. The Fund also benefited from its stock picking in the software sector, including Fund holdings Symantec Corp. and Intuit Inc.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund Class A	21.57%	0.45%	10.38%	15.29%
PIMCO RCM Mid-Cap Fund Class A (adjusted)	14.88%	–0.68%	9.76%	15.02%
PIMCO RCM Mid-Cap Fund Class B	21.08%	0.00%	9.85%	15.03%
PIMCO RCM Mid-Cap Fund Class B (adjusted)	16.08%	–0.14%	9.85%	15.03%
PIMCO RCM Mid-Cap Fund Class C (adjusted)	20.08%	0.00%	9.75%	14.55%
Russell Mid-Cap Growth Index	27.33%	0.49%	10.88%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,069.00	$1,064.70	$1,069.30	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.28	$10.11	$10.14	$6.14	$9.92	$9.92

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Class A, 1.97% for Class B, 1.97% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Mid-Cap Fund Share Class A	RCM Mid-Cap Fund Share Class B	RCM Mid-Cap Fund Share Class C	Russell Mid-Cap Growth Index
11/30/1979	9,450	10,000	10,000	10,000
12/31/1979	9,741	10,303	10,303	10,388
01/31/1980	10,184	10,766	10,766	10,965
02/28/1980	9,800	10,353	10,353	10,721
03/31/1980	8,712	9,198	9,198	9,305
04/30/1980	9,098	9,600	9,600	9,906
05/31/1980	9,846	10,383	10,383	10,676
06/30/1980	10,258	10,812	10,812	11,194
07/31/1980	11,763	12,392	12,392	12,135
08/31/1980	12,371	13,025	13,025	12,452
09/30/1980	13,035	13,718	13,718	12,867
10/31/1980	13,467	14,164	14,164	13,003
11/30/1980	14,417	15,155	15,155	14,034
12/31/1980	14,167	14,882	14,882	13,764
01/31/1981	13,834	14,524	14,524	13,442
02/28/1981	12,741	13,367	13,367	13,680
03/31/1981	15,886	16,659	16,659	14,750
04/30/1981	16,373	17,158	17,158	14,819
05/31/1981	17,399	18,224	18,224	15,181
06/30/1981	16,743	17,526	17,526	14,903
07/31/1981	16,454	17,212	17,212	14,718
08/31/1981	15,657	16,369	16,369	13,879
09/30/1981	14,943	15,613	15,613	12,987
10/31/1981	16,352	17,075	17,075	13,883
11/30/1981	16,657	17,383	17,383	14,445
12/31/1981	16,387	17,091	17,091	14,093
01/31/1982	16,126	16,809	16,809	13,575
02/28/1982	15,759	16,417	16,417	12,998
03/31/1982	15,705	16,351	16,351	12,870
04/30/1982	16,782	17,463	17,463	13,484
05/31/1982	16,623	17,285	17,285	13,005
06/30/1982	16,553	17,202	17,202	12,655
07/31/1982	16,611	17,252	17,252	12,357
08/31/1982	17,981	18,665	18,665	13,843
09/30/1982	18,530	19,223	19,223	14,236
10/31/1982	20,824	21,591	21,591	16,140
11/30/1982	22,610	23,431	23,431	17,124
12/31/1982	23,027	23,848	23,848	17,371
01/31/1983	24,325	25,179	25,179	17,984
02/28/1983	25,923	26,818	26,818	18,606
03/31/1983	26,934	27,848	27,848	19,261
04/30/1983	29,243	30,218	30,218	20,465
05/31/1983	30,968	31,985	31,985	21,320
06/30/1983	32,225	33,265	33,265	22,096
07/31/1983	30,717	31,688	31,688	21,402
08/31/1983	30,008	30,937	30,937	21,268
09/30/1983	31,178	32,125	32,125	21,863
10/31/1983	29,806	30,692	30,692	21,015
11/30/1983	31,147	32,055	32,055	21,914
12/31/1983	30,615	31,488	31,488	21,509
01/31/1984	29,188	30,001	30,001	20,898
02/29/1984	27,685	28,441	28,441	19,767
03/31/1984	28,225	28,979	28,979	20,096
04/30/1984	28,329	29,069	29,069	19,874
05/31/1984	27,281	27,976	27,976	18,754
06/30/1984	28,495	29,204	29,204	19,339
07/31/1984	27,723	28,395	28,395	18,772
08/31/1984	30,373	31,092	31,092	21,117
09/30/1984	29,878	30,567	30,567	21,216
10/31/1984	29,833	30,503	30,503	21,299
11/30/1984	29,272	29,911	29,911	21,209
12/31/1984	29,706	30,336	30,336	21,816
01/31/1985	33,027	33,709	33,709	23,886
02/28/1985	34,358	35,051	35,051	24,314
03/31/1985	33,763	34,423	34,423	24,175
04/30/1985	33,162	33,790	33,790	24,105
05/31/1985	35,331	35,979	35,979	25,474
06/30/1985	36,038	36,677	36,677	26,093
07/31/1985	36,892	37,525	37,525	26,059
08/31/1985	36,386	36,988	36,988	25,950
09/30/1985	34,611	35,161	35,161	24,678
10/31/1985	36,116	36,669	36,669	25,957
11/30/1985	38,316	38,880	38,880	27,750
12/31/1985	39,791	40,354	40,354	28,799
01/31/1986	40,503	41,052	41,052	29,352
02/28/1986	43,419	43,987	43,987	31,941
03/31/1986	44,726	45,285	45,285	33,857
04/30/1986	45,388	45,928	45,928	34,226
05/31/1986	47,176	47,710	47,710	36,376
06/30/1986	46,275	46,770	46,770	36,940
07/31/1986	42,490	42,916	42,916	33,999
08/31/1986	44,054	44,470	44,470	35,543
09/30/1986	40,864	41,224	41,224	32,596
10/31/1986	43,296	43,652	43,652	34,565
11/30/1986	43,824	44,162	44,162	34,890
12/31/1986	43,280	43,588	43,588	33,854
01/31/1987	49,158	49,508	49,481	38,556
02/28/1987	52,928	53,305	53,252	41,429
03/31/1987	54,495	54,883	54,796	41,988
04/30/1987	53,956	54,339	54,221	40,896
05/31/1987	55,455	55,850	55,696	41,162
06/30/1987	57,663	58,073	57,884	42,846
07/31/1987	60,448	60,878	60,646	44,795
08/31/1987	62,872	63,319	63,041	46,645
09/30/1987	61,061	61,495	61,188	45,614
10/31/1987	44,068	44,381	44,122	33,084
11/30/1987	41,869	42,167	41,894	30,781
12/31/1987	47,781	48,120	47,785	34,789
01/31/1988	47,996	48,337	47,971	35,140
02/29/1988	52,291	52,663	52,240	38,022
03/31/1988	53,724	54,106	53,640	38,193
04/30/1988	54,567	54,956	54,450	38,407
05/31/1988	53,520	53,900	53,372	37,727
06/30/1988	57,486	57,894	57,295	40,579
07/31/1988	56,232	56,632	56,012	39,045
08/31/1988	54,838	55,228	54,589	37,558
09/30/1988	56,949	57,354	56,658	39,045
10/31/1988	56,300	56,700	55,978	38,811
11/30/1988	55,073	55,464	54,724	37,875
12/31/1988	57,468	57,877	57,072	39,284
01/31/1989	60,399	60,829	59,948	41,598
02/28/1989	59,862	60,287	59,385	41,257
03/31/1989	61,059	61,493	60,537	41,765
04/30/1989	64,692	65,152	64,102	44,145
05/31/1989	68,314	68,800	67,660	46,489
06/30/1989	65,800	66,268	65,130	45,866
07/31/1989	70,611	71,113	69,851	49,462
08/31/1989	73,647	74,171	72,813	51,376
09/30/1989	73,654	74,178	72,777	51,361
10/31/1989	70,406	70,907	69,524	49,219
11/30/1989	71,335	71,843	70,400	50,386
12/31/1989	72,555	73,071	71,561	51,661
01/31/1990	66,199	66,670	65,250	46,872
02/28/1990	68,556	69,044	67,540	47,837
03/31/1990	70,469	70,970	69,384	49,842
04/30/1990	68,799	69,288	67,698	48,461
05/31/1990	75,837	76,376	74,582	53,443
06/30/1990	76,542	77,086	75,239	54,105
07/31/1990	74,215	74,743	72,906	52,379
08/31/1990	66,660	67,134	65,441	46,288
09/30/1990	62,387	62,831	61,207	43,154
10/31/1990	61,077	61,511	59,885	42,347
11/30/1990	65,920	66,389	64,598	46,878
12/31/1990	69,216	69,709	67,789	49,006
01/31/1991	74,539	75,069	72,961	52,682
02/28/1991	81,203	81,781	79,440	57,318
03/31/1991	85,020	85,624	83,126	60,316
04/30/1991	84,484	85,085	82,552	59,779
05/31/1991	89,257	89,892	87,167	62,804
06/30/1991	84,812	85,415	82,774	59,381
07/31/1991	89,528	90,165	87,326	62,374
08/31/1991	92,348	93,005	90,025	64,326
09/30/1991	92,071	92,726	89,701	64,249
10/31/1991	94,851	95,526	92,356	65,688
11/30/1991	91,465	92,116	89,003	63,520
12/31/1991	102,112	102,838	99,310	72,051
01/31/1992	104,134	104,874	101,217	72,692
02/29/1992	105,508	106,259	102,492	72,852
03/31/1992	101,013	101,732	98,064	69,858
04/30/1992	98,963	99,667	96,015	68,524
05/31/1992	99,586	100,295	96,562	68,661
06/30/1992	94,906	95,581	91,975	66,622
07/31/1992	98,028	98,725	94,946	69,593
08/31/1992	95,940	96,623	92,867	68,681
09/30/1992	98,396	99,096	95,198	70,185
10/31/1992	101,968	102,693	98,596	72,298
11/30/1992	106,179	106,935	102,609	76,867
12/31/1992	108,738	109,512	105,021	78,343
01/31/1993	109,043	109,818	105,252	79,267
02/28/1993	105,782	106,535	102,052	76,826
03/31/1993	108,289	109,060	104,409	79,054
04/30/1993	105,062	105,810	101,235	75,805
05/31/1993	109,370	110,148	105,325	79,383
06/30/1993	109,720	110,500	105,610	79,057
07/31/1993	108,732	109,506	104,596	78,804
08/31/1993	114,060	114,872	109,658	83,383
09/30/1993	116,307	117,135	111,753	84,383
10/31/1993	117,470	118,306	112,803	85,742
11/30/1993	114,076	114,887	109,487	83,744
12/31/1993	119,802	120,654	114,906	87,102
01/31/1994	124,151	125,034	119,008	89,341
02/28/1994	123,133	124,009	117,973	88,573
03/31/1994	116,213	117,039	111,272	84,401
04/30/1994	117,259	118,093	112,207	84,198
05/31/1994	116,098	116,924	111,029	84,325
06/30/1994	112,917	113,720	107,931	80,699
07/31/1994	114,385	115,198	109,269	82,934
08/31/1994	121,831	122,698	116,317	87,877
09/30/1994	120,662	121,520	115,131	86,427
10/31/1994	122,592	123,464	116,904	87,922
11/30/1994	117,921	118,760	112,380	84,045
12/31/1994	120,103	120,957	114,391	85,221
01/31/1995	120,475	121,332	114,677	86,244
02/28/1995	125,487	126,380	119,379	90,832
03/31/1995	130,406	131,334	123,987	94,438
04/30/1995	130,849	131,780	124,334	95,231
05/31/1995	133,087	134,034	126,386	97,574
06/30/1995	139,688	140,682	132,579	102,014
07/31/1995	149,941	151,008	142,217	108,430
08/31/1995	152,130	153,212	144,208	109,623
09/30/1995	156,953	158,069	148,707	112,068
10/31/1995	154,002	155,098	145,822	109,232
11/30/1995	158,761	159,890	150,241	114,115
12/31/1995	160,809	161,953	152,089	114,172
01/31/1996	163,269	164,431	154,325	116,193
02/29/1996	171,318	172,537	161,856	120,585
03/31/1996	174,282	175,522	164,559	121,538
04/30/1996	181,480	182,771	171,273	127,408
05/31/1996	184,420	185,732	173,944	130,007
06/30/1996	176,582	177,838	166,447	126,081
07/31/1996	161,220	162,366	151,867	116,297
08/31/1996	169,587	170,793	159,657	122,589
09/30/1996	180,576	181,860	169,907	130,373
10/31/1996	180,666	181,951	169,890	128,848
11/30/1996	189,537	190,885	178,130	136,437
12/31/1996	190,523	191,878	178,949	134,145
01/31/1997	195,495	196,886	183,531	140,074
02/28/1997	186,190	187,514	174,703	136,992
03/31/1997	174,218	175,457	163,365	129,252
04/30/1997	177,720	178,984	166,550	132,419
05/31/1997	201,410	202,842	188,668	144,284
06/30/1997	206,666	208,136	193,498	148,280
07/31/1997	221,422	222,997	207,198	162,471
08/31/1997	218,965	220,522	204,773	160,879
09/30/1997	233,701	235,363	218,452	169,019
10/31/1997	219,655	221,218	205,192	160,551
11/30/1997	218,667	220,222	204,166	162,237
12/31/1997	222,712	224,296	207,821	164,362
01/31/1998	220,107	221,672	205,265	161,404
02/28/1998	243,614	245,347	227,064	176,576
03/31/1998	257,086	258,914	239,484	183,974
04/30/1998	261,970	263,834	243,915	186,476
05/31/1998	246,881	248,637	229,719	178,812
06/30/1998	255,695	257,513	237,782	183,872
07/31/1998	240,967	242,680	223,943	176,003
08/31/1998	189,183	190,528	175,683	142,404
09/30/1998	196,939	198,340	182,781	153,170
10/31/1998	216,436	217,976	200,766	164,443
11/30/1998	230,591	232,231	213,776	175,543
12/31/1998	254,988	256,801	236,265	193,729
01/31/1999	260,521	262,374	241,251	199,541
02/28/1999	246,974	248,731	228,561	189,783
03/31/1999	265,102	266,987	245,200	200,354
04/30/1999	279,311	281,298	258,196	209,490
05/31/1999	276,602	278,569	255,536	206,788
06/30/1999	296,434	298,543	273,705	221,222
07/31/1999	291,543	293,617	269,024	214,187
08/31/1999	287,083	289,124	264,747	211,959
09/30/1999	286,107	288,141	263,688	210,158
10/31/1999	312,829	315,054	288,158	226,403
11/30/1999	343,862	346,307	316,571	249,858
12/31/1999	406,479	409,370	374,028	293,134
01/31/2000	404,771	407,650	372,233	293,075
02/29/2000	528,227	531,984	485,541	354,679
03/31/2000	519,881	523,578	477,578	355,034
04/30/2000	466,021	469,336	427,814	320,560
05/31/2000	436,475	439,580	400,434	297,191
06/30/2000	504,085	507,671	462,221	328,723
07/31/2000	470,513	473,860	431,160	307,915
08/31/2000	558,264	562,235	511,312	354,349
09/30/2000	546,931	550,821	500,626	337,021
10/31/2000	491,637	495,133	449,712	313,969
11/30/2000	372,316	374,964	340,297	245,743
12/31/2000	409,474	412,386	374,055	258,694
01/31/2001	419,137	422,118	382,658	273,466
02/28/2001	353,836	356,352	322,849	226,156
03/31/2001	306,988	309,171	279,910	193,793
04/30/2001	357,211	359,752	325,535	226,098
05/31/2001	349,674	352,161	318,471	225,036
06/30/2001	340,932	343,357	310,350	225,148
07/31/2001	319,931	322,206	291,046	209,973
08/31/2001	297,727	299,845	270,673	194,750
09/30/2001	255,956	257,777	232,535	162,558
10/31/2001	277,892	279,868	252,324	179,643
11/30/2001	301,040	303,181	273,191	198,990
12/31/2001	307,031	309,214	278,464	206,552
01/31/2002	292,232	294,310	264,875	199,839
02/28/2002	276,305	278,270	250,412	188,508
03/31/2002	294,652	296,748	267,040	202,891
04/30/2002	277,533	279,507	251,525	192,158
05/31/2002	271,427	273,357	245,991	186,432
06/30/2002	243,307	245,038	221,613	165,850
07/31/2002	220,071	221,636	200,560	149,729
08/31/2002	215,186	216,716	196,128	149,205
09/30/2002	202,963	204,407	183,948	137,358
10/31/2002	220,073	221,638	199,455	148,004
11/30/2002	232,309	233,961	209,428	159,592
12/31/2002	222,529	224,111	201,679	149,953
01/31/2003	221,305	222,879	200,570	148,483
02/28/2003	217,631	219,179	197,240	147,192
03/31/2003	220,069	221,634	199,449	149,929
04/30/2003	229,840	231,474	208,305	160,140
05/31/2003	246,963	248,719	223,824	175,545
06/30/2003	249,408	251,182	226,040	178,055
07/31/2003	253,074	254,874	229,362	184,412
08/31/2003	264,083	265,961	239,340	194,573
09/30/2003	255,526	257,344	230,484	190,798
10/31/2003	270,194	272,115	243,783	206,177
11/30/2003	278,759	280,741	252,657	211,702
12/31/2003	283,637	285,654	255,992	214,010
01/31/2004	293,423	295,509	264,849	221,072
02/29/2004	298,323	300,445	269,272	224,786
03/31/2004	300,769	302,908	270,376	224,359
04/30/2004	293,430	295,517	263,725	218,032
05/31/2004	299,534	301,664	270,371	223,178
06/30/2004	303,187	305,344	273,696	226,726

PIMCO Funds Annual Report  |  06.30.04  21

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The Fund implements numerous tax strategies to limit distributions for tax-sensitive investors.

•	The Funds’ Class A Shares generated a 13.86% total return for the one-year period ended June 30, 2004. This return underperformed the 19.11% return of the Fund’s benchmark, the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. In particular, overweight positions in pharmaceuticals and biotechnology hurt relative performance. An underweight in internet software also detracted from relative performance.

•	On a security level, the Fund’s performance was hindered in the communications equipment segment, with holdings such as Nokia falling over the 12-month period.

•	The Fund’s performance benefited from an underweight in retailing and in telecommunications services. The Fund’s stock picking within consumer durables and apparel was strong, including positions in Harman International and Harley-Davidson Inc.; both companies reported strong product sales over the period.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Fund Class A	13.86%	-2.09%	—	1.59%
PIMCO RCM Tax-Managed Growth Fund Class A (adjusted)	7.60%	-3.19%	—	0.55%
Class A Shares after taxes on distribution	7.60%	-3.32%	—	0.43%
Class A Shares after distributions & sales of fund shares	4.94%	-2.76%	—	0.40%
PIMCO RCM Tax-Managed Growth Fund Class B	13.05%	-2.82%	—	0.84%
PIMCO RCM Tax-Managed Growth Fund Class B (adjusted)	8.05%	-3.21%	—	0.66%
Class B Shares after taxes on distribution	8.05%	-3.34%	—	0.54%
Class B Shares after distributions & sales of fund shares	5.23%	-2.77%	—	0.50%
PIMCO RCM Tax-Managed Growth Fund Class C (adjusted)	12.16%	-2.80%	—	0.85%
Class C Shares after taxes on distribution	12.16%	-2.93%	—	0.73%
Class C Shares after distributions & sales of fund shares	7.90%	-2.43%	—	0.66%
S&P 500 Index	19.11%	-2.20%	—	—
Lipper Large-Cap Growth Fund Average	15.56%	-5.36%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,025.70	$1,022.20	$1,022.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.80	$10.56	$10.56	$6.80	$10.57	$10.57

For each class of the Fund, expenses are equal to the expense ratio for the class (1.35% for Class A, 2.10% for Class B, 2.10% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Tax Managed Growth Fund Share Class A	RCM Tax Managed Growth Fund Share Class B	RCM Tax Managed Growth Fund Share Class C	S&P 500 Index
12/31/1998	9,450	10,000	10,000	10,000
01/31/1999	10,196	10,783	10,783	10,418
02/28/1999	9,931	10,496	10,496	10,094
03/31/1999	10,969	11,587	11,587	10,498
04/30/1999	10,864	11,469	11,469	10,905
05/31/1999	10,513	11,091	11,091	10,647
06/30/1999	11,457	12,079	12,079	11,238
07/31/1999	11,126	11,722	11,722	10,887
08/31/1999	11,201	11,793	11,793	10,833
09/30/1999	10,907	11,477	11,477	10,537
10/31/1999	11,558	12,155	12,155	11,203
11/30/1999	12,341	12,970	12,970	11,431
12/31/1999	14,393	15,118	15,118	12,104
01/31/2000	14,065	14,764	14,764	11,497
02/29/2000	14,601	15,318	15,318	11,279
03/31/2000	15,646	16,404	16,404	12,382
04/30/2000	14,512	15,205	15,205	12,010
05/31/2000	13,878	14,530	14,530	11,763
06/30/2000	14,932	15,625	15,625	12,053
07/31/2000	14,547	15,213	15,213	11,865
08/31/2000	15,640	16,346	16,346	12,601
09/30/2000	14,919	15,583	15,583	11,936
10/31/2000	14,744	15,391	15,391	11,886
11/30/2000	13,046	13,607	13,607	10,949
12/31/2000	13,218	13,777	13,777	11,002
01/31/2001	13,284	13,838	13,838	11,393
02/28/2001	11,864	12,350	12,350	10,354
03/31/2001	10,798	11,234	11,234	9,698
04/30/2001	11,815	12,283	12,283	10,451
05/31/2001	11,766	12,224	12,224	10,522
06/30/2001	11,324	11,757	11,757	10,265
07/31/2001	10,882	11,290	11,290	10,164
08/31/2001	10,114	10,487	10,487	9,528
09/30/2001	9,461	9,804	9,804	8,759
10/31/2001	9,643	9,985	9,985	8,926
11/30/2001	10,390	10,752	10,752	9,610
12/31/2001	10,351	10,705	10,705	9,695
01/31/2002	10,100	10,439	10,439	9,553
02/28/2002	10,081	10,418	10,418	9,369
03/31/2002	10,254	10,587	10,587	9,721
04/30/2002	9,583	9,884	9,884	9,132
05/31/2002	9,535	9,835	9,835	9,065
06/30/2002	9,046	9,329	9,329	8,419
07/31/2002	8,710	8,973	8,973	7,763
08/31/2002	8,749	9,012	9,012	7,814
09/30/2002	8,058	8,290	8,290	6,965
10/31/2002	8,624	8,864	8,864	7,578
11/30/2002	8,729	8,973	8,973	8,023
12/31/2002	8,413	8,637	8,637	7,552
01/31/2003	8,193	8,409	8,409	7,354
02/28/2003	8,087	8,290	8,299	7,244
03/31/2003	8,192	8,399	8,398	7,314
04/30/2003	8,748	8,953	8,962	7,917
05/31/2003	9,054	9,270	9,270	8,334
06/30/2003	9,054	9,260	9,260	8,440
07/31/2003	9,217	9,428	9,428	8,589
08/31/2003	9,361	9,567	9,567	8,756
09/30/2003	9,246	9,438	9,448	8,663
10/31/2003	9,600	9,794	9,804	9,154
11/30/2003	9,696	9,884	9,894	9,234
12/31/2003	10,051	10,240	10,250	9,718
01/31/2004	10,243	10,429	10,438	9,897
02/29/2004	10,319	10,499	10,507	10,034
03/31/2004	10,127	10,300	10,310	9,883
04/30/2004	10,031	10,191	10,200	9,728
05/31/2004	10,098	10,260	10,260	9,861
06/30/2004	10,309	10,369	10,477	10,053

22  PIMCO Funds Annual Report  |  06.30.04

Schedule of Investments

Asset Allocation Fund

June 30, 2004

	Shares	Value (000s)
PIMCO FUNDS (b) 99.9%

CCM Capital Appreciation (a)	113,928	$1,895
CCM Mid-Cap (a)	74,342	1,621
Emerging Markets Bond	71,950	715
Foreign Bond	207,938	2,167
High Yield	461,196	4,340
NFJ Small-Cap Value	219,221	6,123
PEA Growth (a)	78,101	1,416
PEA Opportunity (a)	342,465	6,116
PEA Renaissance (a)	602,074	15,112
PEA Target (a)	123,361	2,149
PEA Value	778,757	13,597
RCM International Growth Equity	2,936,847	27,753
RCM Large-Cap Growth	995,458	12,184
RCM Mid-Cap (a)	4,434,785	11,309
Short-Term	394,445	3,960
StocksPLUS	3,001,115	29,021
Total Return	5,737,983	61,052

Total Investments 99.9% (Cost $187,370)		$200,530
Other Assets and Liabilities (Net) 0.1%		186

Net Assets 100.0%		$200,716

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Institutional Class shares of each PIMCO Fund.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  23

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.2%

Aerospace 1.1%

Boeing Co.	191,200	$9,768

Building 1.0%

D.R. Horton, Inc.	310,000	8,804

Capital Goods 7.0%

3M Co.	99,900	8,992
Caterpillar, Inc.	116,200	9,231
General Electric Co.	272,200	8,819
Illinois Tool Works, Inc.	98,300	9,426
Ingersoll-Rand Co. ‘A’	145,800	9,960
Monsanto Co.	141,100	5,432
Tyco International Ltd.	290,900	9,640

		61,500

Communications 1.0%

Sprint Corp.	517,449	9,107

Consumer Discretionary 11.7%

Clorox Co.	164,800	8,863
Coach, Inc. (a)	194,900	8,808
Harman International Industries, Inc.	105,900	9,637
J.C. Penney Co., Inc.	231,200	8,730
Masco Corp.	303,800	9,472
MGM Mirage, Inc. (a)	211,500	9,928
Nike, Inc. ‘B’	134,200	10,166
Starbucks Corp. (a)	240,100	10,440
The Estee Lauder Cos., Inc. ‘A’	190,600	9,297
The Home Depot, Inc.	244,100	8,592
TJX Cos., Inc.	357,400	8,628

		102,561

Consumer Services 8.2%

Comcast Corp. ‘A’ (a)	300,300	8,417
Knight-Ridder, Inc.	121,300	8,734
Marriott International, Inc. ‘A’	172,100	8,584
Parker Hannifin Corp.	160,700	9,555
Robert Half International, Inc.	304,600	9,068
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	225,200	10,100
Walt Disney Co.	362,700	9,245
Time Warner, Inc. (a)	497,300	8,743

		72,446

Consumer Staples 6.4%

Avon Products, Inc.	199,400	9,200
Coca-Cola Enterprises, Inc.	316,300	9,170
Fortune Brands, Inc.	123,700	9,331
Hershey Foods Corp.	215,600	9,976
Procter & Gamble Co.	191,800	10,442
SYSCO Corp.	228,400	8,193

		56,312

Energy 8.1%

Apache Corp.	257,828	11,228
Burlington Resources, Inc.	253,200	9,161
ConocoPhillips	145,800	11,123
Devon Energy Corp.	133,300	8,798
Kerr-McGee Corp.	203,000	10,915
Occidental Petroleum Corp.	227,000	10,989
XTO Energy, Inc.	307,449	9,159

		71,373

Financial & Business Services 16.3%

ACE Ltd.	207,300	8,765
Allstate Corp.	301,400	14,030
Bank of America Corp.	234,294	19,826
Bank One Corp.	85,700	4,371
Capital One Financial Corp.	169,600	11,597
CIT Group, Inc.	243,700	9,331
Citigroup, Inc.	278,595	12,955
Goldman Sachs Group, Inc.	132,900	12,514
Hartford Financial Services Group, Inc.	163,400	11,232
J.P. Morgan Chase & Co.	224,800	8,715
Merrill Lynch & Co., Inc.	230,300	12,432
Morgan Stanley Dean Witter & Co.	163,500	8,628
Progressive Corp.	101,000	8,615

		143,011

Healthcare 12.0%

Aetna, Inc.	102,800	8,738
Boston Scientific Corp. (a)	212,194	9,082
C.R. Bard, Inc.	161,600	9,155
Caremark Rx, Inc. (a)	262,900	8,660
Gilead Sciences, Inc. (a)	133,400	8,938
ImClone Systems, Inc. (a)	54,400	4,667
Pfizer, Inc.	766,600	26,279
St. Jude Medical, Inc. (a)	123,100	9,312
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	11,930
UnitedHealth Group, Inc.	136,800	8,516

		105,277

Materials & Processing 1.0%

Phelps Dodge Corp. (a)	115,600	8,960

Technology 21.0%

Adobe Systems, Inc.	193,600	9,002
Analog Devices, Inc.	184,600	8,691
Apple Computer, Inc. (a)	329,800	10,732
Applied Materials, Inc. (a)	459,100	9,008
Broadcom Corp. ‘A’ (a)	221,000	10,336
Cisco Systems, Inc. (a)	980,600	23,240
Electronic Arts, Inc. (a)	85,900	4,686
Intel Corp.	495,700	13,681
Lexmark International, Inc. ‘A’ (a)	117,600	11,352
Microsoft Corp.	1,027,200	29,337
Motorola, Inc.	578,600	10,559
QUALCOMM, Inc.	146,800	10,713
Sanmina-SCI Corp. (a)	929,100	8,455
Symantec Corp. (a)	207,600	9,089
Texas Instruments, Inc.	173,600	4,198
Yahoo!, Inc. (a)	321,800	11,691

		184,770

Transportation 2.4%

Norfolk Southern Corp.	362,400	9,611
United Parcel Service, Inc. ‘B’	155,700	11,704

		21,315

Total Common Stocks (Cost $762,069)		855,204

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.8%

Repurchase Agreement 1.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 3.875% due 12/15/2004 valued at $15,903. Repurchase proceeds are $15,590.)	$15,590	15,590

Total Short-Term Instruments (Cost $15,590)		15,590

Total Investments 99.0% (Cost $777,659)		$870,794
Other Assets and Liabilities (Net) 1.0%		8,544

Net Assets 100.0%		$879,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

24 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.1%

Building 2.3%
D.R. Horton, Inc.	268,100	$7,614
Pulte Homes, Inc.	191,200	9,948

		17,562

Capital Goods 7.8%

Brunswick Corp.	193,100	7,878
Carlisle Cos., Inc.	155,200	9,661
Danaher Corp.	164,900	8,550
Harsco Corp.	165,500	7,778
ITT Industries, Inc.	100,100	8,308
Monsanto Co.	217,600	8,378
Paccar, Inc.	139,050	8,063

		58,616

Communications 4.7%

Andrew Corp. (a)	514,800	10,301
Macromedia, Inc. (a)	306,900	7,534
Media General, Inc. ‘A’	130,000	8,349
Nextel Partners, Inc. ‘A’ (a)	583,600	9,291

		35,475

Consumer Discretionary 12.5%

Advance Auto Parts, Inc. (a)	193,000	8,527
Chico’s FAS, Inc. (a)	167,600	7,569
Claire’s Stores, Inc.	406,100	8,812
Coach, Inc. (a)	210,052	9,492
Harman International Industries, Inc.	90,100	8,199
Marvel Enterprises, Inc. (a)	401,800	7,843
MSC Industrial Direct Co. ‘A’	259,500	8,522
Nordstrom, Inc.	211,600	9,016
Owens-Illinois, Inc. (a)	471,800	7,907
PETsMART, Inc.	281,900	9,148
Station Casinos, Inc.	189,600	9,177

		94,212

Consumer Services 5.4%

Bausch & Lomb, Inc.	128,200	8,342
Caesars Entertainment, Inc. (a)	539,500	8,092
GTECH Holdings Corp.	128,300	5,942
Hilton Hotels Corp.	420,900	7,854
Manpower, Inc.	151,600	7,697
Sabre Holdings Corp. ‘A’	100,600	2,768

		40,695

Consumer Staples 6.5%

Archer-Daniels-Midland Co.	541,800	9,091
CDW Corp.	117,100	7,466
Fortune Brands, Inc.	103,100	7,777
Smithfield Foods, Inc. (a)	272,200	8,003
SUPERVALU, Inc.	244,000	7,469
Tyson Foods, Inc. ‘A’	441,900	9,258

		49,064

Energy 8.9%

Apache Corp.	187,518	8,166
EOG Resources, Inc.	142,800	8,527
National-Oilwell, Inc. (a)	282,300	8,890
Newfield Exploration Co. (a)	141,100	7,865
Noble Energy, Inc.	152,300	7,767
Peabody Energy Corp.	157,000	8,790
Pioneer Natural Resources Co.	222,400	7,802
XTO Energy, Inc.	307,207	9,152

		66,959

Environmental Services 1.0%

Republic Services, Inc.	257,600	7,455

Financial & Business Services 14.4%

Bank of Hawaii Corp.	170,100	7,692
Bear Stearns Co., Inc.	110,500	9,316
CIT Group, Inc.	213,000	8,156
Commerce Bancorp., Inc. N.J.	132,200	7,272
Everest Reinsurance Group Ltd.	85,400	6,863
HCC Insurance Holdings, Inc.	241,700	8,075
Instinet Group, Inc. (a)	78,100	412
iStar Financial, Inc.	252,200	10,088
Knight Trading Group, Inc. (a)	738,300	7,398
Legg Mason, Inc.	94,013	8,556
Mercury General Corp.	158,100	7,850
Providian Financial Corp. (a)	614,500	9,015
Sovereign Bancorp., Inc.	381,500	8,431
W.R. Berkley Corp.	200,950	8,631

		107,755

Healthcare 9.8%

Aetna, Inc.	88,900	7,556
C.R. Bard, Inc.	141,700	8,027
Caremark Rx, Inc. (a)	230,900	7,606
Charles River Laboratories International, Inc. (a)	166,700	8,147
Cytyc Corp. (a)	380,700	9,658
DaVita, Inc. (a)	290,500	8,956
ImClone Systems, Inc. (a)	88,200	7,567
Inamed Corp. (a)	123,779	7,779
PacifiCare Health Systems, Inc. (a)	206,700	7,991

		73,287

Materials & Processing 4.6%

Ball Corp.	112,500	8,106
Cabot Corp.	194,400	7,912
Dover Corp.	189,400	7,974
U.S. Steel Corp.	309,500	10,870

		34,862

Technology 20.1%

Advanced Micro Devices, Inc. (a)	516,700	8,216
Apple Computer, Inc. (a)	285,300	9,284
Autodesk, Inc.	233,600	10,000
Avaya, Inc. (a)	576,000	9,095
Broadcom Corp. ‘A’ (a)	187,800	8,783
Electronic Arts, Inc. (a)	74,000	4,037
Getty Images, Inc. (a)	151,900	9,114
Harris Corp.	185,100	9,394
International Rectifier Corp. (a)	187,300	7,758
L-3 Communications Holdings, Inc.	124,700	8,330
Lam Research Corp. (a)	288,500	7,732
NCR Corp. (a)	180,300	8,941
Oneok, Inc.	356,700	7,844
Polycom, Inc. (a)	376,700	8,442
Red Hat, Inc. (a)	392,700	9,020
Rockwell Automation, Inc.	230,600	8,650
Symantec Corp. (a)	173,800	7,609
Tektronix, Inc.	252,300	8,583

		150,832

Utilities 1.1%

PPL Corp.	177,600	8,152

Total Common Stocks (Cost $648,106)		744,926

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 4.2%

Repurchase Agreement 4.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 1.500% due 05/23/2005 valued at $25,504 and Fannie Mae 3.875% due 03/15/2005 valued at $6,394. Repurchase proceeds are $31,266.)	$31,265	31,265

Total Short-Term Instruments (Cost $31,265)		31,265

Total Investments 103.3% (Cost $679,371)		$776,191
Other Assets and Liabilities (Net) (3.3%)		(24,853)

Net Assets 100.0%		$751,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  25

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.7%
Aerospace 1.2%

AAR Corp. (a)	7,000	$79

Capital Goods 5.4%

3M Co.	1,000	90
Gardner Denver, Inc. (a)	2,400	67
General Electric Co.	6,000	194

		351

Communications 4.3%

Dycom Industries, Inc. (a)	2,700	76
SBC Communications, Inc.	4,200	102
Verizon Communications, Inc.	2,800	101

		279

Consumer Discretionary 3.1%

Electronics Boutique Holdings Corp. (a)	2,400	63
Rush Enterprises, Inc. ‘A’ (a)	5,400	70
W.W. Grainger, Inc.	1,200	69

		202

Consumer Services 9.5%

Central European Media Enterprises Ltd. ‘A’ (a)	4,800	109
Concorde Career Colleges, Inc. (a)	6,000	105
DiamondRock Hospitality Co. (a)	9,600	96
Metro-Goldwyn-Mayer, Inc. (a)	10,400	126
Spherion Corp. (a)	9,900	100
Viacom, Inc. ‘B’	2,300	82

		618

Consumer Staples 3.8%

Altria Group, Inc.	1,100	55
General Mills, Inc.	1,300	62
PepsiCo, Inc.	1,200	65
Procter & Gamble Co.	1,200	65

		247

Energy 4.9%

ChevronTexaco Corp.	1,100	104
Exxon Mobil Corp.	4,900	218

		322

Environmental Services 1.2%

Duratek, Inc. (a)	4,700	71
WCA Waste Corp. (a)	1,200	11

		82

Financial & Business Services 31.0%

Ambac Financial Group, Inc.	900	66
American Express Co.	1,300	67
American International Group, Inc.	1,700	121
AmeriCredit Corp. (a)	4,300	84
Bank of America Corp.	1,699	144
Bank of New York Co., Inc.	2,200	65
Citigroup, Inc.	6,400	298
City National Corp.	1,000	66
Dow Jones & Co., Inc.	1,500	68
Fieldstone Private Capital Group (a)	3,800	60
First Advantage Corp. ‘A’ (a)	4,800	91
Goldman Sachs Group, Inc.	700	66
JER Investment Trust, Inc.	8,300	124
Lincoln National Corp.	2,000	95
Luminent Mortgage Capital, Inc.	5,100	61
Meadowbrook Insurance Group, Inc. (a)	18,800	100
Morgan Stanley Dean Witter & Co.	1,200	63
People’s Bank	2,700	84
Quanta Capital Holdings Ltd. (a)	7,000	75
Radian Group, Inc.	2,200	105
Wachovia Corp.	1,300	58
Wells Fargo & Co.	1,100	63

		2,024

Healthcare 1.6%

Endologix, Inc. (a)	14,000	68
Guilford Pharmaceuticals, Inc. (a)	7,700	37

		105

Materials & Processing 11.2%

Air Products & Chemicals, Inc.	1,500	79
Alcan, Inc.	3,200	132
Allegheny Technologies, Inc.	7,600	137
Domtar, Inc.	7,500	97
ESCO Technologies, Inc. (a)	1,300	69
Olympic Steel, Inc. (a)	5,600	114
Sherwin-Williams Co.	2,400	100

		728

Technology 15.7%

ADC Telecommunications, Inc. (a)	31,000	88
Agilent Technologies, Inc. (a)	2,600	76
Fairchild Semiconductor International, Inc. ‘A’ (a)	3,700	61
Hewlett-Packard Co.	4,400	93
IBM Corp.	1,400	123
Intel Corp.	2,200	61
Mattson Technology, Inc. (a)	6,200	75
Microsoft Corp.	4,700	134
Mycrolis Corp. (a)	7,700	134
ON Semiconductor Corp. (a)	7,400	37
Varian Semiconductor Equipment Associates, Inc. (a)	1,900	73
Vishay Intertechnology, Inc. (a)	3,600	67

		1,022

Transportation 1.6%

PAM Transportation Services (a)	5,400	103

Utilities 1.2%

Dominion Resources, Inc.	1,200	76

Total Common Stocks (Cost $5,639)		6,238

EXCHANGE-TRADED FUNDS 1.0%
Index Funds 1.0%

iShares Russell 1000 Value Index Fund SP	1,100	66

Total Exchange-Traded Funds (Cost $66)		66

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 7.5%
Repurchase Agreement 7.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.080% due 06/30/2006 valued at $500. Repurchase proceeds are $489.)	$489	489

Total Short-Term Instruments (Cost $489)		489

Total Investments (b) 104.2% (Cost $6,194)		$6,793
Other Assets and Liabilities (Net) (4.2%)		(272)

Net Assets 100.0%		$6,521

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $96, which represents 1.47% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

26 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.2%

Capital Goods 7.4%

Danaher Corp.	1,400	$73
General Electric Co.	3,900	126

		199

Communications 2.7%

Nextel Communications, Inc. ‘A’ (a)	2,700	72

Consumer Discretionary 11.0%

MGM Mirage, Inc. (a)	1,200	56
Nordstrom, Inc.	1,600	68
Starbucks Corp. (a)	1,500	65
The Gap, Inc.	1,800	44
Wal-Mart Stores, Inc.	1,200	63

		296

Consumer Services 9.1%

Apollo Group, Inc. ‘A’ (a)	900	79
eBay, Inc. (a)	700	64
McDonald’s Corp.	1,900	49
Time Warner, Inc. (a)	3,000	53

		245

Consumer Staples 13.0%

Anheuser-Busch Cos., Inc.	1,200	65
Avon Products, Inc.	1,800	83
Coca-Cola Co.	800	40
Gillette Co.	1,800	76
Procter & Gamble Co.	1,600	87

		351

Energy 5.3%

BJ Services Co. (a)	1,300	60
Devon Energy Corp.	700	46
Schlumberger Ltd.	600	38

		144

Financial & Business Services 4.4%

American International Group, Inc.	1,000	71
Capital One Financial Corp.	700	48

		119

Healthcare 12.3%

Aetna, Inc.	600	51
Amgen, Inc. (a)	1,000	55
Boston Scientific Corp. (a)	1,100	47
Pfizer, Inc.	2,300	79
UnitedHealth Group, Inc.	600	37
Zimmer Holdings, Inc. (a)	700	62

		331

Technology 33.0%

Agilent Technologies, Inc. (a)	2,400	70
Apple Computer, Inc. (a)	1,800	59
Avaya, Inc. (a)	2,200	35
Broadcom Corp. ‘A’ (a)	1,600	75
Cisco Systems, Inc. (a)	3,400	81
Dell, Inc. (a)	2,200	79
EMC Corp. (a)	4,700	54
Honeywell International, Inc.	1,700	62
Intel Corp.	3,500	97
Juniper Networks, Inc. (a)	2,300	56
Microsoft Corp.	5,100	146
Yahoo!, Inc. (a)	2,000	73

		887

Total Common Stocks (Cost $2,465)		2,644

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.1%

Repurchase Agreement 3.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.550% due 06/01/2006 valued at $89. Repurchase proceeds are $83.)	$83	83

Total Short-Term Instruments (Cost $83)		83

Total Investments 101.3% (Cost $2,548)		$2,727
Other Assets and Liabilities (Net) (1.3%)		(36)

Net Assets 100.0%		$2,691

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  27

Schedule of Investments

NACM Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.0%

Aerospace 1.2%

Raytheon Co.	1,400	$50

Capital Goods 8.6%

3M Co.	900	81
ITT Industries, Inc.	1,800	149
Textron, Inc.	900	53
Tyco International Ltd.	2,200	73

		356

Communications 3.5%

Verizon Communications, Inc.	4,000	145

Consumer Discretionary 3.2%

Federated Department Stores, Inc.	1,400	69
TJX Cos., Inc.	2,700	65

		134

Consumer Services 6.4%

Comcast Corp. ‘A’ (a)	800	22
McDonald’s Corp.	800	21
Time Warner, Inc. (a)	6,900	121
Viacom, Inc. ‘B’	1,500	54
Walt Disney Co.	1,900	48

		266

Consumer Staples 6.4%

Fortune Brands, Inc.	900	68
Kimberly-Clark Corp.	1,000	66
PepsiCo, Inc.	1,200	65
Procter & Gamble Co.	1,200	65

		264

Energy 12.6%

Apache Corp.	1,630	71
ChevronTexaco Corp.	1,000	94
ConocoPhillips	2,327	178
Exxon Mobil Corp.	4,100	182

		525

Financial & Business Services 33.7%

Allstate Corp.	1,800	84
Ambac Financial Group, Inc.	1,000	73
American International Group, Inc.	2,600	185
Bank of America Corp.	2,165	183
Bank of New York Co., Inc.	3,400	100
Citigroup, Inc.	1,700	79
J.P. Morgan Chase & Co.	4,200	163
Morgan Stanley Dean Witter & Co.	3,000	158
North Fork Bancorp., Inc.	2,100	80
St. Paul Travelers Co., Inc.	883	36
Washington Mutual, Inc.	2,700	104
Wells Fargo & Co.	2,700	155

		1,400

Healthcare 5.8%

Abbott Laboratories	1,600	65
Pfizer, Inc.	3,200	110
WellPoint Health Networks, Inc. (a)	600	67

		242

Materials & Processing 2.5%

Praxair, Inc.	2,600	104

Technology 11.6%

ADC Telecommunications, Inc. (a)	20,400	58
Hewlett-Packard Co.	3,700	78
IBM Corp.	700	62
Microsoft Corp.	5,100	146
Motorola, Inc.	7,600	139

		483

Utilities 2.5%

PPL Corp.	1,200	55
Public Service Enterprise Group, Inc.	1,200	48

		103

Total Common Stocks (Cost $3,681)		4,072

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.5%

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $110. Repurchase proceeds are $105.)	$105	105

Total Short-Term Instruments (Cost $105)		105

Total Investments 100.5% (Cost $3,786)		$4,177
Other Assets and Liabilities (Net) (0.5%)		(20)

Net Assets 100.0%		$4,157

Notes to Schedule of Investments:

(a)	Non-income producing security.

28 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 94.8%

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	97,000	$5,763

Communications 5.7%

Alltel Corp.	113,000	5,720
SBC Communications, Inc.	234,000	5,675
Verizon Communications, Inc.	160,000	5,790

		17,185

Consumer Discretionary 16.8%

General Motors Corp.	245,000	11,415
Limited Brands, Inc.	304,000	5,685
Sears, Roebuck & Co.	147,000	5,551
The May Department Stores Co.	206,000	5,663
The Stanley Works	127,000	5,789
V.F. Corp.	230,000	11,201
Whirlpool Corp.	84,000	5,762

		51,066

Consumer Staples 9.6%

Albertson’s, Inc.	222,000	5,892
Altria Group, Inc.	115,000	5,756
ConAgra Foods, Inc.	206,000	5,578
Kimberly-Clark Corp.	86,000	5,666
R.J. Reynolds Tobacco Holdings, Inc.	93,000	6,286

		29,178

Energy 13.4%

ChevronTexaco Corp.	62,000	5,835
ConocoPhillips	76,002	5,798
Eni S.p.A SP - ADR	57,000	5,719
Kerr-McGee Corp.	105,000	5,646
KeySpan Corp.	157,000	5,762
Marathon Oil Corp.	158,000	5,979
Occidental Petroleum Corp.	120,000	5,809

		40,548

Financial & Business Services 30.3%

Bank of America Corp.	68,000	5,754
Boston Properties, Inc.	115,000	5,759
Deluxe Corp.	134,000	5,829
Duke Realty Corp.	182,000	5,789
Fannie Mae	79,000	5,637
J.P. Morgan Chase & Co.	150,000	5,816
Key Corp.	382,000	11,418
Lincoln National Corp.	124,000	5,859
Morgan Stanley Dean Witter & Co.	110,000	5,805
St. Paul Travelers Co., Inc.	138,000	5,595
Union Planters Corp.	382,000	11,387
UnumProvident Corp.	361,000	5,740
Washington Mutual, Inc.	300,000	11,592

		91,980

Healthcare 7.6%

Bristol-Myers Squibb Co.	233,000	5,709
GlaxoSmithKline PLC SP - ADR	138,000	5,721
Jefferson-Pilot Corp.	112,000	5,690
Merck & Co., Inc.	122,000	5,795

		22,915

Technology 3.8%

Hewlett-Packard Co.	274,000	5,781
Sempra Energy	166,000	5,715

		11,496

Transportation 1.9%

Burlington Northern Santa Fe Corp.	163,000	5,716

Utilities 3.8%

DTE Energy Co.	282,000	11,432

Total Common Stocks (Cost $263,296)		287,279

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 5.8%

Repurchase Agreement 5.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.125% due 08/15/2005 valued at $17,871. Repurchase proceeds are $17,519.)	$17,519	17,519

Total Short-Term Instruments (Cost $17,519)		17,519

Total Investments 100.6% (Cost $280,815)		$304,798
Other Assets and Liabilities (Net) (0.6%)		(1,835)

Net Assets 100.0%		$302,963

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  29

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.2%

Aerospace 0.9%

General Dynamics Corp.	1,200	$119

Capital Goods 5.5%

Deere & Co.	1,700	119
Johnson Controls, Inc.	6,300	336
PPG Industries, Inc.	3,900	244

		699

Communications 2.9%

Nextel Communications, Inc. ‘A’ (a)	9,400	251
Verizon Communications, Inc.	3,400	123

		374

Consumer Discretionary 12.8%

CVS Corp.	2,800	118
General Motors Corp.	8,800	410
Limited Brands, Inc.	18,600	348
Masco Corp.	11,800	368
Sears, Roebuck & Co.	10,300	389

		1,633

Consumer Services 3.7%

Cendant Corp.	14,400	353
McDonald’s Corp.	4,700	122

		475

Consumer Staples 11.3%

Altria Group, Inc.	7,300	365
Archer-Daniels-Midland Co.	14,400	242
Coca-Cola Enterprises, Inc.	4,100	119
ConAgra Foods, Inc.	8,600	233
Fortune Brands, Inc.	1,600	121
Kimberly-Clark Corp.	3,600	237
Kroger Co. (a)	6,600	120

		1,437

Energy 10.4%

Apache Corp.	8,300	361
ConocoPhillips	6,300	481
Occidental Petroleum Corp.	10,000	484

		1,326

Financial & Business Services 31.6%

Allstate Corp.	10,100	470
Capital One Financial Corp.	5,200	356
Countrywide Financial Corp.	5,000	351
Equity Office Properties Trust	12,900	351
Fannie Mae	3,300	235
J.P. Morgan Chase & Co.	9,300	361
Key Corp.	11,500	344
Lehman Brothers Holdings, Inc.	3,100	233
Marsh & McLennan Cos., Inc.	5,300	241
Metlife, Inc.	9,900	355
St. Paul Travelers Co., Inc.	8,800	357
Washington Mutual, Inc.	9,600	371

		4,025

Healthcare 4.7%

Baxter International, Inc.	3,400	117
Bristol-Myers Squibb Co.	4,700	115
Merck & Co., Inc.	5,100	242
WellPoint Health Networks, Inc. (a)	1,100	123

		597

Materials & Processing 3.9%

Alcoa, Inc.	3,600	119
Dow Chemical Co.	2,900	118
Weyerhaeuser Co.	4,000	252

		489

Technology 0.9%

Hewlett-Packard Co.	5,600	118

Transportation 3.9%

Burlington Northern Santa Fe Corp.	14,100	494

Utilities 3.7%

Exelon Corp.	14,000	466

Total Common Stocks (Cost $11,619)		12,252

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 4.5%

Repurchase Agreement 4.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 1.500% due 05/13/2005 valued at $588. Repurchase proceeds are $573.)	$573	573

Total Short-Term Instruments (Cost $573)		573

Total Investments 100.7% (Cost $12,192)		$12,825
Other Assets and Liabilities (Net) (0.7%)		(94)

Net Assets 100.0%		$12,731

Notes to Schedule of Investments:

(a)	Non-income producing security.

30 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.9%

Aerospace 0.4%

Kaman Corp. ‘A’	735,000	$10,283

Building 4.2%

Chicago Bridge & Iron Co. N.V.	420,500	11,711
Equity One, Inc.	1,296,400	23,439
Intrawest Corp.	1,508,000	24,053
M.D.C. Holdings, Inc.	373,999	23,790
M/I Homes, Inc.	576,800	23,418

		106,411

Capital Goods 9.6%

Acuity Brands, Inc.	870,000	23,490
Albany International Corp. ‘A’	730,000	24,499
ArvinMeritor, Inc.	1,157,000	22,643
Barnes Group, Inc.	749,000	21,706
Curtiss-Wright Corp.	260,000	14,609
GATX Corp.	900,000	24,480
Harsco Corp.	508,000	23,876
Precision Castparts Corp.	460,000	25,157
Regal-Beloit Corp.	749,000	16,673
Tecumseh Products Co. ‘A’	556,000	22,902
York International Corp.	582,000	23,903

		243,938

Consumer Discretionary 12.8%

Agnico-Eagle Mines Ltd.	1,730,000	22,853
Arctic Cat, Inc.	600,000	16,518
Banta Corp.	510,000	22,649
Borders Group, Inc.	1,000,000	23,440
Brown Shoe Co., Inc.	570,000	23,330
Burlington Coat Factory Warehouse Corp.	784,000	15,131
Handleman Co.	983,000	22,766
Kellwood Co.	533,000	23,212
Lancaster Colony Corp.	548,000	22,819
Libbey, Inc.	571,000	15,851
Longs Drug Stores Corp.	302,100	7,211
Maytag Corp.	945,000	23,162
Ruddick Corp.	1,120,000	25,144
Russ Berrie & Co., Inc.	413,800	8,040
Russell Corp.	1,230,000	22,091
Sturm, Ruger & Co., Inc.	748,600	9,066
The Cato Corp. ‘A’	1,026,000	23,034

		326,317

Consumer Services 3.7%

Bob Evans Farms, Inc.	850,000	23,273
Callaway Golf Co.	2,000,000	22,680
Landry’s Restaurants, Inc.	800,000	23,912
United Auto Group, Inc.	760,000	23,294

		93,159

Consumer Staples 7.0%

Adolph Coors Co. ‘B’	340,000	24,596
Casey’s General Stores, Inc.	1,170,000	21,411
Corn Products International, Inc.	520,000	24,206
Fresh Del Monte Produce, Inc.	900,000	22,743
Loews Corp. - Carolina Group	965,000	23,691
PepsiAmericas, Inc.	611,500	12,988
Sensient Technologies Corp.	1,150,000	24,702
Universal Corp.	460,000	23,432

		177,769

Energy 9.4%

Arch Coal, Inc.	660,000	24,149
Berry Petroleum Co. ‘A’	430,000	12,646
Cabot Oil & Gas Corp.	590,000	24,957
Northwest Natural Gas Co.	568,000	17,324
Range Resources Corp.	1,700,000	24,820
St. Mary Land & Exploration Co.	674,000	24,028
Tidewater, Inc.	790,000	23,542
UGI Corp.	721,000	23,144
Vintage Petroleum, Inc.	1,400,000	23,758
Western Gas Resources, Inc.	747,200	24,269
World Fuel Services Corp.	345,000	15,553

		238,190

Financial & Business Services 17.1%

American Financial Group, Inc.	780,000	23,845
AmerUs Group Co.	592,000	24,509
Annaly Mortgage Management, Inc.	1,315,000	22,302
BancorpSouth, Inc.	782,000	17,618
CBL & Associates Properties, Inc.	425,000	23,375
Chittenden Corp.	718,900	25,269
Commercial Federal Corp.	857,000	23,225
Delphi Financial Group, Inc. ‘A’	560,000	24,920
First Industrial Realty Trust, Inc.	623,000	22,976
Fremont General Corp.	1,300,000	22,945
Healthcare Realty Trust, Inc.	610,000	22,863
HRPT Properties Trust	2,269,000	22,713
LandAmerica Financial Group, Inc.	576,000	22,424
McGrath Rentcorp	420,000	15,519
Nationwide Health Properties, Inc.	1,200,000	22,680
New Plan Excel Realty Trust, Inc.	965,000	22,542
Old National Bancorp.	651,000	16,164
Shurgard Storage Centers, Inc. ‘A’	630,000	23,562
Susquehanna Bancshares, Inc.	489,000	12,303
Washington Federal, Inc.	958,499	23,004

		434,758

Healthcare 5.1%

Arrow International, Inc.	640,000	19,149
Cooper Cos., Inc.	390,000	24,636
Invacare Corp.	535,000	23,925
Landauer, Inc.	327,000	14,604
Owens & Minor, Inc.	953,000	24,683
Select Medical Corp.	1,640,000	22,009

		129,006

Materials & Processing 10.6%

Crane Co.	720,600	22,620
Goldcorp, Inc.	750,800	8,762
Lennox International, Inc.	1,286,000	23,277
Lincoln Electric Holdings, Inc.	680,000	23,181
Lubrizol Corp.	670,000	24,535
Massey Energy Co.	900,000	25,389
Methanex Corp.	1,820,000	24,062
Potlatch Corp.	592,000	24,651
Quanex Corp.	191,700	9,336
Rock-Tenn Co. ‘A’	938,000	15,899
RPM International, Inc.	1,500,000	22,800
Teleflex, Inc.	475,000	23,821
Universal Forest Products, Inc.	617,500	19,914
Valmont Industries, Inc.	104,900	2,402

		270,649

Technology 2.4%

Imation Corp.	545,000	23,222
John H. Harland Co.	770,000	22,600
Methode Electronics, Inc.	1,196,300	15,516

		61,338

Transportation 5.6%

Alexander & Baldwin, Inc.	675,000	22,579
Arkansas Best Corp.	760,000	25,019
Frontline Ltd.	650,000	22,432
Skywest, Inc.	1,342,400	23,371
Teekay Shipping Corp.	660,000	24,671
USF Corp.	700,000	24,591

		142,663

Utilities 9.0%

Atmos Energy Corp.	905,000	23,168
Cleco Corp.	1,278,000	22,978
Energen Corp.	513,000	24,619
National Fuel Gas Co.	914,000	22,850
Nicor, Inc.	667,000	22,658
Peoples Energy Corp.	538,000	22,677
PNM Resources, Inc.	1,096,500	22,774
Vectren Corp.	900,000	22,581
Westar Energy, Inc.	1,159,000	23,076
WGL Holdings, Inc.	792,000	22,746

		230,127

Total Common Stocks (Cost $1,988,162)		2,464,608

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.0%

Repurchase Agreement 2.0%

State Street Bank
0.800% due 07/01/2004 (Dated 6/30/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $24,482 and Freddie Mac 3.875% due 02/15/2005 valued at $4,017; 5.250% due 01/15/2006 valued at $24,483. Repurchase proceeds are $51,937.)	$51,936	51,936

Total Short-Term Instruments (Cost $51,936)		51,936

Total Investments 98.9% (Cost $2,040,098)		$2,516,544
Other Assets and Liabilities (Net) 1.1%		26,777

Net Assets 100.0%		$2,543,321

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  31

Schedule of Investments

PEA Growth & Income Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 92.2%

Capital Goods 7.4%

3M Co.	10,300	$927
General Electric Co.	93,600	3,033
Tyco International Ltd.	75,000	2,485

		6,445

Communications 1.2%

Verizon Communications, Inc.	28,800	1,042

Consumer Discretionary 7.7%

Comcast Corp. ‘A’ (a)	39,300	1,085
CVS Corp.	36,600	1,538
Masco Corp.	33,300	1,038
The Home Depot, Inc.	35,000	1,232
Wal-Mart Stores, Inc.	35,000	1,847

		6,740

Consumer Services 4.4%

Carnival Corp.	25,000	1,175
Clear Channel Communications, Inc.	28,000	1,035
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	15,100	677
Viacom, Inc. ‘B’	28,000	1,000

		3,887

Consumer Staples 5.8%

Altria Group, Inc.	37,500	1,877
CDW Corp.	12,200	778
Kellogg Co.	28,700	1,201
Procter & Gamble Co.	22,000	1,198

		5,054

Energy 7.4%

BP PLC SP - ADR	28,500	1,527
ChevronTexaco Corp.	15,100	1,421
Kinder Morgan, Inc.	19,900	1,180
Royal Dutch Petroleum Co.	17,500	904
Schlumberger Ltd.	23,000	1,461

		6,493

Financial & Business Services 21.6%

ACE Ltd.	30,200	1,277
American Express Co.	27,300	1,403
American International Group, Inc.	28,400	2,024
Bank of America Corp.	30,000	2,539
Boston Properties, Inc.	19,900	997
Citigroup, Inc.	50,000	2,325
Countrywide Financial Corp.	22,000	1,545
J.P. Morgan Chase & Co.	55,000	2,132
MBNA Corp.	47,500	1,225
Morgan Stanley Dean Witter & Co.	30,000	1,583
U.S. Bancorp.	34,900	962
Vornado Realty Trust	15,900	908

		18,920

Healthcare 15.2%

Allergan, Inc.	15,000	1,343
AstraZeneca PLC SP - ADR	20,600	940
Baxter International, Inc.	13,700	469
Caremark Rx, Inc. (a)	43,000	1,416
Guidant Corp.	25,000	1,397
HCA, Inc.	26,800	1,115
Medtronic, Inc.	27,800	1,354
Pfizer, Inc.	50,000	1,714
Teva Pharmaceutical Industries Ltd. SP - ADR	16,900	1,137
Varian Medical Systems, Inc. (a)	20,000	1,587
Zimmer Holdings, Inc. (a)	9,700	856

		13,328

Materials & Processing 4.6%

Alcoa, Inc.	30,000	991
Dow Chemical Co.	30,000	1,221
Freeport-McMoran Copper & Gold, Inc. ‘B’	30,000	995
International Paper Co.	19,000	849

		4,056

Technology 14.6%

Affiliated Computer Services, Inc. ‘A’ (a)	24,900	1,318
Cisco Systems, Inc. (a)	75,000	1,778
Dell, Inc. (a)	30,800	1,103
Honeywell International, Inc.	60,000	2,198
IBM Corp.	15,300	1,349
Microsoft Corp.	75,000	2,142
National Semiconductor Corp. (a)	56,200	1,236
SAP AG SP - ADR	40,600	1,697

		12,821

Utilities 2.3%

Dominion Resources, Inc.	16,700	1,053
Exelon Corp.	28,000	932

		1,985

Total Common Stocks (Cost $73,058)		80,771

CONVERTIBLE PREFERRED STOCK 6.0%

The Chubb Corp.
7.000% due 08/16/2006	35,000	978
Goldman Sachs Group, Inc.
7.375% due 07/15/2004	85,000	1,287
5.500% due 09/09/2004	70,000	1,709
5.625% due 03/21/2005	46,970	1,325

Total Convertible Preferred Stock (Cost $5,370)		5,299

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.1%

Repurchase Agreement 1.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 5.000% due 01/30/2014 valued at $1,013. Repurchase proceeds are $990.)	$990	990

Total Short-Term Instruments (Cost $990)		990

Total Investments 99.3% (Cost $79,418)		$87,060
Other Assets and Liabilities (Net) 0.7%		574

Net Assets 100.0%		$87,634

Notes to Schedule of Investments:

(a)	Non-income producing security.

32 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.4%

Capital Goods 11.0%

General Electric Co.	1,000,000	$32,400
Illinois Tool Works, Inc.	220,000	21,096
Monsanto Co.	200,000	7,700
Tyco International Ltd.	740,000	24,524

		85,720

Consumer Discretionary 7.8%

Best Buy Co., Inc.	210,000	10,655
Comcast Corp. ‘A’ (a)	400,000	11,044
The Home Depot, Inc.	600,000	21,120
Wal-Mart Stores, Inc.	340,000	17,938

		60,757

Consumer Services 12.1%

Carnival Corp.	375,000	17,625
Cendant Corp.	794,000	19,437
Clear Channel Communications, Inc.	250,000	9,237
eBay, Inc. (a)	250,000	22,987
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	368,000	16,505
Viacom, Inc. ‘B’	230,000	8,216

		94,007

Consumer Staples 3.1%

CDW Corp.	40,000	2,550
Procter & Gamble Co.	400,000	21,776

		24,326

Energy 2.1%

Schlumberger Ltd.	255,000	16,195

Financial & Business Services 14.3%

American International Group, Inc.	290,000	20,671
Citigroup, Inc.	370,000	17,205
Countrywide Financial Corp.	240,000	16,860
First Data Corp.	250,000	11,130
Franklin Resources, Inc.	260,000	13,021
MBNA Corp.	350,000	9,026
Merrill Lynch & Co., Inc.	258,100	13,932
MGIC Investment Corp.	125,000	9,483

		111,328

Healthcare 23.0%

Alcon, Inc.	95,000	7,472
Amgen, Inc. (a)	260,000	14,188
Caremark Rx, Inc. (a)	355,000	11,694
Gilead Sciences, Inc. (a)	169,000	11,323
Guidant Corp.	320,000	17,882
Pfizer, Inc.	750,000	25,710
St. Jude Medical, Inc. (a)	88,000	6,657
Stryker Corp.	420,000	23,100
Teva Pharmaceutical Industries Ltd. SP - ADR	330,000	22,206
UnitedHealth Group, Inc. (a)	250,000	15,563
Varian Medical Systems, Inc. (a)	197,900	15,703
Zimmer Holdings, Inc. (a)	83,000	7,321

		178,819

Technology 26.0%

Applied Materials, Inc. (a)	250,000	4,905
Broadcom Corp. ‘A’ (a)	150,000	7,016
Cisco Systems, Inc. (a)	860,000	20,382
Dell, Inc. (a)	450,000	16,119
EMC Corp. (a)	1,080,000	12,312
IBM Corp.	95,000	8,374
Intel Corp.	975,000	26,910
International Game Technology	247,000	9,534
Juniper Networks, Inc. (a)	730,000	17,936
Lexmark International, Inc. ‘A’ (a)	75,000	7,240
Marvell Technology Group Ltd. (a)	470,000	12,549
Mercury Interactive Corp. (a)	250,000	12,458
Microsoft Corp.	850,000	24,276
SAP AG SP - ADR	330,000	13,797
VERITAS Software Corp. (a)	300,000	8,310

		202,118

Total Common Stocks (Cost $610,150)		773,270

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 0.0%

Banking & Finance 0.0%

Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$359	0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.7%

Repurchase Agreement 0.7%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.125% due 12/15/2004 valued at $5,778. Repurchase proceeds are $5,661.)	5,661	5,661

Total Short-Term Instruments (Cost $5,661)		5,661

Total Investments 100.1% (Cost $616,169)		$778,931

Other Assets and Liabilities (Net) (0.1%)		(492)

Net Assets 100.0%		$778,439

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security is in default and has been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  33

Schedule of Investments

PEA Opportunity Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.4%

Building 0.9%

Hughes Supply, Inc.	47,800	$2,817

Capital Goods 2.7%

Aviall, Inc. (a)	187,100	3,557
WMS Industries, Inc. (a)	168,100	5,009

		8,566

Communications 0.8%

Cumulus Media, Inc. ‘A’ (a)	140,600	2,364

Consumer Discretionary 12.9%

Fossil, Inc. (a)	132,299	3,605
HOT Topic, Inc. (a)	54,900	1,125
Insight Enterprises, Inc. (a)	154,400	2,742
K2, Inc. (a)	182,100	2,859
Kenneth Cole Productions, Inc. ‘A’	122,800	4,208
Linens ‘N Things, Inc. (a)	151,205	4,432
Marvel Enterprises, Inc. (a)	254,924	4,976
MSC Industrial Direct Co. ‘A’	87,800	2,883
Station Casinos, Inc.	57,800	2,798
Tempur-Pedic International, Inc. (a)	602,600	8,442
Urban Outfitters, Inc. (a)	41,900	2,552

		40,622

Consumer Services 9.6%

Administaff, Inc. (a)	196,700	3,265
Corporate Executive Board Co.	53,500	3,092
Forrester Research, Inc. (a)	258,400	4,819
Hudson Highland Group, Inc. (a)	118,500	3,633
Laureate Education, Inc. (a)	82,300	3,147
Mobile Mini, Inc. (a)	204,000	5,796
Panera Bread Co. ‘A’ (a)	10,300	370
PF Chang’s China Bistro, Inc. (a)	58,500	2,407
Pinnacle Entertainment, Inc. (a)	290,900	3,668

		30,197

Energy 4.7%

Delta Petroleum Corp. (a)	326,900	4,397
Grey Wolf, Inc. (a)	710,500	3,013
Quicksilver Resources, Inc. (a)	57,400	3,850
Spinnaker Exploration Co. (a)	91,000	3,584

		14,844

Financial & Business Services 8.3%

Affiliated Managers Group, Inc. (a)	76,000	3,828
BankAtlantic BanCorp., Inc. ‘A’	161,100	2,972
CoStar Group, Inc. (a)	88,239	4,053
Greenhill & Co., Inc. (a)	165,100	3,452
Investors Financial Services Corp.	99,700	4,345
Silicon Valley Bancshares (a)	109,100	4,326
Southwest BanCorp. of Texas, Inc.	72,200	3,186

		26,162

Healthcare 21.8%

Able Laboratories, Inc. (a)	124,600	2,562
American Healthways, Inc. (a)	184,400	4,909
Animas Corp. (a)	121,850	2,273
BioMarin Pharmaceutical, Inc. (a)	431,200	2,587
Conceptus, Inc. (a)	225,000	2,531
Connetics Corp. (a)	121,100	2,446
Cubist Pharmaceuticals, Inc. (a)	400,000	4,440
Digene Corp. (a)	102,200	3,733
Epix Medical, Inc. (a)	133,100	2,808
Gentiva Health Services, Inc. (a)	313,600	5,099
I-Flow Corp. (a)	194,200	2,303
Inamed Corp. (a)	45,500	2,860
Intuitive Surgical, Inc. (a)	277,600	5,274
Martek Biosciences Corp. (a)	30,000	1,685
OraSure Technologies, Inc. (a)	404,600	3,937
Par Pharmaceutical Cos., Inc. (a)	91,800	3,232
Praecis Pharmaceuticals, Inc. (a)	530,000	2,014
Salix Pharmaceuticals Ltd. (a)	125,500	4,135
The Advisory Board Co. (a)	109,000	3,880
Ventana Medical Systems, Inc. (a)	73,624	3,499
VistaCare, Inc. ‘A’ (a)	104,200	1,933
WellCare Health Plans, Inc. (a)	26,100	444

		68,584

Technology 29.5%

AMIS Holdings, Inc. (a)	207,000	3,503
Concur Technologies, Inc. (a)	306,800	3,283
DigitalNet Holdings, Inc. (a)	159,730	3,247
eCollege.com, Inc. (a)	300,000	4,800
Integrated Circuit Systems, Inc. (a)	100,200	2,722
Integrated Device Technology, Inc. (a)	290,000	4,014
Lawson Software, Inc. (a)	530,000	3,752
Lionbridge Technologies (a)	336,200	2,572
Macrovision Corp. (a)	140,888	3,526
MatrixOne, Inc. (a)	750,000	5,183
Mindspeed Technologies, Inc. (a)	666,000	3,303
Modem Media, Inc. ‘A’ (a)	547,000	2,877
Multimedia Games, Inc. (a)	171,700	4,605
Mykrolis Corp. (a)	247,900	4,318
Netegrity, Inc. (a)	283,300	2,397
Omnicell, Inc. (a)	308,733	4,511
Opsware, Inc. (a)	605,100	4,792
Packeteer, Inc. (a)	270,000	4,361
Photon Dynamics, Inc. (a)	144,000	5,050
Plexus Corp. (a)	140,000	1,893
Radware Ltd. (a)	159,400	2,718
Salesforce.com, Inc. (a)	45,500	731
Sapient Corp. (a)	765,100	4,598
SkillSoft PLC SP - APR (a)	406,300	3,088
Ultimate Software Group, Inc. (a)	198,300	2,003
Websense, Inc. (a)	133,600	4,974

		92,821

Transportation 7.2%

EGL, Inc. (a)	150,800	4,011
Frontier Airlines, Inc. (a)	316,500	3,444
Golar LNG Ltd. (a)	213,600	3,347
Old Dominion Freight Line, Inc. (a)	149,250	4,400
OMI Corp.	279,100	3,321
Sirva, Inc. (a)	170,300	3,917

		22,440

Total Common Stocks (Cost $268,827)		309,417

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.3%

Repurchase Agreement 2.3%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.625% due 01/19/2007 valued at $7,347. Repurchase proceeds are $7,199.)	$7,199	7,199

Total Short-Term Instruments (Cost $7,199)		7,199

Total Investments 100.7% (Cost $276,026)		$316,616

Other Assets and Liabilities (Net) (0.7%)		(2,356)

Net Assets 100.0%		$314,260

Notes to Schedule of Investments:

(a)	Non-income producing security.

34 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Target Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.2%

Capital Goods 4.8%

Brunswick Corp.	275,000	$11,220
ITT Industries, Inc.	160,000	13,280
Terex Corp. (a)	300,000	10,239
Zebra Technologies Corp. ‘A’ (a)	145,000	12,615

		47,354

Consumer Discretionary 13.8%

Best Buy Co., Inc.	160,000	8,118
Cablevision Systems New York Group ‘A’ (a)	350,000	6,877
Coach, Inc. (a)	270,000	12,201
Ecolab, Inc.	350,000	11,095
Harman International Industries, Inc.	130,000	11,830
Linens ‘N Things, Inc. (a)	400,000	11,724
Marvel Enterprises, Inc. (a)	575,000	11,224
Masco Corp.	250,000	7,795
MGM Mirage, Inc. (a)	200,000	9,388
Michaels Stores, Inc.	215,000	11,825
PETsMART, Inc.	350,000	11,357
Polaris Industries, Inc.	200,000	9,600
Tempur-Pedic International, Inc. (a)	850,000	11,908

		134,942

Consumer Services 6.6%

Applebee’s International, Inc.	300,000	6,906
Corporate Executive Board Co.	200,000	11,558
E.W. Scripps Co. ‘A’	90,000	9,450
Manpower, Inc.	150,000	7,615
Royal Caribbean Cruises Ltd.	265,000	11,504
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	175,000	7,849
XM Satellite Radio Holings, Inc. ‘A’ (a)	350,000	9,551

		64,433

Consumer Staples 2.4%

CDW Corp.	150,000	9,564
Cott Corp. (a)	50,000	1,620
Whole Foods Market, Inc.	130,000	12,408

		23,592

Energy 2.4%

BJ Services Co. (a)	138,200	6,335
Chesapeake Energy Corp.	131,000	1,928
Murphy Oil Corp.	150,000	11,055
Nabors Industries Ltd. (a)	100,000	4,522

		23,840

Financial & Business Services 14.5%

Affiliated Managers Group, Inc. (a)	139,000	7,001
Alliance Data Systems Corp. (a)	200,000	8,450
Ameritrade Holding Corp. (a)	400,000	4,540
Chicago Mercantile Exchange Holdings, Inc.	80,000	11,550
CIT Group, Inc.	290,000	11,104
Cullen-Frost Bankers, Inc.	200,000	8,950
Doral Financial Corp.	340,000	11,730
Eaton Vance Corp.	270,000	10,317
Everest Reinsurance Group Ltd.	120,000	9,643
Fiserv, Inc. (a)	175,000	6,806
Investors Financial Services Corp.	200,000	8,716
Lamar Advertising Co. ‘A’ (a)	250,000	10,837
Legg Mason, Inc.	100,000	9,101
MGIC Investment Corp.	65,000	4,931
National Financial Partners Corp.	254,900	8,990
SEI Investments Co.	300,000	8,712

		141,378

Healthcare 23.1%

Advanced Medical Optics, Inc. (a)	250,000	10,642
Community Health Systems, Inc. (a)	250,000	6,693
Covance, Inc. (a)	150,000	5,787
Eon Labs, Inc. (a)	270,000	11,051
Express Scripts, Inc. (a)	100,000	7,923
Fisher Scientific International, Inc. (a)	250,000	14,438
Gen-Probe, Inc. (a)	200,000	9,464
Gilead Sciences, Inc. (a)	150,000	10,050
Inamed Corp. (a)	225,000	14,141
Invitrogen Corp. (a)	175,000	12,598
Martek Biosciences Corp. (a)	75,000	4,213
Medicis Pharmaceutical Corp. ‘A’	325,000	12,984
MGI Pharma, Inc. (a)	220,000	5,942
NDCHealth Corp.	100,000	2,320
Omnicare, Inc.	275,000	11,773
PacifiCare Health Systems, Inc. (a)	250,000	9,665
Renal Care Group, Inc. (a)	250,000	8,283
St. Jude Medical, Inc. (a)	150,000	11,348
Varian Medical Systems, Inc. (a)	250,000	19,838
Waters Corp. (a)	300,000	14,334
Wright Medical Group, Inc. (a)	250,000	8,900
Zimmer Holdings, Inc. (a)	150,000	13,230

		225,617

Technology 26.3%

Affiliated Computer Services, Inc. ‘A’ (a)	185,000	9,794
Agere Systems, Inc. ‘A’ (a)	3,500,000	8,050
Arris Group, Inc. (a)	900,000	5,346
Autodesk, Inc.	200,000	8,562
Avaya, Inc. (a)	600,000	9,474
Broadcom Corp. ‘A’ (a)	165,000	7,717
Brocade Communications Systems, Inc. (a)	1,375,000	8,223
Comverse Technology, Inc. (a)	500,000	9,970
DST Systems, Inc. (a)	250,000	12,023
Dun & Bradstreet Corp. (a)	200,000	10,782
Extreme Networks, Inc. (a)	1,625,000	8,970
Gentex Corp.	200,000	7,936
Getty Images, Inc. (a)	175,000	10,500
Integrated Circuit Systems, Inc. (a)	325,000	8,827
InterActive Corp. (a)	285,000	8,590
International Game Technology	300,000	11,580
Juniper Networks, Inc. (a)	325,000	7,985
KLA-Tencor Corp. (a)	100,000	4,938
Lexmark International, Inc. ‘A’ (a)	125,000	12,066
Marvell Technology Group Ltd. (a)	550,000	14,685
Mercury Interactive Corp. (a)	325,000	16,195
Monster Worldwide, Inc. (a)	300,000	7,716
National Semiconductor Corp. (a)	400,000	8,796
Novellus Systems, Inc. (a)	175,000	5,502
Storage Technology Corp. (a)	275,000	7,975
Trimble Navigation Ltd. (a)	500,000	13,895
VERITAS Software Corp. (a)	425,000	11,773

		257,870

Transportation 2.3%

Expeditors International Washington, Inc.	225,000	11,117
Sirva, Inc. (a)	498,500	11,466

		22,583

Total Common Stocks (Cost $740,843)		941,609

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.9%

Repurchase Agreement 2.9%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $24,481 and Fannie Mae 3.875% due 03/15/2005 valued at $4,407. Repurchase proceeds are $28,318.)	$28,317	28,317

Total Short-Term Instruments (Cost $28,317)		28,317

Total Investments 99.1% (Cost $769,160)		$969,926

Other Assets and Liabilities (Net) 0.9%		9,078

Net Assets 100.0%		$979,004

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  35

Schedule of Investments

PEA Value Fund

June 30, 2004

	Shares		Value (000s)
COMMON STOCKS 83.2%

Aerospace 4.9%

Boeing Co.		2,566,800	$131,138

Capital Goods 9.2%

ABB Ltd. (a)		7,100,000	38,833
General Electric Co.		2,890,800	93,662
Navistar International Corp. (a)		850,300	32,958
Tyco International Ltd.		2,442,100	80,931

			246,384

Communications 4.3%

AT&T Wireless Services, Inc. (a)		5,150,000	73,748
Belgacom S.A.		324,600	9,881
Nextel Communications, Inc. ‘A’ (a)		1,160,000	30,926

			114,555

Consumer Discretionary 2.6%

J.C. Penney Co., Inc.		1,829,100	69,067

Consumer Services 4.3%

Liberty Media Corp. ‘A’ (a)		12,427,599	111,724
Time Warner, Inc. (a)		120,000	2,110

			113,834

Consumer Staples 8.7%

Altria Group, Inc.		2,505,000	125,375
Safeway, Inc. (a)		3,802,600	96,358
Sara Lee Corp.		500,000	11,495

			233,228

Energy 0.2%

Royal Dutch Petroleum Co.		110,000	5,684

Financial & Business Services 23.1%

Bank of America Corp.		1,416,107	119,831
Chubb Corp.		60,000	4,091
CIGNA Corp.		415,000	28,556
Citigroup, Inc.		2,510,000	116,715
Fannie Mae		900,000	64,224
Freddie Mac		1,940,000	122,802
J.P. Morgan Chase & Co.		3,143,200	121,862
Lehman Brothers Holdings, Inc.		70,000	5,267
Merrill Lynch & Co., Inc.		360,000	19,433
Prudential Financial, Inc.		230,000	10,688
St. Paul Travelers Co., Inc.		90,583	3,672

			617,141

Healthcare 6.0%

Bristol-Myers Squibb Co.		50,000	1,225
Genworth Financial, Inc. ‘A’ (a)		1,724,200	39,570
HCA, Inc.		90,000	3,743
Merck & Co., Inc.		730,000	34,675
Schering-Plough Corp.		4,427,300	81,817

			161,030

Materials & Processing 9.1%

Alcan, Inc.		3,118,716	129,115
Dow Chemical Co.		1,525,000	62,067
International Paper Co.		110,000	4,917
Waste Management, Inc.		1,590,000	48,734

			244,833

Technology 10.8%

Agilent Technologies, Inc. (a)		965,500	28,270
Hewlett-Packard Co.		3,007,249	63,453
Honeywell International, Inc.		1,900,000	69,597
Micron Technology, Inc. (a)		4,739,077	72,555
Sanmina-SCI Corp. (a)		3,508,800	31,930
Sony Corp.		263,000	9,906
Teradyne, Inc. (a)		527,200	11,967

			287,678

Total Common Stocks (Cost $1,940,832)			2,224,572

EXCHANGE-TRADED FUNDS 5.5%

Index Funds 5.5%

iShares Russell 1000 Value Index Fund SP		880,000	52,853
iShares S&P 500-BARRA Value Index Fund SP		840,000	48,115
SPDR Trust		387,000	44,323

Total Exchange-Traded Funds (Cost $131,580)			145,291

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES (b) 0.6%

Banking & Finance 0.2%

SMFG Finance Ltd.
2.250% due 07/11/2005	JY	234,000	5,147

Industrials 0.4%

Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,919
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	4,522
3.125% due 01/15/2023		1,500	2,436

			10,877

Total Convertible Bonds & Notes (Cost $9,236)			16,024

SHORT-TERM INSTRUMENTS 10.5%

Repurchase Agreement 10.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $97,937; 7.000% due 07/15/2005 valued at $97,926; 6.000% due 12/15/2005 valued at $73,449 and Freddie Mac 2.250% due 11/28/2005 valued at $17,777. Repurchase proceeds are $281,432.)		281,426	281,426

Total Short-Term Instruments (Cost $281,426)			281,426

Total Investments 99.8% (Cost $2,363,074)			$2,667,313

Other Assets and Liabilities (Net) 0.2%			6,386

Net Assets 100.0%			$2,673,699

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Principal amount denoted in indicated currency:

JY - Japanese Yen

36 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 9.2%

3M Co.	204,500	$18,407
Danaher Corp.	143,000	7,415
General Electric Co.	357,000	11,567
Ingersoll-Rand Co. ‘A’	102,000	6,968
Tyco International Ltd.	214,000	7,092

		51,449

Consumer Discretionary 7.0%

Coach, Inc. (a)	133,500	6,033
Nike, Inc. ‘B’	76,500	5,795
Starbucks Corp. (a)	262,500	11,413
The Estee Lauder Cos., Inc. ‘A’	65,100	3,176
Wal-Mart Stores, Inc.	242,000	12,768

		39,185

Consumer Services 4.1%

Apollo Group, Inc. ‘A’ (a)	69,700	6,154
Career Education Corp. (a)	71,800	3,271
Carnival Corp.	129,000	6,063
Viacom, Inc. ‘B’	200,500	7,162

		22,650

Consumer Staples 8.3%

Avon Products, Inc.	144,000	6,644
PepsiCo, Inc.	174,500	9,402
Procter & Gamble Co.	227,000	12,358
SYSCO Corp.	219,000	7,856
Walgreen Co.	271,000	9,813

		46,073

Energy 6.2%

Apache Corp.	133,500	5,814
BJ Services Co. (a)	186,300	8,540
Exxon Mobil Corp.	303,500	13,478
Schlumberger Ltd.	103,500	6,573

		34,405

Financial & Business Services 15.1%

Accenture Ltd. ‘A’ (a)	386,000	10,607
AFLAC, Inc.	137,500	5,611
Citigroup, Inc.	186,500	8,672
Fannie Mae	187,500	13,380
Fifth Third Bancorp	110,000	5,916
Franklin Resources, Inc.	122,500	6,135
Goldman Sachs Group, Inc.	116,500	10,970
Safeco Corp.	192,000	8,448
St. Paul Travelers Co., Inc.	235,500	9,547
Wachovia Corp.	117,000	5,206

		84,492

Healthcare 21.1%

Amgen, Inc. (a)	176,000	9,604
Anthem, Inc. (a)	61,500	5,508
Biogen Idec, Inc. (a)	114,000	7,210
Caremark Rx, Inc. (a)	128,000	4,216
Eli Lilly & Co.	92,000	6,432
Genentech, Inc. (a)	97,700	5,491
Gilead Sciences, Inc. (a)	138,500	9,279
McKesson Corp.	159,500	5,476
Medtronic, Inc.	278,700	13,578
Pfizer, Inc.	743,000	25,470
St. Jude Medical, Inc. (a)	136,500	10,326
Teva Pharmaceutical Industries Ltd. SP - ADR	155,500	10,464
Wyeth	138,500	5,008

		118,062

Materials & Processing 3.2%

Alcan, Inc.	238,000	9,853
Alcoa, Inc.	249,000	8,224

		18,077

Technology 22.2%

ASML Holding NV (a)	475,500	8,136
Cisco Systems, Inc. (a)	700,000	16,590
Corning, Inc. (a)	469,500	6,132
Dell, Inc. (a)	291,000	10,424
Intel Corp.	296,500	8,183
International Game Technology	239,500	9,245
Maxim Integrated Products, Inc.	167,000	8,754
Microsoft Corp.	426,000	12,167
Oracle Corp. (a)	1,077,800	12,858
Red Hat, Inc. (a)	72,000	1,654
Symantec Corp. (a)	165,000	7,224
VERITAS Software Corp. (a)	187,500	5,194
Yahoo!, Inc. (a)	488,000	17,729

		124,290

Transportation 1.7%

United Parcel Service, Inc. ‘B’	122,500	9,208

Total Common Stocks (Cost $499,887)		547,891

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.4%

Repurchase Agreement 3.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.000% due 11/19/2004 valued at $19,645. Repurchase proceeds are $19,257.)	$19,257	19,257

Total Short-Term Instruments (Cost $19,257)		19,257

Total Investments 101.5% (Cost $519,144)		$567,148

Other Assets and Liabilities (Net) (1.5%)		(8,396)

Net Assets 100.0%		$558,752

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  37

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.7%

Aerospace 2.3%

Alliant Techsystems, Inc. (a)	14,000	$887
Goodrich Corp.	136,000	4,397

		5,284

Capital Goods 3.8%

Danaher Corp.	52,540	2,724
Ingersoll-Rand Co. ‘A’	49,600	3,388
Weatherford International, Inc. (a)	60,500	2,721

		8,833

Communications 5.3%

Amdocs Ltd. (a)	75,100	1,760
Cox Radio, Inc. ‘A’ (a)	163,964	2,850
Entercom Communications Corp. (a)	66,800	2,492
Macromedia, Inc. (a)	59,100	1,451
Nextel Partners, Inc. ‘A’ (a)	93,800	1,493
Westwood One, Inc. (a)	97,880	2,330

		12,376

Consumer Discretionary 13.4%

Cintas Corp.	74,500	3,551
Coach, Inc. (a)	22,995	1,039
Dollar General Corp.	35,390	692
Dollar Tree Stores, Inc. (a)	24,290	666
Harman International Industries, Inc.	9,295	846
J.C. Penney Co., Inc.	78,390	2,960
Marvel Enterprises, Inc. (a)	212,525	4,148
Polo Ralph Lauren Corp.	20,010	689
Regis Corp.	47,295	2,109
Staples, Inc.	146,380	4,290
Take Two Interactive Software, Inc. (a)	21,785	667
The Estee Lauder Cos., Inc. ‘A’	66,895	3,263
TJX Cos., Inc.	166,000	4,007
Williams-Sonoma, Inc. (a)	70,900	2,337

		31,264

Consumer Services 6.8%

Career Education Corp. (a)	55,990	2,551
Corporate Executive Board Co.	11,900	688
E.W. Scripps Co. ‘A’	13,500	1,418
Hilton Hotels Corp.	158,000	2,948
Robert Half International, Inc.	111,800	3,328
Royal Caribbean Cruises Ltd.	16,395	712
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	93,300	4,185

		15,830

Consumer Staples 4.5%

CDW Corp.	44,600	2,844
Dean Foods Co. (a)	9,295	347
Kinetic Concepts, Inc. (a)	82,900	4,137
Performance Food Group Co. (a)	40,600	1,078
Smithfield Foods, Inc. (a)	67,195	1,976

		10,382

Energy 5.0%

Apache Corp.	6,900	300
BJ Services Co. (a)	75,200	3,447
Nabors Industries Ltd. (a)	62,800	2,840
Noble Corp. (a)	34,900	1,322
Smith International, Inc. (a)	53,700	2,994
XTO Energy, Inc.	25,500	760

		11,663

Financial & Business Services 9.7%

Ameritrade Holding Corp. (a)	127,300	1,445
CapitalSource, Inc. (a)	120,850	2,955
City National Corp.	38,188	2,509
Fidelity National Financial, Inc.	13,252	495
Fiserv, Inc. (a)	14,250	554
Franklin Resources, Inc.	9,906	496
M&T Bank Corp.	19,100	1,667
Mellon Financial Corp.	111,223	3,262
Perot Systems Corp. ‘A’ (a)	32,500	431
SEI Investments Co.	121,246	3,521
Willis Group Holdings Ltd.	55,345	2,073
XL Capital Ltd. ‘A’	12,600	951
Zions Bancorporation	37,550	2,307

		22,666

Healthcare 20.1%

Aetna, Inc.	47,930	4,074
Allergan, Inc.	28,080	2,514
Amylin Pharmaceuticals, Inc. (a)	88,980	2,029
Angiotech Pharmaceuticals, Inc. (a)	37,400	754
Barr Laboratories, Inc. (a)	37,500	1,264
Biomet, Inc. (a)	32,480	1,443
C.R. Bard, Inc.	6,360	360
Caremark Rx, Inc. (a)	94,864	3,125
Covance, Inc. (a)	11,820	456
Cytyc Corp. (a)	130,850	3,320
Elan Corp. PLC SP - ADR (a)	164,220	4,063
Fisher Scientific International, Inc.	31,490	1,819
IVAX Corp. (a)	77,420	1,857
McKesson Corp.	129,790	4,456
Nektar Therapeutics, Inc. (a)	134,170	2,678
Neurocrine Biosciences, Inc. (a)	38,000	1,970
OSI Pharmaceuticals, Inc. (a)	21,530	1,517
PacifiCare Health Systems, Inc. (a)	117,730	4,551
Sepracor, Inc. (a)	30,150	1,595
St. Jude Medical, Inc. (a)	36,890	2,791
Watson Pharmaceuticals, Inc. (a)	5,180	139

		46,775

Materials & Processing 2.9%

Air Products & Chemicals, Inc.	80,200	4,206
American Standard Cos., Inc. (a)	46,600	1,878
Valspar Corp.	12,000	605

		6,689

Technology 23.9%

Adtran, Inc.	112,300	3,747
Affiliated Computer Services, Inc. ‘A’ (a)	42,800	2,266
Agere Systems, Inc. ‘A’ (a)	454,700	1,046
Agilent Technologies, Inc. (a)	86,000	2,518
Akamai Technologies, Inc. (a)	28,000	503
Ask Jeeves, Inc. (a)	21,600	843
Citrix Systems, Inc. (a)	178,800	3,640
Comverse Technology, Inc. (a)	139,600	2,784
Corning, Inc. (a)	406,400	5,308
Diebold, Inc.	19,500	1,031
Emulex Corp. (a)	189,700	2,715
International Game Technology	18,100	699
Intersil Corp. ‘A’	76,200	1,650
Jabil Circuit, Inc. (a)	31,700	798
KLA-Tencor Corp. (a)	61,300	3,027
Linear Technology Corp.	61,900	2,443
Marvell Technology Group Ltd. (a)	21,400	571
Mercury Interactive Corp. (a)	52,500	2,616
Microchip Technology, Inc.	146,500	4,621
Molex, Inc. ‘A’	19,000	518
National Semiconductor Corp. (a)	132,800	2,920
Novell, Inc. (a)	331,600	2,782
SunGard Data Systems, Inc. (a)	71,100	1,849
Symantec Corp. (a)	6,900	302
VERITAS Software Corp. (a)	166,200	4,604

		55,801

Transportation 1.0%

Expeditors International Washington, Inc.	47,900	2,367

Total Common Stocks (Cost $214,792)		229,930

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.6%

Repurchase Agreement 2.6%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 6.250% due 11/15/2004 valued at $6,231. Repurchase proceeds are $6,108.)	$6,108	6,108

Total Short-Term Instruments (Cost $6,108)		6,108

Total Investments 101.3% (Cost $220,900)		$236,038

Other Assets and Liabilities (Net) (1.3%)		(3,004)

Net Assets 100.0%		$233,034

Notes to Schedule of Investments:

(a)	Non-income producing security.

38 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Tax-Managed Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.6%

Aerospace 3.0%

United Technologies Corp.	12,000	$1,098

Capital Goods 6.3%

General Electric Co.	36,500	1,183
Tyco International Ltd.	34,300	1,137

		2,320

Communications 1.4%

Vodafone Group PLC SP - ADR	24,000	530

Consumer Discretionary 8.5%

Harley-Davidson, Inc.	12,350	765
Harman International Industries, Inc.	8,000	728
Starbucks Corp. (a)	22,700	987
Wal-Mart Stores, Inc.	12,700	670

		3,150

Consumer Services 4.2%

E.W. Scripps Co. ‘A’	8,500	892
Viacom, Inc. ‘B’	18,500	661

		1,553

Consumer Staples 16.9%

Colgate-Palmolive Co.	18,300	1,070
PepsiCo, Inc.	23,000	1,239
SYSCO Corp.	33,500	1,202
Walgreen Co.	31,000	1,123
Whole Foods Market, Inc.	9,000	859
Wm. Wrigley Jr. Co.	12,025	758

		6,251

Energy 7.8%

BJ Services Co. (a)	25,125	1,152
BP PLC SP - ADR	13,700	734
Schlumberger Ltd.	15,700	997

		2,883

Financial & Business Services 9.0%

Automatic Data Processing, Inc.	13,000	544
Fifth Third Bancorp	17,000	914
Merrill Lynch & Co., Inc.	20,000	1,080
Willis Group Holdings Ltd.	20,500	768

		3,306

Healthcare 19.5%

Amgen, Inc. (a)	13,000	709
Genentech, Inc. (a)	9,400	528
Johnson & Johnson	13,400	746
Medtronic, Inc.	23,375	1,139
Pfizer, Inc.	50,000	1,714
Stryker Corp.	18,300	1,007
Teva Pharmaceutical Industries Ltd. SP - ADR	20,000	1,346

		7,189

Technology 18.8%

Cisco Systems, Inc. (a)	32,000	758
Dell, Inc. (a)	23,700	849
Gentex Corp.	26,700	1,059
Intel Corp.	34,800	960
Microsoft Corp.	40,000	1,142
Novell, Inc. (a)	58,000	487
Oracle Corp. (a)	60,000	716
Symantec Corp. (a)	11,925	522
VERITAS Software Corp. (a)	16,500	457

		6,950

Transportation 3.2%

United Parcel Service, Inc. ‘B’	15,500	1,165

Total Common Stocks (Cost $31,111)		36,395

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.320% due 04/07/2006 valued at $445. Repurchase proceeds are $436.)	$436	436

Total Short-Term Instruments (Cost $436)		436

Total Investments 99.8% (Cost $31,547)		$36,831

Other Assets and Liabilities (Net) 0.2%		64

Net Assets 100.0%		$36,895

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  39

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Asset Allocation Fund

Class A
06/30/2004	$9.28	$0.24	(a)	$1.29	(a)	$1.53	$(0.21)	$0.00	$0.00
06/30/2003	9.24	0.25	(a)	0.03	(a)	0.28	(0.24)	0.00	0.00
06/30/2002	9.92	0.37	(a)	(0.80	)(a)	(0.43)	(0.25)	0.00	0.00
06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)	(0.59)	(0.69)	(0.09)
06/30/2000	11.27	0.56	(a)	0.44	(a)	1.00	(0.35)	(0.44)	0.00

Class B
06/30/2004	9.25	0.17	(a)	1.29	(a)	1.46	(0.16)	0.00	0.00
06/30/2003	9.21	0.18	(a)	0.04	(a)	0.22	(0.18)	0.00	0.00
06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)	(0.19)	0.00	0.00
06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)	(0.52)	(0.69)	(0.08)
06/30/2000	11.25	0.48	(a)	0.44	(a)	0.92	(0.27)	(0.44)	0.00

Class C
06/30/2004	9.25	0.16	(a)	1.26	(a)	1.42	(0.12)	0.00	0.00
06/30/2003	9.21	0.18	(a)	0.03	(a)	0.21	(0.17)	0.00	0.00
06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)	(0.19)	0.00	0.00
06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)	(0.52)	(0.69)	(0.08)
06/30/2000	11.24	0.48	(a)	0.44	(a)	0.92	(0.26)	(0.44)	0.00

CCM Capital Appreciation Fund

Class A
06/30/2004	$14.03	$(0.01	)(a)	$2.26	(a)	$2.25	$0.00	$0.00	$0.00
06/30/2003	14.64	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00	0.00
06/30/2002	17.54	0.02	(a)	(2.90	)(a)	(2.88)	(0.02)	0.00	0.00
06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)	(0.09)	(7.98)	0.00
06/30/2000	26.65	(0.03	)(a)	5.34	(a)	5.31	(0.02)	(5.00)	0.00

Class B
06/30/2004	13.31	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00	0.00
06/30/2003	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00	0.00
06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00	0.00
06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)	(0.01)	(7.98)	0.00
06/30/2000	26.29	(0.22	)(a)	5.23	(a)	5.01	0.00	(5.00)	0.00

Class C
06/30/2004	13.34	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00	0.00
06/30/2003	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00	0.00
06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00	0.00
06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)	(0.01)	(7.98)	0.00
06/30/2000	26.31	(0.22	)(a)	5.25	(a)	5.03	0.00	(5.00)	0.00

CCM Mid-Cap Fund

Class A
06/30/2004	$17.28	$(0.06	)(a)	$4.04	(a)	$3.98	$0.00	$0.00	$0.00
06/30/2003	17.73	(0.05	)(a)	(0.40	)(a)	(0.45)	0.00	0.00	0.00
06/30/2002	21.02	0.01	(a)	(3.17	)(a)	(3.16)	(0.11)	0.00	(0.02)
06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)	(0.10)	(8.79)	0.00
06/30/2000	22.82	(0.01	)(a)	7.82	(a)	7.81	(0.04)	(0.02)	0.00

Class B
06/30/2004	16.46	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00	0.00
06/30/2003	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)	0.00	0.00	0.00
06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)	(0.06)	0.00	(0.01)
06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)	(0.01)	(8.79)	0.00
06/30/2000	22.43	(0.20	)(a)	7.66	(a)	7.46	0.00	(0.02)	0.00

Class C
06/30/2004	16.47	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00	0.00
06/30/2003	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)	0.00	0.00	0.00
06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)	(0.06)	0.00	(0.01)
06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)	0.00	(8.79)	0.00
06/30/2000	22.44	(0.20	)(a)	7.66	(a)	7.46	0.00	(0.02)	0.00

40 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Asset Allocation Fund

Class A
06/30/2004	$(0.21)	$10.60	16.21%	$35,618	0.65	%(e)	2.34%	23%
06/30/2003	(0.24)	9.28	3.15	11,675	0.65	(e)	2.86	13
06/30/2002	(0.25)	9.24	(4.39)	4,867	0.65	(e)	3.77	24
06/30/2001	(1.37)	9.92	(1.92)	3,044	0.65	(e)	5.65	39
06/30/2000	(0.79)	11.48	9.15	2,170	0.65	(e)	4.96	44

Class B
06/30/2004	(0.16)	10.55	15.39	62,692	1.40	(e)	1.64	23
06/30/2003	(0.18)	9.25	2.44	15,617	1.40	(e)	2.12	13
06/30/2002	(0.19)	9.21	(5.15)	10,675	1.40	(e)	3.29	24
06/30/2001	(1.29)	9.90	(2.62)	5,038	1.40	(e)	4.90	39
06/30/2000	(0.71)	11.46	8.36	4,415	1.40	(e)	4.21	44

Class C
06/30/2004	(0.12)	10.55	15.35	100,419	1.40	(e)	1.61	23
06/30/2003	(0.17)	9.25	2.40	39,761	1.40	(e)	2.10	13
06/30/2002	(0.19)	9.21	(5.05)	32,778	1.40	(e)	3.34	24
06/30/2001	(1.29)	9.89	(2.71)	13,349	1.40	(e)	4.90	39
06/30/2000	(0.70)	11.46	8.41	10,376	1.40	(e)	4.22	44

CCM Capital Appreciation Fund

Class A
06/30/2004	$0.00	$16.28	16.04%	$174,260	1.11	%(b)	(0.05)%	148%
06/30/2003	0.00	14.03	(4.17)	147,590	1.10		(0.07)	161
06/30/2002	(0.02)	14.64	(16.43)	123,754	1.11	(b)	0.10	110
06/30/2001	(8.07)	17.54	(9.15)	111,193	1.10		0.14	112
06/30/2000	(5.02)	26.94	22.73	91,927	1.11	(b)	(0.10)	119

Class B
06/30/2004	0.00	15.34	15.25	70,884	1.86	(c)	(0.80)	148
06/30/2003	0.00	13.31	(4.93)	63,258	1.85		(0.82)	161
06/30/2002	0.00	14.00	(17.06)	62,447	1.86	(c)	(0.64)	110
06/30/2001	(7.99)	16.88	(9.83)	70,991	1.85		(0.60)	112
06/30/2000	(5.00)	26.30	21.79	66,044	1.86	(c)	(0.86)	119

Class C
06/30/2004	0.00	15.37	15.22	101,288	1.86	(c)	(0.80)	148
06/30/2003	0.00	13.34	(4.90)	85,969	1.85		(0.82)	161
06/30/2002	0.00	14.03	(17.03)	78,517	1.86	(c)	(0.65)	110
06/30/2001	(7.99)	16.91	(9.86)	83,843	1.85		(0.60)	112
06/30/2000	(5.00)	26.34	21.85	82,864	1.86	(c)	(0.86)	119

CCM Mid-Cap Fund

Class A
06/30/2004	$0.00	$21.26	23.03%	$145,095	1.11	%(b)	(0.29)%	165%
06/30/2003	0.00	17.28	(2.54)	109,110	1.11	(b)	(0.34)	155
06/30/2002	(0.13)	17.73	(15.04)	98,235	1.11	(b)	0.04	168
06/30/2001	(8.89)	21.02	(5.66)	137,944	1.10		0.40	153
06/30/2000	(0.06)	30.57	34.28	156,949	1.11	(b)	(0.05)	164

Class B
06/30/2004	0.00	20.10	22.11	63,988	1.86	(d)	(1.04)	165
06/30/2003	0.00	16.46	(3.35)	56,490	1.86	(d)	(1.08)	155
06/30/2002	(0.07)	17.03	(15.65)	69,886	1.86	(d)	(0.72)	168
06/30/2001	(8.80)	20.27	(6.34)	88,901	1.85		(0.34)	153
06/30/2000	(0.02)	29.87	33.27	88,648	1.86	(d)	(0.80)	164

Class C
06/30/2004	0.00	20.11	22.10	79,106	1.86	(d)	(1.04)	165
06/30/2003	0.00	16.47	(3.29)	69,989	1.86	(d)	(1.09)	155
06/30/2002	(0.07)	17.03	(15.69)	80,865	1.86	(d)	(0.72)	168
06/30/2001	(8.79)	20.28	(6.36)	102,653	1.85		(0.34)	153
06/30/2000	(0.02)	29.88	33.25	104,082	1.86	(d)	(0.80)	164

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund Invests.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Flex-Cap Value Fund

Class A
06/30/2004	$12.36	$0.02	(a)	$3.32	(a)	$3.34	$(0.04)	$(0.42)	$(0.46)
07/19/2002 – 06/30/2003	10.00	0.07	(a)	2.51	(a)	2.58	(0.05)	(0.17)	(0.22)
Class B
06/30/2004	12.30	(0.08	)(a)	3.29	(a)	3.21	(0.03)	(0.42)	(0.45)
07/19/2002 – 06/30/2003	10.00	(0.02	)(a)	2.51	(a)	2.49	(0.02)	(0.17)	(0.19)
Class C
06/30/2004	12.29	(0.09	)(a)	3.29	(a)	3.20	(0.01)	(0.42)	(0.43)
07/19/2002 – 06/30/2003	10.00	(0.01	)(a)	2.50	(a)	2.49	(0.03)	(0.17)	(0.20)

NACM Growth Fund

Class A
06/30/2004	$11.21	$(0.07	)(a)	$0.93	(a)	$0.86	$0.00	$(0.13)	$(0.13)
07/19/2002 – 06/30/2003	10.00	(0.03	)(a)	1.24	(a)	1.21	0.00	0.00	0.00
Class B
06/30/2004	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00	0.00
Class C
06/30/2004	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00	0.00

NACM Value Fund

Class A
06/30/2004	$11.99	$0.09	(a)	$2.11	(a)	$2.20	$(0.07)	$(0.26)	$(0.33)
07/19/2002 – 06/30/2003	10.00	0.10	(a)	2.04	(a)	2.14	(0.06)	(0.09)	(0.15)
Class B
06/30/2004	11.90	(0.01	)(a)	2.09	(a)	2.08	(0.04)	(0.26)	(0.30)
07/19/2002 – 06/30/2003	10.00	0.03	(a)	2.03	(a)	2.06	(0.07)	(0.09)	(0.16)

Class C
06/30/2004	11.94	(0.01	)(a)	2.10	(a)	2.09	(0.04)	(0.26)	(0.30)
07/19/2002 – 06/30/2003	10.00	(0.04	)(a)	2.10	(a)	2.06	(0.03)	(0.09)	(0.12)

NFJ Dividend Value Fund

Class A
06/30/2004	$10.47	$0.29	(a)	$2.04	(a)	$2.33	$(0.23)	$(0.09)	$(0.32)
06/30/2003	11.31	0.30	(a)	(0.31	)(a)	(0.01)	(0.33)	(0.50)	(0.83)
10/31/2001 – 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.29)	(0.86)	(1.15)
Class B
06/30/2004	10.41	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)	(0.25)
06/30/2003	11.29	0.23	(a)	(0.32	)(a)	(0.09)	(0.29)	(0.50)	(0.79)
10/31/2001 – 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10	(0.26)	(0.86)	(1.12)
Class C
06/30/2004	10.40	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)	(0.25)
06/30/2003	11.28	0.23	(a)	(0.31	)(a)	(0.08)	(0.30)	(0.50)	(0.80)
10/31/2001 – 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09	(0.26)	(0.86)	(1.12)

NFJ Large-Cap Value Fund

Class A
06/30/2004	$12.22	$0.17	(a)	$2.37	(a)	$2.54	$(0.18)	$0.00	$(0.18)
07/19/2002 – 06/30/2003	11.07	0.23	(a)	1.39	(a)	1.62	(0.21)	(0.26)	(0.47)
Class B
06/30/2004	12.16	0.07	(a)	2.36	(a)	2.43	(0.10)	0.00	(0.10)
07/19/2002 – 06/30/2003	11.07	0.14	(a)	1.38	(a)	1.52	(0.17)	(0.26)	(0.43)
Class C
06/30/2004	12.16	0.08	(a)	2.35	(a)	2.43	(0.10)	0.00	(0.10)
07/19/2002 – 06/30/2003	11.07	0.15	(a)	1.38	(a)	1.53	(0.18)	(0.26)	(0.44)

42 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
NACM Flex-Cap Value Fund

Class A
06/30/2004	$15.24	27.33%	$1,545	1.40%		0.17%		145%
07/19/2002 – 06/30/2003	12.36	26.06	36	1.41	(i)(l)*	0.70	*	173
Class B
06/30/2004	15.06	26.39	1,237	2.15		(0.58)		145
07/19/2002 – 06/30/2003	12.30	25.09	52	2.16	(j)(m)*	(0.19	)*	173
Class C
06/30/2004	15.06	26.36	2,107	2.15		(0.60)		145
07/19/2002 – 06/30/2003	12.29	25.12	103	2.16	(k)(m)*	(0.14	)*	173

NACM Growth Fund

Class A
06/30/2004	$11.94	7.71%	$481	1.26	%(e)	(0.55)%		160%
07/19/2002 – 06/30/2003	11.21	12.10	81	1.25	(b)*	(0.28	)*	167
Class B
06/30/2004	11.76	6.87	672	2.00		(1.30)		160
07/19/2002 – 06/30/2003	11.13	11.30	160	2.00	(c)*	(0.95	)*	167
Class C
06/30/2004	11.76	6.87	357	2.01	(f)	(1.30)		160
07/19/2002 – 06/30/2003	11.13	11.30	118	2.00	(n)*	(1.00	)*	167

NACM Value Fund

Class A
06/30/2004	$13.86	18.60%	$762	1.25%		0.66%		50%
07/19/2002 – 06/30/2003	11.99	21.53	117	1.25	(d)*	0.98	*	84
Class B
06/30/2004	13.68	17.65	1,104	2.00		(0.08)		50
07/19/2002 – 06/30/2003	11.90	20.71	145	2.00	(g)*	0.29	*	84
Class C
06/30/2004	13.73	17.68	810	2.00		(0.05)		50
07/19/2002 – 06/30/2003	11.94	20.67	288	2.00	(h)*	(0.38	)*	84

NFJ Dividend Value Fund

Class A
06/30/2004	$12.48	22.46%	$88,569	1.20%		2.40%		36%
06/30/2003	10.47	0.49	12,878	1.20		3.07		43
10/31/2001 – 06/30/2002	11.31	10.51	1,637	1.20	*	2.39	*	50
Class B
06/30/2004	12.39	21.57	51,301	1.95		1.64		36
06/30/2003	10.41	(0.27)	8,913	1.95		2.31		43
10/31/2001 – 06/30/2002	11.29	10.10	1,230	1.95	*	1.68	*	50
Class C
06/30/2004	12.38	21.57	88,221	1.95		1.64		36
06/30/2003	10.40	(0.26)	17,843	1.95		2.32		43
10/31/2001 – 06/30/2002	11.28	9.96	2,141	1.95	*	1.68	*	50

NFJ Large-Cap Value Fund

Class A
06/30/2004	$14.58	20.92%	$3,723	1.20%		1.25%		99%
07/19/2002 – 06/30/2003	12.22	14.85	431	1.20	*	2.12	*	54
Class B
06/30/2004	14.49	20.07	2,088	1.95		0.52		99
07/19/2002 – 06/30/2003	12.16	13.98	263	1.95	*	1.33	*	54
Class C
06/30/2004	14.49	20.05	3,612	1.95		0.56		99
07/19/2002 – 06/30/2003	12.16	14.02	735	1.95	*	1.39	*	54

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 18.97%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 20.42%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 49.78%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NFJ Small-Cap Value Fund

Class A
06/30/2004	$21.59	$0.49	(a)	$5.72	(a)	$6.21	$(0.27)	$(0.23)	$(0.50)
06/30/2003	21.51	0.35	(a)	(0.01	)(a)	0.34	(0.21)	(0.05)	(0.26)
06/30/2002	19.02	0.33	(a)	2.27	(a)	2.60	(0.11)	0.00	(0.11)
06/30/2001	14.12	0.35	(a)	4.90	(a)	5.25	(0.35)	0.00	(0.35)
06/30/2000	15.93	0.32	(a)	(1.81	)(a)	(1.49)	(0.32)	0.00	(0.32)
Class B
06/30/2004	21.17	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)	(0.42)
06/30/2003	21.19	0.19	(a)	(0.01	)(a)	0.18	(0.15)	(0.05)	(0.20)
06/30/2002	18.84	0.18	(a)	2.23	(a)	2.41	(0.06)	0.00	(0.06)
06/30/2001	14.04	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00	(0.30)
06/30/2000	15.79	0.21	(a)	(1.79	)(a)	(1.58)	(0.17)	0.00	(0.17)
Class C
06/30/2004	21.21	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)	(0.42)
06/30/2003	21.23	0.20	(a)	(0.02	)(a)	0.18	(0.15)	(0.05)	(0.20)
06/30/2002	18.86	0.18	(a)	2.24	(a)	2.42	(0.05)	0.00	(0.05)
06/30/2001	14.06	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00	(0.30)
06/30/2000	15.82	0.21	(a)	(1.79	)(a)	(1.58)	(0.18)	0.00	(0.18)

PEA Growth & Income Fund

Class A
06/30/2004	$6.51	$0.08	(a)	$1.09	(a)	$1.17	$(0.10)	$0.00	$(0.10)
06/30/2003	6.97	0.08	(a)	(0.45	)(a)	(0.37)	(0.09)	0.00	(0.09)
06/30/2002	9.20	0.08	(a)	(2.27	)(a)	(2.19)	(0.04)	0.00	(0.04)
07/31/2000 – 06/30/2001	13.11	0.04	(a)	(0.27	)(a)	(0.23)	(0.05)	(3.63)	(3.68)
Class B
06/30/2004	6.42	0.03	(a)	1.07	(a)	1.10	(0.05)	0.00	(0.05)
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00	(0.06)
06/30/2002	9.14	0.02	(a)	(2.26	)(a)	(2.24)	(0.01)	0.00	(0.01)
07/31/2000 – 06/30/2001	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)	(0.04)	(3.63)	(3.67)
Class C
06/30/2004	6.42	0.03	(a)	1.06	(a)	1.09	(0.05)	0.00	(0.05)
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00	(0.06)
06/30/2002	9.13	0.02	(a)	(2.25	)(a)	(2.23)	(0.01)	0.00	(0.01)
07/31/2000 – 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)	(0.05)	(3.63)	(3.68)

PEA Growth Fund

Class A
06/30/2004	$16.70	$(0.06	)(a)	$3.30	(a)	$3.24	$0.00	$0.00	$0.00
06/30/2003	18.10	(0.03	)(a)	(1.37	)(a)	(1.40)	0.00	0.00	0.00
06/30/2002	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)	0.00	(0.16)	(0.16)
06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)	0.00	(2.35)	(2.35)
06/30/2000	34.12	(0.29	)(a)	10.77	(a)	10.48	0.00	(5.66)	(5.66)
Class B
06/30/2004	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00	0.00
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00	0.00
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)	(0.16)
06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)	0.00	(2.35)	(2.35)
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17	0.00	(5.66)	(5.66)
Class C
06/30/2004	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00	0.00
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00	0.00
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)	(0.16)
06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)	0.00	(2.35)	(2.35)
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17	0.00	(5.66)	(5.66)

44 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
NFJ Small-Cap Value Fund

Class A
06/30/2004	$27.30		29.04%		$1,177,495	1.26	%(f)	1.98%	30%
06/30/2003	21.59		1.72		662,081	1.25		1.76	20
06/30/2002	21.51		13.76		300,091	1.25		1.65	40
06/30/2001	19.02		37.74		150,151	1.25		2.13	41
06/30/2000	14.12		(9.26)		114,347	1.26	(f)	2.28	55
Class B
06/30/2004	26.65		28.11		328,265	2.01	(g)	1.19	30
06/30/2003	21.17		0.95		249,479	2.00		0.99	20
06/30/2002	21.19		12.87		187,693	2.00		0.90	40
06/30/2001	18.84		36.80		79,803	2.00		1.39	41
06/30/2000	14.04		(9.94)		55,435	2.01	(g)	1.46	55
Class C
06/30/2004	26.69		28.08		563,018	2.01	(g)	1.20	30
06/30/2003	21.21		0.96		388,065	2.00		1.01	20
06/30/2002	21.23		12.89		234,129	2.00		0.90	40
06/30/2001	18.86		36.75		109,519	2.00		1.38	41
06/30/2000	14.06		(9.95)		69,808	2.01	(g)	1.46	55

PEA Growth & Income Fund

Class A
06/30/2004	$7.58		17.96%		$25,300	1.36	%(e)	1.14%	83%
06/30/2003	6.51		(5.17)		23,125	1.36	(e)	1.37	84
06/30/2002	6.97		(23.85)		16,983	1.36	(e)	1.00	101
07/31/2000 – 06/30/2001	9.20		(4.47)		12,050	1.35	*	0.49 *	77
Class B
06/30/2004	7.47		17.12		23,837	2.11	(b)	0.38	83
06/30/2003	6.42		(5.88)		17,237	2.11	(b)	0.60	84
06/30/2002	6.89		(24.51)		14,520	2.10		0.23	101
07/31/2000 – 06/30/2001	9.14		(5.11)		15,663	2.10	*	(0.21)*	77
Class C
06/30/2004	7.46		16.93		28,626	2.11	(b)	0.38	83
06/30/2003	6.42		(5.85)		23,619	2.11	(b)	0.61	84
06/30/2002	6.89		(24.40)		17,543	2.10		0.24	101
07/31/2000 – 06/30/2001	9.13		(5.15)		16,167	2.10	*	(0.17)*	77

PEA Growth Fund

Class A
06/30/2004	$19.94	(h)	19.40	%(h)	$101,505	1.16	%(c)	(0.31)%	71%
06/30/2003	16.70		(7.73)		94,428	1.16	(c)	(0.19)	70
06/30/2002	18.10		(25.73)		136,908	1.16	(c)	(0.27)	76
06/30/2001	24.55		(32.40)		173,990	1.15		(0.58)	85
06/30/2000	38.94		32.49		255,744	1.16	(c)	(0.78)	72
Class B
06/30/2004	17.04	(i)	18.50	(i)	57,743	1.91	(d)	(1.05)	71
06/30/2003	14.38		(8.47)		65,651	1.91	(d)	(0.94)	70
06/30/2002	15.71		(26.28)		92,279	1.91	(d)	(1.02)	76
06/30/2001	21.49		(32.90)		162,382	1.90		(1.33)	85
06/30/2000	34.66		31.31		213,627	1.91	(d)	(1.53)	72
Class C
06/30/2004	17.04	(i)	18.50	(i)	611,348	1.91	(d)	(1.06)	71
06/30/2003	14.38		(8.47)		648,456	1.91	(d)	(0.94)	70
06/30/2002	15.71		(26.28)		879,605	1.91	(d)	(1.02)	76
06/30/2001	21.49		(32.91)		1,486,530	1.90		(1.34)	85
06/30/2000	34.66		31.31		2,416,067	1.91	(d)	(1.53)	72

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(h)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  45

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
PEA Opportunity Fund

Class A
06/30/2004	$15.49	$(0.19	)(a)	$5.69	(a)	$5.50	$0.00	$0.00	$0.00
06/30/2003	15.01	(0.13	)(a)	0.61	(a)	0.48	0.00	0.00	0.00
06/30/2002	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)	0.00	0.00	0.00
06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)	0.00	(5.08)	(5.08)
06/30/2000	26.96	(0.25	)(a)	12.75	(a)	12.50	0.00	(7.88)	(7.88)
Class B
06/30/2004	12.56	(0.28	)(a)	4.61	(a)	4.33	0.00	0.00	0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00	0.00
06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)	0.00	0.00	0.00
06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)	0.00	(5.08)	(5.08)
06/30/2000	24.20	(0.43	)(a)	11.32	(a)	10.89	0.00	(7.88)	(7.88)
Class C
06/30/2004	12.56	(0.27	)(a)	4.60	(a)	4.33	0.00	0.00	0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00	0.00
06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)	0.00	0.00	0.00
06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)	0.00	(5.08)	(5.08)
06/30/2000	24.19	(0.42	)(a)	11.33	(a)	10.91	0.00	(7.88)	(7.88)

PEA Target Fund

Class A
06/30/2004	$13.34	$(0.12	)(a)	$3.95	(a)	$3.83	$0.00	$0.00	$0.00
06/30/2003	13.32	(0.08	)(a)	0.10	(a)	0.02	0.00	0.00	0.00
06/30/2002	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00	0.00
06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)	0.00	(4.03)	(4.03)
06/30/2000	17.72	(0.23	)(a)	15.45	(a)	15.22	0.00	(1.80)	(1.80)
Class B
06/30/2004	11.80	(0.21	)(a)	3.48	(a)	3.27	0.00	0.00	0.00
06/30/2003	11.86	(0.15	)(a)	0.09	(a)	(0.06)	0.00	0.00	0.00
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00	0.00
06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)	0.00	(4.03)	(4.03)
06/30/2000	16.44	(0.39	)(a)	14.35	(a)	13.96	0.00	(1.80)	(1.80)
Class C
06/30/2004	11.79	(0.21	)(a)	3.49	(a)	3.28	0.00	0.00	0.00
06/30/2003	11.86	(0.15	)(a)	0.08	(a)	(0.07)	0.00	0.00	0.00
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00	0.00
06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)	0.00	(4.03)	(4.03)
06/30/2000	16.43	(0.38	)(a)	14.34	(a)	13.96	0.00	(1.80)	(1.80)

PEA Value Fund

Class A
06/30/2004	$12.71	$0.10	(a)	$4.41	(a)	$4.51	$(0.06)	$0.00	$(0.06)
06/30/2003	13.75	0.10	(a)	(0.56	)(a)	(0.46)	0.00	(0.58)	(0.58)
06/30/2002	16.12	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)	(1.91)
06/30/2001	11.38	0.13	(a)	4.70	(a)	4.83	(0.09)	0.00	(0.09)
06/30/2000	15.29	0.22	(a)	(1.33	)(a)	(1.11)	(0.23)	(2.57)	(2.80)
Class B
06/30/2004	12.42	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00	(0.02)
06/30/2003	13.55	0.01	(a)	(0.56	)(a)	(0.55)	0.00	(0.58)	(0.58)
06/30/2002	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)	0.00	(1.91)	(1.91)
06/30/2001	11.36	0.02	(a)	4.69	(a)	4.71	(0.05)	0.00	(0.05)
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)	(0.13)	(2.57)	(2.70)

46 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year Ended:	Net Asset Value End of Period	Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Opportunity Fund

Class A
06/30/2004	$20.99	35.51	%(j)	$60,781	1.31	%(h)	(1.00)%	184%
06/30/2003	15.49	3.20		44,297	1.31	(e)	(1.08)	214
06/30/2002	15.01	(21.21)		68,403	1.31	(e)	(1.02)	201
06/30/2001	19.05	(25.68)		92,521	1.30		(0.68)	237
06/30/2000	31.58	50.77		142,064	1.31	(e)	(0.81)	254
Class B
06/30/2004	16.89	34.47	(k)	23,073	2.07	(i)	(1.77)	184
06/30/2003	12.56	2.45		12,962	2.06	(d)	(1.83)	214
06/30/2002	12.26	(21.81)		15,587	2.06	(d)	(1.77)	201
06/30/2001	15.68	(26.19)		25,988	2.05		(1.42)	237
06/30/2000	27.21	49.78		28,145	2.06	(d)	(1.57)	254
Class C
06/30/2004	16.89	34.47	(k)	173,643	2.06	(d)	(1.74)	184
06/30/2003	12.56	2.45		142,354	2.06	(d)	(1.83)	214
06/30/2002	12.26	(21.76)		164,168	2.06	(d)	(1.77)	201
06/30/2001	15.67	(26.26)		255,355	2.05		(1.42)	237
06/30/2000	27.22	49.88		401,118	2.06	(d)	(1.57)	254

PEA Target Fund

Class A
06/30/2004	$17.17	28.71	%(l)	$209,123	1.21	%(g)	(0.77)%	96%
06/30/2003	13.34	0.15		148,721	1.21	(g)	(0.71)	105
06/30/2002	13.32	(31.02)		198,054	1.21	(g)	(0.67)	114
06/30/2001	19.31	(27.78)		281,616	1.20		(0.75)	109
06/30/2000	31.14	90.36		305,304	1.21	(g)	(0.91)	99
Class B
06/30/2004	15.07	27.71	(m)	106,709	1.96	(f)	(1.52)	96
06/30/2003	11.80	(0.51)		105,896	1.96	(f)	(1.47)	105
06/30/2002	11.86	(31.56)		144,815	1.96	(f)	(1.41)	114
06/30/2001	17.33	(28.34)		246,999	1.95		(1.49)	109
06/30/2000	28.60	89.74		223,939	1.96	(f)	(1.66)	99
Class C
06/30/2004	15.07	27.82	(n)	600,439	1.96	(f)	(1.52)	96
06/30/2003	11.79	(0.59)		538,347	1.96	(f)	(1.46)	105
06/30/2002	11.86	(31.56)		685,003	1.96	(f)	(1.41)	114
06/30/2001	17.33	(28.31)		1,204,807	1.95		(1.50)	109
06/30/2000	28.59	89.79		1,676,384	1.96	(f)	(1.67)	99

PEA Value Fund

Class A
06/30/2004	$17.16	35.58%		$867,400	1.11	%(b)	0.61%	67%
06/30/2003	12.71	(2.80)		275,622	1.10		0.87	152
06/30/2002	13.75	(3.72)		226,825	1.10		0.59	190
06/30/2001	16.12	42.61		46,410	1.10		0.90	204
06/30/2000	11.38	(7.11)		19,087	1.11	(b)	1.76	196
Class B
06/30/2004	16.69	34.55		475,577	1.86	(c)	(0.14)	67
06/30/2003	12.42	(3.53)		241,311	1.85		0.12	152
06/30/2002	13.55	(4.41)		202,258	1.85		(0.19)	190
06/30/2001	16.02	41.50		59,708	1.85		0.15	204
06/30/2000	11.36	(7.77)		26,908	1.86	(c)	1.02	196

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.05%.
(j)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.49%.
(k)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 35.46%.
(l)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 28.69%.
(m)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.69%.
(n)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.80%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Value Fund (Cont.)

Class C
06/30/2004	$12.43	$(0.02	)(a)	$4.31	(a)	$4.29	$(0.02)	$0.00	$0.00
06/30/2003	13.55	0.01	(a)	(0.55	)(a)	(0.54)	0.00	(0.58)	0.00
06/30/2002	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)	0.00	(1.91)	0.00
06/30/2001	11.36	0.02	(a)	4.70	(a)	4.72	(0.05)	0.00	0.00
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)	(0.13)	(2.57)	0.00

RCM Large-Cap Growth Fund

Class A
06/30/2004	$10.89	$(0.02	)(a)	$1.29	(a)	$1.27	$(0.03)	$0.00	$0.00
06/30/2003	10.94	0.02	(a)	(0.03	)(a)	(0.01)	(0.03)	0.00	(0.01)
02/05/2002 – 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00
Class B
06/30/2004	10.80	(0.10	)(a)	1.28	(a)	1.18	0.00	0.00	0.00
06/30/2003	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)	(0.02)	0.00	0.00
02/05/2002 – 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)	0.00	0.00	0.00
Class C
06/30/2004	10.82	(0.11	)(a)	1.29	(a)	1.18	0.00	0.00	0.00
06/30/2003	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)	0.00	0.00	0.00
02/05/2002 – 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)	0.00	0.00	0.00

RCM Mid-Cap Fund

Class A
06/30/2004	$2.04	$(0.02	)(a)	$0.46	(a)	$0.44	$0.00	$0.00	$0.00
06/30/2003	1.99	(0.02	)(a)	0.07	(a)	0.05	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)	0.00	0.00	0.00
Class B
06/30/2004	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00	0.00
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00	0.00
Class C
06/30/2004	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00	0.00
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00	0.00

RCM Tax-Managed Growth Fund

Class A
06/30/2004	$9.45	$(0.03	)(a)	$1.34	(a)	$1.31	$0.00	$0.00	$0.00
06/30/2003	9.44	(0.01	)(a)	0.02	(a)	0.01	0.00	0.00	0.00
02/05/2002 – 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)	0.00	0.00	0.00
Class B
06/30/2004	9.35	(0.10	)(a)	1.32	(a)	1.22	0.00	0.00	0.00
06/30/2003	9.42	(0.07	)(a)	0.00	(a)	(0.07)	0.00	0.00	0.00
02/05/2002 – 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00	0.00
Class C
06/30/2004	9.35	(0.10	)(a)	1.33	(a)	1.23	0.00	0.00	0.00
06/30/2003	9.42	(0.08	)(a)	0.01	(a)	(0.07)	0.00	0.00	0.00
02/05/2002 – 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00	0.00

48 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Value Fund (Cont.)

Class C
06/30/2004	$(0.02)	$16.70	34.53%	$699,047	1.86	%(d)	(0.14)%	67%
06/30/2003	(0.58)	12.43	(3.45)	315,256	1.85		0.12	152
06/30/2002	(1.91)	13.55	(4.48)	266,741	1.85		(0.21)	190
06/30/2001	(0.05)	16.03	41.59	100,166	1.85		0.17	204
06/30/2000	(2.70)	11.36	(7.81)	53,756	1.86	(d)	1.02	196

RCM Large-Cap Growth Fund

Class A
06/30/2004	$(0.03)	$12.13	11.66%	$37,102	1.21	%(h)	(0.13)%	82%
06/30/2003	(0.04)	10.89	(0.05)	19,560	1.20		0.15	25
02/05/2002 – 06/30/2002	0.00	10.94	(11.06)	681	1.20	*	(0.01)*	36
Class B
06/30/2004	0.00	11.98	10.94	8,381	1.96	(g)	(0.89)	82
06/30/2003	(0.02)	10.80	(0.84)	4,384	1.95		(0.64)	25
02/05/2002 – 06/30/2002	0.00	10.91	(11.30)	161	1.95	*	(0.91)*	36
Class C
06/30/2004	0.00	12.00	10.93	7,821	1.96	(g)	(0.91)	82
06/30/2003	0.00	10.82	(0.73)	3,699	1.95		(0.68)	25
02/05/2002 – 06/30/2002	0.00	10.90	(11.38)	105	1.95	*	(0.92)*	36

RCM Mid-Cap Fund

Class A
06/30/2004	$0.00	$2.48	21.57%	$2,836	1.23	%(b)	(0.78)%	145%
06/30/2003	0.00	2.04	2.51	847	1.23	(b)	(0.85)	132
02/05/2002 – 06/30/2002	0.00	1.99	(12.72)	124	1.22	*	(1.01)*	142
Class B
06/30/2004	0.00	2.47	21.08	2,083	1.98	(c)	(1.51)	145
06/30/2003	0.00	2.04	2.00	378	1.98	(c)	(1.58)	132
02/05/2002 – 06/30/2002	0.00	2.00	(12.28)	9	1.97	*	(1.81)*	142
Class C
06/30/2004	0.00	2.47	21.08	2,627	1.98	(c)	(1.53)	145
06/30/2003	0.00	2.04	2.00	775	1.98	(c)	(1.60)	132
02/05/2002 – 06/30/2002	0.00	2.00	(12.28)	40	1.97	*	(1.80)*	142

RCM Tax-Managed Growth Fund

Class A
06/30/2004	$0.00	$10.76	13.86%	$12,645	1.36	%(f)	(0.26)%	92%
06/30/2003	0.00	9.45	0.11	2,875	1.35		(0.10)	74
02/05/2002 – 06/30/2002	0.00	9.44	(8.88)	262	1.35	*	(0.31)*	68
Class B
06/30/2004	0.00	10.57	13.05	7,310	2.11	(e)	(1.00)	92
06/30/2003	0.00	9.35	(0.74)	1,442	2.10		(0.84)	74
02/05/2002 – 06/30/2002	0.00	9.42	(9.07)	14	2.10	*	(0.92)*	68
Class C
06/30/2004	0.00	10.58	13.16	9,758	2.10		(0.99)	92
06/30/2003	0.00	9.35	(0.74)	614	2.10		(0.85)	74
02/05/2002 – 06/30/2002	0.00	9.42	(9.07)	9	2.10	*	(0.92)*	68

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  49

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$0	$870,794	$776,191	$6,793	$2,727	$4,177	$304,798	$12,825	$2,516,544
Investments in Affiliates, at value	200,530	0	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	0	0	0	0	0	0
Cash	323	389	78	1	1	0	0	1	495
Receivable for investments sold	0	24,470	29,975	23	0	0	0	0	25,561
Receivable for Fund shares sold	882	523	1,261	1	0	0	3,253	21	10,928
Interest and dividends receivable	0	657	218	4	1	3	1,056	27	4,800
Dividends receivable from Affiliates	144	0	0	0	0	0	0	0	0

	201,879	896,833	807,723	6,822	2,729	4,180	309,107	12,874	2,558,328

Liabilities:

Payable for investments purchased	$0	$12,023	$24,231	$291	$35	$18	$5,293	$129	$7,152
Payable for investments in Affiliates purchased	522	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	441	4,712	31,485	2	0	0	477	0	4,925
Accrued investment advisory fee	0	321	286	3	1	2	105	5	1,203
Accrued administration fee	63	221	197	2	1	1	103	4	748
Accrued distribution fee	97	146	124	2	1	1	83	3	568
Accrued servicing fee	40	72	62	1	0	1	44	2	411
Other liabilities	0	0	0	0	0	0	39	0	0

	1,163	17,495	56,385	301	38	23	6,144	143	15,007

Net Assets	$200,716	$879,338	$751,338	$6,521	$2,691	$4,157	$302,963	$12,731	$2,543,321

Net Assets Consist of:

Paid in capital	$192,447	$875,405	$772,620	$5,626	$2,453	$3,549	$273,564	$11,558	$1,907,715
Undistributed net investment income	679	0	0	244	11	61	3,360	469	63,787
Accumulated undistributed net realized gain (loss)	(5,570)	(89,202)	(118,102)	52	48	156	2,056	71	95,373
Net unrealized appreciation	13,160	93,135	96,820	599	179	391	23,983	633	476,446

	$200,716	$879,338	$751,338	$6,521	$2,691	$4,157	$302,963	$12,731	$2,543,321

Net Assets:

Class A	$35,618	$174,260	$145,095	$1,545	$481	$762	$88,569	$3,723	$1,177,495
Class B	62,692	70,884	63,988	1,237	672	1,104	51,301	2,088	328,265
Class C	100,419	101,288	79,106	2,107	357	810	88,221	3,612	563,018
Other Classes	1,987	532,906	463,149	1,632	1,181	1,481	74,872	3,308	474,543

Shares Issued and Outstanding:

Class A	3,359	10,703	6,826	101	40	55	7,095	255	43,127
Class B	5,944	4,622	3,183	82	57	81	4,142	144	12,317
Class C	9,521	6,590	3,934	140	30	59	7,124	249	21,094

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$10.60	$16.28	$21.26	$15.24	$11.94	$13.86	$12.48	$14.58	$27.30
Class B	10.55	15.34	20.10	15.06	11.76	13.68	12.39	14.49	26.65
Class C	10.55	15.37	20.11	15.06	11.76	13.73	12.38	14.49	26.69

Cost of Investments Owned	$0	$777,659	$679,371	$6,194	$2,548	$3,786	$280,815	$12,192	$2,040,098

Cost of Investments in Affiliates Owned	$187,370	$0	$0	$0	$0	$0	$0	$0	$0

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time the shares are held.

50 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands, except per share amounts	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund
Assets:

Investments, at value	$87,060	$778,931	$316,616	$969,926	$2,385,887	$567,148	$236,038	$36,831
Investments in Affiliates, at value	0	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	0	281,426	0	0	0
Cash	19	541	67	173	0	1	0	21
Receivable for investments sold	1,584	7,388	8,722	15,613	22,636	0	16,105	169
Receivable for Fund shares sold	127	100	242	549	26,010	915	59	61
Interest and dividends receivable	100	432	19	146	4,022	249	80	35
Dividends receivable from Affiliates	0	0	0	0	0	0	0	0

	88,890	787,392	325,666	986,407	2,719,981	568,313	252,282	37,117

Liabilities:

Payable for investments purchased	$873	$5,814	$10,293	$4,135	$38,798	$8,736	$13,734	$127
Payable for investments in Affiliates purchased	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	258	1,997	685	1,915	4,606	417	5,357	44
Accrued investment advisory fee	43	319	164	433	925	203	92	18
Accrued administration fee	34	254	94	308	790	156	60	15
Accrued distribution fee	32	411	118	427	705	24	3	10
Accrued servicing fee	16	158	52	185	458	25	2	7
Other liabilities	0	0	0	0	0	0	0	1

	1,256	8,953	11,406	7,403	46,282	9,561	19,248	222

Net Assets	$87,634	$778,439	$314,260	$979,004	$2,673,699	$558,752	$233,034	$36,895

Net Assets Consist of:

Paid in capital	$115,161	$1,013,324	$355,056	$1,075,758	$2,371,711	$554,683	$581,383	$47,264
Undistributed net investment income	0	1	0	0	4,564	0	0	0
Accumulated undistributed net realized gain (loss)	(35,169)	(397,648)	(81,386)	(297,520)	(6,815)	(43,935)	(363,487)	(15,653)
Net unrealized appreciation	7,642	162,762	40,590	200,766	304,239	48,004	15,138	5,284

	$87,634	$778,439	$314,260	$979,004	$2,673,699	$558,752	$233,034	$36,895

Net Assets:

Class A	$25,300	$101,505	$60,781	$209,123	$867,400	$37,102	$2,836	$12,645
Class B	23,837	57,743	23,073	106,709	475,577	8,381	2,083	7,310
Class C	28,626	611,348	173,643	600,439	699,047	7,821	2,627	9,758
Other Classes	9,871	7,843	56,763	62,733	631,675	505,448	225,488	7,182

Shares Issued and Outstanding:

Class A	3,340	5,092	2,896	12,183	50,558	3,057	1,142	1,175
Class B	3,191	3,389	1,366	7,081	28,494	700	843	692
Class C	3,835	35,882	10,284	39,856	41,862	652	1,065	922

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$7.58	$19.94	$20.99	$17.17	$17.16	$12.13	$2.48	$10.76
Class B	7.47	17.04	16.89	15.07	16.69	11.98	2.47	10.57
Class C	7.46	17.04	16.89	15.07	16.70	12.00	2.47	10.58

Cost of Investments Owned	$79,418	$616,169	$276,026	$769,160	$2,363,074	$519,144	$220,900	$31,547

Cost of Investments in Affiliates Owned	$0	$0	$0	$0	$0	$0	$0	$0

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  51

Statements of Operations

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid- Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended July 30, 2008	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$0	$256	$217	$2	$1	$1	$117	$4
Dividends, net of foreign taxes	0	8,523	5,611	59	15	61	6,248	186
Dividends from Affiliate Investments	4,414	0	0	0	0	0	0	0
Security lending income	0	45	48	0	0	0	13	0
Miscellaneous income	0	0	0	0	0	0	0	0

Total Income	4,414	8,824	5,876	61	16	62	6,378	190

Expenses:

Investment advisory fees	0	3,763	3,226	26	11	16	798	34
Administration fees	553	2,604	2,221	17	9	13	756	31
Distribution fees – Class B	298	536	464	5	4	5	226	6
Distribution fees – Class C	538	747	588	7	2	5	372	15
Servicing fees – Class A	59	417	326	2	1	1	113	5
Servicing fees – Class B	99	179	155	2	1	2	75	2
Servicing fees – Class C	179	249	196	2	1	2	124	5
Distribution and/or servicing fees – Other Classes	18	566	446	0	0	0	3	0
Trustees’ fees	0	52	43	0	0	0	8	0
Interest expense	3	0	1	0	0	0	0	0

Total Expenses	1,747	9,113	7,666	61	29	44	2,475	98

Waiver by Manager	(4)	0	0	0	0	0	0	0

Net Expenses	1,743	9,113	7,666	61	29	44	2,745	98

Net Investment Income (Loss)	2,671	(289)	(1,790)	0	(13)	18	3,903	92

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	0	105,630	136,943	364	100	225	6,102	636
Net realized (loss) on Affiliate Investments	(1,129)	0	0	0	0	0	0	0
Net realized gain on options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	268	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	0	15,892	5,825	393	42	226	19,658	465
Net change in unrealized appreciation on Affiliate Investments	16,757	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	0	0

Net Gain	15,896	121,522	142,768	757	142	451	25,760	1,101

Net Increase from Repayment by Investment Manager	0	0	0	0	0	0	0	0

Net Increase in Assets Resulting from Operations	$18,567	$121,233	$140,978	$757	$129	$469	$29,663	$1,193

52 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	NFJ Small- Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$903	$15	$86	$68	$231	$1,657	$108	$50	$11
Dividends, net of foreign taxes	68,244	2,132	7,019	770	3,508	26,548	5,522	971	318
Dividends from Affiliate Investments	0	0	0	0	0	0	0	0	0
Security lending income	147	0	39	174	238	140	0	0	0
Miscellaneous income	0	0	0	0	0	0	0	1	0

Total Income	69,294	2,147	7,144	1,012	3,977	28,345	5,630	1,022	329

Expenses:

Investment advisory fees	12,847	518	4,187	2,117	5,256	7,423	2,336	1,146	181
Administration fees	8,065	409	3,323	1,196	3,738	6,334	1,803	745	143
Distribution fees – Class B	2,305	168	472	155	826	2,635	53	9	44
Distribution fees – Class C	3,860	219	4,897	1,304	4,485	3,569	48	13	54
Servicing fees – Class A	2,444	63	259	149	475	1,268	70	5	26
Servicing fees – Class B	768	56	157	52	275	879	18	3	15
Servicing fees – Class C	1,287	73	1,632	435	1,496	1,190	16	4	18
Distribution and/or servicing fees – Other Classes	318	3	1	8	4	478	407	6	8
Trustees’ fees	119	5	55	20	59	83	31	15	2
Interest expense	1	0	12	15	1	3	0	0	0

Total Expenses	32,014	1,514	14,995	5,451	16,615	23,862	4,782	1,946	491

Waiver by Manager	0	0	0	0	0	0	0	0	0

Net Expenses	32,014	1,514	14,995	5,451	16,615	23,682	4,782	1,946	491

Net Investment Income (Loss)	37,280	633	(7,851)	(4,439)	(12,638)	4,483	848	(924)	(162)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	152,213	8,436	84,946	95,924	140,449	237,198	14,004	55,282	2,338
Net realized (loss) on Affiliate Investments	0	0	0	0	0	0	0	0	0
Net realized gain on options	0	0	0	0	51	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	594	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	0	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	339,937	4,051	64,273	871	101,871	201,084	42,766	(5,770)	1,222
Net change in unrealized appreciation on Affiliate Investments	0	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	0	0	(15)	0	0	0	0

Net Gain	492,150	12,487	149,219	96,795	242,356	438,876	56,770	49,512	3,560

Net Increase from Repayment by Investment Manager	0	0	1,413	34	162	0	0	0	0

Net Increase in Assets Resulting from Operations	$529,430	$13,120	$142,781	$92,390	$229,880	$443,359	$57,618	$48,588	$3,398

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  53

Statements of Changes in Net Assets

Amounts in thousands	Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,671	$1,537	$(289)	$(275)	$(1,790)	$(1,638)	$0	$10
Net realized gain (loss)	0	(1,104)	105,630	(126,201)	136,943	(98,497)	364	59
Net realized (loss) on Affiliate Investments	(1,129)	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	268	210	0	0	0	0	0	0
Net change in unrealized appreciation	0	0	15,892	104,149	5,825	59,956	393	206
Net change in unrealized appreciation on Affiliate Investments	16,757	1,848	0	0	0	0	0	0

Net increase (decrease) resulting from operations	18,567	2,491	121,233	(22,327)	140,978	(40,179)	757	275

Distributions to Shareholders:

From net investment income
Class A	(498)	(231)	0	0	0	0	(2)	0
Class B	(580)	(272)	0	0	0	0	(1)	0
Class C	(979)	(710)	0	0	0	0	(1)	0
Other Classes	(124)	(393)	0	0	0	0	(5)	(5)
From net realized capital gains
Class A	0	0	0	0	0	0	(25)	(1)
Class B	0	0	0	0	0	0	(19)	(1)
Class C	0	0	0	0	0	0	(19)	(1)
Other Classes	0	0	0	0	0	0	(42)	(16)
Tax basis return of capital
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	(1)	0	0	0	0
Class C	0	0	0	(1)	0	0	0	0
Other Classes	0	0	0	(33)	0	0	0	0

Total Distributions	(2,181)	(1,606)	0	(35)	0	0	(114)	(24)

Fund Share Transactions:

Receipts for shares sold
Class A	29,878	8,671	41,117	70,627	54,120	56,118	1,569	152
Class B	49,202	7,158	15,258	19,321	12,022	9,698	1,182	57
Class C	66,980	15,404	25,840	34,345	13,594	15,118	2,059	102
Other Classes	2,792	1,833	107,761	133,803	160,791	96,163	100	973
Issued as reinvestment of distributions
Class A	415	193	0	0	0	0	18	0
Class B	431	212	0	1	0	0	17	1
Class C	806	663	0	1	0	0	16	1
Other Classes	99	393	0	32	0	0	46	21
Cost of shares redeemed
Class A	(8,865)	(2,354)	(38,564)	(43,799)	(43,901)	(44,013)	(222)	(114)
Class B	(6,830)	(2,715)	(17,503)	(15,453)	(16,710)	(19,588)	(98)	(12)
Class C	(14,919)	(9,545)	(24,148)	(23,537)	(19,950)	(22,437)	(187)	(11)
Other Classes	(17,752)	(2,695)	(81,321)	(105,930)	(168,503)	(323,213)	(44)	0

Net increase (decrease) resulting from Fund share transactions	102,237	17,218	28,440	69,411	(8,537)	(232,154)	4,456	1,170

Fund Redemption Fees	42	0	4	0	9	2	1	0

Total Increase (Decrease) in Net Assets	118,665	18,103	149,677	47,049	132,450	(272,331)	5,100	1,421

Net Assets:

Beginning of period	82,051	63,948	729,661	682,612	618,888	891,219	1,421	0

End of period*	$200,716	$82,051	$879,338	$729,661	$751,338	$618,888	$6,521	$1,421

* Including undistributed investment income of:	$679	$187	$0	$0	$0	$0	$244	$49

54 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	NACM Growth Fund		NACM Value Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund
	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(13)	$0	$18	$16	$3,903	$1,639	$92	$58
Net realized gain (loss)	100	(1)	225	48	6,102	956	636	(98)
Net realized (loss) on Affiliate Investments	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying PIMCO Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation	42	137	226	165	19,658	872	465	70
Net change in unrealized appreciation on Affiliate Investments	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from operations	129	136	469	229	29,663	3,467	1,193	30

Distributions to Shareholders:

From net investment income
Class A	0	0	(3)	0	(954)	(230)	(25)	(6)
Class B	0	0	(1)	0	(427)	(130)	(5)	(4)
Class C	0	0	(2)	0	(686)	(279)	(13)	(7)
Other Classes	0	0	(8)	(8)	(1,195)	(1,150)	(49)	(35)
From net realized capital gains
Class A	(5)	0	(11)	0	(280)	(268)	0	(9)
Class B	(6)	0	(10)	0	(215)	(153)	0	(7)
Class C	(3)	0	(12)	0	(325)	(365)	0	(8)
Other Classes	(12)	0	(26)	(9)	(318)	(1,563)	0	(36)
Tax basis return of capital
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(26)	0	(73)	(17)	(4,400)	(4,138)	(92)	(112)

Fund Share Transactions:

Receipts for shares sold
Class A	529	88	796	119	77,560	13,663	4,283	737
Class B	738	168	1,010	174	42,970	8,801	1,967	440
Class C	540	139	931	316	71,621	17,899	3,067	875
Other Classes	0	969	344	970	34,005	8,365	902	953
Issued as reinvestment of distributions
Class A	4	0	13	0	931	432	23	15
Class B	5	0	8	1	408	221	4	10
Class C	1	0	12	0	736	499	10	12
Other Classes	12	0	34	16	1,502	2,699	49	68
Cost of shares redeemed
Class A	(145)	(11)	(227)	(13)	(8,923)	(3,343)	(1,245)	(322)
Class B	(240)	(13)	(130)	(34)	(5,252)	(1,590)	(254)	(193)
Class C	(308)	(25)	(490)	(27)	(8,852)	(3,397)	(485)	(175)
Other Classes	0	0	(275)	0	(6,700)	(6,399)	(449)	(416)

Net increase (decrease) resulting from Fund share transactions	1,136	1,315	2,026	1,522	200,006	37,850	7,872	2,004

Fund Redemption Fees	1	0	1	0	19	0	2	0

Total Increase (Decrease) in Net Assets	1,240	1,451	2,423	1,734	225,288	37,179	8,975	1,922

Net Assets:

Beginning of period	1,451	0	1,734	0	77,675	40,496	3,756	1,834

End of period*	$2,691	$1,451	$4,157	$1,734	$302,963	$77,675	$12,731	$3,756

* Including undistributed investment income of:	$11	$0	$61	$49	$3,360	$756	$469	$11

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  55

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment (loss)	$37,280	$14,981	$633	$692	$(7,851)	$(7,295)
Net realized gain (loss)	152,213	8,649	8,436	(8,585)	84,946	(137,374)
Net change in unrealized appreciation	339,937	41,862	4,051	3,608	64,273	45,321
Net increase from repayments by Investment Manager	0	0	0	0	1,413	0

Net increase (decrease) resulting from operations	529,430	65,492	13,120	(4,285)	142,781	(99,348)

Distributions to Shareholders:

From net investment income
Class A	(10,698)	(4,471)	(330)	(325)	0	0
Class B	(2,454)	(1,470)	(150)	(145)	0	0
Class C	(4,218)	(2,080)	(188)	(203)	0	0
Other Classes	(3,931)	(1,261)	(164)	(173)	0	0
From net realized capital gains
Class A	(9,255)	(1,142)	0	0	0	0
Class B	(3,006)	(533)	0	0	0	0
Class C	(5,061)	(743)	0	0	0	0
Other Classes	(3,050)	(294)	0	0	0	0
Tax basis return of capital
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(41,673)	(11,994)	(832)	(846)	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	602,763	545,097	12,170	19,122	33,410	556,472
Class B	54,842	114,575	9,844	8,408	8,225	7,810
Class C	138,006	213,683	10,787	14,394	17,689	30,323
Other Classes	293,402	181,183	4,109	4,570	7,298	12,091
Issued in reorganization
Class A	0	0	0	0	0	3,957
Class B	0	0	0	0	0	4,606
Class C	0	0	0	0	0	7,384
Other Classes	0	0	0	0	0	944
Issued as reinvestment of distributions
Class A	15,005	3,802	265	273	0	0
Class B	4,286	1,567	124	120	0	0
Class C	5,944	1,839	156	170	0	0
Other Classes	6,172	1,372	152	160	0	0
Cost of shares redeemed
Class A	(325,931)	(217,772)	(13,848)	(12,560)	(44,278)	(595,831)
Class B	(50,223)	(58,809)	(6,519)	(4,854)	(27,033)	(30,404)
Class C	(85,447)	(72,659)	(10,152)	(7,580)	(166,176)	(187,220)
Other Classes	(126,569)	(74,554)	(3,874)	(21,607)	(18,154)	(20,812)

Net increase (decrease) resulting from Fund share transactions	532,250	639,324	3,214	616	(189,019)	(210,680)

Fund Redemption Fees	18	114	3	0	7	0

Total Increase (Decrease) in Net Assets	1,020,025	692,936	15,505	(4,515)	(46,231)	(310,028)

Net Assets:
Beginning of period	1,523,296	830,360	72,129	76,644	824,670	1,134,698

End of period*	$2,543,321	$1,523,296	$87,634	$72,129	$778,439	$824,670

* Including undistributed net investment income of:	$63,787	$8,697	$0	$94	$1	$0

56 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	PEA Opportunity Fund		PEA Target Fund		PEA Value Fund		RCM Large-Cap Growth Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment (loss)	$(4,439)	$(3,441)	$(12,638)	$(10,339)	$4,483	$3,932	$848	$1,487
Net realized gain (loss)	95,924	(23,045)	140,500	(114,998)	237,792	(239,518)	14,004	(23,595)
Net change in unrealized appreciation	871	25,687	101,856	93,351	201,084	222,679	42,766	32,583
Net increase from repayments by Investment Manager	34	0	162	0	0	0	0	0

Net increase (decrease) resulting from operations	92,390	(799)	229,880	(31,986)	443,359	(12,907)	57,618	10,475

Distributions to Shareholders:

From net investment income
Class A	0	0	0	0	(1,814)	0	(60)	(18)
Class B	0	0	0	0	(416)	0	(1)	(2)
Class C	0	0	0	0	(569)	0	(2)	0
Other Classes	0	0	0	0	(1,135)	0	(1,738)	(879)
From net realized capital gains
Class A	0	0	0	0	0	(11,997)	0	0
Class B	0	0	0	0	0	(10,621)	0	0
Class C	0	0	0	0	0	(13,603)	0	0
Other Classes	0	0	0	0	0	(5,843)	0	0
Tax basis return of capital
Class A	0	0	0	0	0	0	0	(3)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	(149)

Total Distributions	0	0	0	0	(3,934)	(42,064)	(1,801)	(1,051)

Fund Share Transactions:

Receipts for shares sold
Class A	29,379	174,225	72,864	575,969	558,210	194,757	35,143	20,977
Class B	12,114	2,925	12,984	9,141	190,889	99,047	5,720	5,610
Class C	21,527	9,894	28,821	28,932	339,459	163,756	7,329	5,807
Other Classes	53,105	29,588	7,909	8,528	507,144	85,956	186,650	253,487
Issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	0	0	0	1,559	9,892	58	20
Class B	0	0	0	0	342	8,688	1	2
Class C	0	0	0	0	455	10,720	1	0
Other Classes	0	0	0	0	1,048	5,452	1,633	981
Cost of shares redeemed
Class A	(29,093)	(195,923)	(57,706)	(622,005)	(103,571)	(141,588)	(20,401)	(3,039)
Class B	(7,158)	(5,223)	(39,046)	(42,039)	(54,659)	(54,971)	(2,401)	(1,489)
Class C	(39,191)	(30,414)	(110,485)	(152,813)	(85,467)	(107,422)	(3,826)	(2,142)
Other Classes	(81,072)	(46,045)	(6,749)	(11,263)	(96,199)	(78,712)	(159,587)	(86,979)

Net increase (decrease) resulting from Fund share transactions	(40,389)	(60,973)	(91,408)	(205,550)	1,259,210	195,575	50,320	193,235

Fund Redemption Fees	16	0	11	0	284	11	47	22

Total Increase (Decrease) in Net Assets	52,017	(61,772)	138,483	(237,536)	1,698,919	140,615	106,184	202,681

Net Assets:

Beginning of period	262,243	324,015	840,521	1,078,057	974,780	834,165	452,568	249,887

End of period*	$314,260	$262,243	$979,004	$840,521	$2,673,699	$974,780	$558,752	$452,568

* Including undistributed net investment income of:	$0	$0	$0	$0	$4,564	$3,754	$0	$917

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  57

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment (loss)	$(924)	$(1,022)	$(162)	$(3)
Net realized gain (loss)	55,282	(45,491)	2,338	(632)
Net change in unrealized appreciation (depreciation)	(5,770)	39,934	1,222	706

Net increase (decrease) resulting from operations	48,588	(6,579)	3,398	71

Distributions to Shareholders:

From net investment income
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	0	0	0
From net realized capital gains
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	2,196	5,585	7,304	2,800
Class B	1,922	461	812	1,396
Class C	2,386	1,092	1,700	652
Other Classes	36,248	59,937	1,412	5,761
Issued in reorganization
Class A	0	0	5,293	0
Class B	0	0	5,694	0
Class C	0	0	8,660	0
Other Classes	0	0	622	0
Issued as reinvestment of distributions
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	0	0	0
Cost of shares redeemed
Class A	(531)	(5,098)	(3,986)	(238)
Class B	(410)	(120)	(1,257)	(24)
Class C	(817)	(424)	(1,934)	(66)
Other Classes	(86,559)	(179,868)	(1,916)	(6,230)

Net increase (decrease) resulting from Fund share transactions	(45,565)	(118,435)	22,404	4,051

Fund Redemption Fees	2	39	1	0

Total Increase (Decrease) in Net Assets	3,025	(124,975)	25,803	4,122

Net Assets:

Beginning of period	230,009	354,984	11,092	6,970

End of period*	$233,034	$230,009	$36,895	$11,092

* Including undistributed net investment income of:	$0	$0	$0	$0

58 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Dividend Value1, NFJ Large-Cap Value2 and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.
[2]	Effective November 1, 2003, NFJ Basic Value Fund officially changed its name to the NFJ Large-Cap Value Fund.

06.30.04  |  PIMCO Funds Annual Report  59

Notes to Financial Statements (Cont.)

June 30, 2004

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund – $14,909; CCM Mid-Cap Fund – $4,154; NACM Flex-Cap Value Fund – $117; NACM Growth Fund – $86; NFJ Dividend Value Fund – $47,470; NFJ Large-Cap Value Fund – $197; NFJ Small-Cap Value Fund – $78,540; PEA Growth & Income Fund – $13,742; PEA Growth Fund – $41,863; PEA Target Fund – $31,323; PEA Value Fund – $230,134; RCM Large-Cap Growth Fund – $37,648; RCM Mid-Cap Fund – $2,501; and RCM Tax-Managed Growth Fund – $6,053.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld were as follows: PEA Value Fund – $2,566.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Collateral received for securities on loan is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, became securities lending agent for the Trust. As of June 30, 2004, there were no outstanding securities on loan.

60  PIMCO Funds Annual Report  |  06.30.04

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(1)	Class D	Class R
Asset Allocation Fund	0.00%	0.15	%(2)	0.15	%(2)	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%	0.40%	0.50%
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%	0.40%	0.50%
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.50%	0.50%	0.50%
NFJ Large-Cap Value Fund	0.45%	0.25%		0.25%		0.50%	0.50%	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%		0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%		0.25%		0.50%	0.50%	0.50%
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%	0.40%	0.50%
PEA Opportunity Fund	0.65%	0.25%		0.25%		0.40%	N/A	N/A
PEA Target Fund	0.55%	0.25%		0.25%		0.40%	0.40%	N/A
PEA Value Fund	0.45%	0.25%		0.25%		0.40%	0.40%	0.50%
NACM Flex-Cap Value Fund	0.65%	0.30%		0.30%		0.50%	0.50%	N/A
NACM Growth Fund	0.50%	0.30%		0.30%		0.50%	0.50%	N/A
NACM Value Fund	0.50%	0.30%		0.30%		0.50%	0.50%	N/A
RCM Large-Cap Growth Fund	0.45%	0.30%		0.30%		0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%		0.30%		0.50%	0.50%	0.50%
RCM Tax-Managed Growth Fund	0.60%	0.30%		N/A		0.50%	0.50%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
(2)	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Prior to February 6, 2004, the Redemption Fee was equal to 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The redemption Fee is also waived for transactions by the PIMCO Asset Allocation Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective

06.30.04  |  PIMCO Funds Annual Report  61

Notes to Financial Statements (Cont.)

June 30, 2004

July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A All Funds	—	0.25
Class B All Funds	0.75	0.25
Class C All Funds	0.75	0.25
Class D All Funds	—	0.25
Class R All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $3,807,461 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	1.41%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004
NACM Flex-Cap Value Fund	$84	$0
NACM Growth Fund	84	0
NACM Value Fund	84	0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or

62  PIMCO Funds Annual Report  |  06.30.04

circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium
Balance at 06/30/2003	$1,090
Sales	287
Closing Buys	(459)
Expirations	(918)

Balance at 06/30/2004	$0

5. Underlying Funds

The Asset Allocation Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Adviser, a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds.

6. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Asset Allocation Fund	$136,067	$33,213
CCM Capital Appreciation Fund	1,215,218	1,191,065
CCM Mid-Cap Fund	1,140,148	1,137,566
NACM Flex-Cap Value Fund	9,535	5,411
NACM Growth Fund	4,618	3,475
NACM Value Fund	3,516	1,524
NFJ Dividend Value Fund	248,632	59,803
NFJ Large-Cap Value Fund	14,910	7,301
NFJ Small-Cap Value Fund	1,184,375	611,526
PEA Growth & Income Fund	73,358	69,958
PEA Growth Fund	586,198	772,160
PEA Opportunity Fund	581,993	638,891
PEA Target Fund	884,900	1,003,569
PEA Value Fund	2,067,607	1,007,700
RCM Large-Cap Growth Fund	471,104	414,117
RCM Mid-Cap Fund	341,783	384,211
RCM Tax-Managed Growth Fund	45,612	26,058

06.30.04  |  PIMCO Funds Annual Report  63

Notes to Financial Statements (Cont.)

June 30, 2004

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Mid-Cap Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	2,917	$29,878	985	$8,671	2,671	$41,117	5,472	$70,627	2,754	$54,120	3,584	$56,118
Class B	4,886	49,202	824	7,158	1,057	15,258	1,547	19,321	651	12,022	641	9,698
Class C	6,599	66,980	1,782	15,404	1,779	25,840	2,759	34,345	739	13,594	1,006	15,118
Other Classes	276	2,792	197	1,833	6,921	107,761	10,248	133,803	7,826	160,791	6,006	96,163

Issued as reinvestment of distributions
Class A	40	415	21	193	0	0	0	0	0	0	0	0
Class B	41	431	24	212	0	0	0	1	0	0	0	0
Class C	77	806	74	663	0	0	0	1	0	0	0	0
Other Classes	10	99	44	393	0	0	3	32	0	0	0	0

Cost of shares redeemed
Class A	(856)	(8,865)	(274)	(2,354)	(2,489)	(38,564)	(3,406)	(43,799)	(2,245)	(43,901)	(2,808)	(44,013)
Class B	(671)	(6,830)	(319)	(2,715)	(1,186)	(17,503)	(1,258)	(15,453)	(900)	(16,710)	(1,314)	(19,588)
Class C	(1,455)	(14,919)	(1,115)	(9,545)	(1,632)	(24,148)	(1,914)	(23,537)	(1,056)	(19,950)	(1,504)	(22,437)
Other Classes	(1,709)	(17,752)	(317)	(2,695)	(5,151)	(81,321)	(8,060)	(105,930)	(8,248)	(168,503)	(19,855)	(323,213)

Net increase (decrease) resulting from Fund share transactions	10,155	$102,237	1,926	$17,218	1,970	$28,440	5,391	$69,411	(479)	$(8,537)	(14,244)	$(232,154)

	NACM Flex-Cap Value Fund				NACM Growth Fund				NACM Value Fund				NFJ Dividend Value Fund
	Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	112	$1,569	13	$152	45	$529	8	$88	61	$796	11	$119	6,533	$77,560	1,390	$13,663
Class B	84	1,182	5	57	63	738	15	168	78	1,010	15	174	3,692	42,970	891	8,801
Class C	144	2,059	9	102	45	540	13	139	71	931	27	316	6,097	71,621	1,824	17,899
Other Classes	7	100	97	973	0	0	97	969	25	344	97	970	2,798	34,005	861	8,365

Issued as reinvestment of distributions
Class A	1	18	0	0	0	4	0	0	1	13	0	0	79	931	43	432
Class B	1	17	0	1	0	5	0	0	1	8	0	1	35	408	22	221
Class C	1	16	0	1	0	1	0	0	1	12	0	0	63	736	51	499
Other Classes	3	46	2	21	1	12	0	0	3	34	1	16	125	1,502	271	2,699

Cost of shares redeemed
Class A	(15)	(222)	(10)	(114)	(12)	(145)	(1)	(11)	(17)	(227)	(1)	(13)	(747)	(8,923)	(348)	(3,343)
Class B	(7)	(98)	(1)	(12)	(20)	(240)	(1)	(13)	(10)	(130)	(3)	(34)	(442)	(5,252)	(165)	(1,590)
Class C	(13)	(187)	(1)	(11)	(26)	(308)	(2)	(25)	(37)	(490)	(3)	(27)	(751)	(8,852)	(350)	(3,397)
Other Classes	(3)	(44)	0	0	0	0	0	0	(20)	(275)	0	0	(585)	(6,700)	(651)	(6,399)

Net increase (decrease) resulting from Fund share transactions	315	$4,456	114	$1,170	96	$1,136	129	$1,315	157	$2,026	144	$1,522	16,897	$200,006	3,839	$37,850

64  PIMCO Funds Annual Report  |  06.30.04

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	305	$4,283	63	$737	24,974	$602,763	27,597	$545,097	1,719	$12,170	3,097	$19,122
Class B	141	1,967	38	440	2,422	54,842	5,902	114,575	1,397	9,844	1,365	8,408
Class C	223	3,067	75	875	6,057	138,006	10,962	213,683	1,532	10,787	2,363	14,394
Other Classes	65	902	82	953	11,837	293,402	8,876	181,183	553	4,109	738	4,570

Issued in reorganization
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	2	23	1	15	621	15,005	192	3,802	36	265	45	273
Class B	0	4	1	10	181	4,286	80	1,567	17	124	20	120
Class C	1	10	1	12	250	5,944	94	1,839	22	156	28	170
Other Classes	4	49	6	68	252	6,172	68	1,372	21	152	27	160

Cost of shares redeemed
Class A	(87)	(1,245)	(29)	(322)	(13,134)	(325,931)	(11,076)	(217,772)	(1,969)	(13,848)	(2,027)	(12,560)
Class B	(19)	(254)	(17)	(193)	(2,068)	(50,223)	(3,057)	(58,809)	(907)	(6,519)	(807)	(4,854)
Class C	(35)	(485)	(16)	(175)	(3,511)	(85,447)	(3,788)	(72,659)	(1,400)	(10,152)	(1,257)	(7,580)
Other Classes	(33)	(449)	(37)	(416)	(5,127)	(126,569)	(3,733)	(74,554)	(524)	(3,874)	(3,463)	(21,607)

Net increase (decrease) resulting from Fund share transactions	567	$7,872	168	$2,004	22,754	$532,250	32,117	$639,324	497	$3,214	129	$616

	PEA Growth Fund				PEA Opportunity Fund				PEA Target Fund				PEA Value Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	1,806	$33,410	34,202	$556,472	1,559	$29,379	14,093	$174,225	4,700	$72,864	49,956	$575,969	35,491	$558,210	17,007	$194,757
Class B	514	8,225	564	7,810	790	12,114	275	2,925	957	12,984	874	9,141	12,704	190,889	8,752	99,047
Class C	1,095	17,689	2,189	30,323	1,413	21,527	944	9,894	2,098	28,821	2,778	28,932	22,202	339,459	14,546	163,756
Other Classes	424	7,298	836	12,091	3,264	53,105	2,720	29,588	490	7,909	717	8,528	31,504	507,144	7,580	85,956

Issued in reorganization
Class A	0	0	255	3,957	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	343	4,606	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	549	7,384	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	67	944	0	0	0	0	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0	0	0	106	1,559	879	9,892
Class B	0	0	0	0	0	0	0	0	0	0	0	0	24	342	787	8,688
Class C	0	0	0	0	0	0	0	0	0	0	0	0	32	455	970	10,720
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0	70	1,048	482	5,452

Cost of shares redeemed
Class A	(2,369)	(44,278)	(36,367)	(595,831)	(1,523)	(29,093)	(15,792)	(195,923)	(3,667)	(57,706)	(53,669)	(622,005)	(6,718)	(103,571)	(12,712)	(141,588)
Class B	(1,689)	(27,033)	(2,216)	(30,404)	(456)	(7,158)	(513)	(5,223)	(2,852)	(39,046)	(4,107)	(42,039)	(3,657)	(54,659)	(5,051)	(54,971)
Class C	(10,295)	(166,176)	(13,636)	(187,220)	(2,467)	(39,191)	(2,995)	(30,414)	(7,886)	(110,485)	(14,900)	(152,813)	(5,732)	(85,467)	(9,842)	(107,422)
Other Classes	(1,058)	(18,154)	(1,424)	(20,812)	(4,856)	(81,072)	(3,932)	(46,045)	(416)	(6,749)	(935)	(11,263)	(6,062)	(96,199)	(6,955)	(78,712)

Net increase (decrease) resulting from Fund share transactions	(11,572)	$(189,019)	(14,638)	$(210,680)	(2,276)	$(40,389)	(5,200)	$(60,973)	(6,576)	$(91,408)	(19,286)	$(205,550)	79,964	$1,259,210	16,443	$195,575

06.30.04  |  PIMCO Funds Annual Report  65

Notes to Financial Statements (Cont.)

June 30, 2004

7. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund				RCM Tax-Managed Growth Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	3,028	$35,143	2,032	$20,977	954	$2,196	3,035	$5,585	714	$7,304	302	$2,800
Class B	503	5,720	542	5,610	832	1,922	246	461	82	812	156	1,396
Class C	635	7,329	556	5,807	1,029	2,386	595	1,092	168	1,700	72	652
Other Classes	15,996	186,650	24,432	253,487	15,873	36,248	32,578	59,937	134	1,412	640	5,761

Issued in reorganization

Class A	0	0	0	0	0	0	0	0	531	5,293	0	0
Class B	0	0	0	0	0	0	0	0	578	5,694	0	0
Class C	0	0	0	0	0	0	0	0	878	8,660	0	0
Other Classes	0	0	0	0	0	0	0	0	62	622	0	0

Issued as reinvestment of distributions

Class A	5	58	2	20	0	0	0	0	0	0	0	0
Class B	0	1	0	2	0	0	0	0	0	0	0	0
Class C	0	1	0	0	0	0	0	0	0	0	0	0
Other Classes	141	1,633	96	981	0	0	0	0	0	0	0	0

Cost of shares redeemed

Class A	(1,773)	(20,401)	(299)	(3,039)	(227)	(531)	(2,682)	(5,098)	(374)	(3,986)	(26)	(238)
Class B	(209)	(2,401)	(151)	(1,489)	(174)	(410)	(65)	(120)	(122)	(1,257)	(3)	(24)
Class C	(325)	(3,826)	(223)	(2,142)	(344)	(817)	(235)	(424)	(190)	(1,934)	(7)	(66)
Other Classes	(13,624)	(159,587)	(8,432)	(86,979)	(36,784)	(86,559)	(99,820)	(179,868)	(183)	(1,916)	(698)	(6,230)

Net increase (decrease) resulting from Fund share transactions	4,377	$50,320	18,555	$193,235	(18,841)	$(45,565)	(66,348)	$(118,435)	2,278	$22,404	436	$4,051

8. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
RCM Tax-Managed Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	20,269	20,269	14,814	35,083	3,293

9. Risk Factors of the Asset Allocation Fund

Investing in the Underlying Funds through the Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

66  PIMCO Funds Annual Report  |  06.30.04

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

10. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post-October Deferral
Asset Allocation Fund	$679	$0	$0	$0	$(2,868)	$0
CCM Capital Appreciation Fund	0	0	0	0	(89,087)	0
CCM Mid-Cap Fund	0	0	0	0	(118,033)	0
NACM Flex-Cap Value Fund	244	56	0	0	0	0
NACM Growth Fund	11	51	0	0	0	0
NACM Value Fund	61	161	0	0	0	0
NFJ Dividend Value Fund	3,360	2,571	0	0	0	0
NFJ Large-Cap Value Fund	470	76	0	0	0	0
NFJ Small-Cap Value Fund	63,787	94,399	0	0	0	0
PEA Growth & Income Fund	0	0	0	0	(35,127)	0
PEA Growth Fund	0	0	0	0	(396,033)	0
PEA Opportunity Fund	0	0	0	0	(79,426)	0
PEA Target Fund	0	0	0	0	(290,292)	0
PEA Value Fund	4,564	3,180	0	0	(64)	0
RCM Large-Cap Growth Fund	0	0	0	0	(39,028)	0
RCM Mid-Cap Fund	0	0	0	0	(361,834)	0
RCM Tax-Managed Growth Fund	0	0	0	0	(15,099)	0

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008		2009		2010		2011
Asset Allocation Fund	$0		$1,408	(2)	$975		$485
CCM Capital Appreciation Fund	0		0		0		89,087
CCM Mid-Cap Fund	0		0		9,318		108,715
PEA Growth & Income Fund	6,058	(3)	0		15,289		13,780
PEA Growth Fund	0		0		201,408	(4)	194,625
PEA Opportunity Fund	0		0		44,166		35,260
PEA Target Fund	0		0		66,731		223,561
PEA Value Fund	0		64	(3)	0		0
RCM Large-Cap Growth Fund	0		0		25,203		13,825
RCM Mid-Cap Fund	0		212,202		135,960		13,672
RCM Tax-Managed Growth Fund	729		6,060		904		7,406	(5)

(2)	Includes $1,269,057 of acquired capital loss carryovers which may be limited under current tax law.

(3)	Represents acquired capital loss carryovers which may be limited under current tax law.

(4)	Includes $4,844,310 of acquired capital loss carryovers which may be limited under current tax law.

(5)	Includes $6,725,437 of acquired capital loss carryovers which may be limited under current tax law.

06.30.04  |  PIMCO Funds Annual Report  67

Notes to Financial Statements (Cont.)

June 30, 2004

10. Federal Income Tax Matters (Cont.)

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(6)
Asset Allocation Fund	$190,072	$12,698	$(2,240)	$10,458
CCM Capital Appreciation Fund	777,774	103,802	(10,782)	93,020
CCM Mid-Cap Fund	679,440	102,919	(6,168)	96,751
NACM Flex-Cap Value Fund	6,198	678	(83)	595
NACM Growth Fund	2,551	206	(30)	176
NACM Value Fund	3,791	428	(42)	386
NFJ Dividend Value Fund	281,330	25,086	(1,618)	23,468
NFJ Large-Cap Value Fund	12,198	857	(230)	627
NFJ Small-Cap Value Fund	2,039,124	498,377	(20,957)	477,420
PEA Growth & Income Fund	79,460	9,010	(1,410)	7,600
PEA Growth Fund	617,783	170,842	(9,694)	161,148
PEA Opportunity Fund	277,986	49,645	(11,015)	38,630
PEA Target Fund	776,388	216,347	(22,809)	193,538
PEA Value Fund	2,373,005	308,849	(14,541)	294,308
RCM Large-Cap Growth Fund	524,051	55,521	(12,424)	43,097
RCM Mid-Cap Fund	222,553	22,020	(8,535)	13,485
RCM Tax-Managed Growth Fund	32,101	4,994	(264)	4,730

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(7)	Long-Term Capital Gains Distributions	Return of Capital
Asset Allocation Fund	$2,181	$0	$0
CCM Capital Appreciation Fund	0	0	0
CCM Mid-Cap Fund	0	0	0
NACM Flex-Cap Value Fund	114	0	0
NACM Growth Fund	10	16	0
NACM Value Fund	63	10	0
NFJ Dividend Value Fund	4,392	8	0
NFJ Large-Cap Value Fund	92	0	0
NFJ Small-Cap Value Fund	29,302	12,371	0
PEA Growth & Income Fund	832	0	0
PEA Growth Fund	0	0	0
PEA Opportunity Fund	0	0	0
PEA Target Fund	0	0	0
PEA Value Fund	3,934	0	0
RCM Large-Cap Growth Fund	1,801	0	0
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(7)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

68  PIMCO Funds Annual Report  |  06.30.04

11. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

06.30.04  |  PIMCO Funds Annual Report  69

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NACM Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Opportunity Fund, PEA Target Fund, PEA Value Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, RCM Tax-Managed Growth Fund, (17 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

70  PIMCO Funds Annual Report  |  06.30.04

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Asset Allocation Fund	18.85%
NACM Flex-Cap Value Fund	46.89%
NACM Growth Fund	100.00%
NACM Value Fund	95.40%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

Asset Allocation Fund	7.81%
NACM Flex-Cap Value Fund	48.22%
NACM Growth Fund	100.00%
NACM Value Fund	98.56%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

06.30.04  |  PIMCO Funds Annual Report  71

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

72  PIMCO Funds Annual Report  |  06.30.04

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

06.30.04  |  PIMCO Funds Annual Report  73

(This Page Intentionally Left Blank)

74  PIMCO Funds Annual Report  |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically

and eliminate paper mailings

PIMCO Advisors/PFPC offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home. To sign up just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report	PZ004A 7/04

Annual Report

06.30.04

PIMCO International/Sector Stock Funds

Share Classes A B C	GLOBAL STOCK FUNDS NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS RCM International Growth Equity Fund NACM Pacific Rim Fund	SECTOR-RELATED STOCK FUNDS RCM Global Healthcare Fund RCM Biotechnology Fund RCM Global Technology Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

Letter to Shareholders	3

Important Information	4–5

Fund Summaries	6–12

Schedules of Investments	14–21

2  PIMCO Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO Funds Annual Report  |  06.30.04  3

Important Information

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (2/02), RCM Global Technology (2/02), and RCM International Growth Equity (2/02). The oldest share class for RCM Biotechnology and RCM Global Healthcare is the D share class, and the A, B and C shares were first offered in (2/02). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Annual Report  |  06.30.04  5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, represent the “best of the best” globally.

•	The Fund’s Class A Shares generated a 30.48% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI All-Country World Free Index, which rose 26.66%.

•	Improvement in the global economy and a generally favorable corporate earnings environment propelled stock prices higher worldwide. Companies in economically sensitive groups, such as basic materials and industrials, did especially well. In dollar terms, international equities outperformed U.S. stocks.

•	The Fund’s holdings in most countries and sectors of investment posted strong gains. Compared to the benchmark, stock selection in the United States, Japan and Canada drove outperformance. Issue selection in the United Kingdom, South Korea and Taiwan modestly detracted from relative results.

•	From a sector perspective, stock selection in technology and financial services had the largest positive impact on the Fund’s performance versus the index. An overweight in technology, a sector that outperformed the broad market, was another plus. Issue selection among energy and utilities companies negatively affected relative performance.

•	The Fund’s top-performing stocks included Yahoo! Inc., a U.S.-based Internet company; Silicon Laboratories Inc., a U.S.-based manufacturer of specialized integrated circuits; and Mitsubishi Tokyo Financial Group, a Japanese bank. The stock price of Yahoo! benefited from growth in online advertising. Silicon Laboratories continued to report strong operating results and is diversifying its product portfolio and customer base. Shares of Mitsubishi Tokyo Financial advanced amid a decline in the company’s non-performing loans.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Global Fund Class A	30.48%	—	—	24.52%
PIMCO NACM Global Fund Class A (adjusted)	23.30%	—	—	20.95%
PIMCO NACM Global Fund Class B	29.51%	—	—	23.62%
PIMCO NACM Global Fund Class B (adjusted)	24.51%	—	—	21.92%
PIMCO NACM Global Fund Class C (adjusted)	27.17%	—	—	22.90%
MSCI All-Country World Free Index	26.66%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	23.61%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,065.10	$1,061.30	$1,061.20	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$7.96	$11.79	$11.79	$7.80	$11.58	$11.58

For each class of the Fund, expenses are equal to the expense ratio for the class (1.55% for Class A, 2.30% for Class B, 2.30% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Global Fund Share Class A	NACM Global Fund Share Class B	NACM Global Fund Share Class C	MSCI All-Country World Free Index
7/31/2002	$9,450	$10,000	$10,000	$10,000
8/31/2002	$9,565	$10,112	$10,112	$10,026
9/30/2002	$8,857	$9,363	$9,363	$8,926
10/31/2002	$9,459	$9,991	$9,991	$9,583
11/30/2002	$10,017	$10,572	$10,572	$10,107
12/31/2002	$9,231	$9,744	$9,739	$9,625
1/31/2003	$9,027	$9,509	$9,514	$9,344
2/28/2003	$8,787	$9,264	$9,261	$9,181
3/31/2003	$8,805	$9,264	$9,271	$9,146
4/30/2003	$9,471	$9,960	$9,964	$9,962
5/31/2003	$10,165	$10,683	$10,685	$10,542
6/30/2003	$10,405	$10,936	$10,929	$10,745
7/31/2003	$10,867	$11,415	$11,407	$10,983
8/31/2003	$11,479	$12,055	$12,044	$11,243
9/30/2003	$11,435	$11,998	$11,988	$11,315
10/31/2003	$12,119	$12,702	$12,700	$12,002
11/30/2003	$12,190	$12,768	$12,766	$12,186
12/31/2003	$12,745	$13,345	$13,331	$12,959
1/31/2004	$13,117	$13,719	$13,714	$13,180
2/29/2004	$13,451	$14,073	$14,057	$13,424
3/31/2004	$13,633	$14,245	$14,238	$13,353
4/30/2004	$13,060	$13,639	$13,634	$13,278
5/31/2004	$13,156	$13,731	$13,715	$13,309
6/30/2004	$13,575	$14,165	$14,148	$13,609

6  PIMCO Funds Annual Report  |  06.30.04

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by normally investing in the equity securities of Pacific Rim companies, including those in Japan, across all market capitalizations.

•	The Fund’s Class A Shares generated a 46.97% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI Pacific Index, which rose 41.50%.

•	Equity prices climbed sharply higher throughout the Pacific Rim’s developed countries against a backdrop of accelerating economic activity. In Japan, for example, first quarter 2004 GDP grew at a 5.6% annual rate, marking the eighth consecutive quarter of expansion.

•	For the Fund, positions in Japan and Hong Kong did notably well, rising more than 70% on average and driving outperformance versus the benchmark. An overall underweight in Japan modestly detracted from relative results, as did issue selection in Taiwan.

•	The Fund’s financial services holdings gained more than 95% on average and were a major contributor to this period’s outperformance. Stock selection among technology companies also helped the Fund’s relative return. An underweight in consumer discretionary names was a negative, as this group outperformed the broad market.

•	The Fund’s top-performing stocks included Japanese financial services firms Matsui Securities, Mitsubishi Tokyo Financial and UFJ Holdings. Dickson Concepts, a Hong Kong-based retailer of luxury goods, and eAccess, a Japanese provider of broadband Internet access services, were other strong performers. Dickson Concepts experienced positive trends in sales and operating margins and has plans to open more than 30 new stores. The stock price of eAccess benefited from growth in the company’s subscriber base.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Class A	46.97%	6.66%	—	10.81%
PIMCO NACM Pacific Rim Fund Class A (adjusted)	38.89%	5.46%	—	9.85%
PIMCO NACM Pacific Rim Fund Class B	46.01%	5.95%	—	10.06%
PIMCO NACM Pacific Rim Fund Class B (adjusted)	41.01%	5.79%	—	10.06%
PIMCO NACM Pacific Rim Fund Class C (adjusted)	43.46%	5.63%	—	9.80%
MSCI Pacific Index	41.50%	-0.27%	—	—
Lipper Pacific Region Fund Average	35.42%	0.03%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,089.70	$1,085.50	$1,086.00	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$9.61	$13.48	$13.48	$9.31	$13.09	$13.09

For each class of the Fund, expenses are equal to the expense ratio for the class (1.85% for Class A, 2.60% for Class B, 2.60% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Pacific Rim Fund Share Class A	NACM Pacific Rim Fund Share Class B	NACM Pacific Rim Fund Share Class C	MSCI Pacific Index
12/31/1997	9,450	10,000	10,000	10,000
1/31/1998	9,522	10,070	10,070	10,544
2/28/1998	9,767	10,325	10,325	10,924
3/31/1998	9,559	10,099	10,099	10,323
4/30/1998	9,102	9,610	9,610	10,120
5/31/1998	7,824	8,254	8,254	9,435
6/30/1998	7,300	7,697	7,697	9,418
7/31/1998	7,440	7,840	7,840	9,255
8/31/1998	6,714	7,069	7,069	8,162
9/30/1998	7,239	7,618	7,618	8,137
10/31/1998	7,839	8,244	8,244	9,548
11/30/1998	8,492	8,925	8,925	9,988
12/31/1998	8,790	9,232	9,232	10,268
1/31/1999	8,959	9,405	9,405	10,344
2/28/1999	8,625	9,048	9,048	10,143
3/31/1999	9,261	9,710	9,710	11,423
4/30/1999	10,723	11,237	11,237	12,189
5/31/1999	11,034	11,556	11,556	11,465
6/30/1999	13,336	13,960	13,960	12,522
7/31/1999	14,427	15,093	15,093	13,477
8/31/1999	14,878	15,557	15,557	13,342
9/30/1999	15,188	15,871	15,871	13,960
10/31/1999	15,572	16,263	16,263	14,502
11/30/1999	18,205	19,003	19,003	15,224
12/31/1999	21,214	22,133	22,133	16,221
1/31/2000	20,915	21,806	21,806	15,441
2/29/2000	23,948	24,954	24,954	15,104
3/31/2000	21,843	22,746	22,746	16,154
4/30/2000	18,968	19,739	19,739	15,033
5/31/2000	17,726	18,434	18,434	14,161
6/30/2000	19,229	19,986	19,986	15,255
7/31/2000	16,950	17,604	17,604	13,805
8/31/2000	20,037	20,799	20,799	14,558
9/30/2000	18,007	18,680	18,680	13,793
10/31/2000	17,145	17,772	17,772	13,002
11/30/2000	16,697	17,297	17,297	12,552
12/31/2000	15,532	16,079	16,079	12,060
1/31/2001	15,805	16,353	16,353	12,024
2/28/2001	14,942	15,450	15,450	11,513
3/31/2001	13,820	14,279	14,279	10,972
4/30/2001	14,512	14,986	14,986	11,695
5/31/2001	15,166	15,650	15,650	11,652
6/30/2001	14,741	15,202	15,202	11,096
7/31/2001	13,939	14,364	14,364	10,376
8/31/2001	13,256	13,652	13,652	10,132
9/30/2001	11,917	12,265	12,265	9,075
10/31/2001	12,290	12,642	12,642	9,172
11/30/2001	12,942	13,304	13,304	9,437
12/31/2001	12,777	13,127	13,127	9,020
1/31/2002	12,951	13,298	13,298	8,520
2/28/2002	13,562	13,917	13,917	8,749
3/31/2002	14,331	14,698	14,698	9,386
4/30/2002	14,763	15,132	15,132	9,643
5/31/2002	15,352	15,726	15,726	10,150
6/30/2002	14,493	14,838	14,838	9,622
7/31/2002	13,676	13,992	13,992	8,974
8/31/2002	13,258	13,564	13,564	8,911
9/30/2002	12,320	12,585	12,585	8,474
10/31/2002	11,882	12,135	12,135	8,137
11/30/2002	12,460	12,726	12,726	8,434
12/31/2002	11,882	12,155	12,114	8,206
1/31/2003	11,523	11,788	11,747	7,978
2/28/2003	11,204	11,441	11,401	7,986
3/31/2003	10,567	10,789	10,748	7,751
4/30/2003	10,526	10,728	10,708	7,823
5/31/2003	11,563	11,809	11,747	8,208
6/30/2003	12,521	12,768	12,706	8,731
7/31/2003	13,398	13,665	13,583	9,029
8/31/2003	14,535	14,828	14,745	9,838
9/30/2003	14,873	15,134	15,050	10,384
10/31/2003	16,488	16,765	16,682	10,926
11/30/2003	15,890	16,153	16,070	10,673
12/31/2003	16,886	17,173	17,069	11,405
1/31/2004	17,903	18,193	18,109	11,634
2/29/2004	18,302	18,580	18,496	11,731
3/31/2004	19,279	19,559	19,454	12,866
4/30/2004	18,462	18,722	18,618	12,175
5/31/2004	17,943	18,192	18,108	11,864
6/30/2004	18,402	18,642	18,537	12,354

PIMCO Funds Annual Report  |  06.30.04  7

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	PIMCO RCM Biotechnology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the biotechnology industry.

•	The Fund’s Class A Shares returned 20.90% for the year-ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	Supported by a growing global economy, the stock market in general delivered solid returns over the fiscal year. These gains were diminished by weaker performance in the second quarter of 2004. Concerned about inflation, rising interest rates and the continued threat of terrorism, investors began shifting away from the higher-beta industries, such as biotechnology. As a result, biotechnology stocks fell 2.41% in the last three months of the reporting period.

•	The Fund’s outperformance over the fiscal year was primarily attributable to stock selection, such as Genentech, a biotechnology company that gained 56% over the 12-months due to the expedient approval of a new drug for colon cancer and its subsequent rapid launch. Biogen IDEC and Elan Corp. PLC, performed extremely well as the companies accelerated the development of a partnered drug for treating Multiple Sclerosis. Finally, a large position in OSI Pharmaceuticals paid off when the company announced that its drug improved survival in a lung cancer trial.

•	Relative return was also helped by under-weighting stocks such as Amgen Inc., whose growth slowed for the company this year, and Genta Inc., whose drug for melanoma was rejected by an FDA panel.

•	Overweights such as MedImmune contributed negatively as the launch of the company’s nasally administered flu vaccine was a flop.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Fund Class A	20.90%	20.04%	—	19.51%
PIMCO RCM Biotechnology Fund Class A (adjusted)	14.26%	18.69%	—	18.47%
PIMCO RCM Biotechnology Fund Class B	19.93%	19.12%	—	18.60%
PIMCO RCM Biotechnology Fund Class B (adjusted)	14.93%	18.92%	—	18.60%
PIMCO RCM Biotechnology Fund Class C (adjusted)	18.98%	19.13%	—	18.60%
S&P 500 Index	19.11%	–2.20%	—	—
NASDAQ Biotechnology Index	12.94%	8.40%	—	—
AMEX Biotechnology Index	20.93%	19.49%	—	—
80% NASDAQ Biotech Index; 20% MSCI World Pharm & Biotech Index	12.22%	8.78%	—	—
Lipper Health/Biotechnology Fund Average	16.26%	9.75%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,115.10	$1,110.60	$1,110.50	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$8.41	$12.33	$12.33	$8.06	$11.83	$11.83

For each class of the Fund, expenses are equal to the expense ratio for the class (1.60% for Class A, 2.35% for Class B, 2.35% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Biotechnology Fund Share Class A	RCM Biotechnology Fund Share Class B	RCM Biotechnology Fund Share Class C	S&P 500 Index	NASDAQ Biotechnology Index	AMEX Biotechnology Index	80% NASDAQ Biotech; 20% MSCI World Pharm & Biotech Index
12/31/1997	9,450	10,000	10,000	10,000	10,000	10,000	10,000
1/31/1998	9,695	10,253	10,253	10,111	9,966	9,693	10,147
2/28/1998	9,911	10,477	10,477	10,840	10,391	9,894	10,599
3/31/1998	10,004	10,569	10,569	11,395	11,168	10,746	11,251
4/30/1998	9,890	10,442	10,442	11,510	10,916	10,783	11,063
5/31/1998	9,775	10,314	10,314	11,312	10,536	9,928	10,704
6/30/1998	9,472	9,989	9,989	11,771	10,467	9,039	10,776
7/31/1998	9,547	10,061	10,061	11,646	10,784	8,494	11,047
8/31/1998	7,488	7,884	7,884	9,962	8,414	6,434	8,944
9/30/1998	8,601	9,052	9,052	10,600	10,510	8,580	10,861
10/31/1998	9,327	9,810	9,810	11,462	11,387	10,102	11,709
11/30/1998	9,968	10,478	10,478	12,157	11,782	10,072	12,154
12/31/1998	11,114	11,676	11,676	12,858	14,431	11,396	14,457
1/31/1999	11,687	12,269	12,269	13,395	15,907	12,095	15,635
2/28/1999	11,113	11,659	11,659	12,979	14,975	10,884	14,894
3/31/1999	10,869	11,396	11,396	13,498	16,443	11,509	16,109
4/30/1999	10,626	11,134	11,134	14,021	15,001	11,766	14,749
5/31/1999	10,791	11,299	11,299	13,690	16,156	12,381	15,578
6/30/1999	12,072	12,633	12,633	14,450	16,739	13,195	16,111
7/31/1999	12,536	13,112	13,112	13,999	18,903	15,421	17,658
8/31/1999	14,196	14,839	14,839	13,929	20,739	16,549	19,159
9/30/1999	14,195	14,828	14,828	13,548	19,453	15,561	18,087
10/31/1999	14,717	15,365	15,365	14,405	19,784	16,177	18,700
11/30/1999	16,424	17,138	17,138	14,698	22,344	17,736	20,601
12/31/1999	23,474	24,480	24,480	15,564	29,105	24,098	25,259
1/31/2000	28,373	29,574	29,574	14,782	33,529	26,682	28,347
2/29/2000	47,762	49,768	49,768	14,502	48,731	43,184	38,201
3/31/2000	32,015	33,325	33,325	15,920	36,183	30,778	30,919
4/30/2000	30,664	31,898	31,898	15,441	31,446	30,002	27,960
5/31/2000	28,659	29,790	29,790	15,125	30,569	28,871	27,503
6/30/2000	40,753	42,343	42,343	15,497	40,162	39,663	34,852
7/31/2000	39,473	40,984	40,984	15,255	37,085	36,414	32,347
8/31/2000	48,765	50,603	50,603	16,203	44,988	47,612	37,822
9/30/2000	51,608	53,523	53,523	15,347	43,409	47,393	37,114
10/31/2000	46,767	48,465	48,465	15,282	39,876	45,203	34,746
11/30/2000	38,784	40,163	40,163	14,077	34,616	35,738	31,429
12/31/2000	42,674	44,163	44,163	14,146	35,793	39,058	32,415
1/31/2001	39,644	41,001	41,001	14,648	34,411	38,495	30,880
2/28/2001	34,764	35,929	35,929	13,313	31,762	36,455	29,019
3/31/2001	27,936	28,848	28,848	12,469	25,301	28,956	23,940
4/30/2001	33,118	34,181	34,181	13,438	30,101	34,979	27,668
5/31/2001	35,437	36,554	36,554	13,528	32,599	37,099	29,570
6/30/2001	34,930	36,009	36,009	13,199	33,447	37,666	29,944
7/31/2001	30,717	31,645	31,645	13,069	28,674	32,619	26,750
8/31/2001	30,057	30,945	30,945	12,251	28,969	32,857	26,765
9/30/2001	26,117	26,870	26,870	11,262	24,505	27,738	23,595
10/31/2001	29,901	30,747	30,747	11,476	28,497	33,788	26,642
11/30/2001	32,936	33,847	33,847	12,357	31,219	37,254	28,771
12/31/2001	32,112	32,980	32,980	12,465	29,982	35,749	27,685
1/31/2002	28,243	28,983	28,983	12,283	25,734	30,787	24,394
2/28/2002	26,881	27,557	27,557	12,046	24,584	29,504	23,650
3/31/2002	27,244	27,904	27,904	12,499	25,498	30,805	24,325
4/30/2002	23,365	23,914	23,914	11,742	21,490	26,874	21,027
5/31/2002	21,678	22,171	22,171	11,655	19,132	24,936	19,061
6/30/2002	18,712	19,131	19,131	10,825	16,827	21,480	16,966
7/31/2002	19,262	19,684	19,684	9,981	16,936	22,470	16,903
8/31/2002	18,324	18,709	18,709	10,047	16,144	21,324	16,260
9/30/2002	17,879	18,242	18,242	8,955	15,340	19,702	15,748
10/31/2002	19,719	20,104	20,117	9,743	16,874	21,286	17,232
11/30/2002	20,480	20,874	20,873	10,316	18,408	22,733	18,557
12/31/2002	19,284	19,636	19,636	9,710	16,394	20,821	16,812
1/31/2003	19,201	19,552	19,551	9,456	16,040	20,834	16,467
2/28/2003	18,710	19,036	19,035	9,314	15,817	19,732	16,173
3/31/2003	19,611	19,936	19,935	9,404	16,899	20,519	17,167
4/30/2003	21,404	21,750	21,749	10,179	18,943	22,977	19,036
5/31/2003	24,777	25,152	25,162	10,715	22,533	27,664	22,000
6/30/2003	24,881	25,260	25,258	10,852	22,179	26,577	21,862
7/31/2003	26,789	27,170	27,180	11,043	24,178	28,531	23,345
8/31/2003	26,731	27,086	27,095	11,259	24,444	27,966	23,360
9/30/2003	26,367	26,715	26,711	11,139	23,771	27,915	22,973
10/31/2003	25,921	26,247	26,243	11,769	23,598	28,747	22,963
11/30/2003	25,981	26,294	26,304	11,873	22,939	28,351	22,553
12/31/2003	26,976	27,280	27,290	12,496	23,889	30,173	23,599
1/31/2004	28,441	28,745	28,745	12,725	25,559	31,733	24,960
2/29/2004	29,286	29,573	29,572	12,902	25,728	33,634	25,143
3/31/2004	29,496	29,777	29,776	12,707	25,668	32,410	24,877
4/30/2004	31,136	31,400	31,411	12,508	25,790	32,209	25,145
5/31/2004	30,610	30,847	30,858	12,679	25,161	31,587	24,687
6/30/2004	30,084	30,294	30,306	12,926	25,050	32,140	24,534

8  PIMCO Funds Annual Report  |  06.30.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	PIMCO RCM Global Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the healthcare industry.

•	The Fund’s Class A Shares rose 11.59% in the one-year period ended June 30, 2004, under-performing the 24.56% return of the Fund’s benchmark, the MSCI World Index, over the same period.

•	Supported by a growing global economy, stock markets in general delivered solid returns over the fiscal year. The year’s gains were diminished, however, by changing investor sentiment in 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move out of stocks. As a result, the MSCI World Healthcare Index returned 2.72% for the first six months of 2004, compared to 6.08% for the last six months of 2003.

•	The Fund’s strong relative performance was primarily due to stock selection during the reporting period. In particular, the Fund saw contributions from its holdings in health care equipment and supplies. These holdings included Kyphon Inc., a medical device company that designs, manufactures and markets instruments used in minimally invasive therapies associated with the restoration of spinal anatomy. Another example was Varian Medical Systems, Inc., a medical supply company engaged in the design and production of integrated systems of equipment and software for treating cancer with radiation therapy.

•	Relative performance was also assisted over the period by an overweight in healthcare providers and services, and an underweight in pharmaceuticals. Performance was hindered by an overweight in biotechnology and capital goods (Wilson Greatbatch Technology, Inc.), and an underweight in communications equipment.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Fund Class A	11.59%	14.87%	—	16.62%
PIMCO RCM Global Healthcare Fund Class A (adjusted)	5.45%	13.58%	—	15.75%
PIMCO RCM Global Healthcare Fund Class B	10.74%	13.99%	—	15.74%
PIMCO RCM Global Healthcare Fund Class B (adjusted)	5.74%	13.76%	—	15.74%
PIMCO RCM Global Healthcare Fund Class C (adjusted)	8.64%	14.01%	—	15.75%
MSCI World Index	24.56%	–1.47%	—	—
MSCI World Healthcare Index	8.97%	1.23%	—	—
Lipper Health/Biotechnology Fund Average	16.26%	9.75%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,071.10	$1,066.90	$1,066.90	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$8.24	$12.08	$12.08	$8.06	$11.83	$11.83

For each class of the Fund, expenses are equal to the expense ratio for the class (1.60% for Class A, 2.35% for Class B, 2.35% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Global Healthcare Fund Share Class A	RCM Global Healthcare Fund Share Class B	RCM Global Healthcare Fund Share Class C	MSCI World Index	MSCI World Healthcare Index
12/31/1996	9,450	10,000	10,000	10,000	10,000
1/31/1997	10,111	10,693	10,693	10,119	10,715
2/28/1997	10,063	10,636	10,636	10,233	10,926
3/31/1997	9,363	9,890	9,890	10,029	10,658
4/30/1997	9,495	10,022	10,022	10,355	11,326
5/31/1997	10,524	11,102	11,102	10,991	11,920
6/30/1997	11,014	11,612	11,612	11,538	13,007
7/31/1997	11,325	11,933	11,933	12,067	13,320
8/31/1997	11,135	11,725	11,725	11,258	12,138
9/30/1997	12,381	13,030	13,030	11,868	12,936
10/31/1997	12,191	12,822	12,822	11,241	12,880
11/30/1997	12,379	13,011	13,011	11,438	13,244
12/31/1997	12,274	12,893	12,893	11,575	13,758
1/31/1998	12,452	13,072	13,072	11,896	14,822
2/28/1998	13,272	13,926	13,926	12,699	15,647
3/31/1998	13,766	14,435	14,435	13,233	15,834
4/30/1998	14,059	14,734	14,734	13,360	15,963
5/31/1998	13,457	14,095	14,095	13,191	15,622
6/30/1998	13,488	14,119	14,119	13,502	16,425
7/31/1998	13,414	14,031	14,031	13,478	16,443
8/31/1998	11,550	12,071	12,071	11,678	15,090
9/30/1998	12,886	13,460	13,460	11,883	16,175
10/31/1998	13,211	13,792	13,792	12,955	17,116
11/30/1998	14,252	14,870	14,870	13,723	17,997
12/31/1998	15,396	16,054	16,054	14,391	18,818
1/31/1999	15,544	16,198	16,198	14,705	18,679
2/28/1999	15,141	15,769	15,769	14,312	18,554
3/31/1999	14,911	15,518	15,518	14,906	18,854
4/30/1999	14,198	14,767	14,767	15,492	17,612
5/31/1999	14,082	14,637	14,637	14,923	17,200
6/30/1999	14,963	15,545	15,545	15,617	17,588
7/31/1999	14,871	15,437	15,437	15,569	16,966
8/31/1999	15,190	15,760	15,760	15,539	17,504
9/30/1999	14,203	14,726	14,726	15,387	16,758
10/31/1999	15,131	15,679	15,679	16,184	18,241
11/30/1999	16,333	16,915	16,915	16,637	18,226
12/31/1999	19,799	20,492	20,492	17,982	16,920
1/31/2000	22,785	23,570	23,570	16,949	17,001
2/29/2000	32,537	33,644	33,644	16,993	15,809
3/31/2000	24,533	25,344	25,344	18,166	17,063
4/30/2000	24,128	24,910	24,910	17,396	17,842
5/31/2000	23,766	24,519	24,519	16,954	18,371
6/30/2000	30,556	31,510	31,510	17,522	19,780
7/31/2000	30,055	30,971	30,971	17,026	18,978
8/31/2000	34,663	35,700	35,700	17,578	18,965
9/30/2000	36,299	37,364	37,364	16,641	19,822
10/31/2000	34,280	35,264	35,264	16,360	20,064
11/30/2000	31,919	32,813	32,813	15,365	20,921
12/31/2000	34,296	35,235	35,235	15,611	21,480
1/31/2001	31,909	32,761	32,761	15,912	19,750
2/28/2001	30,052	30,838	30,838	14,566	19,831
3/31/2001	25,911	26,567	26,567	13,606	18,552
4/30/2001	28,836	29,551	29,551	14,609	18,916
5/31/2001	30,535	31,270	31,270	14,419	19,090
6/30/2001	30,059	30,764	30,764	13,965	18,506
7/31/2001	29,025	29,687	29,687	13,777	19,233
8/31/2001	28,395	29,025	29,025	13,115	18,562
9/30/2001	26,833	27,408	27,408	11,958	18,909
10/31/2001	27,874	28,455	28,455	12,186	18,671
11/30/2001	29,168	29,759	29,759	12,905	19,124
12/31/2001	29,535	30,113	30,113	12,985	18,690
1/31/2002	28,108	28,637	28,637	12,593	18,253
2/28/2002	27,619	28,136	28,136	12,486	18,558
3/31/2002	28,252	28,766	28,766	13,041	18,628
4/30/2002	26,336	26,787	26,787	12,603	17,932
5/31/2002	25,401	25,820	25,820	12,631	17,517
6/30/2002	23,372	23,739	23,752	11,867	16,354
7/31/2002	22,105	22,450	22,448	10,868	15,587
8/31/2002	22,220	22,538	22,551	10,891	15,603
9/30/2002	21,500	21,805	21,818	9,695	14,756
10/31/2002	22,089	22,392	22,390	10,412	15,570
11/30/2002	22,175	22,466	22,464	10,976	15,881
12/31/2002	21,656	21,938	21,936	10,446	15,484
1/31/2003	21,973	22,232	22,243	10,130	15,299
2/28/2003	21,729	21,967	21,965	9,957	14,895
3/31/2003	22,591	22,833	22,830	9,930	15,334
4/30/2003	23,468	23,682	23,680	10,817	16,181
5/31/2003	25,467	25,690	25,688	11,440	16,653
6/30/2003	26,820	27,023	27,036	11,642	17,161
7/31/2003	27,093	27,288	27,285	11,881	16,958
8/31/2003	26,186	26,366	26,363	12,140	16,446
9/30/2003	26,170	26,337	26,334	12,217	16,818
10/31/2003	26,515	26,674	26,671	12,943	17,082
11/30/2003	27,178	27,304	27,316	13,144	17,516
12/31/2003	27,942	28,052	28,065	13,972	18,204
1/31/2004	28,993	29,106	29,106	14,200	18,519
2/29/2004	29,813	29,930	29,912	14,443	18,682
3/31/2004	29,956	30,074	30,029	14,353	18,131
4/30/2004	30,361	30,480	30,425	14,068	18,706
5/31/2004	30,230	30,349	30,264	14,194	18,784
6/30/2004	29,928	30,045	29,940	14,502	18,700

PIMCO Funds Annual Report  |  06.30.04  9

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class A Shares had a total return of 44.87% for the one-year period ended June 30, 2004. This result surpassed the 42.63% return of the MSCI World Small-Cap Index.

•	Supported by a growing global economy, stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments, leaving small-cap global stocks basically flat over the last three months of the reporting period (MSCI World Small-Cap Index up 0.20%).

•	The Fund’s strong relative performance over the fiscal year was primarily attributable to stock selection, with sector allocation making a smaller contribution. Stock selection was particularly strong in telecommunications services, real estate and automobiles and components. Within telecommunications the Fund saw solid gains from its positions in Okinawa Cellular Telephone, a German cellular communications company, and Telesp Celular Participacoes, a Brazilian telecommunications business.

•	On a sector level, the Fund benefited from overweight exposure to diversified financials and information technology consulting and services, as well as an underweight in utilities and real estate.

•	The Fund’s relative performance was hindered by an overweight in semiconductors and instruments and communications equipment. It was also hurt slightly by an underweight in transportation.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund Class A	44.87%	9.95%	—	14.33%
PIMCO RCM Global Small-Cap Fund Class A (adjusted)	36.90%	8.71%	—	13.47%
PIMCO RCM Global Small-Cap Fund Class B	43.87%	9.20%	—	13.53%
PIMCO RCM Global Small-Cap Fund Class B (adjusted)	38.87%	8.92%	—	13.53%
PIMCO RCM Global Small-Cap Fund Class C (adjusted)	41.47%	9.19%	—	13.53%
MSCI World Small-Cap Index	42.63%	10.49%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	34.64%	3.67%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,091.80	$1,087.70	$1,087.70	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$9.62	$13.50	$13.50	$9.31	$13.09	$13.09

For each class of the Fund, expenses are equal to the expense ratio for the class (1.85% for Class A, 2.60% for Class B, 2.60% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Global Small-Cap Fund Share Class A	RCM Global Small-Cap Fund Share Class B	RCM Global Small-Cap Fund Share Class C	MSCI World Small-Cap Index
12/31/1996	9,450	10,000	10,000	10,000
1/31/1997	9,721	10,281	10,281	10,061
2/28/1997	9,454	9,992	9,992	10,043
3/31/1997	8,885	9,384	9,384	9,608
4/30/1997	8,816	9,305	9,305	9,402
5/31/1997	10,126	10,681	10,681	10,309
6/30/1997	11,085	11,687	11,687	10,627
7/31/1997	11,582	12,204	12,204	10,768
8/31/1997	11,617	12,232	12,232	10,491
9/30/1997	12,500	13,154	13,154	10,757
10/31/1997	11,723	12,328	12,328	10,193
11/30/1997	11,692	12,287	12,287	9,723
12/31/1997	11,818	12,413	12,413	9,431
1/31/1998	11,719	12,301	12,301	9,613
2/28/1998	13,015	13,655	13,655	10,449
3/31/1998	14,182	14,872	14,872	10,739
4/30/1998	14,774	15,483	15,483	10,810
5/31/1998	14,471	15,156	15,156	10,536
6/30/1998	14,838	15,532	15,532	10,270
7/31/1998	14,589	15,262	15,262	9,784
8/31/1998	11,458	11,978	11,978	8,160
9/30/1998	11,360	11,866	11,866	8,143
10/31/1998	11,930	12,455	12,455	8,717
11/30/1998	13,276	13,852	13,852	9,183
12/31/1998	14,046	14,647	14,647	9,376
1/31/1999	14,167	14,765	14,765	9,383
2/28/1999	13,175	13,722	13,722	8,960
3/31/1999	13,478	14,028	14,028	9,284
4/30/1999	14,121	14,689	14,689	9,990
5/31/1999	14,117	14,676	14,676	9,869
6/30/1999	16,052	16,677	16,677	10,413
7/31/1999	16,354	16,979	16,979	10,664
8/31/1999	16,871	17,504	17,504	10,704
9/30/1999	17,399	18,041	18,041	10,673
10/31/1999	18,470	19,140	19,140	10,538
11/30/1999	23,832	24,685	24,685	10,986
12/31/1999	28,651	29,659	29,659	11,756
1/31/2000	29,918	30,952	30,952	11,847
2/29/2000	36,476	37,718	37,718	13,278
3/31/2000	35,093	36,262	36,262	12,784
4/30/2000	30,601	31,599	31,599	11,867
5/31/2000	27,507	28,385	28,385	11,639
6/30/2000	32,946	33,977	33,977	12,498
7/31/2000	29,279	30,172	30,172	11,923
8/31/2000	32,523	33,497	33,497	12,740
9/30/2000	31,352	32,271	32,271	12,322
10/31/2000	27,433	28,214	28,214	11,731
11/30/2000	23,027	23,663	23,663	11,155
12/31/2000	24,591	25,253	25,253	11,568
1/31/2001	25,242	25,908	25,908	11,998
2/28/2001	22,269	22,840	22,840	11,651
3/31/2001	19,995	20,492	20,492	11,014
4/30/2001	21,743	22,271	22,271	11,887
5/31/2001	22,119	22,641	22,641	12,023
6/30/2001	21,336	21,825	21,825	11,996
7/31/2001	19,934	20,376	20,376	11,599
8/31/2001	18,493	18,891	18,891	11,576
9/30/2001	15,697	16,023	16,023	10,062
10/31/2001	16,599	16,935	16,935	10,736
11/30/2001	17,765	18,114	18,114	11,413
12/31/2001	18,365	18,713	18,713	11,709
1/31/2002	17,610	17,933	17,933	11,469
2/28/2002	17,071	17,380	17,380	11,371
3/31/2002	18,372	18,691	18,679	12,262
4/30/2002	18,675	18,984	18,959	12,461
5/31/2002	18,491	18,783	18,758	12,429
6/30/2002	17,400	17,660	17,648	11,787
7/31/2002	15,679	15,894	15,881	10,507
8/31/2002	15,850	16,067	16,056	10,458
9/30/2002	14,891	15,090	15,080	9,670
10/31/2002	15,220	15,451	15,441	9,788
11/30/2002	15,877	16,120	16,110	10,341
12/31/2002	15,036	15,277	15,268	9,871
1/31/2003	14,708	14,929	14,919	9,697
2/28/2003	14,511	14,702	14,693	9,529
3/31/2003	14,563	14,741	14,732	9,553
4/30/2003	15,706	15,891	15,883	10,541
5/31/2003	17,112	17,296	17,289	11,644
6/30/2003	17,809	17,991	17,984	12,025
7/31/2003	18,703	18,887	18,881	12,508
8/31/2003	20,083	20,279	20,272	13,292
9/30/2003	20,647	20,827	20,822	13,542
10/31/2003	22,685	22,860	22,869	14,738
11/30/2003	22,789	22,967	22,962	15,003
12/31/2003	23,630	23,796	23,791	15,635
1/31/2004	24,524	24,696	24,674	16,307
2/29/2004	24,825	24,999	24,968	16,645
3/31/2004	25,431	25,609	25,557	17,118
4/30/2004	24,854	25,028	24,969	16,342
5/31/2004	24,630	24,803	24,729	16,419
6/30/2004	25,800	25,981	25,879	17,151

10  PIMCO Funds Annual Report  |  06.30.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class A Shares had a total return of 32.83% for the one-year period ended June 30, 2004. This return surpassed the 26.20% return of the NASDAQ Composite Index.

•	Supported by a growing global economy, stock markets in general delivered solid returns over the fiscal year. The year’s gains were diminished, however, by changing investor sentiment in Calendar Year 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to pull back from the higher beta segments of the market, including technology. As a result, global technology stocks started to decline in February 2004.

•	The Fund’s relative outperformance is attributable to both sector allocation and stock selection. On the sector level, the Fund’s overweight in Internet and software supported relative performance. Holdings such as Yahoo!, Red Hat, Yahoo! Japan, and Softbank Corp. posted significant gains.

•	Other individual names that aided relative performance over the period include SINA Corp. a Chinese on-line media company and value-added information service.

•	Relative performance was hindered by communications selections. Owning Amdocs and UT Starcom hurt performance, while not owning Qualcomm also hurt relative performance.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Fund Class A	32.83%	3.24%	—	17.43%
PIMCO RCM Global Technology Fund Class A (adjusted)	25.52%	2.08%	—	16.65%
PIMCO RCM Global Technology Fund Class B	31.87%	2.45%	—	16.71%
PIMCO RCM Global Technology Fund Class B (adjusted)	26.87%	2.09%	—	16.71%
PIMCO RCM Global Technology Fund Class C (adjusted)	29.55%	2.44%	—	16.54%
NASDAQ Composite Index	26.20%	-5.27%	—	—
Goldman Sachs Technology Index	27.11%	-9.43%	—	—
Lipper Science & Technology Fund Average	25.55%	-7.57%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,063.40	$1,059.70	$1,059.40	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$8.98	$12.80	$12.80	$8.81	$12.59	$12.59

For each class of the Fund, expenses are equal to the expense ratio for the class (1.75% for Class A, 2.50% for Class B, 2.50% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Global Technology Fund Share Class A	RCM Global Technology Fund Share Class B	RCM Global Technology Fund Share Class C	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	9,450	10,000	10,000	10,000	10,000
1/31/1996	9,756	10,317	10,317	10,073	10,229
2/29/1996	10,024	10,595	10,595	10,456	10,914
3/31/1996	9,981	10,543	10,543	10,468	10,511
4/30/1996	10,879	11,484	11,484	11,315	11,721
5/31/1996	11,202	11,818	11,818	11,818	12,143
6/30/1996	10,680	11,260	11,260	11,262	11,523
7/31/1996	9,632	10,149	10,149	10,270	10,752
8/31/1996	10,096	10,631	10,631	10,849	11,242
9/30/1996	11,122	11,705	11,705	11,661	12,527
10/31/1996	10,958	11,523	11,523	11,609	12,439
11/30/1996	11,955	12,564	12,564	12,285	14,106
12/31/1996	11,876	12,472	12,472	12,270	13,651
1/31/1997	12,803	13,438	13,438	13,115	15,136
2/28/1997	11,554	12,118	12,118	12,442	13,942
3/31/1997	10,804	11,324	11,324	11,612	13,207
4/30/1997	10,940	11,460	11,460	11,985	14,386
5/31/1997	12,553	13,141	13,141	13,309	15,847
6/30/1997	12,932	13,530	13,530	13,706	16,046
7/31/1997	14,636	15,304	15,304	15,147	18,917
8/31/1997	14,695	15,356	15,356	15,085	18,476
9/30/1997	15,927	16,634	16,634	16,021	19,027
10/31/1997	14,887	15,536	15,536	15,146	17,389
11/30/1997	14,664	15,294	15,294	15,212	17,667
12/31/1997	15,006	15,639	15,639	14,925	16,819
1/31/1998	14,856	15,474	15,474	15,391	17,690
2/28/1998	16,580	17,261	17,261	16,827	19,606
3/31/1998	17,502	18,210	18,210	17,446	19,919
4/30/1998	18,993	19,751	19,751	17,756	21,047
5/31/1998	17,846	18,544	18,544	16,906	19,605
6/30/1998	19,554	20,307	20,307	18,006	21,303
7/31/1998	18,954	19,672	19,672	17,794	21,772
8/31/1998	15,842	16,430	16,430	14,248	17,824
9/30/1998	16,478	17,081	17,081	16,097	20,356
10/31/1998	18,019	18,667	18,667	16,834	21,852
11/30/1998	20,410	21,133	21,133	18,528	24,393
12/31/1998	24,027	24,863	24,863	20,838	28,386
1/31/1999	27,607	28,553	28,553	23,814	32,942
2/28/1999	24,910	25,746	25,746	21,744	28,983
3/31/1999	27,904	28,826	28,826	23,393	31,455
4/30/1999	29,366	30,316	30,316	24,167	32,446
5/31/1999	28,268	29,164	29,164	23,480	32,085
6/30/1999	31,513	32,494	32,494	25,530	35,855
7/31/1999	32,178	33,157	33,157	25,078	35,508
8/31/1999	34,324	35,349	35,349	26,036	37,350
9/30/1999	37,029	38,113	38,113	26,102	37,720
10/31/1999	42,650	43,872	43,872	28,195	39,056
11/30/1999	52,263	53,734	53,734	31,708	44,508
12/31/1999	67,608	69,473	69,473	38,677	53,538
1/31/2000	68,899	70,759	70,759	37,451	50,230
2/29/2000	95,081	97,604	97,604	44,638	59,336
3/31/2000	85,601	87,805	87,805	43,460	61,995
4/30/2000	76,108	78,015	78,015	36,693	56,589
5/31/2000	68,604	70,276	70,276	32,323	50,347
6/30/2000	79,491	81,386	81,386	37,695	56,535
7/31/2000	77,798	79,604	79,604	35,803	53,894
8/31/2000	93,397	95,509	95,509	39,977	60,901
9/30/2000	87,970	89,902	89,902	34,908	51,035
10/31/2000	77,115	78,754	78,754	32,028	47,176
11/30/2000	63,273	64,571	64,571	24,694	36,368
12/31/2000	57,572	58,708	58,708	23,484	33,248
1/31/2001	60,986	62,154	62,154	26,356	38,701
2/28/2001	44,239	45,049	45,049	20,455	27,965
3/31/2001	37,864	38,526	38,526	17,493	24,078
4/30/2001	40,965	41,654	41,654	20,117	28,672
5/31/2001	38,602	39,226	39,226	20,063	27,525
6/30/2001	37,247	37,826	37,826	20,542	27,594
7/31/2001	33,656	34,156	34,156	19,270	25,629
8/31/2001	29,173	29,583	29,583	17,162	22,287
9/30/2001	24,797	25,125	25,125	14,248	17,776
10/31/2001	28,554	28,914	28,914	16,068	20,629
11/30/2001	33,205	33,606	33,606	18,352	24,140
12/31/2001	34,723	35,122	35,122	18,541	23,711
1/31/2002	33,376	33,735	33,735	18,386	23,685
2/28/2002	28,349	28,631	28,631	16,461	20,516
3/31/2002	31,235	31,537	31,525	17,544	21,976
4/30/2002	27,646	27,885	27,884	16,051	19,284
5/31/2002	25,816	26,025	26,024	15,362	18,494
6/30/2002	23,475	23,649	23,658	13,912	15,873
7/31/2002	21,247	21,397	21,397	12,629	14,265
8/31/2002	20,724	20,858	20,858	12,502	14,077
9/30/2002	18,304	18,411	18,411	11,144	11,567
10/31/2002	21,258	21,363	21,362	12,643	14,092
11/30/2002	23,849	23,958	23,947	14,060	16,554
12/31/2002	20,622	20,698	20,697	12,698	14,137
1/31/2003	20,565	20,640	20,617	12,559	14,010
2/28/2003	20,474	20,549	20,514	12,718	14,216
3/31/2003	20,304	20,378	20,341	12,752	14,051
4/30/2003	22,566	22,648	22,569	13,923	15,514
5/31/2003	26,429	26,526	26,417	15,174	17,240
6/30/2003	27,827	27,929	27,796	15,429	17,194
7/31/2003	29,692	29,800	29,633	16,497	18,179
8/31/2003	31,601	31,716	31,529	17,215	19,430
9/30/2003	32,066	32,183	31,964	16,991	19,140
10/31/2003	35,349	35,478	35,215	18,372	20,998
11/30/2003	35,020	35,148	34,870	18,639	21,397
12/31/2003	34,758	34,885	34,595	19,049	21,723
1/31/2004	37,097	37,232	36,902	19,645	22,744
2/29/2004	35,880	36,011	35,673	19,299	22,093
3/31/2004	35,801	35,932	35,559	18,961	21,479
4/30/2004	33,836	33,959	33,596	18,258	20,225
5/31/2004	35,825	35,956	35,548	18,891	21,337
6/30/2004	36,961	37,096	36,650	19,471	21,855

PIMCO Funds Annual Report  |  06.30.04  11

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class A Shares delivered a total return of 26.87% for the one-year period ended June 30, 2004, versus 32.86% for the MSCI EAFE Index.

•	Supported by a growing global economy, international stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower-risk investments, leaving international stocks to return just 0.44% in the last three months of the reporting period.

•	While the Fund delivered strong absolute results, it underperformed its benchmark over the period. This underperformance was primarily due to poor returns from select holdings. For example, relative performance was hurt by negative returns from Biovail Corp., a pharmaceutical company engaged in the development and distribution of products for the treatment of chronic medical conditions. Biovail disappointed in the first half of the fiscal year due to product delays and management problems. The manager subsequently sold the position.

•	The Fund’s relative performance was aided by positions in Puma—a designer and developer for footware, apparel and sports-related accessories—which continued to display strong growth in sales; Alcatel, a worldwide provider of telecommunications equipment and services—due to increased investment by Telecom operators; and Orix—a leasing company in Japan—benefiting from the resurgence in the Japanese economy.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/22/95)
PIMCO RCM International Growth Equity Fund Class A	26.87%	-4.84%	—	4.32%
PIMCO RCM International Growth Equity Fund Class A (adjusted)	19.89%	-5.91%	—	3.68%
PIMCO RCM International Growth Equity Fund Class B	25.78%	-5.57%	—	3.72%
PIMCO RCM International Growth Equity Fund Class B (adjusted)	20.78%	-5.86%	—	3.72%
PIMCO RCM International Growth Equity Fund Class C (adjusted)	23.60%	-5.56%	—	3.54%
MSCI EAFE Index	32.86%	0.41%	—	—
MSCI EAFE Growth Index	26.79%	-3.02%	—	—
MSCI All-Country World Free Ex-U.S. Index	32.50%	0.96%	—	—
Lipper International Large-Cap Growth Fund Average	23.80%	-3.89%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,019.70	$1,015.50	$1,016.60	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$7.28	$11.02	$11.03	$7.30	$11.08	$11.08

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A, 2.20% for Class B, 2.20% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM International Growth Equity Fund Share Class A	RCM International Growth Equity Fund Share Class B	RCM International Growth Equity Fund Share Class C	MSCI EAFE Index	MSCI EAFE Growth Index	MSCI All-Country World Free Ex-U.S. Index
5/31/1995	9,450	10,000	10,000	10,000	10,000	10,000
6/30/1995	9,699	10,258	10,258	9,827	9,795	9,862
7/31/1995	10,343	10,931	10,931	10,442	10,422	10,421
8/31/1995	10,204	10,778	10,778	10,046	9,985	10,060
9/30/1995	10,419	10,999	10,999	10,245	10,216	10,232
10/31/1995	10,258	10,822	10,822	9,972	9,942	9,958
11/30/1995	10,283	10,842	10,842	10,252	10,217	10,192
12/31/1995	10,527	11,092	11,092	10,668	10,575	10,596
1/31/1996	10,815	11,388	11,388	10,714	10,585	10,741
2/29/1996	10,940	11,513	11,513	10,753	10,623	10,741
3/31/1996	11,274	11,857	11,857	10,984	10,880	10,942
4/30/1996	11,667	12,264	12,264	11,306	11,145	11,274
5/31/1996	11,812	12,409	12,409	11,101	10,915	11,105
6/30/1996	11,887	12,481	12,481	11,166	10,955	11,161
7/31/1996	11,411	11,972	11,972	10,842	10,602	10,791
8/31/1996	11,661	12,227	12,227	10,869	10,615	10,853
9/30/1996	11,919	12,491	12,491	11,160	10,908	11,122
10/31/1996	11,824	12,383	12,383	11,049	10,820	11,011
11/30/1996	12,318	12,893	12,893	11,492	11,168	11,436
12/31/1996	12,504	13,080	13,080	11,346	10,967	11,303
1/31/1997	12,746	13,324	13,324	10,952	10,512	11,095
2/28/1997	12,849	13,425	13,425	11,134	10,677	11,299
3/31/1997	12,785	13,350	13,350	11,177	10,742	11,275
4/30/1997	12,996	13,562	13,562	11,239	10,851	11,370
5/31/1997	13,835	14,429	14,429	11,973	11,492	12,072
6/30/1997	14,625	15,244	15,244	12,636	12,162	12,739
7/31/1997	15,513	16,158	16,158	12,843	12,455	12,996
8/31/1997	14,429	15,019	15,019	11,886	11,496	11,973
9/30/1997	15,599	16,228	16,228	12,554	12,258	12,621
10/31/1997	14,564	15,141	15,141	11,593	11,100	11,547
11/30/1997	14,519	15,085	15,085	11,477	11,077	11,402
12/31/1997	14,680	15,243	15,243	11,580	11,221	11,534
1/31/1998	15,083	15,650	15,650	12,113	11,731	11,878
2/28/1998	15,838	16,425	16,425	12,893	12,511	12,671
3/31/1998	16,432	17,030	17,030	13,292	12,682	13,109
4/30/1998	16,736	17,334	17,334	13,400	12,812	13,204
5/31/1998	16,827	17,416	17,416	13,338	12,725	12,965
6/30/1998	16,874	17,454	17,454	13,442	12,903	12,915
7/31/1998	17,424	18,011	18,011	13,582	12,963	13,038
8/31/1998	15,044	15,540	15,540	11,902	11,572	11,200
9/30/1998	14,131	14,586	14,586	11,540	11,248	10,963
10/31/1998	14,863	15,331	15,331	12,746	12,391	12,111
11/30/1998	15,615	16,098	16,098	13,403	12,993	12,762
12/31/1998	16,634	17,139	17,139	13,935	13,742	13,202
1/31/1999	16,917	17,418	17,418	13,897	13,816	13,187
2/28/1999	16,212	16,682	16,682	13,569	13,370	12,892
3/31/1999	16,560	17,030	17,030	14,139	13,553	13,515
4/30/1999	16,842	17,310	17,310	14,714	13,694	14,190
5/31/1999	16,070	16,506	16,506	13,960	13,101	13,523
6/30/1999	17,395	17,857	17,857	14,507	13,611	14,145
7/31/1999	18,296	18,771	18,771	14,942	13,875	14,478
8/31/1999	18,477	18,945	18,945	15,000	13,955	14,529
9/30/1999	18,846	19,313	19,313	15,155	14,178	14,627
10/31/1999	20,377	20,870	20,870	15,726	14,940	15,171
11/30/1999	23,256	23,806	23,806	16,277	16,036	15,778
12/31/1999	26,605	27,217	27,217	17,740	17,823	17,284
1/31/2000	25,405	25,971	25,971	16,615	16,823	16,345
2/29/2000	27,216	27,807	27,807	17,065	17,758	16,786
3/31/2000	26,552	27,109	27,109	17,731	18,094	17,418
4/30/2000	24,186	24,677	24,677	16,802	16,900	16,446
5/31/2000	21,978	22,407	22,407	16,395	15,855	16,025
6/30/2000	23,015	23,451	23,451	17,040	16,424	16,707
7/31/2000	21,984	22,387	22,387	16,329	15,398	16,047
8/31/2000	22,380	22,776	22,776	16,474	15,563	16,246
9/30/2000	20,675	21,027	21,027	15,675	14,534	15,345
10/31/2000	19,835	20,161	20,161	15,308	13,864	14,857
11/30/2000	18,570	18,862	18,862	14,737	13,226	14,190
12/31/2000	19,392	19,686	19,686	15,265	13,476	14,675
1/31/2001	18,824	19,098	19,098	15,257	13,439	14,895
2/28/2001	16,898	17,133	17,133	14,115	12,076	13,715
3/31/2001	15,800	16,009	16,009	13,180	11,246	12,746
4/30/2001	16,830	17,043	17,043	14,104	12,023	13,612
5/31/2001	16,152	16,346	16,346	13,618	11,544	13,237
6/30/2001	15,461	15,636	15,636	13,066	10,985	12,728
7/31/2001	14,938	15,097	15,097	12,830	10,719	12,446
8/31/2001	14,149	14,291	14,291	12,508	10,231	12,137
9/30/2001	12,957	13,078	13,078	11,243	9,266	10,849
10/31/2001	13,050	13,163	13,163	11,531	9,634	11,153
11/30/2001	13,017	13,122	13,122	11,956	10,129	11,663
12/31/2001	13,134	13,231	13,231	12,028	10,188	11,813
1/31/2002	12,285	12,365	12,365	11,389	9,639	11,308
2/28/2002	12,027	12,104	12,104	11,470	9,769	11,389
3/31/2002	12,585	12,666	12,666	12,153	10,191	12,008
4/30/2002	12,499	12,551	12,551	12,184	10,204	12,086
5/31/2002	12,499	12,551	12,551	12,350	10,234	12,217
6/30/2002	11,927	11,976	11,960	11,863	9,972	11,690
7/31/2002	10,796	10,841	10,821	10,694	8,909	10,550
8/31/2002	10,753	10,797	10,764	10,672	8,842	10,551
9/30/2002	9,737	9,777	9,755	9,529	8,075	9,433
10/31/2002	10,052	10,094	10,072	10,042	8,532	9,938
11/30/2002	10,339	10,381	10,346	10,499	8,783	10,416
12/31/2002	10,067	10,108	10,070	10,147	8,581	10,080
1/31/2003	9,546	9,586	9,534	9,724	8,158	9,726
2/28/2003	9,344	9,383	9,332	9,501	7,982	9,528
3/31/2003	9,171	9,209	9,159	9,322	7,904	9,344
4/30/2003	9,850	9,890	9,839	10,247	8,597	10,244
5/31/2003	10,485	10,528	10,447	10,877	9,049	10,897
6/30/2003	10,702	10,746	10,664	11,145	9,209	11,199
7/31/2003	10,933	10,978	10,882	11,417	9,332	11,497
8/31/2003	11,236	11,283	11,186	11,695	9,503	11,839
9/30/2003	11,394	11,442	11,330	12,057	9,826	12,171
10/31/2003	12,290	12,341	12,212	12,810	10,392	12,959
11/30/2003	12,449	12,500	12,357	13,097	10,636	13,242
12/31/2003	13,314	13,369	13,202	14,121	11,368	14,252
1/31/2004	13,504	13,560	13,392	14,321	11,591	14,482
2/29/2004	13,723	13,780	13,595	14,655	11,812	14,850
3/31/2004	13,927	13,985	13,799	14,743	11,825	14,942
4/30/2004	13,446	13,501	13,304	14,421	11,540	14,477
5/31/2004	13,416	13,471	13,275	14,466	11,519	14,510
6/30/2004	13,577	13,633	13,421	14,808	11,677	14,838

12  PIMCO Funds Annual Report  |  06.30.04

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6.30.04  |  PIMCO Funds Annual Report  13

Schedule of Investments

NACM Global Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.5%

Barbados 0.5%

Nabors Industries Ltd. (a)	600	$27

Bermuda 2.6%

Jardine Matheson Holdings	3,200	35
Tyco International Ltd.	3,350	111

		146

Brazil 1.5%

Petroleo Brasileiro S.A. SP - ADR	1,920	48
Telesp Celular Particapacoes S.A. SP - ADR	4,800	38

		86

Canada 3.4%

ATI Technologies, Inc. (a)	3,400	64
Cott Corp. (a)	2,000	65
EnCana Corp.	1,500	65

		194

France 4.1%

Christian Dior S.A.	700	45
JC Decaux S.A.	1,816	39
Societe Generale S.A. (a)	558	48
Societe Television Francaise	1,623	51
Vivendi Universal S.A. (a)	1,746	49

		232

Germany 2.4%

Hypo Real Estate Holdings AG (a)	949	28
SAP AG	380	63
Siemens AG (a)	623	45

		136

Guernsey, C.I. 1.0%

Amdocs Ltd. (a)	2,400	56

Hong Kong 1.3%

Dickson Concepts Ltd.	35,000	36
Sino Land Co., Ltd.	68,400	38

		74

Indonesia 0.6%

PT Telekomunikasi Indonesia Tbk.	42,000	33

Ireland 2.5%

Anglo Irish Bank Corp.	2,300	36
CRH PLC	1,752	37
Elan Corp. PLC (a)	1,444	35
Kerry Group PLC ‘A’	1,642	35

		143

Israel 0.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	500	34

Japan 10.0%

Daiwa Securities Group, Inc.	4,000	29
Dentsu, Inc.	10	26
Fuji Photo Film Co.	1,000	32
Ito-Yokado Co.	1,000	43
Kyocera Corp.	500	43
Mitsubishi Tokyo Financial Group, Inc.	5	47
Mizuho Financial Group, Inc.	16	74
Nissan Motor Co., Ltd.	4,300	48
Nitto Denko Corp.	500	26
NTT DoCoMo, Inc. (a)	22	40
Sekisui House, Ltd.	2,000	22
Tayo Yuden Co., Ltd.	2,000	28
Tokyo Broadcasting System, Inc.	1,500	27
Tokyu Corp.	5,000	26
Yamada Denki Co.	1,500	56

		567

Malaysia 0.1%

UBS Equity Linked Participation Notes (Public Bank Bhd.) (a)(c)	425,000	7

Mexico 0.8%

America Movil S.A. de CV SP - ADR	1,300	47

Netherlands 1.9%

Hagemeyer NV	14,978	32
ING Group NV	3,166	75

		107

South Korea 1.4%

Samsung Electronics Co., Ltd.	185	77

Spain 0.5%

Sogecable S.A. (a)	732	30

Switzerland 3.5%

Actelion Ltd. (a)	403	46
Holcim Ltd.	1,257	69
Swatch Group AG (a)	1,497	40
UBS AG	595	42

		197

Taiwan 2.2%

CSFB Equity Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (a)(d)	9,000	33
CSFB Equity Linked Participation Notes (United Microelectronics Corp.) (a)(d)	8,500,000	63
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(d)	58,000	30

		126

Thailand 0.7%

Bangkok Bank Public Co., Ltd (a)	17,000	39

United Kingdom 4.7%

Aegis Group PLC	23,403	38
Man Group PLC	1,000	26
Pearson PLC	4,165	51
Punch Taverns PLC	6,305	58
Vodafone Group PLC	23,788	52
WPP Group PLC	3,939	40

		265

United States 49.2%

Affiliated Managers Group, Inc. (a)	1,100	55
American Express Co.	1,100	57
American International Group, Inc.	1,300	93
Amgen, Inc. (a)	500	27
Apache Corp.	1,600	70
Aramark Corp. ‘B’	1,900	55
Autoliv, Inc.	490	21
Avery Dennison Corp.	600	38
BJ Services Co. (a)	900	41
Burlington Resources, Inc.	1,800	65
Cisco Systems, Inc. (a)	3,700	88
Citrix Systems, Inc. (a)	2,900	59
Coach, Inc. (a)	1,400	63
ConocoPhillips	500	38
Electronic Arts, Inc. (a)	900	49
Exxon Mobil Corp.	2,700	120
Eyetech Pharmaceuticals, Inc. (a)	800	34
Fossil, Inc. (a)	2,850	78
Gilead Sciences, Inc. (a)	900	60
Halliburton Co.	2,200	67
Ingersoll-Rand Co. ‘A’	800	55
Intel Corp.	3,500	97
ITT Industries, Inc.	600	50
J.P. Morgan Chase & Co.	2,100	81
McDonald’s Corp.	2,600	68
Microsoft Corp.	4,300	123
Morgan Stanley Dean Witter & Co.	1,400	74
Motorola, Inc.	3,400	62
News Corp., Ltd. SP - ADR	1,500	53
Nike, Inc. ‘B’	700	53
Pfizer, Inc.	1,300	45
Praxair, Inc.	1,900	76
Procter & Gamble Co.	1,500	82
QUALCOMM, Inc.	800	58
Quiksilver, Inc. (a)	2,400	57
Rockwell Automation, Inc.	2,000	75
Sierra Health Services, Inc. (a)	1,500	67
Staples, Inc.	1,700	50
Symantec Corp. (a)	1,400	61
Telefonaktiebolaget LM Ericsson SP – ADR	2,200	66
UnitedHealth Group, Inc.	900	56
VERITAS Software Corp. (a)	1,300	36
Walt Disney Co.	2,400	61
Williams Cos., Inc.	5,297	63
Yahoo!, Inc. (a)	1,300	47

		2,794

Total Common Stocks (Cost $5,124)		5,417

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.2%

Repurchase Agreement 3.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 0.000% due 09/21/2004 valued at $189. Repurchase proceeds are $183.)	$183	183

Total Short-Term Instruments (Cost $183)		183

Total Investments (b) 98.7% (Cost $5,307)		$5,600

Other Assets and Liabilities (Net) 1.3%		73

Net Assets 100.0%		$5,673

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,893, which represents 33.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(d)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

14 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.8%

Australia 8.6%

AMP Ltd.	119,869	$529
BHP Billiton Ltd.	116,801	1,021
Foster’s Group Ltd.	72,933	241
Macquarie Infrastructure Group	230,877	533
Rio Tinto Ltd.	10,432	263
The News Corp., Ltd.	77,139	684
Westpac Banking Corp. Ltd.	47,291	581
WMC Resources Ltd.	87,790	302

		4,154

China 3.0%

Aluminum Corp. of China Ltd.	1,012,000	549
People’s Food Holdings Ltd.	601,000	396
Sa Sa International Holdings Ltd.	1,238,000	489

		1,434

Hong Kong 4.4%

Dickson Concepts Ltd.	442,000	459
Henderson Land Development Co., Ltd.	108,000	468
Lee & Man Paper Manufacturing Ltd. (a)	461,400	416
Shangri-La Asia Ltd.	381,000	372
Sino Land Co., Ltd.	739,949	414

		2,129

India 0.8%

Satyam Computer Services Ltd. - ADR	21,900	405

Indonesia 2.7%

PT Bank Pan Indonesia Tbk.	6,065,531	169
PT Bank Rakyat Indonesia Tbk. (a)	2,608,500	465
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	2,300,000	226
PT Telekomunikasi Indonesia Tbk.	540,000	424

		1,284

Japan 51.4%

Asahi Glass Co., Ltd.	85,000	888
Bank of Yokohama Ltd.	144,000	904
Canon, Inc.	14,000	746
Daiwa Securities Group, Inc.	121,000	878
Dowa Mining Co., Ltd.	65,000	387
Fanuc Ltd.	7,000	421
Fuji Photo Film Co.	14,000	441
Funai Electric Co., Ltd.	2,500	379
Hitachi, Ltd.	69,000	480
Hogy Medical Co., Ltd.	7,100	358
Hoya Corp.	7,200	758
Ito-Yokado Co.	18,000	776
Komeri Co., Ltd.	17,000	456
Kyocera Corp.	8,700	746
Leopalace21 Corp.	33,900	637
Marubeni Corp.	297,000	734
Matsui Securities Co.	40,500	1,395
Matsushita Electric Industrial Co., Ltd.	40,000	573
Mitsubishi Tokyo Financial Group, Inc.	113	1,055
Mizuho Financial Group, Inc.	322	1,481
Murata Manufacturing Co., Ltd.	7,700	443
Nintendo Co., Ltd.	3,500	408
Nissan Motor Co., Ltd.	63,300	708
NTT DoCoMo, Inc. (a)	326	587
Olympus Corp.	2,000	38
Rohm Co.	3,700	447
Sega Corp. (a)	48,000	621
Sony Corp.	11,700	445
Sumitomo Bakelite Co., Ltd.	71,000	500
Sumitomo Trust & Banking Co.	170,000	1,224
Tayo Yuden Co., Ltd.	28,000	399
THK Co., Ltd.	16,800	321
TonenGeneral Sekiyu KK	39,000	335
Toyota Motor Corp.	49,800	2,029
UFJ Holdings, Inc.	167	749
UMC Japan (a)	837	609
Yushin Precision Equipment Co., Ltd.	16,900	344

		24,700

Malaysia 2.5%

AMMB Holdings Bhd.	365,460	318
MK Land Holdings Bhd.	540,700	358
Tenaga Nasional Bhd.	190,500	506

		1,182

Philippines 1.0%

Ayala Corp.	3,388,400	344
Manila Electric Co. ‘B’	228,600	122

		466

Singapore 2.5%

City Developments Ltd.	76,000	240
City Developments Ltd. Warrants Exp. 05/10/2006 (a)(c)	8,000	14
HI-P International Ltd.	565,000	459
Singapore Exchange Ltd.	335,000	328
Singapore Press Holdings Ltd.	59,500	144

		1,185

South Korea 9.4%

Hyundai Department Store Co., Ltd.	14,360	358
Hyundai Motor Co., Ltd.	11,520	445
KH Vatec Co., Ltd.	10,840	423
Kia Motors Corp.	49,470	424
NCsoft Corp.	6,375	533
NHN Corp.	5,523	553
Samsung Electronics Co., Ltd.	3,360	886
Shinhan Financial Group Co., Ltd.	35,310	515
Top Engineering Co., Ltd. (a)	37,950	387

		4,524

Taiwan 5.9%

Advanced Semiconductor Engineering, Inc. (a)	325,700	260
Cathay Financial Holding Co.	262,000	474
Compeq Manufacturing Co., Ltd. (a)	918,000	290
Eva Airways Corp.	900,783	379
Giant Manufacturing Co.	216,000	264
Nanya Technology Corp. (a)	210	0
Phoenix Precision Technology Corp.	427,305	250
Siliconware Precision Industries Co. SP - ADR (a)	119,000	483
United Microelectronics Corp. SP - ADR (a)	98,000	422

		2,822

Thailand 3.6%

Advanced Info. Service
Public Co., Ltd.	181,600	404
Bangkok Bank Public Co., Ltd. (a)	200,000	485
Krung Thai Bank Public Co., Ltd.	2,639,000	710
United Securities Public Co., Ltd.	574,200	149

		1,748

Total Common Stocks (Cost $43,508)		46,033

PREFERRED STOCK 0.0%

Singapore 0.0%
City Developments Ltd.	32,000	21

Total Preferred Stock (Cost $19)		21

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.5%

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.410% due 05/26/2006 valued at $1,218. Repurchase proceeds are $1,193.)	$1,193	1,193

Total Short-Term Instruments (Cost $1,193)		1,193

Total Investments (b) 98.3% (Cost $44,720)		$47,247
Other Assets and Liabilities (Net) 1.7%		823

Net Assets 100.0%		$48,070

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $41,518, which represents 86.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of City Developments for every warrant held at Singapore Dollar 2.500 until May 10, 2006.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  15

Schedule of Investments

RCM Biotechnology Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.5%

Healthcare 97.5%

Abgenix, Inc. (a)	470,000	$5,508
Actelion Ltd. (a)	15,000	1,727
Adolor Corp. (a)	115,000	1,458
Affymetrix, Inc. (a)	175,000	5,728
Alexion Pharmaceuticals, Inc. (a)	180,050	3,349
Alkermes, Inc. (a)	415,000	5,644
Amgen, Inc. (a)	652,000	35,580
Amylin Pharmaceuticals, Inc. (a)	220,000	5,016
AtheroGenics, Inc. (a)	182,100	3,465
Biogen Idec, Inc. (a)	474,950	30,041
Celgene Corp. (a)	125,000	7,157
Cephalon, Inc. (a)	78,000	4,212
Chiron Corp. (a)	150,000	6,696
Corgentech, Inc. (a)	95,000	1,531
CV Therapeutics, Inc. (a)	225,000	3,771
Elan Corp. PLC SP - ADR (a)	275,000	6,804
Encysive Pharmaceuticals, Inc. (a)	325,000	2,763
Eyetech Pharmaceuticals, Inc. (a)	80,000	3,434
Genentech, Inc. (a)	351,176	19,736
Genzyme Corp. (a)	325,000	15,382
Gilead Sciences, Inc. (a)	450,000	30,150
ICOS Corp. (a)	120,000	3,581
ImClone Systems, Inc. (a)	130,000	11,153
Incyte Corp. (a)	210,000	1,604
Invitrogen Corp. (a)	77,000	5,543
MedImmune, Inc. (a)	300,400	7,029
MGI Pharma, Inc. (a)	160,000	4,322
Millennium Pharmaceuticals, Inc. (a)	400,000	5,520
Nektar Therapeutics (a)	429,073	8,564
Neurocrine Biosciences, Inc. (a)	127,000	6,585
NPS Pharmaceuticals, Inc. (a)	250,000	5,250
Onyx Pharmaceuticals, Inc. (a)	90,000	3,812
OSI Pharmaceuticals, Inc. (a)	137,000	9,650
Pharmion Corp. (a)	85,300	4,173
Progenics Pharmaceuticals, Inc. (a)	230,000	3,873
Protein Design Labs, Inc. (a)	563,000	10,770
QLT, Inc. (a)	553,700	11,085
Rigel Pharmaceuticals, Inc. (a)	80,000	1,137
Sepracor, Inc. (a)	135,600	7,173
Tanox, Inc. (a)	225,000	4,291
Telik, Inc. (a)	225,000	5,371
Teva Pharmaceutical Industries Ltd. SP - ADR	66,000	4,441
The Medicines Co. (a)	125,000	3,814
Transkaryotic Therapies, Inc. (a)	131,900	1,973
United Therapeutics Corp. (a)	289,000	7,413
Vaxgen, Inc. (a)	400,000	5,664
Vicuron Pharmaceuticals, Inc. (a)	400,000	5,024

Total Common Stocks (Cost $299,973)		347,967

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.4%

Repurchase Agreement 2.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 3.250% due 08/15/2005 valued at $8,664. Repurchase proceeds are $8,492.)	$8,492	8,492

Total Short-Term Instruments (Cost $8,492)		8,492

Total Investments (b) 99.9% (Cost $308,465)		$356,459

Other Assets and Liabilities (Net) 0.1%		215

Net Assets 100.0%		$356,674

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,727, which represents 0.48% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

16 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Global Healthcare Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.5%

Healthcare 96.5%

Abgenix, Inc. (a)	85,000	$996
Aetna, Inc.	70,700	6,010
Alkermes, Inc. (a)	150,000	2,040
Amgen, Inc. (a)	52,500	2,865
Amylin Pharmaceuticals, Inc. (a)	90,000	2,052
Anthem, Inc. (a)	23,000	2,060
Baxter International, Inc.	246,000	8,489
Biogen Idec, Inc. (a)	47,500	3,004
Biomet, Inc.	125,000	5,555
Bristol-Myers Squibb Co.	158,000	3,871
C.R. Bard, Inc.	90,000	5,098
Caremark Rx, Inc. (a)	125,000	4,118
Covance, Inc. (a)	54,000	2,083
Elan Corp. PLC SP - ADR (a)	93,000	2,301
Eli Lilly & Co.	42,200	2,950
Fisher Scientific International, Inc. (a)	70,000	4,043
Genta, Inc. (a)	65,000	163
GlaxoSmithKline PLC	576,600	11,751
IVAX Corp. (a)	176,500	4,234
Johnson & Johnson	253,500	14,120
McKesson Corp.	173,000	5,939
Medtronic, Inc.	205,000	9,988
Merck & Co., Inc.	85,000	4,038
Nektar Therapeutics (a)	225,000	4,491
Neurocrine Biosciences, Inc. (a)	59,700	3,095
Novartis AG	318,500	14,141
OSI Pharmaceuticals, Inc. (a)	59,900	4,219
PacifiCare Health Systems, Inc. (a)	110,000	4,253
Pfizer, Inc.	885,060	30,340
Schering AG	92,900	5,491
Sepracor, Inc. (a)	70,000	3,703
Smith & Nephew PLC (a)	205,000	2,218
St. Jude Medical, Inc. (a)	39,500	2,988
Teva Pharmaceutical Industries Ltd. SP - ADR	62,032	4,174
Watson Pharmaceuticals, Inc. (a)	112,000	3,013
Wyeth	120,000	4,339

Total Common Stocks (Cost $193,699)		194,233

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.4%

Repurchase Agreement 3.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.000% due 01/15/2006 valued at $7,074. Repurchase proceeds are $6,934.)	$6,934	6,934

Total Short-Term Instruments (Cost $6,934)		6,934

Total Investments (b) 99.9% (Cost $200,633)		$201,167

Other Assets and Liabilities (Net) 0.1%		247

Net Assets 100.0%		$201,414

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $33,601, which represents 16.68% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  17

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.3%

Australia 0.6%

Ansell Ltd.	50,000	270

Austria 0.5%

Flughafen Wien AG	4,500	260

Belgium 1.2%

Option International NV (a)	13,500	344
Telindus Group NV	30,000	268

		612

Brazil 0.8%

Telesp Celular Particapacoes S.A. SP - ADR (a)	50,000	394

Canada 2.8%

PetroKazakhstan, Inc. ‘A’	11,500	313
Telesystem International Wireless, Inc. (a)	29,000	284
Ultra Petroleum Corp. (a)	20,700	773

		1,370

Cayman Islands 0.0%

Solomon Systech International Ltd. (a)	1,000	1

China 0.6%

Weiqiao Textile Co.	200,000	295

Denmark 0.6%

Jyske Bank (a)	5,500	315

Finland 1.1%

TietoEnator Oyj (a)	17,500	533

France 2.5%

Acadomia Group	12,000	668
Iliad S.A.	8,000	190
Pierre & Vacances	4,200	374

		1,232

Germany 4.4%

Freenet.de AG (a)	4,000	346
Grenke Leasing AG	16,000	642
Hochtief AG	10,500	250
Software AG (a)	21,500	605
Technotrans AG	22,500	342

		2,185

Hong Kong 0.6%

Hysan Development Co.	200,000	299

Indonesia 0.5%

PT Bank Rakyat Indonesia Tbk. (a)	1,500,000	267

Italy 3.9%

Caltagirone Editore SpA	45,000	356
Cassa di Risparmio di Firenze	220,000	418
Davide Campari Milano SpA	6,500	322
Hera SpA (a)	165,000	350
Meta Modena SpA	92,000	266
Societa’ Cattolica di Assicurazioni S.c.r.l.	5,500	223

		1,935

Japan 15.4%

Arrk Corp.	13,600	596
CKD Corp.	90,000	625
Daifuku Co.	70,000	359
GOLDCREST Co., Ltd.	4,000	276
Japan Asia Investment Co.	60,000	282
Japan Denzai Co., Ltd.	35,000	289
Japan Securities Finance Co.	45,000	284
Kadodawa Holdings, Inc.	12,700	457
Makino Milling Machine Co.	50,000	336
Moshi Moshi Hotline, Inc.	5,000	387
Musashi Seimitsu Industry Co., Ltd.	7,000	315
Nichias Corp.	110,000	409
Okinawa Cellular Telephone Co.	42	456
Ricoh Leasing Co.	22,400	657
Round One Corp.	150	322
Ryohin Keikaku Co., Ltd.	12,600	652
Sumitomo Titanium Corp.	8,550	272
Towa Corp. (a)	30,000	339
USS Co., Ltd.	4,000	345

		7,658

Malaysia 0.2%

Protasco Bhd.	307,600	114

Mexico 0.7%

Consorcio ARA, S.A. de C.V. (a)	120,000	345

Netherlands 2.9%

Brunel International NV	41,000	361
Nutreco Holding NV (a)	9,000	297
Oce NV	6,000	97
Stork NV (a)	12,500	292
Vedior NV - CVA (a)	25,000	366

		1,413

Norway 0.6%

Ekornes ASA	15,000	295

Philippines 1.2%

Philippine Long Distance Telephone Co. SP - ADR (a)	29,000	604

Singapore 1.1%

Singapore Exchange Ltd.	565,000	553

Spain 1.2%

Banco Pastor S.A.	12,500	378
Cortefiel S.A.	21,000	226

		604

Sweden 0.9%

Getinge AB ‘B’	39,000	462

Switzerland 2.9%

Charles Voegele Holding AG	4,500	187
Georg Fischer AG (a)	1,250	290
Jelmoli Holding AG	200	271
Lindt & Spruengli AG	35	413
Valora Holding AG	1,300	299

		1,460

United Kingdom 6.1%

Aegis Group PLC	250,000	409
Alizyme PLC (a)	60,000	142
Balfour Beatty PLC	90,000	435
Body Shop International PLC	60,000	178
ICAP PLC	45,000	223
Laird Group PLC	70,000	385
Luminar PLC	30,000	225
Northgate PLC	22,500	285
Paladin Resources PLC	125,000	302
Punch Taverns PLC	50,000	463

		3,047

United States 42.0%

Abgenix, Inc. (a)	11,700	137
Affiliated Managers Group, Inc. (a)	12,500	630
Alliance Data Systems Corp. (a)	10,400	439
aQuantive, Inc. (a)	25,000	247
Ask Jeeves, Inc. (a)	8,900	347
Bowne & Co., Inc.	26,600	422
Career Education Corp. (a)	2,500	114
Cash America International, Inc.	19,000	437
Central European Distribution Corp. (a)	15,000	389
Central European Media Enterprises Ltd. ‘A’ (a)	15,800	359
Commercial Capital BanCorp., Inc. (a)	22,200	386
Cooper Cos., Inc.	5,750	363
Corrections Corp. of America (a)	7,000	276
Cytyc Corp. (a)	18,000	457
Eyetech Pharmaceuticals, Inc. (a)	6,500	$279
FormFactor, Inc. (a)	9,200	207
General Communication, Inc. ‘A’ (a)	41,800	332
Gen-Probe, Inc. (a)	9,400	445
Gevity HR, Inc.	11,100	291
Global Imaging Systems, Inc. (a)	6,000	220
Gol Linhas Aereas Inteligentes S.A. SP - ADR (a)	20,000	340
GrafTech International Ltd. (a)	28,000	293
Gray Television, Inc.	12,500	174
Greenhill & Co., Inc. (a)	2,400	50
Grey Wolf, Inc. (a)	94,000	399
Heidrick & Struggles International, Inc. (a)	14,500	430
Hibbett Sporting Goods, Inc. (a)	7,000	191
Hot Topic, Inc. (a)	6,000	123
Indonesian Satellite Corp. Tbk. PT SP - ADR	16,500	350
Intergraph Corp. (a)	10,000	259
Ionatron, Inc. (a)	25,000	144
Jackson Hewitt Tax Service, Inc. (a)	20,000	350
Jarden Corp. (a)	13,000	468
Jones Lang LaSalle, Inc. (a)	17,100	463
Kellwood Co.	10,300	449
Kindred Healthcare, Inc. (a)	14,600	385
Lin Television Corp. ‘A’ (a)	5,000	106
Marvel Enterprises, Inc. (a)	22,500	439
National-Oilwell, Inc. (a)	13,000	409
Nektar Therapeutics, Inc. (a)	7,000	140
NPS Pharmaceuticals, Inc. (a)	6,300	132
OSI Pharmaceuticals, Inc. (a)	3,500	247
PalmOne, Inc. (a)	11,000	382
PF Chang’s China Bistro, Inc. (a)	6,200	255
Photon Dynamics, Inc. (a)	5,000	175
RalCorp. Holdings, Inc. (a)	6,300	222
Red Hat, Inc. (a)	10,000	230
Redwood Trust, Inc.	8,300	462
Regis Corp.	11,800	526
Renal Care Group, Inc. (a)	9,750	323
Rudolph Technologies, Inc. (a)	7,500	136
Salesforce.com, Inc. (a)	800	13
Salix Pharmaceuticals Ltd. (a)	10,500	346
Select Comfort Corp. (a)	18,150	515
Signature Bank & Trust (a)	7,400	176
Sonic Corp. (a)	13,200	300
Spherion Corp. (a)	7,200	73
Stericycle, Inc. (a)	5,500	285
The Cheesecake Factory, Inc. (a)	10,500	418
Ultralife Batteries, Inc. (a)	12,500	242
United Natural Foods, Inc. (a)	19,000	549
UNOVA, Inc. (a)	15,500	314
VCA Antech, Inc. (a)	15,000	672
Westcorp, Inc.	9,000	409
Western Wireless Corp. ‘A’ (a)	17,000	491
Wintrust Financial Corp.	5,700	288

		20,920

Total Common Stocks (Cost $39,009)		47,443

18 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

June	30, 2004

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.2%

Repurchase Agreement 5.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $2,654. Repurchase proceeds are $2,601.)	$2,601	$2,601

Total Short-Term Instruments (Cost $2,601)		2,601

Total Investments (b) 100.5% (Cost $41,610)		$50,044

Other Assets and Liabilities (Net) (0.5%)		(225)

Net Assets 100.0%		$49,819

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $22,163, which represents 44.49% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  19

Schedule of Investments

RCM Global Technology Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 89.5%

Capital Goods 3.5%

Tyco International Ltd.	558,160	$18,497

Communications 2.5%

Amdocs Ltd. (a)	196,130	4,595
Nextel Partners, Inc. ‘A’ (a)	320,590	5,104
Tencent Holdings Ltd. (a)	6,094,000	3,359

		13,058

Consumer Services 4.8%

eBay, Inc. (a)	186,990	17,194
NetFlix, Inc. (a)	228,700	8,222

		25,416

Financial & Business Services 1.6%

Fiserv, Inc. (a)	214,030	8,324

Technology 77.1%

Advantest Corp.	43,500	2,958
Akamai Technologies, Inc. (a)	319,880	5,742
Analog Devices, Inc.	104,980	4,942
Ask Jeeves, Inc. (a)	106,500	4,157
Autodesk, Inc.	408,020	17,467
Avaya, Inc. (a)	325,600	5,141
Check Point Software Technologies Ltd. (a)	204,300	5,514
Cisco Systems, Inc. (a)	573,150	13,584
Citrix Systems, Inc. (a)	718,390	14,626
Computer Associates International, Inc.	165,240	4,637
Comverse Technology, Inc. (a)	1,027,770	20,494
Corning, Inc. (a)	405,930	5,301
Intergraph Corp. (a)	178,320	4,611
Juniper Networks, Inc. (a)	30,060	739
Marvell Technology Group Ltd. (a)	872,020	23,283
Mercury Interactive Corp. (a)	201,370	10,034
Microsoft Corp.	987,200	28,194
Motorola, Inc.	979,660	17,879
National Semiconductor Corp. (a)	578,230	12,715
NCR Corp. (a)	418,020	20,730
Netease.com, Inc. (a)	247,230	10,216
Network Appliance, Inc. (a)	260,360	5,606
Network Associates, Inc. (a)	556,180	10,084
Red Hat, Inc. (a)	170,310	3,912
Research In Motion Ltd. (a)	287,720	19,692
Salesforce.com, Inc. (a)	89,200	1,433
Samsung Electronics Co., Ltd. SP - GDR	2,820	580
SAP AG SP - ADR	134,980	5,644
SINA Corp. (a)	572,890	18,899
Softbank Corp.	201,800	8,987
Sohu.com, Inc. (a)	291,750	5,800
Solomon Systech International Ltd. (a)	10,556,970	2,612
Symantec Corp. (a)	170,530	7,466
Telefonaktiebolaget LM Ericsson SP - ADR (a)	374,670	11,210
Trend Micro, Inc.	180,000	8,095
VeriSign, Inc. (a)	422,650	8,411
VERITAS Software Corp. (a)	384,120	10,640
Yahoo Japan Corp. (a)	342	3,348
Yahoo!, Inc. (a)	1,134,570	41,219

		406,602

Total Common Stocks (Cost $362,484)		471,897

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 10.1%

Repurchase Agreement 10.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.625% due 11/15/2006 valued at $3,372; Federal Home Loan Bank 4.125% due 01/14/2005 valued at $25,502; and Freddie Mac 2.375% due 04/15/2006 valued at $25,503. Repurchase proceeds are $53,306.)	$53,305	53,305

Total Short-Term Instruments (Cost $53,305)		53,305

Total Investments (c) 99.6% (Cost $415,789)		$525,202

Written Options (b) (0.3%) (Premiums $750)		(1,797)

Other Assets and Liabilities (Net) 0.7%		4,080

Net Assets 100.0%		$527,485

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT Ebay, Inc.	$75.000	07/17/2004	882	$230	$1,525
Call - CBOT Ask Jeeves, Inc.	45.000	09/18/2004	1,065	520	272

				$750	$1,797

(c)	Securities with an aggregate value of $23,388, which represents 4.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

20 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.7%

Australia 1.2%

The News Corp., Ltd.	125,000	$1,108

Brazil 0.9%

Uniao de Bancos Brasileiros S.A. SP - GDR	42,500	840

Canada 5.3%

EnCana Corp.	47,100	2,024
Shoppers Drug Mart Corp. (a)(b)	33,075	824
Shoppers Drug Mart Corp. (a)	17,500	436
Suncor Energy, Inc.	63,175	1,603

		4,887

Finland 0.9%

Nokia Corp. (a)	60,000	871

France 13.0%

Accor S.A.	17,500	742
Alcatel S.A. SP - ADR	60,800	942
Axa S.A.	65,000	1,442
BNP Paribas S.A.	18,225	1,127
Credit Agricole S.A. (a)	37,500	916
L’Oreal S.A.	11,000	883
Moet Hennessy Louis Vuitton S.A. (a)	15,475	1,125
Pernod Richard S.A. (a)	9,400	1,206
Sanofi-Synthelabo S.A.	11,250	717
Schneider Electric S.A. (a)	15,000	1,029
TotalFinaElf S.A.	10,000	1,918

		12,047

Germany 7.5%

Deutsche Bank AG (a)	11,600	917
Porsche AG	2,500	1,684
Puma AG Rudolf Dassler Sport	7,000	1,790
SAP AG	8,000	1,333
Siemens AG (a)	17,500	1,268

		6,992

Greece 0.9%

Greek Organization of Football Prognostics	45,000	847

Hong Kong 4.4%

CNOOC Ltd.	2,203,000	934
Hutchinson Whampoa Ltd.	132,000	906
Li & Fung Ltd.	716,000	1,051
Sun Hung Kai Properties Ltd.	140,000	1,154

		4,045

India 1.2%

ICICI Bank Ltd. SP - ADR	90,675	1,097

Ireland 0.8%

Bank of Ireland	59,050	789

Israel 1.0%

Teva Pharmaceutical Industries Ltd. SP - ADR	13,600	915

Italy 3.0%

Eni SpA (a)	82,775	1,655
Telecom Italia SpA	373,100	1,164

		2,819

Japan 16.7%

Canon, Inc.	27,000	1,439
Credit Saison Co., Ltd.	42,500	1,286
Daiwa House Industry Co., Ltd.	105,000	1,225
Ito En Ltd.	21,100	1,002
Murata Manufacturing Co., Ltd.	17,700	1,018
Nitto Denko Corp.	9,400	478
Omron Corp.	45,500	1,070
Orix Corp.	12,700	1,462
SMC Corp.	8,000	871
Tokyo Broadcasting System, Inc.	65,000	1,150
Toppan Printing Co., Ltd.	93,000	1,060
Tostem Inax Holding Corp.	60,000	1,296
Toyota Motor Corp.	28,200	1,149
USS Co., Ltd.	11,000	950

		15,456

Netherlands 3.3%

ING Group NV	66,625	1,581
Vedior NV - CVA	102,025	1,492

		3,073

Singapore 1.4%

Singapore Telecommunications Ltd.	1,000,000	1,308

South Korea 3.6%

Daewoo Shipbuilding & Marine Engineering Co., Ltd. SP - GDR (a)	37,400	895
Samsung Electronics Co., Ltd.	5,920	2,460

		3,355

Spain 2.0%

Banco de Sabadell S.A.	25,000	541
Banco Santander Central Hispano S.A.	123,225	1,287

		1,828

Switzerland 7.2%

Nobel Biocare Holding AG	8,650	1,355
Novartis AG	38,600	1,714
Roche Holdings AG - Genusschein	19,325	1,918
UBS AG	24,000	1,699

		6,686

Thailand 1.1%

Bangkok Bank Public Co., Ltd. (a)	423,450	979

United Kingdom 20.9%

BHP Billiton PLC	125,000	1,092
British Sky Broadcasting Group PLC	105,000	1,187
Carnival PLC	14,425	703
Compass Group PLC	150,000	920
Diageo PLC (a)	88,350	1,194
GlaxoSmithKline PLC	94,575	1,927
HSBC Holdings PLC (a)	60,000	895
Man Group PLC	45,400	1,181
Rank Group PLC	170,000	926
Reckitt Benckiser PLC	73,000	2,076
Rio Tinto PLC	42,500	1,027
Royal Bank of Scotland Group PLC	60,000	1,737
Shell Transport & Trading Co., PLC	111,675	822
Smith & Nephew PLC (a)	125,000	1,352
Vodafone Group PLC	1,080,000	2,375

		19,414

United States 1.4%

Synthes, Inc.	11,725	1,338

Total Common Stocks (Cost $77,274)		90,694

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 2.150% due 06/02/2006 valued at $1,121. Repurchase proceeds are $1,096.)	$1,096	1,096

Total Short-Term Instruments (Cost $1,096)		1,096

Total Investments (c) 98.9% (Cost $78,370)		$91,790

Other Assets and Liabilities (Net) 1.1%		1,009

Net Assets 100.0%		$92,799

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(c)	Securities with an aggregate value of $81,942, which represents 88.30% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Global Fund

Class A

06/30/2004	$11.71	$(0.03	)(a)	$3.49	(a)	$3.46	$0.00	$(0.95)	$(0.95)
07/19/2002 – 06/30/2003	10.00	(0.06	)(a)	1.80	(a)	1.74	(0.03)	0.00	(0.03)

Class B

06/30/2004	11.64	(0.14	)(a)	3.47	(a)	3.33	0.00	(0.95)	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.12	)(a)	1.79	(a)	1.67	(0.03)	0.00	(0.03)

Class C

06/30/2004	11.66	(0.15	)(a)	3.48	(a)	3.33	0.00	(0.95)	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.12	)(a)	1.78	(a)	1.66	0.00	0.00	0.00

NACM Pacific Rim Fund

Class A

06/30/2004	$6.28	$(0.03	)(a)	$2.94	(a)	$2.91	$0.00	$0.00	$0.00
07/31/2002 – 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00	0.00

Class B

06/30/2004	6.26	(0.10	)(a)	2.94	(a)	2.84	0.00	0.00	0.00
07/31/2002 – 06/30/2003	6.86	0.00	(a)	(0.60	)(a)	(0.60)	0.00	0.00	0.00

Class C

06/30/2004	6.23	(0.10	)(a)	2.92	(a)	2.82	0.00	0.00	0.00
07/31/2002 – 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)	(0.63)	0.00	0.00	0.00

RCM Biotechnology Fund

Class A

06/30/2004	$21.24	$(0.38	)(a)	$4.81	(a)	$4.43	$0.00	$0.00	$0.00
06/30/2003	15.97	(0.26	)(a)	5.53	(a)	5.27	0.00	0.00	0.00
02/05/2002 – 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)	0.00	0.00	0.00

Class B

06/30/2004	21.02	(0.55	)(a)	4.73	(a)	4.18	0.00	0.00	0.00
06/30/2003	15.92	(0.38	)(a)	5.48	(a)	5.10	0.00	0.00	0.00
02/05/2002 – 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00	0.00

Class C

06/30/2004	21.02	(0.55	)(a)	4.74	(a)	4.19	0.00	0.00	0.00
06/30/2003	15.92	(0.39	)(a)	5.49	(a)	5.10	0.00	0.00	0.00
02/05/2002 – 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00	0.00

RCM Global Healthcare Fund

Class A

06/30/2004	$18.64	$(0.18	)(a)	$2.34	(a)	$2.16	$0.00	$0.00	$0.00
06/30/2003	16.24	(0.14	)(a)	2.54	(a)	2.40	0.00	0.00	0.00
02/05/2002 – 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)	0.00	0.00	0.00

Class B

06/30/2004	18.43	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00	0.00
06/30/2003	16.19	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00	0.00
02/05/2002 – 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)	0.00	0.00	0.00

Class C

06/30/2004	18.44	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00	0.00
06/30/2003	16.20	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00	0.00
02/05/2002 – 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)	0.00	0.00	0.00

RCM Global Small-Cap Fund

Class A

06/30/2004	$13.55	$(0.11	)(a)	$6.18	(a)	$6.07	$0.00	$0.00	$0.00
06/30/2003	13.24	(0.09	)(a)	0.40	(a)	0.31	0.00	0.00	0.00
02/05/2002 – 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14	0.00	0.00	0.00

22 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
NACM Global Fund

Class A

06/30/2004	$0.01	(a)	$14.23	30.48%	$1,421	1.56	%(o)	(0.21)%	203%
07/19/2002 – 06/30/2003	0.00		11.71	17.48	61	1.55	(l)*	(0.56)*	260

Class B

06/30/2004	0.01	(a)	14.03	29.51	1,361	2.31	(b)	(1.06)	203
07/19/2002 – 06/30/2003	0.00		11.64	16.69	40	2.30	(m)*	(1.18)*	260

Class C

06/30/2004	0.01	(a)	14.05	29.45	1,369	2.31	(b)	(1.09)	203
07/19/2002 – 06/30/2003	0.00		11.66	16.61	79	2.30	(n)*	(1.15)*	260

NACM Pacific Rim Fund

Class A

06/30/2004	$0.04	(a)	$9.23	46.97%	$18,824	1.87	%(p)	(0.33)%	118%
07/31/2002 – 06/30/2003	0.00		6.28	(8.45)	168	1.89	(j)*	0.29 *	264

Class B

06/30/2004	0.04	(a)	9.14	46.01	7,101	2.61	(c)	(1.09)	118
07/31/2002 – 06/30/2003	0.00		6.26	(8.75)	79	2.64	(k)*	(0.08)*	264

Class C

06/30/2004	0.04	(a)	9.09	45.91	12,661	2.61	(c)	(1.11)	118
07/31/2002 – 06/30/2003	0.00		6.23	(9.18)	141	2.64	(k)*	(1.03)*	264

RCM Biotechnology Fund

Class A

06/30/2004	$0.01	(a)	$25.68	20.90%	$13,877	1.61	%(f)	(1.58)%	121%
06/30/2003	0.00		21.24	33.00	4,616	1.61	(f)	(1.45)	145
02/05/2002 – 06/30/2002	0.00		15.97	(31.96)	484	1.60	*	(1.42)*	76

Class B

06/30/2004	0.01	(a)	25.21	19.93	8,215	2.36	(g)	(2.32)	121
06/30/2003	0.00		21.02	32.04	1,949	2.36	(g)	(2.20)	145
02/05/2002 – 06/30/2002	0.00		15.92	(32.17)	328	2.35	*	(2.13)*	76

Class C

06/30/2004	0.01	(a)	25.22	19.98	9,248	2.36	(g)	(2.32)	121
06/30/2003	0.00		21.02	32.04	3,935	2.36	(g)	(2.19)	145
02/05/2002 – 06/30/2002	0.00		15.92	(32.17)	448	2.35	*	(2.13)*	76

RCM Global Healthcare Fund

Class A

06/30/2004	$0.00		$20.80	11.59%	$14,308	1.62	%(i)	(0.92)%	257%
06/30/2003	0.00		18.64	14.78	4,892	1.60		(0.89)	151
02/05/2002 – 06/30/2002	0.00		16.24	(15.28)	730	1.60	*	(1.06)*	145

Class B

06/30/2004	0.00		20.41	10.74	9,427	2.37	(h)	(1.68)	257
06/30/2003	0.00		18.43	13.84	3,684	2.35		(1.65)	151
02/05/2002 – 06/30/2002	0.00		16.19	(15.54)	849	2.35	*	(1.75)*	145

Class C

06/30/2004	0.00		20.42	10.74	9,859	2.37	(h)	(1.68)	257
06/30/2003	0.00		18.44	13.83	3,051	2.35		(1.66)	151
02/05/2002 – 06/30/2002	0.00		16.20	(15.49)	922	2.35	*	(1.78)*	145

RCM Global Small-Cap Fund

Class A

06/30/2004	$0.01	(a)	$19.63	44.87%	$9,613	1.85%		(0.63)%	111%
06/30/2003	0.00		13.55	2.34	683	1.86	(e)	(0.78)	183
02/05/2002 – 06/30/2002	0.00		13.24	1.07	179	1.87	(d)*	(0.48)*	326

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.30%
(c)	Ratio of expenses to average net assets excluding tax expense is 2.60%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(j)	Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(k)	Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assetswouldhave been 30.13%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(o)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%
(p)	Ratio of expenses to average net assets excluding tax expense is 1.85%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investment		Total Income (Loss) from Investments Operations	Dividends from Net Investment Income	Total Distributions
RCM Global Small-Cap Fund (Cont.)

Class B

06/30/2004	$13.45	$(0.23	)(a)	$6.12	(a)	$5.89	$0.00	$0.00
06/30/2003	13.20	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00
02/05/2002 – 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10	0.00	0.00

Class C

06/30/2004	13.44	(0.24	)(a)	6.13	(a)	5.89	0.00	0.00
06/30/2003	13.19	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00
02/05/2002 – 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09	0.00	0.00

RCM Global Technology Fund

Class A

06/30/2004	$24.49	$(0.47	)(a)	$8.51	(a)	$8.04	$0.00	$0.00
06/30/2003	20.66	(0.26	)(a)	4.09	(a)	3.83	0.00	0.00
02/05/2002 – 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)	0.00	0.00

Class B

06/30/2004	24.22	(0.69	)(a)	8.41	(a)	7.72	0.00	0.00
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63	0.00	0.00
02/05/2002 – 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)	0.00	0.00

Class C

06/30/2004	24.20	(0.69	)(a)	8.40	(a)	7.71	0.00	0.00
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60	0.00	0.00
02/05/2002 – 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)	0.00	0.00

RCM International Growth Equity Fund

Class A

06/30/2004	$7.41	$0.04	(a)	$1.95	(a)	$1.99	$(0.10)	$(0.10)
06/30/2003	8.33	0.06	(a)	(0.92	)(a)	(0.86)	(0.06)	(0.06)
02/05/2002 – 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00

Class B

06/30/2004	7.37	(0.02	)(a)	1.91	(a)	1.89	(0.08)	(0.08)
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	(0.03)
02/05/2002 – 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00

Class C

06/30/2004	7.37	(0.02	)(a)	1.92	(a)	1.90	(0.07)	(0.07)
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	(0.03)
02/05/2002 – 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00

24 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period(000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Global Small-Cap Fund (Cont.)

Class B

06/30/2004	$0.01	(a)	$19.35	43.87%	$6,945	2.60%		(1.29)%	111%
06/30/2003	0.00		13.45	1.89	546	2.62	(i)	(1.44)	183
02/05/2002 – 06/30/2002	0.00		13.20	0.76	53	2.62	(d)*	(1.13)*	326

Class C

06/30/2004	0.01	(a)	19.34	43.90	11,833	2.60		(1.35)	111
06/30/2003	0.00		13.44	1.90	965	2.62	(d)	(1.48)	183
02/05/2002 – 06/30/2002	0.00		13.19	0.69	419	2.63	(d)*	(1.28)*	326

RCM Global Technology Fund

Class A

06/30/2004	$0.00		$32.53	32.83%	$82,736	1.76	%(b)	(1.54)%	206%
06/30/2003	0.00		24.49	18.54	28,449	1.76	(h)	(1.32)	237
02/05/2002 – 06/30/2002	0.00		20.66	(24.60)	710	1.75	*	(1.45)*	343

Class B

06/30/2004	0.00		31.94	31.87	7,585	2.50		(2.29)	206
06/30/2003	0.00		24.22	17.63	1,651	2.50		(2.08)	237
02/05/2002 – 06/30/2002	0.00		20.59	(24.85)	146	2.50	*	(2.18)*	343

Class C

06/30/2004	0.00		31.91	31.86	13,199	2.50		(2.27)	206
06/30/2003	0.00		24.20	17.48	2,244	2.50		(2.08)	237
02/05/2002 – 06/30/2002	0.00		20.60	(24.82)	298	2.50	*	(2.15)*	343

RCM International Growth Equity Fund

Class A

06/30/2004	$0.00		$9.30	26.87%	$9,346	1.49	%(j)	0.47%	90%
06/30/2003	0.00		7.41	(10.28)	8,521	1.51	(j)	0.87	86
02/05/2002 – 06/30/2002	0.00		8.33	0.12	6,283	1.76	(e)*	1.08 *	261

Class B

06/30/2004	0.01	(a)	9.19	25.78	5,230	2.24	(c)	(0.18)	90
06/30/2003	0.00		7.37	(10.86)	3,272	2.27	(g)	(0.05)	86
02/05/2002 – 06/30/2002	0.00		8.30	(0.24)	4,245	2.49	(f)*	0.27 *	261

Class C

06/30/2004	0.00		9.20	25.85	36,147	2.24	(c)	(0.27)	90
06/30/2003	0.00		7.37	(10.85)	29,581	2.27	(g)	(0.05)	86
02/05/2002 – 06/30/2002	0.00		8.30	(0.24)	37,463	2.49	(f)*	0.27 *	261

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 2.20%.
(d)	Ratio of expenses to average net assets excluding interest expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%
(f)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  25

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	NACM Global Fund	NACM Pacific Rim Fund	RCM Biotechnology Fund
Assets:

Investments, at value	$5,600	$47,247	$356,459
Repurchase agreement, at value	0	0	0
Cash	0	1	1,018
Foreign currency, at value	5	623	0
Receivable for investments sold	14	0	5,151
Receivable for Fund shares sold	69	320	608
Interest and dividends receivable	3	45	2

	5,691	48,236	363,238

Liabilities:

Payable for investments purchased	$7	$20	$4,259
Written options outstanding	0	0	0
Payable for Fund shares redeemed	3	51	1,832
Accrued investment advisory fee	3	34	261
Accrued administration fee	2	25	130
Accrued distribution fee	2	11	10
Accrued servicing fee	1	8	72
Other liabilities	0	17	0

	18	166	6,564

Net Assets	$5,673	$48,070	$356,674

Net Assets Consist of:

Paid in capital	$5,063	$46,251	$698,790
Undistributed (overdistributed) net investment income	245	(207)	(106)
Accumulated undistributed net realized gain (loss)	72	(480)	(390,005)
Net unrealized appreciation	293	2,506	47,995

	$5,673	$48,070	$356,674

Net Assets:

Class A	$1,421	$18,824	$13,877
Class B	1,361	7,101	8,215
Class C	1,369	12,661	9,248
Other Classes	1,522	9,484	325,334

Shares Issued and Outstanding:

Class A	100	2,040	540
Class B	97	777	326
Class C	97	1,393	367

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$14.23	$9.23	$25.68
Class B	14.03	9.14	25.21
Class C	14.05	9.09	25.22

Cost of Investments Owned	$5,307	$44,720	$308,465

Cost of Foreign Currency Held	$5	$632	$0

26 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:

Investments, at value	$201,167	$50,044	$471,897	$91,790
Repurchase agreement, at value	0	0	53,305	0
Cash	38	0	979 **	0
Foreign currency, at value	0	77	21	881
Receivable for investments sold	368	780	5,658	2,208
Receivable for Fund shares sold	203	258	1,687	18
Interest and dividends receivable	161	34	85	176

	201,937	51,193	533,632	95,073

Liabilities:

Payable for investments purchased	$3	$1,242	$2,824	$2,045
Written options outstanding	0	0	1,797	0
Payable for Fund shares redeemed	239	51	850	100
Accrued investment advisory fee	133	39	396	38
Accrued administration fee	91	21	205	46
Accrued distribution fee	12	11	12	25
Accrued servicing fee	41	7	63	11
Other liabilities	4	3	0	9

	523	1,374	6,147	2,274

Net Assets	$201,414	$49,819	$527,485	$92,799

Net Assets Consist of:

Paid in capital	$229,499	$53,314	$976,560	$219,650
Undistributed (overdistributed) net investment income	(221)	(44)	(4,632)	136
Accumulated undistributed net realized gain (loss)	(28,395)	(11,887)	(552,809)	(140,392)
Net unrealized appreciation	531	8,436	108,366	13,405

	$201,414	$49,819	$527,485	$92,799

Net Assets:

Class A	$14,308	$9,613	$82,736	$9,346
Class B	9,427	6,945	7,585	5,230
Class C	9,859	11,833	13,199	36,147
Other Classes	167,820	21,428	423,965	42,076

Shares Issued and Outstanding:

Class A	688	490	2,543	1,005
Class B	462	359	238	569
Class C	483	612	414	3,930

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$20.80	$19.63	$32.53	$9.30
Class B	20.41	19.35	31.94	9.19
Class C	20.42	19.34	31.91	9.20

Cost of Investments Owned	$200,633	$41,610	$415,789	$78,370

Cost of Foreign Currency Held	$0	$77	$21	$882

*	With respect to the A, B and C Classes, the redemption price varies by the length of time shares are held.
**	Includes restricted cash in the amount of $893 representing collateral on written options.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  27

Statements of Operations

	NACM Global Fund	NACM Pacific Rim Fund	RCM Biotechnology Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest	$1	$12	$71
Dividends, net of foreign taxes	31	411	30
Miscellaneous income	0	0	0

Total Income	32	423	101

Expenses:

Investment advisory fees	23	250	3,134
Administration fees	17	180	1,567
Distribution fees – Class B	5	23	40
Distribution fees – Class C	5	52	50
Servicing fees – Class A	1	25	23
Servicing fees – Class B	2	8	13
Servicing fees – Class C	2	17	17
Distribution and/or servicing fees – Other Classes	0	1	818
Trustees’ fees	0	1	21
Interest expense	0	0	2
Tax expense	0	5	0

Total Expenses	55	562	5,685

Net Investment Income (Loss)	(23)	(139)	(5,584)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	483	2,932	87,366
Net realized gain (loss) on options	0	(3)	359
Net realized gain (loss) on foreign currency transactions	25	(83)	681
Net change in unrealized appreciation (depreciation) on investments	134	2,054	(19,287)
Net change in unrealized (depreciation) on options	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(9)	(2)

Net Gain	642	4,891	69,117

Net Increase in Assets Resulting from Operations	$619	$4,752	$63,533

28 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest	$36	$18	$355	$12
Dividends, net of foreign taxes	1,197	402	544	1,666
Miscellaneous income	0	0	1	0

Total Income	1,233	420	900	1,678

Expenses:

Investment advisory fees	1,543	355	4,333	421
Administration fees	1,061	193	2,232	523
Distribution fees – Class B	48	28	40	33
Distribution fees – Class C	48	59	61	258
Servicing fees – Class A	22	17	146	24
Servicing fees – Class B	16	9	13	11
Servicing fees – Class C	16	20	21	86
Distribution and/or servicing fees – Other Classes	428	18	500	8
Trustees’ fees	12	2	24	5
Interest expense	10	0	0	22
Tax expense	0	0	0	0

Total Expenses	3,204	701	7,370	1,391

Net Investment Income (Loss)	(1,971)	(281)	(6,470)	287

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	48,690	2,986	104,633	4,328
Net realized gain (loss) on options	203	0	(4,579)	0
Net realized gain (loss) on foreign currency transactions	(584)	527	995	4,207
Net change in unrealized appreciation (depreciation) on investments	(25,800)	6,645	12,654	10,201
Net change in unrealized (depreciation) on options	0	0	(1,051)	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(4)	2	1	(37)

Net Gain	22,505	10,160	112,653	18,699

Net Increase in Assets Resulting from Operations	$20,534	$9,879	$106,183	$18,986

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  29

Statements of Changes in Net Assets

	NACM Global Fund		NACM Pacific Rim Fund		RCM Biotechnology Fund
Amounts in thousands	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(23)	$0	$(139)	$52	$(5,584)	$(4,008)
Net realized gain (loss)	508	30	2,846	(1,568)	88,406	(127,169)
Net change in unrealized appreciation (depreciation)	134	159	2,045	(316)	(19,289)	208,249

Net increase (decrease) resulting from operations	619	189	4,752	(1,832)	63,533	77,072

Distributions to Shareholders:

From net investment income
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	(5)	0	(68)	0	0
From net realized capital gains
Class A	(14)	0	0	0	0	0
Class B	(36)	0	0	0	0	0
Class C	(49)	0	0	0	0	0
Other Classes	(94)	0	0	0	0	0

Total Distributions	(193)	(5)	0	(68)	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	1,431	59	25,249	455	14,312	5,925
Class B	1,466	36	10,478	786	7,362	2,008
Class C	1,843	85	24,380	1,233	9,050	3,645
Other Classes	18	1,003	4,515	5,020	50,998	54,046
Issued as reinvestment of distributions
Class A	14	0	0	0	0	0
Class B	29	0	0	0	0	0
Class C	30	0	0	0	0	0
Other Classes	94	5	0	68	0	0
Cost of shares redeemed
Class A	(142)	0	(7,641)	(297)	(6,399)	(2,141)
Class B	(234)	0	(3,640)	(724)	(1,867)	(575)
Class C	(627)	(11)	(12,823)	(1,113)	(4,571)	(421)
Other Classes	(34)	(4)	(3,302)	(9,106)	(105,476)	(104,443)

Net increase (decrease) resulting from Fund share transactions	3,888	1,173	37,216	(3,678)	(36,591)	(41,956)

Fund Redemption Fees	2	0	105	0	89	51

Total Increase (Decrease) in Net Assets	4,316	1,357	42,073	(5,578)	27,031	35,167

Net Assets:

Beginning of period	1,357	0	5,997	11,575	329,643	294,476

End of period*	$5,673	$1,357	$48,070	$5,997	$356,674	$329,643

* Including undistributed (overdistributed) net investment income of:	$245	$27	$(207)	$0	$(106)	$0

30 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	RCM Global Healthcare Fund		RCM Global Small-Cap Fund		RCM Global Technology Fund		RCM International Growth Equity Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(1,971)	$(1,457)	$(281)	$(76)	$(6,470)	$(2,695)	$287	$370
Net realized gain (loss)	48,309	(25,461)	3,513	(1,531)	101,049	(55,817)	8,535	(21,877)
Net change in unrealized appreciation (depreciation)	(25,804)	47,115	6,647	1,596	11,604	98,233	10,164	7,157

Net increase (decrease) resulting from operations	20,534	20,197	9,879	(11)	106,183	39,721	18,986	(14,350)

Distributions to Shareholders:

From net investment income
Class A	0	0	0	0	0	0	(102)	(69)
Class B	0	0	0	0	0	0	(38)	(13)
Class C	0	0	0	0	0	0	(283)	(120)
Other Classes	0	0	0	0	0	0	(462)	(348)
From net realized capital gains
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0	(885)	(550)

Fund Share Transactions:

Receipts for shares sold
Class A	13,100	4,833	15,169	18,115	99,618	54,900	40,845	119,039
Class B	6,681	2,631	6,987	964	7,412	1,600	3,272	732
Class C	7,662	2,496	13,022	961	12,627	3,757	10,865	15,343
Other Classes	36,764	46,877	18,588	3,492	289,196	90,051	35,843	66,276
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	68	57
Class B	0	0	0	0	0	0	32	11
Class C	0	0	0	0	0	0	250	106
Other Classes	0	0	0	0	0	0	449	284
Cost of shares redeemed
Class A	(4,480)	(1,267)	(7,915)	(17,747)	(56,808)	(32,404)	(42,518)	(117,545)
Class B	(1,532)	(244)	(1,440)	(509)	(2,306)	(340)	(2,173)	(1,223)
Class C	(1,499)	(753)	(4,106)	(482)	(3,011)	(2,226)	(11,816)	(19,076)
Other Classes	(58,450)	(61,126)	(11,713)	(6,309)	(218,538)	(129,340)	(26,670)	(122,130)

Net increase (decrease) resulting from Fund share transactions	(1,754)	(6,553)	28,592	(1,515)	128,190	(14,002)	8,447	(58,126)

Fund Redemption Fees	27	20	18	12	43	35	45	313

Total Increase (Decrease) in Net Assets	18,807	13,664	38,489	(1,514)	234,416	25,754	26,593	(72,713)

Net Assets:

Beginning of period	182,607	168,943	11,330	12,844	293,069	267,315	66,206	138,919
End of period*	$201,414	$182,607	$49,819	$11,330	$527,485	$293,069	$92,799	$66,206

* Including undistributed (overdistributed) net investment income of:	$(221)	$0	$(44)	$0	$(4,632)	$0	$136	$514

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  31

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

32  PIMCO Funds Annual Report  |  06.30.04

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund – $2,078; NACM Pacific Rim Fund – $49,486; RCM Biotechnology Fund – $2,719; RCM Global Healthcare Fund – $20,674; RCM Global Small-Cap Fund – $43,712; RCM Global Technology Fund – $45,048 and RCM International Growth Equity Fund – $187,659.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2004, $892,557 of cash was restricted and held as collateral by a counterparty to the RCM Global Technology Fund for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Collateral received for securities on loan is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, became securities lending agent for the Trust. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

06.30.04  |  PIMCO Funds Annual Report  33

Notes to Financial Statements (Cont.)

June 30, 2004

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
NACM Global Fund	0.70%	0.40%	0.40%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%	0.50%	N/A	0.70%	0.70%	N/A
RCM Global Small-Cap Fund	1.00%	0.40%	N/A	0.60%	0.60%	N/A
RCM Global Technology Fund	0.95%	0.40%	N/A	0.55%	0.55%	N/A
RCM International Growth Equity Fund	0.50%	0.50%	0.50%	0.70%	0.70%	N/A
RCM Biotechnology Fund	0.90%	N/A	N/A	0.45%	0.45%	N/A
RCM Global Healthcare Fund	0.80%	N/A	N/A	0.55%	0.55%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate
RCM Biotechnology and RCM Global Healthcare Funds	1.00	%*
All Other Funds	2.00%

*	The redemption fee became equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an

34  PIMCO Funds Annual Report  |  06.30.04

affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25

Class B
All Funds	0.75	0.25

Class C
All Funds	0.75	0.25

Class D
All Funds	—	0.25

Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $252,289 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004
NACM Global Fund	$84	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium
Balance at 06/30/2003	$9
Sales	5,852
Closing Buys	(3,612)
Expirations	(1,499)

Balance at 06/30/2004	$750

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

06.30.04  |  PIMCO Funds Annual Report  35

Notes to Financial Statements (Cont.)

June 30, 2004

5. Purchases and Sales of Securities (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
NACM Global Fund	$9,821	$6,389
NACM Pacific Rim Fund	66,465	31,154
RCM Biotechnology Fund	411,613	449,212
RCM Global Healthcare Fund	480,989	487,808
RCM Global Small-Cap Fund	63,426	36,697
RCM Global Technology Fund	892,838	833,274
RCM International Growth Equity Fund	82,169	73,218

6. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
NACM Global Fund	$255	$82	$0	$0	$0	$(11)
NACM Pacific Rim Fund	0	429	(21)	0	(746)	(156)
RCM Biotechnology Fund	0	0	0	0	(380,561)	(106)
RCM Global Healthcare Fund	0	0	0	0	(26,777)	(224)
RCM Global Small-Cap Fund	0	0	3	0	(11,859)	(32)
RCM Global Technology Fund	1,437	0	(1,048)	0	(547,832)	(97)
RCM International Growth Equity Fund	843	0	(15)	0	(137,786)	(172)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008	2009	2010		2011
NACM Pacific Rim Fund	$0	$0	$746	(4)	$0
RCM Biotechnology Fund	0	54,221	260,520		65,820
RCM Global Healthcare Fund	0	0	21,460		5,317
RCM Global Small-Cap Fund	0	10,705	828		326
RCM Global Technology Fund	0	435,073	81,912		30,847
RCM International Growth Equity Fund	0	79,524	47,077	(5)	11,185

(4)	Represents acquired capital loss carryovers which may be limited under current tax law.
(5)	Includes $11,191,113 of acquired capital loss carryovers which may be limited under current tax law.

36  PIMCO Funds Annual Report  |  06.30.04

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
NACM Global Fund	$5,316	$387	$(103)	$284
NACM Pacific Rim Fund	44,934	4,482	(2,169)	2,313
RCM Biotechnology Fund	317,908	53,081	(14,530)	38,551
RCM Global Healthcare Fund	202,251	3,938	(5,022)	(1,084)
RCM Global Small-Cap Fund	41,651	9,281	(888)	8,393
RCM Global Technology Fund	426,738	103,362	(4,898)	98,464
RCM International Growth Equity Fund	81,511	12,380	(2,101)	10,279

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (7)	Long-Term Capital Gains Distributions	Return of Capital
NACM Global Fund	$187	$6	$0
NACM Pacific Rim Fund	0	0	0
RCM Biotechnology Fund	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	885	0	0

(7)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.04  |  PIMCO Funds Annual Report  37

Notes to Financial Statements (Cont.)

June 30, 2004

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM Pacific Rim Fund				RCM Biotechnology Fund
	Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	104	$1,431	5	$59	2,937	$25,249	77	$455	595	$14,312	305	$5,925
Class B	109	1,466	3	36	1,207	10,478	137	786	314	7,362	103	2,008
Class C	135	1,843	8	85	2,980	24,380	212	1,233	385	9,050	182	3,645
Other Classes	1	18	100	1,003	513	4,515	880	5,020	2,131	50,998	2,934	54,046

Issued as reinvestment of distributions
Class A	1	14	0	0	0	0	0	0	0	0	0	0
Class B	2	29	0	0	0	0	0	0	0	0	0	0
Class C	2	30	0	0	0	0	0	0	0	0	0	0
Other Classes	7	94	0	5	0	0	9	68	0	0	0	0

Cost of shares redeemed
Class A	(10)	(142)	0	0	(924)	(7,641)	(50)	(297)	(272)	(6,399)	(118)	(2,141)
Class B	(17)	(234)	0	0	(443)	(3,640)	(124)	(724)	(81)	(1,867)	(31)	(575)
Class C	(47)	(627)	(1)	(11)	(1,610)	(12,823)	(189)	(1,113)	(205)	(4,571)	(24)	(421)
Other Classes	(2)	(34)	0	(4)	(382)	(3,302)	(1,585)	(9,106)	(4,484)	(105,476)	(6,274)	(104,443)

Net increase (decrease) resulting from Fund share transactions	285	$3,888	115	$1,173	4,278	$37,216	(633)	$(3,678)	(1,617)	$(36,591)	(2,923)	$(41,956)

	RCM Global Healthcare Fund				RCM Global Small-Cap Fund
	Year Ended 06/30/2004		Year Ended to 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	657	$13,100	299	$4,833	911	$15,169	1,588	$18,115
Class B	341	6,681	162	2,631	399	6,987	82	964
Class C	394	7,662	155	2,496	764	13,022	81	961
Other Classes	1,900	36,764	2,909	46,877	1,061	18,588	285	3,492

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed
Class A	(231)	(4,480)	(80)	(1,267)	(471)	(7,915)	(1,551)	(17,747)
Class B	(79)	(1,532)	(16)	(244)	(81)	(1,440)	(45)	(509)
Class C	(77)	(1,499)	(46)	(753)	(224)	(4,106)	(41)	(482)
Other Classes	(3,005)	(58,450)	(3,975)	(61,126)	(649)	(11,713)	(534)	(6,309)

Net increase (decrease) resulting from Fund share transactions	(100)	$(1,754)	(592)	$(6,553)	1,710	$28,592	(135)	$(1,515)

38  PIMCO Funds Annual Report  |  06.30.04

	RCM Global Technology Fund				RCM International Growth Equity Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	3,326	$99,618	2,752	$54,900	5,186	$40,845	17,081	$119,039
Class B	247	7,412	79	1,600	371	3,272	106	732
Class C	422	12,627	200	3,757	1,260	10,865	2,193	15,343
Other Classes	9,528	289,196	4,610	90,051	4,181	35,843	9,359	66,276

Issued as reinvestment of distributions
Class A	0	0	0	0	8	68	8	57
Class B	0	0	0	0	4	32	2	11
Class C	0	0	0	0	29	250	15	106
Other Classes	0	0	0	0	51	449	41	284

Cost of shares redeemed
Class A	(1,945)	(56,808)	(1,624)	(32,404)	(5,339)	(42,518)	(16,693)	(117,545)
Class B	(77)	(2,306)	(18)	(340)	(250)	(2,173)	(175)	(1,223)
Class C	(101)	(3,011)	(121)	(2,226)	(1,373)	(11,816)	(2,707)	(19,076)
Other Classes	(7,173)	(218,538)	(6,866)	(129,340)	(3,085)	(26,670)	(16,997)	(122,130)

Net increase (decrease) resulting from Fund share transactions	4,227	$128,190	(988)	$(14,002)	1,043	$8,447	(7,767)	$(58,126)

8. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

06.30.04  |  PIMCO Funds Annual Report  39

Notes to Financial Statements (Cont.)

June 30, 2004

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

40  PIMCO Funds Annual Report  |  06.30.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM Pacific Rim Fund, RCM Biotechnology Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund and RCM International Growth Equity Fund, (7 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the NACM Pacific Rim Fund for the periods ended June 30, 2002, March 31, 2002 and March 31, 2001 were audited by other auditors whose report dated August 9, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

06.30.04  |  PIMCO Funds Annual Report  41

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

NACM Global Fund	13.78%
RCM International Growth Equity Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Global Fund	6.62%
RCM International Growth Equity Fund	0.64%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2004 are as follows:

	NACM Pacific Rim Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.01374	0.00017	0.00774	—	0.00122	0.00013
Austria	—	—	0.00538	0.00081	—	—
Belgium	—	—	0.00219	0.00033	—	—
Bermuda	0.00174	—	0.00464	—	0.00144	—
Brazil	—	—	—	—	0.00915	0.00122
Canada	—	—	0.00061	0.00009	0.00267	0.00040
China	0.00238	—	0.00126	—	—	—
Finland	—	—	0.00542	0.00081	0.00244	0.00037
France	—	—	0.00489	0.00073	0.02298	0.00343
Germany	—	—	0.00735	0.00110	0.00729	0.00109
Greece	—	—	—	—	0.00352	—
Hong Kong	0.00801	—	0.01154	—	0.02042	—
Indonesia	0.00194	0.00029	—	—	—	—
Ireland	—	—	—	—	0.00197	—
Israel	—	—	—	—	0.00030	0.00006
Italy	—	—	0.03006	0.00370	0.01224	0.00184
Japan	0.03926	0.00284	0.03225	0.00240	0.01777	0.00142
Malaysia	0.00630	0.00122	0.00841	0.00147	—	—
Netherlands	—	—	0.01836	0.00275	0.00921	0.00084
Norway	—	—	0.01316	0.00197	—	—
Philippines	0.00239	0.00060	—	—	—	—
Singapore	0.03645	0.00628	0.00502	0.00110	0.00103	0.00021
South Africa	—	—	—	—	0.00216	—
South Korea	0.01082	0.00179	—	—	0.00648	0.00115
Spain	—	—	0.00209	0.00013	0.00545	0.00065
Sweden	—	—	0.00308	0.00046	—	—
Switzerland	—	—	0.00809	0.00121	0.01118	0.00168
Taiwan	0.00368	0.00073	—	—	0.00068	0.00014
Thailand	0.01415	0.00137	0.00520	0.00052	—	—
United Kingdom	0.00223	0.00011	0.02338	0.00234	0.04943	0.00495

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

42  PIMCO Funds Annual Report  |  06.30.04

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

06.30.04  |  PIMCO Funds Annual Report  43

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

44  PIMCO Funds Annual Report  |  06.30.04

(This Page Intentionally Left Blank)

06.30.04  |  PIMCO Funds Annual Report  45

(This Page Intentionally Left Blank)

46  PIMCO Funds Annual Report  |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, RCM Capital Management LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online. This service, called Delivery, allows you to access annual and semi-annual and semi-annual reports, prospectuses and proxy statements through the internet, eliminating paper mailings from being sent to your home. To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report	PZ015A.7/04

Annual Report

06.30.04

PIMCO PEA Innovation Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  3

Important Information

The inception date on the Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share classes for PEA Innovation Fund are A and C. The B shares were first offered in 5/95. Returns measure performance from the inception of the oldest share classes to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share classes to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  5

Management Review

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide for and service those technologies.

•	The Fund’s Class A Shares reported a total return of 26.34% for the one-year period ended June 30, 2004, slightly outperforming the NASDAQ Composite Index return of 26.20%. The Lipper Science and Technology Fund Average returned 25.55% for this same period.

•	Over the reporting period, technology stocks (as represented by the NASDAQ Composite Index) outperformed the market as a whole (S&P 500 Index). However, the gains made by the technology sector occurred mostly in the second half of 2003, with little ground gained in the first half of 2004.

•	The Fund’s overweighting in the semi-conductor industry had a positive effect on relative performance. Semiconductors are a cyclical area of technology and therefore benefited from the global economic recovery. Fund holdings such as National Semiconductor and Micron saw significant price gains during the period.

•	Exposure to Internet stocks also aided the Fund’s performance during the 12-month period. In particular, Monster Worldwide and Amazon.com performed well on improving fundamentals and a brighter outlook.

•	The Fund’s relative performance during the period was hindered by select stocks in the storage industry. Two examples of disappointing holdings were Maxtor and EMC. These issues, along with much of the storage industry, suffered when competitor Emulex preannounced negative results in the second quarter.

6  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

PIMCO PEA Innovation Fund Performance Summary

Average Annual Total Return For periods ended 6/30/04

	1 year	5 year	Inception (12/22/94)
PIMCO PEA Innovation Fund Class A	26.34%	–10.89%	9.77%
PIMCO PEA Innovation Fund Class A (adjusted)	19.39%	–11.89%	9.12%
PIMCO PEA Innovation Fund Class B	25.47%	–11.49%	9.21%
PIMCO PEA Innovation Fund Class B (adjusted)	20.47%	–11.77%	9.21%
PIMCO PEA Innovation Fund Class C (adjusted)	24.39%	–11.50%	8.99%
NASDAQ Composite Index	26.20%	–5.27%	—
Lipper Science & Technology Fund Average	25.55%	–7.57%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example

Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$981.80	$977.80	$977.80	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.41	$10.08	$10.08	$6.55	$10.32	$10.32

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.05% for Class B, 2.05% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value For periods ended 6/30/04

	PEA Innovation	PEA Innovation	PEA Innovation	NASDAQ Composite Index
	A	B	C
CLASS INCEPTION	12/22/1994	A From 1/02 12/22/1994	12/22/1994
12/31/1994	9,450.00	10,000.00	10,000.00	10,000.00
01/31/1995	9,374.21	9,910.00	9,909.78	10,043.00
02/28/1995	9,970.74	10,541.27	10,541.01	10,555.19
03/31/1995	10,273.77	10,852.23	10,851.63	10,867.63
04/30/1995	10,718.82	11,313.45	11,312.53	11,224.08
05/31/1995	10,974.45	11,573.66	11,573.05	11,497.95
06/30/1995	12,186.43	12,846.77	12,845.58	12,414.34
07/31/1995	13,322.68	14,038.95	14,037.93	13,315.62
08/31/1995	13,635.11	14,359.03	14,348.63	13,567.29
09/30/1995	13,956.96	14,689.29	14,679.21	13,879.33
10/31/1995	13,786.61	14,498.33	14,498.78	13,779.40
11/30/1995	14,165.30	14,889.79	14,889.66	14,086.68
12/31/1995	13,733.41	14,432.67	14,422.45	13,992.30
01/31/1996	13,549.34	14,227.73	14,227.61	14,094.45
02/29/1996	14,208.44	14,914.93	14,914.87	14,630.03
03/31/1996	14,092.17	14,782.18	14,781.56	14,647.59
04/30/1996	15,594.48	16,341.70	16,340.69	15,832.58
05/31/1996	16,864.02	17,665.38	17,664.06	16,535.55
06/30/1996	16,175.82	16,926.97	16,925.49	15,758.38
07/31/1996	13,878.80	14,526.72	14,514.88	14,370.06
08/31/1996	14,721.91	15,388.16	15,386.71	15,180.54
09/30/1996	16,728.19	17,480.95	17,479.40	16,316.04
10/31/1996	16,611.76	17,337.60	17,335.65	16,244.25
11/30/1996	17,609.99	18,374.39	18,371.82	17,189.66
12/31/1996	16,974.41	17,701.89	17,699.00	17,169.04
01/31/1997	17,908.19	18,659.56	18,656.29	18,350.27
02/28/1997	15,883.53	16,536.10	16,533.52	17,408.90
03/31/1997	14,841.62	15,443.07	15,441.09	16,247.72
04/30/1997	15,077.46	15,682.44	15,680.30	16,769.28
05/31/1997	16,974.42	17,639.60	17,636.43	18,622.28
06/30/1997	17,131.72	17,794.83	17,782.09	19,177.22
07/31/1997	19,667.46	20,417.79	20,404.24	21,194.67
08/31/1997	19,195.67	19,917.55	19,904.64	21,107.77
09/30/1997	20,620.74	21,375.52	21,371.77	22,416.45
10/31/1997	19,293.67	19,990.39	19,987.72	21,192.51
11/30/1997	19,205.06	19,886.44	19,883.58	21,285.76
12/31/1997	18,506.70	19,146.66	19,132.64	20,883.46
01/31/1998	19,238.11	19,889.55	19,886.02	21,535.02
02/28/1998	21,599.64	22,316.08	22,301.02	23,544.24
03/31/1998	22,414.60	23,146.23	23,142.95	24,410.67
04/30/1998	24,034.28	24,796.56	24,793.76	24,845.18
05/31/1998	22,508.48	23,212.06	23,198.58	23,655.10
06/30/1998	25,371.54	26,148.39	26,134.13	25,195.04
07/31/1998	25,518.70	26,281.74	26,267.41	24,897.74
08/31/1998	20,420.06	21,020.14	21,016.56	19,935.62
09/30/1998	24,203.90	24,898.35	24,883.60	22,523.27
10/31/1998	25,113.96	25,817.10	25,814.25	23,554.83
11/30/1998	27,936.77	28,698.29	28,682.21	25,924.45
12/31/1998	33,208.44	34,087.83	34,080.20	29,157.23
01/31/1999	39,176.00	40,203.19	40,183.97	33,320.88
02/28/1999	34,870.56	35,756.71	35,751.68	30,425.29
03/31/1999	37,820.61	38,763.85	38,744.09	32,731.53
04/30/1999	37,351.63	38,252.17	38,232.67	33,814.94
05/31/1999	36,432.78	37,288.22	37,269.21	32,854.60
06/30/1999	40,946.80	41,885.85	41,864.50	35,722.81
07/31/1999	40,553.71	41,466.99	41,433.30	35,090.51
08/31/1999	43,668.24	44,622.63	44,590.51	36,430.97
09/30/1999	44,139.86	45,216.11	45,183.57	36,522.05
10/31/1999	50,284.12	51,469.50	51,436.97	39,451.12
11/30/1999	59,038.59	60,394.31	60,361.29	44,366.72
12/31/1999	79,507.27	81,296.79	81,258.37	54,118.53
01/31/2000	79,006.37	80,735.84	80,697.68	52,402.97
02/29/2000	110,364.00	112,707.23	112,645.90	62,459.10
03/31/2000	100,387.10	102,462.14	102,406.38	60,810.18
04/30/2000	84,596.21	86,303.86	86,256.90	51,342.04
05/31/2000	73,353.37	74,782.30	74,741.60	45,227.20
06/30/2000	88,053.39	89,708.84	89,660.02	52,743.96
07/31/2000	83,835.63	85,357.97	85,311.51	50,096.21
08/31/2000	98,464.95	100,201.72	100,138.65	55,937.43
09/30/2000	96,446.41	98,067.42	98,015.72	48,844.57
10/31/2000	83,175.39	84,524.31	84,469.94	44,814.89
11/30/2000	59,520.31	60,451.79	60,421.35	34,552.28
12/31/2000	56,580.00	57,429.20	57,388.20	32,859.22
01/31/2001	59,261.90	60,111.14	60,085.44	36,877.90
02/28/2001	43,237.48	43,827.03	43,802.29	28,620.94
03/31/2001	37,244.77	37,721.93	37,696.25	24,476.63
04/30/2001	42,716.02	43,251.96	43,226.29	28,148.12
05/31/2001	39,845.50	40,315.15	40,291.22	28,072.12
06/30/2001	39,502.83	39,932.16	39,908.46	28,743.04
07/31/2001	35,351.09	35,727.30	35,706.10	26,963.85
08/31/2001	29,235.35	29,517.90	29,496.81	24,014.00
09/30/2001	21,207.32	21,388.67	21,385.18	19,936.43
10/31/2001	26,320.41	26,551.89	26,532.60	22,482.31
11/30/2001	31,200.21	31,434.79	31,427.86	25,679.29
12/31/2001	31,075.41	31,302.76	31,280.15	25,943.79
01/31/2002	31,513.57	31,744.13	31,708.69	25,725.86
02/28/2002	25,522.84	25,709.57	25,661.84	23,032.36
03/31/2002	29,287.46	29,501.73	29,436.70	24,547.89
04/30/2002	25,014.42	25,197.43	25,130.11	22,458.87
05/31/2002	23,048.29	23,216.91	23,124.73	21,495.38
06/30/2002	18,924.95	19,063.41	18,980.78	19,466.22
07/31/2002	16,438.21	16,558.47	16,473.42	17,671.43
08/31/2002	15,461.78	15,574.90	15,485.01	17,492.95
09/30/2002	12,273.56	12,363.36	12,284.26	15,593.22
10/31/2002	14,595.72	14,702.50	14,599.84	17,690.50
11/30/2002	17,344.09	17,470.98	17,328.55	19,673.61
12/31/2002	14,801.45	14,909.74	14,791.65	17,767.24
01/31/2003	14,925.78	15,034.98	14,895.19	17,573.57
02/28/2003	15,173.55	15,284.56	15,145.43	17,795.00
03/31/2003	14,939.88	15,049.18	14,894.02	17,843.05
04/30/2003	16,547.41	16,668.47	16,501.08	19,481.04
05/31/2003	18,471.87	18,607.01	18,403.66	21,232.39
06/30/2003	18,211.42	18,344.65	18,123.92	21,589.09
07/31/2003	19,489.86	19,632.45	19,392.60	23,083.05
08/31/2003	21,345.29	21,501.46	21,221.32	24,087.17
09/30/2003	20,713.47	20,865.01	20,571.95	23,774.03
10/31/2003	23,215.66	23,385.51	23,048.81	25,706.86
11/30/2003	23,724.08	23,897.65	23,535.14	26,079.61
12/31/2003	23,434.65	23,606.10	23,240.95	26,653.36
01/31/2004	24,821.98	25,003.58	24,598.22	27,487.61
02/29/2004	24,479.44	24,658.53	24,244.01	27,003.83
03/31/2004	23,889.48	24,064.26	23,640.33	26,531.27
04/30/2004	21,139.80	21,294.46	20,912.24	25,546.96
05/31/2004	22,788.71	22,955.43	22,520.39	26,433.43
06/30/2004	23,009.76	23,178.10	22,727.58	27,244.94

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  7

Schedule of Investments

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.4%

Capital Goods 1.5%

OmniVision Technologies, Inc. (a)	978,698	$15,610

Communications 2.2%

Macromedia, Inc. (a)	608,300	14,934
Nokia Corp. SP - ADR	507,300	7,376

		22,310

Consumer Discretionary 4.2%

Amazon.com, Inc. (a)	372,600	20,269
Take Two Interactive Software, Inc. (a)	769,500	23,578

		43,847

Financial & Business Services 1.3%

Accenture Ltd. ‘A’ (a)	479,600	13,179

Healthcare 1.0%

St. Jude Medical, Inc. (a)	138,500	10,478

Technology 89.2%

3Com Corp. (a)	362,600	2,266
Applied Materials, Inc. (a)	1,247,500	24,476
Applied Micro Circuits Corp. (a)	2,097,000	11,156
AU Optronics Corp. SP - ADR (a)	902,300	14,680
Avaya, Inc. (a)	282,600	4,462
Avid Technology, Inc. (a)	385,500	21,037
BEA Systems, Inc. (a)	822,528	6,761
Broadcom Corp. ‘A’ (a)	409,100	19,134
Celestica, Inc. (a)	1,429,600	28,521
Cisco Systems, Inc. (a)	860,000	20,382
Cognizant Technology Solutions Corp. ‘A’ (a)	644,900	16,387
Comverse Technology, Inc. (a)	1,510,500	30,119
Corning, Inc. (a)	1,128,200	14,734
Cymer, Inc. (a)	731,800	27,399
Cypress Semiconductor Corp. (a)	1,526,400	21,660
EMC Corp. (a)	1,345,471	15,338
Flextronics International Ltd. (a)	2,533,500	40,409
Foundry Networks, Inc. (a)	1,558,800	21,932
Intel Corp.	834,300	23,027
JDS Uniphase Corp. (a)	2,411,800	9,141
Juniper Networks, Inc. (a)	861,100	21,157
KLA-Tencor Corp. (a)	429,590	21,213
Kulicke & Soffa Industries, Inc. (a)	1,477,500	16,193
Linear Technology Corp.	556,300	21,957
Marvell Technology Group Ltd. (a)	531,654	14,195
Mercury Interactive Corp. (a)	317,272	15,810
Micron Technology, Inc. (a)	2,268,000	34,723
Microsoft Corp.	356,900	10,193
Monster Worldwide, Inc. (a)	926,200	23,822
National Semiconductor Corp. (a)	1,419,200	31,208
Network Appliance, Inc. (a)	761,900	16,404

8 PIMCO PEA Innovation Fund Annual Report | 06.30.04 | See accompanying notes

	Shares	Value (000s)
Nortel Networks Corp. (a)	1,275,000	$6,362
Novell, Inc. (a)	961,400	8,066
NVIDIA Corp. (a)	831,900	17,054
Oracle Corp. (a)	1,180,000	14,077
Polycom, Inc. (a)	696,800	15,615
QUALCOMM, Inc.	222,900	16,267
Red Hat, Inc. (a)	425,900	9,783
SanDisk Corp. (a)	594,500	12,895
SAP AG SP - ADR	711,520	29,749
Siebel Systems, Inc. (a)	1,383,900	14,780
Solectron Corp. (a)	3,765,800	24,365
Sonus Networks, Inc. (a)	1,840,900	8,800
Symantec Corp. (a)	296,000	12,959
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	3,428,880	28,494
Telefonaktiebolaget LM Ericsson SP - ADR (a)	232,200	6,947
Texas Instruments, Inc.	858,800	20,766
United Microelectronics Corp. SP - ADR (a)	6,239,396	26,892
UTStarcom, Inc. (a)	659,700	19,956
VERITAS Software Corp. (a)	696,000	19,279
Western Digital Corp. (a)	516,800	4,476

		917,478

Total Common Stocks (Cost $925,165)		1,022,902

SHORT-TERM INSTRUMENTS 2.3%

	Principal Amount (000s)
Repurchase Agreement 2.3%

State Street Bank 0.800% due 07/01/2004 (Date 06/30/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/07 valued at $23,966. Repurchase proceeds are $23,496.)	$23,495	23,495

Total Short-Term Instruments (Cost $23,495)		23,495

Total Investments 101.7% (Cost $948,660)		$1,046,397

Other Assets and Liabilities (Net) (1.7%)		(17,516)

Net Assets 100.0%		$1,028,881

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO PEA Innovation Fund Annual Report  9

Financial Highlights

Class A Shares

Selected Per Share Data for the Year Ended:	06/30/2004		06/30/2003	06/30/2002		06/30/2001		06/30/2000

Net Asset Value Beginning of Year	$13.25		$13.77	$28.74		$72.29		$37.46

Net Investment (Loss) (a)	(0.18)		(0.13)	(0.23)		(0.46)		(0.58)

Net Realized/ Unrealized Gain (Loss) on Investments (a)	3.67		(0.39)	(14.74)		(36.74)		41.80

Total Income (Loss) from Investment Operations	3.49		(0.52)	(14.97)		(37.20)		41.22

Dividends from Net Investment Income	0.00		0.00	0.00		0.00		0.00

Distributions from Net Realized Capital Gains	0.00		0.00	0.00		(6.35)		(6.39)

Total Distributions	0.00		0.00	0.00		(6.35)		(6.39)

Net Asset Value End of Year	$16.74		$13.25	$13.77		$28.74		$72.29

Total Return	26.34%		(3.78)%	(52.09)%		(55.14)%		115.04%

Net Assets End of Year (000s)	$328,950		$284,382	$300,730		$734,124		$1,408,455

Ratio of Net Expenses to Average Net Assets	1.31	%(b)	1.30%	1.31	%(b)	1.28	%(c)	1.30%

Ratio of Net Investment (Loss) to Average Net Assets	(1.08)%		(1.10)%	(1.12)%		(0.95)%		(0.91)%

Portfolio Turnover Rate	233%		290%	207%		271%		186%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30%.

10 PIMCO PEA Innovation Fund Annual Report | 06.30.04 | See accompanying notes

Financial Highlights

Class B Shares

Selected Per Share Data for the Year Ended:	06/30/2004		06/30/2003	06/30/2002		06/30/2001		06/30/2000

Net Asset Value Beginning of Year	$12.29		$12.88	$27.07		$69.06		$36.09

Net Investment (Loss) (a)	(0.28)		(0.20)	(0.37)		(0.78)		(1.01)

Net Realized/Unrealized Gain (Loss) on Investments (a)	3.41		(0.39)	(13.82)		(34.86)		40.37

Total Income (Loss) from Investment Operations	3.13		(0.59)	(14.19)		(35.64)		39.36

Dividends from Net Investment Income	0.00		0.00	0.00		0.00		0.00

Distributions from Net Realized Capital Gains	0.00		0.00	0.00		(6.35)		(6.39)

Total Distributions	0.00		0.00	0.00		(6.35)		(6.39)

Net Asset Value End of Year	$15.42		$12.29	$12.88		$27.07		$69.06

Total Return	25.47%		(4.58)%	(52.42)%		(55.48)%		114.17%

Net Assets End of Year (000s)	$255,565		$249,043	$304,020		$801,890		$1,680,792

Ratio of Net Expenses to Average Net Assets	2.06	%(b)	2.05%	2.06	%(b)	2.03	%(c)	2.05%

Ratio of Net Investment (Loss) to Average Net Assets	(1.83)%		(1.85)%	(1.87)%		(1.69)%		(1.66)%

Portfolio Turnover Rate	233%		290%	207%		271%		186%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05%.

See accompanying notes  |  06.30.04  |  PIMCO PEA Innovation Fund Annual Report  11

Financial Highlights

Class C Shares

Selected Per Share Data for the Year Ended:	06/30/2004		06/30/2003	06/30/2002		06/30/2001		06/30/2000

Net Asset Value Beginning of Year	$12.29		$12.87	$27.06		$69.04		$36.08

Net Investment (Loss) (a)	(0.28)		(0.20)	(0.37)		(0.79)		(1.00)

Net Realized/Unrealized Gain (Loss) on Investments (a)	3.40		(0.38)	(13.82)		(34.84)		40.35

Total Income (Loss) from Investment Operations	3.12		(0.58)	(14.19)		(35.63)		39.35

Dividends from Net Investment Income	0.00		0.00	0.00		0.00		0.00

Distributions from Net Realized Capital Gains	0.00		0.00	0.00		(6.35)		(6.39)

Total Distributions	0.00		0.00	0.00		(6.35)		(6.39)

Net Asset Value End of Year	$15.41		$12.29	$12.87		$27.06		$69.04

Total Return	25.39%		(4.51)%	(52.44)%		(55.48)%		114.17%

Net Assets End of Year (000s)	$346,853		$344,192	$381,016		$1,009,666		$2,275,811

Ratio of Net Expenses to Average Net Assets	2.06	%(b)	2.05%	2.06	%(b)	2.04	%(c)	2.05%

Ratio of Net Investment (Loss) to Average Net Assets	(1.83)%		(1.85)%	(1.87)%		(1.70)%		(1.66)%

Portfolio Turnover Rate	233%		290%	207%		271%		186%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05%.

12 PIMCO PEA Innovation Fund Annual Report | 06.30.04 | See accompanying notes

Statement of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$1,046,397
Cash	509
Receivable for investments sold	12,084
Receivable for Fund shares sold	1,100
Interest and dividends receivable	255

1,060,345

Liabilities:

Payable for investments purchased	$26,373
Payable for Fund shares redeemed	3,632
Accrued investment advisory fee	536
Accrued administration fee	320
Accrued distribution fee	363
Accrued servicing fee	190
Other liabilities	50

31,464

Net Assets	$1,028,881

Net Assets Consist of:

Paid in capital	$4,020,277
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(3,089,133)
Net unrealized appreciation	97,737

$1,028,881

Net Assets:

Class A	$328,950
Class B	255,565
Class C	346,853
Other Classes	97,513

Shares Issued and Outstanding:

Class A	19,654
Class B	16,578
Class C	22,508

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$16.74
Class B	15.42
Class C	15.41

Cost of Investments Owned	$948,660

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes  |  06.30.04  |  PIMCO PEA Innovation Fund Annual Report  13

Statement of Operations

Amounts in thousands	Year Ended June 30, 2004
Investment Income:

Interest	$362
Dividends, net of foreign taxes	1,705
Security lending income	515

Total Income	2,582

Expenses:

Investment advisory fees	7,273
Administration fees	4,369
Distribution fees–Class B	2,119
Distribution fees–Class C	2,978
Servicing fees–Class A	883
Servicing fees–Class B	707
Servicing fees–Class C	992
Distribution and/or servicing fees–Other Classes	54
Trustees’ fees	68
Interest expense	22

Total Expenses	19,465

Net Investment (Loss)	(16,883)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	292,749
Net realized (loss) on options	(86)
Net change in unrealized (depreciation) on investments	(37,210)

Net Gain	255,453

Net Increase from Repayment by Investment Manager	8

Net Increase in Net Assets Resulting from Operations	$238,578

14 PIMCO PEA Innovation Fund Annual Report | 06.30.04 | See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment (loss)	$(16,883)	$(13,015)
Net realized gain (loss)	292,663	(562,249)
Net change in unrealized appreciation (depreciation)	(37,210)	533,790
Net increase from repayments by Investment Manager	8	0

Net increase (decrease) resulting from operations	238,578	(41,474)

Fund Share Transactions:

Receipts for shares sold
Class A	179,079	196,724
Class B	18,422	19,160
Class C	46,889	69,301
Other Classes	82,143	32,631
Issued in reorganization
Class A	0	19,951
Class B	0	17,215
Class C	0	29,572
Other Classes	0	840
Cost of shares redeemed
Class A	(209,605)	(223,654)
Class B	(74,506)	(75,801)
Class C	(132,340)	(120,114)
Other Classes	(44,419)	(25,783)

Net decrease resulting from Fund share transactions	(134,337)	(59,958)

Fund Redemption Fees	46	2

Total Increase (Decrease) in Net Assets	104,287	(101,430)

Net Assets:

Beginning of period	924,594	1,026,024

End of period *	$1,028,881	$924,594

* Including undistributed net investment income of:	$0	$0

See accompanying notes  |  06.30.04  |  PIMCO PEA Innovation Fund Annual Report  15

Notes to Financial Statements

June 30, 2004

1. Organization

The PEA Innovation Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

16  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $159,120.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. Collateral received for securities on loan is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Fund, became securities lending agent for the Fund. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisor in accordance with the portfolio management agreements.

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  17

Notes to Financial Statements (Cont.)

June 30, 2004

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

Investment Advisory Fee	Administration Fee
All Classes	Institutional Class	Administrative Class	Class A, B and C1	Class D	Class R
0.65%	0.25%	0.25%	0.40%	0.40%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Prior to February 6, 2004, the Redemption Fee was equal to 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

18  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A	—	0.25

Class B	0.75	0.25

Class C	0.75	0.25

Class D	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $938,218 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to the Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  19

Notes to Financial Statements (Cont.)

June 30, 2004

active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

Non - U.S. Government/Agency
Purchases	Sales
$2,473,069	$2,571,995

5. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated October 11, 2002, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,454	$689,032	$(11,040)

6. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral
$0	$0	$0	$0	$(3,052,940)	$0

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.

As of June 30, 2004, the Fund’s accumulated capital losses expire in the following years. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carry forwards (amounts in thousands):

Expiration of Accumulated Capital Losses
2008	2009		2010		2011
$0	$150	(2)	$2,269,843	(3)	$782,947

(2)	Represents acquired capital loss carryovers which may be limited under current tax law.
(3)	Includes $19,381,434 of acquired capital loss carryovers which may be limited under current tax law.

20  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$984,853	$104,655	$(43,111)	$61,544

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Fund made no tax basis distributions.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	11,091	$179,079	16,992	$196,724
Class B	1,215	18,422	1,758	19,160
Class C	3,128	46,889	6,250	69,301
Other Classes	4,885	82,143	2,736	32,631

Issued in reorganization

Class A	0	0	2,171	19,951
Class B	0	0	2,008	17,215
Class C	0	0	3,450	29,572
Other Classes	0	0	90	840

Cost of shares redeemed

Class A	(12,908)	(209,605)	(19,527)	(223,654)
Class B	(4,898)	(74,506)	(7,114)	(75,801)
Class C	(8,633)	(132,340)	(11,287)	(120,114)
Other Classes	(2,659)	(44,419)	(2,220)	(25,783)

Net decrease resulting from Fund share transactions	(8,779)	$(134,337)	(4,693)	$(59,958)

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  21

Notes to Financial Statements (Cont.)

June 30, 2004

8. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming

22  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  23

Report of Independent Registered Public Accounting Firm

To the Trustees of the PIMCO Funds: Multi-Manager Series and Class A, B and C Shareholders of the PEA Innovation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the PEA Innovation Fund, (a fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

24  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

06.30.04  |  PIMCO PEA Innovation Fund Annual Report  25

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

26  PIMCO PEA Innovation Fund Annual Report  |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	PEA Capital LLC, 1345 Avenue of the Americas, New York, NY 10105

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

PZ037A.7/04

Annual Report

06.30.04

PIMCO PEA Renaissance Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  3

Important Information

The inception date on the Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for PEA Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  5

Management Review

•	PIMCO PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ended June 30, 2004, the Fund’s Class A Shares posted a return of 43.83%, outperforming the 30.81% gain by the Russell Mid-Cap Value Index for the same period. The Lipper Mid-Cap Value Fund Average rose 30.90% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, returning 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to more cyclical technology stocks, such as semiconductors. Examples of stocks in this category included Micron Technology and Teradyne, both of which posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in basic materials. The improving economy led to increased demand for materials, supporting stocks in this sector. Two names in particular contributed to performance: chemical manufacturer Eastman Chemical and crop nutrient producer IMC Global.

•	The Fund’s underweighting in consumer discretionary stocks detracted from performance during the period. We continue to believe, however, that less confident consumers will curtail their spending, dampening this sector’s growth potential.

6  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

PIMCO PEA Renaissance Fund Performance Summary

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (4/18/88)
PIMCO PEA Renaissance Fund Class A	43.83%	15.33%	19.02%	14.96%
PIMCO PEA Renaissance Fund Class A (adjusted)	35.92%	14.03%	18.35%	14.56%
PIMCO PEA Renaissance Fund Class B	42.64%	14.45%	18.38%	14.59%
PIMCO PEA Renaissance Fund Class B (adjusted)	37.64%	14.22%	18.38%	14.59%
PIMCO PEA Renaissance Fund Class C (adjusted)	41.74%	14.46%	18.13%	14.10%
Russell Mid-Cap Value Index	30.81%	8.62%	14.18%	—
Lipper Mid-Cap Value Fund Average	30.90%	10.14%	12.94%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example

Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,072.50	$1,068.20	$1,068.10	$1,025.00	$1,025.00	$1,025.00
Expenses Paid During Period	$6.34	$10.18	$10.18	$6.19	$9.97	$9.97

For each class of the Fund, expenses are equal to the expense ratio for the class (1.23% for Class A, 1.98% for Class B, 1.98% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Renaissance	PEA Renaissance	PEA Renaissance	Russell Mid-Cap Value Index
	A	B	C
CLASS INCEPTION	4/18/1988	A From 5/95 4/18/1988	4/18/1988
04/30/1988	9,450.00	10,000.00	10,000.00	10,000.00
05/31/1988	9,459.62	9,999.99	9,999.99	10,071.00
06/30/1988	9,671.29	10,219.76	10,219.76	10,717.56
07/31/1988	9,651.99	10,189.82	10,189.82	10,641.46
08/31/1988	9,515.81	10,038.22	10,038.22	10,524.41
09/30/1988	9,652.44	10,180.01	10,180.01	10,842.24
10/31/1988	9,769.54	10,291.38	10,291.38	10,966.93
11/30/1988	9,710.52	10,230.13	10,230.13	10,704.82
12/31/1988	10,029.60	10,561.21	10,561.21	10,884.66
01/31/1989	10,339.59	10,872.46	10,872.46	11,543.18
02/28/1989	10,279.61	10,810.23	10,810.23	11,567.42
03/31/1989	10,379.91	10,903.78	10,903.78	11,794.15
04/30/1989	10,652.80	11,186.88	11,186.88	12,284.78
05/31/1989	10,956.05	11,501.44	11,501.44	12,762.66
06/30/1989	11,036.43	11,574.14	11,574.14	12,809.88
07/31/1989	11,251.38	11,797.12	11,797.12	13,625.87
08/31/1989	11,599.49	12,147.53	12,147.53	14,031.92
09/30/1989	11,465.40	11,997.80	11,997.80	13,817.23
10/31/1989	11,258.23	11,772.30	11,772.30	13,111.17
11/30/1989	11,237.48	11,750.84	11,750.84	13,197.71
12/31/1989	11,239.72	11,741.47	11,741.47	13,354.76
01/31/1990	10,689.51	11,159.63	11,159.63	12,406.57
02/28/1990	10,689.51	11,159.60	11,159.60	12,655.94
03/31/1990	10,966.70	11,435.27	11,435.27	12,801.49
04/30/1990	10,637.50	11,082.36	11,082.36	12,103.81
05/31/1990	11,296.00	11,764.70	11,764.70	13,084.21
06/30/1990	11,249.44	11,704.51	11,704.51	12,804.21
07/31/1990	10,947.25	11,382.70	11,382.70	12,443.13
08/31/1990	10,198.97	10,596.04	10,596.04	11,180.16
09/30/1990	9,477.52	9,836.97	9,836.97	10,302.51
10/31/1990	9,093.29	9,427.10	9,427.10	9,885.26
11/30/1990	9,396.01	9,740.51	9,740.51	10,762.08
12/31/1990	9,575.19	9,925.95	9,925.95	11,207.63
01/31/1991	9,882.56	10,231.97	10,231.97	11,908.11
02/28/1991	10,485.42	10,843.91	10,843.91	12,858.38
03/31/1991	10,728.60	11,095.65	11,095.65	13,287.85
04/30/1991	10,847.80	11,206.76	11,206.76	13,520.39
05/31/1991	11,408.05	11,786.83	11,786.83	14,131.51
06/30/1991	11,012.91	11,365.31	11,365.31	13,567.66
07/31/1991	11,421.66	11,776.10	11,776.10	14,220.27
08/31/1991	11,890.53	12,249.11	12,249.11	14,632.65
09/30/1991	12,075.31	12,438.95	12,438.95	14,502.42
10/31/1991	12,330.88	12,689.97	12,689.97	14,780.87
11/30/1991	11,941.40	12,288.30	12,288.30	14,087.65
12/31/1991	12,863.97	13,225.78	13,225.78	15,456.97
01/31/1992	13,086.33	13,454.40	13,454.40	15,854.21
02/29/1992	13,358.23	13,708.54	13,708.54	16,445.57
03/31/1992	13,098.46	13,435.11	13,435.11	16,195.60
04/30/1992	13,110.93	13,447.87	13,447.87	16,608.59
05/31/1992	13,247.81	13,575.61	13,575.61	16,763.05
06/30/1992	13,097.42	13,415.06	13,415.06	16,633.97
07/31/1992	13,410.41	13,723.19	13,723.19	17,300.99
08/31/1992	13,235.15	13,530.57	13,530.57	16,795.80
09/30/1992	13,368.84	13,664.89	13,664.89	17,131.72
10/31/1992	13,330.84	13,626.06	13,626.06	17,489.77
11/30/1992	13,685.03	13,975.49	13,975.49	18,226.09
12/31/1992	13,978.82	14,254.06	14,254.06	18,807.50
01/31/1993	14,183.32	14,462.67	14,462.67	19,283.33
02/28/1993	14,055.53	14,332.20	14,332.20	19,699.85
03/31/1993	14,605.73	14,873.95	14,873.95	20,383.44
04/30/1993	14,489.99	14,742.95	14,742.95	20,024.69
05/31/1993	14,837.12	15,083.69	15,083.69	20,475.25
06/30/1993	15,134.29	15,379.77	15,379.77	20,901.13
07/31/1993	15,470.59	15,722.05	15,722.05	21,131.04
08/31/1993	16,479.53	16,722.75	16,722.75	21,851.61
09/30/1993	16,753.19	16,994.36	16,994.36	21,794.80
10/31/1993	16,987.37	17,232.42	17,232.42	21,548.52
11/30/1993	16,571.21	16,782.78	16,782.78	21,050.75
12/31/1993	17,068.60	17,280.69	17,280.69	21,745.42
01/31/1994	17,563.24	17,768.24	17,768.24	22,378.21
02/28/1994	17,376.23	17,565.21	17,565.21	21,979.88
03/31/1994	16,421.98	16,592.69	16,592.69	21,129.26
04/30/1994	16,314.47	16,470.24	16,470.24	21,439.86
05/31/1994	16,233.77	16,388.56	16,388.56	21,467.73
06/30/1994	15,856.08	15,999.92	15,999.92	21,072.73
07/31/1994	16,247.99	16,382.48	16,382.48	21,915.63
08/31/1994	17,032.07	17,147.67	17,147.67	22,728.70
09/30/1994	16,992.68	17,114.43	17,114.43	22,017.30
10/31/1994	16,951.90	17,059.44	17,059.44	21,997.48
11/30/1994	16,258.50	16,345.86	16,345.86	21,027.39
12/31/1994	16,325.71	16,407.99	16,407.99	21,281.82
01/31/1995	16,366.85	16,435.60	16,435.60	21,881.97
02/28/1995	16,737.66	16,794.77	16,794.77	22,987.01
03/31/1995	17,190.63	17,243.69	17,243.69	23,419.17
04/30/1995	17,494.33	17,548.99	17,548.99	23,915.65
05/31/1995	17,549.65	17,604.48	17,576.65	24,877.06
06/30/1995	17,991.46	18,047.68	18,013.80	25,449.23
07/31/1995	18,879.81	18,938.80	18,891.61	26,337.41
08/31/1995	19,101.82	19,161.50	19,100.52	26,853.63
09/30/1995	19,727.00	19,788.64	19,707.03	27,468.57
10/31/1995	19,768.76	19,830.53	19,748.91	26,932.94
11/30/1995	20,731.50	20,796.28	20,686.14	28,406.17
12/31/1995	20,992.59	21,058.18	20,937.76	28,715.79
01/31/1996	21,705.10	21,772.92	21,634.84	29,413.59
02/29/1996	22,001.88	22,070.62	21,916.55	29,693.02
03/31/1996	22,179.72	22,249.02	22,078.16	30,319.54
04/30/1996	22,537.17	22,607.58	22,434.81	30,577.26
05/31/1996	23,073.46	23,145.55	22,939.91	30,867.74
06/30/1996	23,133.71	23,205.99	22,987.79	30,901.69
07/31/1996	22,131.72	22,200.87	21,990.32	29,430.77
08/31/1996	23,014.15	23,086.06	22,839.04	30,663.92
09/30/1996	24,139.87	24,215.29	23,947.42	31,789.29
10/31/1996	24,965.52	25,043.53	24,753.01	32,625.35
11/30/1996	26,241.44	26,323.43	26,006.20	34,674.22
12/31/1996	26,312.13	26,394.34	26,045.63	34,528.59
01/31/1997	27,262.94	27,348.13	26,972.10	35,612.79
02/28/1997	27,124.83	27,209.58	26,817.58	36,214.64
03/31/1997	26,438.22	26,520.82	26,126.14	35,113.72
04/30/1997	27,547.12	27,633.19	27,207.58	35,998.58
05/31/1997	29,244.96	29,336.33	28,872.44	38,118.90
06/30/1997	30,784.65	30,880.83	30,380.13	39,533.11
07/31/1997	33,528.27	33,633.02	33,041.97	42,466.47
08/31/1997	32,712.42	32,814.63	32,217.61	41,969.61
09/30/1997	35,095.26	35,204.91	34,550.36	44,571.72
10/31/1997	33,477.37	33,581.97	32,935.71	43,216.74
11/30/1997	34,799.73	34,908.45	34,207.20	44,673.15
12/31/1997	35,764.23	35,875.98	35,135.24	46,384.13
01/31/1998	35,785.41	35,897.22	35,135.34	45,484.28
02/28/1998	38,508.86	38,629.17	37,780.51	48,522.63
03/31/1998	39,965.91	40,090.79	39,217.72	51,021.54
04/30/1998	40,852.48	40,980.12	40,051.01	50,735.82
05/31/1998	40,008.30	40,133.31	39,197.05	49,548.60
06/30/1998	40,324.65	40,450.64	39,488.67	49,707.16
07/31/1998	39,502.03	39,625.45	38,635.72	47,187.01
08/31/1998	32,490.42	32,591.93	31,762.42	40,552.51
09/30/1998	33,630.83	33,735.91	32,867.76	42,920.78
10/31/1998	35,087.04	35,196.67	34,264.64	45,702.05
11/30/1998	37,304.55	37,421.10	36,409.60	47,306.19
12/31/1998	39,878.56	40,003.16	38,903.66	48,744.30
01/31/1999	42,410.85	42,543.36	41,335.14	47,608.55
02/28/1999	40,341.20	40,467.24	39,289.05	46,561.17
03/31/1999	42,144.45	42,276.13	41,021.70	47,226.99
04/30/1999	44,285.39	44,423.76	43,089.19	51,699.39
05/31/1999	42,970.11	43,104.37	41,766.35	51,916.52
06/30/1999	44,332.27	44,470.78	43,090.34	52,508.37
07/31/1999	44,549.49	44,688.69	43,284.25	51,195.66
08/31/1999	43,137.27	43,272.05	41,890.50	49,424.29
09/30/1999	39,897.67	40,022.32	38,715.20	46,923.42
10/31/1999	39,654.29	39,778.19	38,451.93	48,307.67
11/30/1999	41,065.98	41,194.29	39,797.75	47,423.64
12/31/1999	43,792.76	43,929.59	42,416.44	48,694.59
01/31/2000	41,922.81	42,053.80	40,558.60	45,782.65
02/29/2000	39,256.52	39,379.18	37,970.97	43,868.94
03/31/2000	44,222.47	44,360.64	42,721.13	49,185.85
04/30/2000	45,783.52	45,926.57	44,242.01	49,382.60
05/31/2000	47,285.22	47,432.96	45,671.02	50,231.98
06/30/2000	45,814.65	45,957.80	44,209.55	48,358.32
07/31/2000	47,010.42	47,157.30	45,336.89	49,489.91
08/31/2000	50,686.63	50,845.00	48,836.90	52,523.64
09/30/2000	51,857.49	52,019.52	49,921.08	53,027.87
10/31/2000	54,803.00	54,974.23	52,721.65	54,035.40
11/30/2000	54,989.33	55,161.14	52,906.18	53,332.94
12/31/2000	60,312.29	60,500.74	57,964.01	58,036.90
01/31/2001	62,085.48	62,279.46	59,627.58	57,827.97
02/28/2001	62,675.29	62,871.11	60,146.34	57,585.09
03/31/2001	59,591.66	59,777.85	57,151.05	55,984.23
04/30/2001	62,612.96	62,808.59	60,014.32	59,063.36
05/31/2001	63,370.58	63,568.58	60,728.49	60,740.76
06/30/2001	63,402.26	63,600.36	60,698.12	59,926.83
07/31/2001	64,816.13	65,018.65	62,033.48	59,687.12
08/31/2001	65,081.88	65,285.22	62,225.79	58,594.85
09/30/2001	59,432.77	59,618.47	56,787.25	53,004.90
10/31/2001	62,160.74	62,354.95	59,359.71	53,285.83
11/30/2001	69,023.28	69,238.94	65,841.79	57,015.84
12/31/2001	72,032.70	72,257.76	68,686.16	59,381.99
01/31/2002	72,032.70	72,257.76	68,651.82	59,981.75
02/28/2002	71,650.92	71,874.79	68,233.04	60,953.45
03/31/2002	77,318.51	77,560.09	73,589.33	64,068.18
04/30/2002	75,323.69	75,559.04	71,639.22	64,023.33
05/31/2002	75,075.13	75,309.69	71,359.82	63,927.29
06/30/2002	66,846.89	67,055.75	63,531.65	61,076.14
07/31/2002	56,732.96	56,910.22	53,862.13	55,096.78
08/31/2002	55,331.65	55,504.53	52,504.81	55,735.91
09/30/2002	45,604.35	45,746.84	43,248.21	50,106.58
10/31/2002	49,138.69	49,292.22	46,552.37	51,699.97
11/30/2002	57,015.62	57,193.76	53,996.10	54,957.07
12/31/2002	53,229.78	53,396.09	50,367.56	53,649.09
01/31/2003	49,860.34	50,016.12	47,159.15	52,163.01
02/28/2003	47,920.77	48,070.49	45,301.08	51,297.10
03/31/2003	47,369.68	47,517.68	44,752.93	51,471.51
04/30/2003	53,044.57	53,210.30	50,078.53	55,383.35
05/31/2003	60,879.25	61,069.46	57,445.09	60,257.08
06/30/2003	62,894.35	63,090.86	59,306.31	60,678.88
07/31/2003	66,661.72	66,870.00	62,805.38	62,565.99
08/31/2003	71,528.03	71,751.52	67,365.05	64,787.09
09/30/2003	70,576.71	70,797.22	66,415.20	64,281.75
10/31/2003	75,594.71	75,830.90	71,084.19	69,000.03
11/30/2003	78,195.17	78,439.49	73,493.94	71,001.03
12/31/2003	84,341.31	84,604.83	79,255.87	74,068.27
01/31/2004	86,795.64	87,066.83	81,482.96	76,023.68
02/29/2004	88,331.92	88,607.91	82,868.17	77,901.46
03/31/2004	87,784.27	88,058.54	82,321.24	78,026.10
04/30/2004	85,405.31	85,672.16	80,024.48	74,725.60
05/31/2004	87,420.88	87,694.02	81,849.04	76,638.57
06/30/2004	90,463.13	90,745.77	84,656.46	79,374.57

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  7

Schedule of Investments

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 86.0%

Aerospace 0.6%

Boeing Co.	50,000	$2,554
Snecma S.A. (a)	1,787,500	35,014

		37,568

Capital Goods 10.6%

ArvinMeritor, Inc.	3,510,800	68,706
Cooper Tire & Rubber Co.	3,007,800	69,179
Navistar International Corp. (a)	6,818,900	264,301
Terex Corp. (a)	10,000	341
Tyco International Ltd.	4,029,800	133,548
United Rentals, Inc. (a)	3,149,600	56,346
Visteon Corp.	6,146,700	71,732

		664,153

Communications 1.8%

IDT Corp. ‘B’ (a)	901,700	16,627
UnitedGlobalCom, Inc. ‘A’ (a)	13,568,860	98,510

		115,137

Consumer Discretionary 4.1%

Hollywood Entertainment Corp. (a)	1,350,000	18,036
J.C. Penney Co., Inc.	4,819,300	181,977
Payless Shoesource, Inc. (a)	320,000	4,771
Take Two Interactive Software, Inc. (a)	1,370,000	41,977
Thomas & Betts Corp. (a)	348,500	9,490

		256,251

Consumer Services 2.7%

BearingPoint, Inc. (a)	4,710,000	41,778
Liberty Media Corp. ‘A’ (a)	9,480,281	85,228
Liberty Media International, Inc. ‘A’ (a)	1,120,393	41,567
Quebecor World Inc.	40,000	877

		169,450

Consumer Staples 4.7%

Delhaize Group Ltd.	270,000	13,813
Loews Corp. - Carolina Group	2,155,263	52,912
Safeway, Inc. (a)	4,817,600	122,078
Smithfield Foods, Inc. (a)	3,588,000	105,487

		294,290

Energy 2.2%

ENSCO International, Inc.	59,900	1,743
Pride International, Inc. (a)	8,171,238	139,810

		141,553

Environmental Services 0.7%

Allied Waste Industries, Inc. (a)	3,270,900	43,110

Financial & Business Services 16.6%

American Equity Investment Life Holding Co.	1,754,600	17,458
AmeriCredit Corp. (a)	9,216,400	179,996
Apollo Investment Corp. (a)	2,052,000	28,256
CIGNA Corp.	866,000	59,589
CIT Group, Inc.	6,511,600	249,329
Comerica, Inc.	550,000	30,184

8 PIMCO PEA Renaissance Fund Annual Report | 06.30.04 | See accompanying notes

	Shares	Value (000s)
Fairfax Financial Holdings Ltd.	292,850	$49,754
Freddie Mac	650,000	41,145
J.P. Morgan Chase & Co.	4,956,800	192,175
Loews Corp.	1,267,700	76,011
Old Republic International Corp.	550,000	13,046
The PMI Group, Inc.	730,000	31,770
UnumProvident Corp.	4,323,140	68,738

		1,037,451

Healthcare 1.6%

Conseco, Inc. (a)	659,500	13,124
Health Net, Inc. (a)	20,000	530
Tenet Healthcare Corp. (a)	6,405,000	85,891

		99,545

Materials & Processing 16.3%

Abitibi-Consolidated, Inc.	9,645,500	65,826
Alcan, Inc.	1,380,000	57,132
Bowater, Inc.	4,543,900	188,981
Crompton Corp.	6,561,385	41,337
Eastman Chemical Co.	2,360,000	109,103
FMC Corp. (a)	1,970,000	84,927
IMC Global, Inc.	5,252,700	70,386
Imperial Chemical Industries PLC	6,350,000	26,544
Imperial Chemical Industries PLC SP - ADR	1,030,000	17,458
Lyondell Chemical Co.	5,770,200	100,344
Millennium Chemicals, Inc. (a)	2,401,700	41,597
Olin Corp.	3,518,000	61,987
Smurfit-Stone Container Corp. (a)	1,065,000	21,247
Solutia, Inc. (a)	2,897,000	666
Tembec, Inc. (a)	5,438,900	41,986
Timken Co.	3,347,700	88,681

		1,018,202

Technology 15.4%

AES Corp. (a)	2,866,600	28,465
Arrow Electronics, Inc. (a)	2,304,500	61,807
Avnet, Inc. (a)	2,188,100	49,670
Electronic Data Systems Corp.	10,000	191
Kulicke & Soffa Industries, Inc. (a)	741,900	8,131
Micron Technology, Inc. (a)	13,121,872	200,896
Reliant Energy, Inc. (a)	19,088,700	206,731
Sanmina-SCI Corp. (a)	21,480,386	195,472
Solectron Corp. (a)	20,844,300	134,863
Teradyne, Inc. (a)	3,414,300	77,505

		963,731

Transportation 5.7%

AMR Corp. (a)	4,088,600	49,513
CSX Corp.	5,196,500	170,289
Delta Air Lines, Inc. (a)	2,800,000	19,936
Overnite Corp.	184,500	5,424
Swift Transportation Co., Inc. (a)	6,314,800	113,351

		358,513

See accompanying notes  |  06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  9

Schedule of Investments

June 30, 2004

	Shares	Value (000s)

Utilities 3.0%

Allegheny Energy, Inc. (a)	4,655,500	$71,741
PG&E Corp. (a)	4,093,400	114,370
		186,111

Total Common Stocks (Cost $4,094,000)		5,385,065

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund SP	980,000	58,859
iShares S&P 500-BARRA Value Index Fund SP	880,000	50,407
SPDR Trust	1,280,000	146,598

Total Exchange-Traded Funds (Cost $244,231)		255,864

CONVERTIBLE BONDS & NOTES 0.2%

	Principal Amount (000s)

Industrials 0.2%
Micron Technology, Inc.
2.500% due 02/01/2010	$9,320	13,234

Total Convertible Bonds & Notes (Cost $9,320)		13,234

SHORT-TERM INSTRUMENTS 9.6%

Repurchase Agreement 9.6%

State Street Bank
0.800% due 07/01/2004	599,917	599,917

(Dated 06/30/2004. Collateralized by Fannie Mae 6.000% due 12/15/2005 valued at $24,483 and Federal Home Loan Bank 2.500% due 12/15/2005 valued at $73,444; 1.625% due 04/15/2005 valued at $48,967; 1.500% due 05/13/2005 valued at $48,963; 2.125% due 12/15/2004 valued at $48,962; 2.375% due 02/15/2006 valued at $48,968; 2.625% due 05/15/2007 valued at $24,483; 2.250% due 08/13/2004 valued at $24,482 and Federal Farm Credit Bank 1.970% due 10/20/2004 valued at $48,961; 1.900% due 03/04/2005 valued at $48,962; 2.125% due 08/15/2005 valued at $24,480 and Freddie Mac 2.010% due 10/06/2005 valued at $48,960; 2.300% due 11/17/2005 valued at $24,484; 2.220% due 08/26/2005 valued at $24,485; 2.750% due 08/15/2006 valued at $24,398; 1.520% due 07/22/2005 valued at $24,483. Repurchase proceeds are $599,930.)

Total Short-Term Instruments (Cost $599,917)		599,917

Total Investments 99.9% (Cost $4,947,468)		$6,254,080

Other Assets and Liabilities (Net) 0.1%		3,140

Net Assets 100.0%		$6,257,220

Notes to Schedule of Investments:

(a)	Non-income producing security.

10 PIMCO PEA Renaissance Fund Annual Report | 06.30.04 | See accompanying notes

Financial Highlights

Class A Shares

Selected Per Share Data for the Year Ended:	06/30/2004		06/30/2003	06/30/2002		06/30/2001	06/30/2000
Net Asset Value Beginning of Year	$17.18		$19.10	$19.31		$14.95	$18.21
Net Investment Income (Loss) (a)	(0.04)		0.01	0.02		0.10	0.06
Net Realized/ Unrealized Gain (Loss) on Investments (a)	7.57		(1.24)	1.09		5.46	0.13
Total Income (Loss) from Investment Operations	7.53		(1.23)	1.11		5.56	0.19
Dividends from Net Investment Income	0.00		0.00	0.00		(0.07)	0.00
Distributions from Net Realized Capital Gains	0.00		(0.69)	(1.32)		(1.13)	(3.45)
Total Distributions	0.00		(0.69)	(1.32)		(1.20)	(3.45)

Net Asset Value End of Year	$24.71		$17.18	$19.10		$19.31	$14.95

Total Return	43.83%		(5.92)%	5.43%		38.39%	3.36%

Net Assets End of Year (000s)	$2,375,379		$1,157,435	$1,503,396		$424,024	$68,433

Ratio of Net Expenses to Average Net Assets	1.24	%(b)(c)	1.25%	1.24	%(b)(c)	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17)%		0.09%	0.09%		0.57%	0.36%
Portfolio Turnover Rate	60%		76%	109%		138%	133%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.23%.

See accompanying notes  |  06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  11

Financial Highlights

Class B Shares

Selected Per Share Data for the Year Ended:	06/30/2004		06/30/2003	06/30/2002		06/30/2001	06/30/2000
Net Asset Value Beginning of Year	$16.37		$18.37	$18.74		$14.60	$17.99
Net Investment (Loss) (a)	(0.19)		(0.09)	(0.13)		(0.03)	(0.07)
Net Realized/ Unrealized Gain (Loss) on Investments (a)	7.17		(1.22)	1.08		5.31	0.13
Total Income (Loss) from Investment Operations	6.98		(1.31)	0.95		5.28	0.06
Dividends from Net Investment Income	0.00		0.00	0.00		(0.01)	0.00
Distributions from Net Realized Capital Gains	0.00		(0.69)	(1.32)		(1.13)	(3.45)
Total Distributions	0.00		(0.69)	(1.32)		(1.14)	(3.45)

Net Asset Value End of Year	$23.35		$16.37	$18.37		$18.74	$14.60

Total Return	42.64%		(6.60)%	4.71%		37.23%	2.59%

Net Assets End of Year (000s)	$1,322,887		$838,701	1,090,610		$315,977	$89,621

Ratio of Net Expenses to Average Net Assets	1.99	%(b)(c)	2.00%	1.98	%(b)	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.92)%		(0.66)%	(0.65)%		(0.17)%	(0.45)%
Portfolio Turnover Rate	60%		76%	109%		138%	133%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.

12 PIMCO PEA Renaissance Fund Annual Report | 06.30.04 | See accompanying notes

Financial Highlights

Class C Shares

Selected Per Share Data for the Year Ended:	06/30/2004		06/30/2003	06/30/2002		06/30/2001	06/30/2000
Net Asset Value Beginning of Year	$16.26		$18.26	$18.64		$14.52	$17.91
Net Investment (Loss) (a)	(0.19)		(0.09)	(0.13)		(0.02)	(0.07)
Net Realized/ Unrealized Gain (Loss) on Investments (a)	7.14		(1.22)	1.07		5.28	0.13
Total Income (Loss) from Investment Operations	6.95		(1.31)	0.94		5.26	0.06
Dividends from Net Investment Income	0.00		0.00	0.00		(0.01)	0.00
Distributions from Net Realized Capital Gains	0.00		(0.69)	(1.32)		(1.13)	(3.45)
Total Distributions	0.00		(0.69)	(1.32)		(1.14)	(3.45)

Net Asset Value End of Year	$23.21		$16.26	$18.26		$18.64	$14.52

Total Return	42.74%		(6.65)%	4.68%		37.29%	2.60%

Net Assets End of Year (000s)	$1,669,104		$1,020,956	$1,439,607		$607,511	$311,519

Ratio of Net Expenses to Average Net Assets	1.99	%(b)(c)	2.00%	1.99	%(b)(c)	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.92)%		(0.66)%	(0.65)%		(0.14)%	(0.45)%
Portfolio Turnover Rate	60%		76%	109%		138%	133%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.

See accompanying notes  |  06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  13

Statement of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$6,254,080
Cash	1,613
Receivable for investments sold	45,623
Receivable for Fund shares sold	24,086
Interest and dividends receivable	3,513

6,328,915

Liabilities:

Payable for investments purchased	$24,967
Payable for Fund shares redeemed	38,981
Accrued investment advisory fee	2,977
Accrued administration fee	1,814
Accrued distribution fee	1,811
Accrued servicing fee	1,145

71,695

Net Assets	$6,257,220

Net Assets Consist of:

Paid in capital	$5,352,160
(Overdistributed) net investment income	(6)
Accumulated undistributed net realized (loss)	(401,546)
Net unrealized appreciation	1,306,612

$6,257,220

Net Assets:

Class A	$2,375,379
Class B	1,322,887
Class C	1,669,104
Other Classes	889,850

Shares Issued and Outstanding:

Class A	96,150
Class B	56,647
Class C	71,926

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$24.71
Class B	23.35
Class C	23.21

Cost of Investments Owned	$4,947,468

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

14 PIMCO PEA Renaissance Fund Annual Report | 06.30.04 | See accompanying notes

Statement of Operations

Amounts in thousands	Year Ended June 30, 2004
Investment Income:

Interest	$4,493
Dividends, net of foreign taxes	46,958
Security lending income	1,380
Miscellaneous income	4

Total Income	52,835

Expenses:

Investment advisory fees	29,782
Administration fees	18,398
Distribution fees – Class B	8,449
Distribution fees – Class C	10,388
Servicing fees – Class A	4,486
Servicing fees – Class B	2,816
Servicing fees – Class C	3,463
Distribution and/or servicing fees – Other Classes	1,026
Trustees’ fees	270

Total Expenses	79,078

Net Investment (Loss)	(26,243)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	507,014
Net realized (loss) on foreign currency transactions	(39)
Net change in unrealized appreciation on investments	1,119,614
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(12)

Net Gain	1,626,577

Net Increase in Assets Resulting from Operations	$1,600,334

See accompanying notes  |  06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  15

Statements of Changes in Net Assets

Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003
Operations:

Net investment (loss)	$(26,243)	$(9,762)
Net realized gain (loss)	506,975	(874,032)
Net change in unrealized appreciation	1,119,602	461,155

Net increase (decrease) resulting from operations	1,600,334	(422,639)

Distributions to Shareholders:

From net realized capital gains
Class A	0	(47,869)
Class B	0	(36,804)
Class C	0	(47,251)
Other Classes	0	(11,331)
Tax basis return of capital
Class A	0	(3)
Class B	0	(2)
Class C	0	(2)
Other Classes	0	0

Total Distributions	0	(143,262)

Fund Share Transactions:

Receipts for shares sold
Class A	1,159,961	368,546
Class B	279,442	83,311
Class C	443,006	132,825
Other Classes	626,561	182,732
Issued as reinvestment of distributions
Class A	1	38,689
Class B	0	29,379
Class C	0	36,073
Other Classes	0	9,759
Cost of shares redeemed
Class A	(516,634)	(563,860)
Class B	(167,515)	(222,504)
Class C	(248,781)	(387,268)
Other Classes	(257,376)	(167,265)

Net increase (decrease) resulting from Fund share transactions	1,318,665	(459,583)

Fund Redemption Fees	242	5

Total Increase (Decrease) in Net Assets	2,919,241	(1,025,479)

Net Assets:

Beginning of period	3,337,979	4,363,458

End of period*	$6,257,220	$3,337,979

* Including undistributed (overdistributed) net investment income of:	$(6)	$0

16 PIMCO PEA Renaissance Fund Annual Report | 06.30.04 | See accompanying notes

Notes to Financial Statements

June 30, 2004

1. Organization

The PEA Renaissance Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  17

Notes to Financial Statements (Cont.)

June 30, 2004

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $270,144.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. Collateral received for securities on loan is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Fund, became securities lending agent for the Fund. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

18  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

The Fund also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisor in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

Investment Advisory Fee	Administration Fee
All Classes	Institutional Class	Administrative Class	Class A, B and C1	Class D	Class R
0.60%	0.25%	0.25%	0.40%	0.40%	0.50%

[1]	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Prior to February 6, 2004, the Redemption Fee was equal to 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  19

Notes to Financial Statements (Cont.)

June 30, 2004

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $3,671,553 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any

20  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to the Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

Non - U.S. Government/Agency
Purchases	Sales
$3,685,080	$2,676,699

5. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral(2)
$ 0	$0	$0	$0	$(342,933)	$(6)

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2004, the Fund’s accumulated capital losses expire in the following years. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carry forwards (amounts in thousands):

Expiration of Accumulated Capital Losses
2008	2009	2010	2011
$ 0	$0	$0	$342,933

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  21

Notes to Financial Statements (Cont.)

June 30, 2004

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 5,006,081	$1,296,603	$(48,604)	$1,247,999

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Fund made no tax basis distributions.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	52,160	$1,159,961	24,530	$368,546
Class B	13,422	279,442	5,763	83,311
Class C	21,119	443,006	9,239	132,825
Other Classes	28,702	626,561	11,832	182,732

Issued as reinvestment of distributions
Class A	0	1	2,567	38,689
Class B	0	0	2,039	29,379
Class C	0	0	2,519	36,073
Other Classes	0	0	644	9,759

Cost of shares redeemed
Class A	(23,368)	(516,634)	(38,445)	(563,860)
Class B	(8,024)	(167,515)	(15,937)	(222,504)
Class C	(11,974)	(248,781)	(27,837)	(387,268)
Other Classes	(11,457)	(257,376)	(11,145)	(167,265)

Net increase (decrease) resulting from Fund share transactions	60,580	$1,318,665	(34,231)	$(459,583)

7. Subsequent Event

PAFM has identified transactions in which the Fund’s purchase of shares of exchange-traded index funds caused the Fund’s ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions. PAFM and the Trustees are reviewing those transactions to determine whether the Fund has a claim under its investment advisory contract with PAFM. No such claim has been asserted and the amount of any such claim is therefore unknown at this time.

22  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

8. Regulatory & Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  23

Notes to Financial Statements (Cont.)

June 30, 2004

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

24  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

Report of Independent Registered Public Accounting Firm

To the Trustees of the PIMCO Funds: Multi-Manager Series and Class A, B and C Shareholders of the PEA Renaissance Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the PEA Renaissance Fund, (a fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

06.30.04  |  PIMCO PEA Renaissance Fund Annual Report  25

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified

26  PIMCO PEA Renaissance Fund Annual Report  |  06.30.04

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

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Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	PEA Capital LLC, 1345 Avenue of the Americas, New York, NY 10105

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

PZ038A 7/04

Annual Report

06.30.04

PIMCO Domestic Stock Funds

Share Class D

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

PEA Renaissance Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS PEA Value Fund NACM Value Fund NFJ Dividend Value Fund NFJ Large-Cap Value Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Annual Report   |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO Funds Annual Report  |  06.30.04  3

Important Information

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), PEA Growth and Income (7/00), PEA Value (4/98), RCM Large-Cap Growth (3/99), RCM Mid-Cap (12/00), RCM Tax-Managed Growth (1/99). The oldest share class for the following Funds is the A shares, and the D shares were first offered in (month/year): PEA Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): PEA Growth (1/00) and PEA Renaissance (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Annual Report   |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Annual Report  |  06.30.04  5

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class D Shares returned 16.06% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hindered by underweight exposure to financial services, which had strong returns for much of the period. Several of the Fund’s holdings in the sector did, however, perform well, including property and casualty insurer Allstate and brokerage firm Merrill Lynch.

•	The Fund’s overweight in technology helped performance. In particular, the Fund benefited from its position in Yahoo!, which posted triple-digit gains for the fiscal year. An overweight in consumer discretionary also contributed to performance, as these companies were supported by the growing economy. Some holdings in this sector that did well include Coach, a high-end leather goods retailer, and Starwood, a hotel chain operator that was added to the portfolio during the year.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (3/8/91)
PIMCO CCM Capital Appreciation Fund Class D	16.06%	0.72%	11.76%	11.80%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Multi-Cap Growth Fund Average	20.53%	–3.22%	10.31%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,026.00	$1,025.00
Expenses Paid During Period	$5.54	$5.54

Expenses are equal to the expense ratio of 1.10% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	CCM Capital Appreciation Fund Share Class D	S&P 500 Index
03/31/1991	10,000	10,000
04/30/1991	9,705	10,024
05/31/1991	10,182	10,457
06/30/1991	9,630	9,978
07/31/1991	10,316	10,443
08/31/1991	10,636	10,691
09/30/1991	10,486	10,512
10/31/1991	10,842	10,653
11/30/1991	10,523	10,224
12/31/1991	11,982	11,393
01/31/1992	11,863	11,181
02/29/1992	11,988	11,327
03/31/1992	11,590	11,106
04/30/1992	11,561	11,432
05/31/1992	11,606	11,488
06/30/1992	11,237	11,317
07/31/1992	11,561	11,780
08/31/1992	11,270	11,539
09/30/1992	11,563	11,674
10/31/1992	11,962	11,714
11/30/1992	12,659	12,113
12/31/1992	12,831	12,262
01/31/1993	13,263	12,364
02/28/1993	13,099	12,533
03/31/1993	13,700	12,797
04/30/1993	13,360	12,488
05/31/1993	13,962	12,822
06/30/1993	14,181	12,860
07/31/1993	13,975	12,808
08/31/1993	14,482	13,294
09/30/1993	14,903	13,192
10/31/1993	14,935	13,465
11/30/1993	14,632	13,337
12/31/1993	15,043	13,498
01/31/1994	15,568	13,957
02/28/1994	15,352	13,578
03/31/1994	14,581	12,986
04/30/1994	14,631	13,152
05/31/1994	14,615	13,368
06/30/1994	14,199	13,041
07/31/1994	14,541	13,469
08/31/1994	14,971	14,021
09/30/1994	14,565	13,678
10/31/1994	14,895	13,986
11/30/1994	14,209	13,476
12/31/1994	14,345	13,676
01/31/1995	14,331	14,031
02/28/1995	15,042	14,578
03/31/1995	15,697	15,008
04/30/1995	16,232	15,450
05/31/1995	16,821	16,067
06/30/1995	17,544	16,440
07/31/1995	18,512	16,986
08/31/1995	18,686	17,028
09/30/1995	19,421	17,747
10/31/1995	19,052	17,683
11/30/1995	19,631	18,460
12/31/1995	19,596	18,815
01/31/1996	20,249	19,456
02/29/1996	21,010	19,636
03/31/1996	21,043	19,825
04/30/1996	21,301	20,117
05/31/1996	21,833	20,636
06/30/1996	21,786	20,715
07/31/1996	20,683	19,800
08/31/1996	21,567	20,217
09/30/1996	22,883	21,355
10/31/1996	23,452	21,944
11/30/1996	25,151	23,603
12/31/1996	24,750	23,135
01/31/1997	26,185	24,581
02/28/1997	25,907	24,773
03/31/1997	24,954	23,756
04/30/1997	25,742	25,174
05/31/1997	27,377	26,706
06/30/1997	28,540	27,903
07/31/1997	31,615	30,123
08/31/1997	30,420	28,436
09/30/1997	32,254	29,993
10/31/1997	31,664	28,991
11/30/1997	32,461	30,333
12/31/1997	33,091	30,854
01/31/1998	32,558	31,195
02/28/1998	34,939	33,445
03/31/1998	36,868	35,158
04/30/1998	36,865	35,511
05/31/1998	36,240	34,901
06/30/1998	37,780	36,319
07/31/1998	36,692	35,932
08/31/1998	30,693	30,737
09/30/1998	32,405	32,706
10/31/1998	33,886	35,366
11/30/1998	36,065	37,510
12/31/1998	38,763	39,671
01/31/1999	40,015	41,330
02/28/1999	38,406	40,045
03/31/1999	39,328	41,648
04/30/1999	40,673	43,261
05/31/1999	39,266	42,239
06/30/1999	41,626	44,584
07/31/1999	40,077	43,192
08/31/1999	39,280	42,977
09/30/1999	38,278	41,800
10/31/1999	40,950	44,445
11/30/1999	42,903	45,349
12/31/1999	47,382	48,020
01/31/2000	46,070	45,608
02/29/2000	49,723	44,744
03/31/2000	52,120	49,121
04/30/2000	49,816	47,643
05/31/2000	49,074	46,665
06/30/2000	51,130	47,816
07/31/2000	50,542	47,068
08/31/2000	56,379	49,991
09/30/2000	55,658	47,352
10/31/2000	54,194	47,152
11/30/2000	51,034	43,435
12/31/2000	53,836	43,647
01/31/2001	50,988	45,195
02/28/2001	48,383	41,074
03/31/2001	45,669	38,472
04/30/2001	48,249	41,462
05/31/2001	48,543	41,740
06/30/2001	46,441	40,724
07/31/2001	45,271	40,323
08/31/2001	43,383	37,799
09/30/2001	40,802	34,747
10/31/2001	40,720	35,409
11/30/2001	42,797	38,126
12/31/2001	43,503	38,460
01/31/2002	42,972	37,898
02/28/2002	41,748	37,168
03/31/2002	43,292	38,566
04/30/2002	41,881	36,227
05/31/2002	41,215	35,960
06/30/2002	38,816	33,399
07/31/2002	35,268	30,796
08/31/2002	35,374	30,999
09/30/2002	32,629	27,630
10/31/2002	34,280	30,062
11/30/2002	34,705	31,830
12/31/2002	33,213	29,960
01/31/2003	32,868	29,175
02/28/2003	32,440	28,737
03/31/2003	33,135	29,016
04/30/2003	34,974	31,407
05/31/2003	36,894	33,061
06/30/2003	37,185	33,483
07/31/2003	38,011	34,073
08/31/2003	38,995	34,738
09/30/2003	38,461	34,369
10/31/2003	40,861	36,313
11/30/2003	41,233	36,633
12/31/2003	42,057	38,554
01/31/2004	42,591	39,262
02/29/2004	43,337	39,807
03/31/2004	43,363	39,207
04/30/2004	41,286	38,591
05/31/2004	41,979	39,121
06/30/2004	43,150	39,881

6  PIMCO Funds Annual Report   |  06.30.04

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Class D Shares returned 23.01% for the year ended June 30, 2004, compared to a 29.40% return for the Russell Mid-Cap Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004 the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hurt by the Fund’s underweight in financial services, which had strong returns for most of the period. Despite an underweighting, performance benefited from select holdings, including Bear Stearns and Legg Mason.

•	The Fund’s overweighting in consumer discretionary also aided performance, as the economic recovery helped many consumer cyclical stocks. The Fund’s top performers in this category included Nordstrom, a high-end retailer, and Chico’s, a women’s apparel retailer.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (8/26/91)
PIMCO CCM Mid-Cap Fund Class D	23.01%	5.23%	12.45%	11.97%
Russell Mid-Cap Index	29.40%	6.51%	13.49%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,065.30	$1,025.00
Expenses Paid During Period	$5.65	$5.54

Expenses are equal to the expense ratio of 1.10% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	CCM Mid-Cap Fund Share Class D	Russell Mid-Cap Index
08/31/1991	10,000	10,000
09/30/1991	9,947	9,942
10/31/1991	10,307	10,145
11/30/1991	10,013	9,726
12/31/1991	11,316	10,816
01/31/1992	11,325	11,019
02/29/1992	11,432	11,272
03/31/1992	11,086	10,984
04/30/1992	11,009	11,070
05/31/1992	11,016	11,142
06/30/1992	10,721	10,961
07/31/1992	11,012	11,419
08/31/1992	10,686	11,156
09/30/1992	11,035	11,388
10/31/1992	11,392	11,666
11/30/1992	12,074	12,254
12/31/1992	12,306	12,583
01/31/1993	12,758	12,835
02/28/1993	12,360	12,849
03/31/1993	12,860	13,267
04/30/1993	12,504	12,916
05/31/1993	13,035	13,326
06/30/1993	13,434	13,476
07/31/1993	13,265	13,541
08/31/1993	13,917	14,143
09/30/1993	14,286	14,198
10/31/1993	14,136	14,209
11/30/1993	13,737	13,880
12/31/1993	14,191	14,383
01/31/1994	14,480	14,779
02/28/1994	14,455	14,578
03/31/1994	13,924	13,957
04/30/1994	13,970	14,053
05/31/1994	13,712	14,072
06/30/1994	13,251	13,656
07/31/1994	13,546	14,124
08/31/1994	14,251	14,794
09/30/1994	13,882	14,432
10/31/1994	14,157	14,543
11/30/1994	13,483	13,901
12/31/1994	13,800	14,082
01/31/1995	13,663	14,371
02/28/1995	14,490	15,115
03/31/1995	14,951	15,547
04/30/1995	15,284	15,782
05/31/1995	15,806	16,300
06/30/1995	16,733	16,848
07/31/1995	18,306	17,666
08/31/1995	18,442	17,937
09/30/1995	18,699	18,342
10/31/1995	18,407	17,932
11/30/1995	18,755	18,824
12/31/1995	18,873	18,933
01/31/1996	19,240	19,332
02/29/1996	19,701	19,786
03/31/1996	19,941	20,073
04/30/1996	20,351	20,641
05/31/1996	20,688	20,953
06/30/1996	20,261	20,638
07/31/1996	19,285	19,361
08/31/1996	20,331	20,283
09/30/1996	21,751	21,285
10/31/1996	21,889	21,455
11/30/1996	23,214	22,762
12/31/1996	23,189	22,530
01/31/1997	24,132	23,373
02/28/1997	23,721	23,338
03/31/1997	23,036	22,346
04/30/1997	23,522	22,902
05/31/1997	25,140	24,573
06/30/1997	26,353	25,377
07/31/1997	28,787	27,494
08/31/1997	28,738	27,194
09/30/1997	30,755	28,747
10/31/1997	30,095	27,628
11/30/1997	30,294	28,286
12/31/1997	30,992	29,067
01/31/1998	30,430	28,520
02/28/1998	32,211	30,750
03/31/1998	33,191	32,208
04/30/1998	33,661	32,289
05/31/1998	32,501	31,291
06/30/1998	33,109	31,724
07/31/1998	32,155	30,211
08/31/1998	26,415	25,377
09/30/1998	28,320	27,019
10/31/1998	29,093	28,862
11/30/1998	30,693	30,227
12/31/1998	33,410	31,998
01/31/1999	31,960	31,944
02/28/1999	30,221	30,880
03/31/1999	30,366	31,847
04/30/1999	31,918	34,200
05/31/1999	31,844	34,101
06/30/1999	33,191	35,305
07/31/1999	32,262	34,334
08/31/1999	31,175	33,445
09/30/1999	30,579	32,267
10/31/1999	31,607	33,797
11/30/1999	33,418	34,770
12/31/1999	37,585	37,830
01/31/2000	36,672	36,578
02/29/2000	44,637	39,391
03/31/2000	46,462	41,648
04/30/2000	43,577	39,678
05/31/2000	42,636	38,626
06/30/2000	44,550	39,770
07/31/2000	43,548	39,324
08/31/2000	47,406	43,091
09/30/2000	48,032	42,475
10/31/2000	47,177	41,821
11/30/2000	44,030	38,057
12/31/2000	48,081	40,953
01/31/2001	45,874	41,613
02/28/2001	44,402	39,079
03/31/2001	42,235	36,656
04/30/2001	43,688	39,790
05/31/2001	43,884	40,530
06/30/2001	42,032	40,149
07/31/2001	40,023	39,001
08/31/2001	38,550	37,499
09/30/2001	36,064	32,977
10/31/2001	36,024	34,283
11/30/2001	37,476	37,155
12/31/2001	38,619	38,649
01/31/2002	37,677	38,417
02/28/2002	37,255	38,010
03/31/2002	38,838	40,291
04/30/2002	38,896	39,509
05/31/2002	38,196	39,062
06/30/2002	35,732	36,445
07/31/2002	32,309	32,888
08/31/2002	32,571	33,069
09/30/2002	30,887	30,017
10/31/2002	31,669	31,533
11/30/2002	31,868	33,721
12/31/2002	30,788	32,392
01/31/2003	30,347	31,738
02/28/2003	29,968	31,319
03/31/2003	30,148	31,629
04/30/2003	31,752	33,926
05/31/2003	34,235	37,030
06/30/2003	34,817	37,404
07/31/2003	35,478	38,638
08/31/2003	36,940	40,315
09/30/2003	36,161	39,811
10/31/2003	39,166	42,849
11/30/2003	40,047	44,053
12/31/2003	40,207	45,374
01/31/2004	41,449	46,695
02/29/2004	42,353	47,699
03/31/2004	42,713	47,708
04/30/2004	40,509	45,957
05/31/2004	41,672	47,097
06/30/2004	42,834	48,401

PIMCO Funds Annual Report  |  06.30.04  7

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in U.S. companies across all market capitalizations that are perceived to be undervalued in the marketplace.

•	The Fund’s Class D Shares posted a 27.33% total return for the 12-month period ended June 30, 2004. This compared favorably to the Russell 3000 Value Index, which increased 22.13%.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad based, with equities in all major capitalization ranges and economic sectors posting gains.

•	The Fund’s holdings in every sector of investment registered increases, led by cyclical consumer goods companies where the average position was up more than 70%. Versus the benchmark, stock selection in the cyclical services, non-cyclical consumer goods and financial services sectors were primarily responsible for the Fund’s outperformance.

•	Stock selection in the resources and industrials sectors detracted from relative results. Our bottom-up investment decisions led to sector weightings that were generally in line with those of the benchmark. As a result, the Fund’s sector exposures had minimal impact on performance versus the index.

•	Among the Fund’s top-performing stocks were Allegheny Technologies Inc., SCS Transportation Inc. and AmeriCredit Corp. The stock price of Allegheny Technologies, a diversified producer of specialty materials, rose amid increased demand for its products and expectations that a recent acquisition will yield cost savings. SCS Transportation, a trucking company, benefited from the general pickup in business activity. Investors bid up shares of AmeriCredit, an auto finance firm, in response to improvement in the company’s asset quality, liquidity and capital position.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Flex-Cap Value Fund Class D	27.33%	—	—	27.47%
Russell 3000 Value Index	22.13%	—	—	—
Lipper Multi-Cap Value Fund Average	21.82%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,061.80	$1,025.00
Expenses Paid During Period	$7.18	$7.05

Expenses are equal to the expense ratio of 1.40% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	NACM Flex-Cap Value Fund Share Class D	Russell 3000 Value Index
07/31/2002	$10,000	$10,000
08/31/2002	$10,062	$10,067
09/30/2002	$8,827	$8,976
10/31/2002	$9,591	$9,602
11/30/2002	$10,488	$10,218
12/31/2002	$10,015	$9,774
01/31/2003	$9,788	$9,535
02/28/2003	$9,427	$9,276
03/31/2003	$9,571	$9,298
04/30/2003	$10,412	$10,121
05/31/2003	$11,099	$10,801
06/30/2003	$11,189	$10,939
07/31/2003	$11,469	$11,129
08/31/2003	$11,776	$11,321
09/30/2003	$11,767	$11,209
10/31/2003	$12,688	$11,911
11/30/2003	$12,887	$12,096
12/31/2003	$13,417	$12,817
01/31/2004	$13,882	$13,059
02/29/2004	$14,292	$13,337
03/31/2004	$14,217	$13,244
04/30/2004	$13,761	$12,892
05/31/2004	$13,882	$13,025
06/30/2004	$14,246	$13,359

8  PIMCO Funds Annual Report   |  06.30.04

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Class D Shares produced a total return of 7.62% for the 12 months ended June 30, 2004. The Russell 1000 Growth Index gained 17.89% during the same period.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad-based, with equities in all major capitalization ranges and economic sectors posting gains.

•	For the Fund, returns were strongest among non-cyclical services and technology stocks, with the average position up more than 20%. Holdings in the resources and utilities sectors registered losses.

•	Stock selection in the non-cyclical consumer goods, industrial and technology sectors hurt the Fund’s performance versus the benchmark. The Fund’s greater exposure to larger-cap names also hurt its relative performance since the smallest-cap stocks in the index had the highest returns. An overweight in technology, a sector that performed particularly well, was a plus.

•	Avaya Inc., eBay Inc. and Avon Products Inc. were among the Fund’s best-performing stocks. Avaya, a supplier of business communications systems, benefited from increased global enterprise spending on Voice over Internet Protocol (VoIP) systems. eBay, which operates a Web-based marketplace, experienced robust growth in users and is expanding into countries such as China and India. Shares of Avon Products, the cosmetics company, advanced amid strong sales and margin expansion resulting from cost-saving initiatives.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Growth Fund Class D	7.62%	—	—	10.12%
Russell 1000 Growth Index	17.89%	—	—	—
Lipper Large-Cap Growth Fund Average	15.56%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,002.50	$1,025.00
Expenses Paid During Period	$6.22	$6.29

Expenses are equal to the expense ratio of 1.25% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	NACM Growth Fund Share Class D	Russell 1000 Growth Index
07/31/2002	$10,000	$10,000
08/31/2002	$10,074	$10,030
09/30/2002	$9,411	$8,990
10/31/2002	$9,917	$9,814
11/30/2002	$10,267	$10,347
12/31/2002	$9,291	$9,632
01/31/2003	$9,107	$9,398
02/28/2003	$9,080	$9,355
03/31/2003	$9,356	$9,529
04/30/2003	$9,927	$10,233
05/31/2003	$10,203	$10,744
06/30/2003	$10,313	$10,892
07/31/2003	$10,589	$11,163
08/31/2003	$10,811	$11,441
09/30/2003	$10,516	$11,319
10/31/2003	$10,958	$11,955
11/30/2003	$11,069	$12,080
12/31/2003	$11,073	$12,498
01/31/2004	$11,362	$12,753
02/29/2004	$11,287	$12,835
03/31/2004	$11,046	$12,596
04/30/2004	$10,757	$12,450
05/31/2004	$10,990	$12,682
06/30/2004	$11,102	$12,840

PIMCO Funds Annual Report  |  06.30.04  9

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large U.S. companies that, in the opinion of the Investment Advisor, are undervalued in the marketplace.

•	The Fund’s Class D Shares delivered a total return of 18.63% for the 12 months ended June 30, 2004. During the same period, the Russell 1000 Value Index rose 21.13%.

•	The powerful combination of rising corporate profits and accelerating economic growth sent U.S. stock prices higher. The rally was broad-based, with equities in all major capitalization ranges and economic sectors posting gains.

•	For the Fund, holdings in every sector of investment produced a double-digit increase, with the exception of non-cyclical services. Returns were particularly strong in the industrials and basic industries sectors where many companies benefited from the strengthening economy.

•	Relative to the benchmark, favorable stock selection and an overweight in industrial companies helped the Fund’s performance. Issue selection in the non-cyclical consumer goods sector also positively affected relative results. Conversely, having less exposure than the benchmark to basic industries and cyclical consumer goods stocks hurt the Fund.

•	The Fund’s best-performing positions included diversified industrial companies Textron Inc., 3M Company and Tyco International Ltd. Other top performers were ConocoPhillips, an integrated global energy firm; Motorola Inc., a provider of semiconductors and wireless communications; and FleetBoston Financial Corporation, a large northeast consumer bank. Low oil supplies drove up prices of ConocoPhillips’ products. Motorola benefited from rising mobile phone shipments and high expectations for changes its new CEO is making. FleetBoston’s shares rose on news the company was being acquired by Bank of America.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Value Fund Class D	18.63%	—	—	20.66%
Russell 1000 Value Index	21.13%	—	—	—
Lipper Large-Cap Value Fund Average	19.19%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,040.50	$1,025.00
Expenses Paid During Period	$6.34	$6.29

Expenses are equal to the expense ratio of 1.25% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	NACM Value Fund Share Class D	Russell 1000 Value Index
07/31/2002	$10,000	$10,000
08/31/2002	$9,947	$10,076
09/30/2002	$8,732	$8,956
10/31/2002	$9,566	$9,619
11/30/2002	$10,160	$10,225
12/31/2002	$9,749	$9,781
01/31/2003	$9,596	$9,545
02/28/2003	$9,345	$9,290
03/31/2003	$9,335	$9,306
04/30/2003	$10,063	$10,125
05/31/2003	$10,647	$10,779
06/30/2003	$10,773	$10,913
07/31/2003	$10,934	$11,076
08/31/2003	$10,988	$11,249
09/30/2003	$10,943	$11,138
10/31/2003	$11,572	$11,820
11/30/2003	$11,591	$11,981
12/31/2003	$12,281	$12,719
01/31/2004	$12,512	$12,943
02/29/2004	$12,753	$13,220
03/31/2004	$12,633	$13,103
04/30/2004	$12,439	$12,784
05/31/2004	$12,587	$12,914
06/30/2004	$12,781	$13,219

10  PIMCO Funds Annual Report   |  06.30.04

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	PIMCO NFJ Dividend Value seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Class D Shares rose 22.53% for the 12-month period ended June 30, 2004, outperforming both its benchmark index and the average for its Lipper category. The S&P 500 Index rose 19.11% and the Lipper Equity Income Average rose 18.27% over the same period.

•	Stocks in general did well over the reporting period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s overweighting in consumer discretionary stocks contributed to absolute and relative performance. Stocks in this sector benefited from the economy’s continued recovery. Apparel maker VF Corp. is one example of a security in this sector that aided the Fund’s overall performance.

•	Overweighting in the energy sector also supported the Fund’s strong performance. Increased global demand for energy drove commodity prices higher over the period. ChevronTexaco and Occidental Petroleum were two Fund holdings that realized double-digit returns during the reporting period.

•	The Fund’s exposure in telecommunications detracted from absolute and relative performance for the year.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Dividend Value Fund Class D	22.53%	—	—	11.10%
S&P 500 Index	19.11%	—	—	—
Lipper Equity Income Fund Average	18.27%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,043.20	$1,025.00
Expenses Paid During Period	$6.10	$6.04

Expenses are equal to the expense ratio of 1.20% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	NFJ Dividend Value Fund Share Class D	S&P 500 Index
05/31/2000	10,000	10,000
06/30/2000	9,265	10,246
07/31/2000	9,448	10,086
08/31/2000	9,969	10,713
09/30/2000	10,027	10,147
10/31/2000	9,976	10,104
11/30/2000	9,858	9,308
12/31/2000	10,622	9,353
01/31/2001	10,862	9,685
02/28/2001	11,171	8,802
03/31/2001	11,003	8,244
04/30/2001	11,823	8,885
05/31/2001	12,328	8,945
06/30/2001	12,316	8,727
07/31/2001	12,509	8,641
08/31/2001	12,267	8,100
09/30/2001	11,303	7,446
10/31/2001	11,189	7,588
11/30/2001	11,881	8,170
12/31/2001	12,300	8,242
01/31/2002	12,354	8,121
02/28/2002	12,614	7,965
03/31/2002	13,129	8,264
04/30/2002	13,162	7,763
05/31/2002	13,292	7,706
06/30/2002	12,364	7,157
07/31/2002	11,262	6,599
08/31/2002	11,655	6,643
09/30/2002	10,236	5,921
10/31/2002	10,818	6,442
11/30/2002	11,794	6,821
12/31/2002	11,425	6,420
01/31/2003	11,085	6,252
02/28/2003	10,709	6,158
03/31/2003	10,579	6,218
04/30/2003	11,296	6,730
05/31/2003	12,305	7,085
06/30/2003	12,416	7,175
07/31/2003	12,676	7,302
08/31/2003	12,924	7,444
09/30/2003	12,820	7,365
10/31/2003	13,662	7,782
11/30/2003	13,804	7,850
12/31/2003	14,582	8,262
01/31/2004	14,811	8,413
02/29/2004	15,065	8,530
03/31/2004	14,986	8,402
04/30/2004	14,781	8,270
05/31/2004	14,902	8,383
06/30/2004	15,215	8,546

PIMCO Funds Annual Report  |  06.30.04  11

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund

•	PIMCO NFJ Large-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the manager considers to be the 1,000 largest publicly traded companies (in terms of market capitalizations) in the United States. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class D Shares rose 21.02% for the one-year period ending June 30, 2004, underperforming the Russell Mid-Cap Value Index which gained 30.81% for the same period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s greater-than-index exposure to industrial stocks aided performance for the period. These stocks, including Burlington Northern Santa Fe, were supported by the continued economic recovery.

•	Overweighting in the energy sector also benefited the Fund during the year. Increased global demand drove energy prices up, supporting Fund holdings such as Occidental Petroleum and ConocoPhillips.

•	The Fund’s relative performance was hindered during the reporting period by select holdings in the financial services sector.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Large-Cap Value Fund Class D	21.02%	—	—	9.78%
Russell Mid-Cap Value Index	30.81%	—	—	—
Lipper Multi-Cap Value Fund Average	21.82%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,044.80	$1,025.00
Expenses Paid During Period	$6.10	$6.04

Expenses are equal to the expense ratio of 1.20% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	NFJ Large Cap Value Fund Share Class D	Russell Mid-Cap Value Index
05/31/2000	10,000	10,000
06/30/2000	9,519	9,627
07/31/2000	9,462	9,852
08/31/2000	10,028	10,456
09/30/2000	9,963	10,557
10/31/2000	10,108	10,757
11/30/2000	9,954	10,617
12/31/2000	10,624	11,554
01/31/2001	10,656	11,512
02/28/2001	10,872	11,464
03/31/2001	10,678	11,145
04/30/2001	11,181	11,758
05/31/2001	11,692	12,092
06/30/2001	11,685	11,930
07/31/2001	11,855	11,882
08/31/2001	11,666	11,665
09/30/2001	10,715	10,552
10/31/2001	10,924	10,608
11/30/2001	11,596	11,351
12/31/2001	11,927	11,822
01/31/2002	12,185	11,941
02/28/2002	12,433	12,134
03/31/2002	12,846	12,754
04/30/2002	13,038	12,746
05/31/2002	13,163	12,726
06/30/2002	12,372	12,159
07/31/2002	11,128	10,968
08/31/2002	11,467	11,096
09/30/2002	10,138	9,975
10/31/2002	10,684	10,292
11/30/2002	11,306	10,941
12/31/2002	11,055	10,680
01/31/2003	10,842	10,384
02/28/2003	10,367	10,212
03/31/2003	10,270	10,247
04/30/2003	10,919	11,026
05/31/2003	11,908	11,996
06/30/2003	11,934	12,080
07/31/2003	12,070	12,455
08/31/2003	12,285	12,898
09/30/2003	12,277	12,797
10/31/2003	13,039	13,736
11/30/2003	13,185	14,135
12/31/2003	13,821	14,745
01/31/2004	14,018	15,135
02/29/2004	14,392	15,508
03/31/2004	14,377	15,533
04/30/2004	14,091	14,876
05/31/2004	14,052	15,257
06/30/2004	14,441	15,802

12  PIMCO Funds Annual Report   |  06.30.04

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

•	The Fund’s Class D Shares gained 29.04% for the one-year period ending June 30, 2004, underperforming its benchmark index, the Russell 2000 Index, which returned 33.35%. The Lipper Small-Cap Value Fund Average rose 34.14% for the same period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Small-cap value stocks (as measured by the Russell 2000 Value Index) outperformed small-cap growth stocks (Russell 2000 Growth Index) over the 12 months, gaining 35.18% and 31.56% respectively. Within small-caps, investors favored lower quality, higher beta stocks for most of the reporting period.

•	While the Fund’s absolute performance was strong, its high quality focus caused it to underperform its benchmark for the fiscal year. The Fund’s exposure to the consumer discretionary sector also proved disappointing.

•	Overweighting in industrials, relative to the benchmark, contributed to the Fund’s performance. Stocks such as Precision Castparts, McGrath RentCorp and Curtiss-Wright all benefited from the continued economic recovery.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund Class D	29.04%	13.32%	14.32%	13.72%
Russell 2000 Index	33.35%	6.63%	10.93%	—
Lipper Small-Cap Value Fund Average	34.14%	12.92%	14.26%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,089.20	$1,025.00
Expenses Paid During Period	$6.49	$6.29

Expenses are equal to the expense ratio of 1.25% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	NFJ Small-Cap Value Fund Share Class D	Russell 2000 Index
09/30/1991	10,000	10,000
10/31/1991	10,112	10,264
11/30/1991	9,879	9,789
12/31/1991	10,606	10,573
01/31/1992	11,325	11,430
02/29/1992	11,704	11,764
03/31/1992	11,599	11,366
04/30/1992	11,359	10,967
05/31/1992	11,364	11,113
06/30/1992	10,997	10,590
07/31/1992	11,328	10,958
08/31/1992	11,152	10,649
09/30/1992	11,260	10,894
10/31/1992	11,461	11,238
11/30/1992	12,272	12,098
12/31/1992	12,542	12,519
01/31/1993	13,093	12,943
02/28/1993	13,027	12,644
03/31/1993	13,358	13,054
04/30/1993	13,002	12,696
05/31/1993	13,219	13,257
06/30/1993	13,247	13,339
07/31/1993	13,290	13,524
08/31/1993	13,728	14,108
09/30/1993	13,850	14,506
10/31/1993	14,109	14,879
11/30/1993	13,851	14,394
12/31/1993	14,222	14,886
01/31/1994	14,750	15,353
02/28/1994	14,723	15,297
03/31/1994	14,061	14,491
04/30/1994	14,104	14,577
05/31/1994	13,763	14,413
06/30/1994	13,513	13,927
07/31/1994	13,719	14,156
08/31/1994	14,265	14,944
09/30/1994	13,912	14,894
10/31/1994	13,649	14,834
11/30/1994	13,328	14,234
12/31/1994	13,642	14,615
01/31/1995	13,712	14,431
02/28/1995	14,322	15,031
03/31/1995	14,404	15,289
04/30/1995	14,735	15,629
05/31/1995	15,087	15,897
06/30/1995	15,564	16,722
07/31/1995	16,333	17,685
08/31/1995	16,650	18,051
09/30/1995	16,966	18,374
10/31/1995	16,298	17,552
11/30/1995	16,964	18,289
12/31/1995	17,051	18,772
01/31/1996	16,966	18,751
02/29/1996	17,330	19,336
03/31/1996	17,854	19,729
04/30/1996	18,457	20,784
05/31/1996	19,048	21,603
06/30/1996	18,912	20,716
07/31/1996	17,867	18,907
08/31/1996	18,714	20,005
09/30/1996	19,281	20,787
10/31/1996	19,647	20,466
11/30/1996	20,944	21,309
12/31/1996	21,693	21,868
01/31/1997	22,396	22,305
02/28/1997	22,484	21,764
03/31/1997	21,625	20,737
04/30/1997	21,839	20,795
05/31/1997	23,708	23,108
06/30/1997	24,867	24,099
07/31/1997	26,136	25,220
08/31/1997	26,836	25,798
09/30/1997	28,795	27,686
10/31/1997	28,297	26,471
11/30/1997	28,620	26,298
12/31/1997	29,178	26,759
01/31/1998	28,673	26,336
02/28/1998	30,465	28,285
03/31/1998	31,662	29,450
04/30/1998	31,551	29,613
05/31/1998	30,103	28,017
06/30/1998	29,170	28,076
07/31/1998	27,049	25,802
08/31/1998	23,065	20,791
09/30/1998	23,718	22,419
10/31/1998	24,650	23,333
11/30/1998	25,498	24,556
12/31/1998	26,400	26,076
01/31/1999	25,358	26,423
02/28/1999	24,059	24,283
03/31/1999	23,708	24,662
04/30/1999	25,728	26,871
05/31/1999	26,595	27,264
06/30/1999	27,566	28,496
07/31/1999	27,213	27,715
08/31/1999	26,225	26,690
09/30/1999	25,084	26,695
10/31/1999	24,939	26,802
11/30/1999	24,742	28,402
12/31/1999	24,611	31,617
01/31/2000	23,319	31,108
02/29/2000	22,855	36,244
03/31/2000	24,093	33,855
04/30/2000	24,840	31,817
05/31/2000	25,235	29,962
06/30/2000	25,016	32,575
07/31/2000	25,691	31,526
08/31/2000	26,857	33,931
09/30/2000	27,217	32,934
10/31/2000	27,367	31,465
11/30/2000	26,885	28,234
12/31/2000	29,821	30,659
01/31/2001	30,599	32,256
02/28/2001	31,199	30,140
03/31/2001	31,081	28,666
04/30/2001	32,252	30,908
05/31/2001	33,568	31,668
06/30/2001	34,471	32,761
07/31/2001	33,996	30,989
08/31/2001	34,200	29,988
09/30/2001	30,951	25,951
10/31/2001	31,761	27,469
11/30/2001	33,324	29,596
12/31/2001	35,384	31,422
01/31/2002	35,334	31,095
02/28/2002	35,970	30,243
03/31/2002	38,959	32,674
04/30/2002	40,077	32,972
05/31/2002	39,580	31,508
06/30/2002	39,228	29,945
07/31/2002	35,439	25,423
08/31/2002	36,211	25,360
09/30/2002	34,723	23,539
10/31/2002	35,334	24,294
11/30/2002	36,267	26,462
12/31/2002	36,292	24,988
01/31/2003	35,526	24,295
02/28/2003	34,727	23,562
03/31/2003	34,616	23,866
04/30/2003	36,873	26,128
05/31/2003	39,642	28,932
06/30/2003	39,916	29,455
07/31/2003	41,153	31,299
08/31/2003	42,211	32,733
09/30/2003	41,375	32,127
10/31/2003	43,833	34,826
11/30/2003	45,034	36,062
12/31/2003	47,290	36,794
01/31/2004	48,089	38,391
02/29/2004	49,522	38,737
03/31/2004	50,151	39,097
04/30/2004	48,295	37,103
05/31/2004	48,889	37,693
06/30/2004	51,510	39,280

PIMCO Funds Annual Report  |  06.30.04  13

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Class D Shares returned 18.00% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered solid absolute performance over the period, it lagged its benchmark index. A large underweight in technology contributed to this relative performance. Technology performed particularly well in 2003 and into early 2004, riding the speculative wave. Overall, the sector outperformed the broad market for the one-year period.

•	Relative performance was also hindered by an underweight to consumer discretionary stocks. These stocks were helped by the economic recovery. The Fund also saw disappointing results from holdings in this sector, including media companies Clear Channel Communications and Viacom.

•	Overweighting in the financial and basic materials sectors benefited the Fund’s relative performance. Strong stock selection in this area made a further contribution. Names that meaningfully helped performance include Countrywide Financial, Vornado Realty, Freeport McMoRan, Caterpillar, and Tyco International.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Fund Class D	18.00%	4.06%	—	12.97%
S&P 500 Index	19.11%	–2.20%	—	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,006.80	$1,025.00
Expenses Paid During Period	$6.74	$6.80

Expenses are equal to the expense ratio of 1.35% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	PEA Growth & Income Fund Share Class D	S&P 500 Index
12/31/1994	10,000	10,000
01/31/1995	9,817	10,259
02/28/1995	10,374	10,659
03/31/1995	10,729	10,974
04/30/1995	10,875	11,297
05/31/1995	10,851	11,748
06/30/1995	11,676	12,021
07/31/1995	12,380	12,420
08/31/1995	12,377	12,451
09/30/1995	12,712	12,977
10/31/1995	12,892	12,930
11/30/1995	13,038	13,498
12/31/1995	13,119	13,758
01/31/1996	13,022	14,226
02/29/1996	13,439	14,358
03/31/1996	13,936	14,496
04/30/1996	14,699	14,710
05/31/1996	15,380	15,089
06/30/1996	15,006	15,147
07/31/1996	13,323	14,478
08/31/1996	14,106	14,783
09/30/1996	15,043	15,615
10/31/1996	15,038	16,046
11/30/1996	15,769	17,258
12/31/1996	15,329	16,917
01/31/1997	15,698	17,974
02/28/1997	15,028	18,114
03/31/1997	14,403	17,370
04/30/1997	14,772	18,407
05/31/1997	15,993	19,528
06/30/1997	16,385	20,403
07/31/1997	17,734	22,026
08/31/1997	18,055	20,792
09/30/1997	19,192	21,931
10/31/1997	17,902	21,198
11/30/1997	17,920	22,180
12/31/1997	17,746	22,560
01/31/1998	17,409	22,810
02/28/1998	18,901	24,455
03/31/1998	19,856	25,707
04/30/1998	20,559	25,966
05/31/1998	19,765	25,520
06/30/1998	21,285	26,556
07/31/1998	20,680	26,273
08/31/1998	17,214	22,475
09/30/1998	18,812	23,915
10/31/1998	18,947	25,860
11/30/1998	20,073	27,427
12/31/1998	22,965	29,008
01/31/1999	23,735	30,221
02/28/1999	22,175	29,281
03/31/1999	23,836	30,453
04/30/1999	25,083	31,632
05/31/1999	24,448	30,885
06/30/1999	26,123	32,600
07/31/1999	25,752	31,582
08/31/1999	25,973	31,425
09/30/1999	24,812	30,564
10/31/1999	26,549	32,498
11/30/1999	30,593	33,159
12/31/1999	34,732	35,112
01/31/2000	34,301	33,349
02/29/2000	39,776	32,717
03/31/2000	41,649	35,917
04/30/2000	39,329	34,837
05/31/2000	37,158	34,122
06/30/2000	38,853	34,963
07/31/2000	39,230	34,416
08/31/2000	42,670	36,554
09/30/2000	42,790	34,624
10/31/2000	41,921	34,478
11/30/2000	39,708	31,759
12/31/2000	41,447	31,915
01/31/2001	41,811	33,047
02/28/2001	38,195	30,034
03/31/2001	35,758	28,131
04/30/2001	38,887	30,317
05/31/2001	39,455	30,520
06/30/2001	37,462	29,777
07/31/2001	35,716	29,484
08/31/2001	32,952	27,639
09/30/2001	29,215	25,407
10/31/2001	29,420	25,891
11/30/2001	30,558	27,878
12/31/2001	31,065	28,122
01/31/2002	30,534	27,711
02/28/2002	30,495	27,177
03/31/2002	31,556	28,199
04/30/2002	30,738	26,490
05/31/2002	30,493	26,294
06/30/2002	28,492	24,421
07/31/2002	26,164	22,518
08/31/2002	26,450	22,667
09/30/2002	24,164	20,203
10/31/2002	24,817	21,982
11/30/2002	25,594	23,274
12/31/2002	24,823	21,907
01/31/2003	24,203	21,333
02/28/2003	23,748	21,013
03/31/2003	23,838	21,216
04/30/2003	25,328	22,965
05/31/2003	26,404	24,174
06/30/2003	27,014	24,483
07/31/2003	27,719	24,914
08/31/2003	28,010	25,400
09/30/2003	27,817	25,131
10/31/2003	29,480	26,552
11/30/2003	29,937	26,786
12/31/2003	31,659	28,191
01/31/2004	32,159	28,708
02/29/2004	32,744	29,107
03/31/2004	32,603	28,668
04/30/2004	31,009	28,218
05/31/2004	31,177	28,605
06/30/2004	31,875	29,161

14  PIMCO Funds Annual Report   |  06.30.04

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class D Shares returned 19.31% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund outperformed its benchmark over the fiscal year, due in large part to sector allocation. For example, the Fund’s overweight in technology contributed to relative performance, as the technology sector outpaced the broad market for the year. Within technology the Fund saw several holdings post double-digit gains, including Cisco Systems, Intel and Dell.

•	An overweight to healthcare also helped relative performance. Strong holdings in this sector included Stryker, a medical equipment manufacturer, and UnitedHealth, an HMO.

•	Relative performance was hindered during the period by an underweight to energy. Energy stocks were supported during the period by rising crude oil prices. The Fund’s limited exposure to the sector performed well, including its position in Schlumberger, one of the world’s largest oil services companies.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund Class D	19.31%	–6.08%	7.92%	12.13%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	9.58%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,039.60	$1,025.00
Expenses Paid During Period	$5.83	$5.79

Expenses are equal to the expense ratio of 1.15% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value For periods ended 6/30/04

	PEA Growth Fund Share Class D	S&P 500 Index
02/29/1984	10,000	10,000
03/31/1984	10,257	10,180
04/30/1984	10,324	10,251
05/31/1984	9,970	9,708
06/30/1984	10,207	9,912
07/31/1984	10,284	9,763
08/31/1984	11,110	10,866
09/30/1984	11,036	10,877
10/31/1984	11,134	10,910
11/30/1984	11,057	10,801
12/31/1984	11,283	11,082
01/31/1985	12,087	11,947
02/28/1985	12,189	12,095
03/31/1985	12,239	12,104
04/30/1985	12,182	12,093
05/31/1985	12,837	12,790
06/30/1985	13,205	12,976
07/31/1985	13,224	12,958
08/31/1985	13,157	12,848
09/30/1985	12,780	12,449
10/31/1985	13,306	13,022
11/30/1985	14,041	13,920
12/31/1985	14,836	14,588
01/31/1986	15,186	14,670
02/28/1986	16,414	15,768
03/31/1986	17,182	16,647
04/30/1986	17,205	16,459
05/31/1986	17,943	17,335
06/30/1986	18,264	17,628
07/31/1986	17,859	16,642
08/31/1986	18,878	17,877
09/30/1986	17,747	16,399
10/31/1986	18,608	17,345
11/30/1986	18,938	17,767
12/31/1986	18,409	17,313
01/31/1987	20,885	19,646
02/28/1987	22,249	20,422
03/31/1987	22,683	21,012
04/30/1987	22,642	20,825
05/31/1987	22,866	21,006
06/30/1987	23,859	22,067
07/31/1987	24,698	23,186
08/31/1987	25,415	24,050
09/30/1987	25,305	23,524
10/31/1987	19,569	18,457
11/30/1987	18,232	16,936
12/31/1987	19,959	18,225
01/31/1988	19,739	18,992
02/29/1988	20,975	19,877
03/31/1988	20,694	19,263
04/30/1988	20,878	19,477
05/31/1988	21,062	19,646
06/30/1988	22,317	20,548
07/31/1988	21,911	20,470
08/31/1988	20,771	19,774
09/30/1988	21,735	20,616
10/31/1988	21,890	21,189
11/30/1988	21,498	20,886
12/31/1988	21,992	21,252
01/31/1989	23,448	22,807
02/28/1989	23,007	22,239
03/31/1989	23,994	22,758
04/30/1989	25,736	23,939
05/31/1989	27,654	24,908
06/30/1989	27,305	24,766
07/31/1989	29,659	27,003
08/31/1989	30,563	27,532
09/30/1989	31,166	27,419
10/31/1989	30,221	26,783
11/30/1989	30,841	27,329
12/31/1989	30,449	27,985
01/31/1990	28,223	26,107
02/28/1990	28,932	26,444
03/31/1990	29,661	27,145
04/30/1990	29,492	26,466
05/31/1990	32,624	29,047
06/30/1990	33,188	28,849
07/31/1990	32,597	28,757
08/31/1990	30,198	26,157
09/30/1990	28,888	24,883
10/31/1990	28,838	24,776
11/30/1990	30,306	26,377
12/31/1990	30,770	27,113
01/31/1991	32,272	28,295
02/28/1991	34,682	30,318
03/31/1991	35,674	31,052
04/30/1991	35,335	31,126
05/31/1991	37,279	32,471
06/30/1991	35,433	30,984
07/31/1991	37,843	32,428
08/31/1991	39,739	33,196
09/30/1991	39,306	32,642
10/31/1991	40,615	33,079
11/30/1991	39,031	31,746
12/31/1991	43,976	35,378
01/31/1992	42,942	34,720
02/29/1992	43,251	35,171
03/31/1992	42,300	34,485
04/30/1992	42,059	35,499
05/31/1992	42,719	35,673
06/30/1992	41,395	35,142
07/31/1992	42,691	36,578
08/31/1992	41,081	35,829
09/30/1992	42,338	36,250
10/31/1992	43,020	36,375
11/30/1992	44,934	37,614
12/31/1992	45,226	38,075
01/31/1993	46,371	38,394
02/28/1993	45,406	38,917
03/31/1993	46,446	39,738
04/30/1993	44,388	38,778
05/31/1993	46,674	39,815
06/30/1993	47,085	39,932
07/31/1993	47,137	39,771
08/31/1993	48,730	41,280
09/30/1993	49,836	40,963
10/31/1993	49,697	41,811
11/30/1993	48,852	41,412
12/31/1993	49,809	41,913
01/31/1994	52,170	43,338
02/28/1994	51,221	42,162
03/31/1994	48,921	40,324
04/30/1994	48,251	40,841
05/31/1994	49,100	41,511
06/30/1994	47,892	40,493
07/31/1994	49,070	41,823
08/31/1994	51,514	43,538
09/30/1994	50,468	42,474
10/31/1994	52,330	43,428
11/30/1994	49,850	41,846
12/31/1994	49,810	42,467
01/31/1995	50,164	43,568
02/28/1995	51,664	45,266
03/31/1995	52,816	46,602
04/30/1995	54,543	47,974
05/31/1995	56,250	49,892
06/30/1995	58,506	51,051
07/31/1995	60,542	52,743
08/31/1995	61,080	52,876
09/30/1995	62,418	55,107
10/31/1995	62,637	54,910
11/30/1995	64,228	57,321
12/31/1995	63,958	58,425
01/31/1996	66,855	60,414
02/29/1996	68,085	60,974
03/31/1996	68,187	61,561
04/30/1996	69,053	62,468
05/31/1996	70,628	64,079
06/30/1996	69,710	64,324
07/31/1996	65,659	61,482
08/31/1996	67,347	62,778
09/30/1996	72,452	66,312
10/31/1996	73,640	68,140
11/30/1996	77,896	73,291
12/31/1996	75,723	71,839
01/31/1997	79,373	76,328
02/28/1997	77,190	76,926
03/31/1997	73,045	73,765
04/30/1997	76,135	78,169
05/31/1997	81,693	82,928
06/30/1997	83,972	86,643
07/31/1997	92,856	93,537
08/31/1997	87,034	88,297
09/30/1997	92,674	93,133
10/31/1997	90,033	90,023
11/30/1997	90,816	94,190
12/31/1997	92,932	95,807
01/31/1998	95,014	96,867
02/28/1998	102,235	103,853
03/31/1998	109,156	109,171
04/30/1998	111,252	110,269
05/31/1998	109,761	108,374
06/30/1998	118,410	112,776
07/31/1998	116,303	111,575
08/31/1998	95,287	95,444
09/30/1998	103,748	101,558
10/31/1998	107,960	109,818
11/30/1998	116,133	116,474
12/31/1998	130,046	123,186
01/31/1999	140,111	128,337
02/28/1999	134,254	124,349
03/31/1999	140,779	129,324
04/30/1999	137,218	134,332
05/31/1999	130,096	131,161
06/30/1999	140,504	138,440
07/31/1999	134,588	134,118
08/31/1999	134,898	133,450
09/30/1999	134,264	129,796
10/31/1999	145,247	138,010
11/30/1999	155,007	140,816
12/31/1999	183,188	149,110
01/31/2000	175,549	141,621
02/29/2000	193,613	138,938
03/31/2000	202,693	152,530
04/30/2000	184,471	147,940
05/31/2000	169,068	144,904
06/30/2000	185,805	148,476
07/31/2000	189,819	146,154
08/31/2000	209,066	155,232
09/30/2000	192,341	147,037
10/31/2000	178,069	146,415
11/30/2000	152,463	134,872
12/31/2000	157,098	135,531
01/31/2001	154,836	140,340
02/28/2001	134,661	127,544
03/31/2001	120,144	119,464
04/30/2001	132,459	128,747
05/31/2001	129,916	129,610
06/30/2001	125,642	126,455
07/31/2001	122,287	125,210
08/31/2001	112,516	117,372
09/30/2001	101,816	107,895
10/31/2001	103,781	109,952
11/30/2001	112,104	118,387
12/31/2001	111,398	119,424
01/31/2002	109,415	117,682
02/28/2002	106,154	115,412
03/31/2002	110,878	119,753
04/30/2002	104,403	112,493
05/31/2002	102,305	111,664
06/30/2002	93,271	103,709
07/31/2002	85,753	95,627
08/31/2002	86,748	96,258
09/30/2002	77,830	85,797
10/31/2002	83,076	93,349
11/30/2002	83,948	98,838
12/31/2002	78,878	93,031
01/31/2003	76,953	90,594
02/28/2003	75,791	89,235
03/31/2003	76,663	90,099
04/30/2003	81,500	97,525
05/31/2003	84,589	102,661
06/30/2003	86,044	103,971
07/31/2003	88,780	105,804
08/31/2003	90,059	107,867
09/30/2003	88,312	106,722
10/31/2003	94,838	112,759
11/30/2003	96,004	113,751
12/31/2003	98,741	119,717
01/31/2004	102,651	121,914
02/29/2004	103,821	123,609
03/31/2004	102,658	121,744
04/30/2004	98,757	119,833
05/31/2004	100,624	121,477
06/30/2004	102,666	123,839

PIMCO Funds Annual Report  |  06.30.04  15

A GROWTH STOCK FUND

PIMCO PEA Renaissance Fund

•	PIMCO PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ending June 30, 2004, the Fund’s Class D Shares posted a return of 43.74%, outperforming the 30.81% gain by the Russell Mid-Cap Value Index for the same period. The Lipper Mid-Cap Value Fund Average rose 30.90% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, returning 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to more cyclical technology stocks, such as semiconductors. Examples of stocks in this category included Micron Technology and Teradyne, both of which posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in basic materials. The improving economy led to increased demand for materials, supporting stocks in this sector. Two names in particular contributed to performance: chemical manufacturer Eastman Chemical and crop nutrient producer IMC Global.

•	The Fund’s underweighting in consumer discretionary stocks detracted from performance during the period.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (4/18/88)
PIMCO PEA Renaissance Fund Class D	43.74%	15.36%	19.04%	14.97%
Russell Mid-Cap Value Index	30.81%	8.62%	14.18%	—
Lipper Mid-Cap Value Fund Average	30.90%	10.14%	12.94%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,072.30	$1,025.00
Expenses Paid During Period	$6.44	$6.29

Expenses are equal to the expense ratio of 1.25% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	PEA Renaissance Fund Share Class D	Russell Mid-Cap Value Index
04/30/1988	10,000	10,000
05/31/1988	10,000	10,071
06/30/1988	10,232	10,718
07/31/1988	10,200	10,641
08/31/1988	10,062	10,524
09/30/1988	10,211	10,842
10/31/1988	10,329	10,967
11/30/1988	10,275	10,705
12/31/1988	10,614	10,885
01/31/1989	10,932	11,543
02/28/1989	10,877	11,567
03/31/1989	10,976	11,794
04/30/1989	11,264	12,285
05/31/1989	11,586	12,763
06/30/1989	11,674	12,810
07/31/1989	11,898	13,626
08/31/1989	12,269	14,032
09/30/1989	12,122	13,817
10/31/1989	11,895	13,111
11/30/1989	11,883	13,198
12/31/1989	11,886	13,355
01/31/1990	11,304	12,407
02/28/1990	11,304	12,656
03/31/1990	11,597	12,801
04/30/1990	11,247	12,104
05/31/1990	11,948	13,084
06/30/1990	11,896	12,804
07/31/1990	11,567	12,443
08/31/1990	10,780	11,180
09/30/1990	10,011	10,303
10/31/1990	9,600	9,885
11/30/1990	9,934	10,762
12/31/1990	10,118	11,208
01/31/1991	10,444	11,908
02/28/1991	11,070	12,858
03/31/1991	11,338	13,288
04/30/1991	11,457	13,520
05/31/1991	12,062	14,132
06/30/1991	11,639	13,568
07/31/1991	12,064	14,220
08/31/1991	12,555	14,633
09/30/1991	12,757	14,502
10/31/1991	13,025	14,781
11/30/1991	12,623	14,088
12/31/1991	13,583	15,457
01/31/1992	13,827	15,854
02/29/1992	14,098	16,446
03/31/1992	13,833	16,196
04/30/1992	13,847	16,609
05/31/1992	13,997	16,763
06/30/1992	13,839	16,634
07/31/1992	14,154	17,301
08/31/1992	13,976	16,796
09/30/1992	14,120	17,132
10/31/1992	14,092	17,490
11/30/1992	14,451	18,226
12/31/1992	14,749	18,808
01/31/1993	14,985	19,283
02/28/1993	14,860	19,700
03/31/1993	15,425	20,383
04/30/1993	15,299	20,025
05/31/1993	15,663	20,475
06/30/1993	15,979	20,901
07/31/1993	16,345	21,131
08/31/1993	17,400	21,852
09/30/1993	17,690	21,795
10/31/1993	17,944	21,549
11/30/1993	17,492	21,051
12/31/1993	18,024	21,745
01/31/1994	18,545	22,378
02/28/1994	18,342	21,980
03/31/1994	17,332	21,129
04/30/1994	17,215	21,440
05/31/1994	17,143	21,468
06/30/1994	16,742	21,073
07/31/1994	17,165	21,916
08/31/1994	17,969	22,729
09/30/1994	17,948	22,017
10/31/1994	17,904	21,997
11/30/1994	17,170	21,027
12/31/1994	17,237	21,282
01/31/1995	17,281	21,882
02/28/1995	17,665	22,987
03/31/1995	18,145	23,419
04/30/1995	18,486	23,916
05/31/1995	18,531	24,877
06/30/1995	18,998	25,449
07/31/1995	19,937	26,337
08/31/1995	20,160	26,854
09/30/1995	20,813	27,469
10/31/1995	20,873	26,933
11/30/1995	21,874	28,406
12/31/1995	22,144	28,716
01/31/1996	22,905	29,414
02/29/1996	23,206	29,693
03/31/1996	23,395	30,320
04/30/1996	23,792	30,577
05/31/1996	24,348	30,868
06/30/1996	24,400	30,902
07/31/1996	23,364	29,431
08/31/1996	24,272	30,664
09/30/1996	25,474	31,789
10/31/1996	26,352	32,625
11/30/1996	27,692	34,674
12/31/1996	27,753	34,529
01/31/1997	28,763	35,613
02/28/1997	28,616	36,215
03/31/1997	27,894	35,114
04/30/1997	29,070	35,999
05/31/1997	30,871	38,119
06/30/1997	32,485	39,533
07/31/1997	35,353	42,466
08/31/1997	34,507	41,970
09/30/1997	37,023	44,572
10/31/1997	35,313	43,217
11/30/1997	36,692	44,673
12/31/1997	37,726	46,384
01/31/1998	37,749	45,484
02/28/1998	40,601	48,523
03/31/1998	42,184	51,022
04/30/1998	43,142	50,736
05/31/1998	42,250	49,549
06/30/1998	42,563	49,707
07/31/1998	41,694	47,187
08/31/1998	34,294	40,553
09/30/1998	35,497	42,921
10/31/1998	37,034	45,702
11/30/1998	39,375	47,306
12/31/1998	42,115	48,744
01/31/1999	44,760	47,609
02/28/1999	42,576	46,561
03/31/1999	44,505	47,227
04/30/1999	46,765	51,699
05/31/1999	45,353	51,917
06/30/1999	46,818	52,508
07/31/1999	47,047	51,196
08/31/1999	45,556	49,424
09/30/1999	42,139	46,923
10/31/1999	41,882	48,308
11/30/1999	43,373	47,424
12/31/1999	46,284	48,695
01/31/2000	44,312	45,783
02/29/2000	41,498	43,869
03/31/2000	46,739	49,186
04/30/2000	48,422	49,383
05/31/2000	50,005	50,232
06/30/2000	48,485	48,358
07/31/2000	49,746	49,490
08/31/2000	53,626	52,524
09/30/2000	54,854	53,028
10/31/2000	57,964	54,035
11/30/2000	58,190	53,333
12/31/2000	63,788	58,037
01/31/2001	65,695	57,828
02/28/2001	66,287	57,585
03/31/2001	63,032	55,984
04/30/2001	66,215	59,063
05/31/2001	67,043	60,741
06/30/2001	67,043	59,927
07/31/2001	68,565	59,687
08/31/2001	68,839	58,595
09/30/2001	62,850	53,005
10/31/2001	65,722	53,286
11/30/2001	72,991	57,016
12/31/2001	76,159	59,382
01/31/2002	76,197	59,982
02/28/2002	75,755	60,953
03/31/2002	81,770	64,068
04/30/2002	79,669	64,023
05/31/2002	79,374	63,927
06/30/2002	70,698	61,076
07/31/2002	59,994	55,097
08/31/2002	58,519	55,736
09/30/2002	48,225	50,107
10/31/2002	51,953	51,700
11/30/2002	60,291	54,957
12/31/2002	56,264	53,649
01/31/2003	52,714	52,163
02/28/2003	50,668	51,297
03/31/2003	50,091	51,472
04/30/2003	56,112	55,383
05/31/2003	64,411	60,257
06/30/2003	66,536	60,679
07/31/2003	70,475	62,566
08/31/2003	75,648	64,787
09/30/2003	74,642	64,282
10/31/2003	79,927	69,000
11/30/2003	82,708	71,001
12/31/2003	89,192	74,068
01/31/2004	91,815	76,024
02/29/2004	93,394	77,901
03/31/2004	92,852	78,026
04/30/2004	90,308	74,726
05/31/2004	92,430	76,639
06/30/2004	95,638	79,375

16  PIMCO Funds Annual Report   |  06.30.04

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PIMCO PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class D Shares returned 28.64% for the year ended June 30, 2004, compared to a 27.33% return for the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund outperformed its index over the reporting period. Stock selection in technology contributed to this relative performance. Examples of strong holdings in this sector include Mercury Interactive, an application management and IT-governance software company, and Marvell Technology, a semiconductor manufacturer. Both of these companies benefited from the improving economy and increased corporate spending on technology.

•	Stock selection in consumer discretionary also contributed to relative performance. The improving economy led to an increase in leisure travel, benefiting Fund holding Royal Caribbean Cruises. Coach, a high-end leather goods retailer, was another Fund holding in this sector that performed well.

•	An underweighting in the materials sector hindered the Fund’s relative performance. Materials companies were up on increased demand for building and construction.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/17/92)
PIMCO PEA Target Fund Class D	28.64%	4.09%	12.58%	12.56%
Russell Mid-Cap Growth Index	27.33%	0.49%	10.88%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,071.80	$1,025.00
Expenses Paid During Period	$6.18	$6.04

Expenses are equal to the expense ratio of 1.20% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	PEA Target Fund Share Class D	Russell Mid-Cap Growth Index
12/31/1992	10,000	10,000
01/31/1993	10,129	10,118
02/28/1993	10,069	9,806
03/31/1993	10,564	10,091
04/30/1993	10,316	9,676
05/31/1993	10,979	10,133
06/30/1993	11,295	10,091
07/31/1993	11,601	10,059
08/31/1993	12,442	10,643
09/30/1993	12,580	10,771
10/31/1993	12,680	10,944
11/30/1993	12,066	10,689
12/31/1993	12,550	11,118
01/31/1994	12,870	11,404
02/28/1994	12,641	11,306
03/31/1994	12,241	10,773
04/30/1994	12,531	10,747
05/31/1994	12,282	10,764
06/30/1994	11,832	10,301
07/31/1994	12,561	10,586
08/31/1994	13,270	11,217
09/30/1994	13,111	11,032
10/31/1994	13,370	11,223
11/30/1994	12,892	10,728
12/31/1994	13,037	10,878
01/31/1995	12,784	11,009
02/28/1995	13,523	11,594
03/31/1995	13,998	12,054
04/30/1995	14,160	12,156
05/31/1995	14,119	12,455
06/30/1995	15,191	13,021
07/31/1995	16,181	13,840
08/31/1995	16,141	13,993
09/30/1995	16,586	14,305
10/31/1995	16,819	13,943
11/30/1995	17,000	14,566
12/31/1995	17,107	14,573
01/31/1996	16,938	14,831
02/29/1996	17,502	15,392
03/31/1996	18,009	15,514
04/30/1996	18,822	16,263
05/31/1996	19,793	16,595
06/30/1996	19,421	16,093
07/31/1996	17,242	14,845
08/31/1996	18,111	15,648
09/30/1996	19,319	16,641
10/31/1996	19,342	16,447
11/30/1996	20,121	17,415
12/31/1996	19,948	17,123
01/31/1997	20,587	17,880
02/28/1997	19,706	17,486
03/31/1997	18,978	16,498
04/30/1997	19,195	16,902
05/31/1997	20,792	18,417
06/30/1997	21,482	18,927
07/31/1997	22,964	20,738
08/31/1997	23,463	20,535
09/30/1997	24,779	21,574
10/31/1997	23,426	20,493
11/30/1997	23,389	20,709
12/31/1997	23,220	20,980
01/31/1998	22,700	20,602
02/28/1998	24,627	22,539
03/31/1998	25,950	23,483
04/30/1998	26,803	23,803
05/31/1998	25,613	22,824
06/30/1998	27,388	23,470
07/31/1998	26,449	22,466
08/31/1998	21,741	18,177
09/30/1998	23,785	19,551
10/31/1998	23,901	20,990
11/30/1998	25,343	22,407
12/31/1998	28,822	24,728
01/31/1999	29,252	25,470
02/28/1999	27,625	24,225
03/31/1999	29,216	25,574
04/30/1999	30,058	26,740
05/31/1999	29,216	26,395
06/30/1999	31,685	28,238
07/31/1999	31,203	27,340
08/31/1999	31,687	27,055
09/30/1999	31,310	26,825
10/31/1999	34,244	28,899
11/30/1999	39,288	31,893
12/31/1999	47,923	37,417
01/31/2000	49,241	37,409
02/29/2000	67,199	45,273
03/31/2000	64,740	45,318
04/30/2000	58,421	40,918
05/31/2000	53,134	37,935
06/30/2000	60,318	41,960
07/31/2000	60,607	39,303
08/31/2000	70,292	45,230
09/30/2000	67,347	43,019
10/31/2000	60,235	40,076
11/30/2000	48,110	31,368
12/31/2000	52,536	33,021
01/31/2001	51,501	34,906
02/28/2001	44,554	28,867
03/31/2001	39,002	24,737
04/30/2001	43,647	28,860
05/31/2001	43,582	28,724
06/30/2001	43,538	28,739
07/31/2001	41,235	26,802
08/31/2001	37,648	24,859
09/30/2001	31,760	20,750
10/31/2001	33,475	22,930
11/30/2001	36,203	25,400
12/31/2001	37,488	26,365
01/31/2002	36,450	25,508
02/28/2002	33,359	24,062
03/31/2002	35,794	25,898
04/30/2002	34,666	24,528
05/31/2002	33,200	23,797
06/30/2002	30,019	21,170
07/31/2002	26,975	19,112
08/31/2002	26,592	19,045
09/30/2002	24,494	17,533
10/31/2002	25,599	18,892
11/30/2002	27,268	20,371
12/31/2002	25,215	19,141
01/31/2003	25,396	18,953
02/28/2003	25,058	18,788
03/31/2003	25,058	19,138
04/30/2003	26,795	20,441
05/31/2003	29,322	22,407
06/30/2003	30,090	22,728
07/31/2003	31,510	23,539
08/31/2003	33,158	24,836
09/30/2003	31,984	24,354
10/31/2003	35,052	26,317
11/30/2003	35,977	27,022
12/31/2003	36,114	27,317
01/31/2004	37,714	28,218
02/29/2004	38,547	28,693
03/31/2004	38,389	28,638
04/30/2004	36,946	27,830
05/31/2004	37,781	28,487
06/30/2004	38,706	28,940

PIMCO Funds Annual Report  |  06.30.04  17

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ended June 30, 2004, the Fund’s Class D Shares delivered a return of 35.58%, outperforming the Russell 1000 Value Index, which gained 21.13%. The Lipper Large-Cap Value Fund Average rose 19.19% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to cyclical technology stocks such as semiconductors, which benefited from the global economic recovery. Semiconductor holdings such as Micron Technology and Agilent posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in industrials stocks, which also benefited from the economic recovery. As the business environment improved, demand for industrial products grew. In particular, Fund holdings Boeing, Tyco and Honeywell all saw their stock prices increase significantly during the year.

•	The Fund’s underweighting in the energy sector detracted from performance during the period, as energy stocks were supported by high crude oil prices.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Fund Class D	35.58%	10.97%	15.78%	14.35%
Russell 1000 Value Index	21.13%	1.87%	12.64%	—
Lipper Large-Cap Value Fund Average	19.19%	0.52%	10.25%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,100.10	$1,025.00
Expenses Paid During Period	$5.74	$5.54

Expenses are equal to the expense ratio of 1.10% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	PEA Value Fund Share Class D	Russell 1000 Value Index
12/31/1991	10,000	10,000
01/31/1992	10,286	10,016
02/29/1992	10,630	10,261
03/31/1992	10,388	10,112
04/30/1992	10,432	10,548
05/31/1992	10,338	10,600
06/30/1992	10,115	10,534
07/31/1992	10,470	10,941
08/31/1992	10,164	10,606
09/30/1992	10,302	10,753
10/31/1992	10,364	10,763
11/30/1992	10,918	11,116
12/31/1992	11,269	11,381
01/31/1993	11,503	11,712
02/28/1993	11,624	12,124
03/31/1993	11,983	12,481
04/30/1993	11,770	12,321
05/31/1993	11,933	12,569
06/30/1993	12,012	12,846
07/31/1993	11,951	12,990
08/31/1993	12,596	13,459
09/30/1993	12,624	13,480
10/31/1993	13,057	13,471
11/30/1993	12,921	13,193
12/31/1993	13,066	13,444
01/31/1994	13,668	13,952
02/28/1994	13,442	13,475
03/31/1994	12,716	12,974
04/30/1994	12,558	13,223
05/31/1994	12,553	13,375
06/30/1994	12,261	13,055
07/31/1994	12,769	13,461
08/31/1994	13,304	13,848
09/30/1994	12,895	13,388
10/31/1994	13,029	13,575
11/30/1994	12,370	13,026
12/31/1994	12,484	13,176
01/31/1995	12,820	13,582
02/28/1995	13,389	14,119
03/31/1995	13,754	14,429
04/30/1995	14,122	14,885
05/31/1995	14,655	15,511
06/30/1995	14,907	15,721
07/31/1995	15,559	16,269
08/31/1995	15,747	16,498
09/30/1995	16,179	17,095
10/31/1995	16,221	16,925
11/30/1995	16,915	17,783
12/31/1995	17,273	18,229
01/31/1996	17,762	18,797
02/29/1996	18,147	18,940
03/31/1996	18,289	19,262
04/30/1996	18,524	19,336
05/31/1996	18,894	19,577
06/30/1996	18,806	19,593
07/31/1996	17,789	18,853
08/31/1996	18,477	19,392
09/30/1996	18,977	20,163
10/31/1996	19,243	20,942
11/30/1996	20,889	22,461
12/31/1996	20,706	22,174
01/31/1997	21,397	23,249
02/28/1997	21,756	23,591
03/31/1997	20,989	22,742
04/30/1997	21,811	23,698
05/31/1997	23,093	25,023
06/30/1997	23,674	26,096
07/31/1997	25,233	28,059
08/31/1997	24,697	27,060
09/30/1997	26,177	28,695
10/31/1997	24,853	27,894
11/30/1997	25,454	29,127
12/31/1997	26,030	29,978
01/31/1998	26,129	29,555
02/28/1998	27,676	31,544
03/31/1998	28,792	33,475
04/30/1998	28,234	33,698
05/31/1998	28,108	33,200
06/30/1998	28,151	33,625
07/31/1998	26,963	33,034
08/31/1998	23,094	28,118
09/30/1998	24,417	29,732
10/31/1998	26,568	32,036
11/30/1998	28,085	33,529
12/31/1998	28,596	34,669
01/31/1999	27,901	34,947
02/28/1999	26,838	34,454
03/31/1999	26,774	35,167
04/30/1999	29,585	38,452
05/31/1999	30,384	38,029
06/30/1999	31,526	39,132
07/31/1999	31,176	37,985
08/31/1999	30,868	36,576
09/30/1999	29,973	35,296
10/31/1999	30,056	37,329
11/30/1999	29,582	37,037
12/31/1999	29,706	37,215
01/31/2000	27,918	36,002
02/29/2000	25,235	33,327
03/31/2000	29,103	37,393
04/30/2000	29,027	36,959
05/31/2000	30,284	37,347
06/30/2000	29,297	35,641
07/31/2000	30,715	36,086
08/31/2000	32,622	38,092
09/30/2000	33,506	38,443
10/31/2000	35,832	39,389
11/30/2000	36,298	37,927
12/31/2000	38,813	39,827
01/31/2001	38,840	39,979
02/28/2001	38,968	38,867
03/31/2001	38,423	37,495
04/30/2001	41,174	39,333
05/31/2001	41,796	40,218
06/30/2001	41,796	39,325
07/31/2001	42,807	39,242
08/31/2001	41,352	37,669
09/30/2001	38,391	35,017
10/31/2001	38,625	34,716
11/30/2001	43,090	36,733
12/31/2001	44,719	37,599
01/31/2002	45,247	37,310
02/28/2002	45,278	37,370
03/31/2002	47,741	39,137
04/30/2002	45,044	37,795
05/31/2002	44,986	37,984
06/30/2002	40,240	35,803
07/31/2002	35,608	32,474
08/31/2002	35,551	32,721
09/30/2002	29,074	29,082
10/31/2002	31,301	31,237
11/30/2002	36,137	33,205
12/31/2002	33,499	31,764
01/31/2003	32,634	30,995
02/28/2003	31,156	30,168
03/31/2003	31,218	30,219
04/30/2003	34,300	32,878
05/31/2003	37,997	35,002
06/30/2003	39,137	35,440
07/31/2003	40,432	35,968
08/31/2003	41,973	36,529
09/30/2003	41,385	36,171
10/31/2003	44,005	38,384
11/30/2003	45,237	38,906
12/31/2003	48,232	41,303
01/31/2004	50,677	42,030
02/29/2004	52,010	42,929
03/31/2004	51,422	42,552
04/30/2004	50,461	41,513
05/31/2004	50,985	41,937
06/30/2004	53,061	42,927

18  PIMCO Funds Annual Report   |  06.30.04

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class D Shares returned 11.72% for the one-year period ended June 30, 2004. Although positive in absolute terms, this result trailed the Fund’s benchmark, the S&P 500 Index, which returned 19.11% for the same time period.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. Two sector weightings in particular that hurt relative performance were an overweight in pharmaceuticals and an underweight in semiconductors and instruments.

•	On a security level, the Fund’s performance was hindered by stock selection in the software sector. Two examples are Fund holdings Veritas Software Corp. and Oracle Corp., both of which saw moderate stock price declines over the 12-month period.

•	The Fund’s performance benefited during this time from an overweight in internet software and services, via its holding in Yahoo! Inc., and in hotels, restaurants and leisure. It was also helped by an underweight to telecommunications services. The Fund’s stock picking in biotechnology was another benefit, including its position in Genentech Inc., which appreciated by 56% over the period.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund Class D	11.72%	–3.59%	—	8.24%
S&P 500 Index	19.11%	–2.20%	—	—
Lipper Large-Cap Growth Fund Average	15.56%	–5.36%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,021.10	$1,025.00
Expenses Paid During Period	$6.03	$6.04

Expenses are equal to the expense ratio of 1.20% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	RCM Large-Cap Growth Fund Share Class D	S&P 500 Index
12/31/1996	10,000	10,000
01/31/1997	10,638	10,625
02/28/1997	10,566	10,708
03/31/1997	9,914	10,268
04/30/1997	10,481	10,881
05/31/1997	11,288	11,544
06/30/1997	11,865	12,061
07/31/1997	13,000	13,020
08/31/1997	12,189	12,291
09/30/1997	13,204	12,964
10/31/1997	12,902	12,531
11/30/1997	13,108	13,111
12/31/1997	13,163	13,336
01/31/1998	13,562	13,484
02/28/1998	14,506	14,456
03/31/1998	15,292	15,197
04/30/1998	15,690	15,349
05/31/1998	15,216	15,086
06/30/1998	16,138	15,698
07/31/1998	16,179	15,531
08/31/1998	13,469	13,286
09/30/1998	14,665	14,137
10/31/1998	15,682	15,287
11/30/1998	16,804	16,213
12/31/1998	18,950	17,147
01/31/1999	20,390	17,864
02/28/1999	19,645	17,309
03/31/1999	21,359	18,002
04/30/1999	21,019	18,699
05/31/1999	20,210	18,258
06/30/1999	21,723	19,271
07/31/1999	21,230	18,669
08/31/1999	21,513	18,576
09/30/1999	21,313	18,068
10/31/1999	22,709	19,211
11/30/1999	24,105	19,601
12/31/1999	27,362	20,756
01/31/2000	26,815	19,714
02/29/2000	27,362	19,340
03/31/2000	29,277	21,232
04/30/2000	27,781	20,593
05/31/2000	26,556	20,171
06/30/2000	28,311	20,668
07/31/2000	27,923	20,345
08/31/2000	29,579	21,608
09/30/2000	28,097	20,468
10/31/2000	27,549	20,381
11/30/2000	25,031	18,774
12/31/2000	24,979	18,866
01/31/2001	25,216	19,535
02/28/2001	22,223	17,754
03/31/2001	20,196	16,629
04/30/2001	21,953	17,922
05/31/2001	21,909	18,042
06/30/2001	20,941	17,603
07/31/2001	20,361	17,429
08/31/2001	18,931	16,338
09/30/2001	17,888	15,019
10/31/2001	18,275	15,305
11/30/2001	19,527	16,479
12/31/2001	19,423	16,624
01/31/2002	18,798	16,381
02/28/2002	18,410	16,065
03/31/2002	18,828	16,670
04/30/2002	17,309	15,659
05/31/2002	17,056	15,544
06/30/2002	16,162	14,436
07/31/2002	15,432	13,311
08/31/2002	15,551	13,399
09/30/2002	14,076	11,943
10/31/2002	15,342	12,994
11/30/2002	15,624	13,758
12/31/2002	14,954	12,950
01/31/2003	14,550	12,611
02/28/2003	14,296	12,421
03/31/2003	14,639	12,542
04/30/2003	15,475	13,575
05/31/2003	16,056	14,290
06/30/2003	16,191	14,473
07/31/2003	16,371	14,728
08/31/2003	16,476	15,015
09/30/2003	16,355	14,856
10/31/2003	16,967	15,696
11/30/2003	17,011	15,834
12/31/2003	17,712	16,665
01/31/2004	17,951	16,970
02/29/2004	17,937	17,206
03/31/2004	17,802	16,947
04/30/2004	17,592	16,681
05/31/2004	17,788	16,910
06/30/2004	18,086	17,238

PIMCO Funds Annual Report  |  06.30.04  19

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class D Shares had a total return of 21.84% for the one-year period ended June 30, 2004. This compares to the 27.33% return for its benchmark, the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund’s relative underperformance during the fiscal year can be attributed to sector strategy and stock selection. On the sector level, the Fund’s performance was hurt by an overweight in media and energy, as well as an underweight in semiconductors. Our capital goods overweight and commercial services and supplies underweight helped relative returns.

•	Specific stocks that hindered performance included Cox Radio, a radio station operator and Emulex Corp., a computer storage device company. Specific stocks that helped performance included medical instruments & supplies compan Cytyc Corp., and AdvancePCS, a healthcare company that merged with Caremark Rx, Inc. during the first quarter 2004.

•	Despite underperforming the Index, the Fund delivered strong absolute performance for its shareholders. Several factors contributed to this strength, including our exposure to capital goods and healthcare equipment and supplies. The Fund also benefited from its stock picking in the software sector, including Fund holdings Symantec Corp. and Intuit Inc.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund Class D	21.84%	0.89%	10.76%	15.62%
Russell Mid-Cap Growth Index	27.33%	0.49%	10.88%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,068.10	$1,025.00
Expenses Paid During Period	$6.27	$6.14

Expenses are equal to the expense ratio of 1.22% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	RCM Mid-Cap Fund Share Class D	Russell Mid-Cap Growth Index
11/30/1979	10,000	10,000
12/31/1979	10,311	10,388
01/31/1980	10,782	10,965
02/28/1980	10,378	10,721
03/31/1980	9,228	9,305
04/30/1980	9,639	9,906
05/31/1980	10,433	10,676
06/30/1980	10,871	11,194
07/31/1980	12,469	12,135
08/31/1980	13,116	12,452
09/30/1980	13,825	12,867
10/31/1980	14,285	13,003
11/30/1980	15,296	14,034
12/31/1980	15,035	13,764
01/31/1981	14,684	13,442
02/28/1981	13,526	13,680
03/31/1981	16,868	14,750
04/30/1981	17,388	14,819
05/31/1981	18,481	15,181
06/30/1981	17,788	14,903
07/31/1981	17,484	14,718
08/31/1981	16,641	13,879
09/30/1981	15,886	12,987
10/31/1981	17,387	13,883
11/30/1981	17,714	14,445
12/31/1981	17,430	14,093
01/31/1982	17,157	13,575
02/28/1982	16,769	12,998
03/31/1982	16,715	12,870
04/30/1982	17,865	13,484
05/31/1982	17,699	13,005
06/30/1982	17,628	12,655
07/31/1982	17,694	12,357
08/31/1982	19,155	13,843
09/30/1982	19,743	14,236
10/31/1982	22,191	16,140
11/30/1982	24,100	17,124
12/31/1982	24,548	17,371
01/31/1983	25,940	17,984
02/28/1983	27,649	18,606
03/31/1983	28,733	19,261
04/30/1983	31,201	20,465
05/31/1983	33,052	21,320
06/30/1983	34,400	22,096
07/31/1983	32,797	21,402
08/31/1983	32,046	21,268
09/30/1983	33,302	21,863
10/31/1983	31,844	21,015
11/30/1983	33,283	21,914
12/31/1983	32,724	21,509
01/31/1984	31,205	20,898
02/29/1984	29,605	19,767
03/31/1984	30,188	20,096
04/30/1984	30,306	19,874
05/31/1984	29,190	18,754
06/30/1984	30,495	19,339
07/31/1984	29,675	18,772
08/31/1984	32,518	21,117
09/30/1984	31,994	21,216
10/31/1984	31,953	21,299
11/30/1984	31,358	21,209
12/31/1984	31,829	21,816
01/31/1985	35,393	23,886
02/28/1985	36,827	24,314
03/31/1985	36,197	24,175
04/30/1985	35,560	24,105
05/31/1985	37,893	25,474
06/30/1985	38,658	26,093
07/31/1985	39,582	26,059
08/31/1985	39,048	25,950
09/30/1985	37,150	24,678
10/31/1985	38,773	25,957
11/30/1985	41,143	27,750
12/31/1985	42,735	28,799
01/31/1986	43,508	29,352
02/28/1986	46,650	31,941
03/31/1986	48,063	33,857
04/30/1986	48,784	34,226
05/31/1986	50,716	36,376
06/30/1986	49,757	36,940
07/31/1986	45,697	33,999
08/31/1986	47,392	35,543
09/30/1986	43,971	32,596
10/31/1986	46,596	34,565
11/30/1986	47,174	34,890
12/31/1986	46,598	33,854
01/31/1987	52,935	38,556
02/28/1987	57,006	41,429
03/31/1987	58,705	41,988
04/30/1987	58,135	40,896
05/31/1987	59,763	41,162
06/30/1987	62,160	42,846
07/31/1987	65,175	44,795
08/31/1987	67,801	46,645
09/30/1987	65,862	45,614
10/31/1987	47,546	33,084
11/30/1987	45,183	30,781
12/31/1987	51,572	34,789
01/31/1988	51,814	35,140
02/29/1988	56,462	38,022
03/31/1988	58,020	38,193
04/30/1988	58,942	38,407
05/31/1988	57,823	37,727
06/30/1988	62,119	40,579
07/31/1988	60,777	39,045
08/31/1988	59,282	37,558
09/30/1988	61,576	39,045
10/31/1988	60,886	38,811
11/30/1988	59,571	37,875
12/31/1988	62,175	39,284
01/31/1989	65,358	41,598
02/28/1989	64,789	41,257
03/31/1989	66,098	41,765
04/30/1989	70,044	44,145
05/31/1989	73,988	46,489
06/30/1989	71,280	45,866
07/31/1989	76,504	49,462
08/31/1989	79,809	51,376
09/30/1989	79,833	51,361
10/31/1989	76,329	49,219
11/30/1989	77,352	50,386
12/31/1989	78,690	51,661
01/31/1990	71,812	46,872
02/28/1990	74,383	47,837
03/31/1990	76,473	49,842
04/30/1990	74,676	48,461
05/31/1990	82,330	53,443
06/30/1990	83,113	54,105
07/31/1990	80,603	52,379
08/31/1990	72,413	46,288
09/30/1990	67,786	43,154
10/31/1990	66,376	42,347
11/30/1990	71,653	46,878
12/31/1990	75,250	49,006
01/31/1991	81,052	52,682
02/28/1991	88,306	57,318
03/31/1991	92,483	60,316
04/30/1991	91,919	59,779
05/31/1991	97,131	62,804
06/30/1991	92,313	59,381
07/31/1991	97,464	62,374
08/31/1991	100,554	64,326
09/30/1991	100,272	64,249
10/31/1991	103,320	65,688
11/30/1991	99,652	63,520
12/31/1991	111,272	72,051
01/31/1992	113,497	72,692
02/29/1992	115,018	72,852
03/31/1992	110,141	69,858
04/30/1992	107,928	68,524
05/31/1992	108,629	68,661
06/30/1992	103,545	66,622
07/31/1992	106,973	69,593
08/31/1992	104,726	68,681
09/30/1992	107,439	70,185
10/31/1992	111,360	72,298
11/30/1992	115,981	76,867
12/31/1992	118,800	78,343
01/31/1993	119,156	79,267
02/28/1993	115,617	76,826
03/31/1993	118,381	79,054
04/30/1993	114,876	75,805
05/31/1993	119,609	79,383
06/30/1993	120,016	79,057
07/31/1993	118,960	78,804
08/31/1993	124,813	83,383
09/30/1993	127,297	84,383
10/31/1993	128,595	85,742
11/30/1993	124,904	83,744
12/31/1993	131,199	87,102
01/31/1994	135,988	89,341
02/28/1994	134,900	88,573
03/31/1994	127,359	84,401
04/30/1994	128,531	84,198
05/31/1994	127,284	84,325
06/30/1994	123,822	80,699
07/31/1994	125,457	82,934
08/31/1994	133,649	87,877
09/30/1994	132,393	86,427
10/31/1994	134,537	87,922
11/30/1994	129,438	84,045
12/31/1994	131,859	85,221
01/31/1995	132,294	86,244
02/28/1995	137,824	90,832
03/31/1995	143,254	94,438
04/30/1995	143,770	95,231
05/31/1995	146,257	97,574
06/30/1995	153,541	102,014
07/31/1995	164,841	108,430
08/31/1995	167,281	109,623
09/30/1995	172,617	112,068
10/31/1995	169,407	109,232
11/30/1995	174,675	114,115
12/31/1995	176,963	114,172
01/31/1996	179,706	116,193
02/29/1996	188,602	120,585
03/31/1996	191,902	121,538
04/30/1996	199,866	127,408
05/31/1996	203,144	130,007
06/30/1996	194,551	126,081
07/31/1996	177,664	116,297
08/31/1996	186,920	122,589
09/30/1996	199,070	130,373
10/31/1996	199,229	128,848
11/30/1996	209,052	136,437
12/31/1996	210,180	134,145
01/31/1997	215,708	140,074
02/28/1997	205,484	136,992
03/31/1997	192,312	129,252
04/30/1997	196,216	132,419
05/31/1997	222,430	144,284
06/30/1997	228,280	148,280
07/31/1997	244,625	162,471
08/31/1997	241,959	160,879
09/30/1997	258,291	169,019
10/31/1997	242,845	160,551
11/30/1997	241,801	162,237
12/31/1997	246,323	164,362
01/31/1998	243,515	161,404
02/28/1998	269,546	176,576
03/31/1998	284,506	183,974
04/30/1998	289,969	186,476
05/31/1998	273,324	178,812
06/30/1998	283,137	183,872
07/31/1998	266,885	176,003
08/31/1998	209,585	142,404
09/30/1998	218,220	153,170
10/31/1998	239,867	164,443
11/30/1998	255,602	175,543
12/31/1998	282,696	193,729
01/31/1999	288,887	199,541
02/28/1999	273,894	189,783
03/31/1999	294,052	200,354
04/30/1999	309,872	209,490
05/31/1999	306,929	206,788
06/30/1999	328,997	221,222
07/31/1999	323,634	214,187
08/31/1999	318,747	211,959
09/30/1999	317,727	210,158
10/31/1999	347,467	226,403
11/30/1999	382,005	249,858
12/31/1999	451,721	293,134
01/31/2000	449,914	293,075
02/29/2000	587,227	354,679
03/31/2000	578,067	355,034
04/30/2000	518,294	320,560
05/31/2000	485,538	297,191
06/30/2000	560,845	328,723
07/31/2000	523,605	307,915
08/31/2000	621,362	354,349
09/30/2000	608,873	337,021
10/31/2000	547,438	313,969
11/30/2000	414,684	245,743
12/31/2000	456,152	258,694
01/31/2001	465,732	273,466
02/28/2001	393,124	226,156
03/31/2001	341,074	193,793
04/30/2001	395,851	226,098
05/31/2001	389,003	225,036
06/30/2001	379,433	225,148
07/31/2001	356,136	209,973
08/31/2001	331,491	194,750
09/30/2001	284,917	162,558
10/31/2001	309,562	179,643
11/30/2001	332,841	198,990
12/31/2001	341,062	206,552
01/31/2002	324,623	199,839
02/28/2002	308,197	188,508
03/31/2002	328,754	202,891
04/30/2002	309,588	192,158
05/31/2002	301,384	186,432
06/30/2002	272,601	165,850
07/31/2002	246,568	149,729
08/31/2002	241,094	149,205
09/30/2002	227,400	137,358
10/31/2002	246,570	148,004
11/30/2002	260,279	159,592
12/31/2002	249,321	149,953
01/31/2003	249,321	148,483
02/28/2003	245,208	147,192
03/31/2003	247,954	149,929
04/30/2003	258,914	160,140
05/31/2003	279,471	175,545
06/30/2003	282,210	178,055
07/31/2003	286,330	184,412
08/31/2003	298,671	194,573
09/30/2003	289,084	190,798
10/31/2003	305,533	206,177
11/30/2003	315,126	211,702
12/31/2003	321,965	214,010
01/31/2004	331,559	221,072
02/29/2004	338,422	224,786
03/31/2004	339,776	224,359
04/30/2004	331,554	218,032
05/31/2004	339,776	223,178
06/30/2004	343,887	226,726

20  PIMCO Funds Annual Report   |  06.30.04

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The Fund implements numerous tax strategies to limit distributions for tax-sensitive investors.

•	The Funds’ Class D Shares generated a 14.03% total return for the one-year period ended June 30, 2004. This return underperformed the 19.11% return of the Fund’s benchmark, the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. In particular, overweight positions in pharmaceuticals and biotechnology hurt relative performance. An underweight in internet software also detracted from relative performance.

•	On a security level, the Fund’s performance was hindered in the communications equipment segment, with holdings such as Nokia falling over the 12-month period.

•	The Fund’s performance benefited from an underweight in retailing and in telecommunications services. The Fund’s stock picking within consumer durables and apparel was strong, including positions in Harman International and Harley-Davidson Inc.; both companies reported strong product sales over the period.

Average Annual Total Return   For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Fund Class D	14.03%	–2.08%	—	1.60%
D Shares after taxes on distribution	14.03%	–2.21%	—	1.47%
D Shares after distributions & sales of fund shares	9.12%	–1.83%	—	1.29%
S&P 500 Index	19.11%	–2.20%	—	—
Lipper Large-Cap Growth Fund Average	15.56%	–5.36%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,025.80	$1,025.00
Expenses Paid During Period	$6.80	$6.80

Expenses are equal to the expense ratio of 1.35% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value   For periods ended 6/30/04

	RCM Tax Managed Growth Fund Share Class D	S&P 500 Index
12/31/1998	10,000	10,000
01/31/1999	10,788	10,418
02/28/1999	10,508	10,094
03/31/1999	11,608	10,498
04/30/1999	11,497	10,905
05/31/1999	11,127	10,647
06/30/1999	12,116	11,238
07/31/1999	11,766	10,887
08/31/1999	11,846	10,833
09/30/1999	11,526	10,537
10/31/1999	12,206	11,203
11/30/1999	13,046	11,431
12/31/1999	15,200	12,104
01/31/2000	14,864	11,497
02/29/2000	15,423	11,279
03/31/2000	16,521	12,382
04/30/2000	15,322	12,010
05/31/2000	14,651	11,763
06/30/2000	15,769	12,053
07/31/2000	15,352	11,865
08/31/2000	16,511	12,601
09/30/2000	15,749	11,936
10/31/2000	15,555	11,886
11/30/2000	13,766	10,949
12/31/2000	13,970	11,002
01/31/2001	14,001	11,393
02/28/2001	12,495	10,354
03/31/2001	11,428	9,698
04/30/2001	12,506	10,451
05/31/2001	12,445	10,522
06/30/2001	11,977	10,265
07/31/2001	11,510	10,164
08/31/2001	10,696	9,528
09/30/2001	10,005	8,759
10/31/2001	10,198	8,926
11/30/2001	10,992	9,610
12/31/2001	10,951	9,695
01/31/2002	10,687	9,553
02/28/2002	10,656	9,369
03/31/2002	10,849	9,721
04/30/2002	10,127	9,132
05/31/2002	10,087	9,065
06/30/2002	9,568	8,419
07/31/2002	9,212	7,763
08/31/2002	9,253	7,814
09/30/2002	8,521	6,965
10/31/2002	9,121	7,578
11/30/2002	9,233	8,023
12/31/2002	8,898	7,552
01/31/2003	8,664	7,354
02/28/2003	8,552	7,244
03/31/2003	8,664	7,314
04/30/2003	9,244	7,917
05/31/2003	9,579	8,334
06/30/2003	9,569	8,440
07/31/2003	9,752	8,589
08/31/2003	9,904	8,756
09/30/2003	9,782	8,663
10/31/2003	10,159	9,154
11/30/2003	10,250	9,234
12/31/2003	10,636	9,718
01/31/2004	10,840	9,897
02/29/2004	10,911	10,034
03/31/2004	10,718	9,883
04/30/2004	10,607	9,728
05/31/2004	10,678	9,861
06/30/2004	10,911	10,053

PIMCO Funds Annual Report  |  06.30.04  21

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.2%

Aerospace 1.1%

Boeing Co.	191,200	$9,768

Building 1.0%

D.R. Horton, Inc.	310,000	8,804

Capital Goods 7.0%

3M Co.	99,900	8,992
Caterpillar, Inc.	116,200	9,231
General Electric Co.	272,200	8,819
Illinois Tool Works, Inc.	98,300	9,426
Ingersoll-Rand Co. ‘A’	145,800	9,960
Monsanto Co.	141,100	5,432
Tyco International Ltd.	290,900	9,640

		61,500

Communications 1.0%

Sprint Corp.	517,449	9,107

Consumer Discretionary 11.7%

Clorox Co.	164,800	8,863
Coach, Inc. (a)	194,900	8,808
Harman International Industries, Inc.	105,900	9,637
J.C. Penney Co., Inc.	231,200	8,730
Masco Corp.	303,800	9,472
MGM Mirage, Inc. (a)	211,500	9,928
Nike, Inc. ‘B’	134,200	10,166
Starbucks Corp. (a)	240,100	10,440
The Estee Lauder Cos., Inc. ‘A’	190,600	9,297
The Home Depot, Inc.	244,100	8,592
TJX Cos., Inc.	357,400	8,628

		102,561

Consumer Services 8.2%

Comcast Corp. ‘A’ (a)	300,300	8,417
Knight-Ridder, Inc.	121,300	8,734
Marriott International, Inc. ‘A’	172,100	8,584
Parker Hannifin Corp.	160,700	9,555
Robert Half International, Inc.	304,600	9,068
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	225,200	10,100
Walt Disney Co.	362,700	9,245
Time Warner, Inc. (a)	497,300	8,743

		72,446

Consumer Staples 6.4%

Avon Products, Inc.	199,400	9,200
Coca-Cola Enterprises, Inc.	316,300	9,170
Fortune Brands, Inc.	123,700	9,331
Hershey Foods Corp.	215,600	9,976
Procter & Gamble Co.	191,800	10,442
SYSCO Corp.	228,400	8,193

		56,312

Energy 8.1%

Apache Corp.	257,828	11,228
Burlington Resources, Inc.	253,200	9,161
ConocoPhillips	145,800	11,123
Devon Energy Corp.	133,300	8,798
Kerr-McGee Corp.	203,000	10,915
Occidental Petroleum Corp.	227,000	10,989
XTO Energy, Inc.	307,449	9,159

		71,373

Financial & Business Services 16.3%

ACE Ltd.	207,300	8,765
Allstate Corp.	301,400	14,030
Bank of America Corp.	234,294	19,826
Bank One Corp.	85,700	4,371
Capital One Financial Corp.	169,600	11,597
CIT Group, Inc.	243,700	9,331
Citigroup, Inc.	278,595	12,955
Goldman Sachs Group, Inc.	132,900	12,514
Hartford Financial Services Group, Inc.	163,400	11,232
J.P. Morgan Chase & Co.	224,800	8,715
Merrill Lynch & Co., Inc.	230,300	12,432
Morgan Stanley Dean Witter & Co.	163,500	8,628
Progressive Corp.	101,000	8,615

		143,011

Healthcare 12.0%

Aetna, Inc.	102,800	8,738
Boston Scientific Corp. (a)	212,194	9,082
C.R. Bard, Inc.	161,600	9,155
Caremark Rx, Inc. (a)	262,900	8,660
Gilead Sciences, Inc. (a)	133,400	8,938
ImClone Systems, Inc. (a)	54,400	4,667
Pfizer, Inc.	766,600	26,279
St. Jude Medical, Inc. (a)	123,100	9,312
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	11,930
UnitedHealth Group, Inc.	136,800	8,516

		105,277

Materials & Processing 1.0%

Phelps Dodge Corp. (a)	115,600	8,960

Technology 21.0%

Adobe Systems, Inc.	193,600	9,002
Analog Devices, Inc.	184,600	8,691
Apple Computer, Inc. (a)	329,800	10,732
Applied Materials, Inc. (a)	459,100	9,008
Broadcom Corp. ‘A’ (a)	221,000	10,336
Cisco Systems, Inc. (a)	980,600	23,240
Electronic Arts, Inc. (a)	85,900	4,686
Intel Corp.	495,700	13,681
Lexmark International, Inc. ‘A’ (a)	117,600	11,352
Microsoft Corp.	1,027,200	29,337
Motorola, Inc.	578,600	10,559
QUALCOMM, Inc.	146,800	10,713
Sanmina-SCI Corp. (a)	929,100	8,455
Symantec Corp. (a)	207,600	9,089
Texas Instruments, Inc.	173,600	4,198
Yahoo!, Inc. (a)	321,800	11,691

		184,770

Transportation 2.4%

Norfolk Southern Corp.	362,400	9,611
United Parcel Service, Inc. ‘B’	155,700	11,704

		21,315

Total Common Stocks (Cost $762,069)		855,204

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.8%

Repurchase Agreement 1.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 3.875% due 12/15/2004 valued at $15,903. Repurchase proceeds are $15,590.)	$15,590	15,590

Total Short-Term Instruments (Cost $15,590)		15,590

Total Investments 99.0% (Cost $777,659)		$870,794

Other Assets and Liabilities (Net) 1.0%		8,544

Net Assets 100.0%		$879,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

22 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.1%

Building 2.3%

D.R. Horton, Inc.	268,100	$7,614
Pulte Homes, Inc.	191,200	9,948

		17,562

Capital Goods 7.8%

Brunswick Corp.	193,100	7,878
Carlisle Cos., Inc.	155,200	9,661
Danaher Corp.	164,900	8,550
Harsco Corp.	165,500	7,778
ITT Industries, Inc.	100,100	8,308
Monsanto Co.	217,600	8,378
Paccar, Inc.	139,050	8,063

		58,616

Communications 4.7%

Andrew Corp. (a)	514,800	10,301
Macromedia, Inc. (a)	306,900	7,534
Media General, Inc. ‘A’	130,000	8,349
Nextel Partners, Inc. ‘A’ (a)	583,600	9,291

		35,475

Consumer Discretionary 12.5%

Advance Auto Parts, Inc. (a)	193,000	8,527
Chico’s FAS, Inc. (a)	167,600	7,569
Claire’s Stores, Inc.	406,100	8,812
Coach, Inc. (a)	210,052	9,492
Harman International Industries, Inc.	90,100	8,199
Marvel Enterprises, Inc. (a)	401,800	7,843
MSC Industrial Direct Co. ‘A’	259,500	8,522
Nordstrom, Inc.	211,600	9,016
Owens-Illinois, Inc. (a)	471,800	7,907
PETsMART, Inc.	281,900	9,148
Station Casinos, Inc.	189,600	9,177

		94,212

Consumer Services 5.4%

Bausch & Lomb, Inc.	128,200	8,342
Caesars Entertainment, Inc. (a)	539,500	8,092
GTECH Holdings Corp.	128,300	5,942
Hilton Hotels Corp.	420,900	7,854
Manpower, Inc.	151,600	7,697
Sabre Holdings Corp. ‘A’	100,600	2,768

		40,695

Consumer Staples 6.5%

Archer-Daniels-Midland Co.	541,800	9,091
CDW Corp.	117,100	7,466
Fortune Brands, Inc.	103,100	7,777
Smithfield Foods, Inc. (a)	272,200	8,003
SUPERVALU, Inc.	244,000	7,469
Tyson Foods, Inc. ‘A’	441,900	9,258

		49,064

Energy 8.9%

Apache Corp.	187,518	8,166
EOG Resources, Inc.	142,800	8,527
National-Oilwell, Inc. (a)	282,300	8,890
Newfield Exploration Co. (a)	141,100	7,865
Noble Energy, Inc.	152,300	7,767
Peabody Energy Corp.	157,000	8,790
Pioneer Natural Resources Co.	222,400	7,802
XTO Energy, Inc.	307,207	9,152

		66,959

Environmental Services 1.0%

Republic Services, Inc.	257,600	7,455

Financial & Business Services 14.4%

Bank of Hawaii Corp.	170,100	7,692
Bear Stearns Co., Inc.	110,500	9,316
CIT Group, Inc.	213,000	8,156
Commerce Bancorp., Inc. N.J.	132,200	7,272
Everest Reinsurance Group Ltd.	85,400	6,863
HCC Insurance Holdings, Inc.	241,700	8,075
Instinet Group, Inc. (a)	78,100	412
iStar Financial, Inc.	252,200	10,088
Knight Trading Group, Inc. (a)	738,300	7,398
Legg Mason, Inc.	94,013	8,556
Mercury General Corp.	158,100	7,850
Providian Financial Corp. (a)	614,500	9,015
Sovereign Bancorp., Inc.	381,500	8,431
W.R. Berkley Corp.	200,950	8,631

		107,755

Healthcare 9.8%

Aetna, Inc.	88,900	7,556
C.R. Bard, Inc.	141,700	8,027
Caremark Rx, Inc. (a)	230,900	7,606
Charles River Laboratories International, Inc. (a)	166,700	8,147
Cytyc Corp. (a)	380,700	9,658
DaVita, Inc. (a)	290,500	8,956
ImClone Systems, Inc. (a)	88,200	7,567
Inamed Corp. (a)	123,779	7,779
PacifiCare Health Systems, Inc. (a)	206,700	7,991

		73,287

Materials & Processing 4.6%

Ball Corp.	112,500	8,106
Cabot Corp.	194,400	7,912
Dover Corp.	189,400	7,974
U.S. Steel Corp.	309,500	10,870

		34,862

Technology 20.1%

Advanced Micro Devices, Inc. (a)	516,700	8,216
Apple Computer, Inc. (a)	285,300	9,284
Autodesk, Inc.	233,600	10,000
Avaya, Inc. (a)	576,000	9,095
Broadcom Corp. ‘A’ (a)	187,800	8,783
Electronic Arts, Inc. (a)	74,000	4,037
Getty Images, Inc. (a)	151,900	9,114
Harris Corp.	185,100	9,394
International Rectifier Corp. (a)	187,300	7,758
L-3 Communications Holdings, Inc.	124,700	8,330
Lam Research Corp. (a)	288,500	7,732
NCR Corp. (a)	180,300	8,941
Oneok, Inc.	356,700	7,844
Polycom, Inc. (a)	376,700	8,442
Red Hat, Inc. (a)	392,700	9,020
Rockwell Automation, Inc.	230,600	8,650
Symantec Corp. (a)	173,800	7,609
Tektronix, Inc.	252,300	8,583

		150,832

Utilities 1.1%

PPL Corp.	177,600	8,152

Total Common Stocks (Cost $648,106)		744,926

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 4.2%

Repurchase Agreement 4.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 1.500% due 05/23/2005 valued at $25,504 and Fannie Mae 3.875% due 03/15/2005 valued at $6,394. Repurchase proceeds are $31,266.)	$31,265	31,265

Total Short-Term Instruments (Cost $31,265)		31,265

Total Investments 103.3% (Cost $679,371)		$776,191

Other Assets and Liabilities (Net) (3.3%)		(24,853)

Net Assets 100.0%		$751,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

06.30.04  |  PIMCO Funds Annual Report  23

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.7%

Aerospace 1.2%

AAR Corp. (a)	7,000	$79

Capital Goods 5.4%

3M Co.	1,000	90
Gardner Denver, Inc. (a)	2,400	67
General Electric Co.	6,000	194

		351

Communications 4.3%

Dycom Industries, Inc. (a)	2,700	76
SBC Communications, Inc.	4,200	102
Verizon Communications, Inc.	2,800	101

		279

Consumer Discretionary 3.1%

Electronics Boutique Holdings Corp. (a)	2,400	63
Rush Enterprises, Inc. ‘A’ (a)	5,400	70
W.W. Grainger, Inc.	1,200	69

		202

Consumer Services 9.5%

Central European Media Enterprises Ltd. ‘A’ (a)	4,800	109
Concorde Career Colleges, Inc. (a)	6,000	105
DiamondRock Hospitality Co. (a)	9,600	96
Metro-Goldwyn-Mayer, Inc. (a)	10,400	126
Spherion Corp. (a)	9,900	100
Viacom, Inc. ‘B’	2,300	82

		618

Consumer Staples 3.8%

Altria Group, Inc.	1,100	55
General Mills, Inc.	1,300	62
PepsiCo, Inc.	1,200	65
Procter & Gamble Co.	1,200	65

		247

Energy 4.9%

ChevronTexaco Corp.	1,100	104
Exxon Mobil Corp.	4,900	218

		322

Environmental Services 1.2%

Duratek, Inc. (a)	4,700	71
WCA Waste Corp. (a)	1,200	11

		82

Financial & Business Services 31.0%

Ambac Financial Group, Inc.	900	66
American Express Co.	1,300	67
American International Group, Inc.	1,700	121
AmeriCredit Corp. (a)	4,300	84
Bank of America Corp.	1,699	144
Bank of New York Co., Inc.	2,200	65
Citigroup, Inc.	6,400	298
City National Corp.	1,000	66
Dow Jones & Co., Inc.	1,500	68
Fieldstone Private Capital Group (a)	3,800	60
First Advantage Corp. ‘A’ (a)	4,800	91
Goldman Sachs Group, Inc.	700	66
JER Investment Trust, Inc.	8,300	124
Lincoln National Corp.	2,000	95
Luminent Mortgage Capital, Inc.	5,100	61
Meadowbrook Insurance Group, Inc. (a)	18,800	100
Morgan Stanley Dean Witter & Co.	1,200	63
People’s Bank	2,700	84
Quanta Capital Holdings Ltd. (a)	7,000	75
Radian Group, Inc.	2,200	105
Wachovia Corp.	1,300	58
Wells Fargo & Co.	1,100	63

		2,024

Healthcare 1.6%

Endologix, Inc. (a)	14,000	68
Guilford Pharmaceuticals, Inc. (a)	7,700	37

		105

Materials & Processing 11.2%

Air Products & Chemicals, Inc.	1,500	79
Alcan, Inc.	3,200	132
Allegheny Technologies, Inc.	7,600	137
Domtar, Inc.	7,500	97
ESCO Technologies, Inc. (a)	1,300	69
Olympic Steel, Inc. (a)	5,600	114
Sherwin-Williams Co.	2,400	100

		728

Technology 15.7%

ADC Telecommunications, Inc. (a)	31,000	88
Agilent Technologies, Inc. (a)	2,600	76
Fairchild Semiconductor International, Inc. ‘A’ (a)	3,700	61
Hewlett-Packard Co.	4,400	93
IBM Corp.	1,400	123
Intel Corp.	2,200	61
Mattson Technology, Inc. (a)	6,200	75
Microsoft Corp.	4,700	134
Mycrolis Corp. (a)	7,700	134
ON Semiconductor Corp. (a)	7,400	37
Varian Semiconductor Equipment Associates, Inc. (a)	1,900	73
Vishay Intertechnology, Inc. (a)	3,600	67

		1,022

Transportation 1.6%

PAM Transportation Services (a)	5,400	103

Utilities 1.2%

Dominion Resources, Inc.	1,200	76

Total Common Stocks (Cost $5,639)		6,238

EXCHANGE-TRADED FUNDS 1.0%

Index Funds 1.0%

iShares Russell 1000 Value Index Fund SP	1,100	66

Total Exchange-Traded Funds (Cost $66)		66

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 7.5%

Repurchase Agreement 7.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.080% due 06/30/2006 valued at $500. Repurchase proceeds are $489.)	$489	489

Total Short-Term Instruments (Cost $489)		489

Total Investments (b) 104.2% (Cost $6,194)		$6,793

Other Assets and Liabilities (Net) (4.2%)		(272)

Net Assets 100.0%		$6,521

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $96, which represents 1.47% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

24 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.2%

Capital Goods 7.4%

Danaher Corp.	1,400	$73
General Electric Co.	3,900	126

		199

Communications 2.7%

Nextel Communications, Inc. ‘A’ (a)	2,700	72

Consumer Discretionary 11.0%

MGM Mirage, Inc. (a)	1,200	56
Nordstrom, Inc.	1,600	68
Starbucks Corp. (a)	1,500	65
The Gap, Inc.	1,800	44
Wal-Mart Stores, Inc.	1,200	63

		296

Consumer Services 9.1%

Apollo Group, Inc. ‘A’ (a)	900	79
eBay, Inc. (a)	700	64
McDonald’s Corp.	1,900	49
Time Warner, Inc. (a)	3,000	53

		245

Consumer Staples 13.0%

Anheuser-Busch Cos., Inc.	1,200	65
Avon Products, Inc.	1,800	83
Coca-Cola Co.	800	40
Gillette Co.	1,800	76
Procter & Gamble Co.	1,600	87

		351

Energy 5.3%

BJ Services Co. (a)	1,300	60
Devon Energy Corp.	700	46
Schlumberger Ltd.	600	38

		144

Financial & Business Services 4.4%

American International Group, Inc.	1,000	71
Capital One Financial Corp.	700	48

		119

Healthcare 12.3%

Aetna, Inc.	600	51
Amgen, Inc. (a)	1,000	55
Boston Scientific Corp. (a)	1,100	47
Pfizer, Inc.	2,300	79
UnitedHealth Group, Inc.	600	37
Zimmer Holdings, Inc. (a)	700	62

		331

Technology 33.0%

Agilent Technologies, Inc. (a)	2,400	70
Apple Computer, Inc. (a)	1,800	59
Avaya, Inc. (a)	2,200	35
Broadcom Corp. ‘A’ (a)	1,600	75
Cisco Systems, Inc. (a)	3,400	81
Dell, Inc. (a)	2,200	79
EMC Corp. (a)	4,700	54
Honeywell International, Inc.	1,700	62
Intel Corp.	3,500	97
Juniper Networks, Inc. (a)	2,300	56
Microsoft Corp.	5,100	146
Yahoo!, Inc. (a)	2,000	73

		887

Total Common Stocks (Cost $2,465)		2,644

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.1%

Repurchase Agreement 3.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.550% due 06/01/2006 valued at $89. Repurchase proceeds are $83.)	$83	83

Total Short-Term Instruments (Cost $83)		83

Total Investments 101.3% (Cost $2,548)		$2,727

Other Assets and Liabilities (Net) (1.3%)		(36)

Net Assets 100.0%		$2,691

Notes to Schedule of Investments:

(a)	Non-income producing security.

06.30.04  |  PIMCO Funds Annual Report  25

Schedule of Investments

NACM Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.0%

Aerospace 1.2%

Raytheon Co.	1,400	$50

Capital Goods 8.6%

3M Co.	900	81
ITT Industries, Inc.	1,800	149
Textron, Inc.	900	53
Tyco International Ltd.	2,200	73

		356

Communications 3.5%

Verizon Communications, Inc.	4,000	145

Consumer Discretionary 3.2%

Federated Department Stores, Inc.	1,400	69
TJX Cos., Inc.	2,700	65

		134

Consumer Services 6.4%

Comcast Corp. ‘A’ (a)	800	22
McDonald’s Corp.	800	21
Time Warner, Inc. (a)	6,900	121
Viacom, Inc. ‘B’	1,500	54
Walt Disney Co.	1,900	48

		266

Consumer Staples 6.4%

Fortune Brands, Inc.	900	68
Kimberly-Clark Corp.	1,000	66
PepsiCo, Inc.	1,200	65
Procter & Gamble Co.	1,200	65

		264

Energy 12.6%

Apache Corp.	1,630	71
ChevronTexaco Corp.	1,000	94
ConocoPhillips	2,327	178
Exxon Mobil Corp.	4,100	182

		525

Financial & Business Services 33.7%

Allstate Corp.	1,800	84
Ambac Financial Group, Inc.	1,000	73
American International Group, Inc.	2,600	185
Bank of America Corp.	2,165	183
Bank of New York Co., Inc.	3,400	100
Citigroup, Inc.	1,700	79
J.P. Morgan Chase & Co.	4,200	163
Morgan Stanley Dean Witter & Co.	3,000	158
North Fork Bancorp., Inc.	2,100	80
St. Paul Travelers Co., Inc.	883	36
Washington Mutual, Inc.	2,700	104
Wells Fargo & Co.	2,700	155

		1,400

Healthcare 5.8%

Abbott Laboratories	1,600	65
Pfizer, Inc.	3,200	110
WellPoint Health Networks, Inc. (a)	600	67

		242

Materials & Processing 2.5%

Praxair, Inc.	2,600	104

Technology 11.6%

ADC Telecommunications, Inc. (a)	20,400	58
Hewlett-Packard Co.	3,700	78
IBM Corp.	700	62
Microsoft Corp.	5,100	146
Motorola, Inc.	7,600	139

		483

Utilities 2.5%

PPL Corp.	1,200	55
Public Service Enterprise Group, Inc.	1,200	48

		103

Total Common Stocks (Cost $3,681)		4,072

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.5%

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $110. Repurchase proceeds are $105.)	$105	105

Total Short-Term Instruments (Cost $105)		105

Total Investments 100.5% (Cost $3,786)		$4,177

Other Assets and Liabilities (Net) (0.5%)		(20)

Net Assets 100.0%		$4,157

Notes to Schedule of Investments:

(a)	Non-income producing security.

26 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 94.8%

Capital Goods 1.9%
Cooper Industries Ltd. ‘A’	97,000	$5,763

Communications 5.7%

Alltel Corp.	113,000	5,720
SBC Communications, Inc.	234,000	5,675
Verizon Communications, Inc.	160,000	5,790

		17,185

Consumer Discretionary 16.8%

General Motors Corp.	245,000	11,415
Limited Brands, Inc.	304,000	5,685
Sears, Roebuck & Co.	147,000	5,551
The May Department Stores Co.	206,000	5,663
The Stanley Works	127,000	5,789
V.F. Corp.	230,000	11,201
Whirlpool Corp.	84,000	5,762

		51,066

Consumer Staples 9.6%

Albertson’s, Inc.	222,000	5,892
Altria Group, Inc.	115,000	5,756
ConAgra Foods, Inc.	206,000	5,578
Kimberly-Clark Corp.	86,000	5,666
R.J. Reynolds Tobacco Holdings, Inc.	93,000	6,286

		29,178

Energy 13.4%

ChevronTexaco Corp.	62,000	5,835
ConocoPhillips	76,002	5,798
Eni S.p.A SP - ADR	57,000	5,719
Kerr-McGee Corp.	105,000	5,646
KeySpan Corp.	157,000	5,762
Marathon Oil Corp.	158,000	5,979
Occidental Petroleum Corp.	120,000	5,809

		40,548

Financial & Business Services 30.3%

Bank of America Corp.	68,000	5,754
Boston Properties, Inc.	115,000	5,759
Deluxe Corp.	134,000	5,829
Duke Realty Corp.	182,000	5,789
Fannie Mae	79,000	5,637
J.P. Morgan Chase & Co.	150,000	5,816
Key Corp.	382,000	11,418
Lincoln National Corp.	124,000	5,859
Morgan Stanley Dean Witter & Co.	110,000	5,805
St. Paul Travelers Co., Inc.	138,000	5,595
Union Planters Corp.	382,000	11,387
UnumProvident Corp.	361,000	5,740
Washington Mutual, Inc.	300,000	11,592

		91,980

Healthcare 7.6%

Bristol-Myers Squibb Co.	233,000	5,709
GlaxoSmithKline PLC SP - ADR	138,000	5,721
Jefferson-Pilot Corp.	112,000	5,690
Merck & Co., Inc.	122,000	5,795

		22,915

Technology 3.8%

Hewlett-Packard Co.	274,000	5,781
Sempra Energy	166,000	5,715

		11,496

Transportation 1.9%

Burlington Northern Santa Fe Corp.	163,000	5,716

Utilities 3.8%

DTE Energy Co.	282,000	11,432

Total Common Stocks (Cost $263,296)		287,279

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 5.8%

Repurchase Agreement 5.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.125% due 08/15/2005 valued at $17,871. Repurchase proceeds are $17,519.)	$17,519	17,519

Total Short-Term Instruments (Cost $17,519)		17,519

Total Investments 100.6% (Cost $280,815)		$304,798

Other Assets and Liabilities (Net) (0.6%)		(1,835)

Net Assets 100.0%		$302,963

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  27

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.2%

Aerospace 0.9%

General Dynamics Corp.	1,200	$119

Capital Goods 5.5%

Deere & Co.	1,700	119
Johnson Controls, Inc.	6,300	336
PPG Industries, Inc.	3,900	244

		699

Communications 2.9%

Nextel Communications, Inc. ‘A’ (a)	9,400	251
Verizon Communications, Inc.	3,400	123

		374

Consumer Discretionary 12.8%

CVS Corp.	2,800	118
General Motors Corp.	8,800	410
Limited Brands, Inc.	18,600	348
Masco Corp.	11,800	368
Sears, Roebuck & Co.	10,300	389

		1,633

Consumer Services 3.7%

Cendant Corp.	14,400	353
McDonald’s Corp.	4,700	122

		475

Consumer Staples 11.3%

Altria Group, Inc.	7,300	365
Archer-Daniels-Midland Co.	14,400	242
Coca-Cola Enterprises, Inc.	4,100	119
ConAgra Foods, Inc.	8,600	233
Fortune Brands, Inc.	1,600	121
Kimberly-Clark Corp.	3,600	237
Kroger Co. (a)	6,600	120

		1,437

Energy 10.4%

Apache Corp.	8,300	361
ConocoPhillips	6,300	481
Occidental Petroleum Corp.	10,000	484

		1,326

Financial & Business Services 31.6%

Allstate Corp.	10,100	470
Capital One Financial Corp.	5,200	356
Countrywide Financial Corp.	5,000	351
Equity Office Properties Trust	12,900	351
Fannie Mae	3,300	235
J.P. Morgan Chase & Co.	9,300	361
Key Corp.	11,500	344
Lehman Brothers Holdings, Inc.	3,100	233
Marsh & McLennan Cos., Inc.	5,300	241
Metlife, Inc.	9,900	355
St. Paul Travelers Co., Inc.	8,800	357
Washington Mutual, Inc.	9,600	371

		4,025

Healthcare 4.7%

Baxter International, Inc.	3,400	117
Bristol-Myers Squibb Co.	4,700	115
Merck & Co., Inc.	5,100	242
WellPoint Health Networks, Inc. (a)	1,100	123

		597

Materials & Processing 3.9%

Alcoa, Inc.	3,600	119
Dow Chemical Co.	2,900	118
Weyerhaeuser Co.	4,000	252

		489

Technology 0.9%

Hewlett-Packard Co.	5,600	118

Transportation 3.9%

Burlington Northern Santa Fe Corp.	14,100	494

Utilities 3.7%

Exelon Corp.	14,000	466

Total Common Stocks (Cost $11,619)		12,252

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 4.5%

Repurchase Agreement 4.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 1.500% due 05/13/2005 valued at $588. Repurchase proceeds are $573.)	$573	573

Total Short-Term Instruments (Cost $573)		573

Total Investments 100.7% (Cost $12,192)		$12,825

Other Assets and Liabilities (Net) (0.7%)		(94)

Net Assets 100.0%		$12,731

Notes to Schedule of Investments:

(a)	Non-income producing security.

28 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.9%

Aerospace 0.4%

Kaman Corp. ‘A’	735,000	$10,283

Building 4.2%

Chicago Bridge & Iron Co. N.V.	420,500	11,711
Equity One, Inc.	1,296,400	23,439
Intrawest Corp.	1,508,000	24,053
M.D.C. Holdings, Inc.	373,999	23,790
M/I Homes, Inc.	576,800	23,418

		106,411

Capital Goods 9.6%

Acuity Brands, Inc.	870,000	23,490
Albany International Corp. ‘A’	730,000	24,499
ArvinMeritor, Inc.	1,157,000	22,643
Barnes Group, Inc.	749,000	21,706
Curtiss-Wright Corp.	260,000	14,609
GATX Corp.	900,000	24,480
Harsco Corp.	508,000	23,876
Precision Castparts Corp.	460,000	25,157
Regal-Beloit Corp.	749,000	16,673
Tecumseh Products Co. ‘A’	556,000	22,902
York International Corp.	582,000	23,903

		243,938

Consumer Discretionary 12.8%

Agnico-Eagle Mines Ltd.	1,730,000	22,853
Arctic Cat, Inc.	600,000	16,518
Banta Corp.	510,000	22,649
Borders Group, Inc.	1,000,000	23,440
Brown Shoe Co., Inc.	570,000	23,330
Burlington Coat Factory Warehouse Corp.	784,000	15,131
Handleman Co.	983,000	22,766
Kellwood Co.	533,000	23,212
Lancaster Colony Corp.	548,000	22,819
Libbey, Inc.	571,000	15,851
Longs Drug Stores Corp.	302,100	7,211
Maytag Corp.	945,000	23,162
Ruddick Corp.	1,120,000	25,144
Russ Berrie & Co., Inc.	413,800	8,040
Russell Corp.	1,230,000	22,091
Sturm, Ruger & Co., Inc.	748,600	9,066
The Cato Corp. ‘A’	1,026,000	23,034

		326,317

Consumer Services 3.7%

Bob Evans Farms, Inc.	850,000	23,273
Callaway Golf Co.	2,000,000	22,680
Landry’s Restaurants, Inc.	800,000	23,912
United Auto Group, Inc.	760,000	23,294

		93,159

Consumer Staples 7.0%

Adolph Coors Co. ‘B’	340,000	24,596
Casey’s General Stores, Inc.	1,170,000	21,411
Corn Products International, Inc.	520,000	24,206
Fresh Del Monte Produce, Inc.	900,000	22,743
Loews Corp. - Carolina Group	965,000	23,691
PepsiAmericas, Inc.	611,500	12,988
Sensient Technologies Corp.	1,150,000	24,702
Universal Corp.	460,000	23,432

		177,769

Energy 9.4%

Arch Coal, Inc.	660,000	24,149
Berry Petroleum Co. ‘A’	430,000	12,646
Cabot Oil & Gas Corp.	590,000	24,957
Northwest Natural Gas Co.	568,000	17,324
Range Resources Corp.	1,700,000	24,820
St. Mary Land & Exploration Co.	674,000	24,028
Tidewater, Inc.	790,000	23,542
UGI Corp.	721,000	23,144
Vintage Petroleum, Inc.	1,400,000	23,758
Western Gas Resources, Inc.	747,200	24,269
World Fuel Services Corp.	345,000	15,553

		238,190

Financial & Business Services 17.1%

American Financial Group, Inc.	780,000	23,845
AmerUs Group Co.	592,000	24,509
Annaly Mortgage Management, Inc.	1,315,000	22,302
BancorpSouth, Inc.	782,000	17,618
CBL & Associates Properties, Inc.	425,000	23,375
Chittenden Corp.	718,900	25,269
Commercial Federal Corp.	857,000	23,225
Delphi Financial Group, Inc. ‘A’	560,000	24,920
First Industrial Realty Trust, Inc.	623,000	22,976
Fremont General Corp.	1,300,000	22,945
Healthcare Realty Trust, Inc.	610,000	22,863
HRPT Properties Trust	2,269,000	22,713
LandAmerica Financial Group, Inc.	576,000	22,424
McGrath Rentcorp	420,000	15,519
Nationwide Health Properties, Inc.	1,200,000	22,680
New Plan Excel Realty Trust, Inc.	965,000	22,542
Old National Bancorp.	651,000	16,164
Shurgard Storage Centers, Inc. ‘A’	630,000	23,562
Susquehanna Bancshares, Inc.	489,000	12,303
Washington Federal, Inc.	958,499	23,004

		434,758

Healthcare 5.1%

Arrow International, Inc.	640,000	19,149
Cooper Cos., Inc.	390,000	24,636
Invacare Corp.	535,000	23,925
Landauer, Inc.	327,000	14,604
Owens & Minor, Inc.	953,000	24,683
Select Medical Corp.	1,640,000	22,009

		129,006

Materials & Processing 10.6%
Crane Co.	720,600	22,620
Goldcorp, Inc.	750,800	8,762
Lennox International, Inc.	1,286,000	23,277
Lincoln Electric Holdings, Inc.	680,000	23,181
Lubrizol Corp.	670,000	24,535
Massey Energy Co.	900,000	25,389
Methanex Corp.	1,820,000	24,062
Potlatch Corp.	592,000	24,651
Quanex Corp.	191,700	9,336
Rock-Tenn Co. ‘A’	938,000	15,899
RPM International, Inc.	1,500,000	22,800
Teleflex, Inc.	475,000	23,821
Universal Forest Products, Inc.	617,500	19,914
Valmont Industries, Inc.	104,900	2,402

		270,649

Technology 2.4%

Imation Corp.	545,000	23,222
John H. Harland Co.	770,000	22,600
Methode Electronics, Inc.	1,196,300	15,516

		61,338

Transportation 5.6%

Alexander & Baldwin, Inc.	675,000	22,579
Arkansas Best Corp.	760,000	25,019
Frontline Ltd.	650,000	22,432
Skywest, Inc.	1,342,400	23,371
Teekay Shipping Corp.	660,000	24,671
USF Corp.	700,000	24,591

		142,663

Utilities 9.0%

Atmos Energy Corp.	905,000	23,168
Cleco Corp.	1,278,000	22,978
Energen Corp.	513,000	24,619
National Fuel Gas Co.	914,000	22,850
Nicor, Inc.	667,000	22,658
Peoples Energy Corp.	538,000	22,677
PNM Resources, Inc.	1,096,500	22,774
Vectren Corp.	900,000	22,581
Westar Energy, Inc.	1,159,000	23,076
WGL Holdings, Inc.	792,000	22,746

		230,127

Total Common Stocks (Cost $1,988,162)		2,464,608

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.0%

Repurchase Agreement 2.0%

State Street Bank
0.800% due 07/01/2004 (Dated 6/30/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $24,482 and Freddie Mac 3.875% due 02/15/2005 valued at $4,017; 5.250% due 01/15/2006 valued at $24,483. Repurchase proceeds are $51,937.)	$51,936	51,936

Total Short-Term Instruments (Cost $51,936)		51,936

Total Investments 98.9% (Cost $2,040,098)		$2,516,544

Other Assets and Liabilities (Net) 1.1%		26,777

Net Assets 100.0%		$2,543,321

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  29

Schedule of Investments

PEA Growth & Income Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 92.2%

Capital Goods 7.4%

3M Co.	10,300	$927
General Electric Co.	93,600	3,033
Tyco International Ltd.	75,000	2,485

		6,445

Communications 1.2%

Verizon Communications, Inc.	28,800	1,042

Consumer Discretionary 7.7%

Comcast Corp. ‘A’ (a)	39,300	1,085
CVS Corp.	36,600	1,538
Masco Corp.	33,300	1,038
The Home Depot, Inc.	35,000	1,232
Wal-Mart Stores, Inc.	35,000	1,847

		6,740

Consumer Services 4.4%

Carnival Corp.	25,000	1,175
Clear Channel Communications, Inc.	28,000	1,035
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	15,100	677
Viacom, Inc. ‘B’	28,000	1,000

		3,887

Consumer Staples 5.8%

Altria Group, Inc.	37,500	1,877
CDW Corp.	12,200	778
Kellogg Co.	28,700	1,201
Procter & Gamble Co.	22,000	1,198

		5,054

Energy 7.4%

BP PLC SP - ADR	28,500	1,527
ChevronTexaco Corp.	15,100	1,421
Kinder Morgan, Inc.	19,900	1,180
Royal Dutch Petroleum Co.	17,500	904
Schlumberger Ltd.	23,000	1,461

		6,493

Financial & Business Services 21.6%

ACE Ltd.	30,200	1,277
American Express Co.	27,300	1,403
American International Group, Inc.	28,400	2,024
Bank of America Corp.	30,000	2,539
Boston Properties, Inc.	19,900	997
Citigroup, Inc.	50,000	2,325
Countrywide Financial Corp.	22,000	1,545
J.P. Morgan Chase & Co.	55,000	2,132
MBNA Corp.	47,500	1,225
Morgan Stanley Dean Witter & Co.	30,000	1,583
U.S. Bancorp.	34,900	962
Vornado Realty Trust	15,900	908

		18,920

Healthcare 15.2%

Allergan, Inc.	15,000	1,343
AstraZeneca PLC SP - ADR	20,600	940
Baxter International, Inc.	13,700	469
Caremark Rx, Inc. (a)	43,000	1,416
Guidant Corp.	25,000	1,397
HCA, Inc.	26,800	1,115
Medtronic, Inc.	27,800	1,354
Pfizer, Inc.	50,000	1,714
Teva Pharmaceutical Industries Ltd. SP - ADR	16,900	1,137
Varian Medical Systems, Inc. (a)	20,000	1,587
Zimmer Holdings, Inc. (a)	9,700	856

		13,328

Materials & Processing 4.6%

Alcoa, Inc.	30,000	991
Dow Chemical Co.	30,000	1,221
Freeport-McMoran Copper & Gold, Inc. ‘B’	30,000	995
International Paper Co.	19,000	849

		4,056

Technology 14.6%

Affiliated Computer Services, Inc. ‘A’ (a)	24,900	1,318
Cisco Systems, Inc. (a)	75,000	1,778
Dell, Inc. (a)	30,800	1,103
Honeywell International, Inc.	60,000	2,198
IBM Corp.	15,300	1,349
Microsoft Corp.	75,000	2,142
National Semiconductor Corp. (a)	56,200	1,236
SAP AG SP - ADR	40,600	1,697

		12,821

Utilities 2.3%

Dominion Resources, Inc.	16,700	1,053
Exelon Corp.	28,000	932

		1,985

Total Common Stocks (Cost $73,058)		80,771

CONVERTIBLE PREFERRED STOCK 6.0%

The Chubb Corp.
7.000% due 08/16/2006	35,000	978
Goldman Sachs Group, Inc.
7.375% due 07/15/2004	85,000	1,287
5.500% due 09/09/2004	70,000	1,709
5.625% due 03/21/2005	46,970	1,325

Total Convertible Preferred Stock (Cost $5,370)		5,299

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.1%

Repurchase Agreement 1.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 5.000% due 01/30/2014 valued at $1,013. Repurchase proceeds are $990.)	$990	990

Total Short-Term Instruments (Cost $990)		990

Total Investments 99.3% (Cost $79,418)		$87,060

Other Assets and Liabilities (Net) 0.7%		574

Net Assets 100.0%		$87,634

Notes to Schedule of Investments:

(a)	Non-income producing security.

30 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.4%

Capital Goods 11.0%

General Electric Co.	1,000,000	$32,400
Illinois Tool Works, Inc.	220,000	21,096
Monsanto Co.	200,000	7,700
Tyco International Ltd.	740,000	24,524

		85,720

Consumer Discretionary 7.8%

Best Buy Co., Inc.	210,000	10,655
Comcast Corp. ‘A’ (a)	400,000	11,044
The Home Depot, Inc.	600,000	21,120
Wal-Mart Stores, Inc.	340,000	17,938

		60,757

Consumer Services 12.1%

Carnival Corp.	375,000	17,625
Cendant Corp.	794,000	19,437
Clear Channel Communications, Inc.	250,000	9,237
eBay, Inc. (a)	250,000	22,987
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	368,000	16,505
Viacom, Inc. ‘B’	230,000	8,216

		94,007

Consumer Staples 3.1%

CDW Corp.	40,000	2,550
Procter & Gamble Co.	400,000	21,776

		24,326

Energy 2.1%

Schlumberger Ltd.	255,000	16,195

Financial & Business Services 14.3%

American International Group, Inc.	290,000	20,671
Citigroup, Inc.	370,000	17,205
Countrywide Financial Corp.	240,000	16,860
First Data Corp.	250,000	11,130
Franklin Resources, Inc.	260,000	13,021
MBNA Corp.	350,000	9,026
Merrill Lynch & Co., Inc.	258,100	13,932
MGIC Investment Corp.	125,000	9,483

		111,328

Healthcare 23.0%

Alcon, Inc.	95,000	7,472
Amgen, Inc. (a)	260,000	14,188
Caremark Rx, Inc. (a)	355,000	11,694
Gilead Sciences, Inc. (a)	169,000	11,323
Guidant Corp.	320,000	17,882
Pfizer, Inc.	750,000	25,710
St. Jude Medical, Inc. (a)	88,000	6,657
Stryker Corp.	420,000	23,100
Teva Pharmaceutical Industries Ltd. SP - ADR	330,000	22,206
UnitedHealth Group, Inc. (a)	250,000	15,563
Varian Medical Systems, Inc. (a)	197,900	15,703
Zimmer Holdings, Inc. (a)	83,000	7,321

		178,819

Technology 26.0%

Applied Materials, Inc. (a)	250,000	4,905
Broadcom Corp. ‘A’ (a)	150,000	7,016
Cisco Systems, Inc. (a)	860,000	20,382
Dell, Inc. (a)	450,000	16,119
EMC Corp. (a)	1,080,000	12,312
IBM Corp.	95,000	8,374
Intel Corp.	975,000	26,910
International Game Technology	247,000	9,534
Juniper Networks, Inc. (a)	730,000	17,936
Lexmark International, Inc. ‘A’ (a)	75,000	7,240
Marvell Technology Group Ltd. (a)	470,000	12,549
Mercury Interactive Corp. (a)	250,000	12,458
Microsoft Corp.	850,000	24,276
SAP AG SP - ADR	330,000	13,797
VERITAS Software Corp. (a)	300,000	8,310

		202,118

Total Common Stocks (Cost $610,150)		773,270

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 0.0%

Banking & Finance 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$359	0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.7%

Repurchase Agreement 0.7%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.125% due 12/15/2004 valued at $5,778. Repurchase proceeds are $5,661.)	5,661	5,661

Total Short-Term Instruments (Cost $5,661)		5,661

Total Investments 100.1% (Cost $616,169)		$778,931

Other Assets and Liabilities (Net) (0.1%)		(492)

Net Assets 100.0%		$778,439

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security is in default and has been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  31

Schedule of Investments

PEA Renaissance Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 86.0%

Aerospace 0.6%

Boeing Co.	50,000	$2,554
Snecma S.A. (a)	1,787,500	35,014

		37,568

Capital Goods 10.6%

ArvinMeritor, Inc.	3,510,800	68,706
Cooper Tire & Rubber Co.	3,007,800	69,179
Navistar International Corp. (a)	6,818,900	264,301
Terex Corp. (a)	10,000	341
Tyco International Ltd.	4,029,800	133,548
United Rentals, Inc. (a)	3,149,600	56,346
Visteon Corp.	6,146,700	71,732

		664,153

Communications 1.8%

IDT Corp. ‘B’ (a)	901,700	16,627
UnitedGlobalCom, Inc. ‘A’ (a)	13,568,860	98,510

		115,137

Consumer Discretionary 4.1%

Hollywood Entertainment Corp. (a)	1,350,000	18,036
J.C. Penney Co., Inc.	4,819,300	181,977
Payless Shoesource, Inc. (a)	320,000	4,771
Take Two Interactive Software, Inc. (a)	1,370,000	41,977
Thomas & Betts Corp. (a)	348,500	9,490

		256,251

Consumer Services 2.7%

BearingPoint, Inc. (a)	4,710,000	41,778
Liberty Media Corp. ‘A’ (a)	9,480,281	85,228
Liberty Media International, Inc. ‘A’ (a)	1,120,393	41,567
Quebecor World Inc.	40,000	877

		169,450

Consumer Staples 4.7%

Delhaize Group Ltd.	270,000	13,813
Loews Corp. - Carolina Group	2,155,263	52,912
Safeway, Inc. (a)	4,817,600	122,078
Smithfield Foods, Inc. (a)	3,588,000	105,487

		294,290

Energy 2.2%

ENSCO International, Inc.	59,900	1,743
Pride International, Inc. (a)	8,171,238	139,810

		141,553

Environmental Services 0.7%

Allied Waste Industries, Inc. (a)	3,270,900	43,110

Financial & Business Services 16.6%

American Equity Investment Life Holding Co.	1,754,600	17,458
AmeriCredit Corp. (a)	9,216,400	179,996
Apollo Investment Corp. (a)	2,052,000	28,256
CIGNA Corp.	866,000	59,589
CIT Group, Inc.	6,511,600	249,329
Comerica, Inc.	550,000	30,184
Fairfax Financial Holdings Ltd.	292,850	49,754
Freddie Mac	650,000	41,145
J.P. Morgan Chase & Co.	4,956,800	192,175
Loews Corp.	1,267,700	76,011
Old Republic International Corp.	550,000	13,046
The PMI Group, Inc.	730,000	31,770
UnumProvident Corp.	4,323,140	68,738

		1,037,451

Healthcare 1.6%

Conseco, Inc. (a)	659,500	13,124
Health Net, Inc. (a)	20,000	530
Tenet Healthcare Corp. (a)	6,405,000	85,891

		99,545

Materials & Processing 16.3%

Abitibi-Consolidated, Inc.	9,645,500	65,826
Alcan, Inc.	1,380,000	57,132
Bowater, Inc.	4,543,900	188,981
Crompton Corp.	6,561,385	41,337
Eastman Chemical Co.	2,360,000	109,103
FMC Corp. (a)	1,970,000	84,927
IMC Global, Inc.	5,252,700	70,386
Imperial Chemical Industries PLC	6,350,000	26,544
Imperial Chemical Industries PLC SP - ADR	1,030,000	17,458
Lyondell Chemical Co.	5,770,200	100,344
Millennium Chemicals, Inc. (a)	2,401,700	41,597
Olin Corp.	3,518,000	61,987
Smurfit-Stone Container Corp. (a)	1,065,000	21,247
Solutia, Inc. (a)	2,897,000	666
Tembec, Inc. (a)	5,438,900	41,986
Timken Co.	3,347,700	88,681

		1,018,202

Technology 15.4%

AES Corp. (a)	2,866,600	28,465
Arrow Electronics, Inc. (a)	2,304,500	61,807
Avnet, Inc. (a)	2,188,100	49,670
Electronic Data Systems Corp.	10,000	191
Kulicke & Soffa Industries, Inc. (a)	741,900	8,131
Micron Technology, Inc. (a)	13,121,872	200,896
Reliant Energy, Inc. (a)	19,088,700	206,731
Sanmina-SCI Corp. (a)	21,480,386	195,472
Solectron Corp. (a)	20,844,300	134,863
Teradyne, Inc. (a)	3,414,300	77,505

		963,731

Transportation 5.7%

AMR Corp. (a)	4,088,600	49,513
CSX Corp.	5,196,500	170,289
Delta Air Lines, Inc. (a)	2,800,000	19,936
Overnite Corp.	184,500	5,424
Swift Transportation Co., Inc. (a)	6,314,800	113,351

		358,513

Utilities 3.0%

Allegheny Energy, Inc. (a)	4,655,500	71,741
PG&E Corp. (a)	4,093,400	114,370

		186,111

Total Common Stocks (Cost $4,094,000)		5,385,065

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund SP	980,000	58,859
iShares S&P 500-BARRA Value Index Fund SP	880,000	50,407
SPDR Trust	1,280,000	146,598

Total Exchange-Traded Funds (Cost $244,231)		255,864

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010	$9,320	13,234

Total Convertible Bonds & Notes (Cost $9,320)		13,234

SHORT-TERM INSTRUMENTS 9.6%

Repurchase Agreement 9.6%

State Street Bank

0.800% due 07/01/2004

(Dated 06/30/2004. Collateralized by Fannie Mae 6.000% due 12/15/2005 valued at $24,483 and Federal Home Loan Bank

2.500% due 12/15/2005 valued at $73,444;

1.625% due 04/15/2005 valued at $48,967;

1.500% due 05/13/2005 valued at $48,963;

2.125% due 12/15/2004 valued at $48,962;

2.375% due 02/15/2006 valued at $48,968;

2.625% due 05/15/2007 valued at $24,483;

2.250% due 08/13/2004 valued at $24,482 and Federal Farm Credit Bank

1.970% due 10/20/2004 valued at $48,961;

1.900% due 03/04/2005 valued at $48,962;

2.125% due 08/15/2005 valued at $24,480 and Freddie Mac

2.010% due 10/06/2005 valued at $48,960;

2.300% due 11/17/2005 valued at $24,484;

2.220% due 08/26/2005 valued at $24,485;

2.750% due 08/15/2006 valued at $24,398;

1.520% due 07/22/2005 valued at $24,483. Repurchase proceeds are $599,930.)

	$599,917	599,917

Total Short-Term Instruments (Cost $599,917)		599,917

Total Investments 99.9% (Cost $4,947,468)		$6,254,080

Other Assets and Liabilities (Net) 0.1%		3,140

Net Assets 100.0%		$6,257,220

Notes to Schedule of Investments:

(a)	Non-income producing security.

32 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Target Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.2%

Capital Goods 4.8%

Brunswick Corp.	275,000	$11,220
ITT Industries, Inc.	160,000	13,280
Terex Corp. (a)	300,000	10,239
Zebra Technologies Corp. ‘A’ (a)	145,000	12,615

		47,354

Consumer Discretionary 13.8%

Best Buy Co., Inc.	160,000	8,118
Cablevision Systems New York Group ‘A’ (a)	350,000	6,877
Coach, Inc. (a)	270,000	12,201
Ecolab, Inc.	350,000	11,095
Harman International Industries, Inc.	130,000	11,830
Linens ‘N Things, Inc. (a)	400,000	11,724
Marvel Enterprises, Inc. (a)	575,000	11,224
Masco Corp.	250,000	7,795
MGM Mirage, Inc. (a)	200,000	9,388
Michaels Stores, Inc.	215,000	11,825
PETsMART, Inc.	350,000	11,357
Polaris Industries, Inc.	200,000	9,600
Tempur-Pedic International, Inc. (a)	850,000	11,908

		134,942

Consumer Services 6.6%

Applebee’s International, Inc.	300,000	6,906
Corporate Executive Board Co.	200,000	11,558
E.W. Scripps Co. ‘A’	90,000	9,450
Manpower, Inc.	150,000	7,615
Royal Caribbean Cruises Ltd.	265,000	11,504
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	175,000	7,849
XM Satellite Radio Holings, Inc. ‘A’ (a)	350,000	9,551

		64,433

Consumer Staples 2.4%

CDW Corp.	150,000	9,564
Cott Corp. (a)	50,000	1,620
Whole Foods Market, Inc.	130,000	12,408

		23,592

Energy 2.4%

BJ Services Co. (a)	138,200	6,335
Chesapeake Energy Corp.	131,000	1,928
Murphy Oil Corp.	150,000	11,055
Nabors Industries Ltd. (a)	100,000	4,522

		23,840

Financial & Business Services 14.5%

Affiliated Managers Group, Inc. (a)	139,000	7,001
Alliance Data Systems Corp. (a)	200,000	8,450
Ameritrade Holding Corp. (a)	400,000	4,540
Chicago Mercantile Exchange Holdings, Inc.	80,000	11,550
CIT Group, Inc.	290,000	11,104
Cullen-Frost Bankers, Inc.	200,000	8,950
Doral Financial Corp.	340,000	11,730
Eaton Vance Corp.	270,000	10,317
Everest Reinsurance Group Ltd.	120,000	9,643
Fiserv, Inc. (a)	175,000	6,806
Investors Financial Services Corp.	200,000	8,716
Lamar Advertising Co. ‘A’ (a)	250,000	10,837
Legg Mason, Inc.	100,000	9,101
MGIC Investment Corp.	65,000	4,931
National Financial Partners Corp.	254,900	8,990
SEI Investments Co.	300,000	8,712

		141,378

Healthcare 23.1%

Advanced Medical Optics, Inc. (a)	250,000	10,642
Community Health Systems, Inc. (a)	250,000	6,693
Covance, Inc. (a)	150,000	5,787
Eon Labs, Inc. (a)	270,000	11,051
Express Scripts, Inc. (a)	100,000	7,923
Fisher Scientific International, Inc. (a)	250,000	14,438
Gen-Probe, Inc. (a)	200,000	9,464
Gilead Sciences, Inc. (a)	150,000	10,050
Inamed Corp. (a)	225,000	14,141
Invitrogen Corp. (a)	175,000	12,598
Martek Biosciences Corp. (a)	75,000	4,213
Medicis Pharmaceutical Corp. ‘A’	325,000	12,984
MGI Pharma, Inc. (a)	220,000	5,942
NDCHealth Corp.	100,000	2,320
Omnicare, Inc.	275,000	11,773
PacifiCare Health Systems, Inc. (a)	250,000	9,665
Renal Care Group, Inc. (a)	250,000	8,283
St. Jude Medical, Inc. (a)	150,000	11,348
Varian Medical Systems, Inc. (a)	250,000	19,838
Waters Corp. (a)	300,000	14,334
Wright Medical Group, Inc. (a)	250,000	8,900
Zimmer Holdings, Inc. (a)	150,000	13,230

		225,617

Technology 26.3%

Affiliated Computer Services, Inc. ‘A’ (a)	185,000	9,794
Agere Systems, Inc. ‘A’ (a)	3,500,000	8,050
Arris Group, Inc. (a)	900,000	5,346
Autodesk, Inc.	200,000	8,562
Avaya, Inc. (a)	600,000	9,474
Broadcom Corp. ‘A’ (a)	165,000	7,717
Brocade Communications Systems, Inc. (a)	1,375,000	8,223
Comverse Technology, Inc. (a)	500,000	9,970
DST Systems, Inc. (a)	250,000	12,023
Dun & Bradstreet Corp. (a)	200,000	10,782
Extreme Networks, Inc. (a)	1,625,000	8,970
Gentex Corp.	200,000	7,936
Getty Images, Inc. (a)	175,000	10,500
Integrated Circuit Systems, Inc. (a)	325,000	8,827
InterActive Corp. (a)	285,000	8,590
International Game Technology	300,000	11,580
Juniper Networks, Inc. (a)	325,000	7,985
KLA-Tencor Corp. (a)	100,000	4,938
Lexmark International, Inc. ‘A’ (a)	125,000	12,066
Marvell Technology Group Ltd. (a)	550,000	14,685
Mercury Interactive Corp. (a)	325,000	16,195
Monster Worldwide, Inc. (a)	300,000	7,716
National Semiconductor Corp. (a)	400,000	8,796
Novellus Systems, Inc. (a)	175,000	5,502
Storage Technology Corp. (a)	275,000	7,975
Trimble Navigation Ltd. (a)	500,000	13,895
VERITAS Software Corp. (a)	425,000	11,773

		257,870

Transportation 2.3%

Expeditors International Washington, Inc.	225,000	11,117
Sirva, Inc. (a)	498,500	11,466

		22,583

Total Common Stocks (Cost $740,843)		941,609

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.9%

Repurchase Agreement 2.9%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $24,481 and Fannie Mae 3.875% due 03/15/2005 valued at $4,407. Repurchase proceeds are $28,318.)	$28,317	28,317

Total Short-Term Instruments (Cost $28,317)		28,317

Total Investments 99.1% (Cost $769,160)		$969,926

Other Assets and Liabilities (Net) 0.9%		9,078

Net Assets 100.0%		$979,004

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  33

Schedule of Investments

PEA Value Fund

June 30, 2004

	Shares		Value (000s)
COMMON STOCKS 83.2%

Aerospace 4.9%

Boeing Co.		2,566,800	$131,138

Capital Goods 9.2%

ABB Ltd. (a)		7,100,000	38,833
General Electric Co.		2,890,800	93,662
Navistar International Corp. (a)		850,300	32,958
Tyco International Ltd.		2,442,100	80,931

			246,384

Communications 4.3%

AT&T Wireless Services, Inc. (a)		5,150,000	73,748
Belgacom S.A.		324,600	9,881
Nextel Communications, Inc. ‘A’ (a)		1,160,000	30,926

			114,555

Consumer Discretionary 2.6%

J.C. Penney Co., Inc.		1,829,100	69,067

Consumer Services 4.3%

Liberty Media Corp. ‘A’ (a)		12,427,599	111,724
Time Warner, Inc. (a)		120,000	2,110

			113,834

Consumer Staples 8.7%

Altria Group, Inc.		2,505,000	125,375
Safeway, Inc. (a)		3,802,600	96,358
Sara Lee Corp.		500,000	11,495

			233,228

Energy 0.2%

Royal Dutch Petroleum Co.		110,000	5,684

Financial & Business Services 23.1%

Bank of America Corp.		1,416,107	119,831
Chubb Corp.		60,000	4,091
CIGNA Corp.		415,000	28,556
Citigroup, Inc.		2,510,000	116,715
Fannie Mae		900,000	64,224
Freddie Mac		1,940,000	122,802
J.P. Morgan Chase & Co.		3,143,200	121,862
Lehman Brothers Holdings, Inc.		70,000	5,267
Merrill Lynch & Co., Inc.		360,000	19,433
Prudential Financial, Inc.		230,000	10,688
St. Paul Travelers Co., Inc.		90,583	3,672

			617,141

Healthcare 6.0%

Bristol-Myers Squibb Co.		50,000	1,225
Genworth Financial, Inc. ‘A’ (a)		1,724,200	39,570
HCA, Inc.		90,000	3,743
Merck & Co., Inc.		730,000	34,675
Schering-Plough Corp.		4,427,300	81,817

			161,030

Materials & Processing 9.1%

Alcan, Inc.		3,118,716	129,115
Dow Chemical Co.		1,525,000	62,067
International Paper Co.		110,000	4,917
Waste Management, Inc.		1,590,000	48,734

			244,833

Technology 10.8%

Agilent Technologies, Inc. (a)		965,500	28,270
Hewlett-Packard Co.		3,007,249	63,453
Honeywell International, Inc.		1,900,000	69,597
Micron Technology, Inc. (a)		4,739,077	72,555
Sanmina-SCI Corp. (a)		3,508,800	31,930
Sony Corp.		263,000	9,906
Teradyne, Inc. (a)		527,200	11,967

			287,678

Total Common Stocks (Cost $1,940,832)			2,224,572

EXCHANGE-TRADED FUNDS 5.5%

Index Funds 5.5%

iShares Russell 1000 Value Index Fund SP		880,000	52,853
iShares S&P 500-BARRA Value Index Fund SP		840,000	48,115
SPDR Trust		387,000	44,323

Total Exchange-Traded Funds (Cost $131,580)			145,291

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES (b) 0.6%

Banking & Finance 0.2%

SMFG Finance Ltd.
2.250% due 07/11/2005	JY	234,000	5,147

Industrials 0.4%

Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,919
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	4,522
3.125% due 01/15/2023		1,500	2,436

			10,877

Total Convertible Bonds & Notes (Cost $9,236)			16,024

SHORT-TERM INSTRUMENTS 10.5%

Repurchase Agreement 10.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $97,937; 7.000% due 07/15/2005 valued at $97,926; 6.000% due 12/15/2005 valued at $73,449 and Freddie Mac 2.250% due 11/28/2005 valued at $17,777. Repurchase proceeds are $281,432.)		281,426	281,426

Total Short-Term Instruments (Cost $281,426)			281,426

Total Investments 99.8% (Cost $2,363,074)			$2,667,313

Other Assets and Liabilities (Net) 0.2%			6,386

Net Assets 100.0%			$2,673,699

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Principal amount denoted in indicated currency:
JY - Japanese Yen

34 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 9.2%

3M Co.	204,500	$18,407
Danaher Corp.	143,000	7,415
General Electric Co.	357,000	11,567
Ingersoll-Rand Co. ‘A’	102,000	6,968
Tyco International Ltd.	214,000	7,092

		51,449

Consumer Discretionary 7.0%

Coach, Inc. (a)	133,500	6,033
Nike, Inc. ‘B’	76,500	5,795
Starbucks Corp. (a)	262,500	11,413
The Estee Lauder Cos., Inc. ‘A’	65,100	3,176
Wal-Mart Stores, Inc.	242,000	12,768

		39,185

Consumer Services 4.1%

Apollo Group, Inc. ‘A’ (a)	69,700	6,154
Career Education Corp. (a)	71,800	3,271
Carnival Corp.	129,000	6,063
Viacom, Inc. ‘B’	200,500	7,162

		22,650

Consumer Staples 8.3%

Avon Products, Inc.	144,000	6,644
PepsiCo, Inc.	174,500	9,402
Procter & Gamble Co.	227,000	12,358
SYSCO Corp.	219,000	7,856
Walgreen Co.	271,000	9,813

		46,073

Energy 6.2%

Apache Corp.	133,500	5,814
BJ Services Co. (a)	186,300	8,540
Exxon Mobil Corp.	303,500	13,478
Schlumberger Ltd.	103,500	6,573

		34,405

Financial & Business Services 15.1%

Accenture Ltd. ‘A’ (a)	386,000	10,607
AFLAC, Inc.	137,500	5,611
Citigroup, Inc.	186,500	8,672
Fannie Mae	187,500	13,380
Fifth Third Bancorp	110,000	5,916
Franklin Resources, Inc.	122,500	6,135
Goldman Sachs Group, Inc.	116,500	10,970
Safeco Corp.	192,000	8,448
St. Paul Travelers Co., Inc.	235,500	9,547
Wachovia Corp.	117,000	5,206

		84,492

Healthcare 21.1%

Amgen, Inc. (a)	176,000	9,604
Anthem, Inc. (a)	61,500	5,508
Biogen Idec, Inc. (a)	114,000	7,210
Caremark Rx, Inc. (a)	128,000	4,216
Eli Lilly & Co.	92,000	6,432
Genentech, Inc. (a)	97,700	5,491
Gilead Sciences, Inc. (a)	138,500	9,279
McKesson Corp.	159,500	5,476
Medtronic, Inc.	278,700	13,578
Pfizer, Inc.	743,000	25,470
St. Jude Medical, Inc. (a)	136,500	10,326
Teva Pharmaceutical Industries Ltd. SP - ADR	155,500	10,464
Wyeth	138,500	5,008

		118,062

Materials & Processing 3.2%

Alcan, Inc.	238,000	9,853
Alcoa, Inc.	249,000	8,224

		18,077

Technology 22.2%

ASML Holding NV (a)	475,500	8,136
Cisco Systems, Inc. (a)	700,000	16,590
Corning, Inc. (a)	469,500	6,132
Dell, Inc. (a)	291,000	10,424
Intel Corp.	296,500	8,183
International Game Technology	239,500	9,245
Maxim Integrated Products, Inc.	167,000	8,754
Microsoft Corp.	426,000	12,167
Oracle Corp. (a)	1,077,800	12,858
Red Hat, Inc. (a)	72,000	1,654
Symantec Corp. (a)	165,000	7,224
VERITAS Software Corp. (a)	187,500	5,194
Yahoo!, Inc. (a)	488,000	17,729

		124,290

Transportation 1.7%

United Parcel Service, Inc. ‘B’	122,500	9,208

Total Common Stocks (Cost $499,887)		547,891

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.4%

Repurchase Agreement 3.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.000% due 11/19/2004 valued at $19,645. Repurchase proceeds are $19,257.)	$19,257	19,257

Total Short-Term Instruments (Cost $19,257)		19,257

Total Investments 101.5% (Cost $519,144)		$567,148

Other Assets and Liabilities (Net) (1.5%)		(8,396)

Net Assets 100.0%		$558,752

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  35

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.7%

Aerospace 2.3%

Alliant Techsystems, Inc. (a)	14,000	$887
Goodrich Corp.	136,000	4,397

		5,284

Capital Goods 3.8%

Danaher Corp.	52,540	2,724
Ingersoll-Rand Co. ‘A’	49,600	3,388
Weatherford International, Inc. (a)	60,500	2,721

		8,833

Communications 5.3%

Amdocs Ltd. (a)	75,100	1,760
Cox Radio, Inc. ‘A’ (a)	163,964	2,850
Entercom Communications Corp. (a)	66,800	2,492
Macromedia, Inc. (a)	59,100	1,451
Nextel Partners, Inc. ‘A’ (a)	93,800	1,493
Westwood One, Inc. (a)	97,880	2,330

		12,376

Consumer Discretionary 13.4%

Cintas Corp.	74,500	3,551
Coach, Inc. (a)	22,995	1,039
Dollar General Corp.	35,390	692
Dollar Tree Stores, Inc. (a)	24,290	666
Harman International Industries, Inc.	9,295	846
J.C. Penney Co., Inc.	78,390	2,960
Marvel Enterprises, Inc. (a)	212,525	4,148
Polo Ralph Lauren Corp.	20,010	689
Regis Corp.	47,295	2,109
Staples, Inc.	146,380	4,290
Take Two Interactive Software, Inc. (a)	21,785	667
The Estee Lauder Cos., Inc. ‘A’	66,895	3,263
TJX Cos., Inc.	166,000	4,007
Williams-Sonoma, Inc. (a)	70,900	2,337

		31,264

Consumer Services 6.8%

Career Education Corp. (a)	55,990	2,551
Corporate Executive Board Co.	11,900	688
E.W. Scripps Co. ‘A’	13,500	1,418
Hilton Hotels Corp.	158,000	2,948
Robert Half International, Inc.	111,800	3,328
Royal Caribbean Cruises Ltd.	16,395	712
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	93,300	4,185

		15,830

Consumer Staples 4.5%

CDW Corp.	44,600	2,844
Dean Foods Co. (a)	9,295	347
Kinetic Concepts, Inc. (a)	82,900	4,137
Performance Food Group Co. (a)	40,600	1,078
Smithfield Foods, Inc. (a)	67,195	1,976

		10,382

Energy 5.0%

Apache Corp.	6,900	300
BJ Services Co. (a)	75,200	3,447
Nabors Industries Ltd. (a)	62,800	2,840
Noble Corp. (a)	34,900	1,322
Smith International, Inc. (a)	53,700	2,994
XTO Energy, Inc.	25,500	760

		11,663

Financial & Business Services 9.7%

Ameritrade Holding Corp. (a)	127,300	1,445
CapitalSource, Inc. (a)	120,850	2,955
City National Corp.	38,188	2,509
Fidelity National Financial, Inc.	13,252	495
Fiserv, Inc. (a)	14,250	554
Franklin Resources, Inc.	9,906	496
M&T Bank Corp.	19,100	1,667
Mellon Financial Corp.	111,223	3,262
Perot Systems Corp. ‘A’ (a)	32,500	431
SEI Investments Co.	121,246	3,521
Willis Group Holdings Ltd.	55,345	2,073
XL Capital Ltd. ‘A’	12,600	951
Zions Bancorporation	37,550	2,307

		22,666

Healthcare 20.1%

Aetna, Inc.	47,930	4,074
Allergan, Inc.	28,080	2,514
Amylin Pharmaceuticals, Inc. (a)	88,980	2,029
Angiotech Pharmaceuticals, Inc. (a)	37,400	754
Barr Laboratories, Inc. (a)	37,500	1,264
Biomet, Inc. (a)	32,480	1,443
C.R. Bard, Inc.	6,360	360
Caremark Rx, Inc. (a)	94,864	3,125
Covance, Inc. (a)	11,820	456
Cytyc Corp. (a)	130,850	3,320
Elan Corp. PLC SP - ADR (a)	164,220	4,063
Fisher Scientific International, Inc.	31,490	1,819
IVAX Corp. (a)	77,420	1,857
McKesson Corp.	129,790	4,456
Nektar Therapeutics, Inc. (a)	134,170	2,678
Neurocrine Biosciences, Inc. (a)	38,000	1,970
OSI Pharmaceuticals, Inc. (a)	21,530	1,517
PacifiCare Health Systems, Inc. (a)	117,730	4,551
Sepracor, Inc. (a)	30,150	1,595
St. Jude Medical, Inc. (a)	36,890	2,791
Watson Pharmaceuticals, Inc. (a)	5,180	139

		46,775

Materials & Processing 2.9%

Air Products & Chemicals, Inc.	80,200	4,206
American Standard Cos., Inc. (a)	46,600	1,878
Valspar Corp.	12,000	605

		6,689

Technology 23.9%

Adtran, Inc.	112,300	3,747
Affiliated Computer Services, Inc. ‘A’ (a)	42,800	2,266
Agere Systems, Inc. ‘A’ (a)	454,700	1,046
Agilent Technologies, Inc. (a)	86,000	2,518
Akamai Technologies, Inc. (a)	28,000	503
Ask Jeeves, Inc. (a)	21,600	843
Citrix Systems, Inc. (a)	178,800	3,640
Comverse Technology, Inc. (a)	139,600	2,784
Corning, Inc. (a)	406,400	5,308
Diebold, Inc.	19,500	1,031
Emulex Corp. (a)	189,700	2,715
International Game Technology	18,100	699
Intersil Corp. ‘A’	76,200	1,650
Jabil Circuit, Inc. (a)	31,700	798
KLA-Tencor Corp. (a)	61,300	3,027
Linear Technology Corp.	61,900	2,443
Marvell Technology Group Ltd. (a)	21,400	571
Mercury Interactive Corp. (a)	52,500	2,616
Microchip Technology, Inc.	146,500	4,621
Molex, Inc. ‘A’	19,000	518
National Semiconductor Corp. (a)	132,800	2,920
Novell, Inc. (a)	331,600	2,782
SunGard Data Systems, Inc. (a)	71,100	1,849
Symantec Corp. (a)	6,900	302
VERITAS Software Corp. (a)	166,200	4,604

		55,801

Transportation 1.0%

Expeditors International Washington, Inc.	47,900	2,367

Total Common Stocks (Cost $214,792)		229,930

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.6%

Repurchase Agreement 2.6%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 6.250% due 11/15/2004 valued at $6,231. Repurchase proceeds are $6,108.)	$6,108	6,108

Total Short-Term Instruments (Cost $6,108)		6,108

Total Investments 101.3% (Cost $220,900)		$236,038

Other Assets and Liabilities (Net) (1.3%)		(3,004)

Net Assets 100.0%		$233,034

Notes to Schedule of Investments:

(a)	Non-income producing security.

36 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Tax-Managed Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.6%

Aerospace 3.0%

United Technologies Corp.	12,000	$1,098

Capital Goods 6.3%

General Electric Co.	36,500	1,183
Tyco International Ltd.	34,300	1,137

		2,320

Communications 1.4%

Vodafone Group PLC SP - ADR	24,000	530

Consumer Discretionary 8.5%

Harley-Davidson, Inc.	12,350	765
Harman International Industries, Inc.	8,000	728
Starbucks Corp. (a)	22,700	987
Wal-Mart Stores, Inc.	12,700	670

		3,150

Consumer Services 4.2%

E.W. Scripps Co. ‘A’	8,500	892
Viacom, Inc. ‘B’	18,500	661

		1,553

Consumer Staples 16.9%

Colgate-Palmolive Co.	18,300	1,070
PepsiCo, Inc.	23,000	1,239
SYSCO Corp.	33,500	1,202
Walgreen Co.	31,000	1,123
Whole Foods Market, Inc.	9,000	859
Wm. Wrigley Jr. Co.	12,025	758

		6,251

Energy 7.8%

BJ Services Co. (a)	25,125	1,152
BP PLC SP - ADR	13,700	734
Schlumberger Ltd.	15,700	997

		2,883

Financial & Business Services 9.0%

Automatic Data Processing, Inc.	13,000	544
Fifth Third Bancorp	17,000	914
Merrill Lynch & Co., Inc.	20,000	1,080
Willis Group Holdings Ltd.	20,500	768

		3,306

Healthcare 19.5%

Amgen, Inc. (a)	13,000	709
Genentech, Inc. (a)	9,400	528
Johnson & Johnson	13,400	746
Medtronic, Inc.	23,375	1,139
Pfizer, Inc.	50,000	1,714
Stryker Corp.	18,300	1,007
Teva Pharmaceutical Industries Ltd. SP - ADR	20,000	1,346

		7,189

Technology 18.8%

Cisco Systems, Inc. (a)	32,000	758
Dell, Inc. (a)	23,700	849
Gentex Corp.	26,700	1,059
Intel Corp.	34,800	960
Microsoft Corp.	40,000	1,142
Novell, Inc. (a)	58,000	487
Oracle Corp. (a)	60,000	716
Symantec Corp. (a)	11,925	522
VERITAS Software Corp. (a)	16,500	457

		6,950

Transportation 3.2%

United Parcel Service, Inc. ‘B’	15,500	1,165

Total Common Stocks (Cost $31,111)		36,395

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.320% due 04/07/2006 valued at $445. Repurchase proceeds are $436.)	$436	436

Total Short-Term Instruments (Cost $436)		436

Total Investments 99.8% (Cost $31,547)		$36,831

Other Assets and Liabilities (Net) 0.2%		64

Net Assets 100.0%		$36,895

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  37

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
CCM Capital Appreciation Fund

Class D

06/30/2004	$13.95	$(0.01	)(a)	$2.25	(a)	$2.24	$0.00	$0.00	$0.00
06/30/2003	14.56	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00	0.00
06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)	(0.03)	0.00	0.00
06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)	(0.13)	(7.98)	0.00
06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33	(0.08)	(5.00)	0.00

CCM Mid-Cap Fund

Class D

06/30/2004	$17.38	$(0.06	)(a)	$4.06	(a)	$4.00	$0.00	$0.00	$0.00
06/30/2003	17.84	(0.06	)(a)	(0.40	)(a)	(0.46)	0.00	0.00	0.00
06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)	(0.11)	0.00	(0.02)
06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)	(0.13)	(8.79)	0.00
06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84	(0.01)	(0.02)	0.00

NACM Flex-Cap Value Fund

Class D

06/30/2004	$12.38	$0.02	(a)	$3.33	(a)	$3.35	$(0.02)	$(0.42)	$0.00
07/19/2002 – 06/30/2003	10.00	0.06	(a)	2.52	(a)	2.58	(0.03)	(0.17)	0.00

NACM Growth Fund

Class D

06/30/2004	$11.21	$(0.07	)(a)	$0.92	(a)	$0.85	$0.00	$(0.13)	$0.00
07/19/2002 – 06/30/2003	10.00	(0.04	)(a)	1.25	(a)	1.21	0.00	0.00	0.00

NACM Value Fund

Class D

06/30/2004	$11.99	$0.08	(a)	$2.12	(a)	$2.20	$(0.07)	$(0.26)	$0.00
07/19/2002 – 06/30/2003	10.00	0.11	(a)	2.03	(a)	2.14	(0.06)	(0.09)	0.00

NFJ Dividend Value Fund

Class D

06/30/2004	$10.51	$0.30	(a)	$2.05	(a)	$2.35	$(0.24)	$(0.09)	$0.00
06/30/2003	11.32	0.27	(a)	(0.28	)(a)	(0.01)	(0.30)	(0.50)	0.00
10/31/2001 – 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.28)	(0.86)	0.00

NFJ Large-Cap Value Fund

Class D
06/30/2004	$12.23	$0.18	(a)	$2.38	(a)	$2.56	$(0.16)	$0.00	$0.00
07/19/2002 – 06/30/2003	11.07	0.22	(a)	1.39	(a)	1.61	(0.19)	(0.26)	0.00

NFJ Small-Cap Value Fund

Class D

06/30/2004	$21.92	$0.49	(a)	$5.81	(a)	$6.30	$(0.27)	$(0.23)	$0.00
06/30/2003	21.85	0.41	(a)	(0.06	)(a)	0.35	(0.23)	(0.05)	0.00
06/30/2001 – 06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00

PEA Growth & Income Fund

Class D

06/30/2004	$6.51	$0.08	(a)	$1.09	(a)	$1.17	$(0.10)	$0.00	$0.00
06/30/2003	6.98	0.08	(a)	(0.45	)(a)	(0.37)	(0.10)	0.00	0.00
06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)	(0.03)	0.00	0.00
07/31/2000 – 06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)	(0.03)	(3.63)	0.00

38 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
CCM Capital Appreciation Fund

Class D

06/30/2004	$0.00	$16.19	16.06%	$4,103	1.11	%(d)	(0.05)%	148%
06/30/2003	0.00	13.95	(4.19)	3,780	1.10		(0.07)	161
06/30/2002	(0.03)	14.56	(16.43)	3,655	1.11	(d)	0.08	110
06/30/2001	(8.11)	17.45	(9.18)	2,937	1.10		0.18	112
06/30/2000	(5.08)	26.88	22.84	524	1.11	(c)	(0.10)	119

CCM Mid-Cap Fund

Class D

06/30/2004	$0.00	$21.38	23.01%	$17,933	1.10%		(0.29)%	165%
06/30/2003	0.00	17.38	(2.58)	10,333	1.11	(d)	(0.35)	155
06/30/2002	(0.13)	17.84	(14.98)	6,716	1.11	(d)	0.02	168
06/30/2001	(8.92)	21.13	(5.65)	6,981	1.10		0.44	153
06/30/2000	(0.03)	30.71	34.24	796	1.11	(c)	(0.05)	164

NACM Flex-Cap Value Fund

Class D

06/30/2004	$(0.44)	$15.29	27.33%	$74	1.40%		0.16%	145%
07/19/2002 – 06/30/2003	(0.20)	12.38	26.01	15	1.41	(f)(g)*	0.55 *	173

NACM Growth Fund

Class D

06/30/2004	$(0.13)	$11.93	7.62%	$12	1.25%		(0.55)%	160%
07/19/2002 – 06/30/2003	0.00	11.21	12.10	11	1.25	(h)*	(0.42)*	167

NACM Value Fund

Class D

06/30/2004	$(0.33)	$13.86	18.63%	$82	1.25%		0.59%	50%
07/19/2002 – 06/30/2003	(0.15)	11.99	21.52	12	1.25	(i)*	1.05 *	84

NFJ Dividend Value Fund

Class D

06/30/2004	$(0.33)	$12.53	22.53%	$546	1.20%		2.48%	36%
06/30/2003	(0.80)	10.51	0.43	42	1.20		2.82	43
10/31/2001 – 06/30/2002	(1.14)	11.32	10.51	83	1.21	(e)*	2.41 *	50

NFJ Large-Cap Value Fund

Class D

06/30/2004	$(0.16)	$14.63	21.02%	$29	1.20%		1.30%	99%
07/19/2002 – 06/30/2003	(0.45)	12.23	(3.55)	59	1.20	*	2.02 *	54

NFJ Small-Cap Value Fund

Class D

06/30/2004	$(0.50)	$27.72	29.04%	$5,016	1.26	%(b)	1.95%	30%
06/30/2003	(0.28)	21.92	1.75	2,158	1.25		1.98	20
06/30/2001 – 06/30/2002	0.00	21.85	0.00	11	1.25	*	0.00 *	40

PEA Growth & Income Fund

Class D

06/30/2004	$(0.10)	$7.58	18.00%	$754	1.36	%(j)	1.11%	83%
06/30/2003	(0.10)	6.51	(5.18)	331	1.35		1.35	84
06/30/2002	(0.03)	6.98	(23.95)	78	1.35		1.02	101
07/31/2000 – 06/30/2001	(3.66)	9.22	4.50	11	1.35	*	0.69 *	77

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(h)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.81%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  39

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
PEA Growth Fund

Class D

06/30/2004	$14.76	$(0.05	)(a)	$2.90	(a)	$2.85	$0.00	$0.00	$0.00
06/30/2003	16.00	(0.03	)(a)	(1.21	)(a)	(1.24)	0.00	0.00	0.00
06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)	0.00	(0.16)	(0.16)
06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)	0.00	(2.35)	(2.35)
01/31/2000 – 06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92	0.00	0.00	0.00

PEA Renaissance Fund

Class D

06/30/2004	$17.24	$(0.05	)(a)	$7.59	(a)	$7.54	$0.00	$0.00	$0.00
06/30/2003	19.16	0.01	(a)	(1.24	)(a)	(1.23)	0.00	(0.69)	(0.69)
06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12	0.00	(1.32)	(1.32)
06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56	(0.06)	(1.13)	(1.19)
06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22	0.00	(3.45)	(3.45)

PEA Target Fund

Class D

06/30/2004	$13.34	$(0.12	)(a)	$3.94	(a)	$3.82	$0.00	$0.00	$0.00
06/30/2003	13.31	(0.08	)(a)	0.11	(a)	0.03	0.00	0.00	0.00
06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00	0.00
06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)	0.00	(4.03)	(4.03)
06/12/2000 – 06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68	0.00	0.00	0.00

PEA Value Fund

Class D

06/30/2004	$12.70	$0.10	(a)	$4.41	(a)	$4.51	$(0.07)	$0.00	$(0.07)
06/30/2003	13.73	0.10	(a)	(0.55	)(a)	(0.45)	0.00	(0.58)	(0.58)
06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)	(1.91)
06/30/2001	11.37	0.10	(a)	4.72	(a)	4.82	(0.09)	0.00	(0.09)
06/30/2000	15.29	0.23	(a)	(1.34	)(a)	(1.11)	(0.24)	(2.57)	(2.81)

40 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
PEA Growth Fund

Class D

06/30/2004	$17.61	(f)	19.31	%(f)	$184	1.16	%(d)	(0.28)%	71%
06/30/2003	14.76		(7.75)		72	1.16	(d)	(0.19)	70
06/30/2002	16.00		(25.76)		35	1.16	(d)	(0.29)	76
06/30/2001	21.73		(32.38)		74	1.15		(0.47)	85
01/31/2000 – 06/30/2000	34.76		5.85		11	1.16	*	(0.78)*	72

PEA Renaissance Fund

Class D

06/30/2004	$24.78		43.74%		$392,732	1.26	%(b)	(0.21)%	60%
06/30/2003	17.24		(5.90)		86,043	1.26	(b)	0.09	76
06/30/2002	19.16		5.46		146,584	1.26	(b)	0.04	109
06/30/2001	19.36		38.27		19,710	1.25		0.48	138
06/30/2000	14.99		3.56		1,286	1.25		2.21	133

PEA Target Fund

Class D

06/30/2004	$17.16		28.64%		$1,393	1.21	%(e)	(0.77)%	96%
06/30/2003	13.34		0.22		1,166	1.21	(e)	(0.71)	105
06/30/2002	13.31		(31.04)		978	1.21	(e)	(0.66)	114
06/30/2001	19.30		(27.82)		1,763	1.20		(0.70)	109
06/12/2000 – 06/30/2000	31.14		2.23		10	1.20	*	(0.69)*	99

PEA Value Fund

Class D

06/30/2004	$17.14		35.58%		$335,765	1.11	%(c)	0.64%	67%
06/30/2003	12.70		(2.73)		37,032	1.10		0.85	152
06/30/2002	13.73		(3.73)		40,769	1.10		0.55	190
06/30/2001	16.10		42.66		4,003	1.10		0.66	204
06/30/2000	11.37		(7.07)		46	1.11	(c)	1.71	196

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(f)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Large-Cap Growth Fund

Class D

06/30/2004	$10.84	$(0.01	)(a)	$1.28	(a)	$1.27	$(0.03)	$0.00	$(0.03)
06/30/2003	10.85	0.03	(a)	(0.01	)(a)	0.02	(0.03)	0.00	(0.03)
06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00	0.00
12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00	(0.61)	(0.61)

RCM Mid-Cap Fund

Class D

06/30/2004	$2.06	$(0.02	)(a)	$0.47	(a)	$0.45	$0.00	$0.00	$0.00
06/30/2003	1.99	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00	0.00
06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00	0.00	0.00
12/29/2000 – 12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00

RCM Tax-Managed Growth Fund

Class D

06/30/2004	$9.41	$(0.03	)(a)	$1.35	(a)	$1.32	$0.00	$0.00	$0.00
06/30/2003	9.41	(0.01	)(a)	0.01	(a)	0.00	0.00	0.00	0.00
06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00	0.00
12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.

42 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Large-Cap Growth Fund

Class D

06/30/2004	$0.00		$12.08	11.72%	$70,078	1.21	%(c)	1.21	%(c)	(0.11)%	82%
06/30/2003	0.00		10.84	0.21	70,789	1.00		1.00		0.33	25
06/30/2002	0.00		10.85	(22.83)	57,703	1.00		1.13		0.07	36
01/01/2001 – 06/30/2001	0.00		14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10)*	19
12/31/2000	0.00		16.77	(8.71)	22,782	1.08		1.74		(0.29)	42

RCM Mid-Cap Fund

Class D

06/30/2004	$0.00		$2.51	21.84%	$886	1.23	%(d)	1.23	%(d)	(0.81)%	145%
06/30/2003	0.00		2.06	3.52	3,374	1.04	(b)	1.04	(b)	(0.70)	132
06/30/2002	0.00		1.99	(28.16)	3,975	1.02		1.69		(0.80)	142
01/01/2001 – 06/30/2001	0.00		2.77	(16.82)	440	1.02	*	9.57	*	(0.54)*	76
12/29/2000 – 12/31/2000	0.00		3.33	0.00	50	0.00	*	0.00	*	0.00 *	193

RCM Tax-Managed Growth Fund

Class D

06/30/2004	$0.00		$10.73	14.03%	$3,099	1.36	%(e)	1.36	%(e)	(0.29)%	92%
06/30/2003	0.00		9.41	0.00	3,120	1.35		1.35		(0.15)	74
06/30/2002	0.00		9.41	(20.12)	3,860	1.46		2.58		(0.42)	68
01/01/2001 – 06/30/2001	0.24	(a)	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67)*	40
12/31/2000	0.00		13.75	(8.09)	6,052	1.50		3.03		(0.75)	85

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  43

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$870,794	$776,191	$6,793	$2,727	$4,177	$304,798	$12,825	$2,516,544
Repurchase agreement, at value	0	0	0	0	0	0	0	0
Cash	389	78	1	1	0	0	1	495
Receivable for investments sold	24,470	29,975	23	0	0	0	0	25,561
Receivable for Fund shares sold	523	1,261	1	0	0	3,253	21	10,928
Interest and dividends receivable	657	218	4	1	3	1,056	27	4,800

	896,833	807,723	6,904	2,729	4,180	309,107	12,874	2,558,328

Liabilities:

Payable for investments purchased	$12,023	$24,231	$291	$35	$18	$5,293	$129	$7,152
Payable for Fund shares redeemed	4,712	31,485	2	0	0	477	0	4,925
Accrued investment advisory fee	321	286	3	1	2	105	5	1,203
Accrued administration fee	221	197	2	1	1	103	4	748
Accrued distribution fee	146	124	2	1	1	83	3	568
Accrued servicing fee	72	62	1	0	1	44	2	411
Other liabilities	0	0	0	0	0	39	0	0

	17,495	56,385	301	38	23	6,144	143	15,007

Net Assets	$879,338	$751,338	$6,521	$2,691	$4,157	$302,963	$12,731	$2,543,321

Net Assets Consist of:

Paid in capital	$875,405	$772,620	$5,626	$2,453	$3,549	$273,564	$11,558	$1,907,715
Undistributed (overdistributed) net investment income	0	0	244	11	61	3,360	469	63,787
Accumulated undistributed net realized gain (loss)	(89,202)	(118,102)	52	48	156	2,056	71	95,373
Net unrealized appreciation	93,135	96,820	599	179	391	23,983	633	476,446

	$879,338	$751,338	$6,521	$2,691	$4,157	$302,963	$12,731	$2,543,321

Net Assets:

Class D	$4,103	$17,933	$74	$12	$82	$546	$29	$5,016
Other Classes	875,235	733,405	6,447	2,679	4,075	302,417	12,702	2,538,305

Shares Issued and Outstanding:

Class D	253	839	5	1	6	44	2	181

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$16.19	$21.38	$15.29	$11.93	$13.86	$12.53	$14.63	$27.72

Cost of Investments Owned	$777,659	$679,371	$6,194	$2,548	$3,786	$280,815	$12,192	$2,040,098

44 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands, except per share amounts	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Assets:

Investments, at value	$87,060	$778,931	$6,254,080	$969,926	$2,385,887	$567,148	$236,038	$36,831
Repurchase agreement, at value	0	0	0	0	281,426	0	0	0
Cash	19	541	1,613	173	0	1	0	21
Receivable for investments sold	1,584	7,388	45,623	15,613	22,636	0	16,105	169
Receivable for Fund shares sold	127	100	24,086	549	26,010	915	59	61
Interest and dividends receivable	100	432	3,513	146	4,022	249	80	35

	88,890	787,392	6,328,915	986,407	2,719,981	568,313	252,282	37,117

Liabilities:

Payable for investments purchased	$873	$5,814	$24,967	$4,135	$38,798	$8,736	$13,734	$127
Payable for Fund shares redeemed	258	1,997	38,981	1,915	4,606	417	5,357	44
Accrued investment advisory fee	43	319	2,977	433	925	203	92	18
Accrued administration fee	34	254	1,814	308	790	156	60	15
Accrued distribution fee	32	411	1,811	427	705	24	3	10
Accrued servicing fee	16	158	1,145	185	458	25	2	7
Other liabilities	0	0	0	0	0	0	0	1

	1,256	8,953	71,695	7,403	46,282	9,561	19,248	222

Net Assets	$87,634	$778,439	$6,257,220	$979,004	$2,673,699	$558,752	$233,034	$36,895

Net Assets Consist of:

Paid in capital	$115,161	$1,013,324	$5,352,160	$1,075,758	$2,371,711	$554,683	$581,383	$47,264
Undistributed (overdistributed) net investment income	0	1	(6)	0	4,564	0	0	0
Accumulated undistributed net realized gain (loss)	(35,169)	(397,648)	(401,546)	(297,520)	(6,815)	(43,935)	(363,487)	(15,653)
Net unrealized appreciation	7,642	162,762	1,306,612	200,766	304,239	48,004	15,138	5,284

	$87,634	$778,439	$6,257,220	$979,004	$2,673,699	$558,752	$233,034	$36,895

Net Assets:

Class D	$754	$184	$392,732	$1,393	$335,765	$70,078	$886	$3,099
Other Classes	86,880	778,255	5,864,488	977,611	2,337,934	488,674	232,148	33,796

Shares Issued and Outstanding:

Class D	100	10	15,850	81	19,593	5,801	353	289

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$7.58	$17.61	$24.78	$17.16	$17.14	$12.08	$2.51	$10.73

Cost of Investments Owned	$79,418	$616,169	$4,947,468	$769,160	$2,363,074	$519,144	$220,900	$31,547

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  45

Statements of Operations

	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$256	$217	$2	$1	$1	$117	$4	$903
Dividends, net of foreign taxes	8,523	5,611	59	15	61	6,248	186	68,244
Security lending income	45	48	0	0	0	13	0	147
Miscellaneous income	0	0	0	0	0	0	0	0

Total Income	8,824	5,876	61	16	62	6,378	190	69,294

Expenses:

Investment advisory fees	3,763	3,226	26	11	16	798	34	12,847
Administration fees	2,604	2,221	17	9	13	756	31	8,065
Servicing fees – Class D	11	37	0	0	0	0	0	11
Distribution and/or servicing fees – Other Classes	2,683	2,138	18	9	15	913	33	10,971
Trustees’ fees	52	43	0	0	0	8	0	119
Interest expense	0	1	0	0	0	0	0	1

Total Expenses	9,113	7,666	61	29	44	2,475	98	32,014

Net Investment Income (Loss)	(289)	(1,790)	0	(13)	18	3,903	92	37,280

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	105,630	136,943	364	100	225	6,102	636	152,213
Net realized gain on options	0	0	0	0	0	0	0	0
Net realized gain (loss) on foreign currency transactions	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	15,892	5,825	393	42	226	19,658	465	339,937
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0	0

Net Gain	121,522	142,768	757	142	451	25,760	1,101	492,150

Net Increase from Repayment by Investment Manager	0	0	0	0	0	0	0	0

Net Increase in Assets Resulting from Operations	$121,233	$140,978	$757	$129	$469	$29,663	$1,193	$529,430

46 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid- Cap Fund	RCM Tax-Managed Growth Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$15	$86	$4,493	$231	$1,657	$108	$50	$11
Dividends, net of foreign taxes	2,132	7,019	46,958	3,508	26,548	5,522	971	318
Security lending income	0	39	1,380	238	140	0	0	0
Miscellaneous income	0	0	4	0	0	0	1	0

Total Income	2,147	7,144	52,835	3,977	28,345	5,630	1,022	329

Expenses:

Investment advisory fees	518	4,187	29,782	5,256	7,423	2,336	1,146	181
Administration fees	409	3,323	18,398	3,738	6,334	1,803	745	143
Servicing fees – Class D	1	0	697	3	336	202	6	8
Distribution and/or servicing fees – Other Classes	581	7,418	29,931	7,558	9,683	410	34	157
Trustees’ fees	5	55	270	59	83	31	15	2
Interest expense	0	12	0	1	3	0	0	0

Total Expenses	1,514	14,995	79,078	16,615	23,862	4,782	1,946	491

Net Investment Income (Loss)	633	(7,851)	(26,243)	(12,638)	4,483	848	(924)	(162)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	8,436	84,946	507,014	140,449	237,198	14,004	55,282	2,338
Net realized gain on options	0	0	0	51	0	0	0	0
Net realized gain (loss) on foreign currency transactions	0	0	(39)	0	594	0	0	0
Net change in unrealized appreciation (depreciation) on investments	4,051	64,273	1,119,614	101,871	201,084	42,766	(5,770)	1,222
Net change in unrealized (depreciation) on options	0	0	0	(15)	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(12)	0	0	0	0	0

Net Gain	12,487	149,219	1,626,577	242,356	438,876	56,770	49,512	3,560

Net Increase from Repayment by Investment Manager	0	1,413	0	162	0	0	0	0

Net Increase in Assets Resulting from Operations	$13,120	$142,781	$1,600,334	$229,880	$443,359	$57,618	$48,588	$3,398

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  47

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund		NACM Growth Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(289)	$(275)	$(1,790)	$(1,638)	$0	$10	$(13)	$0
Net realized gain (loss)	105,630	(126,201)	136,943	(98,497)	364	59	100	(1)
Net change in unrealized appreciation	15,892	104,149	5,825	59,956	393	206	42	137

Net increase (decrease) resulting from operations	121,233	(22,327)	140,978	(40,179)	757	275	129	136

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	(9)	(5)	0	0
From net realized capital gains
Class D	0	0	0	0	(1)	0	0	0
Other Classes	0	0	0	0	(104)	(19)	(26)	0
Tax basis return of capital
Class D	0	0	0	0	0	0	0	0
Other Classes	0	(35)	0	0	0	0	0	0

Total Distributions	0	(35)	0	0	(114)	(24)	(26)	0

Fund Share Transactions:

Receipts for shares sold
Class D	976	2,096	8,972	5,623	95	13	0	10
Other Classes	189,000	256,000	231,555	171,474	4,815	1,271	1,807	1,354
Issued as reinvestment of distributions
Class D	0	0	0	0	1	0	0	0
Other Classes	0	34	0	0	96	23	22	0
Cost of shares redeemed
Class D	(1,268)	(1,860)	(4,147)	(2,192)	(44)	0	0	0
Other Classes	(160,268)	(186,859)	(244,917)	(407,059)	(507)	(137)	(693)	(49)

Net increase (decrease) resulting from Fund share transactions	28,440	69,411	(8,537)	(232,154)	4,456	1,170	1,136	1,315

Fund Redemption Fees	4	0	9	2	1	0	1	0

Total Increase (Decrease) in Net Assets	149,677	47,049	132,450	(272,331)	5,100	1,421	1,240	1,451

Net Assets:

Beginning of period	729,661	682,612	618,888	891,219	1,421	0	1,451	0

End of period*	$879,338	$729,661	$751,338	$618,888	$6,521	$1,421	$2,691	$1,451

* Including undistributed net investment income of:	$0	$0	$0	$0	$244	$49	$11	$0

48 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	NACM Value Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund
	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$18	$16	$3,903	$1,639	$92	$58	$37,280	$14,981
Net realized gain (loss)	225	48	6,102	956	636	(98)	152,213	8,649
Net change in unrealized appreciation	226	165	19,658	872	465	70	339,937	41,862

Net increase (decrease) resulting from operations	469	229	29,663	3,467	1,193	30	529,430	65,492

Distributions to Shareholders:

From net investment income
Class D	0	0	(4)	(2)	0	0	(55)	(2)
Other Classes	(14)	(8)	(3,258)	(1,787)	(92)	(52)	(21,246)	(9,280)
From net realized capital gains
Class D	(1)	0	(1)	(4)	0	0	(47)	0
Other Classes	(58)	(9)	(1,137)	(2,345)	0	(60)	(20,325)	(2,712)
Tax basis return of capital
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(73)	(17)	(4,400)	(4,138)	(92)	(112)	(41,673)	(11,994)

Fund Share Transactions:

Receipts for shares sold
Class D	81	10	522	155	15	63	2,933	2,089
Other Classes	3,000	1,569	225,634	48,573	10,204	2,942	1,086,080	1,052,449
Issued as reinvestment of distributions
Class D	1	0	5	6	0	0	102	1
Other Classes	66	17	3,572	3,845	86	105	31,305	8,579
Cost of shares redeemed
Class D	(15)	0	(46)	(182)	(48)	(5)	(1,231)	(97)
Other Classes	(1,107)	(74)	(29,681)	(14,547)	(2,385)	(1,101)	(586,939)	(423,697)

Net increase (decrease) resulting from Fund share transactions	2,026	1,522	200,006	37,850	7,872	2,004	532,250	639,324

Fund Redemption Fees	1	0	19	0	2	0	18	114

Total Increase (Decrease) in Net Assets	2,423	1,734	225,288	37,179	8,975	1,922	1,020,025	692,936
Net Assets:

Beginning of period	1,734	0	77,675	40,496	3,756	1,834	1,523,296	830,360

End of period*	$4,157	$1,734	$302,963	$77,675	$12,731	$3,756	$2,543,321	$1,523,296

* Including undistributed net investment income of:	$61	$49	$3,360	$756	$469	$11	$63,787	$8,697

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  49

Statements of Changes in Net Assets (Cont.)

	PEA Growth & Income Fund		PEA Growth Fund		PEA Renaissance Fund		PEA Target Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$633	$692	$(7,851)	$(7,295)	$(26,243)	$(9,762)	$(12,638)	$(10,339)
Net realized gain (loss)	8,436	(8,585)	84,946	(137,374)	506,975	(874,032)	140,500	(114,998)
Net change in unrealized appreciation (depreciation)	4,051	3,608	64,273	45,321	1,119,602	461,155	101,856	93,351
Net increase from repayment by Investment Manager	0	0	1,413	0	0	0	162	0

Net increase (decrease) resulting from operations	13,120	(4,285)	142,781	(99,348)	1,600,334	(422,639)	229,880	(31,986)

Distributions to Shareholders:

From net investment income
Class D	(7)	(5)	0	0	0	0	0	0
Other Classes	(825)	(841)	0	0	0	0	0	0
From net realized capital gains
Class D	0	0	0	0	0	(3,367)	0	0
Other Classes	0	0	0	0	0	(139,888)	0	0
Tax basis return of capital
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	(7)	0	0

Total Distributions	(832)	(846)	0	0	0	(143,262)	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	506	463	120	42	337,298	31,372	546	433
Other Classes	36,404	46,031	66,502	606,654	2,171,672	736,042	122,032	622,137
Issued in reorganization
Class D	0	0	0	14	0	0	0	0
Other Classes	0	0	0	16,877	0	0	0	0
Issued as reinvestment of distributions
Class D	7	3	0	0	0	3,291	0	0
Other Classes	690	720	0	0	1	110,609	0	0
Cost of shares redeemed
Class D	(151)	(229)	(26)	(21)	(108,346)	(72,037)	(631)	(251)
Other Classes	(34,242)	(46,372)	(255,615)	(834,246)	(1,081,960)	(1,268,860)	(213,355)	(827,869)

Net increase (decrease) resulting from Fund share transactions	3,214	616	(189,019)	(210,680)	1,318,665	(459,583)	(91,408)	(205,550)

Fund Redemption Fees	3	0	7	0	242	5	11	0

Total Increase (Decrease) in Net Assets	15,505	(4,515)	(46,231)	(310,028)	2,919,241	(1,025,479)	138,483	(237,536)

Net Assets:

Beginning of period	72,129	76,644	824,670	1,134,698	3,337,979	4,363,458	840,521	1,078,057

End of period*	$87,634	$72,129	$778,439	$824,670	$6,257,220	$3,337,979	$979,004	$840,521

* Including undistributed (overdistributed) net investment income of:	$0	$94	$1	$0	$(6)	$0	$0	$0

50 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	PEA Value Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,483	$3,932	$848	$1,487	$(924)	$(1,022)	$(162)	$(3)
Net realized gain (loss)	237,792	(239,518)	14,004	(23,595)	55,282	(45,491)	2,338	(632)
Net change in unrealized appreciation (depreciation)	201,084	222,679	42,766	32,583	(5,770)	39,934	1,222	706
Net increase from repayment by Investment Manager	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from operations	443,359	(12,907)	57,618	10,475	48,588	(6,579)	3,398	71

Distributions to Shareholders:

From net investment income
Class D	(336)	0	(213)	(172)	0	0	0	0
Other Classes	(3,598)	0	(1,588)	(727)	0	0	0	0
From net realized capital gains
Class D	0	(1,653)	0	0	0	0	0	0
Other Classes	0	(40,411)	0	0	0	0	0	0
Tax basis return of capital
Class D	0	0	0	(29)	0	0	0	0
Other Classes	0	0	0	(123)	0	0	0	0

Total Distributions	(3,934)	(42,064)	(1,801)	(1,051)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	323,453	20,241	31,115	44,447	502	1,282	237	551
Other Classes	1,272,249	523,275	203,727	241,434	42,250	65,793	10,991	10,058
Issued in reorganization
Class D	0	0	0	0	0	0	121	0
Other Classes	0	0	0	0	0	0	20,148	0
Issued as reinvestment of distributions
Class D	328	1,627	205	200	0	0	0	0
Other Classes	3,076	33,125	1,488	803	0	0	0	0
Cost of shares redeemed
Class D	(52,536)	(21,283)	(40,677)	(32,615)	(3,544)	(1,938)	(803)	(1,208)
Other Classes	(287,360)	(361,410)	(145,538)	(61,034)	(84,773)	(183,572)	(8,290)	(5,350)

Net increase (decrease) resulting from Fund share transactions	1,259,210	195,575	50,320	193,235	(45,565)	(118,435)	22,404	4,051

Fund Redemption Fees	284	11	47	22	2	39	1	0

Total Increase (Decrease) in Net Assets	1,698,919	140,615	106,184	202,681	3,025	(124,975)	25,803	4,122

Net Assets:

Beginning of period	974,780	834,165	452,568	249,887	230,009	354,984	11,092	6,970

End of period*	$2,673,699	$974,780	$558,752	$452,568	$233,034	$230,009	$36,895	$11,092

* Including undistributed (overdistributed) net investment income of:	$4,564	$3,754	$0	$917	$0	$0	$0	$0

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  51

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value1, Large-Cap Value2 and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value1, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003 NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.
[2]	Effective November 1, 2003 NFJ Basic Value Fund officially changed its name to the NFJ Large-Cap Value Fund.

52  PIMCO Funds Annual Report   |  06.30.04

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund – $14,909; CCM Mid-Cap Fund – $4,154; NACM Flex-Cap Value Fund – $117; NACM Growth Fund – $86; NFJ Dividend Value Fund – $47,470; NFJ Large-Cap Value Fund – $197; NFJ Small-Cap Value Fund – $78,540; PEA Growth & Income Fund – $13,742; PEA Growth Fund – $41,863; PEA Renaissance Fund – $270,144; PEA Target Fund – $31,323; PEA Value Fund – $230,134; RCM Large-Cap Growth Fund – $37,648; RCM Mid-Cap Fund – $2,501; and RCM Tax-Managed Growth Fund – $6,053.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld were as follows: PEA Value Fund – $2,566.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Collateral received for securities on loan is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the

06.30.04  |  PIMCO Funds Annual Report  53

Notes to Financial Statements (Cont.)

June 30, 2004

collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, became securities lending agent for the Trust. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
CCM Capital Appreciation Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
CCM Mid-Cap Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
NFJ Dividend Value Fund	0.45%	0.25%	0.25%	0.50%	0.50%	0.50%
NFJ Large-Cap Value Fund	0.45%	0.25%	0.25%	0.50%	0.50%	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%	0.25%	0.50%	0.50%	0.50%
PEA Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Renaissance Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Target Fund	0.55%	0.25%	0.25%	0.40%	0.40%	N/A
PEA Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
NACM Flex-Cap Value Fund	0.65%	0.30%	0.30%	0.50%	0.50%	N/A
NACM Growth Fund	0.50%	0.30%	0.30%	0.50%	0.50%	N/A
NACM Value Fund	0.50%	0.30%	0.30%	0.50%	0.50%	N/A
RCM Large-Cap Growth Fund	0.45%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Tax-Managed Growth Fund	0.60%	0.30%	N/A	0.50%	0.50%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Prior to February 6, 2004, the Redemption Fee was equal to 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee

54  PIMCO Funds Annual Report   |  06.30.04

in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25

Class B
All Funds	0.75	0.25

Class C
All Funds	0.75	0.25

Class D
All Funds	—	0.25

Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $7,251,027 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	1.41%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004
NACM Flex-Cap Value Fund	$84	$0
NACM Growth Fund	84	0
NACM Value Fund	84	0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual

06.30.04  |  PIMCO Funds Annual Report  55

Notes to Financial Statements (Cont.)

June 30, 2004

retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium
Balance at 06/30/2003	$1,090
Sales	287
Closing Buys	(459)
Expirations	(918)

Balance at 06/30/2004	$0

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
CCM Capital Appreciation Fund	$1,215,218	$1,191,065
CCM Mid-Cap Fund	1,140,148	1,137,566
NACM Flex-Cap Value Fund	9,535	5,411
NACM Growth Fund	4,618	3,475
NACM Value Fund	3,516	1,524
NFJ Dividend Value Fund	248,632	59,803
NFJ Large-Cap Value Fund	14,910	7,301
NFJ Small-Cap Value Fund	1,184,375	611,526
PEA Growth & Income Fund	73,358	69,958
PEA Growth Fund	586,198	772,160
PEA Renaissance Fund	3,685,080	2,676,699
PEA Target Fund	884,900	1,003,569
PEA Value Fund	2,067,607	1,007,700
RCM Large-Cap Growth Fund	471,104	414,117
RCM Mid-Cap Fund	341,783	384,211
RCM Tax-Managed Growth Fund	45,612	26,058

6. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
RCM Tax-Managed Growth Fund	PPA Tax- Efficient Equity Fund	10/10/2003	2,049	20,269	20,269	14,814	35,083	3,293

56  PIMCO Funds Annual Report   |  06.30.04

7. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post- October Deferral (2)
CCM Capital Appreciation Fund	$0	$0	$0	$0	$(89,087)	$0
CCM Mid-Cap Fund	0	0	0	0	(118,033)	0
NACM Flex-Cap Value Fund	244	56	0	0	0	0
NACM Growth Fund	11	51	0	0	0	0
NACM Value Fund	61	161	0	0	0	0
NFJ Dividend Value Fund	3,360	2,571	0	0	0	0
NFJ Large-Cap Value Fund	470	76	0	0	0	0
NFJ Small-Cap Value Fund	63,787	94,399	0	0	0	0
PEA Growth & Income Fund	0	0	0	0	(35,127)	0
PEA Growth Fund	0	0	0	0	(396,033)	0
PEA Renaissance Fund	0	0	0	0	(342,933)	(6)
PEA Target Fund	0	0	0	0	(290,292)	0
PEA Value Fund	4,564	3,180	0	0	(64)	0
RCM Large-Cap Growth Fund	0	0	0	0	(39,028)	0
RCM Mid-Cap Fund	0	0	0	0	(361,834)	0
RCM Tax-Managed Growth Fund	0	0	0	0	(15,099)	0

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008		2009		2010		2011
CCM Capital Appreciation Fund	$0		$0		$0		$89,087
CCM Mid-Cap Fund	0		0		9,318		108,715
PEA Growth & Income Fund	6,058	(3)	0		15,289		13,780
PEA Growth Fund	0		0		201,408	(4)	194,625
PEA Renaissance Fund	0		0		0		342,933
PEA Target Fund	0		0		66,731		223,561
PEA Value Fund	0		64	(3)	0		0
RCM Large-Cap Growth Fund	0		0		25,203		13,825
RCM Mid-Cap Fund	0		212,202		135,960		13,672
RCM Tax-Managed Growth Fund	729		6,060		904		7,406	(5)

(3)	Represents acquired capital loss carryovers which may be limited under current tax law.
(4)	Includes $4,844,310 of acquired capital loss carryovers which may be limited under current tax law.
(5)	Includes $6,725,437 of acquired capital loss carryovers which may be limited under current tax law.

06.30.04  |  PIMCO Funds Annual Report  57

Notes to Financial Statements (Cont.)

June 30, 2004

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
CCM Capital Appreciation Fund	$777,774	$103,802	$(10,782)	$93,020
CCM Mid-Cap Fund	679,440	102,919	(6,168)	96,751
NACM Flex-Cap Value Fund	6,198	678	(83)	595
NACM Growth Fund	2,551	206	(30)	176
NACM Value Fund	3,791	428	(42)	386
NFJ Dividend Value Fund	281,330	25,086	(1,618)	23,468
NFJ Large-Cap Value Fund	12,198	857	(230)	627
NFJ Small-Cap Value Fund	2,039,124	498,377	(20,957)	477,420
PEA Growth & Income Fund	79,460	9,010	(1,410)	7,600
PEA Growth Fund	617,783	170,842	(9,694)	161,148
PEA Renaissance Fund	5,006,081	1,296,603	(48,604)	1,247,999
PEA Target Fund	776,388	216,347	(22,809)	193,538
PEA Value Fund	2,373,005	308,849	(14,541)	294,308
RCM Large-Cap Growth Fund	524,051	55,521	(12,424)	43,097
RCM Mid-Cap Fund	222,553	22,020	(8,535)	13,485
RCM Tax-Managed Growth Fund	32,101	4,994	(264)	4,730

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (7)	Long-Term Capital Gains Distributions	Return of Capital
CCM Capital Appreciation Fund	$0	$0	$0
CCM Mid-Cap Fund	0	0	0
NACM Flex-Cap Value Fund	114	0	0
NACM Growth Fund	10	16	0
NACM Value Fund	63	10	0
NFJ Dividend Value Fund	4,392	8	0
NFJ Large-Cap Value Fund	92	0	0
NFJ Small-Cap Value Fund	29,302	12,371	0
PEA Growth & Income Fund	832	0	0
PEA Growth Fund	0	0	0
PEA Renaissance Fund	0	0	0
PEA Target Fund	0	0	0
PEA Value Fund	3,934	0	0
RCM Large-Cap Growth Fund	1,801	0	0
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(7)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

58  PIMCO Funds Annual Report   |  06.30.04

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Flex-Cap Value Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	63	$976	161	$2,096	446	$8,972	358	$5,623	7	$95	1	$13
Other Classes	12,365	189,000	19,865	256,000	11,524	231,555	10,879	171,474	340	4,815	123	1,271
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0	0	1	0	0
Other Classes	0	0	3	34	0	0	0	0	6	96	2	23
Cost of shares redeemed
Class D	(81)	(1,268)	(141)	(1,860)	(202)	(4,147)	(139)	(2,192)	(3)	(44)	0	0
Other Classes	(10,377)	(160,268)	(14,497)	(186,859)	(12,247)	(244,917)	(25,342)	(407,059)	(35)	(507)	(12)	(137)

Net increase (decrease) resulting from Fund share transactions	1,970	$28,440	5,391	$69,411	(479)	$(8,537)	(14,244)	$(232,154)	315	$4,456	114	$1,170

	NACM Growth Fund				NACM Value Fund				NFJ Dividend Value Fund
	Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	0	$0	1	$10	6	$81	1	$10	44	$522	15	$155
Other Classes	153	1,807	132	1,354	229	3,000	149	1,569	19,076	225,634	4,951	48,573
Issued as reinvestment of distributions
Class D	0	0	0	0	0	1	0	0	0	5	1	6
Other Classes	1	22	0	0	6	66	1	17	302	3,572	386	3,845
Cost of shares redeemed
Class D	0	0	0	0	(1)	(15)	0	0	(4)	(46)	(19)	(182)
Other Classes	(58)	(693)	(4)	(49)	(83)	(1,107)	(7)	(74)	(2,521)	(29,681)	(1,495)	(14,547)

Net increase resulting from Fund share transactions	96	$1,136	129	$1,315	157	$2,026	144	$1,522	16,897	$200,006	3,839	$37,850

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	1	$15	5	$63	127	$2,933	102	$2,089	69	$506	77	$463
Other Classes	733	10,204	253	2,942	45,163	1,086,080	53,235	1,052,449	5,132	36,404	7,486	46,031
Issued as reinvestment of distributions
Class D	0	0	0	0	4	102	0	1	1	7	1	3
Other Classes	7	86	9	105	1,300	31,305	434	8,579	95	690	119	720
Cost of shares redeemed
Class D	(4)	(48)	0	(5)	(48)	(1,231)	(5)	(97)	(21)	(151)	(38)	(229)
Other Classes	(170)	(2,385)	(99)	(1,101)	(23,792)	(586,939)	(21,649)	(423,697)	(4,779)	(34,242)	(7,516)	(46,372)

Net increase resulting from Fund share transactions	567	$7,872	168	$2,004	22,754	$532,250	32,117	$639,324	497	$3,214	129	$616

06.30.04  |  PIMCO Funds Annual Report  59

Notes to Financial Statements (Cont.)

June 30, 2004

	PEA Growth Fund				PEA Renaissance Fund				PEA Target Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	7	$120	3	$42	15,680	$337,298	1,925	$31,372	34	$546	35	$433
Other Classes	3,832	66,502	37,788	606,654	99,724	2,171,672	49,439	736,042	8,211	122,032	54,290	622,137
Issued in reorganization
Class D	0	0	1	14	0	0	0	0	0	0	0	0
Other Classes	0	0	1,213	16,877	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	218	3,291	0	0	0	0
Other Classes	0	0	0	0	0	1	7,551	110,609	0	0	0	0
Cost of shares redeemed
Class D	(2)	(26)	(1)	(21)	(4,822)	(108,346)	(4,803)	(72,037)	(40)	(631)	(21)	(251)
Other Classes	(15,409)	(255,615)	(53,642)	(834,246)	(50,001)	(1,081,960)	(88,561)	(1,268,860)	(14,781)	(213,355)	(73,590)	(827,869)

Net increase (decrease) resulting from Fund share transactions	(11,572)	$(189,019)	(14,638)	$(210,680)	60,580	$1,318,665	(34,231)	$(459,583)	(6,576)	$(91,408)	(19,286)	$(205,550)

	PEA Value Fund				RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	19,983	$323,453	1,754	$20,241	2,731	$31,115	4,343	$44,447	227	$502	706	$1,282
Other Classes	81,918	1,272,249	46,131	523,275	17,431	203,727	23,219	241,434	18,461	42,250	35,748	65,793
Issued as reinvestment of distributions
Class D	22	328	145	1,627	18	205	20	200	0	0	0	0
Other Classes	210	3,076	2,973	33,125	128	1,488	78	803	0	0	0	0
Cost of shares redeemed
Class D	(3,327)	(52,536)	(1,954)	(21,283)	(3,479)	(40,677)	(3,147)	(32,615)	(1,514)	(3,544)	(1,063)	(1,938)
Other Classes	(18,842)	(287,360)	(32,606)	(361,410)	(12,452)	(145,538)	(5,958)	(61,034)	(36,015)	(84,773)	(101,739)	(183,572)

Net increase (decrease) resulting from Fund share transactions	79,964	$1,259,210	16,443	$195,575	4,377	$50,320	18,555	$193,235	(18,841)	$(45,565)	(66,348)	$(118,435)

	RCM Tax-Managed Growth Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	23	$237	62	$551
Other Classes	1,075	10,991	1,108	10,058
Issued as reinvestment of distributions
Class D	12	121	0	0
Other Classes	2,037	20,148	0	0
Cost of shares redeemed
Class D	(77)	(803)	(141)	(1,208)
Other Classes	(792)	(8,290)	(593)	(5,350)

Net increase resulting from Fund share transactions	2,278	$22,404	436	$4,051

9. Subsequent Event - PEA Renaissance Fund

PAFM has identified transactions in which the PEA Renaissance Fund’s purchase of shares of exchange-traded index funds caused the Fund’s ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions. PAFM and the Trustees are reviewing those transactions to determine whether the Fund has a claim under its investment advisory contract with PAFM. No such claim has been asserted and the amount of any such claim is therefore unknown at this time.

60  PIMCO Funds Annual Report   |  06.30.04

10. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

06.30.04  |  PIMCO Funds Annual Report  61

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NACM Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Renaissance Fund, PEA Target Fund, PEA Value Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Tax-Managed Growth Fund, (16 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

62  PIMCO Funds Annual Report   |  06.30.04

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

NACM Flex-Cap Value Fund	46.89%
NACM Growth Fund	100.00%
NACM Value Fund	95.40%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Flex-Cap Value Fund	48.22%
NACM Growth Fund	100.00%
NACM Value Fund	98.56%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

06.30.04  |  PIMCO Funds Annual Report  63

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

64  PIMCO Funds Annual Report   |  06.30.04

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.04  |  PIMCO Funds Annual Report  65

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66  PIMCO Funds Annual Report   |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report	PZ032A.7/04

Annual Report

06.30.04

PIMCO International/Sector Stock Funds

Share Class	GLOBAL STOCK FUNDS	SECTOR-RELATED STOCK FUNDS

D	NACM Global Fund	PEA Innovation Fund

	RCM Global Small-Cap Fund	RCM Global Healthcare Fund

RCM Biotechnology Fund

	INTERNATIONAL STOCK FUNDS	RCM Global Technology Fund

RCM International Growth

Equity Fund

NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing.

This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO Funds Annual Report  |  06.30.04  3

Important Information

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (3/99), RCM Global Technology (1/99) and RCM International Growth Equity (3/99). The oldest share class for the following Funds is the A shares, and the D shares were first offered in (month/year): PEA Innovation (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Annual Report  |  06.30.04  5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, represent the “best of the best” globally.

•	The Fund’s Class D Shares generated a 30.44% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI All-Country World Free Index, which rose 26.66%.

•	Improvement in the global economy and a generally favorable corporate earnings environment propelled stock prices higher worldwide. Companies in economically sensitive groups, such as basic materials and industrials, did especially well. In dollar terms, international equities outperformed U.S. stocks.

•	The Fund’s holdings in most countries and sectors of investment posted strong gains. Compared to the benchmark, stock selection in the United States, Japan and Canada drove outperformance. Issue selection in the United Kingdom, South Korea and Taiwan modestly detracted from relative results.

•	From a sector perspective, stock selection in technology and financial services had the largest positive impact on the Fund’s performance versus the index. An overweight in technology, a sector that outperformed the broad market, was another plus. Issue selection among energy and utilities companies negatively affected relative performance.

•	The Fund’s top-performing stocks included Yahoo! Inc., a U.S.-based Internet company; Silicon Laboratories Inc., a U.S.-based manufacturer of specialized integrated circuits; and Mitsubishi Tokyo Financial Group, a Japanese bank. The stock price of Yahoo! benefited from growth in online advertising. Silicon Laboratories continued to report strong operating results and is diversifying its product portfolio and customer base. Shares of Mitsubishi Tokyo Financial advanced amid a decline in the company’s non-performing loans.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Global Fund Class D	30.44%	—	—	24.54%
MSCI All-Country World Free Index	26.66%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	23.61%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,065.10	$1,025.00
Expenses Paid During Period	$8.01	$7.85

Expenses are equal to the expense ratio of 1.56% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Global Fund Share Class D	MSCI All-Country World Free Index
7/31/2002	$10,000	$10,000
8/31/2002	$10,122	$10,026
9/30/2002	$9,372	$8,926
10/31/2002	$10,009	$9,583
11/30/2002	$10,600	$10,107
12/31/2002	$9,776	$9,625
1/31/2003	$9,550	$9,344
2/28/2003	$9,306	$9,181
3/31/2003	$9,315	$9,146
4/30/2003	$10,020	$9,962
5/31/2003	$10,763	$10,542
6/30/2003	$11,017	$10,745
7/31/2003	$11,515	$10,983
8/31/2003	$12,163	$11,243
9/30/2003	$12,107	$11,315
10/31/2003	$12,831	$12,002
11/30/2003	$12,907	$12,186
12/31/2003	$13,494	$12,959
1/31/2004	$13,888	$13,180
2/29/2004	$14,241	$13,424
3/31/2004	$14,433	$13,353
4/30/2004	$13,827	$13,278
5/31/2004	$13,928	$13,309
6/30/2004	$14,372	$13,609

6  PIMCO Funds Annual Report  |  06.30.04

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by normally investing in the equity securities of Pacific Rim companies, including those in Japan, across all market capitalizations.

•	The Fund’s Class D Shares generated a 46.97% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI Pacific Index, which rose 41.50%.

•	Equity prices climbed sharply higher throughout the Pacific Rim’s developed countries against a backdrop of accelerating economic activity. In Japan, for example, first quarter 2004 GDP grew at a 5.6% annual rate, marking the eighth consecutive quarter of expansion.

•	For the Fund, positions in Japan and Hong Kong did notably well, rising more than 70% on average and driving outperformance versus the benchmark. An overall underweight in Japan modestly detracted from relative results, as did issue selection in Taiwan.

•	The Fund’s financial services holdings gained more than 95% on average and were a major contributor to this period’s outperformance. Stock selection among technology companies also helped the Fund’s relative return. An underweight in consumer discretionary names was a negative, as this group outperformed the broad market.

•	The Fund’s top-performing stocks included Japanese financial services firms Matsui Securities, Mitsubishi Tokyo Financial and UFJ Holdings. Dickson Concepts, a Hong Kong-based retailer of luxury goods, and eAccess, a Japanese provider of broadband Internet access services, were other strong performers. Dickson Concepts experienced positive trends in sales and operating margins and has plans to open more than 30 new stores. The stock price of eAccess benefited from growth in the company’s subscriber base.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Class D	46.97%	6.66%	—	10.81%
MSCI Pacific Index	41.50%	-0.27%	—	—
Lipper Pacific Region Fund Average	35.42%	0.03%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,089.70	$1,025.00
Expenses Paid During Period	$9.61	$9.31

Expenses are equal to the expense ratio of 1.85% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Pacific Rim Fund Share Class D	MSCI Pacific Index
12/31/1997	10,000	10,000
1/31/1998	10,076	10,544
2/28/1998	10,336	10,924
3/31/1998	10,116	10,323
4/30/1998	9,632	10,120
5/31/1998	8,279	9,435
6/30/1998	7,725	9,418
7/31/1998	7,873	9,255
8/31/1998	7,105	8,162
9/30/1998	7,661	8,137
10/31/1998	8,296	9,548
11/30/1998	8,986	9,988
12/31/1998	9,301	10,268
1/31/1999	9,481	10,344
2/28/1999	9,127	10,143
3/31/1999	9,800	11,423
4/30/1999	11,347	12,189
5/31/1999	11,676	11,465
6/30/1999	14,112	12,522
7/31/1999	15,266	13,477
8/31/1999	15,744	13,342
9/30/1999	16,072	13,960
10/31/1999	16,478	14,502
11/30/1999	19,265	15,224
12/31/1999	22,449	16,221
1/31/2000	22,133	15,441
2/29/2000	25,342	15,104
3/31/2000	23,114	16,154
4/30/2000	20,072	15,033
5/31/2000	18,758	14,161
6/30/2000	20,348	15,255
7/31/2000	17,937	13,805
8/31/2000	21,203	14,558
9/30/2000	19,055	13,793
10/31/2000	18,143	13,002
11/30/2000	17,669	12,552
12/31/2000	16,436	12,060
1/31/2001	16,725	12,024
2/28/2001	15,812	11,513
3/31/2001	14,624	10,972
4/30/2001	15,357	11,695
5/31/2001	16,048	11,652
6/30/2001	15,599	11,096
7/31/2001	14,750	10,376
8/31/2001	14,028	10,132
9/30/2001	12,611	9,075
10/31/2001	13,005	9,172
11/30/2001	13,695	9,437
12/31/2001	13,521	9,020
1/31/2002	13,705	8,520
2/28/2002	14,352	8,749
3/31/2002	15,165	9,386
4/30/2002	15,622	9,643
5/31/2002	16,245	10,150
6/30/2002	15,337	9,622
7/31/2002	14,472	8,974
8/31/2002	14,029	8,911
9/30/2002	13,037	8,474
10/31/2002	12,573	8,137
11/30/2002	13,185	8,434
12/31/2002	12,553	8,206
1/31/2003	12,194	7,978
2/28/2003	11,856	7,986
3/31/2003	11,181	7,751
4/30/2003	11,139	7,823
5/31/2003	12,236	8,208
6/30/2003	13,249	8,731
7/31/2003	14,199	9,029
8/31/2003	15,402	9,838
9/30/2003	15,739	10,384
10/31/2003	17,448	10,926
11/30/2003	16,815	10,673
12/31/2003	17,869	11,405
1/31/2004	18,945	11,634
2/29/2004	19,367	11,731
3/31/2004	20,401	12,866
4/30/2004	19,536	12,175
5/31/2004	19,009	11,864
6/30/2004	19,473	12,354

PIMCO Funds Annual Report  |  06.30.04  7

A SECTOR-RELATED STOCK FUND

PIMCO PEA Innovation Fund

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	The Fund’s Class D Shares reported a total return of 26.31% for the one-year period ended June 30, 2004, slightly outperforming the NASDAQ Composite Index return of 26.20%. The Lipper Science and Technology Fund Average returned 25.55% for this same period.

•	Over the reporting period, technology stocks (as represented by the NASDAQ Composite Index) outperformed the market as a whole (S&P 500 Index). However, the gains made by the technology sector occurred mostly in the second half of 2003, with little ground gained in the first half of 2004.

•	The Fund’s overweighting in the semi-conductor industry had a positive effect on relative performance. Semiconductors are a cyclical area of technology and therefore benefited from the global economic recovery. Fund holdings such as National Semiconductor and Micron saw significant price gains during the period.

•	Exposure to Internet stocks also aided the Fund’s performance during the 12-month period. In particular, Monster Worldwide and Amazon.com performed well on improving fundamentals and a brighter outlook.

•	The Fund’s relative performance during the period was hindered by select stocks in the storage industry. Two examples of disappointing holdings were Maxtor and EMC. These issues, along with much of the storage industry, suffered when competitor Emulex preannounced negative results in the second quarter.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/22/94)
PIMCO PEA Innovation Fund Class D	26.31%	–10.82%	—	9.83%
NASDAQ Composite Index	26.20%	–5.27%	—	—
Lipper Science & Technology Fund Average	25.55%	–7.57%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$981.40	$1,025.00
Expenses Paid During Period	$6.40	$6.55

Expenses are equal to the expense ratio of 1.30% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Innovation Fund Share Class D	NASDAQ Composite Index
12/31/1994	10,000	10,000
01/31/1995	9,920	10,043
02/28/1995	10,551	10,555
03/31/1995	10,872	10,868
04/30/1995	11,343	11,224
05/31/1995	11,613	11,498
06/30/1995	12,896	12,414
07/31/1995	14,098	13,316
08/31/1995	14,429	13,567
09/30/1995	14,769	13,879
10/31/1995	14,589	13,779
11/30/1995	14,990	14,087
12/31/1995	14,533	13,992
01/31/1996	14,338	14,094
02/29/1996	15,035	14,630
03/31/1996	14,912	14,648
04/30/1996	16,502	15,833
05/31/1996	17,846	16,536
06/30/1996	17,117	15,758
07/31/1996	14,687	14,370
08/31/1996	15,579	15,181
09/30/1996	17,702	16,316
10/31/1996	17,579	16,244
11/30/1996	18,635	17,190
12/31/1996	17,962	17,169
01/31/1997	18,950	18,350
02/28/1997	16,808	17,409
03/31/1997	15,705	16,248
04/30/1997	15,955	16,769
05/31/1997	17,962	18,622
06/30/1997	18,129	19,177
07/31/1997	20,812	21,195
08/31/1997	20,313	21,108
09/30/1997	21,821	22,416
10/31/1997	20,417	21,193
11/30/1997	20,323	21,286
12/31/1997	19,584	20,883
1/31/1998	20,358	21,535
2/28/1998	22,857	23,544
3/31/1998	23,719	24,411
4/30/1998	25,433	24,845
5/31/1998	23,819	23,655
6/30/1998	26,848	25,195
7/31/1998	27,004	24,898
8/31/1998	21,619	19,936
9/30/1998	25,612	22,523
10/31/1998	26,586	23,555
11/30/1998	29,561	25,924
12/31/1998	35,183	29,157
1/31/1999	41,520	33,321
2/28/1999	36,952	30,425
3/31/1999	40,075	32,732
4/30/1999	39,578	33,815
5/31/1999	38,608	32,855
6/30/1999	43,396	35,723
7/31/1999	42,979	35,091
8/31/1999	46,276	36,431
9/30/1999	46,937	36,522
10/31/1999	53,462	39,451
11/30/1999	62,785	44,367
12/31/1999	84,597	54,119
1/31/2000	84,056	52,403
2/29/2000	117,409	62,459
3/31/2000	106,807	60,810
4/30/2000	90,006	51,342
5/31/2000	78,035	45,227
6/30/2000	93,674	52,744
7/31/2000	89,177	50,096
8/31/2000	104,756	55,937
9/30/2000	102,588	48,845
10/31/2000	88,472	44,815
11/30/2000	63,328	34,552
12/31/2000	60,200	32,859
1/31/2001	63,047	36,878
2/28/2001	45,993	28,621
3/31/2001	39,618	24,477
4/30/2001	45,442	28,148
5/31/2001	42,393	28,072
6/30/2001	42,016	28,743
7/31/2001	37,612	26,964
8/31/2001	31,090	24,014
9/30/2001	22,562	19,936
10/31/2001	27,995	22,482
11/30/2001	33,183	25,679
12/31/2001	33,054	25,944
1/31/2002	33,533	25,726
2/28/2002	27,155	23,032
3/31/2002	31,166	24,548
4/30/2002	26,619	22,459
5/31/2002	24,526	21,495
6/30/2002	20,153	19,466
7/31/2002	17,495	17,671
8/31/2002	16,463	17,493
9/30/2002	13,063	15,593
10/31/2002	15,534	17,691
11/30/2002	18,454	19,674
12/31/2002	15,765	17,767
1/31/2003	15,882	17,574
2/28/2003	16,158	17,795
3/31/2003	15,896	17,843
4/30/2003	17,626	19,481
5/31/2003	19,674	21,232
6/30/2003	19,383	21,589
7/31/2003	20,749	23,083
8/31/2003	22,725	24,087
9/30/2003	22,043	23,774
10/31/2003	24,717	25,707
11/30/2003	25,256	26,080
12/31/2003	24,950	26,653
1/31/2004	26,417	27,488
2/29/2004	26,055	27,004
3/31/2004	25,430	26,531
4/30/2004	22,495	25,547
5/31/2004	24,254	26,433
6/30/2004	24,487	27,245

8  PIMCO Funds Annual Report  |  06.30.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	PIMCO RCM Biotechnology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the biotechnology industry.

•	The Fund’s Class D Shares returned 20.86% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	Supported by a growing global economy, the stock market in general delivered solid returns over the fiscal year. These gains were diminished by weaker performance in the second quarter of 2004. Concerned about inflation, rising interest rates and the continued threat of terrorism, investors began shifting away from higher-beta industries, such as biotechnology. As a result, biotechnology stocks fell 2.41% in the last three months of the reporting period.

•	The Fund’s outperformance over the fiscal year was primarily attributable to stock selection, such as Genentech, a biotechnology company that gained 56% over the 12 months due to the expedient approval of a new drug for colon cancer and its subsequent rapid launch. Biogen IDEC and Elan Corp. PLC, performed extremely well as the companies accelerated the development of a partnered drug for treating Multiple Sclerosis. Finally, a large position in OSI Pharmaceuticals paid off when the company announced that its drug improved survival in a lung cancer trial.

•	Relative return was also helped by underweighting stocks such as Amgen Inc., whose growth slowed for the company this year, and Genta Inc., whose drug for melanoma was rejected by an FDA panel.

•	Overweights such as MedImmune contributed negatively as the launch of the company’s nasally administered flu vaccine was a flop.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Fund Class D	20.86%	20.09%	—	19.57%
S&P 500 Index	19.11%	–2.20%	—	—
NASDAQ Biotechnology Index	12.94%	8.40%	—	—
AMEX Biotechnology Index	20.93%	19.49%	—	—
80% NASDAQ Biotech Index; 20% MSCI World Pharm & Biotech Index	12.22%	8.78%	—	—
Lipper Health/Biotechnology Fund Average	16.26%	9.75%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,114.60	$1,025.00
Expenses Paid During Period	$8.41	$8.06

Expenses are equal to the expense ratio of 1.60% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Biotechnology Fund Share Class D	S&P 500 Index	NASDAQ Biotechnology Index	AMEX Biotechnology Index	80% NASDAQ Biotech Index; 20% MSCI World Pharm & Biotech Index
12/31/1997	10,000	10,000	10,000	10,000	10,000
1/31/1998	10,260	10,111	9,966	9,693	10,147
2/28/1998	10,490	10,840	10,391	9,894	10,599
3/31/1998	10,589	11,395	11,168	10,746	11,251
4/30/1998	10,470	11,510	10,916	10,783	11,063
5/31/1998	10,349	11,312	10,536	9,928	10,704
6/30/1998	10,030	11,771	10,467	9,039	10,776
7/31/1998	10,110	11,646	10,784	8,494	11,047
8/31/1998	7,930	9,962	8,414	6,434	8,944
9/30/1998	9,110	10,600	10,510	8,580	10,861
10/31/1998	9,880	11,462	11,387	10,102	11,709
11/30/1998	10,560	12,157	11,782	10,072	12,154
12/31/1998	11,775	12,858	14,431	11,396	14,457
1/31/1999	12,383	13,395	15,907	12,095	15,635
2/28/1999	11,776	12,979	14,975	10,884	14,894
3/31/1999	11,519	13,498	16,443	11,509	16,109
4/30/1999	11,262	14,021	15,001	11,766	14,749
5/31/1999	11,437	13,690	16,156	12,381	15,578
6/30/1999	12,796	14,450	16,739	13,195	16,111
7/31/1999	13,290	13,999	18,903	15,421	17,658
8/31/1999	15,050	13,929	20,739	16,549	19,159
9/30/1999	15,050	13,548	19,453	15,561	18,087
10/31/1999	15,606	14,405	19,784	16,177	18,700
11/30/1999	17,418	14,698	22,344	17,736	20,601
12/31/1999	24,895	15,564	29,105	24,098	25,259
1/31/2000	30,093	14,782	33,529	26,682	28,347
2/29/2000	50,662	14,502	48,731	43,184	38,201
3/31/2000	33,964	15,920	36,183	30,778	30,919
4/30/2000	32,534	15,441	31,446	30,002	27,960
5/31/2000	30,406	15,125	30,569	28,871	27,503
6/30/2000	43,241	15,497	40,162	39,663	34,852
7/31/2000	41,883	15,255	37,085	36,414	32,347
8/31/2000	51,742	16,203	44,988	47,612	37,822
9/30/2000	54,764	15,347	43,409	47,393	37,114
10/31/2000	49,627	15,282	39,876	45,203	34,746
11/30/2000	41,161	14,077	34,616	35,738	31,429
12/31/2000	45,293	14,146	35,793	39,058	32,415
1/31/2001	42,082	14,648	34,411	38,495	30,880
2/28/2001	36,902	13,313	31,762	36,455	29,019
3/31/2001	29,654	12,469	25,301	28,956	23,940
4/30/2001	35,158	13,438	30,101	34,979	27,668
5/31/2001	37,622	13,528	32,599	37,099	29,570
6/30/2001	37,088	13,199	33,447	37,666	29,944
7/31/2001	32,619	13,069	28,674	32,619	26,750
8/31/2001	31,921	12,251	28,969	32,857	26,765
9/30/2001	27,739	11,262	24,505	27,738	23,595
10/31/2001	31,762	11,476	28,497	33,788	26,642
11/30/2001	34,985	12,357	31,219	37,254	28,771
12/31/2001	34,114	12,465	29,982	35,749	27,685
1/31/2002	30,007	12,283	25,734	30,787	24,394
2/28/2002	28,564	12,046	24,584	29,504	23,650
3/31/2002	28,938	12,499	25,498	30,805	24,325
4/30/2002	24,817	11,742	21,490	26,874	21,027
5/31/2002	23,025	11,655	19,132	24,936	19,061
6/30/2002	19,875	10,825	16,827	21,480	16,966
7/31/2002	20,474	9,981	16,936	22,470	16,903
8/31/2002	19,464	10,047	16,144	21,324	16,260
9/30/2002	18,991	8,955	15,340	19,702	15,748
10/31/2002	20,959	9,743	16,874	21,286	17,232
11/30/2002	21,755	10,316	18,408	22,733	18,557
12/31/2002	20,485	9,710	16,394	20,821	16,812
1/31/2003	20,409	9,456	16,040	20,834	16,467
2/28/2003	19,874	9,314	15,817	19,732	16,173
3/31/2003	20,834	9,404	16,899	20,519	17,167
4/30/2003	22,740	10,179	18,943	22,977	19,036
5/31/2003	26,327	10,715	22,533	27,664	22,000
6/30/2003	26,450	10,852	22,179	26,577	21,862
7/31/2003	28,468	11,043	24,178	28,531	23,345
8/31/2003	28,406	11,259	24,444	27,966	23,360
9/30/2003	28,020	11,139	23,771	27,915	22,973
10/31/2003	27,546	11,769	23,598	28,747	22,963
11/30/2003	27,620	11,873	22,939	28,351	22,553
12/31/2003	28,678	12,496	23,889	30,173	23,599
1/31/2004	30,224	12,725	25,559	31,733	24,960
2/29/2004	31,122	12,902	25,728	33,634	25,143
3/31/2004	31,358	12,707	25,668	32,410	24,877
4/30/2004	33,089	12,508	25,790	32,209	25,145
5/31/2004	32,530	12,679	25,161	31,587	24,687
6/30/2004	31,970	12,926	25,050	32,140	24,534

PIMCO Funds Annual Report  |  06.30.04  9

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	PIMCO RCM Global Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the healthcare industry.

•	The Fund’s Class D Shares rose 11.53% in the one-year period ended June 30, 2004, underperforming the 24.56% return of the Fund’s benchmark, the MSCI World Index, over the same period.

•	Supported by a growing global economy, stock markets in general delivered solid returns over the fiscal year. The year’s gains were diminished, however, by changing investor sentiment in 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move out of stocks. As a result, the MSCI World Healthcare Index returned 2.72% for the first six months of 2004, compared to 6.08% for the last six months of 2003.

•	The Fund’s strong relative performance was primarily due to stock selection during the reporting period. In particular, the Fund saw contributions from its holdings in healthcare equipment and supplies. These holdings included Kyphon Inc., a medical device company that designs, manufactures and markets instruments used in minimally invasive therapies associated with the restoration of spinal anatomy. Another example was Varian Medical Systems, Inc., a medical supply company engaged in the design and production of integrated systems of equipment and software for treating cancer with radiation therapy.

•	Relative performance was also assisted over the period by an overweight in healthcare providers and services, and an underweight in pharmaceuticals. Performance was hindered by an overweight in biotechnology and capital goods (Wilson Greatbatch Technology, Inc.), and an underweight in communications equipment.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Fund Class D	11.53%	14.92%	—	16.70%
MSCI World Index	24.56%	–1.47%	—	—
MSCI World Healthcare Index	8.97%	1.23%	—	—
Lipper Health/Biotechnology Fund Average	16.26%	9.75%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,070.50	$1,025.00
Expenses Paid During Period	$8.24	$8.06

Expenses are equal to the expense ratio of 1.60% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Global Healthcare Fund Share Class D	MSCI World Index	MSCI World Healthcare Index
12/31/1996	10,000	10,000	10,000
1/31/1997	10,700	10,119	10,715
2/28/1997	10,650	10,233	10,926
3/31/1997	9,910	10,029	10,658
4/30/1997	10,049	10,355	11,326
5/31/1997	11,140	10,991	11,920
6/30/1997	11,660	11,538	13,007
7/31/1997	11,990	12,067	13,320
8/31/1997	11,790	11,258	12,138
9/30/1997	13,110	11,868	12,936
10/31/1997	12,909	11,241	12,880
11/30/1997	13,110	11,438	13,244
12/31/1997	12,999	11,575	13,758
1/31/1998	13,189	11,896	14,822
2/28/1998	14,060	12,699	15,647
3/31/1998	14,584	13,233	15,834
4/30/1998	14,896	13,360	15,963
5/31/1998	14,260	13,191	15,622
6/30/1998	14,293	13,502	16,425
7/31/1998	14,214	13,478	16,443
8/31/1998	12,240	11,678	15,090
9/30/1998	13,657	11,883	16,175
10/31/1998	14,003	12,955	17,116
11/30/1998	15,108	13,723	17,997
12/31/1998	16,322	14,391	18,818
1/31/1999	16,481	14,705	18,679
2/28/1999	16,056	14,312	18,554
3/31/1999	15,813	14,906	18,854
4/30/1999	15,059	15,492	17,612
5/31/1999	14,937	14,923	17,200
6/30/1999	15,873	15,617	17,588
7/31/1999	15,777	15,569	16,966
8/31/1999	16,117	15,539	17,504
9/30/1999	15,071	15,387	16,758
10/31/1999	16,057	16,184	18,241
11/30/1999	17,335	16,637	18,226
12/31/1999	21,014	17,982	16,920
1/31/2000	24,185	16,949	17,001
2/29/2000	34,538	16,993	15,809
3/31/2000	26,045	18,166	17,063
4/30/2000	25,618	17,396	17,842
5/31/2000	25,234	16,954	18,371
6/30/2000	32,445	17,522	19,780
7/31/2000	31,913	17,026	18,978
8/31/2000	36,809	17,578	18,965
9/30/2000	38,550	16,641	19,822
10/31/2000	36,410	16,360	20,064
11/30/2000	33,902	15,365	20,921
12/31/2000	36,431	15,611	21,480
1/31/2001	33,899	15,912	19,750
2/28/2001	31,929	14,566	19,831
3/31/2001	27,529	13,606	18,552
4/30/2001	30,640	14,609	18,916
5/31/2001	32,448	14,419	19,090
6/30/2001	31,945	13,965	18,506
7/31/2001	30,849	13,777	19,233
8/31/2001	30,183	13,115	18,562
9/30/2001	28,523	11,958	18,909
10/31/2001	29,632	12,186	18,671
11/30/2001	31,010	12,905	19,124
12/31/2001	31,401	12,985	18,690
1/31/2002	29,888	12,593	18,253
2/28/2002	29,397	12,486	18,558
3/31/2002	30,071	13,041	18,628
4/30/2002	28,020	12,603	17,932
5/31/2002	27,025	12,631	17,517
6/30/2002	24,869	11,867	16,354
7/31/2002	23,521	10,868	15,587
8/31/2002	23,643	10,891	15,603
9/30/2002	22,877	9,695	14,756
10/31/2002	23,504	10,412	15,570
11/30/2002	23,595	10,976	15,881
12/31/2002	23,060	10,446	15,484
1/31/2003	23,396	10,130	15,299
2/28/2003	23,120	9,957	14,895
3/31/2003	24,038	9,930	15,334
4/30/2003	24,957	10,817	16,181
5/31/2003	27,083	11,440	16,653
6/30/2003	28,521	11,642	17,161
7/31/2003	28,812	11,881	16,958
8/31/2003	27,847	12,140	16,446
9/30/2003	27,830	12,217	16,818
10/31/2003	28,197	12,943	17,082
11/30/2003	28,902	13,144	17,516
12/31/2003	29,714	13,972	18,204
1/31/2004	30,832	14,200	18,519
2/29/2004	31,704	14,443	18,682
3/31/2004	31,856	14,353	18,131
4/30/2004	32,286	14,068	18,706
5/31/2004	32,135	14,194	18,784
6/30/2004	31,813	14,502	18,700

10  PIMCO Funds Annual Report  |  06.30.04

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class D Shares had a total return of 44.90% for the one-year period ended June 30, 2004. This result surpassed the 42.63% return of the MSCI World Small-Cap Index.

•	Supported by a growing global economy, stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower risk investments, leaving small-cap global stocks basically flat over the last three months of the reporting period (MSCI World Small-Cap Index up 0.20%).

•	The Fund’s strong relative performance over the fiscal year was primarily attributable to stock selection, with sector allocation making a smaller contribution. Stock selection was particularly strong in telecommunications services, real estate and automobiles and components. Within telecommunications the Fund saw solid gains from its positions in Okinawa Cellular Telephone, a German cellular communications company, and Telesp Celular Participacoes, a Brazilian telecommunications business.

•	On a sector level, the Fund benefited from overweight exposure to diversified financials and information technology consulting and services, as well as an underweight in utilities and real estate.

•	The Fund’s relative performance was hindered by an overweight in semiconductors and instruments and communications equipment. It was also hurt slightly by an underweight in transportation.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund Class D	44.90%	10.18%	—	14.56%
MSCI World Small-Cap Index	42.63%	10.49%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	34.64%	3.67%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,091.80	$1,025.00
Expenses Paid During Period	$9.62	$9.31

Expenses are equal to the expense ratio of 1.85% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Global Small-Cap Fund Share Class D	MSCI World Small-Cap Index
12/31/1996	10,000	10,000
1/31/1997	10,288	10,061
2/28/1997	10,006	10,043
3/31/1997	9,404	9,608
4/30/1997	9,332	9,402
5/31/1997	10,719	10,309
6/30/1997	11,736	10,627
7/31/1997	12,263	10,768
8/31/1997	12,300	10,491
9/30/1997	13,236	10,757
10/31/1997	12,415	10,193
11/30/1997	12,383	9,723
12/31/1997	12,518	9,431
1/31/1998	12,417	9,613
2/28/1998	13,794	10,449
3/31/1998	15,035	10,739
4/30/1998	15,667	10,810
5/31/1998	15,350	10,536
6/30/1998	15,745	10,270
7/31/1998	15,485	9,784
8/31/1998	12,166	8,160
9/30/1998	12,064	8,143
10/31/1998	12,674	8,717
11/30/1998	14,107	9,183
12/31/1998	14,929	9,376
1/31/1999	15,059	9,383
2/28/1999	14,007	8,960
3/31/1999	14,332	9,284
4/30/1999	15,019	9,990
5/31/1999	15,007	9,869
6/30/1999	17,059	10,413
7/31/1999	17,373	10,664
8/31/1999	17,927	10,704
9/30/1999	18,483	10,673
10/31/1999	19,629	10,538
11/30/1999	25,335	10,986
12/31/1999	30,452	11,756
1/31/2000	31,798	11,847
2/29/2000	38,775	13,278
3/31/2000	37,325	12,784
4/30/2000	32,622	11,867
5/31/2000	29,330	11,639
6/30/2000	35,117	12,498
7/31/2000	31,223	11,923
8/31/2000	34,673	12,740
9/30/2000	33,445	12,322
10/31/2000	29,251	11,731
11/30/2000	24,562	11,155
12/31/2000	26,240	11,568
1/31/2001	26,946	11,998
2/28/2001	23,755	11,651
3/31/2001	21,328	11,014
4/30/2001	23,219	11,887
5/31/2001	23,614	12,023
6/30/2001	22,781	11,996
7/31/2001	21,284	11,599
8/31/2001	19,745	11,576
9/30/2001	16,754	10,062
10/31/2001	17,727	10,736
11/30/2001	18,984	11,413
12/31/2001	19,633	11,709
1/31/2002	18,828	11,469
2/28/2002	18,263	11,371
3/31/2002	19,646	12,262
4/30/2002	19,970	12,461
5/31/2002	19,758	12,429
6/30/2002	18,601	11,787
7/31/2002	16,766	10,507
8/31/2002	16,964	10,458
9/30/2002	15,935	9,670
10/31/2002	16,330	9,788
11/30/2002	17,035	10,341
12/31/2002	16,160	9,871
1/31/2003	15,807	9,697
2/28/2003	15,567	9,529
3/31/2003	15,623	9,553
4/30/2003	16,851	10,541
5/31/2003	18,361	11,644
6/30/2003	19,108	12,025
7/31/2003	20,067	12,508
8/31/2003	21,562	13,292
9/30/2003	22,155	13,542
10/31/2003	24,342	14,738
11/30/2003	24,469	15,003
12/31/2003	25,357	15,635
1/31/2004	26,331	16,307
2/29/2004	26,655	16,645
3/31/2004	27,289	17,118
4/30/2004	26,683	16,342
5/31/2004	26,443	16,419
6/30/2004	27,686	17,151

PIMCO Funds Annual Report  |  06.30.04  11

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class D Shares had a total return of 32.85% for the one-year period ended June 30, 2004. This return surpassed the 26.20% return of the NASDAQ Composite Index.

•	Supported by a growing global economy, stock markets in general delivered solid returns over the fiscal year. The year’s gains were diminished, however, by changing investor sentiment in calendar year 2004. Concerned about rising interest rates, inflation and the continued threat of terrorism, investors began to pull back from higher beta segments of the market, including technology. As a result, global technology stocks started to decline in February 2004.

•	The Fund’s relative outperformance is attributable to both sector allocation and stock selection. On the sector level, the Fund’s overweight in Internet and software supported relative performance. Holdings such as Yahoo!, Red Hat, Yahoo! Japan, and Softbank Corp. posted significant gains.

•	Other individual names that aided relative performance over the period include SINA Corp. a Chinese online media company and value-added information service.

•	Relative performance was hindered by communications selections. Owning Amdocs and UT Starcom hurt performance, while not owning Qualcomm also hurt relative performance.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Fund Class D	32.85%	3.39%	—	17.70%
NASDAQ Composite Index	26.20%	–5.27%	—	—
Goldman Sachs Technology Index	27.11%	–9.43%	—	—
Lipper Science & Technology Fund Average	25.55%	–7.57%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,063.70	$1,025.00
Expenses Paid During Period	$8.98	$8.81

Expenses are equal to the expense ratio of 1.75% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Global Technology Fund Share Class D	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	10,000	10,000	10,000
1/31/1996	10,327	10,073	10,229
2/29/1996	10,614	10,456	10,914
3/31/1996	10,572	10,468	10,511
4/30/1996	11,525	11,315	11,721
5/31/1996	11,871	11,818	12,143
6/30/1996	11,321	11,262	11,523
7/31/1996	10,214	10,270	10,752
8/31/1996	10,709	10,849	11,242
9/30/1996	11,801	11,661	12,527
10/31/1996	11,630	11,609	12,439
11/30/1996	12,691	12,285	14,106
12/31/1996	12,612	12,270	13,651
1/31/1997	13,600	13,115	15,136
2/28/1997	12,277	12,442	13,942
3/31/1997	11,484	11,612	13,207
4/30/1997	11,632	11,985	14,386
5/31/1997	13,350	13,309	15,847
6/30/1997	13,757	13,706	16,046
7/31/1997	15,575	15,147	18,917
8/31/1997	15,642	15,085	18,476
9/30/1997	16,957	16,021	19,027
10/31/1997	15,855	15,146	17,389
11/30/1997	15,622	15,212	17,667
12/31/1997	15,990	14,925	16,819
1/31/1998	15,835	15,391	17,690
2/28/1998	17,677	16,827	19,606
3/31/1998	18,665	17,446	19,919
4/30/1998	20,261	17,756	21,047
5/31/1998	19,043	16,906	19,605
6/30/1998	20,871	18,006	21,303
7/31/1998	20,237	17,794	21,772
8/31/1998	16,920	14,248	17,824
9/30/1998	17,605	16,097	20,356
10/31/1998	19,257	16,834	21,852
11/30/1998	21,818	18,528	24,393
12/31/1998	25,693	20,838	28,386
1/31/1999	29,531	23,814	32,942
2/28/1999	26,661	21,744	28,983
3/31/1999	29,879	23,393	31,455
4/30/1999	31,459	24,167	32,446
5/31/1999	30,286	23,480	32,085
6/30/1999	33,769	25,530	35,855
7/31/1999	34,498	25,078	35,508
8/31/1999	36,806	26,036	37,350
9/30/1999	39,725	26,102	37,720
10/31/1999	45,755	28,195	39,056
11/30/1999	56,105	31,708	44,508
12/31/1999	72,594	38,677	53,538
1/31/2000	73,995	37,451	50,230
2/29/2000	102,172	44,638	59,336
3/31/2000	92,016	43,460	61,995
4/30/2000	81,812	36,693	56,589
5/31/2000	73,770	32,323	50,347
6/30/2000	85,521	37,695	56,535
7/31/2000	83,725	35,803	53,894
8/31/2000	100,521	39,977	60,901
9/30/2000	94,700	34,908	51,035
10/31/2000	83,024	32,028	47,176
11/30/2000	68,129	24,694	36,368
12/31/2000	61,984	23,484	33,248
1/31/2001	65,672	26,356	38,701
2/28/2001	47,652	20,455	27,965
3/31/2001	40,785	17,493	24,078
4/30/2001	44,125	20,117	28,672
5/31/2001	41,588	20,063	27,525
6/30/2001	40,153	20,542	27,594
7/31/2001	36,279	19,270	25,629
8/31/2001	31,454	17,162	22,287
9/30/2001	26,739	14,248	17,776
10/31/2001	30,798	16,068	20,629
11/30/2001	35,821	18,352	24,140
12/31/2001	37,465	18,541	23,711
1/31/2002	36,019	18,386	23,685
2/28/2002	30,598	16,461	20,516
3/31/2002	33,716	17,544	21,976
4/30/2002	29,832	16,051	19,284
5/31/2002	27,866	15,362	18,494
6/30/2002	25,330	13,912	15,873
7/31/2002	22,929	12,629	14,265
8/31/2002	22,372	12,502	14,077
9/30/2002	19,761	11,144	11,567
10/31/2002	22,940	12,643	14,092
11/30/2002	25,737	14,060	16,554
12/31/2002	22,260	12,698	14,137
1/31/2003	22,197	12,559	14,010
2/28/2003	22,098	12,718	14,216
3/31/2003	21,925	12,752	14,051
4/30/2003	24,337	13,923	15,514
5/31/2003	28,506	15,174	17,240
6/30/2003	30,017	15,429	17,194
7/31/2003	32,034	16,497	18,179
8/31/2003	34,087	17,215	19,430
9/30/2003	34,581	16,991	19,140
10/31/2003	38,133	18,372	20,998
11/30/2003	37,774	18,639	21,397
12/31/2003	37,491	19,049	21,723
1/31/2004	40,029	19,645	22,744
2/29/2004	38,716	19,299	22,093
3/31/2004	38,616	18,961	21,479
4/30/2004	36,511	18,258	20,225
5/31/2004	38,651	18,891	21,337
6/30/2004	39,876	19,471	21,855

12  PIMCO Funds Annual Report  |  06.30.04

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class D Shares delivered a total return of 26.84% for the one-year period ended June 30, 2004, versus 32.86% for the MSCI EAFE Index.

•	Supported by a growing global economy, international stock markets delivered solid returns over the fiscal year. These gains were diminished somewhat by weaker performance in the second quarter of 2004. Concerned about rising U.S. interest rates, inflation and the continued threat of terrorism, investors began to move toward lower-risk investments, leaving international stocks to return just 0.44% in the last three months of the reporting period.

•	While the Fund delivered strong absolute results, it underperformed its benchmark over the period. This underperformance was primarily due to poor returns from select holdings. For example, relative performance was hurt by negative returns from Biovail Corp., a pharmaceutical company engaged in the development and distribution of products for the treatment of chronic medical conditions. Biovail disappointed in the first half of the fiscal year due to product delays and management problems. The manager subsequently sold the position.

•	The Fund’s relative performance was aided by positions in Puma—a designer and developer for footware, apparel and sports-related accessories—which continued to display strong growth in sales; Alcatel, a worldwide provider of telecommunications equipment and services—due to increased investment by Telecom operators; and Orix—a leasing company in Japan—benefiting from the resurgence in the Japanese economy.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/22/95)
PIMCO RCM International Growth Equity Fund Class D	26.84%	–4.64%	—	4.53%
MSCI EAFE Index	32.86%	0.41%	—	—
MSCI EAFE Growth Index	26.79%	–3.02%	—	—
MSCI All-Country World Free Ex-U.S. Index	32.50%	0.96%	—	—
Lipper International Large-Cap Growth Fund Average	23.80%	–3.89%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,019.60	$1,025.00
Expenses Paid During Period	$7.28	$7.30

Expenses are equal to the expense ratio of 1.45% for Class D, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM International Growth Equity Fund Share Class D	MSCI EAFE Index	MSCI EAFE Growth Index	MSCI All-Country World Free Ex-U.S. Index
5/31/1995	10,000	10,000	10,000	10,000
6/30/1995	10,266	9,827	9,795	9,862
7/31/1995	10,948	10,442	10,422	10,421
8/31/1995	10,803	10,046	9,985	10,060
9/30/1995	11,032	10,245	10,216	10,232
10/31/1995	10,863	9,972	9,942	9,958
11/30/1995	10,893	10,252	10,217	10,192
12/31/1995	11,153	10,668	10,575	10,596
1/31/1996	11,460	10,714	10,585	10,741
2/29/1996	11,595	10,753	10,623	10,741
3/31/1996	11,951	10,984	10,880	10,942
4/30/1996	12,370	11,306	11,145	11,274
5/31/1996	12,526	11,101	10,915	11,105
6/30/1996	12,609	11,166	10,955	11,161
7/31/1996	12,105	10,842	10,602	10,791
8/31/1996	12,372	10,869	10,615	10,853
9/30/1996	12,649	11,160	10,908	11,122
10/31/1996	12,551	11,049	10,820	11,011
11/30/1996	13,078	11,492	11,168	11,436
12/31/1996	13,278	11,346	10,967	11,303
1/31/1997	13,535	10,952	10,512	11,095
2/28/1997	13,648	11,134	10,677	11,299
3/31/1997	13,582	11,177	10,742	11,275
4/30/1997	13,809	11,239	10,851	11,370
5/31/1997	14,703	11,973	11,492	12,072
6/30/1997	15,543	12,636	12,162	12,739
7/31/1997	16,489	12,843	12,455	12,996
8/31/1997	15,339	11,886	11,496	11,973
9/30/1997	16,586	12,554	12,258	12,621
10/31/1997	15,488	11,593	11,100	11,547
11/30/1997	15,443	11,477	11,077	11,402
12/31/1997	15,618	11,580	11,221	11,534
1/31/1998	16,047	12,113	11,731	11,878
2/28/1998	16,853	12,893	12,511	12,671
3/31/1998	17,487	13,292	12,682	13,109
4/30/1998	17,814	13,400	12,812	13,204
5/31/1998	17,912	13,338	12,725	12,965
6/30/1998	17,965	13,442	12,903	12,915
7/31/1998	18,553	13,582	12,963	13,038
8/31/1998	16,022	11,902	11,572	11,200
9/30/1998	15,051	11,540	11,248	10,963
10/31/1998	15,832	12,746	12,391	12,111
11/30/1998	16,637	13,403	12,993	12,762
12/31/1998	17,726	13,935	13,742	13,202
1/31/1999	18,030	13,897	13,816	13,187
2/28/1999	17,281	13,569	13,370	12,892
3/31/1999	17,658	14,139	13,553	13,515
4/30/1999	17,953	14,714	13,694	14,190
5/31/1999	17,136	13,960	13,101	13,523
6/30/1999	18,555	14,507	13,611	14,145
7/31/1999	19,525	14,942	13,875	14,478
8/31/1999	19,715	15,000	13,955	14,529
9/30/1999	20,117	15,155	14,178	14,627
10/31/1999	21,736	15,726	14,940	15,171
11/30/1999	24,823	16,277	16,036	15,778
12/31/1999	28,407	17,740	17,823	17,284
1/31/2000	27,121	16,615	16,823	16,345
2/29/2000	29,081	17,065	17,758	16,786
3/31/2000	28,369	17,731	18,094	17,418
4/30/2000	25,847	16,802	16,900	16,446
5/31/2000	23,479	16,395	15,855	16,025
6/30/2000	24,599	17,040	16,424	16,707
7/31/2000	23,505	16,329	15,398	16,047
8/31/2000	23,925	16,474	15,563	16,246
9/30/2000	22,117	15,675	14,534	15,345
10/31/2000	21,212	15,308	13,864	14,857
11/30/2000	19,863	14,737	13,226	14,190
12/31/2000	20,753	15,265	13,476	14,675
1/31/2001	20,153	15,257	13,439	14,895
2/28/2001	18,095	14,115	12,076	13,715
3/31/2001	16,925	13,180	11,246	12,746
4/30/2001	18,021	14,104	12,023	13,612
5/31/2001	17,301	13,618	11,544	13,237
6/30/2001	16,565	13,066	10,985	12,728
7/31/2001	15,995	12,830	10,719	12,446
8/31/2001	15,154	12,508	10,231	12,137
9/30/2001	13,878	11,243	9,266	10,849
10/31/2001	13,984	11,531	9,634	11,153
11/30/2001	13,939	11,956	10,129	11,663
12/31/2001	14,067	12,028	10,188	11,813
1/31/2002	13,174	11,389	9,639	11,308
2/28/2002	12,881	11,470	9,769	11,389
3/31/2002	13,482	12,153	10,191	12,008
4/30/2002	13,389	12,184	10,204	12,086
5/31/2002	13,389	12,350	10,234	12,217
6/30/2002	12,773	11,863	9,972	11,690
7/31/2002	11,572	10,694	8,909	10,550
8/31/2002	11,511	10,672	8,842	10,551
9/30/2002	10,449	9,529	8,075	9,433
10/31/2002	10,788	10,042	8,532	9,938
11/30/2002	11,127	10,499	8,783	10,416
12/31/2002	10,840	10,147	8,581	10,080
1/31/2003	10,281	9,724	8,158	9,726
2/28/2003	10,064	9,501	7,982	9,528
3/31/2003	9,878	9,322	7,904	9,344
4/30/2003	10,607	10,247	8,597	10,244
5/31/2003	11,289	10,877	9,049	10,897
6/30/2003	11,538	11,145	9,209	11,199
7/31/2003	11,771	11,417	9,332	11,497
8/31/2003	12,112	11,695	9,503	11,839
9/30/2003	12,283	12,057	9,826	12,171
10/31/2003	13,245	12,810	10,392	12,959
11/30/2003	13,416	13,097	10,636	13,242
12/31/2003	14,355	14,121	11,368	14,252
1/31/2004	14,558	14,321	11,591	14,482
2/29/2004	14,793	14,655	11,812	14,850
3/31/2004	15,012	14,743	11,825	14,942
4/30/2004	14,495	14,421	11,540	14,477
5/31/2004	14,463	14,466	11,519	14,510
6/30/2004	14,636	14,808	11,677	14,838

PIMCO Funds Annual Report  |  06.30.04  13

Schedule of Investments

NACM Global Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.5%

Barbados 0.5%

Nabors Industries Ltd. (a)	600	$27

Bermuda 2.6%

Jardine Matheson Holdings	3,200	35
Tyco International Ltd.	3,350	111

		146

Brazil 1.5%

Petroleo Brasileiro S.A. SP - ADR	1,920	48
Telesp Celular Particapacoes S.A. SP - ADR	4,800	38

		86

Canada 3.4%

ATI Technologies, Inc. (a)	3,400	64
Cott Corp. (a)	2,000	65
EnCana Corp.	1,500	65

		194

France 4.1%

Christian Dior S.A.	700	45
JC Decaux S.A.	1,816	39
Societe Generale S.A. (a)	558	48
Societe Television Francaise	1,623	51
Vivendi Universal S.A. (a)	1,746	49

		232

Germany 2.4%

Hypo Real Estate Holdings AG (a)	949	28
SAP AG	380	63
Siemens AG (a)	623	45

		136

Guernsey, C.I. 1.0%

Amdocs Ltd. (a)	2,400	56

Hong Kong 1.3%

Dickson Concepts Ltd.	35,000	36
Sino Land Co., Ltd.	68,400	38

		74

Indonesia 0.6%

PT Telekomunikasi Indonesia Tbk.	42,000	33

Ireland 2.5%

Anglo Irish Bank Corp.	2,300	36
CRH PLC	1,752	37
Elan Corp. PLC (a)	1,444	35
Kerry Group PLC ‘A’	1,642	35

		143

Israel 0.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	500	34

Japan 10.0%

Daiwa Securities Group, Inc.	4,000	29
Dentsu, Inc.	10	26
Fuji Photo Film Co.	1,000	32
Ito-Yokado Co.	1,000	43
Kyocera Corp.	500	43
Mitsubishi Tokyo Financial Group, Inc.	5	47
Mizuho Financial Group, Inc.	16	74
Nissan Motor Co., Ltd.	4,300	48
Nitto Denko Corp.	500	26
NTT DoCoMo, Inc. (a)	22	40
Sekisui House, Ltd.	2,000	22
Tayo Yuden Co., Ltd.	2,000	28
Tokyo Broadcasting System, Inc.	1,500	27
Tokyu Corp.	5,000	26
Yamada Denki Co.	1,500	56

		567

Malaysia 0.1%

UBS Equity Linked Participation Notes (Public Bank Bhd.) (a)(c)	425,000	7

Mexico 0.8%

America Movil S.A. de CV SP - ADR	1,300	47

Netherlands 1.9%

Hagemeyer NV	14,978	32
ING Group NV	3,166	75

		107

South Korea 1.4%

Samsung Electronics Co., Ltd.	185	77

Spain 0.5%

Sogecable S.A. (a)	732	30

Switzerland 3.5%

Actelion Ltd. (a)	403	46
Holcim Ltd.	1,257	69
Swatch Group AG (a)	1,497	40
UBS AG	595	42

		197

Taiwan 2.2%

CSFB Equity Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (a)(d)	9,000	33
CSFB Equity Linked Participation Notes (United Microelectronics Corp.) (a)(d)	8,500,000	63
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(d)	58,000	30

		126

Thailand 0.7%

Bangkok Bank Public Co., Ltd (a)	17,000	39

United Kingdom 4.7%

Aegis Group PLC	23,403	38
Man Group PLC	1,000	26
Pearson PLC	4,165	51
Punch Taverns PLC	6,305	58
Vodafone Group PLC	23,788	52
WPP Group PLC	3,939	40

		265

United States 49.2%

Affiliated Managers Group, Inc. (a)	1,100	55
American Express Co.	1,100	57
American International Group, Inc.	1,300	93
Amgen, Inc. (a)	500	27
Apache Corp.	1,600	70
Aramark Corp. ‘B’	1,900	55
Autoliv, Inc.	490	21
Avery Dennison Corp.	600	38
BJ Services Co. (a)	900	41
Burlington Resources, Inc.	1,800	65
Cisco Systems, Inc. (a)	3,700	88
Citrix Systems, Inc. (a)	2,900	59
Coach, Inc. (a)	1,400	63
ConocoPhillips	500	38
Electronic Arts, Inc. (a)	900	49
Exxon Mobil Corp.	2,700	120
Eyetech Pharmaceuticals, Inc. (a)	800	34
Fossil, Inc. (a)	2,850	78
Gilead Sciences, Inc. (a)	900	60
Halliburton Co.	2,200	67
Ingersoll-Rand Co. ‘A’	800	55
Intel Corp.	3,500	97
ITT Industries, Inc.	600	50
J.P. Morgan Chase & Co.	2,100	81
McDonald’s Corp.	2,600	68
Microsoft Corp.	4,300	123
Morgan Stanley Dean Witter & Co.	1,400	74
Motorola, Inc.	3,400	62
News Corp., Ltd. SP - ADR	1,500	53
Nike, Inc. ‘B’	700	53
Pfizer, Inc.	1,300	45
Praxair, Inc.	1,900	76
Procter & Gamble Co.	1,500	82
QUALCOMM, Inc.	800	58
Quiksilver, Inc. (a)	2,400	57
Rockwell Automation, Inc.	2,000	75
Sierra Health Services, Inc. (a)	1,500	67
Staples, Inc.	1,700	50
Symantec Corp. (a)	1,400	61
Telefonaktiebolaget LM Ericsson SP - ADR	2,200	66
UnitedHealth Group, Inc.	900	56
VERITAS Software Corp. (a)	1,300	36
Walt Disney Co.	2,400	61
Williams Cos., Inc.	5,297	63
Yahoo!, Inc. (a)	1,300	47

		2,794

Total Common Stocks (Cost $5,124)		5,417

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.2%

Repurchase Agreement 3.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 0.000% due 09/21/2004 valued at $189. Repurchase proceeds are $183.)	$183	183

Total Short-Term Instruments (Cost $183)		183

Total Investments (b) 98.7% (Cost $5,307)		$5,600
Other Assets and Liabilities (Net) 1.3%		73

Net Assets 100.0%		$5,673

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,893, which represents 33.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(d)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

14 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.8%

Australia 8.6%

AMP Ltd.	119,869	$529
BHP Billiton Ltd.	116,801	1,021
Foster’s Group Ltd.	72,933	241
Macquarie Infrastructure Group	230,877	533
Rio Tinto Ltd.	10,432	263
The News Corp., Ltd.	77,139	684
Westpac Banking Corp. Ltd.	47,291	581
WMC Resources Ltd.	87,790	302

		4,154

China 3.0%

Aluminum Corp. of China Ltd.	1,012,000	549
People’s Food Holdings Ltd.	601,000	396
Sa Sa International Holdings Ltd.	1,238,000	489

		1,434

Hong Kong 4.4%

Dickson Concepts Ltd.	442,000	459
Henderson Land Development Co., Ltd.	108,000	468
Lee & Man Paper Manufacturing Ltd. (a)	461,400	416
Shangri-La Asia Ltd.	381,000	372
Sino Land Co., Ltd.	739,949	414

		2,129

India 0.8%

Satyam Computer Services Ltd. - ADR	21,900	405

Indonesia 2.7%

PT Bank Pan Indonesia Tbk.	6,065,531	169
PT Bank Rakyat Indonesia Tbk. (a)	2,608,500	465
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	2,300,000	226
PT Telekomunikasi Indonesia Tbk.	540,000	424

		1,284

Japan 51.4%

Asahi Glass Co., Ltd.	85,000	888
Bank of Yokohama Ltd.	144,000	904
Canon, Inc.	14,000	746
Daiwa Securities Group, Inc.	121,000	878
Dowa Mining Co., Ltd.	65,000	387
Fanuc Ltd.	7,000	421
Fuji Photo Film Co.	14,000	441
Funai Electric Co., Ltd.	2,500	379
Hitachi, Ltd.	69,000	480
Hogy Medical Co., Ltd.	7,100	358
Hoya Corp.	7,200	758
Ito-Yokado Co.	18,000	776
Komeri Co., Ltd.	17,000	456
Kyocera Corp.	8,700	746
Leopalace21 Corp.	33,900	637
Marubeni Corp.	297,000	734
Matsui Securities Co.	40,500	1,395
Matsushita Electric Industrial Co., Ltd.	40,000	573
Mitsubishi Tokyo Financial Group, Inc.	113	1,055
Mizuho Financial Group, Inc.	322	1,481
Murata Manufacturing Co., Ltd.	7,700	443
Nintendo Co., Ltd.	3,500	408
Nissan Motor Co., Ltd.	63,300	708
NTT DoCoMo, Inc. (a)	326	587
Olympus Corp.	2,000	38
Rohm Co.	3,700	447
Sega Corp. (a)	48,000	621
Sony Corp.	11,700	445
Sumitomo Bakelite Co., Ltd.	71,000	500
Sumitomo Trust & Banking Co.	170,000	1,224
Tayo Yuden Co., Ltd.	28,000	399
THK Co., Ltd.	16,800	321
TonenGeneral Sekiyu KK	39,000	335
Toyota Motor Corp.	49,800	2,029
UFJ Holdings, Inc.	167	749
UMC Japan (a)	837	609
Yushin Precision Equipment Co., Ltd.	16,900	344

		24,700

Malaysia 2.5%

AMMB Holdings Bhd.	365,460	318
MK Land Holdings Bhd.	540,700	358
Tenaga Nasional Bhd.	190,500	506

		1,182

Philippines 1.0%

Ayala Corp.	3,388,400	344
Manila Electric Co. ‘B’	228,600	122

		466

Singapore 2.5%

City Developments Ltd.	76,000	240
City Developments Ltd. Warrants Exp. 05/10/2006 (a)(c)	8,000	14
HI-P International Ltd.	565,000	459
Singapore Exchange Ltd.	335,000	328
Singapore Press Holdings Ltd.	59,500	144

		1,185

South Korea 9.4%

Hyundai Department Store Co., Ltd.	14,360	358
Hyundai Motor Co., Ltd.	11,520	445
KH Vatec Co., Ltd.	10,840	423
Kia Motors Corp.	49,470	424
NCsoft Corp.	6,375	533
NHN Corp.	5,523	553
Samsung Electronics Co., Ltd.	3,360	886
Shinhan Financial Group Co., Ltd.	35,310	515
Top Engineering Co., Ltd. (a)	37,950	387

		4,524

Taiwan 5.9%

Advanced Semiconductor Engineering, Inc. (a)	325,700	260
Cathay Financial Holding Co.	262,000	474
Compeq Manufacturing Co., Ltd. (a)	918,000	290
Eva Airways Corp.	900,783	379
Giant Manufacturing Co.	216,000	264
Nanya Technology Corp. (a)	210	0
Phoenix Precision Technology Corp.	427,305	250
Siliconware Precision Industries Co. SP - ADR (a)	119,000	483
United Microelectronics Corp. SP - ADR (a)	98,000	422

		2,822

Thailand 3.6%

Advanced Info. Service Public Co., Ltd.	181,600	404
Bangkok Bank Public Co., Ltd. (a)	200,000	485
Krung Thai Bank Public Co., Ltd.	2,639,000	710
United Securities Public Co., Ltd.	574,200	149

		1,748

Total Common Stocks (Cost $43,508)		46,033

PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.	32,000	21

Total Preferred Stock (Cost $19)		21

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.5%

Repurchase Agreement 2.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.410% due 05/26/2006 valued at $1,218. Repurchase proceeds are $1,193.)	$1,193	1,193

Total Short-Term Instruments (Cost $1,193)		1,193

Total Investments (b) 98.3% (Cost $44,720)		$47,247
Other Assets and Liabilities (Net) 1.7%		823

Net Assets 100.0%		$48,070

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $41,518, which represents 86.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of City Developments for every warrant held at Singapore Dollar 2.500 until May 10, 2006.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  15

Schedule of Investments

PEA Innovation Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.4%

Capital Goods 1.5%

OmniVision Technologies, Inc. (a)	978,698	$15,610

Communications 2.2%

Macromedia, Inc. (a)	608,300	14,934
Nokia Corp. SP - ADR	507,300	7,376

		22,310

Consumer Discretionary 4.2%

Amazon.com, Inc. (a)	372,600	20,269
Take Two Interactive Software, Inc. (a)	769,500	23,578

		43,847

Financial & Business Services 1.3%

Accenture Ltd. ‘A’ (a)	479,600	13,179

Healthcare 1.0%

St. Jude Medical, Inc. (a)	138,500	10,478

Technology 89.2%

3Com Corp. (a)	362,600	2,266
Applied Materials, Inc. (a)	1,247,500	24,476
Applied Micro Circuits Corp. (a)	2,097,000	11,156
AU Optronics Corp. SP - ADR (a)	902,300	14,680
Avaya, Inc. (a)	282,600	4,462
Avid Technology, Inc. (a)	385,500	21,037
BEA Systems, Inc. (a)	822,528	6,761
Broadcom Corp. ‘A’ (a)	409,100	19,134
Celestica, Inc. (a)	1,429,600	28,521
Cisco Systems, Inc. (a)	860,000	20,382
Cognizant Technology Solutions Corp. ‘A’ (a)	644,900	16,387
Comverse Technology, Inc. (a)	1,510,500	30,119
Corning, Inc. (a)	1,128,200	14,734
Cymer, Inc. (a)	731,800	27,399
Cypress Semiconductor Corp. (a)	1,526,400	21,660
EMC Corp. (a)	1,345,471	15,338
Flextronics International Ltd. (a)	2,533,500	40,409
Foundry Networks, Inc. (a)	1,558,800	21,932
Intel Corp.	834,300	23,027
JDS Uniphase Corp. (a)	2,411,800	9,141
Juniper Networks, Inc. (a)	861,100	21,157
KLA-Tencor Corp. (a)	429,590	21,213
Kulicke & Soffa Industries, Inc. (a)	1,477,500	16,193
Linear Technology Corp.	556,300	21,957
Marvell Technology Group Ltd. (a)	531,654	14,195
Mercury Interactive Corp. (a)	317,272	15,810
Micron Technology, Inc. (a)	2,268,000	34,723
Microsoft Corp.	356,900	10,193
Monster Worldwide, Inc. (a)	926,200	23,822
National Semiconductor Corp. (a)	1,419,200	31,208
Network Appliance, Inc. (a)	761,900	16,404
Nortel Networks Corp. (a)	1,275,000	6,362
Novell, Inc. (a)	961,400	8,066
NVIDIA Corp. (a)	831,900	17,054
Oracle Corp. (a)	1,180,000	14,077
Polycom, Inc. (a)	696,800	15,615
QUALCOMM, Inc.	222,900	16,267
Red Hat, Inc. (a)	425,900	9,783
SanDisk Corp. (a)	594,500	12,895
SAP AG SP - ADR	711,520	29,749
Siebel Systems, Inc. (a)	1,383,900	14,780
Solectron Corp. (a)	3,765,800	24,365
Sonus Networks, Inc. (a)	1,840,900	8,800
Symantec Corp. (a)	296,000	12,959
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	3,428,880	28,494
Telefonaktiebolaget LM Ericsson SP - ADR (a)	232,200	6,947
Texas Instruments, Inc.	858,800	20,766
United Microelectronics Corp. SP - ADR (a)	6,239,396	26,892
UTStarcom, Inc. (a)	659,700	19,956
VERITAS Software Corp. (a)	696,000	19,279
Western Digital Corp. (a)	516,800	4,476

		917,478

Total Common Stocks (Cost $925,165)		1,022,902

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.3%

Repurchase Agreement 2.3%

State Street Bank
0.800% due 07/01/2004 (Date 06/30/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/07 valued at $23,966. Repurchase proceeds are $23,496.)	$23,495	23,495

Total Short-Term Instruments (Cost $23,495)		23,495

Total Investments 101.7% (Cost $948,660)		$1,046,397
Other Assets and Liabilities (Net) (1.7%)		(17,516)

Net Assets 100.0%		$1,028,881

Notes to Schedule of Investments:

(a)	Non-income producing security.

16 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.5%

Healthcare 97.5%

Abgenix, Inc. (a)	470,000	$5,508
Actelion Ltd. (a)	15,000	1,727
Adolor Corp. (a)	115,000	1,458
Affymetrix, Inc. (a)	175,000	5,728
Alexion Pharmaceuticals, Inc. (a)	180,050	3,349
Alkermes, Inc. (a)	415,000	5,644
Amgen, Inc. (a)	652,000	35,580
Amylin Pharmaceuticals, Inc. (a)	220,000	5,016
AtheroGenics, Inc. (a)	182,100	3,465
Biogen Idec, Inc. (a)	474,950	30,041
Celgene Corp. (a)	125,000	7,157
Cephalon, Inc. (a)	78,000	4,212
Chiron Corp. (a)	150,000	6,696
Corgentech, Inc. (a)	95,000	1,531
CV Therapeutics, Inc. (a)	225,000	3,771
Elan Corp. PLC SP - ADR (a)	275,000	6,804
Encysive Pharmaceuticals, Inc. (a)	325,000	2,763
Eyetech Pharmaceuticals, Inc. (a)	80,000	3,434
Genentech, Inc. (a)	351,176	19,736
Genzyme Corp. (a)	325,000	15,382
Gilead Sciences, Inc. (a)	450,000	30,150
ICOS Corp. (a)	120,000	3,581
ImClone Systems, Inc. (a)	130,000	11,153
Incyte Corp. (a)	210,000	1,604
Invitrogen Corp. (a)	77,000	5,543
MedImmune, Inc. (a)	300,400	7,029
MGI Pharma, Inc. (a)	160,000	4,322
Millennium Pharmaceuticals, Inc. (a)	400,000	5,520
Nektar Therapeutics (a)	429,073	8,564
Neurocrine Biosciences, Inc. (a)	127,000	6,585
NPS Pharmaceuticals, Inc. (a)	250,000	5,250
Onyx Pharmaceuticals, Inc. (a)	90,000	3,812
OSI Pharmaceuticals, Inc. (a)	137,000	9,650
Pharmion Corp. (a)	85,300	4,173
Progenics Pharmaceuticals, Inc. (a)	230,000	3,873
Protein Design Labs, Inc. (a)	563,000	10,770
QLT, Inc. (a)	553,700	11,085
Rigel Pharmaceuticals, Inc. (a)	80,000	1,137
Sepracor, Inc. (a)	135,600	7,173
Tanox, Inc. (a)	225,000	4,291
Telik, Inc. (a)	225,000	5,371
Teva Pharmaceutical Industries Ltd. SP - ADR	66,000	4,441
The Medicines Co. (a)	125,000	3,814
Transkaryotic Therapies, Inc. (a)	131,900	1,973
United Therapeutics Corp. (a)	289,000	7,413
Vaxgen, Inc. (a)	400,000	5,664
Vicuron Pharmaceuticals, Inc. (a)	400,000	5,024

Total Common Stocks (Cost $299,973)		347,967

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.4%

Repurchase Agreement 2.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 3.250% due 08/15/2005 valued at $8,664. Repurchase proceeds are $8,492.)	$8,492	8,492

Total Short-Term Instruments (Cost $8,492)		8,492

Total Investments (b) 99.9% (Cost $308,465)		$356,459
Other Assets and Liabilities (Net) 0.1%		215

Net Assets 100.0%		$356,674

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,727, which represents 0.48% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  17

Schedule of Investments

RCM Global Healthcare Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.5%

Healthcare 96.5%

Abgenix, Inc. (a)	85,000	$996
Aetna, Inc.	70,700	6,010
Alkermes, Inc. (a)	150,000	2,040
Amgen, Inc. (a)	52,500	2,865
Amylin Pharmaceuticals, Inc. (a)	90,000	2,052
Anthem, Inc. (a)	23,000	2,060
Baxter International, Inc.	246,000	8,489
Biogen Idec, Inc. (a)	47,500	3,004
Biomet, Inc.	125,000	5,555
Bristol-Myers Squibb Co.	158,000	3,871
C.R. Bard, Inc.	90,000	5,098
Caremark Rx, Inc. (a)	125,000	4,118
Covance, Inc. (a)	54,000	2,083
Elan Corp. PLC SP - ADR (a)	93,000	2,301
Eli Lilly & Co.	42,200	2,950
Fisher Scientific International, Inc. (a)	70,000	4,043
Genta, Inc. (a)	65,000	163
GlaxoSmithKline PLC	576,600	11,751
IVAX Corp. (a)	176,500	4,234
Johnson & Johnson	253,500	14,120
McKesson Corp.	173,000	5,939
Medtronic, Inc.	205,000	9,988
Merck & Co., Inc.	85,000	4,038
Nektar Therapeutics (a)	225,000	4,491
Neurocrine Biosciences, Inc. (a)	59,700	3,095
Novartis AG	318,500	14,141
OSI Pharmaceuticals, Inc. (a)	59,900	4,219
PacifiCare Health Systems, Inc. (a)	110,000	4,253
Pfizer, Inc.	885,060	30,340
Schering AG	92,900	5,491
Sepracor, Inc. (a)	70,000	3,703
Smith & Nephew PLC (a)	205,000	2,218
St. Jude Medical, Inc. (a)	39,500	2,988
Teva Pharmaceutical Industries Ltd. SP - ADR	62,032	4,174
Watson Pharmaceuticals, Inc. (a)	112,000	3,013
Wyeth	120,000	4,339

Total Common Stocks (Cost $193,699)		194,233

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.4%

Repurchase Agreement 3.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.000% due 01/15/2006 valued at $7,074. Repurchase proceeds are $6,934.)	$6,934	6,934

Total Short-Term Instruments (Cost $6,934)		6,934

Total Investments (b) 99.9% (Cost $200,633)		$201,167
Other Assets and Liabilities (Net) 0.1%		247

Net Assets 100.0%		$201,414

Notes to Schedule of Investments:

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $33,601, which represents 16.68% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

18 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.3%

Australia 0.6%

Ansell Ltd.	50,000	$270

Austria 0.5%

Flughafen Wien AG	4,500	260

Belgium 1.2%

Option International NV (a)	13,500	344
Telindus Group NV	30,000	268

		612

Brazil 0.8%

Telesp Celular Particapacoes S.A. SP - ADR (a)	50,000	394

Canada 2.8%

PetroKazakhstan, Inc. ‘A’	11,500	313
Telesystem International Wireless, Inc. (a)	29,000	284
Ultra Petroleum Corp. (a)	20,700	773

		1,370

Cayman Islands 0.0%

Solomon Systech International Ltd. (a)	1,000	1

China 0.6%

Weiqiao Textile Co.	200,000	295

Denmark 0.6%

Jyske Bank (a)	5,500	315

Finland 1.1%

TietoEnator Oyj (a)	17,500	533

France 2.5%

Acadomia Group	12,000	668
Iliad S.A.	8,000	190
Pierre & Vacances	4,200	374

		1,232

Germany 4.4%

Freenet.de AG (a)	4,000	346
Grenke Leasing AG	16,000	642
Hochtief AG	10,500	250
Software AG (a)	21,500	605
Technotrans AG	22,500	342

		2,185

Hong Kong 0.6%

Hysan Development Co.	200,000	299

Indonesia 0.5%

PT Bank Rakyat Indonesia Tbk. (a)	1,500,000	267

Italy 3.9%

Caltagirone Editore SpA	45,000	356
Cassa di Risparmio di Firenze	220,000	418
Davide Campari Milano SpA	6,500	322
Hera SpA (a)	165,000	350
Meta Modena SpA	92,000	266
Societa’ Cattolica di Assicurazioni S.c.r.l.	5,500	223

		1,935

Japan 15.4%

Arrk Corp.	13,600	596
CKD Corp.	90,000	625
Daifuku Co.	70,000	359
GOLDCREST Co., Ltd.	4,000	276
Japan Asia Investment Co.	60,000	282
Japan Denzai Co., Ltd.	35,000	289
Japan Securities Finance Co.	45,000	284
Kadodawa Holdings, Inc.	12,700	457
Makino Milling Machine Co.	50,000	336
Moshi Moshi Hotline, Inc.	5,000	387
Musashi Seimitsu Industry Co., Ltd.	7,000	315
Nichias Corp.	110,000	409
Okinawa Cellular Telephone Co.	42	456
Ricoh Leasing Co.	22,400	657
Round One Corp.	150	322
Ryohin Keikaku Co., Ltd.	12,600	652
Sumitomo Titanium Corp.	8,550	272
Towa Corp. (a)	30,000	339
USS Co., Ltd.	4,000	345

		7,658

Malaysia 0.2%

Protasco Bhd.	307,600	114

Mexico 0.7%

Consorcio ARA, S.A. de C.V. (a)	120,000	345

Netherlands 2.9%

Brunel International NV	41,000	361
Nutreco Holding NV (a)	9,000	297
Oce NV	6,000	97
Stork NV (a)	12,500	292
Vedior NV - CVA (a)	25,000	366

		1,413

Norway 0.6%

Ekornes ASA	15,000	295

Philippines 1.2%

Philippine Long Distance Telephone Co. SP - ADR (a)	29,000	604

Singapore 1.1%

Singapore Exchange Ltd.	565,000	553

Spain 1.2%

Banco Pastor S.A.	12,500	378
Cortefiel S.A.	21,000	226

		604

Sweden 0.9%

Getinge AB ‘B’	39,000	462

Switzerland 2.9%

Charles Voegele Holding AG	4,500	187
Georg Fischer AG (a)	1,250	290
Jelmoli Holding AG	200	271
Lindt & Spruengli AG	35	413
Valora Holding AG	1,300	299

		1,460

United Kingdom 6.1%

Aegis Group PLC	250,000	409
Alizyme PLC (a)	60,000	142
Balfour Beatty PLC	90,000	435
Body Shop International PLC	60,000	178
ICAP PLC	45,000	223
Laird Group PLC	70,000	385
Luminar PLC	30,000	225
Northgate PLC	22,500	285
Paladin Resources PLC	125,000	302
Punch Taverns PLC	50,000	463

		3,047

United States 42.0%

Abgenix, Inc. (a)	11,700	137
Affiliated Managers Group, Inc. (a)	12,500	630
Alliance Data Systems Corp. (a)	10,400	439
aQuantive, Inc. (a)	25,000	247
Ask Jeeves, Inc. (a)	8,900	347
Bowne & Co., Inc.	26,600	422
Career Education Corp. (a)	2,500	114
Cash America International, Inc.	19,000	437
Central European Distribution Corp. (a)	15,000	389
Central European Media Enterprises Ltd. ‘A’ (a)	15,800	359
Commercial Capital BanCorp., Inc. (a)	22,200	386
Cooper Cos., Inc.	5,750	363
Corrections Corp. of America (a)	7,000	276
Cytyc Corp. (a)	18,000	457
Eyetech Pharmaceuticals, Inc. (a)	6,500	279
FormFactor, Inc. (a)	9,200	207
General Communication, Inc. ‘A’ (a)	41,800	332
Gen-Probe, Inc. (a)	9,400	445
Gevity HR, Inc.	11,100	291
Global Imaging Systems, Inc. (a)	6,000	220
Gol Linhas Aereas Inteligentes S.A. SP - ADR (a)	20,000	340
GrafTech International Ltd. (a)	28,000	293
Gray Television, Inc.	12,500	174
Greenhill & Co., Inc. (a)	2,400	50
Grey Wolf, Inc. (a)	94,000	399
Heidrick & Struggles International, Inc. (a)	14,500	430
Hibbett Sporting Goods, Inc. (a)	7,000	191
Hot Topic, Inc. (a)	6,000	123
Indonesian Satellite Corp. Tbk. PT SP - ADR	16,500	350
Intergraph Corp. (a)	10,000	259
Ionatron, Inc. (a)	25,000	144
Jackson Hewitt Tax Service, Inc. (a)	20,000	350
Jarden Corp. (a)	13,000	468
Jones Lang LaSalle, Inc. (a)	17,100	463
Kellwood Co.	10,300	449
Kindred Healthcare, Inc. (a)	14,600	385
Lin Television Corp. ‘A’ (a)	5,000	106
Marvel Enterprises, Inc. (a)	22,500	439
National-Oilwell, Inc. (a)	13,000	409
Nektar Therapeutics, Inc. (a)	7,000	140
NPS Pharmaceuticals, Inc. (a)	6,300	132
OSI Pharmaceuticals, Inc. (a)	3,500	247
PalmOne, Inc. (a)	11,000	382
PF Chang’s China Bistro, Inc. (a)	6,200	255
Photon Dynamics, Inc. (a)	5,000	175
RalCorp. Holdings, Inc. (a)	6,300	222
Red Hat, Inc. (a)	10,000	230
Redwood Trust, Inc.	8,300	462
Regis Corp.	11,800	526
Renal Care Group, Inc. (a)	9,750	323
Rudolph Technologies, Inc. (a)	7,500	136
Salesforce.com, Inc. (a)	800	13
Salix Pharmaceuticals Ltd. (a)	10,500	346
Select Comfort Corp. (a)	18,150	515
Signature Bank & Trust (a)	7,400	176
Sonic Corp. (a)	13,200	300
Spherion Corp. (a)	7,200	73
Stericycle, Inc. (a)	5,500	285
The Cheesecake Factory, Inc. (a)	10,500	418
Ultralife Batteries, Inc. (a)	12,500	242
United Natural Foods, Inc. (a)	19,000	549
UNOVA, Inc. (a)	15,500	314
VCA Antech, Inc. (a)	15,000	672
Westcorp, Inc.	9,000	409
Western Wireless Corp. ‘A’ (a)	17,000	491
Wintrust Financial Corp.	5,700	288

		20,920

Total Common Stocks (Cost $39,009)		47,443

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  19

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

June 30, 2004

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.2%

Repurchase Agreement 5.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $2,654. Repurchase proceeds are $2,601.)	$2,601	$2,601

Total Short-Term Instruments (Cost $2,601)		2,601

Total Investments (b) 100.5% (Cost $41,610)		$50,044
Other Assets and Liabilities (Net) (0.5%)		(225)

Net Assets 100.0%		$49,819

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $22,163, which represents 44.49% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

20 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Global Technology Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 89.5%

Capital Goods 3.5%

Tyco International Ltd.	558,160	$18,497

Communications 2.5%

Amdocs Ltd. (a)	196,130	4,595
Nextel Partners, Inc. ‘A’ (a)	320,590	5,104
Tencent Holdings Ltd. (a)	6,094,000	3,359

		13,058

Consumer Services 4.8%

eBay, Inc. (a)	186,990	17,194
NetFlix, Inc. (a)	228,700	8,222

		25,416

Financial & Business Services 1.6%

Fiserv, Inc. (a)	214,030	8,324

Technology 77.1%

Advantest Corp.	43,500	2,958
Akamai Technologies, Inc. (a)	319,880	5,742
Analog Devices, Inc.	104,980	4,942
Ask Jeeves, Inc. (a)	106,500	4,157
Autodesk, Inc.	408,020	17,467
Avaya, Inc. (a)	325,600	5,141
Check Point Software Technologies Ltd. (a)	204,300	5,514
Cisco Systems, Inc. (a)	573,150	13,584
Citrix Systems, Inc. (a)	718,390	14,626
Computer Associates International, Inc.	165,240	4,637
Comverse Technology, Inc. (a)	1,027,770	20,494
Corning, Inc. (a)	405,930	5,301
Intergraph Corp. (a)	178,320	4,611
Juniper Networks, Inc. (a)	30,060	739
Marvell Technology Group Ltd. (a)	872,020	23,283
Mercury Interactive Corp. (a)	201,370	10,034
Microsoft Corp.	987,200	28,194
Motorola, Inc.	979,660	17,879
National Semiconductor Corp. (a)	578,230	12,715
NCR Corp. (a)	418,020	20,730
Netease.com, Inc. (a)	247,230	10,216
Network Appliance, Inc. (a)	260,360	5,606
Network Associates, Inc. (a)	556,180	10,084
Red Hat, Inc. (a)	170,310	3,912
Research In Motion Ltd. (a)	287,720	19,692
Salesforce.com, Inc. (a)	89,200	1,433
Samsung Electronics Co., Ltd. SP - GDR	2,820	580
SAP AG SP - ADR	134,980	5,644
SINA Corp. (a)	572,890	18,899
Softbank Corp.	201,800	8,987
Sohu.com, Inc. (a)	291,750	5,800
Solomon Systech International Ltd. (a)	10,556,970	2,612
Symantec Corp. (a)	170,530	7,466
Telefonaktiebolaget LM Ericsson SP - ADR (a)	374,670	11,210
Trend Micro, Inc.	180,000	8,095
VeriSign, Inc. (a)	422,650	8,411
VERITAS Software Corp. (a)	384,120	10,640
Yahoo Japan Corp. (a)	342	3,348
Yahoo!, Inc. (a)	1,134,570	41,219

		406,602

Total Common Stocks (Cost $362,484)		471,897

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 10.1%

Repurchase Agreement 10.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 2.625% due 11/15/2006 valued at $3,372; Federal Home Loan Bank 4.125% due 01/14/2005 valued at $25,502; and Freddie Mac 2.375% due 04/15/2006 valued at $25,503. Repurchase proceeds are $53,306.)	$53,305	53,305

Total Short-Term Instruments (Cost $53,305)		53,305

Total Investments (c) 99.6% (Cost $415,789)		$525,202
Written Options (b) (0.3%) (Premiums $750)		(1,797)
Other Assets and Liabilities (Net) 0.7%		4,080

Net Assets 100.0%		$527,485

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT Ebay, Inc.	$75.000	07/17/2004	882	$230	$1,525
Call - CBOT Ask Jeeves, Inc.	45.000	09/18/2004	1,065	520	272

				$750	$1,797

(c)	Securities with an aggregate value of $23,388, which represents 4.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  21

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.7%

Australia 1.2%

The News Corp., Ltd.	125,000	$1,108

Brazil 0.9%

Uniao de Bancos Brasileiros S.A. SP - GDR	42,500	840

Canada 5.3%

EnCana Corp.	47,100	2,024
Shoppers Drug Mart Corp. (a)(b)	33,075	824
Shoppers Drug Mart Corp. (a)	17,500	436
Suncor Energy, Inc.	63,175	1,603

		4,887

Finland 0.9%

Nokia Corp. (a)	60,000	871

France 13.0%

Accor S.A.	17,500	742
Alcatel S.A. SP - ADR	60,800	942
Axa S.A.	65,000	1,442
BNP Paribas S.A.	18,225	1,127
Credit Agricole S.A. (a)	37,500	916
L’Oreal S.A.	11,000	883
Moet Hennessy Louis Vuitton S.A. (a)	15,475	1,125
Pernod Richard S.A. (a)	9,400	1,206
Sanofi-Synthelabo S.A.	11,250	717
Schneider Electric S.A. (a)	15,000	1,029
TotalFinaElf S.A.	10,000	1,918

		12,047

Germany 7.5%

Deutsche Bank AG (a)	11,600	917
Porsche AG	2,500	1,684
Puma AG Rudolf Dassler Sport	7,000	1,790
SAP AG	8,000	1,333
Siemens AG (a)	17,500	1,268

		6,992

Greece 0.9%

Greek Organization of Football Prognostics	45,000	847

Hong Kong 4.4%

CNOOC Ltd.	2,203,000	934
Hutchinson Whampoa Ltd.	132,000	906
Li & Fung Ltd.	716,000	1,051
Sun Hung Kai Properties Ltd.	140,000	1,154

		4,045

India 1.2%

ICICI Bank Ltd. SP - ADR	90,675	1,097

Ireland 0.8%

Bank of Ireland	59,050	789

Israel 1.0%

Teva Pharmaceutical Industries Ltd. SP - ADR	13,600	915

Italy 3.0%

Eni SpA (a)	82,775	1,655
Telecom Italia SpA	373,100	1,164

		2,819

Japan 16.7%

Canon, Inc.	27,000	1,439
Credit Saison Co., Ltd.	42,500	1,286
Daiwa House Industry Co., Ltd.	105,000	1,225
Ito En Ltd.	21,100	1,002
Murata Manufacturing Co., Ltd.	17,700	1,018
Nitto Denko Corp.	9,400	478
Omron Corp.	45,500	1,070
Orix Corp.	12,700	1,462
SMC Corp.	8,000	871
Tokyo Broadcasting System, Inc.	65,000	1,150
Toppan Printing Co., Ltd.	93,000	1,060
Tostem Inax Holding Corp.	60,000	1,296
Toyota Motor Corp.	28,200	1,149
USS Co., Ltd.	11,000	950

		15,456

Netherlands 3.3%

ING Group NV	66,625	1,581
Vedior NV - CVA	102,025	1,492

		3,073

Singapore 1.4%

Singapore Telecommunications Ltd.	1,000,000	1,308

South Korea 3.6%

Daewoo Shipbuilding & Marine Engineering Co., Ltd. SP - GDR (a)	37,400	895
Samsung Electronics Co., Ltd.	5,920	2,460

		3,355

Spain 2.0%

Banco de Sabadell S.A.	25,000	541
Banco Santander Central Hispano S.A.	123,225	1,287

		1,828

Switzerland 7.2%

Nobel Biocare Holding AG	8,650	1,355
Novartis AG	38,600	1,714
Roche Holdings AG - Genusschein	19,325	1,918
UBS AG	24,000	1,699

		6,686

Thailand 1.1%

Bangkok Bank Public Co., Ltd. (a)	423,450	979

United Kingdom 20.9%

BHP Billiton PLC	125,000	1,092
British Sky Broadcasting Group PLC	105,000	1,187
Carnival PLC	14,425	703
Compass Group PLC	150,000	920
Diageo PLC (a)	88,350	1,194
GlaxoSmithKline PLC	94,575	1,927
HSBC Holdings PLC (a)	60,000	895
Man Group PLC	45,400	1,181
Rank Group PLC	170,000	926
Reckitt Benckiser PLC	73,000	2,076
Rio Tinto PLC	42,500	1,027
Royal Bank of Scotland Group PLC	60,000	1,737
Shell Transport & Trading Co., PLC	111,675	822
Smith & Nephew PLC (a)	125,000	1,352
Vodafone Group PLC	1,080,000	2,375

		19,414

United States 1.4%

Synthes, Inc.	11,725	1,338

Total Common Stocks (Cost $77,274)		90,694

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 2.150% due 06/02/2006 valued at $1,121. Repurchase proceeds are $1,096.)	$1,096	1,096

Total Short-Term Instruments (Cost $1,096)		1,096

Total Investments (c) 98.9% (Cost $78,370)		$91,790
Other Assets and Liabilities (Net) 1.1%		1,009

Net Assets 100.0%		$92,799

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(c)	Securities with an aggregate value of $81,942, which represents 88.30% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

22 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

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06.30.04  |  PIMCO Funds Annual Report  23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Global Fund

Class D
06/30/2004	$11.72	$(0.07	)(a)	$3.53	(a)	$3.46	$0.00	$(0.95)	$(0.95)
07/19/2002 – 06/30/2003	10.00	(0.05	)(a)	1.80	(a)	1.75	(0.03)	0.00	(0.03)

NACM Pacific Rim Fund

Class D
06/30/2004	$6.28	$(0.03	)(a)	$2.93	(a)	$2.90	$0.00	$0.00	$0.00
07/31/2002 – 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00	0.00

PEA Innovation Fund

Class D
06/30/2004	$13.34	$(0.18	)(a)	$3.69	(a)	$3.51	$0.00	$0.00	$0.00
06/30/2003	13.87	(0.13	)(a)	(0.40	)(a)	(0.53)	0.00	0.00	0.00
06/30/2002	28.92	(0.24	)(a)	(14.81	)(a)	(15.05)	0.00	0.00	0.00
06/30/2001	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)	0.00	(6.35)	(6.35)
06/30/2000	37.52	(0.59	)(a)	42.18	(a)	41.59	0.00	(6.39)	(6.39)

24 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
NACM Global Fund

Class D
06/30/2004	$0.01	(a)	$14.24	30.44%	$23	1.56	%(d)	(0.50)%	203%
07/19/2002 – 06/30/2003	0.00		11.72	17.55	33	1.55	(c)*	(0.53)*	260

NACM Pacific Rim Fund

Class D
06/30/2004	$0.05	(a)	$9.23	46.97%	$1,211	1.86	%(f)	(0.34)%	118%
07/31/2002 – 06/30/2003	0.00		6.28	(8.45)	12	1.90	(e)*	0.35 *	264

PEA Innovation Fund

Class D
06/30/2004	$0.00		$16.85	26.31%	$13,519	1.31	%(b)	(1.08)%	233%
06/30/2003	0.00		13.34	(3.82)	13,245	1.30		(1.10)	290
06/30/2002	0.00		13.87	(52.04)	15,830	1.31	(b)	(1.12)	207
06/30/2001	0.00		28.92	(55.16)	44,384	1.30		(0.96)	271
06/30/2000	0.00		72.72	115.85	85,096	1.30		(0.93)	186

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(e)	Ratio of expenses to average net assets excluding interest and tax expense is 1.90%.
(f)	Ratio of expenses to average net assets excluding tax expense is 1.85%.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Biotechnology Fund

Class D
06/30/2004	$21.24	$(0.37	)(a)	$4.79	(a)	$4.42	$0.00	$0.00	$0.00
06/30/2003	15.96	(0.25	)(a)	5.53	(a)	5.28	0.00	0.00	0.00
06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00	0.00
12/31/2000	20.02	(0.37	)(a)	16.78	(a)(g)	16.41	0.00	(0.04)	(0.04)

RCM Global Healthcare Fund

Class D
06/30/2004	$18.64	$(0.19	)(a)	$2.34	(a)	$2.15	$0.00	$0.00	$0.00
06/30/2003	16.25	(0.15	)(a)	2.54	(a)	2.39	0.00	0.00	0.00
06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)	(0.68)
01/01/2001 – 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00	0.00
12/31/2000	14.25	(0.16	)(a)	10.61	(a)	10.45	0.00	(0.10)	(0.10)

RCM Global Small-Cap Fund

Class D
06/30/2004	$13.54	$(0.14	)(a)	$6.21	(a)	$6.07	$0.00	$0.00	$0.00
06/30/2003	13.18	(0.10	)(a)	0.46	(a)	0.36	0.00	0.00	0.00
06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00	0.00
12/31/2000	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)	0.00	(1.50)	(1.50)

RCM Global Technology Fund

Class D
06/30/2004	$24.26	$(0.47	)(a)	$8.44	(a)	$7.97	$0.00	$0.00	$0.00
06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00	0.00
06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00	0.00
12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)	(0.43)

RCM International Growth Equity Fund

Class D
06/30/2004	$7.44	$0.00	(a)	$1.99	(a)	$1.99	$(0.09)	$0.00	$(0.09)
06/30/2003	8.30	0.05	(a)	(0.93	)(a)	(0.88)	(0.05)	0.00	(0.05)
06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00	(0.23)
01/01/2001 – 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00	0.00
12/31/2000	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)	(2.19)	(2.45)

26 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
RCM Biotechnology Fund

Class D
06/30/2004	$0.01	(a)	$25.67	20.86%	$325,334	1.61	%(f)	1.61	%(f)	(1.58)%	121%
06/30/2003	0.00		21.24	33.08	319,143	1.61	(f)	1.61	(f)	(1.45)	145
06/30/2002	0.00		15.96	(46.43)	293,216	1.54		1.54		(1.32)	76
01/01/2001 – 06/30/2001	0.00		29.80	(18.11)	760,362	1.50	*	1.50	*	(1.27)*	43
12/31/2000	0.00		36.39	81.93	908,401	1.50		1.53		(1.06)	250

RCM Global Healthcare Fund

Class D
06/30/2004	$0.00		$20.79	11.53%	$167,820	1.61	%(f)	1.61	%(f)	(0.98)%	257%
06/30/2003	0.00		18.64	14.71	170,980	1.61	(f)	1.61	(f)	(0.94)	151
06/30/2002	0.00		16.25	(22.15)	166,442	1.54		1.57		(0.98)	145
01/01/2001 – 06/30/2001	0.00		21.65	(11.99)	240,503	1.50	*	1.54	*	(0.87)*	69
12/31/2000	0.00		24.60	73.37	256,909	1.50		1.64		(0.68)	216

RCM Global Small-Cap Fund

Class D
06/30/2004	$0.01	(a)	$19.62	44.90%	$8,679	1.85%		1.85%		(0.79)%	111%
06/30/2003	0.00		13.54	2.73	5,172	1.86	(c)	1.86	(g)	(0.87)	183
06/30/2002	0.00		13.18	(18.34)	6,840	1.92		2.70		(1.25)	326
01/01/2001 – 06/30/2001	0.00		16.14	(13.18)	16,842	1.75	*	2.64	*	(1.30)*	134
12/31/2000	0.00		18.59	(13.84)	15,640	1.75		2.20		(1.06)	202

RCM Global Technology Fund

Class D
06/30/2004	$0.00		$32.23	32.85%	$216,760	1.76	%(d)	1.76	%(d)	(1.56)%	206%
06/30/2003	0.00		24.26	18.51	155,574	1.76	(e)	1.76	(e)	(1.32)	237
06/30/2002	0.00		20.47	(36.92)	149,774	1.63		1.65		(1.19)	343
01/01/2001 – 06/30/2001	0.00		32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45)*	386
12/31/2000	0.00		50.09	(14.60)	378,043	1.50		1.50		(0.55)	451

RCM International Growth Equity Fund

Class D
06/30/2004	$0.00		$9.34	26.84%	$1,398	1.49	%(b)	1.49	%(b)	0.01%	90%
06/30/2003	0.07	(a)	7.44	(9.68)	3,547	1.53	(b)	1.53	(b)	0.75	86
06/30/2002	0.00		8.30	(22.89)	5,904	1.45		1.80		0.14	261
01/01/2001 – 06/30/2001	0.00		11.03	(20.19)	10,832	1.25	*	1.94	*	0.33 *	84
12/31/2000	0.00		13.82	(26.95)	5,124	1.25		2.36		(0.29)	162

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  27

Statements of Assets and Liabilities

June 30, 2004

Amounts in thousands, except per share amounts	NACM Global Fund	NACM Pacific Rim Fund	PEA Innovation Fund	RCM Biotechnology Fund
Assets:

Investments, at value	$5,600	$47,247	$1,046,397	$356,459
Repurchase agreement, at value	0	0	0	0
Cash	0	1	509	1,018
Foreign currency, at value	5	623	0	0
Receivable for investments sold	14	320	12,084	5,151
Receivable for Fund shares sold	69	0	1,100	608
Interest and dividends receivable	3	45	255	2

	5,691	48,236	1,060,345	363,238

Liabilities:

Payable for investments purchased	$7	$20	$26,373	$4,259
Written options outstanding	0	0	0	0
Payable for Fund shares redeemed	3	51	3,632	1,832
Accrued investment advisory fee	3	34	536	261
Accrued administration fee	2	25	320	130
Accrued distribution fee	2	11	363	10
Accrued servicing fee	1	8	190	72
Other liabilities	0	17	50	0

	18	166	31,464	6,564

Net Assets	$5,673	$48,070	$1,028,881	$356,674

Net Assets Consist of:

Paid in capital	$5,063	$46,251	$4,020,277	$698,790
Undistributed (overdistributed) net investment income	245	(207)	0	(106)
Accumulated undistributed net realized gain (loss)	72	(480)	(3,089,133)	(390,005)
Net unrealized appreciation	293	2,506	97,737	47,995

	$5,673	$408,070	$1,028,881	$356,674

Net Assets:

Class D	$23	$1,211	$13,519	$325,334
Other Classes	5,650	46,859	1,015,362	31,340

Shares Issued and Outstanding:

Class D	2	131	802	12,675

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$14.24	$9.23	$16.85	$25.67

Cost of Investments Owned	$5,307	$44,720	$948,660	$308,465

Cost of Foreign Currency Held	$5	$632	$0	$0

28 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small- Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:

Investments, at value	$201,167	$50,044	$471,897	$91,790
Repurchase agreement, at value	0	0	53,305	0
Cash	38	0	979 *	0
Foreign currency, at value	0	77	21	881
Receivable for investments sold	368	780	5,658	2,208
Receivable for Fund shares sold	203	258	1,687	18
Interest and dividends receivable	161	34	85	176

	201,937	51,193	533,632	95,073

Liabilities:

Payable for investments purchased	$3	$1,242	$2,824	$2,045
Written options outstanding	0	0	1,797	0
Payable for Fund shares redeemed	239	51	850	100
Accrued investment advisory fee	133	39	396	38
Accrued administration fee	91	21	205	46
Accrued distribution fee	12	11	12	25
Accrued servicing fee	41	7	63	11
Other liabilities	4	3	0	9

	523	1,374	6,147	2,274

Net Assets	$201,414	$49,819	$527,485	$92,799

Net Assets Consist of:

Paid in capital	$229,499	$53,314	$976,560	$219,650
Undistributed (overdistributed) net investment income	(221)	(44)	(4,632)	136
Accumulated undistributed net realized gain (loss)	(28,395)	(11,887)	(552,809)	(140,392)
Net unrealized appreciation	531	8,436	108,366	13,405

	$201,414	$49,819	$527,485	$92,799

Net Assets:

Class D	$167,820	$8,679	$216,760	$1,398
Other Classes	33,594	41,140	310,725	91,401

Shares Issued and Outstanding:

Class D	8,071	442	6,726	150

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$20.79	$19.62	$32.23	$9.34

Cost of Investments Owned	$200,633	$41,610	$415,789	$78,370

Cost of Foreign Currency Held	$0	$77	$21	$882

*	Includes restricted cash in the amount of $893 representing collateral on written options.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  29

Statements of Operations

	NACM Global Fund	NACM Pacific Rim Fund	PEA Innovation Fund	RCM Biotechnology Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest	$1	$12	$362	$71
Dividends, net of foreign taxes	31	411	1,705	30
Security lending income	0	0	515	0
Miscellaneous income	0	0	0	0

Total Income	32	423	2,582	101

Expenses:

Investment advisory fees	23	250	7,273	3,134
Administration fees	17	180	4,369	1,567
Servicing fees – Class D	0	1	38	818
Distribution and/or servicing fees – Other Classes	15	125	7,695	143
Trustees’ fees	0	1	68	21
Interest expense	0	0	22	2
Tax expense	0	5	0	0

Total Expenses	55	562	19,465	5,685

Net Investment Income (Loss)	(23)	(139)	(16,883)	(5,584)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	483	2,932	292,749	87,366
Net realized gain (loss) on options	0	(3)	(86)	359
Net realized gain (loss) on foreign currency transactions	25	(83)	0	681
Net change in unrealized appreciation (depreciation) on investments	134	2,054	(37,210)	(19,287)
Net change in unrealized (depreciation) on options	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(9)	0	(2)

Net Gain	642	4,891	255,453	69,117

Net Increase from Repayment by Investment Manager	0	0	8	0

Net Increase in Assets Resulting from Operations	$619	$4,752	$238,578	$63,533

30 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Amounts in thousands	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest	$36	$18	$355	$12
Dividends, net of foreign taxes	1,197	402	544	1,666
Security lending income	0	0	0	0
Miscellaneous income	0	0	1	0

Total Income	1,233	420	900	1,678

Expenses:

Investment advisory fees	1,543	355	4,333	421
Administration fees	1,061	193	2,232	523
Servicing fees – Class D	428	18	500	7
Distribution and/or servicing fees – Other Classes	150	133	281	413
Trustees’ fees	12	2	24	5
Interest expense	10	0	0	22
Tax expense	0	0	0	0

Total Expenses	3,204	701	7,370	1,391

Net Investment Income (Loss)	(1,971)	(281)	(6,470)	287

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	48,690	2,986	104,633	4,328
Net realized gain (loss) on options	203	0	(4,579)	0
Net realized gain (loss) on foreign currency transactions	(584)	527	995	4,207
Net change in unrealized appreciation (depreciation) on investments	(25,800)	6,645	12,654	10,201
Net change in unrealized (depreciation) on options	0	0	(1,051)	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(4)	2	1	(37)

Net Gain	22,505	10,160	112,653	18,699

Net Increase from Repayment by Investment Manager	0	0	0	0

Net Increase in Assets Resulting from Operations	$20,534	$9,879	$106,183	$18,986

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  31

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM Pacific Rim Fund		PEA Innovation Fund		RCM Biotechnology Fund
	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(23)	$0	$(139)	$52	$(16,883)	$(13,015)	$(5,584)	$(4,008)
Net realized gain (loss)	508	30	2,846	(1,568)	292,663	(562,249)	88,406	(127,169)
Net change in unrealized appreciation (depreciation)	134	159	2,045	(316)	(37,210)	533,790	(19,289)	208,249
Net increase from repayment by Investment Manager	0	0	0	0	8	0	0	0

Net increase (decrease) resulting from operations	619	189	4,752	(1,832)	238,578	(41,474)	63,533	77,072

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0	0	0
Other Classes	0	(5)	0	(68)	0	0	0	0
From net realized capital gains
Class D	(1)	0	0	0	0	0	0	0
Other Classes	(192)	0	0	0	0	0	0	0

Total Distributions	(193)	(5)	0	(68)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	18	34	4,431	13	7,431	3,507	50,998	54,046
Other Classes	4,740	1,149	60,191	7,481	319,102	314,309	30,724	11,578
Issued in reorganization
Class D	0	0	0	0	0	762	0	0
Other Classes	0	0	0	0	0	66,816	0	0
Issued as reinvestment of distributions
Class D	1	0	0	0	0	0	0	0
Other Classes	166	5	0	68	0	0	0	0
Cost of shares redeemed
Class D	(34)	(4)	(3,229)	0	(10,501)	(6,029)	(105,476)	(104,443)
Other Classes	(1,003)	(11)	(24,177)	(11,240)	(450,369)	(439,323)	(12,837)	(3,137)

Net increase (decrease) resulting from Fund share transactions	3,888	1,173	37,216	(3,678)	(134,337)	(59,958)	(36,591)	(41,956)

Fund Redemption Fees	2	0	105	0	46	2	89	51

Total Increase (Decrease) in Net Assets	4,316	1,357	42,073	(5,578)	104,287	(101,430)	27,031	35,167

Net Assets:
Beginning of period	1,357	0	5,997	11,575	924,594	1,026,024	329,643	294,476

End of period*	$5,673	$1,357	$48,070	$5,997	$1,028,881	$924,594	$356,674	$329,643

* Including undistributed (overdistributed) net investment income of:	$245	$27	$(207)	$0	$0	$0	$(106)	$0

32 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	RCM Global Healthcare Fund		RCM Global Small-Cap Fund		RCM Global Technology Fund		RCM International Growth Equity Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(1,971)	$(1,457)	$(281)	$(76)	$(6,470)	$(2,695)	$287	$370
Net realized gain (loss)	48,309	(25,461)	3,513	(1,531)	101,049	(55,817)	8,535	(21,877)
Net change in unrealized appreciation (depreciation)	(25,804)	47,115	6,647	1,596	11,604	98,233	10,164	7,157
Net increase from repayment by Investment Manager	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from operations	20,534	20,197	9,879	(11)	106,183	39,721	18,986	(14,350)

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0	(42)	(45)
Other Classes	0	0	0	0	0	0	(843)	(505)
From net realized capital gains
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0	(885)	(550)

Fund Share Transactions:

Receipts for shares sold
Class D	36,764	46,877	6,190	856	87,375	37,824	3,944	34,986
Other Classes	27,443	9,960	47,576	22,676	321,478	112,484	86,881	166,404
Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	41	41
Other Classes	0	0	0	0	0	0	758	417
Cost of shares redeemed
Class D	(58,450)	(61,126)	(5,221)	(2,442)	(77,620)	(53,420)	(7,053)	(37,159)
Other Classes	(7,511)	(2,264)	(19,953)	(22,605)	(203,043)	(110,890)	(76,124)	(222,815)

Net increase (decrease) resulting from Fund share transactions	(1,754)	(6,553)	28,592	(1,515)	128,190	(14,002)	8,447	(58,126)

Fund Redemption Fees	27	20	18	12	43	35	45	313

Total Increase (Decrease) in Net Assets	18,807	13,664	38,489	(1,514)	234,416	25,754	26,593	(72,713)

Net Assets:
Beginning of period	182,607	168,943	11,330	12,844	293,069	267,315	66,206	138,919

End of period*	$201,414	$182,607	$49,819	$11,330	$527,485	$293,069	$92,799	$66,206

* Including undistributed (overdistributed) net investment income of:	$(221)	$0	$(44)	$0	$(4,632)	$0	$136	$514

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  33

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

34  PIMCO Funds Annual Report   |  06.30.04

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund – $2,078; NACM Pacific Rim Fund – $49,486; PEA Innovation Fund – $159,120; RCM Biotechnology Fund – $2,719; RCM Global Healthcare Fund – $20,674; RCM Global Small-Cap Fund – $43,712; RCM Global Technology Fund – $45,048; and RCM International Growth Equity Fund – $187,659.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2004, $892,557 of cash was restricted and held as collateral by a counterparty to the RCM Global Technology Fund for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Collateral received for securities on loan is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, became securities lending agent for the Trust. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

06.30.04  |  PIMCO Funds Annual Report  35

Notes to Financial Statements (Cont.)

June 30, 2004

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C1	Class D	Class R
NACM Global Fund	0.70%	0.40%	0.40%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%	0.50%	N/A	0.70%	0.70%	N/A
PEA Innovation Fund	0.65%	0.25%	0.25%	0.40%	0.40%	N/A
RCM Global Small-Cap Fund	1.00%	0.40%	N/A	0.60%	0.60%	N/A
RCM Global Technology Fund	0.95%	0.40%	N/A	0.55%	0.55%	N/A
RCM International Growth Equity Fund	0.50%	0.50%	0.50%	0.70%	0.70%	N/A
RCM Biotechnology Fund	0.90%	N/A	N/A	0.45%	0.45%	N/A
RCM Global Healthcare Fund	0.80%	N/A	N/A	0.55%	0.55%	N/A

[1]	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption fees may be waived for certain categories of investors, as described below.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate
PEA Innovation, RCM Biotechnology and RCM Global Healthcare Funds	1.00	%*
All Other Funds	2.00%

*	The redemption fee became equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an

36  PIMCO Funds Annual Report   |  06.30.04

Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $1,190,507 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ administration fees to the extent that the payment of the Fund’s pro rata share of expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004
NACM Global Fund	$84	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium
Balance at 06/30/2003	$9
Sales	5,852
Closing Buys	(3,612)
Expirations	(1,499)

Balance at 06/30/2004	$750

06.30.04  |  PIMCO Funds Annual Report  37

Notes to Financial Statements (Cont.)

June 30, 2004

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM Pacific Rim Fund
	Year Ended 06/30/2004		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	1	$18	3	$34	503	$4,431	2	$13
Other Classes	348	4,740	113	1,149	7,134	60,191	1,304	7,481

Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	1	0	0	0	0	0	0
Other Classes	12	166	0	5	0	0	9	68

Cost of shares redeemed
Class D	(2)	(34)	0	(4)	(374)	(3,229)	0	0
Other Classes	(74)	(1,003)	(1)	(11)	(2,985)	(24,177)	(1,948)	(11,240)

Net increase (decrease) resulting from Fund share transactions	285	$3,888	115	$1,173	4,278	$37,216	(633)	$(3,678)

	PEA Innovation Fund				RCM Biotechnology Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	440	$7,431	294	$3,507	2,131	$50,998	2,934	$54,046
Other Classes	19,879	319,102	27,442	314,309	1,294	30,724	590	11,578

Issued in reorganization
Class D	0	0	82	762	0	0	0	0
Other Classes	0	0	7,637	66,816	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed
Class D	(631)	(10,501)	(525)	(6,029)	(4,484)	(105,476)	(6,274)	(104,443)
Other Classes	(28,467)	(450,369)	(39,623)	(439,323)	(558)	(12,837)	(173)	(3,137)

Net increase (decrease) resulting from Fund share transactions	(8,779)	$(134,337)	(4,693)	$(59,958)	(1,617)	$(36,591)	(2,923)	$(41,956)

38  PIMCO Funds Annual Report   |  06.30.04

	RCM Global Healthcare Fund				RCM Global Small-Cap Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	1,900	$36,765	2,909	$46,877	353	$6,190	70	$856
Other Classes	1,392	27,443	616	9,960	2,782	47,576	1,966	22,676

Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed
Class D	(3,005)	(58,450)	(3,975)	(61,126)	(293)	(5,221)	(206)	(2,442)
Other Classes	(387)	(7,511)	(142)	(2,264)	(1,132)	(19,953)	(1,965)	(22,605)

Net increase (decrease) resulting from Fund share transactions	(100)	$(1,753)	(592)	$(6,553)	1,710	$28,592	(135)	$(1,515)

	RCM Global Technology Fund				RCM International Growth Equity Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	2,919	$87,375	1,911	$37,824	505	$3,944	5,010	$34,986
Other Classes	10,604	321,478	5,730	112,484	10,493	86,881	23,729	166,404

Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	5	41	6	41
Other Classes	0	0	0	0	87	758	60	417

Cost of shares redeemed
Class D	(2,606)	(77,620)	(2,813)	(53,420)	(837)	(7,053)	(5,251)	(37,159)
Other Classes	(6,690)	(203,043)	(5,816)	(110,890)	(9,210)	(76,124)	(31,321)	(222,815)

Net increase (decrease) resulting from Fund share transactions	4,227	$128,190	(988)	$(14,002)	1,043	$8,447	(7,767)	$(58,126)

PIMCO Funds Annual Report  |  06.30.04  39

Notes to Financial Statements (Cont.)

June 30, 2004

6. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
NACM Global Fund	$9,821	$6,389
NACM Pacific Rim Fund	66,465	31,154
PEA Innovation Fund	2,473,069	2,571,995
RCM Biotechnology Fund	411,613	449,212
RCM Global Healthcare Fund	480,989	487,808
RCM Global Small-Cap Fund	63,426	36,697
RCM Global Technology Fund	892,838	833,274
RCM International Growth Equity Fund	82,169	73,218

7. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,454	$689,032	$(11,040)

8. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
NACM Global Fund	$255	$82	$0	$0	$0	$(11)
NACM Pacific Rim Fund	0	429	(21)	0	(746)	(156)
PEA Innovation Fund	0	0	0	0	(3,052,940)	0
RCM Biotechnology Fund	0	0	0	0	(380,561)	(106)
RCM Global Healthcare Fund	0	0	0	0	(26,777)	(224)
RCM Global Small-Cap Fund	0	0	3	0	(11,859)	(32)
RCM Global Technology Fund	1,437	0	(1,048)	0	(547,832)	(97)
RCM International Growth Equity Fund	843	0	(15)	0	(137,786)	(172)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions and options.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

40  PIMCO Funds Annual Report   |  06.30.04

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008	2009		2010		2011
NACM Pacific Rim Fund	$0	$0		$746	(4)	$0
PEA Innovation Fund	0	150	(4)	2,269,843	(5)	782,947
RCM Biotechnology Fund	0	54,221		260,520		65,820
RCM Global Healthcare Fund	0	0		21,460		5,317
RCM Global Small-Cap Fund	0	10,705		828		326
RCM Global Technology Fund	0	435,073		81,912		30,847
RCM International Growth Equity Fund	0	79,524		47,077	(6)	11,185

(4)	Represents acquired capital loss carryovers which may be limited under current tax law.
(5)	Includes $19,381,434 of acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $11,191,113 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
NACM Global Fund	$5,316	$387	$(103)	$284
NACM Pacific Rim Fund	44,934	4,482	(2,169)	2,313
PEA Innovation Fund	984,853	104,655	(43,111)	61,544
RCM Biotechnology Fund	317,908	53,081	(14,530)	38,551
RCM Global Healthcare Fund	202,251	3,938	(5,022)	(1,084)
RCM Global Small-Cap Fund	41,651	9,281	(888)	8,393
RCM Global Technology Fund	426,738	103,362	(4,898)	98,464
RCM International Growth Equity Fund	81,511	12,380	(2,101)	10,279

(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (8)	Long-Term Capital Gains Distributions	Return of Capital
NACM Global Fund	$187	$6	$0
NACM Pacific Rim Fund	0	0	0
PEA Innovation Fund	0	0	0
RCM Biotechnology Fund	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	885	0	0

(8)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.04  |  PIMCO Funds Annual Report  41

Notes to Financial Statements (Cont.)

June 30, 2004

9. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

42  PIMCO Funds Annual Report   |  06.30.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM Pacific Rim Fund, PEA Innovation Fund, RCM Biotechnology Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund and RCM International Growth Equity Fund, (8 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the NACM Pacific Rim Fund for the periods ended June 30, 2002, March 31, 2002 and March 31, 2001 were audited by other auditors whose report dated August 9, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

06.30.04  |  PIMCO Funds Annual Report  43

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

NACM Global Fund	13.78%
RCM International Growth Equity Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Global Fund	6.62%
RCM International Growth Equity Fund	0.64%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2004 are as follows:

	NACM Pacific Rim Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.01374	0.00017	0.00774	—	0.00122	0.00013
Austria	—	—	0.00538	0.00081	—	—
Belgium	—	—	0.00219	0.00033	—	—
Bermuda	0.00174	—	0.00464	—	0.00144	—
Brazil	—	—	—	—	0.00915	0.00122
Canada	—	—	0.00061	0.00009	0.00267	0.00040
China	0.00238	—	0.00126	—	—	—
Finland	—	—	0.00542	0.00081	0.00244	0.00037
France	—	—	0.00489	0.00073	0.02298	0.00343
Germany	—	—	0.00735	0.00110	0.00729	0.00109
Greece	—	—	—	—	0.00352	—
Hong Kong	0.00801	—	0.01154	—	0.02042	—
Indonesia	0.00194	0.00029	—	—	—	—
Ireland	—	—	—	—	0.00197	—
Israel	—	—	—	—	0.00030	0.00006
Italy	—	—	0.03006	0.00370	0.01224	0.00184
Japan	0.03926	0.00284	0.03225	0.00240	0.01777	0.00142
Malaysia	0.00630	0.00122	0.00841	0.00147	—	—
Netherlands	—	—	0.01836	0.00275	0.00921	0.00084
Norway	—	—	0.01316	0.00197	—	—
Philippines	0.00239	0.00060	—	—	—	—
Singapore	0.03645	0.00628	0.00502	0.00110	0.00103	0.00021
South Africa	—	—	—	—	0.00216	—
South Korea	0.01082	0.00179	—	—	0.00648	0.00115
Spain	—	—	0.00209	0.00013	0.00545	0.00065
Sweden	—	—	0.00308	0.00046	—	—
Switzerland	—	—	0.00809	0.00121	0.01118	0.00168
Taiwan	0.00368	0.00073	—	—	0.00068	0.00014
Thailand	0.01415	0.00137	0.00520	0.00052	—	—
United Kingdom	0.00223	0.00011	0.02338	0.00234	0.04943	0.00495

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

44  PIMCO Funds Annual Report   |  06.30.04

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

06.30.04  |  PIMCO Funds Annual Report  45

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annualy by the Board of Trustees.

46  PIMCO Funds Annual Report   |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLC, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report	PZ016A.8/04

Annual Report

06.30.04

PIMCO Stock Funds

Share Class R	VALUE STOCK FUNDS NFJ Dividend Value Fund PEA Value Fund PEA Renaissance Fund NFJ Small-Cap Value Fund BLEND STOCK FUNDS PEA Growth & Income Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund PEA Growth Fund RCM Mid-Cap Fund GLOBAL STOCK FUND NACM Global Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Annual Report  |  06.30.04

Letter to Shareholders

Dear Shareholder:

Stock investors benefited from the U.S. economic recovery over the past year ended June 30, 2004 as equity markets across the board showed solid gains. Companies increased capital spending and raised productivity, which contributed to robust earnings news. Low interest rates, tame inflation and substantial GDP growth added to the positive environment for equities.

Most major U.S. stock indexes earned double-digit returns during the reporting period, with the S&P 500 Index up 19.11% from July 1, 2003 through June 30, 2004. The gains extended to most areas of the markets, with value outperforming growth. International stocks posted even stronger results, with the MSCI EAFE Index, a widely accepted benchmark of international equities, up 32.85% in the time period.

However, it is important to note that most of these gains occurred in the first half of the reporting period. Investor appetite for risk cooled in early 2004 amid concerns about rising interest rates, inflation, and record high oil prices. Moreover, the markets were jittery about the potential for terrorism, unresolved conflict in Iraq and the upcoming presidential election. As a result, stocks were directionless for most of the second quarter of this calendar year.

Given this uncertainty, it bears repeating some important principles about investing. Markets move in cycles and there is no accurate way of predicting their directions. Investors would be wise to maintain a diversified portfolio of stocks, bonds and non-traditional asset classes. A well-diversified portfolio can offer greater stability and enhance return potential regardless of the market environment.

On a side note, I would like to report a change at the Trust’s distributor, PA Distributors LLC. CEO Stephen Treadway resigned from the firm July 29 to pursue personal interests. E. Blake Moore, Jr., formerly a Managing Director at Nicholas-Applegate Capital Management, one of PIMCO Advisors’ affiliated investment firms based in San Diego, has been named a Managing Director and CEO. Mr. Moore was Chairman and President of the Nicholas-Applegate Institutional Funds and has extensive experience in numerous business functions including legal, compliance, operations, human resources and mutual fund administration. He will be very involved in PIMCO Advisors’ activities concerning the Funds.

If you have any questions about the attached report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

Newton B. Schott, Jr.

President

July 31, 2004

This letter is not a part of the accompanying annual report.

PIMCO Funds Annual Report  |  06.30.04  3

Important Information

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/ Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional, NFJ Small-Cap Value/Institutional, PEA Growth and Income/Institutional, PEA Growth/C, PEA Renaissance/C, PEA Value/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Annual Report  |  06.30.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Annual Report  |  06.30.04  5

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class R Shares returned 15.69% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hindered by underweight exposure to financial services, which had strong returns for much of the period. Several of the Fund’s holdings in the sector did, however, perform well, including property and casualty insurer Allstate and brokerage firm Merrill Lynch.

•	The Fund’s overweight in technology helped performance. In particular, the Fund benefited from its position in Yahoo!, which posted triple-digit gains for the fiscal year. An overweight in consumer discretionary also contributed to performance, as these companies were supported by the growing economy. Some holdings in this sector that did well include Coach, a high-end leather goods retailer, and Starwood, a hotel chain operator that was added to the portfolio during the year.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (3/8/91)
PIMCO CCM Capital Appreciation Fund Class R	15.69%	0.28%	11.32%	11.37%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Multi-Cap Growth Fund Average	20.53%	–3.22%	10.31%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,024.30	$1,025.00
Expenses Paid During Period	$7.30	$7.30

Expenses are equal to the expense ratio of 1.45% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	CCM Capital Appreciation Fund Share Class R	S&P 500 Index
03/31/1991	10,000	10,000
04/30/1991	9,703	10,024
05/31/1991	10,177	10,457
06/30/1991	9,622	9,978
07/31/1991	10,304	10,443
08/31/1991	10,621	10,691
09/30/1991	10,467	10,512
10/31/1991	10,819	10,653
11/30/1991	10,499	10,224
12/31/1991	11,951	11,393
01/31/1992	11,829	11,181
02/29/1992	11,950	11,327
03/31/1992	11,549	11,106
04/30/1992	11,517	11,432
05/31/1992	11,558	11,488
06/30/1992	11,187	11,317
07/31/1992	11,506	11,780
08/31/1992	11,213	11,539
09/30/1992	11,501	11,674
10/31/1992	11,894	11,714
11/30/1992	12,583	12,113
12/31/1992	12,749	12,262
01/31/1993	13,175	12,364
02/28/1993	13,009	12,533
03/31/1993	13,602	12,797
04/30/1993	13,261	12,488
05/31/1993	13,854	12,822
06/30/1993	14,067	12,860
07/31/1993	13,859	12,808
08/31/1993	14,358	13,294
09/30/1993	14,771	13,192
10/31/1993	14,798	13,465
11/30/1993	14,493	13,337
12/31/1993	14,896	13,498
01/31/1994	15,411	13,957
02/28/1994	15,194	13,578
03/31/1994	14,427	12,986
04/30/1994	14,473	13,152
05/31/1994	14,452	13,368
06/30/1994	14,038	13,041
07/31/1994	14,372	13,469
08/31/1994	14,793	14,021
09/30/1994	14,388	13,678
10/31/1994	14,708	13,986
11/30/1994	14,027	13,476
12/31/1994	14,156	13,676
01/31/1995	14,139	14,031
02/28/1995	14,838	14,578
03/31/1995	15,479	15,008
04/30/1995	16,002	15,450
05/31/1995	16,578	16,067
06/30/1995	17,286	16,440
07/31/1995	18,235	16,986
08/31/1995	18,401	17,028
09/30/1995	19,120	17,747
10/31/1995	18,751	17,683
11/30/1995	19,316	18,460
12/31/1995	19,275	18,815
01/31/1996	19,911	19,456
02/29/1996	20,654	19,636
03/31/1996	20,679	19,825
04/30/1996	20,925	20,117
05/31/1996	21,442	20,636
06/30/1996	21,388	20,715
07/31/1996	20,300	19,800
08/31/1996	21,160	20,217
09/30/1996	22,445	21,355
10/31/1996	22,997	21,944
11/30/1996	24,657	23,603
12/31/1996	24,255	23,135
01/31/1997	25,655	24,581
02/28/1997	25,375	24,773
03/31/1997	24,434	23,756
04/30/1997	25,199	25,174
05/31/1997	26,791	26,706
06/30/1997	27,922	27,903
07/31/1997	30,920	30,123
08/31/1997	29,742	28,436
09/30/1997	31,527	29,993
10/31/1997	30,941	28,991
11/30/1997	31,711	30,333
12/31/1997	32,317	30,854
01/31/1998	31,787	31,195
02/28/1998	34,104	33,445
03/31/1998	35,976	35,158
04/30/1998	35,983	35,511
05/31/1998	35,368	34,901
06/30/1998	36,857	36,319
07/31/1998	35,777	35,932
08/31/1998	29,917	30,737
09/30/1998	31,574	32,706
10/31/1998	33,005	35,366
11/30/1998	35,137	37,510
12/31/1998	37,723	39,671
01/31/1999	38,937	41,330
02/28/1999	37,357	40,045
03/31/1999	38,238	41,648
04/30/1999	39,527	43,261
05/31/1999	38,143	42,239
06/30/1999	40,443	44,584
07/31/1999	38,927	43,192
08/31/1999	38,133	42,977
09/30/1999	37,160	41,800
10/31/1999	39,739	44,445
11/30/1999	41,623	45,349
12/31/1999	45,789	48,020
01/31/2000	44,503	45,608
02/29/2000	48,014	44,744
03/31/2000	50,280	49,121
04/30/2000	48,043	47,643
05/31/2000	47,322	46,665
06/30/2000	49,295	47,816
07/31/2000	48,719	47,068
08/31/2000	54,321	49,991
09/30/2000	53,599	47,352
10/31/2000	52,184	47,152
11/30/2000	49,141	43,435
12/31/2000	51,825	43,647
01/31/2001	49,062	45,195
02/28/2001	46,511	41,074
03/31/2001	43,906	38,472
04/30/2001	46,378	41,462
05/31/2001	46,652	41,740
06/30/2001	44,609	40,724
07/31/2001	43,449	40,323
08/31/2001	41,633	37,799
09/30/2001	39,143	34,747
10/31/2001	39,069	35,409
11/30/2001	41,053	38,126
12/31/2001	41,714	38,460
01/31/2002	41,184	37,898
02/28/2002	40,007	37,168
03/31/2002	41,463	38,566
04/30/2002	40,107	36,227
05/31/2002	39,481	35,960
06/30/2002	37,152	33,399
07/31/2002	33,745	30,796
08/31/2002	33,850	30,999
09/30/2002	31,203	27,630
10/31/2002	32,757	30,062
11/30/2002	33,186	31,830
12/31/2002	31,745	29,960
01/31/2003	31,396	29,175
02/28/2003	30,997	28,737
03/31/2003	31,621	29,016
04/30/2003	33,369	31,407
05/31/2003	35,191	33,061
06/30/2003	35,466	33,483
07/31/2003	36,264	34,073
08/31/2003	37,188	34,738
09/30/2003	36,638	34,369
10/31/2003	38,935	36,313
11/30/2003	39,258	36,633
12/31/2003	40,055	38,554
01/31/2004	40,528	39,262
02/29/2004	41,253	39,807
03/31/2004	41,253	39,207
04/30/2004	39,257	38,591
05/31/2004	39,904	39,121
06/30/2004	41,026	39,881

6  PIMCO Funds Annual Report  |  06.30.04

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Class R Shares returned 22.64% for the year ended June 30, 2004, compared to a 29.40% return for the Russell Mid-Cap Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	While the Fund delivered positive absolute performance, it trailed its benchmark index for the fiscal year. This relative performance was primarily due to the fact that the Fund’s investment style—growth at a reasonable price—was out of favor over the period.

•	Relative performance was also hurt by the Fund’s underweight in financial services, which had strong returns for most of the period. Despite an underweighting, performance benefited from select holdings, including Bear Stearns and Legg Mason.

•	The Fund’s overweighting in consumer discretionary also aided performance, as the economic recovery helped many consumer cyclical stocks. The Fund’s top performers in this category included Nordstrom, a high-end retailer, and Chico’s, a women’s apparel retailer.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (8/26/91)
PIMCO CCM Mid-Cap Fund Class R	22.64%	4.84%	12.01%	11.55%
Russell Mid-Cap Index	29.40%	6.51%	13.49%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,064.20	$1,025.00
Expenses Paid During Period	$7.44	$7.30

Expenses are equal to the expense ratio of 1.45% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	CCM Mid-Cap Fund Share Class R	Russell Mid-Cap Index
08/31/1991	10,000	10,000
09/30/1991	9,944	9,942
10/31/1991	10,302	10,145
11/30/1991	10,005	9,726
12/31/1991	11,304	10,816
01/31/1992	11,310	11,019
02/29/1992	11,414	11,272
03/31/1992	11,066	10,984
04/30/1992	10,986	11,070
05/31/1992	10,989	11,142
06/30/1992	10,691	10,961
07/31/1992	10,978	11,419
08/31/1992	10,650	11,156
09/30/1992	10,994	11,388
10/31/1992	11,347	11,666
11/30/1992	12,023	12,254
12/31/1992	12,250	12,583
01/31/1993	12,696	12,835
02/28/1993	12,297	12,849
03/31/1993	12,792	13,267
04/30/1993	12,433	12,916
05/31/1993	12,958	13,326
06/30/1993	13,352	13,476
07/31/1993	13,180	13,541
08/31/1993	13,824	14,143
09/30/1993	14,187	14,198
10/31/1993	14,033	14,209
11/30/1993	13,633	13,880
12/31/1993	14,079	14,383
01/31/1994	14,362	14,779
02/28/1994	14,333	14,578
03/31/1994	13,802	13,957
04/30/1994	13,843	14,053
05/31/1994	13,583	14,072
06/30/1994	13,122	13,656
07/31/1994	13,411	14,124
08/31/1994	14,104	14,794
09/30/1994	13,735	14,432
10/31/1994	14,003	14,543
11/30/1994	13,332	13,901
12/31/1994	13,641	14,082
01/31/1995	13,502	14,371
02/28/1995	14,316	15,115
03/31/1995	14,767	15,547
04/30/1995	15,092	15,782
05/31/1995	15,602	16,300
06/30/1995	16,512	16,848
07/31/1995	18,059	17,666
08/31/1995	18,187	17,937
09/30/1995	18,436	18,342
10/31/1995	18,141	17,932
11/30/1995	18,481	18,824
12/31/1995	18,592	18,933
01/31/1996	18,949	19,332
02/29/1996	19,398	19,786
03/31/1996	19,628	20,073
04/30/1996	20,027	20,641
05/31/1996	20,353	20,953
06/30/1996	19,928	20,638
07/31/1996	18,961	19,361
08/31/1996	19,983	20,283
09/30/1996	21,374	21,285
10/31/1996	21,505	21,455
11/30/1996	22,799	22,762
12/31/1996	22,767	22,530
01/31/1997	23,687	23,373
02/28/1997	23,277	23,338
03/31/1997	22,598	22,346
04/30/1997	23,068	22,902
05/31/1997	24,648	24,573
06/30/1997	25,831	25,377
07/31/1997	28,210	27,494
08/31/1997	28,154	27,194
09/30/1997	30,122	28,747
10/31/1997	29,468	27,628
11/30/1997	29,654	28,286
12/31/1997	30,327	29,067
01/31/1998	29,769	28,520
02/28/1998	31,501	30,750
03/31/1998	32,449	32,208
04/30/1998	32,900	32,289
05/31/1998	31,762	31,291
06/30/1998	32,346	31,724
07/31/1998	31,399	30,211
08/31/1998	25,785	25,377
09/30/1998	27,633	27,019
10/31/1998	28,380	28,862
11/30/1998	29,929	30,227
12/31/1998	32,485	31,998
01/31/1999	31,059	31,944
02/28/1999	29,369	30,880
03/31/1999	29,493	31,847
04/30/1999	30,988	34,200
05/31/1999	30,898	34,101
06/30/1999	32,211	35,305
07/31/1999	31,309	34,334
08/31/1999	30,226	33,445
09/30/1999	29,649	32,267
10/31/1999	30,651	33,797
11/30/1999	32,404	34,770
12/31/1999	36,432	37,830
01/31/2000	35,539	36,578
02/29/2000	43,265	39,391
03/31/2000	45,031	41,648
04/30/2000	42,216	39,678
05/31/2000	41,279	38,626
06/30/2000	43,124	39,770
07/31/2000	42,132	39,324
08/31/2000	45,861	43,091
09/30/2000	46,462	42,475
10/31/2000	45,607	41,821
11/30/2000	42,542	38,057
12/31/2000	46,439	40,953
01/31/2001	44,294	41,613
02/28/2001	42,858	39,079
03/31/2001	40,758	36,656
04/30/2001	42,140	39,790
05/31/2001	42,321	40,530
06/30/2001	40,510	40,149
07/31/2001	38,566	39,001
08/31/2001	37,139	37,499
09/30/2001	34,728	32,977
10/31/2001	34,687	34,283
11/30/2001	36,084	37,155
12/31/2001	37,163	38,649
01/31/2002	36,242	38,417
02/28/2002	35,821	38,010
03/31/2002	37,340	40,291
04/30/2002	37,374	39,509
05/31/2002	36,682	39,062
06/30/2002	34,283	36,445
07/31/2002	30,996	32,888
08/31/2002	31,222	33,069
09/30/2002	29,611	30,017
10/31/2002	30,330	31,533
11/30/2002	30,540	33,721
12/31/2002	29,480	32,392
01/31/2003	29,044	31,738
02/28/2003	28,666	31,319
03/31/2003	28,835	31,629
04/30/2003	30,349	33,926
05/31/2003	32,713	37,030
06/30/2003	33,263	37,404
07/31/2003	33,905	38,638
08/31/2003	35,268	40,315
09/30/2003	34,531	39,811
10/31/2003	37,369	42,849
11/30/2003	38,221	44,053
12/31/2003	38,336	45,374
01/31/2004	39,528	46,695
02/29/2004	40,378	47,699
03/31/2004	40,701	47,708
04/30/2004	38,580	45,957
05/31/2004	39,680	47,097
06/30/2004	40,795	48,401

PIMCO Funds Annual Report  |  06.30.04  7

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, represent the “best of the best” globally.

•	The Fund’s Class R Shares generated a 30.14% total return for the 12-month period ended June 30, 2004. This compared favorably to the MSCI All-Country World Free Index, which rose 26.66%.

•	Improvement in the global economy and a generally favorable corporate earnings environment propelled stock prices higher worldwide. Companies in economically sensitive groups, such as basic materials and industrials, did especially well. In dollar terms, international equities outperformed U.S. stocks.

•	The Fund’s holdings in most countries and sectors of investment posted strong gains. Compared to the benchmark, stock selection in the United States, Japan and Canada drove outperformance. Issue selection in the United Kingdom, South Korea and Taiwan modestly detracted from relative results.

•	From a sector perspective, stock selection in technology and financial services had the largest positive impact on the Fund’s performance versus the index. An overweight in technology, a sector that outperformed the broad market, was another plus. Issue selection among energy and utilities companies negatively affected relative performance.

•	The Fund’s top-performing stocks included Yahoo! Inc., a U.S.-based Internet company; Silicon Laboratories Inc., a U.S.-based manufacturer of specialized integrated circuits; and Mitsubishi Tokyo Financial Group, a Japanese bank. The stock price of Yahoo! benefited from growth in online advertising. Silicon Laboratories continued to report strong operating results and is diversifying its product portfolio and customer base. Shares of Mitsubishi Tokyo Financial advanced amid a decline in the company’s non-performing loans.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Global Fund Class R	30.14%	—	—	24.19%
MSCI All-Country World Free Index	26.66%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	23.61%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,063.80	$1,025.00
Expenses Paid During Period	$9.29	$9.11

Expenses are equal to the expense ratio of 1.81% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NACM Global Fund Share Class R	MSCI All-Country World Free Index
07/31/2002	10,000	10,000
08/31/2002	10,116	10,026
09/30/2002	9,370	8,926
10/31/2002	10,001	9,583
11/30/2002	10,594	10,107
12/31/2002	9,765	9,625
01/31/2003	9,539	9,344
02/28/2003	9,295	9,181
03/31/2003	9,304	9,146
04/30/2003	9,999	9,962
05/31/2003	10,741	10,542
06/30/2003	10,985	10,745
07/31/2003	11,473	10,983
08/31/2003	12,121	11,243
09/30/2003	12,064	11,315
10/31/2003	12,787	12,002
11/30/2003	12,862	12,186
12/31/2003	13,438	12,959
01/31/2004	13,821	13,180
02/29/2004	14,174	13,424
03/31/2004	14,365	13,353
04/30/2004	13,760	13,278
05/31/2004	13,851	13,309
06/30/2004	14,294	13,609

8  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	PIMCO NFJ Dividend Value seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Class R Shares rose 22.17% for the 12-month period ended June 30, 2004, outperforming both the benchmark index and the average for the Fund’s Lipper category. The S&P 500 Index rose 19.11% and the Lipper Equity Income Fund Average rose 18.27% over the same period.

•	Stocks in general did well over the reporting period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund’s overweighting in consumer discretionary stocks contributed to absolute and relative performance. Stocks in this sector benefited from the economy’s continued recovery. Apparel maker VF Corp. is one example of a security in this sector that aided the Fund’s overall performance.

•	Overweighting in the energy sector also supported the Fund’s strong performance. Increased global demand for energy drove commodity prices higher over the period. ChevronTexaco and Occidental Petroleum were two Fund holdings that realized double-digit returns during the reporting period.

•	The Fund’s exposure in telecommunications detracted from absolute and relative performance for the year.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Dividend Value Fund Class R	22.17%	—	—	10.83%
S&P 500 Index	19.11%	—	—	—
Lipper Equity Income Fund Average	18.27%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,041.80	$1,025.00
Expenses Paid During Period	$7.36	$7.30

Expenses are equal to the expense ratio of 1.45% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NFJ Dividend Value Fund Share Class R	S&P 500 Index
05/31/2000	10,000	10,000
06/30/2000	9,263	10,246
07/31/2000	9,445	10,086
08/31/2000	9,963	10,713
09/30/2000	10,019	10,147
10/31/2000	9,966	10,104
11/30/2000	9,846	9,308
12/31/2000	10,607	9,353
01/31/2001	10,845	9,685
02/28/2001	11,151	8,802
03/31/2001	10,981	8,244
04/30/2001	11,797	8,885
05/31/2001	12,298	8,945
06/30/2001	12,285	8,727
07/31/2001	12,473	8,641
08/31/2001	12,230	8,100
09/30/2001	11,266	7,446
10/31/2001	11,150	7,588
11/30/2001	11,843	8,170
12/31/2001	12,256	8,242
01/31/2002	12,302	8,121
02/28/2002	12,565	7,965
03/31/2002	13,089	8,264
04/30/2002	13,114	7,763
05/31/2002	13,236	7,706
06/30/2002	12,311	7,157
07/31/2002	11,219	6,599
08/31/2002	11,602	6,643
09/30/2002	10,190	5,921
10/31/2002	10,760	6,442
11/30/2002	11,722	6,821
12/31/2002	11,361	6,420
01/31/2003	11,024	6,252
02/28/2003	10,640	6,158
03/31/2003	10,513	6,218
04/30/2003	11,223	6,730
05/31/2003	12,224	7,085
06/30/2003	12,334	7,175
07/31/2003	12,581	7,302
08/31/2003	12,828	7,444
09/30/2003	12,729	7,365
10/31/2003	13,554	7,782
11/30/2003	13,695	7,850
12/31/2003	14,464	8,262
01/31/2004	14,691	8,413
02/29/2004	14,943	8,530
03/31/2004	14,857	8,402
04/30/2004	14,654	8,270
05/31/2004	14,774	8,383
06/30/2004	15,071	8,546

PIMCO Funds Annual Report  |  06.30.04  9

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

•	The Fund’s Class R Shares gained 28.62% for the one-year period ending June 30, 2004, underperforming the benchmark index, the Russell 2000 Index, which returned 33.35%. The Lipper Small-Cap Value Fund Average rose 34.14% for the same period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Small-cap value stocks (as measured by the Russell 2000 Value Index) outperformed small-cap growth stocks (Russell 2000 Growth Index) over the 12 months, gaining 35.18% and 31.56% respectively. Within small-caps, investors favored lower quality, higher beta stocks for most of the reporting period.

•	While the Fund’s absolute performance was strong, its high quality focus caused it to underperform its benchmark for the fiscal year. The Fund’s exposure to the consumer discretionary sector also proved disappointing.

•	Overweighting in industrials, relative to the benchmark, contributed to the Fund’s performance. Stocks such as Precision Castparts, McGrath RentCorp. and Curtiss-Wright all benefited from the continued economic recovery.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund Class R	28.62%	12.95%	13.93%	13.34%
Russell 2000 Index	33.35%	6.63%	10.93%	—
Lipper Small-Cap Value Fund Average	34.14%	12.92%	14.26%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,087.30	$1,025.00
Expenses Paid During Period	$8.30	$8.06

Expenses are equal to the expense ratio of 1.60% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	NFJ Small-Cap Value Fund Share Class R	Russell 2000 Index
09/30/1991	10,000	10,000
10/31/1991	10,109	10,264
11/30/1991	9,872	9,789
12/31/1991	10,596	10,573
01/31/1992	11,311	11,430
02/29/1992	11,687	11,764
03/31/1992	11,578	11,366
04/30/1992	11,335	10,967
05/31/1992	11,338	11,113
06/30/1992	10,969	10,590
07/31/1992	11,296	10,958
08/31/1992	11,117	10,649
09/30/1992	11,222	10,894
10/31/1992	11,419	11,238
11/30/1992	12,223	12,098
12/31/1992	12,488	12,519
01/31/1993	13,034	12,943
02/28/1993	12,964	12,644
03/31/1993	13,289	13,054
04/30/1993	12,932	12,696
05/31/1993	13,144	13,257
06/30/1993	13,167	13,339
07/31/1993	13,206	13,524
08/31/1993	13,637	14,108
09/30/1993	13,755	14,506
10/31/1993	14,008	14,879
11/30/1993	13,747	14,394
12/31/1993	14,112	14,886
01/31/1994	14,631	15,353
02/28/1994	14,600	15,297
03/31/1994	13,939	14,491
04/30/1994	13,978	14,577
05/31/1994	13,637	14,413
06/30/1994	13,384	13,927
07/31/1994	13,585	14,156
08/31/1994	14,122	14,944
09/30/1994	13,769	14,894
10/31/1994	13,504	14,834
11/30/1994	13,183	14,234
12/31/1994	13,490	14,615
01/31/1995	13,555	14,431
02/28/1995	14,154	15,031
03/31/1995	14,230	15,289
04/30/1995	14,553	15,629
05/31/1995	14,898	15,897
06/30/1995	15,365	16,722
07/31/1995	16,119	17,685
08/31/1995	16,427	18,051
09/30/1995	16,734	18,374
10/31/1995	16,070	17,552
11/30/1995	16,722	18,289
12/31/1995	16,803	18,772
01/31/1996	16,713	18,751
02/29/1996	17,068	19,336
03/31/1996	17,578	19,729
04/30/1996	18,167	20,784
05/31/1996	18,743	21,603
06/30/1996	18,604	20,716
07/31/1996	17,570	18,907
08/31/1996	18,397	20,005
09/30/1996	18,949	20,787
10/31/1996	19,304	20,466
11/30/1996	20,572	21,309
12/31/1996	21,302	21,868
01/31/1997	21,986	22,305
02/28/1997	22,067	21,764
03/31/1997	21,218	20,737
04/30/1997	21,421	20,795
05/31/1997	23,249	23,108
06/30/1997	24,379	24,099
07/31/1997	25,615	25,220
08/31/1997	26,293	25,798
09/30/1997	28,205	27,686
10/31/1997	27,708	26,471
11/30/1997	28,016	26,298
12/31/1997	28,557	26,759
01/31/1998	28,054	26,336
02/28/1998	29,802	28,285
03/31/1998	30,961	29,450
04/30/1998	30,847	29,613
05/31/1998	29,421	28,017
06/30/1998	28,501	28,076
07/31/1998	26,420	25,802
08/31/1998	22,520	20,791
09/30/1998	23,151	22,419
10/31/1998	24,054	23,333
11/30/1998	24,874	24,556
12/31/1998	25,747	26,076
01/31/1999	24,725	26,423
02/28/1999	23,452	24,283
03/31/1999	23,102	24,662
04/30/1999	25,066	26,871
05/31/1999	25,903	27,264
06/30/1999	26,841	28,496
07/31/1999	26,489	27,715
08/31/1999	25,520	26,690
09/30/1999	24,402	26,695
10/31/1999	24,253	26,802
11/30/1999	24,054	28,402
12/31/1999	23,920	31,617
01/31/2000	22,657	31,108
02/29/2000	22,199	36,244
03/31/2000	23,395	33,855
04/30/2000	24,114	31,817
05/31/2000	24,490	29,962
06/30/2000	24,269	32,575
07/31/2000	24,917	31,526
08/31/2000	26,041	33,931
09/30/2000	26,382	32,934
10/31/2000	26,520	31,465
11/30/2000	26,045	28,234
12/31/2000	28,881	30,659
01/31/2001	29,626	32,256
02/28/2001	30,198	30,140
03/31/2001	30,074	28,666
04/30/2001	31,199	30,908
05/31/2001	32,460	31,668
06/30/2001	33,323	32,761
07/31/2001	32,853	30,989
08/31/2001	33,040	29,988
09/30/2001	29,892	25,951
10/31/2001	30,666	27,469
11/30/2001	32,165	29,596
12/31/2001	34,144	31,422
01/31/2002	34,089	31,095
02/28/2002	34,692	30,243
03/31/2002	37,565	32,674
04/30/2002	38,635	32,972
05/31/2002	38,145	31,508
06/30/2002	37,794	29,945
07/31/2002	34,139	25,423
08/31/2002	34,894	25,360
09/30/2002	33,456	23,539
10/31/2002	34,038	24,294
11/30/2002	34,950	26,462
12/31/2002	34,961	24,988
01/31/2003	34,209	24,295
02/28/2003	33,422	23,562
03/31/2003	33,319	23,866
04/30/2003	35,468	26,128
05/31/2003	38,124	28,932
06/30/2003	38,368	29,455
07/31/2003	39,558	31,299
08/31/2003	40,555	32,733
09/30/2003	39,752	32,127
10/31/2003	42,093	34,826
11/30/2003	43,230	36,062
12/31/2003	45,391	36,794
01/31/2004	46,140	38,391
02/29/2004	47,496	38,737
03/31/2004	48,104	39,097
04/30/2004	46,300	37,103
05/31/2004	46,856	37,693
06/30/2004	49,354	39,280

10  PIMCO Funds Annual Report  |  06.30.04

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Class R Shares returned 17.53% for the year ended June 30, 2004, compared to a 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	While the Fund delivered solid absolute performance over the period, it lagged its benchmark index. A large underweight in technology contributed to this relative performance. Technology performed particularly well in 2003 and into early 2004, riding the speculative wave. Overall, the sector outperformed the broad market for the one-year period.

•	Relative performance was also hindered by an underweight to consumer discretionary stocks. These stocks were helped by the economic recovery. The Fund also saw disappointing results from holdings in this sector, including media companies Clear Channel Communications and Viacom.

•	Overweighting in the financial and basic materials sectors benefited the Fund’s relative performance. Strong stock selection in this area made a further contribution. Names that meaningfully helped performance include Countrywide Financial, Vornado Realty, Freeport McMoRan, Caterpillar, and Tyco International.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Fund Class R	17.53%	3.76%	—	12.61%
S&P 500 Index	19.11%	–2.20%	—	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,005.40	$1,025.00
Expenses Paid During Period	$7.98	$8.06

Expenses are equal to the expense ratio of 1.60% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Growth & Income Fund Share Class R	S&P 500 Index
12/31/1994	10,000	10,000
01/31/1995	9,814	10,259
02/28/1995	10,368	10,659
03/31/1995	10,720	10,974
04/30/1995	10,864	11,297
05/31/1995	10,836	11,748
06/30/1995	11,657	12,021
07/31/1995	12,356	12,420
08/31/1995	12,349	12,451
09/30/1995	12,680	12,977
10/31/1995	12,856	12,930
11/30/1995	12,997	13,498
12/31/1995	13,074	13,758
01/31/1996	12,973	14,226
02/29/1996	13,385	14,358
03/31/1996	13,876	14,496
04/30/1996	14,632	14,710
05/31/1996	15,307	15,089
06/30/1996	14,930	15,147
07/31/1996	13,251	14,478
08/31/1996	14,026	14,783
09/30/1996	14,953	15,615
10/31/1996	14,944	16,046
11/30/1996	15,666	17,258
12/31/1996	15,224	16,917
01/31/1997	15,586	17,974
02/28/1997	14,916	18,114
03/31/1997	14,291	17,370
04/30/1997	14,653	18,407
05/31/1997	15,860	19,528
06/30/1997	16,244	20,403
07/31/1997	17,576	22,026
08/31/1997	17,889	20,792
09/30/1997	19,010	21,931
10/31/1997	17,727	21,198
11/30/1997	17,739	22,180
12/31/1997	17,562	22,560
01/31/1998	17,223	22,810
02/28/1998	18,694	24,455
03/31/1998	19,632	25,707
04/30/1998	20,321	25,966
05/31/1998	19,531	25,520
06/30/1998	21,027	26,556
07/31/1998	20,423	26,273
08/31/1998	16,994	22,475
09/30/1998	18,566	23,915
10/31/1998	18,694	25,860
11/30/1998	19,799	27,427
12/31/1998	22,644	29,008
01/31/1999	23,396	30,221
02/28/1999	21,852	29,281
03/31/1999	23,482	30,453
04/30/1999	24,703	31,632
05/31/1999	24,071	30,885
06/30/1999	25,713	32,600
07/31/1999	25,340	31,582
08/31/1999	25,550	31,425
09/30/1999	24,400	30,564
10/31/1999	26,103	32,498
11/30/1999	30,071	33,159
12/31/1999	34,134	35,112
01/31/2000	33,700	33,349
02/29/2000	39,072	32,717
03/31/2000	40,901	35,917
04/30/2000	38,610	34,837
05/31/2000	36,467	34,122
06/30/2000	38,119	34,963
07/31/2000	38,478	34,416
08/31/2000	41,856	36,554
09/30/2000	41,948	34,624
10/31/2000	41,071	34,478
11/30/2000	38,936	31,759
12/31/2000	40,583	31,915
01/31/2001	40,956	33,047
02/28/2001	37,393	30,034
03/31/2001	34,985	28,131
04/30/2001	38,060	30,317
05/31/2001	38,631	30,520
06/30/2001	36,665	29,777
07/31/2001	34,978	29,484
08/31/2001	32,260	27,639
09/30/2001	28,560	25,407
10/31/2001	28,740	25,891
11/30/2001	29,869	27,878
12/31/2001	30,383	28,122
01/31/2002	29,845	27,711
02/28/2002	29,827	27,177
03/31/2002	30,842	28,199
04/30/2002	30,027	26,490
05/31/2002	29,811	26,294
06/30/2002	27,850	24,421
07/31/2002	25,532	22,518
08/31/2002	25,834	22,667
09/30/2002	23,602	20,203
10/31/2002	24,220	21,982
11/30/2002	24,956	23,274
12/31/2002	24,250	21,907
01/31/2003	23,610	21,333
02/28/2003	23,171	21,013
03/31/2003	23,256	21,216
04/30/2003	24,698	22,965
05/31/2003	25,738	24,174
06/30/2003	26,315	24,483
07/31/2003	26,996	24,914
08/31/2003	27,277	25,400
09/30/2003	27,105	25,131
10/31/2003	28,713	26,552
11/30/2003	29,155	26,786
12/31/2003	30,758	28,191
01/31/2004	31,204	28,708
02/29/2004	31,810	29,107
03/31/2004	31,647	28,668
04/30/2004	30,106	28,218
05/31/2004	30,269	28,605
06/30/2004	30,922	29,161

PIMCO Funds Annual Report  |  06.30.04  11

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class R Shares returned 18.93% for the year ended June 30, 2004, slightly trailing the 19.11% return for the S&P 500 Index.

•	The stock market in general continued to deliver solid returns over the fiscal year, with the majority of gains in the last six months of 2003. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	Relative performance was hindered during the period by an underweight to energy. Energy stocks were supported during the period by rising crude oil prices. The Fund’s limited exposure to the sector performed well, including its position in Schlumberger, one of the world’s largest oil services companies.

•	The Fund’s overweight in technology contributed to relative performance, as the technology sector outpaced the broad market for the year. Within technology the Fund saw several holdings post double-digit gains, including Cisco Systems, Intel and Dell.

•	An overweight to healthcare also helped relative performance. Strong holdings in this sector included Stryker, a medical equipment manufacturer, and UnitedHealth, an HMO.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund Class R	18.93%	–6.38%	7.57%	11.75%
S&P 500 Index	19.11%	–2.20%	11.83%	—
Lipper Large-Cap Core Fund Average	16.13%	–3.35%	9.58%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,038.80	$1,025.00
Expenses Paid During Period	$7.60	$7.55

Expenses are equal to the expense ratio of 1.50% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Growth Fund Share Class R	S&P 500 Index
02/29/1984	10,000	10,000
03/31/1984	10,253	10,180
04/30/1984	10,317	10,251
05/31/1984	9,960	9,708
06/30/1984	10,194	9,912
07/31/1984	10,268	9,763
08/31/1984	11,090	10,866
09/30/1984	11,012	10,877
10/31/1984	11,108	10,910
11/30/1984	11,028	10,801
12/31/1984	11,249	11,082
01/31/1985	12,048	11,947
02/28/1985	12,146	12,095
03/31/1985	12,192	12,104
04/30/1985	12,132	12,093
05/31/1985	12,780	12,790
06/30/1985	13,143	12,976
07/31/1985	13,157	12,958
08/31/1985	13,088	12,848
09/30/1985	12,708	12,449
10/31/1985	13,228	13,022
11/30/1985	13,954	13,920
12/31/1985	14,740	14,588
01/31/1986	15,083	14,670
02/28/1986	16,299	15,768
03/31/1986	17,057	16,647
04/30/1986	17,074	16,459
05/31/1986	17,801	17,335
06/30/1986	18,114	17,628
07/31/1986	17,707	16,642
08/31/1986	18,713	17,877
09/30/1986	17,588	16,399
10/31/1986	18,436	17,345
11/30/1986	18,756	17,767
12/31/1986	18,228	17,313
01/31/1987	20,674	19,646
02/28/1987	22,020	20,422
03/31/1987	22,440	21,012
04/30/1987	22,393	20,825
05/31/1987	22,608	21,006
06/30/1987	23,582	22,067
07/31/1987	24,405	23,186
08/31/1987	25,106	24,050
09/30/1987	24,990	23,524
10/31/1987	19,318	18,457
11/30/1987	17,992	16,936
12/31/1987	19,693	18,225
01/31/1988	19,470	18,992
02/29/1988	20,683	19,877
03/31/1988	20,400	19,263
04/30/1988	20,575	19,477
05/31/1988	20,750	19,646
06/30/1988	21,981	20,548
07/31/1988	21,574	20,470
08/31/1988	20,446	19,774
09/30/1988	21,388	20,616
10/31/1988	21,534	21,189
11/30/1988	21,142	20,886
12/31/1988	21,622	21,252
01/31/1989	23,046	22,807
02/28/1989	22,606	22,239
03/31/1989	23,569	22,758
04/30/1989	25,273	23,939
05/31/1989	27,149	24,908
06/30/1989	26,801	24,766
07/31/1989	29,103	27,003
08/31/1989	29,982	27,532
09/30/1989	30,567	27,419
10/31/1989	29,631	26,783
11/30/1989	30,230	27,329
12/31/1989	29,837	27,985
01/31/1990	27,647	26,107
02/28/1990	28,333	26,444
03/31/1990	29,038	27,145
04/30/1990	28,867	26,466
05/31/1990	31,924	29,047
06/30/1990	32,467	28,849
07/31/1990	31,879	28,757
08/31/1990	29,523	26,157
09/30/1990	28,233	24,883
10/31/1990	28,176	24,776
11/30/1990	29,602	26,377
12/31/1990	30,046	27,113
01/31/1991	31,503	28,295
02/28/1991	33,850	30,318
03/31/1991	34,808	31,052
04/30/1991	34,467	31,126
05/31/1991	36,353	32,471
06/30/1991	34,542	30,984
07/31/1991	36,881	32,428
08/31/1991	38,717	33,196
09/30/1991	38,284	32,642
10/31/1991	39,547	33,079
11/30/1991	37,993	31,746
12/31/1991	42,795	35,378
01/31/1992	41,777	34,720
02/29/1992	42,069	35,171
03/31/1992	41,131	34,485
04/30/1992	40,888	35,499
05/31/1992	41,518	35,673
06/30/1992	40,219	35,142
07/31/1992	41,465	36,578
08/31/1992	39,890	35,829
09/30/1992	41,098	36,250
10/31/1992	41,748	36,375
11/30/1992	43,593	37,614
12/31/1992	43,863	38,075
01/31/1993	44,960	38,394
02/28/1993	44,016	38,917
03/31/1993	45,010	39,738
04/30/1993	43,003	38,778
05/31/1993	45,205	39,815
06/30/1993	45,589	39,932
07/31/1993	45,625	39,771
08/31/1993	47,154	41,280
09/30/1993	48,210	40,963
10/31/1993	48,061	41,811
11/30/1993	47,229	41,412
12/31/1993	48,141	41,913
01/31/1994	50,413	43,338
02/28/1994	49,480	42,162
03/31/1994	47,244	40,324
04/30/1994	46,582	40,841
05/31/1994	47,388	41,511
06/30/1994	46,208	40,493
07/31/1994	47,331	41,823
08/31/1994	49,674	43,538
09/30/1994	48,651	42,474
10/31/1994	50,431	43,428
11/30/1994	48,026	41,846
12/31/1994	47,978	42,467
01/31/1995	48,304	43,568
02/28/1995	49,734	45,266
03/31/1995	50,828	46,602
04/30/1995	52,475	47,974
05/31/1995	54,101	49,892
06/30/1995	56,255	51,051
07/31/1995	58,195	52,743
08/31/1995	58,696	52,876
09/30/1995	59,964	55,107
10/31/1995	60,150	54,910
11/30/1995	61,659	57,321
12/31/1995	61,382	58,425
01/31/1996	64,144	60,414
02/29/1996	65,305	60,974
03/31/1996	65,384	61,561
04/30/1996	66,194	62,468
05/31/1996	67,684	64,079
06/30/1996	66,777	64,324
07/31/1996	62,884	61,482
08/31/1996	64,481	62,778
09/30/1996	69,349	66,312
10/31/1996	70,466	68,140
11/30/1996	74,524	73,291
12/31/1996	72,423	71,839
01/31/1997	75,892	76,328
02/28/1997	73,790	76,926
03/31/1997	69,805	73,765
04/30/1997	72,737	78,169
05/31/1997	78,025	82,928
06/30/1997	80,186	86,643
07/31/1997	88,646	93,537
08/31/1997	83,061	88,297
09/30/1997	88,419	93,133
10/31/1997	85,872	90,023
11/30/1997	86,593	94,190
12/31/1997	88,585	95,807
01/31/1998	90,543	96,867
02/28/1998	97,397	103,853
03/31/1998	103,961	109,171
04/30/1998	105,926	110,269
05/31/1998	104,475	108,374
06/30/1998	112,687	112,776
07/31/1998	110,647	111,575
08/31/1998	90,620	95,444
09/30/1998	98,649	101,558
10/31/1998	102,625	109,818
11/30/1998	110,363	116,474
12/31/1998	123,551	123,186
01/31/1999	133,077	128,337
02/28/1999	127,487	124,349
03/31/1999	133,645	129,324
04/30/1999	130,224	134,332
05/31/1999	123,426	131,161
06/30/1999	133,263	138,440
07/31/1999	127,626	134,118
08/31/1999	127,881	133,450
09/30/1999	127,242	129,796
10/31/1999	137,599	138,010
11/30/1999	146,819	140,816
12/31/1999	173,466	149,110
01/31/2000	166,198	141,621
02/29/2000	183,250	138,938
03/31/2000	191,771	152,530
04/30/2000	174,512	147,940
05/31/2000	159,887	144,904
06/30/2000	175,700	148,476
07/31/2000	179,408	146,154
08/31/2000	197,510	155,232
09/30/2000	181,689	147,037
10/31/2000	168,153	146,415
11/30/2000	143,939	134,872
12/31/2000	148,286	135,531
01/31/2001	146,077	140,340
02/28/2001	126,985	127,544
03/31/2001	113,283	119,464
04/30/2001	124,872	128,747
05/31/2001	122,387	129,610
06/30/2001	118,348	126,455
07/31/2001	115,141	125,210
08/31/2001	105,930	117,372
09/30/2001	95,877	107,895
10/31/2001	97,727	109,952
11/30/2001	105,536	118,387
12/31/2001	104,839	119,424
01/31/2002	102,931	117,682
02/28/2002	99,843	115,412
03/31/2002	104,216	119,753
04/30/2002	98,120	112,493
05/31/2002	96,147	111,664
06/30/2002	87,600	103,709
07/31/2002	80,496	95,627
08/31/2002	81,413	96,258
09/30/2002	73,068	85,797
10/31/2002	77,949	93,349
11/30/2002	78,760	98,838
12/31/2002	73,987	93,031
01/31/2003	72,145	90,594
02/28/2003	71,027	89,235
03/31/2003	71,865	90,099
04/30/2003	76,392	97,525
05/31/2003	79,242	102,661
06/30/2003	80,581	103,971
07/31/2003	83,095	105,804
08/31/2003	84,267	107,867
09/30/2003	82,590	106,722
10/31/2003	88,734	112,759
11/30/2003	89,737	113,751
12/31/2003	92,250	119,717
01/31/2004	95,940	121,914
02/29/2004	97,005	123,609
03/31/2004	95,889	121,744
04/30/2004	92,197	119,833
05/31/2004	93,931	121,477
06/30/2004	95,828	123,839

12  PIMCO Funds Annual Report  |  06.30.04

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	PIMCO PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ending June 30, 2004, the Fund’s Class R Shares posted a return of 43.28%, outperforming the 30.81% gain by the Russell Mid-Cap Value Index for the same period. The Lipper Mid-Cap Value Fund Average rose 30.90% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Value stocks (as measured by the Russell 1000 Value Index) outperformed growth stocks (Russell 1000 Growth Index) over the 12 months, returning 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to more cyclical technology stocks, such as semiconductors. Examples of stocks in this category included Micron Technology and Teradyne, both of which posted double-digit gains for the period.

•	The Fund’s performance was also helped by an overweighting in basic materials. The improving economy led to increased demand for materials, supporting stocks in this sector. Two names in particular contributed to performance: chemical manufacturer Eastman Chemical and crop nutrient producer IMC Global.

•	The Fund’s underweighting in consumer discretionary stocks detracted from performance during the period.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (4/18/88)
PIMCO PEA Renaissance Fund Class R	43.28%	14.91%	18.60%	14.55%
Russell Mid-Cap Value Index	30.81%	8.62%	14.18%	—
Lipper Mid-Cap Value Fund Average	30.90%	10.14%	12.94%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,070.20	$1,025.00
Expenses Paid During Period	$8.24	$8.06

Expenses are equal to the expense ratio of 1.60% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Renaissance Fund Share Class R	Russell Mid-Cap Value Index
04/30/1988	10,000	10,000
05/31/1988	10,003	10,071
06/30/1988	10,226	10,718
07/31/1988	10,199	10,641
08/31/1988	10,052	10,524
09/30/1988	10,197	10,842
10/31/1988	10,313	10,967
11/30/1988	10,255	10,705
12/31/1988	10,590	10,885
01/31/1989	10,906	11,543
02/28/1989	10,847	11,567
03/31/1989	10,944	11,794
04/30/1989	11,232	12,285
05/31/1989	11,552	12,763
06/30/1989	11,630	12,810
07/31/1989	11,858	13,626
08/31/1989	12,214	14,032
09/30/1989	12,067	13,817
10/31/1989	11,844	13,111
11/30/1989	11,826	13,198
12/31/1989	11,821	13,355
01/31/1990	11,240	12,407
02/28/1990	11,243	12,656
03/31/1990	11,524	12,801
04/30/1990	11,173	12,104
05/31/1990	11,864	13,084
06/30/1990	11,807	12,804
07/31/1990	11,486	12,443
08/31/1990	10,696	11,180
09/30/1990	9,933	10,303
10/31/1990	9,523	9,885
11/30/1990	9,843	10,762
12/31/1990	10,034	11,208
01/31/1991	10,347	11,908
02/28/1991	10,969	12,858
03/31/1991	11,228	13,288
04/30/1991	11,343	13,520
05/31/1991	11,934	14,132
06/30/1991	11,512	13,568
07/31/1991	11,932	14,220
08/31/1991	12,415	14,633
09/30/1991	12,611	14,502
10/31/1991	12,870	14,781
11/30/1991	12,467	14,088
12/31/1991	13,422	15,457
01/31/1992	13,658	15,854
02/29/1992	13,921	16,446
03/31/1992	13,648	16,196
04/30/1992	13,665	16,609
05/31/1992	13,799	16,763
06/30/1992	13,641	16,634
07/31/1992	13,958	17,301
08/31/1992	13,767	16,796
09/30/1992	13,909	17,132
10/31/1992	13,874	17,490
11/30/1992	14,235	18,226
12/31/1992	14,524	18,808
01/31/1993	14,742	19,283
02/28/1993	14,614	19,700
03/31/1993	15,172	20,383
04/30/1993	15,043	20,025
05/31/1993	15,395	20,475
06/30/1993	15,703	20,901
07/31/1993	16,058	21,131
08/31/1993	17,085	21,852
09/30/1993	17,369	21,795
10/31/1993	17,619	21,549
11/30/1993	17,165	21,051
12/31/1993	17,679	21,745
01/31/1994	18,183	22,378
02/28/1994	17,981	21,980
03/31/1994	16,993	21,129
04/30/1994	16,874	21,440
05/31/1994	16,796	21,468
06/30/1994	16,403	21,073
07/31/1994	16,800	21,916
08/31/1994	17,589	22,729
09/30/1994	17,561	22,017
10/31/1994	17,510	21,997
11/30/1994	16,784	21,027
12/31/1994	16,853	21,282
01/31/1995	16,886	21,882
02/28/1995	17,261	22,987
03/31/1995	17,729	23,419
04/30/1995	18,048	23,916
05/31/1995	18,082	24,877
06/30/1995	18,538	25,449
07/31/1995	19,448	26,337
08/31/1995	19,670	26,854
09/30/1995	20,301	27,469
10/31/1995	20,352	26,933
11/30/1995	21,325	28,406
12/31/1995	21,591	28,716
01/31/1996	22,317	29,414
02/29/1996	22,614	29,693
03/31/1996	22,788	30,320
04/30/1996	23,164	30,577
05/31/1996	23,694	30,868
06/30/1996	23,751	30,902
07/31/1996	22,727	29,431
08/31/1996	23,612	30,664
09/30/1996	24,766	31,789
10/31/1996	25,608	32,625
11/30/1996	26,914	34,674
12/31/1996	26,965	34,529
01/31/1997	27,933	35,613
02/28/1997	27,783	36,215
03/31/1997	27,074	35,114
04/30/1997	28,203	35,999
05/31/1997	29,938	38,119
06/30/1997	31,512	39,533
07/31/1997	34,282	42,466
08/31/1997	33,439	41,970
09/30/1997	35,870	44,572
10/31/1997	34,206	43,217
11/30/1997	35,536	44,673
12/31/1997	36,513	46,384
01/31/1998	36,524	45,484
02/28/1998	39,286	48,523
03/31/1998	40,794	51,022
04/30/1998	41,675	50,736
05/31/1998	40,800	49,549
06/30/1998	41,118	49,707
07/31/1998	40,243	47,187
08/31/1998	33,096	40,553
09/30/1998	34,257	42,921
10/31/1998	35,723	45,702
11/30/1998	37,970	47,306
12/31/1998	40,587	48,744
01/31/1999	43,135	47,609
02/28/1999	41,013	46,561
03/31/1999	42,834	47,227
04/30/1999	45,010	51,699
05/31/1999	43,642	51,917
06/30/1999	45,038	52,508
07/31/1999	45,254	51,196
08/31/1999	43,811	49,424
09/30/1999	40,503	46,923
10/31/1999	40,240	48,308
11/30/1999	41,664	47,424
12/31/1999	44,423	48,695
01/31/2000	42,495	45,783
02/29/2000	39,796	43,869
03/31/2000	44,787	49,186
04/30/2000	46,399	49,383
05/31/2000	47,916	50,232
06/30/2000	46,397	48,358
07/31/2000	47,594	49,490
08/31/2000	51,288	52,524
09/30/2000	52,442	53,028
10/31/2000	55,405	54,035
11/30/2000	55,615	53,333
12/31/2000	60,949	58,037
01/31/2001	62,716	57,828
02/28/2001	63,281	57,585
03/31/2001	60,148	55,984
04/30/2001	63,186	59,063
05/31/2001	63,963	60,741
06/30/2001	63,950	59,927
07/31/2001	65,376	59,687
08/31/2001	65,605	58,595
09/30/2001	59,891	53,005
10/31/2001	62,622	53,286
11/30/2001	69,479	57,016
12/31/2001	72,508	59,382
01/31/2002	72,494	59,982
02/28/2002	72,073	60,953
03/31/2002	77,760	64,068
04/30/2002	75,730	64,023
05/31/2002	75,465	63,927
06/30/2002	67,209	61,076
07/31/2002	57,000	55,097
08/31/2002	55,587	55,736
09/30/2002	45,809	50,107
10/31/2002	49,327	51,700
11/30/2002	57,234	54,957
12/31/2002	53,411	53,649
01/31/2003	50,009	52,163
02/28/2003	48,073	51,297
03/31/2003	47,492	51,472
04/30/2003	53,176	55,383
05/31/2003	61,025	60,257
06/30/2003	62,996	60,679
07/31/2003	66,745	62,566
08/31/2003	71,577	64,787
09/30/2003	70,611	64,282
10/31/2003	75,603	69,000
11/30/2003	78,196	71,001
12/31/2003	84,342	74,068
01/31/2004	86,780	76,024
02/29/2004	88,246	77,901
03/31/2004	87,708	78,026
04/30/2004	85,270	74,726
05/31/2004	87,239	76,639
06/30/2004	90,258	79,375

PIMCO Funds Annual Report  |  06.30.04  13

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	For the one-year period ended June 30, 2004, the Fund’s Class R Shares delivered a return of 35.04%, outperforming the Russell 1000 Value Index, which gained 21.13%. The Lipper Large-Cap Value Fund Average rose 19.19% for this period.

•	Stocks in general did well over the one-year period, with the majority of gains realized in the last six months of 2003. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (Russell 1000 Growth Index) over the 12 months, gaining 21.13% and 17.89% respectively.

•	The Fund benefited from an overweighting in the technology sector. In particular, the Fund was aided by exposure to cyclical technology stocks such as semiconductors, which benefited from the global economic recovery. Semiconductor holdings such as Micron Technology and Agilent posted double-digit gains for the period.

•	The Fund’s performance was helped by an overweighting in industrials stocks, which also benefited from the economic recovery. As the business environment improved, demand for industrial products grew. In particular, Fund holdings Boeing, Tyco and Honeywell all saw their stock prices increase significantly during the year.

•	The Fund’s underweighting in the energy sector detracted from performance during the period, as energy stocks were supported by high crude oil prices.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Fund Class R	35.04%	10.57%	15.35%	14.40%
Russell 1000 Value Index	21.13%	1.87%	12.64%	—
Lipper Large-Cap Value Fund Average	19.19%	0.52%	10.25%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,098.30	$1,025.00
Expenses Paid During Period	$7.56	$7.30

Expenses are equal to the expense ratio of 1.45% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	PEA Value Fund Share Class R	Russell 1000 Value Index
12/31/1991	10,000	10,000
01/31/1992	10,283	10,016
02/29/1992	10,624	10,261
03/31/1992	10,379	10,112
04/30/1992	10,419	10,548
05/31/1992	10,323	10,600
06/30/1992	10,096	10,534
07/31/1992	10,448	10,941
08/31/1992	10,140	10,606
09/30/1992	10,274	10,753
10/31/1992	10,334	10,763
11/30/1992	10,883	11,116
12/31/1992	11,230	11,381
01/31/1993	11,460	11,712
02/28/1993	11,577	12,124
03/31/1993	11,931	12,481
04/30/1993	11,715	12,321
05/31/1993	11,874	12,569
06/30/1993	11,950	12,846
07/31/1993	11,885	12,990
08/31/1993	12,523	13,459
09/30/1993	12,547	13,480
10/31/1993	12,975	13,471
11/30/1993	12,836	13,193
12/31/1993	12,976	13,444
01/31/1994	13,569	13,952
02/28/1994	13,341	13,475
03/31/1994	12,617	12,974
04/30/1994	12,455	13,223
05/31/1994	12,448	13,375
06/30/1994	12,154	13,055
07/31/1994	12,655	13,461
08/31/1994	13,180	13,848
09/30/1994	12,771	13,388
10/31/1994	12,899	13,575
11/30/1994	12,244	13,026
12/31/1994	12,353	13,176
01/31/1995	12,681	13,582
02/28/1995	13,242	14,119
03/31/1995	13,599	14,429
04/30/1995	13,960	14,885
05/31/1995	14,483	15,511
06/30/1995	14,728	15,721
07/31/1995	15,369	16,269
08/31/1995	15,550	16,498
09/30/1995	15,973	17,095
10/31/1995	16,010	16,925
11/30/1995	16,690	17,783
12/31/1995	17,039	18,229
01/31/1996	17,516	18,797
02/29/1996	17,889	18,940
03/31/1996	18,025	19,262
04/30/1996	18,252	19,336
05/31/1996	18,612	19,577
06/30/1996	18,520	19,593
07/31/1996	17,513	18,853
08/31/1996	18,185	19,392
09/30/1996	18,673	20,163
10/31/1996	18,929	20,942
11/30/1996	20,541	22,461
12/31/1996	20,354	22,174
01/31/1997	21,028	23,249
02/28/1997	21,375	23,591
03/31/1997	20,616	22,742
04/30/1997	21,416	23,698
05/31/1997	22,669	25,023
06/30/1997	23,233	26,096
07/31/1997	24,755	28,059
08/31/1997	24,223	27,060
09/30/1997	25,667	28,695
10/31/1997	24,363	27,894
11/30/1997	24,945	29,127
12/31/1997	25,501	29,978
01/31/1998	25,591	29,555
02/28/1998	27,100	31,544
03/31/1998	28,184	33,475
04/30/1998	27,607	33,698
05/31/1998	27,485	33,200
06/30/1998	27,529	33,625
07/31/1998	26,351	33,034
08/31/1998	22,556	28,118
09/30/1998	23,838	29,732
10/31/1998	25,938	32,036
11/30/1998	27,419	33,529
12/31/1998	27,885	34,669
01/31/1999	27,171	34,947
02/28/1999	26,160	34,454
03/31/1999	26,066	35,167
04/30/1999	28,806	38,452
05/31/1999	29,566	38,029
06/30/1999	30,684	39,132
07/31/1999	30,343	37,985
08/31/1999	30,043	36,576
09/30/1999	29,165	35,296
10/31/1999	29,206	37,329
11/30/1999	28,748	37,037
12/31/1999	28,869	37,215
01/31/2000	27,116	36,002
02/29/2000	24,499	33,327
03/31/2000	28,260	37,393
04/30/2000	28,170	36,959
05/31/2000	29,392	37,347
06/30/2000	28,425	35,641
07/31/2000	29,775	36,086
08/31/2000	31,622	38,092
09/30/2000	32,482	38,443
10/31/2000	34,703	39,389
11/30/2000	35,130	37,927
12/31/2000	37,544	39,827
01/31/2001	37,570	39,979
02/28/2001	37,698	38,867
03/31/2001	37,151	37,495
04/30/2001	39,800	39,333
05/31/2001	40,397	40,218
06/30/2001	40,373	39,325
07/31/2001	41,346	39,242
08/31/2001	39,923	37,669
09/30/2001	37,061	35,017
10/31/2001	37,261	34,716
11/30/2001	41,587	36,733
12/31/2001	43,117	37,599
01/31/2002	43,648	37,310
02/28/2002	43,652	37,370
03/31/2002	46,001	39,137
04/30/2002	43,402	37,795
05/31/2002	43,345	37,984
06/30/2002	38,742	35,803
07/31/2002	34,256	32,474
08/31/2002	34,177	32,721
09/30/2002	27,943	29,082
10/31/2002	30,069	31,237
11/30/2002	34,724	33,205
12/31/2002	32,175	31,764
01/31/2003	31,329	30,995
02/28/2003	29,897	30,168
03/31/2003	29,957	30,219
04/30/2003	32,905	32,878
05/31/2003	36,439	35,002
06/30/2003	37,547	35,440
07/31/2003	38,775	35,968
08/31/2003	40,233	36,529
09/30/2003	39,649	36,171
10/31/2003	42,131	38,384
11/30/2003	43,328	38,906
12/31/2003	46,166	41,303
01/31/2004	48,506	42,030
02/29/2004	49,734	42,929
03/31/2004	49,176	42,552
04/30/2004	48,242	41,513
05/31/2004	48,739	41,937
06/30/2004	50,698	42,927

14  PIMCO Funds Annual Report  |  06.30.04

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class R Shares returned 11.46% for the one-year period ended June 30, 2004. Although positive in absolute terms, this result trailed the Fund’s benchmark, the S&P 500 Index, which returned 19.11% for the same time period.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. Two sector weightings in particular that hurt relative performance were an overweight in pharmaceuticals and an underweight in semiconductors and instruments.

•	On a security level, the Fund’s performance was hindered by stock selection in the software sector. Two examples are Fund holdings Veritas Software Corp. and Oracle Corp., both of which saw moderate stock price declines over the 12-month period.

•	The Fund’s performance benefited during this time from an overweight in Internet software and services, via its holding in Yahoo! Inc., and in hotels, restaurants and leisure. It was also helped by an underweight to telecommunications services. The Fund’s stock picking in biotechnology was another benefit, including its position in Genentech Inc., which appreciated by 56% over the period.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund Class R	11.46%	–3.98%	—	7.77%
S&P 500 Index	19.11%	–2.20%	—	—
Lipper Large-Cap Growth Fund Average	15.56%	–5.36%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,020.10	$1,025.00
Expenses Paid During Period	$7.28	$7.30

Expenses are equal to the expense ratio of 1.45% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Large-Cap Growth Fund Share Class R	S&P 500 Index
12/31/1996	10,000	10,000
01/31/1997	10,634	10,625
02/28/1997	10,558	10,708
03/31/1997	9,903	10,268
04/30/1997	10,466	10,881
05/31/1997	11,268	11,544
06/30/1997	11,839	12,061
07/31/1997	12,969	13,020
08/31/1997	12,154	12,291
09/30/1997	13,163	12,964
10/31/1997	12,856	12,531
11/30/1997	13,058	13,111
12/31/1997	13,109	13,336
01/31/1998	13,499	13,484
02/28/1998	14,433	14,456
03/31/1998	15,208	15,197
04/30/1998	15,595	15,349
05/31/1998	15,117	15,086
06/30/1998	16,027	15,698
07/31/1998	16,059	15,531
08/31/1998	13,361	13,286
09/30/1998	14,541	14,137
10/31/1998	15,541	15,287
11/30/1998	16,644	16,213
12/31/1998	18,762	17,147
01/31/1999	20,180	17,864
02/28/1999	19,437	17,309
03/31/1999	21,132	18,002
04/30/1999	20,784	18,699
05/31/1999	19,971	18,258
06/30/1999	21,467	19,271
07/31/1999	20,956	18,669
08/31/1999	21,222	18,576
09/30/1999	21,025	18,068
10/31/1999	22,412	19,211
11/30/1999	23,786	19,601
12/31/1999	26,990	20,756
01/31/2000	26,437	19,714
02/29/2000	26,960	19,340
03/31/2000	28,880	21,232
04/30/2000	27,407	20,593
05/31/2000	26,190	20,171
06/30/2000	27,898	20,668
07/31/2000	27,516	20,345
08/31/2000	29,134	21,608
09/30/2000	27,665	20,468
10/31/2000	27,115	20,381
11/30/2000	24,609	18,774
12/31/2000	24,558	18,866
01/31/2001	24,776	19,535
02/28/2001	21,828	17,754
03/31/2001	19,839	16,629
04/30/2001	21,555	17,922
05/31/2001	21,499	18,042
06/30/2001	20,545	17,603
07/31/2001	19,967	17,429
08/31/2001	18,552	16,338
09/30/2001	17,528	15,019
10/31/2001	17,908	15,305
11/30/2001	19,111	16,479
12/31/2001	19,022	16,624
01/31/2002	18,388	16,381
02/28/2002	18,002	16,065
03/31/2002	18,411	16,670
04/30/2002	16,914	15,659
05/31/2002	16,659	15,544
06/30/2002	15,771	14,436
07/31/2002	15,040	13,311
08/31/2002	15,161	13,399
09/30/2002	13,714	11,943
10/31/2002	14,943	12,994
11/30/2002	15,208	13,758
12/31/2002	14,554	12,950
01/31/2003	14,165	12,611
02/28/2003	13,906	12,421
03/31/2003	14,237	12,542
04/30/2003	15,044	13,575
05/31/2003	15,592	14,290
06/30/2003	15,721	14,473
07/31/2003	15,894	14,728
08/31/2003	15,994	15,015
09/30/2003	15,879	14,856
10/31/2003	16,470	15,696
11/30/2003	16,513	15,834
12/31/2003	17,176	16,665
01/31/2004	17,422	16,970
02/29/2004	17,392	17,206
03/31/2004	17,262	16,947
04/30/2004	17,046	16,681
05/31/2004	17,234	16,910
06/30/2004	17,522	17,238

PIMCO Funds Annual Report  |  06.30.04  15

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class R Shares had a total return of 21.63% for the one-year period ended June 30, 2004. This compares to the 27.33% return for its benchmark, the Russell Mid-Cap Growth Index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments. In the end, the market as a whole returned 19.11% (S&P 500 Index), trailing the performance of mid-cap stocks.

•	The Fund’s relative underperformance during the fiscal year can be attributed to sector strategy and stock selection. On the sector level, the Fund’s performance was hurt by an overweight in media and energy, as well as an underweight in semiconductors. A capital goods overweight and commercial services and supplies underweight helped relative returns.

•	Specific stocks that hindered performance included Cox Radio, a radio station operator and Emulex Corp., a computer storage device company. Specific stocks that helped performance included medical instruments and supplies company, Cytyc Corp., and AdvancePCS, a healthcare company that merged with Caremark Rx, Inc. during the first quarter of 2004.

•	Despite underperforming the Index, the Fund delivered strong absolute performance for its shareholders. Several factors contributed to this strength, including its exposure to capital goods and healthcare equipment and supplies. The Fund also benefited from its stock picking in the software sector, including Fund holdings Symantec Corp. and Intuit Inc.

Average Annual Total Return  For periods ended 6/30/04

	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund Class R	21.63%	0.62%	10.36%	15.14%
Russell Mid-Cap Growth Index	27.33%	0.49%	10.88%	—
Lipper Mid-Cap Growth Fund Average	22.64%	1.24%	9.73%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,067.50	$1,025.00
Expenses Paid During Period	$7.56	$7.40

Expenses are equal to the expense ratio of 1.47% for Class R, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Change in Value  For periods ended 6/30/04

	RCM Mid-Cap Fund Share Class R	Russell Mid-Cap Growth Index
11/30/1979	10,000	10,000
12/31/1979	10,307	10,388
01/31/1980	10,774	10,965
02/28/1980	10,367	10,721
03/31/1980	9,214	9,305
04/30/1980	9,620	9,906
05/31/1980	10,409	10,676
06/30/1980	10,843	11,194
07/31/1980	12,433	12,135
08/31/1980	13,073	12,452
09/30/1980	13,774	12,867
10/31/1980	14,228	13,003
11/30/1980	15,231	14,034
12/31/1980	14,965	13,764
01/31/1981	14,610	13,442
02/28/1981	13,453	13,680
03/31/1981	16,772	14,750
04/30/1981	17,282	14,819
05/31/1981	18,362	15,181
06/30/1981	17,666	14,903
07/31/1981	17,357	14,718
08/31/1981	16,513	13,879
09/30/1981	15,757	12,987
10/31/1981	17,240	13,883
11/30/1981	17,559	14,445
12/31/1981	17,271	14,093
01/31/1982	16,993	13,575
02/28/1982	16,602	12,998
03/31/1982	16,544	12,870
04/30/1982	17,675	13,484
05/31/1982	17,504	13,005
06/30/1982	17,427	12,655
07/31/1982	17,484	12,357
08/31/1982	18,923	13,843
09/30/1982	19,497	14,236
10/31/1982	21,906	16,140
11/30/1982	23,782	17,124
12/31/1982	24,214	17,371
01/31/1983	25,578	17,984
02/28/1983	27,253	18,606
03/31/1983	28,310	19,261
04/30/1983	30,731	20,465
05/31/1983	32,541	21,320
06/30/1983	33,856	22,096
07/31/1983	32,264	21,402
08/31/1983	31,513	21,268
09/30/1983	32,735	21,863
10/31/1983	31,292	21,015
11/30/1983	32,694	21,914
12/31/1983	32,131	21,509
01/31/1984	30,631	20,898
02/29/1984	29,050	19,767
03/31/1984	29,611	20,096
04/30/1984	29,715	19,874
05/31/1984	28,609	18,754
06/30/1984	29,877	19,339
07/31/1984	29,061	18,772
08/31/1984	31,833	21,117
09/30/1984	31,308	21,216
10/31/1984	31,255	21,299
11/30/1984	30,661	21,209
12/31/1984	31,109	21,816
01/31/1985	34,580	23,886
02/28/1985	35,970	24,314
03/31/1985	35,341	24,175
04/30/1985	34,705	24,105
05/31/1985	36,968	25,474
06/30/1985	37,703	26,093
07/31/1985	38,589	26,059
08/31/1985	38,053	25,950
09/30/1985	36,188	24,678
10/31/1985	37,759	25,957
11/30/1985	40,051	27,750
12/31/1985	41,585	28,799
01/31/1986	42,325	29,352
02/28/1986	45,364	31,941
03/31/1986	46,720	33,857
04/30/1986	47,407	34,226
05/31/1986	49,266	36,376
06/30/1986	48,315	36,940
07/31/1986	44,353	33,999
08/31/1986	45,981	35,543
09/30/1986	42,642	32,596
10/31/1986	45,171	34,565
11/30/1986	45,718	34,890
12/31/1986	45,146	33,854
01/31/1987	51,273	38,556
02/28/1987	55,195	41,429
03/31/1987	56,823	41,988
04/30/1987	56,249	40,896
05/31/1987	57,802	41,162
06/30/1987	60,096	42,846
07/31/1987	62,993	44,795
08/31/1987	65,507	46,645
09/30/1987	63,607	45,614
10/31/1987	45,899	33,084
11/30/1987	43,599	30,781
12/31/1987	49,747	34,789
01/31/1988	49,961	35,140
02/29/1988	54,427	38,022
03/31/1988	55,907	38,193
04/30/1988	56,774	38,407
05/31/1988	55,673	37,727
06/30/1988	59,787	40,579
07/31/1988	58,472	39,045
08/31/1988	57,010	37,558
09/30/1988	59,193	39,045
10/31/1988	58,507	38,811
11/30/1988	57,219	37,875
12/31/1988	59,697	39,284
01/31/1989	62,730	41,598
02/28/1989	62,165	41,257
03/31/1989	63,396	41,765
04/30/1989	67,155	44,145
05/31/1989	70,909	46,489
06/30/1989	68,286	45,866
07/31/1989	73,264	49,462
08/31/1989	76,407	51,376
09/30/1989	76,399	51,361
10/31/1989	73,022	49,219
11/30/1989	73,971	50,386
12/31/1989	75,229	51,661
01/31/1990	68,624	46,872
02/28/1990	71,060	47,837
03/31/1990	73,028	49,842
04/30/1990	71,283	48,461
05/31/1990	78,561	53,443
06/30/1990	79,284	54,105
07/31/1990	76,858	52,379
08/31/1990	69,018	46,288
09/30/1990	64,580	43,154
10/31/1990	63,211	42,347
11/30/1990	68,211	46,878
12/31/1990	71,615	49,006
01/31/1991	77,108	52,682
02/28/1991	83,986	57,318
03/31/1991	87,925	60,316
04/30/1991	87,362	59,779
05/31/1991	92,281	62,804
06/30/1991	87,667	59,381
07/31/1991	92,523	62,374
08/31/1991	95,419	64,326
09/30/1991	95,114	64,249
10/31/1991	97,977	65,688
11/30/1991	94,459	63,520
12/31/1991	105,436	72,051
01/31/1992	107,502	72,692
02/29/1992	108,900	72,852
03/31/1992	104,239	69,858
04/30/1992	102,112	68,524
05/31/1992	102,745	68,661
06/30/1992	97,906	66,622
07/31/1992	101,108	69,593
08/31/1992	98,944	68,681
09/30/1992	101,467	70,185
10/31/1992	105,130	72,298
11/30/1992	109,451	76,867
12/31/1992	112,067	78,343
01/31/1993	112,369	79,267
02/28/1993	108,987	76,826
03/31/1993	111,548	79,054
04/30/1993	108,202	75,805
05/31/1993	112,627	79,383
06/30/1993	112,976	79,057
07/31/1993	111,937	78,804
08/31/1993	117,399	83,383
09/30/1993	119,689	84,383
10/31/1993	120,862	85,742
11/30/1993	117,357	83,744
12/31/1993	123,225	87,102
01/31/1994	127,673	89,341
02/28/1994	126,613	88,573
03/31/1994	119,485	84,401
04/30/1994	120,536	84,198
05/31/1994	119,331	84,325
06/30/1994	116,049	80,699
07/31/1994	117,535	82,934
08/31/1994	125,163	87,877
09/30/1994	123,936	86,427
10/31/1994	125,894	87,922
11/30/1994	121,073	84,045
12/31/1994	123,300	85,221
01/31/1995	123,658	86,244
02/28/1995	128,777	90,832
03/31/1995	133,800	94,438
04/30/1995	134,228	95,231
05/31/1995	136,496	97,574
06/30/1995	143,239	102,014
07/31/1995	153,724	108,430
08/31/1995	155,953	109,623
09/30/1995	160,882	112,068
10/31/1995	157,825	109,232
11/30/1995	162,670	114,115
12/31/1995	164,736	114,172
01/31/1996	167,223	116,193
02/29/1996	175,451	120,585
03/31/1996	178,469	121,538
04/30/1996	185,822	127,408
05/31/1996	188,795	130,007
06/30/1996	180,733	126,081
07/31/1996	164,973	116,297
08/31/1996	173,502	122,589
09/30/1996	184,711	130,373
10/31/1996	184,784	128,848
11/30/1996	193,820	136,437
12/31/1996	194,790	134,145
01/31/1997	199,854	140,074
02/28/1997	190,321	136,992
03/31/1997	178,045	129,252
04/30/1997	181,588	132,419
05/31/1997	205,776	144,284
06/30/1997	211,126	148,280
07/31/1997	226,158	162,471
08/31/1997	223,603	160,879
09/30/1997	238,629	169,019
10/31/1997	224,263	160,551
11/30/1997	223,232	162,237
12/31/1997	227,317	164,362
01/31/1998	224,635	161,404
02/28/1998	248,581	176,576
03/31/1998	262,277	183,974
04/30/1998	267,234	186,476
05/31/1998	251,788	178,812
06/30/1998	260,752	183,872
07/31/1998	245,681	176,003
08/31/1998	192,835	142,404
09/30/1998	200,702	153,170
10/31/1998	220,552	164,443
11/30/1998	234,932	175,543
12/31/1998	259,741	193,729
01/31/1999	265,351	199,541
02/28/1999	251,500	189,783
03/31/1999	269,909	200,354
04/30/1999	284,323	209,490
05/31/1999	281,508	206,788
06/30/1999	301,636	221,222
07/31/1999	296,598	214,187
08/31/1999	292,031	211,959
09/30/1999	290,979	210,158
10/31/1999	318,099	226,403
11/30/1999	349,590	249,858
12/31/1999	413,181	293,134
01/31/2000	411,404	293,075
02/29/2000	536,800	354,679
03/31/2000	528,265	355,034
04/30/2000	473,431	320,560
05/31/2000	443,321	297,191
06/30/2000	511,903	328,723
07/31/2000	477,708	307,915
08/31/2000	566,704	354,349
09/30/2000	555,087	337,021
10/31/2000	498,857	313,969
11/30/2000	377,684	245,743
12/31/2000	415,340	258,694
01/31/2001	425,058	273,466
02/28/2001	358,749	226,156
03/31/2001	311,215	193,793
04/30/2001	362,068	226,098
05/31/2001	354,392	225,036
06/30/2001	345,497	225,148
07/31/2001	324,179	209,973
08/31/2001	301,617	194,750
09/30/2001	259,239	162,558
10/31/2001	281,404	179,643
11/30/2001	304,789	198,990
12/31/2001	310,793	206,552
01/31/2002	295,751	199,839
02/28/2002	280,756	188,508
03/31/2002	299,146	202,891
04/30/2002	281,676	192,158
05/31/2002	275,338	186,432
06/30/2002	248,025	165,850
07/31/2002	224,437	149,729
08/31/2002	219,365	149,205
09/30/2002	206,927	137,358
10/31/2002	224,040	148,004
11/30/2002	236,228	159,592
12/31/2002	227,464	149,953
01/31/2003	226,235	148,483
02/28/2003	222,548	147,192
03/31/2003	226,242	149,929
04/30/2003	234,839	160,140
05/31/2003	253,274	175,545
06/30/2003	255,731	178,055
07/31/2003	260,641	184,412
08/31/2003	271,718	194,573
09/30/2003	261,882	190,798
10/31/2003	276,626	206,177
11/30/2003	286,474	211,702
12/31/2003	291,401	214,010
01/31/2004	299,998	221,072
02/29/2004	306,148	224,786
03/31/2004	307,372	224,359
04/30/2004	299,995	218,032
05/31/2004	307,375	223,178
06/30/2004	311,064	226,726

16  PIMCO Funds Annual Report  |  06.30.04

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 97.2%

Aerospace 1.1%

Boeing Co.	191,200	$9,768

Building 1.0%

D.R. Horton, Inc.	310,000	8,804

Capital Goods 7.0%

3M Co.	99,900	8,992
Caterpillar, Inc.	116,200	9,231
General Electric Co.	272,200	8,819
Illinois Tool Works, Inc.	98,300	9,426
Ingersoll-Rand Co. ‘A’	145,800	9,960
Monsanto Co.	141,100	5,432
Tyco International Ltd.	290,900	9,640

		61,500

Communications 1.0%

Sprint Corp.	517,449	9,107

Consumer Discretionary 11.7%

Clorox Co.	164,800	8,863
Coach, Inc. (a)	194,900	8,808
Harman International Industries, Inc.	105,900	9,637
J.C. Penney Co., Inc.	231,200	8,730
Masco Corp.	303,800	9,472
MGM Mirage, Inc. (a)	211,500	9,928
Nike, Inc. ‘B’	134,200	10,166
Starbucks Corp. (a)	240,100	10,440
The Estee Lauder Cos., Inc. ‘A’	190,600	9,297
The Home Depot, Inc.	244,100	8,592
TJX Cos., Inc.	357,400	8,628

		102,561

Consumer Services 8.2%

Comcast Corp. ‘A’ (a)	300,300	8,417
Knight-Ridder, Inc.	121,300	8,734
Marriott International, Inc. ‘A’	172,100	8,584
Parker Hannifin Corp.	160,700	9,555
Robert Half International, Inc.	304,600	9,068
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	225,200	10,100
Walt Disney Co.	362,700	9,245
Time Warner, Inc. (a)	497,300	8,743

		72,446

Consumer Staples 6.4%

Avon Products, Inc.	199,400	9,200
Coca-Cola Enterprises, Inc.	316,300	9,170
Fortune Brands, Inc.	123,700	9,331
Hershey Foods Corp.	215,600	9,976
Procter & Gamble Co.	191,800	10,442
SYSCO Corp.	228,400	8,193

		56,312

Energy 8.1%

Apache Corp.	257,828	11,228
Burlington Resources, Inc.	253,200	9,161
ConocoPhillips	145,800	11,123
Devon Energy Corp.	133,300	8,798
Kerr-McGee Corp.	203,000	10,915
Occidental Petroleum Corp.	227,000	10,989
XTO Energy, Inc.	307,449	9,159

		71,373

Financial & Business Services 16.3%

ACE Ltd.	207,300	8,765
Allstate Corp.	301,400	14,030
Bank of America Corp.	234,294	19,826
Bank One Corp.	85,700	4,371
Capital One Financial Corp.	169,600	11,597
CIT Group, Inc.	243,700	9,331
Citigroup, Inc.	278,595	12,955
Goldman Sachs Group, Inc.	132,900	12,514
Hartford Financial Services Group, Inc.	163,400	11,232
J.P. Morgan Chase & Co.	224,800	8,715
Merrill Lynch & Co., Inc.	230,300	12,432
Morgan Stanley Dean Witter & Co.	163,500	8,628
Progressive Corp.	101,000	8,615

		143,011

Healthcare 12.0%

Aetna, Inc.	102,800	8,738
Boston Scientific Corp. (a)	212,194	9,082
C.R. Bard, Inc.	161,600	9,155
Caremark Rx, Inc. (a)	262,900	8,660
Gilead Sciences, Inc. (a)	133,400	8,938
ImClone Systems, Inc. (a)	54,400	4,667
Pfizer, Inc.	766,600	26,279
St. Jude Medical, Inc. (a)	123,100	9,312
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	11,930
UnitedHealth Group, Inc.	136,800	8,516

		105,277

Materials & Processing 1.0%

Phelps Dodge Corp. (a)	115,600	8,960

Technology 21.0%

Adobe Systems, Inc.	193,600	9,002
Analog Devices, Inc.	184,600	8,691
Apple Computer, Inc. (a)	329,800	10,732
Applied Materials, Inc. (a)	459,100	9,008
Broadcom Corp. ‘A’ (a)	221,000	10,336
Cisco Systems, Inc. (a)	980,600	23,240
Electronic Arts, Inc. (a)	85,900	4,686
Intel Corp.	495,700	13,681
Lexmark International, Inc. ‘A’ (a)	117,600	11,352
Microsoft Corp.	1,027,200	29,337
Motorola, Inc.	578,600	10,559
QUALCOMM, Inc.	146,800	10,713
Sanmina-SCI Corp. (a)	929,100	8,455
Symantec Corp. (a)	207,600	9,089
Texas Instruments, Inc.	173,600	4,198
Yahoo!, Inc. (a)	321,800	11,691

		184,770

Transportation 2.4%

Norfolk Southern Corp.	362,400	9,611
United Parcel Service, Inc. ‘B’	155,700	11,704

		21,315

Total Common Stocks (Cost $762,069)		855,204

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.8%

Repurchase Agreement 1.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 3.875% due 12/15/2004 valued at $15,903. Repurchase proceeds are $15,590.)	$15,590	15,590

Total Short-Term Instruments (Cost $15,590)		15,590

Total Investments 99.0% (Cost $777,659)		$870,794

Other Assets and Liabilities (Net) 1.0%		8,544

Net Assets 100.0%		$879,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  17

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.1%

Building 2.3%

D.R. Horton, Inc.	268,100	$7,614
Pulte Homes, Inc.	191,200	9,948

		17,562

Capital Goods 7.8%

Brunswick Corp.	193,100	7,878
Carlisle Cos., Inc.	155,200	9,661
Danaher Corp.	164,900	8,550
Harsco Corp.	165,500	7,778
ITT Industries, Inc.	100,100	8,308
Monsanto Co.	217,600	8,378
Paccar, Inc.	139,050	8,063

		58,616

Communications 4.7%

Andrew Corp. (a)	514,800	10,301
Macromedia, Inc. (a)	306,900	7,534
Media General, Inc. ‘A’	130,000	8,349
Nextel Partners, Inc. ‘A’ (a)	583,600	9,291

		35,475

Consumer Discretionary 12.5%

Advance Auto Parts, Inc. (a)	193,000	8,527
Chico’s FAS, Inc. (a)	167,600	7,569
Claire’s Stores, Inc.	406,100	8,812
Coach, Inc. (a)	210,052	9,492
Harman International Industries, Inc.	90,100	8,199
Marvel Enterprises, Inc. (a)	401,800	7,843
MSC Industrial Direct Co. ‘A’	259,500	8,522
Nordstrom, Inc.	211,600	9,016
Owens-Illinois, Inc. (a)	471,800	7,907
PETsMART, Inc.	281,900	9,148
Station Casinos, Inc.	189,600	9,177

		94,212

Consumer Services 5.4%

Bausch & Lomb, Inc.	128,200	8,342
Caesars Entertainment, Inc. (a)	539,500	8,092
GTECH Holdings Corp.	128,300	5,942
Hilton Hotels Corp.	420,900	7,854
Manpower, Inc.	151,600	7,697
Sabre Holdings Corp. ‘A’	100,600	2,768

		40,695

Consumer Staples 6.5%

Archer-Daniels-Midland Co.	541,800	9,091
CDW Corp.	117,100	7,466
Fortune Brands, Inc.	103,100	7,777
Smithfield Foods, Inc. (a)	272,200	8,003
SUPERVALU, Inc.	244,000	7,469
Tyson Foods, Inc. ‘A’	441,900	9,258

		49,064

Energy 8.9%

Apache Corp.	187,518	8,166
EOG Resources, Inc.	142,800	8,527
National-Oilwell, Inc. (a)	282,300	8,890
Newfield Exploration Co. (a)	141,100	7,865
Noble Energy, Inc.	152,300	7,767
Peabody Energy Corp.	157,000	8,790
Pioneer Natural Resources Co.	222,400	7,802
XTO Energy, Inc.	307,207	9,152

		66,959

Environmental Services 1.0%

Republic Services, Inc.	257,600	7,455

Financial & Business Services 14.4%

Bank of Hawaii Corp.	170,100	7,692
Bear Stearns Co., Inc.	110,500	9,316
CIT Group, Inc.	213,000	8,156
Commerce Bancorp., Inc. N.J.	132,200	7,272
Everest Reinsurance Group Ltd.	85,400	6,863
HCC Insurance Holdings, Inc.	241,700	8,075
Instinet Group, Inc. (a)	78,100	412
iStar Financial, Inc.	252,200	10,088
Knight Trading Group, Inc. (a)	738,300	7,398
Legg Mason, Inc.	94,013	8,556
Mercury General Corp.	158,100	7,850
Providian Financial Corp. (a)	614,500	9,015
Sovereign Bancorp., Inc.	381,500	8,431
W.R. Berkley Corp.	200,950	8,631

		107,755

Healthcare 9.8%

Aetna, Inc.	88,900	7,556
C.R. Bard, Inc.	141,700	8,027
Caremark Rx, Inc. (a)	230,900	7,606
Charles River Laboratories International, Inc. (a)	166,700	8,147
Cytyc Corp. (a)	380,700	9,658
DaVita, Inc. (a)	290,500	8,956
ImClone Systems, Inc. (a)	88,200	7,567
Inamed Corp. (a)	123,779	7,779
PacifiCare Health Systems, Inc. (a)	206,700	7,991

		73,287

Materials & Processing 4.6%

Ball Corp.	112,500	8,106
Cabot Corp.	194,400	7,912
Dover Corp.	189,400	7,974
U.S. Steel Corp.	309,500	10,870

		34,862

Technology 20.1%

Advanced Micro Devices, Inc. (a)	516,700	8,216
Apple Computer, Inc. (a)	285,300	9,284
Autodesk, Inc.	233,600	10,000
Avaya, Inc. (a)	576,000	9,095
Broadcom Corp. ‘A’ (a)	187,800	8,783
Electronic Arts, Inc. (a)	74,000	4,037
Getty Images, Inc. (a)	151,900	9,114
Harris Corp.	185,100	9,394
International Rectifier Corp. (a)	187,300	7,758
L-3 Communications Holdings, Inc.	124,700	8,330
Lam Research Corp. (a)	288,500	7,732
NCR Corp. (a)	180,300	8,941
Oneok, Inc.	356,700	7,844
Polycom, Inc. (a)	376,700	8,442
Red Hat, Inc. (a)	392,700	9,020
Rockwell Automation, Inc.	230,600	8,650
Symantec Corp. (a)	173,800	7,609
Tektronix, Inc.	252,300	8,583

		150,832

Utilities 1.1%

PPL Corp.	177,600	8,152

Total Common Stocks (Cost $648,106)		744,926

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 4.2%

Repurchase Agreement 4.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 1.500% due 05/23/2005 valued at $25,504 and Fannie Mae 3.875% due 03/15/2005 valued at $6,394. Repurchase proceeds are $31,266.)	$31,265	31,265

Total Short-Term Instruments (Cost $31,265)		31,265

Total Investments 103.3% (Cost $679,371)		$776,191

Other Assets and Liabilities (Net) (3.3%)		(24,853)

Net Assets 100.0%		$751,338

Notes to Schedule of Investments:

(a)	Non-income producing security.

18 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NACM Global Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 95.5%

Barbados 0.5%

Nabors Industries Ltd. (a)	600	$27

Bermuda 2.6%

Jardine Matheson Holdings	3,200	35
Tyco International Ltd.	3,350	111

		146

Brazil 1.5%

Petroleo Brasileiro S.A. SP - ADR	1,920	48
Telesp Celular Particapacoes S.A. SP - ADR	4,800	38

		86

Canada 3.4%

ATI Technologies, Inc. (a)	3,400	64
Cott Corp. (a)	2,000	65
EnCana Corp.	1,500	65

		194

France 4.1%

Christian Dior S.A.	700	45
JC Decaux S.A.	1,816	39
Societe Generale S.A. (a)	558	48
Societe Television Francaise	1,623	51
Vivendi Universal S.A. (a)	1,746	49

		232

Germany 2.4%

Hypo Real Estate Holdings AG (a)	949	28
SAP AG	380	63
Siemens AG (a)	623	45

		136

Guernsey, C.I. 1.0%

Amdocs Ltd. (a)	2,400	56

Hong Kong 1.3%

Dickson Concepts Ltd.	35,000	36
Sino Land Co., Ltd.	68,400	38

		74

Indonesia 0.6%

PT Telekomunikasi Indonesia Tbk.	42,000	33

Ireland 2.5%

Anglo Irish Bank Corp.	2,300	36
CRH PLC	1,752	37
Elan Corp. PLC (a)	1,444	35
Kerry Group PLC ‘A’	1,642	35

		143

Israel 0.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	500	34

Japan 10.0%

Daiwa Securities Group, Inc.	4,000	29
Dentsu, Inc.	10	26
Fuji Photo Film Co.	1,000	32
Ito-Yokado Co.	1,000	43
Kyocera Corp.	500	43
Mitsubishi Tokyo Financial Group, Inc.	5	47
Mizuho Financial Group, Inc.	16	74
Nissan Motor Co., Ltd.	4,300	48
Nitto Denko Corp.	500	26
NTT DoCoMo, Inc. (a)	22	40
Sekisui House, Ltd.	2,000	22
Tayo Yuden Co., Ltd.	2,000	28
Tokyo Broadcasting System, Inc.	1,500	27
Tokyu Corp.	5,000	26
Yamada Denki Co.	1,500	56

		567

Malaysia 0.1%

UBS Equity Linked Participation Notes (Public Bank Bhd.) (a)(c)	425,000	7

Mexico 0.8%

America Movil S.A. de CV SP - ADR	1,300	47

Netherlands 1.9%

Hagemeyer NV	14,978	32
ING Group NV	3,166	75

		107

South Korea 1.4%

Samsung Electronics Co., Ltd.	185	77

Spain 0.5%

Sogecable S.A. (a)	732	30

Switzerland 3.5%

Actelion Ltd. (a)	403	46
Holcim Ltd.	1,257	69
Swatch Group AG (a)	1,497	40
UBS AG	595	42

		197

Taiwan 2.2%

CSFB Equity Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (a)(d)	9,000	33
CSFB Equity Linked Participation Notes (United Microelectronics Corp.) (a)(d)	8,500,000	63
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(d)	58,000	30

		126

Thailand 0.7%

Bangkok Bank Public Co., Ltd (a)	17,000	39

United Kingdom 4.7%

Aegis Group PLC	23,403	38
Man Group PLC	1,000	26
Pearson PLC	4,165	51
Punch Taverns PLC	6,305	58
Vodafone Group PLC	23,788	52
WPP Group PLC	3,939	40

		265

United States 49.2%

Affiliated Managers Group, Inc. (a)	1,100	55
American Express Co.	1,100	57
American International Group, Inc.	1,300	93
Amgen, Inc. (a)	500	27
Apache Corp.	1,600	70
Aramark Corp. ‘B’	1,900	55
Autoliv, Inc.	490	21
Avery Dennison Corp.	600	38
BJ Services Co. (a)	900	41
Burlington Resources, Inc.	1,800	65
Cisco Systems, Inc. (a)	3,700	88
Citrix Systems, Inc. (a)	2,900	59
Coach, Inc. (a)	1,400	63
ConocoPhillips	500	38
Electronic Arts, Inc. (a)	900	49
Exxon Mobil Corp.	2,700	120
Eyetech Pharmaceuticals, Inc. (a)	800	34
Fossil, Inc. (a)	2,850	78
Gilead Sciences, Inc. (a)	900	60
Halliburton Co.	2,200	67
Ingersoll-Rand Co. ‘A’	800	55
Intel Corp.	3,500	97
ITT Industries, Inc.	600	50
J.P. Morgan Chase & Co.	2,100	81
McDonald’s Corp.	2,600	68
Microsoft Corp.	4,300	123
Morgan Stanley Dean Witter & Co.	1,400	74
Motorola, Inc.	3,400	62
News Corp., Ltd. SP - ADR	1,500	53
Nike, Inc. ‘B’	700	53
Pfizer, Inc.	1,300	45
Praxair, Inc.	1,900	76
Procter & Gamble Co.	1,500	82
QUALCOMM, Inc.	800	58
Quiksilver, Inc. (a)	2,400	57
Rockwell Automation, Inc.	2,000	75
Sierra Health Services, Inc. (a)	1,500	67
Staples, Inc.	1,700	50
Symantec Corp. (a)	1,400	61
Telefonaktiebolaget LM Ericsson SP - ADR	2,200	66
UnitedHealth Group, Inc.	900	56
VERITAS Software Corp. (a)	1,300	36
Walt Disney Co.	2,400	61
Williams Cos., Inc.	5,297	63
Yahoo!, Inc. (a)	1,300	47

		2,794

Total Common Stocks (Cost $5,124)		5,417

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.2%

Repurchase Agreement 3.2%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 0.000% due 09/21/2004 valued at $189. Repurchase proceeds are $183.)	$183	183

Total Short-Term Instruments (Cost $183)		183

Total Investments (b) 98.7% (Cost $5,307)		$5,600

Other Assets and Liabilities (Net) 1.3%		73

Net Assets 100.0%		$5,673

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,893, which represents 33.37% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(d)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  19

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 94.8%

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	97,000	$5,763

Communications 5.7%

Alltel Corp.	113,000	5,720
SBC Communications, Inc.	234,000	5,675
Verizon Communications, Inc.	160,000	5,790

		17,185

Consumer Discretionary 16.8%

General Motors Corp.	245,000	11,415
Limited Brands, Inc.	304,000	5,685
Sears, Roebuck & Co.	147,000	5,551
The May Department Stores Co.	206,000	5,663
The Stanley Works	127,000	5,789
V.F. Corp.	230,000	11,201
Whirlpool Corp.	84,000	5,762

		51,066

Consumer Staples 9.6%

Albertson’s, Inc.	222,000	5,892
Altria Group, Inc.	115,000	5,756
ConAgra Foods, Inc.	206,000	5,578
Kimberly-Clark Corp.	86,000	5,666
R.J. Reynolds Tobacco Holdings, Inc.	93,000	6,286

		29,178

Energy 13.4%

ChevronTexaco Corp.	62,000	5,835
ConocoPhillips	76,002	5,798
Eni S.p.A SP - ADR	57,000	5,719
Kerr-McGee Corp.	105,000	5,646
KeySpan Corp.	157,000	5,762
Marathon Oil Corp.	158,000	5,979
Occidental Petroleum Corp.	120,000	5,809

		40,548

Financial & Business Services 30.3%

Bank of America Corp.	68,000	5,754
Boston Properties, Inc.	115,000	5,759
Deluxe Corp.	134,000	5,829
Duke Realty Corp.	182,000	5,789
Fannie Mae	79,000	5,637
J.P. Morgan Chase & Co.	150,000	5,816
Key Corp.	382,000	11,418
Lincoln National Corp.	124,000	5,859
Morgan Stanley Dean Witter & Co.	110,000	5,805
St. Paul Travelers Co., Inc.	138,000	5,595
Union Planters Corp.	382,000	11,387
UnumProvident Corp.	361,000	5,740
Washington Mutual, Inc.	300,000	11,592

		91,980

Healthcare 7.6%

Bristol-Myers Squibb Co.	233,000	5,709
GlaxoSmithKline PLC SP - ADR	138,000	5,721
Jefferson-Pilot Corp.	112,000	5,690
Merck & Co., Inc.	122,000	5,795

		22,915

Technology 3.8%

Hewlett-Packard Co.	274,000	5,781
Sempra Energy	166,000	5,715

		11,496

Transportation 1.9%

Burlington Northern Santa Fe Corp.	163,000	5,716

Utilities 3.8%

DTE Energy Co.	282,000	11,432

Total Common Stocks (Cost $263,296)		287,279

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 5.8%

Repurchase Agreement 5.8%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.125% due 08/15/2005 valued at $17,871. Repurchase proceeds are $17,519.)	$17,519	17,519

Total Short-Term Instruments (Cost $17,519)		17,519

Total Investments 100.6% (Cost $280,815)		$304,798

Other Assets and Liabilities (Net) (0.6%)		(1,835)

Net Assets 100.0%		$302,963

20 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 96.9%

Aerospace 0.4%

Kaman Corp. ‘A’	735,000	$10,283

Building 4.2%

Chicago Bridge & Iron Co. N.V.	420,500	11,711
Equity One, Inc.	1,296,400	23,439
Intrawest Corp.	1,508,000	24,053
M.D.C. Holdings, Inc.	373,999	23,790
M/I Homes, Inc.	576,800	23,418

		106,411

Capital Goods 9.6%

Acuity Brands, Inc.	870,000	23,490
Albany International Corp. ‘A’	730,000	24,499
ArvinMeritor, Inc.	1,157,000	22,643
Barnes Group, Inc.	749,000	21,706
Curtiss-Wright Corp.	260,000	14,609
GATX Corp.	900,000	24,480
Harsco Corp.	508,000	23,876
Precision Castparts Corp.	460,000	25,157
Regal-Beloit Corp.	749,000	16,673
Tecumseh Products Co. ‘A’	556,000	22,902
York International Corp.	582,000	23,903

		243,938

Consumer Discretionary 12.8%

Agnico-Eagle Mines Ltd.	1,730,000	22,853
Arctic Cat, Inc.	600,000	16,518
Banta Corp.	510,000	22,649
Borders Group, Inc.	1,000,000	23,440
Brown Shoe Co., Inc.	570,000	23,330
Burlington Coat Factory Warehouse Corp.	784,000	15,131
Handleman Co.	983,000	22,766
Kellwood Co.	533,000	23,212
Lancaster Colony Corp.	548,000	22,819
Libbey, Inc.	571,000	15,851
Longs Drug Stores Corp.	302,100	7,211
Maytag Corp.	945,000	23,162
Ruddick Corp.	1,120,000	25,144
Russ Berrie & Co., Inc.	413,800	8,040
Russell Corp.	1,230,000	22,091
Sturm, Ruger & Co., Inc.	748,600	9,066
The Cato Corp. ‘A’	1,026,000	23,034

		326,317

Consumer Services 3.7%

Bob Evans Farms, Inc.	850,000	23,273
Callaway Golf Co.	2,000,000	22,680
Landry’s Restaurants, Inc.	800,000	23,912
United Auto Group, Inc.	760,000	23,294

		93,159

Consumer Staples 7.0%

Adolph Coors Co. ‘B’	340,000	24,596
Casey’s General Stores, Inc.	1,170,000	21,411
Corn Products International, Inc.	520,000	24,206
Fresh Del Monte Produce, Inc.	900,000	22,743
Loews Corp. - Carolina Group	965,000	23,691
PepsiAmericas, Inc.	611,500	12,988
Sensient Technologies Corp.	1,150,000	24,702
Universal Corp.	460,000	23,432

		177,769

Energy 9.4%

Arch Coal, Inc.	660,000	24,149
Berry Petroleum Co. ‘A’	430,000	12,646
Cabot Oil & Gas Corp.	590,000	24,957
Northwest Natural Gas Co.	568,000	17,324
Range Resources Corp.	1,700,000	24,820
St. Mary Land & Exploration Co.	674,000	24,028
Tidewater, Inc.	790,000	23,542
UGI Corp.	721,000	23,144
Vintage Petroleum, Inc.	1,400,000	23,758
Western Gas Resources, Inc.	747,200	24,269
World Fuel Services Corp.	345,000	15,553

		238,190

Financial & Business Services 17.1%

American Financial Group, Inc.	780,000	23,845
AmerUs Group Co.	592,000	24,509
Annaly Mortgage Management, Inc.	1,315,000	22,302
BancorpSouth, Inc.	782,000	17,618
CBL & Associates Properties, Inc.	425,000	23,375
Chittenden Corp.	718,900	25,269
Commercial Federal Corp.	857,000	23,225
Delphi Financial Group, Inc. ‘A’	560,000	24,920
First Industrial Realty Trust, Inc.	623,000	22,976
Fremont General Corp.	1,300,000	22,945
Healthcare Realty Trust, Inc.	610,000	22,863
HRPT Properties Trust	2,269,000	22,713
LandAmerica Financial Group, Inc.	576,000	22,424
McGrath Rentcorp	420,000	15,519
Nationwide Health Properties, Inc.	1,200,000	22,680
New Plan Excel Realty Trust, Inc.	965,000	22,542
Old National Bancorp.	651,000	16,164
Shurgard Storage Centers, Inc. ‘A’	630,000	23,562
Susquehanna Bancshares, Inc.	489,000	12,303
Washington Federal, Inc.	958,499	23,004

		434,758

Healthcare 5.1%

Arrow International, Inc.	640,000	19,149
Cooper Cos., Inc.	390,000	24,636
Invacare Corp.	535,000	23,925
Landauer, Inc.	327,000	14,604
Owens & Minor, Inc.	953,000	24,683
Select Medical Corp.	1,640,000	22,009

		129,006

Materials & Processing 10.6%

Crane Co.	720,600	22,620
Goldcorp, Inc.	750,800	8,762
Lennox International, Inc.	1,286,000	23,277
Lincoln Electric Holdings, Inc.	680,000	23,181
Lubrizol Corp.	670,000	24,535
Massey Energy Co.	900,000	25,389
Methanex Corp.	1,820,000	24,062
Potlatch Corp.	592,000	24,651
Quanex Corp.	191,700	9,336
Rock-Tenn Co. ‘A’	938,000	15,899
RPM International, Inc.	1,500,000	22,800
Teleflex, Inc.	475,000	23,821
Universal Forest Products, Inc.	617,500	19,914
Valmont Industries, Inc.	104,900	2,402

		270,649

Technology 2.4%

Imation Corp.	545,000	23,222
John H. Harland Co.	770,000	22,600
Methode Electronics, Inc.	1,196,300	15,516

		61,338

Transportation 5.6%

Alexander & Baldwin, Inc.	675,000	22,579
Arkansas Best Corp.	760,000	25,019
Frontline Ltd.	650,000	22,432
Skywest, Inc.	1,342,400	23,371
Teekay Shipping Corp.	660,000	24,671
USF Corp.	700,000	24,591

		142,663

Utilities 9.0%

Atmos Energy Corp.	905,000	23,168
Cleco Corp.	1,278,000	22,978
Energen Corp.	513,000	24,619
National Fuel Gas Co.	914,000	22,850
Nicor, Inc.	667,000	22,658
Peoples Energy Corp.	538,000	22,677
PNM Resources, Inc.	1,096,500	22,774
Vectren Corp.	900,000	22,581
Westar Energy, Inc.	1,159,000	23,076
WGL Holdings, Inc.	792,000	22,746

		230,127

Total Common Stocks (Cost $1,988,162)		2,464,608

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.0%

Repurchase Agreement 2.0%

State Street Bank
0.800% due 07/01/2004 (Dated 6/30/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $24,482 and Freddie Mac 3.875% due 02/15/2005 valued at $4,017; 5.250% due 01/15/2006 valued at $24,483. Repurchase proceeds are $51,937.)	$51,936	51,936

Total Short-Term Instruments (Cost $51,936)		51,936

Total Investments 98.9% (Cost $2,040,098)		$2,516,544

Other Assets and Liabilities (Net) 1.1%		26,777

Net Assets 100.0%		$2,543,321

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  21

Schedule of Investments

PEA Growth & Income Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 92.2%

Capital Goods 7.4%

3M Co.	10,300	$927
General Electric Co.	93,600	3,033
Tyco International Ltd.	75,000	2,485

		6,445

Communications 1.2%

Verizon Communications, Inc.	28,800	1,042

Consumer Discretionary 7.7%

Comcast Corp. ‘A’ (a)	39,300	1,085
CVS Corp.	36,600	1,538
Masco Corp.	33,300	1,038
The Home Depot, Inc.	35,000	1,232
Wal-Mart Stores, Inc.	35,000	1,847

		6,740

Consumer Services 4.4%

Carnival Corp.	25,000	1,175
Clear Channel Communications, Inc.	28,000	1,035
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	15,100	677
Viacom, Inc. ‘B’	28,000	1,000

		3,887

Consumer Staples 5.8%

Altria Group, Inc.	37,500	1,877
CDW Corp.	12,200	778
Kellogg Co.	28,700	1,201
Procter & Gamble Co.	22,000	1,198

		5,054

Energy 7.4%

BP PLC SP - ADR	28,500	1,527
ChevronTexaco Corp.	15,100	1,421
Kinder Morgan, Inc.	19,900	1,180
Royal Dutch Petroleum Co.	17,500	904
Schlumberger Ltd.	23,000	1,461

		6,493

Financial & Business Services 21.6%

ACE Ltd.	30,200	1,277
American Express Co.	27,300	1,403
American International Group, Inc.	28,400	2,024
Bank of America Corp.	30,000	2,539
Boston Properties, Inc.	19,900	997
Citigroup, Inc.	50,000	2,325
Countrywide Financial Corp.	22,000	1,545
J.P. Morgan Chase & Co.	55,000	2,132
MBNA Corp.	47,500	1,225
Morgan Stanley Dean Witter & Co.	30,000	1,583
U.S. Bancorp.	34,900	962
Vornado Realty Trust	15,900	908

		18,920

Healthcare 15.2%

Allergan, Inc.	15,000	1,343
AstraZeneca PLC SP - ADR	20,600	940
Baxter International, Inc.	13,700	469
Caremark Rx, Inc. (a)	43,000	1,416
Guidant Corp.	25,000	1,397
HCA, Inc.	26,800	1,115
Medtronic, Inc.	27,800	1,354
Pfizer, Inc.	50,000	1,714
Teva Pharmaceutical Industries Ltd. SP - ADR	16,900	1,137
Varian Medical Systems, Inc. (a)	20,000	1,587
Zimmer Holdings, Inc. (a)	9,700	856

		13,328

Materials & Processing 4.6%

Alcoa, Inc.	30,000	991
Dow Chemical Co.	30,000	1,221
Freeport-McMoran Copper & Gold, Inc. ‘B’	30,000	995
International Paper Co.	19,000	849

		4,056

Technology 14.6%

Affiliated Computer Services, Inc. ‘A’ (a)	24,900	1,318
Cisco Systems, Inc. (a)	75,000	1,778
Dell, Inc. (a)	30,800	1,103
Honeywell International, Inc.	60,000	2,198
IBM Corp.	15,300	1,349
Microsoft Corp.	75,000	2,142
National Semiconductor Corp. (a)	56,200	1,236
SAP AG SP - ADR	40,600	1,697

		12,821

Utilities 2.3%

Dominion Resources, Inc.	16,700	1,053
Exelon Corp.	28,000	932

		1,985

Total Common Stocks (Cost $73,058)		80,771

CONVERTIBLE PREFERRED STOCK 6.0%

The Chubb Corp.
7.000% due 08/16/2006	35,000	978
Goldman Sachs Group, Inc.
7.375% due 07/15/2004	85,000	1,287
5.500% due 09/09/2004	70,000	1,709
5.625% due 03/21/2005	46,970	1,325

Total Convertible Preferred Stock (Cost $5,370)		5,299

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.1%

Repurchase Agreement 1.1%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 5.000% due 01/30/2014 valued at $1,013. Repurchase proceeds are $990.)	$990	990

Total Short-Term Instruments (Cost $990)		990

Total Investments 99.3% (Cost $79,418)		$87,060

Other Assets and Liabilities (Net) 0.7%		574

Net Assets 100.0%		$87,634

Notes to Schedule of Investments:

(a)	Non-income producing security.

22 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 99.4%

Capital Goods 11.0%

General Electric Co.	1,000,000	$32,400
Illinois Tool Works, Inc.	220,000	21,096
Monsanto Co.	200,000	7,700
Tyco International Ltd.	740,000	24,524

		85,720

Consumer Discretionary 7.8%

Best Buy Co., Inc.	210,000	10,655
Comcast Corp. ‘A’ (a)	400,000	11,044
The Home Depot, Inc.	600,000	21,120
Wal-Mart Stores, Inc.	340,000	17,938

		60,757

Consumer Services 12.1%

Carnival Corp.	375,000	17,625
Cendant Corp.	794,000	19,437
Clear Channel Communications, Inc.	250,000	9,237
eBay, Inc. (a)	250,000	22,987
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	368,000	16,505
Viacom, Inc. ‘B’	230,000	8,216

		94,007

Consumer Staples 3.1%

CDW Corp.	40,000	2,550
Procter & Gamble Co.	400,000	21,776

		24,326

Energy 2.1%

Schlumberger Ltd.	255,000	16,195

Financial & Business Services 14.3%

American International Group, Inc.	290,000	20,671
Citigroup, Inc.	370,000	17,205
Countrywide Financial Corp.	240,000	16,860
First Data Corp.	250,000	11,130
Franklin Resources, Inc.	260,000	13,021
MBNA Corp.	350,000	9,026
Merrill Lynch & Co., Inc.	258,100	13,932
MGIC Investment Corp.	125,000	9,483

		111,328

Healthcare 23.0%

Alcon, Inc.	95,000	7,472
Amgen, Inc. (a)	260,000	14,188
Caremark Rx, Inc. (a)	355,000	11,694
Gilead Sciences, Inc. (a)	169,000	11,323
Guidant Corp.	320,000	17,882
Pfizer, Inc.	750,000	25,710
St. Jude Medical, Inc. (a)	88,000	6,657
Stryker Corp.	420,000	23,100
Teva Pharmaceutical Industries Ltd. SP - ADR	330,000	22,206
UnitedHealth Group, Inc. (a)	250,000	15,563
Varian Medical Systems, Inc. (a)	197,900	15,703
Zimmer Holdings, Inc. (a)	83,000	7,321

		178,819

Technology 26.0%

Applied Materials, Inc. (a)	250,000	4,905
Broadcom Corp. ‘A’ (a)	150,000	7,016
Cisco Systems, Inc. (a)	860,000	20,382
Dell, Inc. (a)	450,000	16,119
EMC Corp. (a)	1,080,000	12,312
IBM Corp.	95,000	8,374
Intel Corp.	975,000	26,910
International Game Technology	247,000	9,534
Juniper Networks, Inc. (a)	730,000	17,936
Lexmark International, Inc. ‘A’ (a)	75,000	7,240
Marvell Technology Group Ltd. (a)	470,000	12,549
Mercury Interactive Corp. (a)	250,000	12,458
Microsoft Corp.	850,000	24,276
SAP AG SP - ADR	330,000	13,797
VERITAS Software Corp. (a)	300,000	8,310

		202,118

Total Common Stocks (Cost $610,150)		773,270

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 0.0%

Banking & Finance 0.0%

Cabbell Financial Grantor Trust 7.187% due 12/31/2002 (b)	$359	0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.7%

Repurchase Agreement 0.7%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 2.125% due 12/15/2004 valued at $5,778. Repurchase proceeds are $5,661.)	5,661	5,661

Total Short-Term Instruments (Cost $5,661)		5,661

Total Investments 100.1% (Cost $616,169)		$778,931

Other Assets and Liabilities (Net) (0.1%)		(492)

Net Assets 100.0%		$778,439

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security is in default and has been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  23

Schedule of Investments

PEA Renaissance Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 86.0%

Aerospace 0.6%

Boeing Co.	50,000	$2,554
Snecma S.A. (a)	1,787,500	35,014

		37,568

Capital Goods 10.6%

ArvinMeritor, Inc.	3,510,800	68,706
Cooper Tire & Rubber Co.	3,007,800	69,179
Navistar International Corp. (a)	6,818,900	264,301
Terex Corp. (a)	10,000	341
Tyco International Ltd.	4,029,800	133,548
United Rentals, Inc. (a)	3,149,600	56,346
Visteon Corp.	6,146,700	71,732

		664,153

Communications 1.8%

IDT Corp. ‘B’ (a)	901,700	16,627
UnitedGlobalCom, Inc. ‘A’ (a)	13,568,860	98,510

		115,137

Consumer Discretionary 4.1%

Hollywood Entertainment Corp. (a)	1,350,000	18,036
J.C. Penney Co., Inc.	4,819,300	181,977
Payless Shoesource, Inc. (a)	320,000	4,771
Take Two Interactive Software, Inc. (a)	1,370,000	41,977
Thomas & Betts Corp. (a)	348,500	9,490

		256,251

Consumer Services 2.7%

BearingPoint, Inc. (a)	4,710,000	41,778
Liberty Media Corp. ‘A’ (a)	9,480,281	85,228
Liberty Media International, Inc. ‘A’ (a)	1,120,393	41,567
Quebecor World Inc.	40,000	877

		169,450

Consumer Staples 4.7%

Delhaize Group Ltd.	270,000	13,813
Loews Corp. - Carolina Group	2,155,263	52,912
Safeway, Inc. (a)	4,817,600	122,078
Smithfield Foods, Inc. (a)	3,588,000	105,487

		294,290

Energy 2.2%

ENSCO International, Inc.	59,900	1,743
Pride International, Inc. (a)	8,171,238	139,810

		141,553

Environmental Services 0.7%

Allied Waste Industries, Inc. (a)	3,270,900	43,110

Financial & Business Services 16.6%

American Equity Investment Life Holding Co.	1,754,600	17,458
AmeriCredit Corp. (a)	9,216,400	179,996
Apollo Investment Corp. (a)	2,052,000	28,256
CIGNA Corp.	866,000	59,589
CIT Group, Inc.	6,511,600	249,329
Comerica, Inc.	550,000	30,184
Fairfax Financial Holdings Ltd.	292,850	49,754
Freddie Mac	650,000	41,145
J.P. Morgan Chase & Co.	4,956,800	192,175
Loews Corp.	1,267,700	76,011
Old Republic International Corp.	550,000	13,046
The PMI Group, Inc.	730,000	31,770
UnumProvident Corp.	4,323,140	68,738

		1,037,451

Healthcare 1.6%

Conseco, Inc. (a)	659,500	13,124
Health Net, Inc. (a)	20,000	530
Tenet Healthcare Corp. (a)	6,405,000	85,891

		99,545

Materials & Processing 16.3%

Abitibi-Consolidated, Inc.	9,645,500	65,826
Alcan, Inc.	1,380,000	57,132
Bowater, Inc.	4,543,900	188,981
Crompton Corp.	6,561,385	41,337
Eastman Chemical Co.	2,360,000	109,103
FMC Corp. (a)	1,970,000	84,927
IMC Global, Inc.	5,252,700	70,386
Imperial Chemical Industries PLC	6,350,000	26,544
Imperial Chemical Industries PLC SP - ADR	1,030,000	17,458
Lyondell Chemical Co.	5,770,200	100,344
Millennium Chemicals, Inc. (a)	2,401,700	41,597
Olin Corp.	3,518,000	61,987
Smurfit-Stone Container Corp. (a)	1,065,000	21,247
Solutia, Inc. (a)	2,897,000	666
Tembec, Inc. (a)	5,438,900	41,986
Timken Co.	3,347,700	88,681

		1,018,202

Technology 15.4%

AES Corp. (a)	2,866,600	28,465
Arrow Electronics, Inc. (a)	2,304,500	61,807
Avnet, Inc. (a)	2,188,100	49,670
Electronic Data Systems Corp.	10,000	191
Kulicke & Soffa Industries, Inc. (a)	741,900	8,131
Micron Technology, Inc. (a)	13,121,872	200,896
Reliant Energy, Inc. (a)	19,088,700	206,731
Sanmina-SCI Corp. (a)	21,480,386	195,472
Solectron Corp. (a)	20,844,300	134,863
Teradyne, Inc. (a)	3,414,300	77,505

		963,731

Transportation 5.7%

AMR Corp. (a)	4,088,600	49,513
CSX Corp.	5,196,500	170,289
Delta Air Lines, Inc. (a)	2,800,000	19,936
Overnite Corp.	184,500	5,424
Swift Transportation Co., Inc. (a)	6,314,800	113,351

		358,513

Utilities 3.0%

Allegheny Energy, Inc. (a)	4,655,500	71,741
PG&E Corp. (a)	4,093,400	114,370

		186,111

Total Common Stocks (Cost $4,094,000)		5,385,065

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund SP	980,000	58,859
iShares S&P 500-BARRA Value Index Fund SP	880,000	50,407
SPDR Trust	1,280,000	146,598

Total Exchange-Traded Funds (Cost $244,231)		255,864

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010	$9,320	13,234

Total Convertible Bonds & Notes (Cost $9,320)		13,234

SHORT-TERM INSTRUMENTS 9.6%

Repurchase Agreement 9.6%

State Street Bank

0.800% due 07/01/2004

(Dated 06/30/2004. Collateralized by Fannie Mae 6.000% due 12/15/2005 valued at $24,483 and Federal Home Loan Bank 2.500% due 12/15/2005 valued at $73,444; 1.625% due 04/15/2005 valued at $48,967; 1.500% due 05/13/2005 valued at $48,963; 2.125% due 12/15/2004 valued at $48,962; 2.375% due 02/15/2006 valued at $48,968; 2.625% due 05/15/2007 valued at $24,483; 2.250% due 08/13/2004 valued at $24,482 and Federal Farm Credit Bank 1.970% due 10/20/2004 valued at $48,961; 1.900% due 03/04/2005 valued at $48,962; 2.125% due 08/15/2005 valued at $24,480 and Freddie Mac 2.010% due 10/06/2005 valued at $48,960; 2.300% due 11/17/2005 valued at $24,484; 2.220% due 08/26/2005 valued at $24,485; 2.750% due 08/15/2006 valued at $24,398; 1.520% due 07/22/2005 valued at $24,483. Repurchase proceeds are $599,930.)

	$599,917	599,917

Total Short-Term Instruments (Cost $599,917)		599,917

Total Investments 99.9% (Cost $4,947,468)		$6,254,080

Other Assets and Liabilities (Net) 0.1%		3,140

Net Assets 100.0%		$6,257,220

Notes to Schedule of Investments:

(a)	Non-income producing security.

24 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

PEA Value Fund

June 30, 2004

	Shares		Value (000s)
COMMON STOCKS 83.2%

Aerospace 4.9%

Boeing Co.		2,566,800	$131,138

Capital Goods 9.2%

ABB Ltd. (a)		7,100,000	38,833
General Electric Co.		2,890,800	93,662
Navistar International Corp. (a)		850,300	32,958
Tyco International Ltd.		2,442,100	80,931

			246,384

Communications 4.3%

AT&T Wireless Services, Inc. (a)		5,150,000	73,748
Belgacom S.A.		324,600	9,881
Nextel Communications, Inc. ‘A’ (a)		1,160,000	30,926

			114,555

Consumer Discretionary 2.6%

J.C. Penney Co., Inc.		1,829,100	69,067

Consumer Services 4.3%

Liberty Media Corp. ‘A’ (a)		12,427,599	111,724
Time Warner, Inc. (a)		120,000	2,110

			113,834

Consumer Staples 8.7%

Altria Group, Inc.		2,505,000	125,375
Safeway, Inc. (a)		3,802,600	96,358
Sara Lee Corp.		500,000	11,495

			233,228

Energy 0.2%

Royal Dutch Petroleum Co.		110,000	5,684

Financial & Business Services 23.1%

Bank of America Corp.		1,416,107	119,831
Chubb Corp.		60,000	4,091
CIGNA Corp.		415,000	28,556
Citigroup, Inc.		2,510,000	116,715
Fannie Mae		900,000	64,224
Freddie Mac		1,940,000	122,802
J.P. Morgan Chase & Co.		3,143,200	121,862
Lehman Brothers Holdings, Inc.		70,000	5,267
Merrill Lynch & Co., Inc.		360,000	19,433
Prudential Financial, Inc.		230,000	10,688
St. Paul Travelers Co., Inc.		90,583	3,672

			617,141

Healthcare 6.0%

Bristol-Myers Squibb Co.		50,000	1,225
Genworth Financial, Inc. ‘A’ (a)		1,724,200	39,570
HCA, Inc.		90,000	3,743
Merck & Co., Inc.		730,000	34,675
Schering-Plough Corp.		4,427,300	81,817

			161,030

Materials & Processing 9.1%

Alcan, Inc.		3,118,716	129,115
Dow Chemical Co.		1,525,000	62,067
International Paper Co.		110,000	4,917
Waste Management, Inc.		1,590,000	48,734

			244,833

Technology 10.8%

Agilent Technologies, Inc. (a)		965,500	28,270
Hewlett-Packard Co.		3,007,249	63,453
Honeywell International, Inc.		1,900,000	69,597
Micron Technology, Inc. (a)		4,739,077	72,555
Sanmina-SCI Corp. (a)		3,508,800	31,930
Sony Corp.		263,000	9,906
Teradyne, Inc. (a)		527,200	11,967

			287,678

Total Common Stocks (Cost $1,940,832)			2,224,572

EXCHANGE-TRADED FUNDS 5.5%

Index Funds 5.5%

iShares Russell 1000 Value Index Fund SP		880,000	52,853
iShares S&P 500-BARRA Value Index Fund SP		840,000	48,115
SPDR Trust		387,000	44,323

Total Exchange-Traded Funds (Cost $131,580)			145,291

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES (b) 0.6%

Banking & Finance 0.2%

SMFG Finance Ltd.
2.250% due 07/11/2005	JY	234,000	5,147

Industrials 0.4%

Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,919
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	4,522
3.125% due 01/15/2023		1,500	2,436

			10,877

Total Convertible Bonds & Notes (Cost $9,236)			16,024

SHORT-TERM INSTRUMENTS 10.5%

Repurchase Agreement 10.5%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $97,937; 7.000% due 07/15/2005 valued at $97,926; 6.000% due 12/15/2005 valued at $73,449 and Freddie Mac 2.250% due 11/28/2005 valued at $17,777. Repurchase proceeds are $281,432.)		281,426	281,426

Total Short-Term Instruments (Cost $281,426)			281,426

Total Investments 99.8% (Cost $2,363,074)			$2,667,313

Other Assets and Liabilities (Net) 0.2%			6,386

Net Assets 100.0%			$2,673,699

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Principal amount denoted in indicated currency:

JY - Japanese Yen

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  25

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 9.2%

3M Co.	204,500	$18,407
Danaher Corp.	143,000	7,415
General Electric Co.	357,000	11,567
Ingersoll-Rand Co. ‘A’	102,000	6,968
Tyco International Ltd.	214,000	7,092

		51,449

Consumer Discretionary 7.0%

Coach, Inc. (a)	133,500	6,033
Nike, Inc. ‘B’	76,500	5,795
Starbucks Corp. (a)	262,500	11,413
The Estee Lauder Cos., Inc. ‘A’	65,100	3,176
Wal-Mart Stores, Inc.	242,000	12,768

		39,185

Consumer Services 4.1%

Apollo Group, Inc. ‘A’ (a)	69,700	6,154
Career Education Corp. (a)	71,800	3,271
Carnival Corp.	129,000	6,063
Viacom, Inc. ‘B’	200,500	7,162

		22,650

Consumer Staples 8.3%

Avon Products, Inc.	144,000	6,644
PepsiCo, Inc.	174,500	9,402
Procter & Gamble Co.	227,000	12,358
SYSCO Corp.	219,000	7,856
Walgreen Co.	271,000	9,813

		46,073

Energy 6.2%

Apache Corp.	133,500	5,814
BJ Services Co. (a)	186,300	8,540
Exxon Mobil Corp.	303,500	13,478
Schlumberger Ltd.	103,500	6,573

		34,405

Financial & Business Services 15.1%

Accenture Ltd. ‘A’ (a)	386,000	10,607
AFLAC, Inc.	137,500	5,611
Citigroup, Inc.	186,500	8,672
Fannie Mae	187,500	13,380
Fifth Third Bancorp	110,000	5,916
Franklin Resources, Inc.	122,500	6,135
Goldman Sachs Group, Inc.	116,500	10,970
Safeco Corp.	192,000	8,448
St. Paul Travelers Co., Inc.	235,500	9,547
Wachovia Corp.	117,000	5,206

		84,492

Healthcare 21.1%

Amgen, Inc. (a)	176,000	9,604
Anthem, Inc. (a)	61,500	5,508
Biogen Idec, Inc. (a)	114,000	7,210
Caremark Rx, Inc. (a)	128,000	4,216
Eli Lilly & Co.	92,000	6,432
Genentech, Inc. (a)	97,700	5,491
Gilead Sciences, Inc. (a)	138,500	9,279
McKesson Corp.	159,500	5,476
Medtronic, Inc.	278,700	13,578
Pfizer, Inc.	743,000	25,470
St. Jude Medical, Inc. (a)	136,500	10,326
Teva Pharmaceutical Industries Ltd. SP - ADR	155,500	10,464
Wyeth	138,500	5,008

		118,062

Materials & Processing 3.2%

Alcan, Inc.	238,000	9,853
Alcoa, Inc.	249,000	8,224

		18,077

Technology 22.2%

ASML Holding NV (a)	475,500	8,136
Cisco Systems, Inc. (a)	700,000	16,590
Corning, Inc. (a)	469,500	6,132
Dell, Inc. (a)	291,000	10,424
Intel Corp.	296,500	8,183
International Game Technology	239,500	9,245
Maxim Integrated Products, Inc.	167,000	8,754
Microsoft Corp.	426,000	12,167
Oracle Corp. (a)	1,077,800	12,858
Red Hat, Inc. (a)	72,000	1,654
Symantec Corp. (a)	165,000	7,224
VERITAS Software Corp. (a)	187,500	5,194
Yahoo!, Inc. (a)	488,000	17,729

		124,290

Transportation 1.7%

United Parcel Service, Inc. ‘B’	122,500	9,208

Total Common Stocks (Cost $499,887)		547,891

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.4%

Repurchase Agreement 3.4%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Farm Credit Bank 2.000% due 11/19/2004 valued at $19,645. Repurchase proceeds are $19,257.)	$19,257	19,257

Total Short-Term Instruments (Cost $19,257)		19,257

Total Investments 101.5% (Cost $519,144)		$567,148

Other Assets and Liabilities (Net) (1.5%)		(8,396)

Net Assets 100.0%		$558,752

Notes to Schedule of Investments:

(a)	Non-income producing security.

26 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2004

	Shares	Value (000s)
COMMON STOCKS 98.7%

Aerospace 2.3%

Alliant Techsystems, Inc. (a)	14,000	$887
Goodrich Corp.	136,000	4,397

		5,284

Capital Goods 3.8%

Danaher Corp.	52,540	2,724
Ingersoll-Rand Co. ‘A’	49,600	3,388
Weatherford International, Inc. (a)	60,500	2,721

		8,833

Communications 5.3%

Amdocs Ltd. (a)	75,100	1,760
Cox Radio, Inc. ‘A’ (a)	163,964	2,850
Entercom Communications Corp. (a)	66,800	2,492
Macromedia, Inc. (a)	59,100	1,451
Nextel Partners, Inc. ‘A’ (a)	93,800	1,493
Westwood One, Inc. (a)	97,880	2,330

		12,376

Consumer Discretionary 13.4%

Cintas Corp.	74,500	3,551
Coach, Inc. (a)	22,995	1,039
Dollar General Corp.	35,390	692
Dollar Tree Stores, Inc. (a)	24,290	666
Harman International Industries, Inc.	9,295	846
J.C. Penney Co., Inc.	78,390	2,960
Marvel Enterprises, Inc. (a)	212,525	4,148
Polo Ralph Lauren Corp.	20,010	689
Regis Corp.	47,295	2,109
Staples, Inc.	146,380	4,290
Take Two Interactive Software, Inc. (a)	21,785	667
The Estee Lauder Cos., Inc. ‘A’	66,895	3,263
TJX Cos., Inc.	166,000	4,007
Williams-Sonoma, Inc. (a)	70,900	2,337

		31,264

Consumer Services 6.8%

Career Education Corp. (a)	55,990	2,551
Corporate Executive Board Co.	11,900	688
E.W. Scripps Co. ‘A’	13,500	1,418
Hilton Hotels Corp.	158,000	2,948
Robert Half International, Inc.	111,800	3,328
Royal Caribbean Cruises Ltd.	16,395	712
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	93,300	4,185

		15,830

Consumer Staples 4.5%

CDW Corp.	44,600	2,844
Dean Foods Co. (a)	9,295	347
Kinetic Concepts, Inc. (a)	82,900	4,137
Performance Food Group Co. (a)	40,600	1,078
Smithfield Foods, Inc. (a)	67,195	1,976

		10,382

Energy 5.0%

Apache Corp.	6,900	300
BJ Services Co. (a)	75,200	3,447
Nabors Industries Ltd. (a)	62,800	2,840
Noble Corp. (a)	34,900	1,322
Smith International, Inc. (a)	53,700	2,994
XTO Energy, Inc.	25,500	760

		11,663

Financial & Business Services 9.7%

Ameritrade Holding Corp. (a)	127,300	1,445
CapitalSource, Inc. (a)	120,850	2,955
City National Corp.	38,188	2,509
Fidelity National Financial, Inc.	13,252	495
Fiserv, Inc. (a)	14,250	554
Franklin Resources, Inc.	9,906	496
M&T Bank Corp.	19,100	1,667
Mellon Financial Corp.	111,223	3,262
Perot Systems Corp. ‘A’ (a)	32,500	431
SEI Investments Co.	121,246	3,521
Willis Group Holdings Ltd.	55,345	2,073
XL Capital Ltd. ‘A’	12,600	951
Zions Bancorporation	37,550	2,307

		22,666

Healthcare 20.1%

Aetna, Inc.	47,930	4,074
Allergan, Inc.	28,080	2,514
Amylin Pharmaceuticals, Inc. (a)	88,980	2,029
Angiotech Pharmaceuticals, Inc. (a)	37,400	754
Barr Laboratories, Inc. (a)	37,500	1,264
Biomet, Inc. (a)	32,480	1,443
C.R. Bard, Inc.	6,360	360
Caremark Rx, Inc. (a)	94,864	3,125
Covance, Inc. (a)	11,820	456
Cytyc Corp. (a)	130,850	3,320
Elan Corp. PLC SP - ADR (a)	164,220	4,063
Fisher Scientific International, Inc.	31,490	1,819
IVAX Corp. (a)	77,420	1,857
McKesson Corp.	129,790	4,456
Nektar Therapeutics, Inc. (a)	134,170	2,678
Neurocrine Biosciences, Inc. (a)	38,000	1,970
OSI Pharmaceuticals, Inc. (a)	21,530	1,517
PacifiCare Health Systems, Inc. (a)	117,730	4,551
Sepracor, Inc. (a)	30,150	1,595
St. Jude Medical, Inc. (a)	36,890	2,791
Watson Pharmaceuticals, Inc. (a)	5,180	139

		46,775

Materials & Processing 2.9%

Air Products & Chemicals, Inc.	80,200	4,206
American Standard Cos., Inc. (a)	46,600	1,878
Valspar Corp.	12,000	605

		6,689

Technology 23.9%

Adtran, Inc.	112,300	3,747
Affiliated Computer Services, Inc. ‘A’ (a)	42,800	2,266
Agere Systems, Inc. ‘A’ (a)	454,700	1,046
Agilent Technologies, Inc. (a)	86,000	2,518
Akamai Technologies, Inc. (a)	28,000	503
Ask Jeeves, Inc. (a)	21,600	843
Citrix Systems, Inc. (a)	178,800	3,640
Comverse Technology, Inc. (a)	139,600	2,784
Corning, Inc. (a)	406,400	5,308
Diebold, Inc.	19,500	1,031
Emulex Corp. (a)	189,700	2,715
International Game Technology	18,100	699
Intersil Corp. ‘A’	76,200	1,650
Jabil Circuit, Inc. (a)	31,700	798
KLA-Tencor Corp. (a)	61,300	3,027
Linear Technology Corp.	61,900	2,443
Marvell Technology Group Ltd. (a)	21,400	571
Mercury Interactive Corp. (a)	52,500	2,616
Microchip Technology, Inc.	146,500	4,621
Molex, Inc. ‘A’	19,000	518
National Semiconductor Corp. (a)	132,800	2,920
Novell, Inc. (a)	331,600	2,782
SunGard Data Systems, Inc. (a)	71,100	1,849
Symantec Corp. (a)	6,900	302
VERITAS Software Corp. (a)	166,200	4,604

		55,801

Transportation 1.0%

Expeditors International Washington, Inc.	47,900	2,367

Total Common Stocks (Cost $214,792)		229,930

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.6%

Repurchase Agreement 2.6%

State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Federal Home Loan Bank 6.250% due 11/15/2004 valued at $6,231. Repurchase proceeds are $6,108.)	$6,108	6,108

Total Short-Term Instruments (Cost $6,108)		6,108

Total Investments 101.3% (Cost $220,900)		$236,038

Other Assets and Liabilities (Net) (1.3%)		(3,004)

Net Assets 100.0%		$233,034

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
CCM Capital Appreciation Fund

Class R

06/30/2004	$14.21	$(0.05	)(a)	$2.28	(a)	$2.23	$0.00	$0.00	$0.00
12/31/2002 – 06/30/2003	12.72	(0.03	)(a)	1.52	(a)	1.49	0.00	0.00	0.00

CCM Mid-Cap Fund

Class R

06/30/2004	$17.58	$(0.14	)(a)	$4.12	(a)	$3.98	$0.00	$0.00	$0.00
12/31/2002 – 06/30/2003	15.58	(0.07	)(a)	2.07	(a)	2.00	0.00	0.00	0.00

NACM Global Fund

Class R

06/30/2004	$11.70	$(0.10	)(a)	$3.52	(a)	$3.42	$0.00	$(0.95)	$(0.95)
12/31/2002 – 06/30/2003	10.40	(0.03	)(a)	1.33	(a)	1.30	0.00	0.00	0.00

NFJ Dividend Value Fund

Class R

06/30/2004	$10.51	$0.26	(a)	$2.05	(a)	$2.31	$(0.20)	$(0.09)	$(0.29)
12/31/2002 – 06/30/2003	9.77	0.13	(a)	0.71	(a)	0.84	(0.10)	0.00	(0.10)

NFJ Small-Cap Value Fund

Class R

06/30/2004	$21.95	$0.49	(a)	$5.73	(a)	$6.22	$(0.28)	$(0.23)	$(0.51)
12/31/2002 – 06/30/2003	20.00	0.18	(a)	1.77	(a)	1.95	0.00	0.00	0.00

PEA Growth & Income Fund

Class R

06/30/2004	$6.56	$0.06	(a)	$1.09	(a)	$1.15	$(0.09)	$0.00	$(0.09)
12/31/2002 – 06/30/2003	6.06	0.04	(a)	0.48	(a)	0.52	(0.02)	0.00	(0.02)

PEA Growth Fund

Class R

06/30/2004	$14.42	$(0.11	)(a)	$2.84	(a)	$2.73	$0.00	$0.00	$0.00
12/31/2002 – 06/30/2003	13.24	(0.04	)(a)	1.22	(a)	1.18	0.00	0.00	0.00

PEA Renaissance Fund

Class R

06/30/2004	$16.29	$(0.13	)(a)	$7.18	(a)	$7.05	$0.00	$0.00	$0.00
12/31/2002 – 06/30/2003	13.81	(0.02	)(a)	3.19	(a)	3.17	0.00	(0.69)	(0.69)

PEA Value Fund

Class R

06/30/2004	$12.86	$0.05	(a)	$4.45	(a)	$4.50	$(0.04)	$0.00	$(0.04)
12/31/2002 – 06/30/2003	11.02	0.10	(a)	2.32	(a)	2.42	0.00	(0.58)	(0.58)

RCM Large-Cap Growth Fund

Class R

06/30/2004	$10.91	$(0.04	)(a)	$1.29	(a)	$1.25	$0.00	$0.00	$0.00
12/31/2002 – 06/30/2003	10.10	0.00	(a)	0.81	(a)	0.81	0.00	0.00	0.00

RCM Mid-Cap Fund

Class R

06/30/2004	$2.08	$(0.02	)(a)	$0.47	(a)	$0.45	$0.00	$0.00	$0.00
12/31/2002 – 06/30/2003	1.85	(0.01	)(a)	0.24	(a)	0.23	0.00	0.00	0.00

28 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
CCM Capital Appreciation Fund

Class R

06/30/2004	$0.00		$16.44		15.69%		$526	1.45%		(0.33)%		148%
12/31/2002 – 06/30/2003	0.00		14.21		11.71		11	1.45	*	(0.46	)*	161

CCM Mid-Cap Fund

Class R

06/30/2004	$0.00		$21.56		22.64%		$757	1.45%		(0.66)%		165%
12/31/2002 – 06/30/2003	0.00		17.58		12.84		28	1.46	(b)*	(0.83	)*	155

NACM Global Fund

Class R

06/30/2004	$0.01	(a)	$14.18		30.14%		$15	1.81	%(d)	(0.77)%		203%
12/31/2002 – 06/30/2003	0.00		11.70		12.50		11	1.80	(c)*	(0.56	)*	260

NFJ Dividend Value Fund

Class R

06/30/2004	$0.00		$12.53		22.17%		$46	1.45%		2.18%		36%
12/31/2002 – 06/30/2003	0.00		10.51		8.56		11	1.45	*	2.77	*	43

NFJ Small-Cap Value Fund

Class R

06/30/2004	$0.00		$27.66		28.62%		$5,033	1.60%		1.90%		30%
12/31/2002 – 06/30/2003	0.00		21.95		9.75		105	1.60	*	1.72	*	20

PEA Growth & Income Fund

Class R

06/30/2004	$0.00		$7.62		17.53%		$125	1.60%		0.82%		83%
12/31/2002 – 06/30/2003	0.00		6.56		(5.52)		11	1.60	*	1.20	*	84

PEA Growth Fund

Class R

06/30/2004	$0.00		$17.15	(h)	18.93	%(h)	$17	1.51	%(g)	(0.65)%		71%
12/31/2002 – 06/30/2003	0.00		14.42		(8.02)		11	1.50	*	(0.60	)*	70

PEA Renaissance Fund

Class R

06/30/2004	$0.00		$23.34		43.28%		$16,349	1.60%		(0.58)%		60%
12/31/2002 – 06/30/2003	0.00		16.29		17.96		12	1.61	*(e)	(0.29	)*	76

PEA Value Fund

Class R

06/30/2004	$0.00		$17.32		35.04%		$8,622	1.46	%(b)	0.32%		67%
12/31/2002 – 06/30/2003	0.00		12.86		16.70		621	1.45	*	1.59	*	152

RCM Large-Cap Growth Fund

Class R

06/30/2004	$0.00		$12.16		11.46%		$75	1.46	%(b)	(0.38)%		82%
12/31/2002 – 06/30/2003	0.00		10.91		8.02		40	1.45	*	(0.05	)*	25

RCM Mid-Cap Fund

Class R

06/30/2004	$0.00		$2.53		21.63%		$14	1.48	%(f)	(1.05)%		145%
12/31/2002 – 06/30/2003	0.00		2.08		12.43		11	1.48	(f)*	(1.14	)*	132

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.80%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.47%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(h)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  29

Statements of Assets and Liabilities

June 30, 2004

	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NFJ Dividend Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$870,794	$776,191	$5,600	$304,798	$2,516,544
Repurchase agreement, at value	0	0	0	0	0
Cash	389	78	0	0	495
Foreign currency, at value	0	0	5	0	0
Receivable for investments sold	24,470	29,975	14	0	25,561
Receivable for Fund shares sold	523	1,261	69	3,253	10,928
Interest and dividends receivable	657	218	3	1,056	4,800

	896,833	807,723	5,691	309,107	2,558,328

Liabilities:

Payable for investments purchased	$12,023	$24,231	$7	$5,293	$7,152
Payable for Fund shares redeemed	4,712	31,485	3	477	4,925
Accrued investment advisory fee	321	286	3	105	1,203
Accrued administration fee	221	197	2	103	748
Accrued distribution fee	146	124	2	83	568
Accrued servicing fee	72	62	1	44	411
Other liabilities	0	0	0	39	0

	17,495	56,385	18	6,144	15,007

Net Assets	$879,338	$751,338	$5,673	$302,963	$2,543,321

Net Assets Consist of:

Paid in capital	$875,405	$772,620	$5,063	$273,564	$1,907,715
Undistributed (overdistributed) net investment income	0	0	245	3,360	63,787
Accumulated undistributed net realized gain (loss)	(89,202)	(118,102)	72	2,056	95,373
Net unrealized appreciation	93,135	96,820	293	23,983	476,446

	$879,338	$751,338	$5,673	$302,963	$2,543,321

Net Assets:

Class R	$526	$757	$15	$46	$5,033
Other Classes	878,812	750,581	5,658	302,917	2,538,288
Shares Issued and Outstanding:

Class R	32	35	1	4	182
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class R	$16.44	$21.56	$14.18	$12.53	$27.66

Cost of Investments Owned	$777,659	$679,371	$5,307	$280,815	$2,040,098

Cost of Foreign Currency Held	$0	$0	$5	$0	$0

30 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
Assets:

Investments, at value	$87,060	$778,931	$6,254,080	$2,385,887	$567,148	$236,038
Repurchase agreement, at value	0	0	0	281,426	0	0
Cash	19	541	1,613	0	1	0
Foreign currency, at value	0	0	0	0	0	0
Receivable for investments sold	1,584	7,388	45,623	22,636	0	16,105
Receivable for Fund shares sold	127	100	24,086	26,010	915	59
Interest and dividends receivable	100	432	3,513	4,022	249	80

	88,890	787,392	6,328,915	2,719,981	568,313	252,282

Liabilities:

Payable for investments purchased	$873	$5,814	$24,967	$38,798	$8,736	$13,734
Payable for Fund shares redeemed	258	1,997	38,981	4,606	417	5,357
Accrued investment advisory fee	43	319	2,977	925	203	92
Accrued administration fee	34	254	1,814	790	156	60
Accrued distribution fee	32	411	1,811	705	24	3
Accrued servicing fee	16	158	1,145	458	25	2
Other liabilities	0	0	0	0	0	0

	1,256	8,953	71,695	46,282	9,561	19,248

Net Assets	$87,634	$778,439	$6,257,220	$2,673,699	$558,752	$233,034

Net Assets Consist of:

Paid in capital	$115,161	$1,013,324	$5,352,160	$2,371,711	$554,683	$581,383
Undistributed (overdistributed) net investment income	0	1	(6)	4,564	0	0
Accumulated undistributed net realized gain (loss)	(35,169)	(397,648)	(401,546)	(6,815)	(43,935)	(363,487)
Net unrealized appreciation	7,642	162,762	1,306,612	304,239	48,004	15,138

	$87,634	$778,439	$6,257,220	$2,673,699	$558,752	$233,034

Net Assets:

Class R	$125	$17	$16,349	$8,622	$75	$14
Other Classes	87,509	778,422	6,240,871	2,665,077	558,677	233,020
Shares Issued and Outstanding:

Class R	16	1	700	498	6	5
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class R	$7.62	$17.15	$23.34	$17.32	$12.16	$2.53

Cost of Investments Owned	$79,418	$616,169	$4,947,468	$2,363,074	$519,144	$220,900

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  31

Statements of Operations

	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NFJ Dividend Value Fund	NFJ Small-Cap Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$256	$217	$1	$117	$903
Dividends, net of foreign taxes	8,523	5,611	31	6,248	68,244
Security lending income	45	48	0	13	147
Miscellaneous income	0	0	0	0	0

Total Income	8,824	5,876	32	6,378	69,294

Expenses:

Investment advisory fees	3,763	3,226	23	798	12,847
Administration fees	2,604	2,221	17	756	8,065
Distribution fees – Class R	0	1	0	0	6
Servicing fees – Class R	0	1	0	0	6
Distribution and/or servicing fees – Other Classes	2,694	2,173	15	913	10,970
Trustees’ fees	52	43	0	8	119
Interest expense	0	1	0	0	1

Total Expenses	9,113	7,666	55	2,475	32,014

Net Investment Income (Loss)	(289)	(1,790)	(23)	3,903	37,280

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	105,630	136,943	483	6,102	152,213
Net realized gain (loss) on foreign currency transactions	0	0	25	0	0
Net change in unrealized appreciation (depreciation) on investments	15,892	5,825	134	19,658	339,937
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain	121,522	142,768	642	25,760	492,150

Net Increase from Repayment by Investment Manager	0	0	0	0	0

Net Increase in Assets Resulting from Operations	$121,233	$140,978	$619	$29,663	$529,430

32 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Investment Income:

Interest, net of foreign taxes	$15	$86	$4,493	$1,657	$108	$50
Dividends, net of foreign taxes	2,132	7,019	46,958	26,548	5,522	971
Security lending income	0	39	1,380	140	0	0
Miscellaneous income	0	0	4	0	0	1

Total Income	2,147	7,144	52,835	28,345	5,630	1,022

Expenses:

Investment advisory fees	518	4,187	29,782	7,423	2,336	1,146
Administration fees	409	3,323	18,398	6,334	1,803	745
Distribution fees – Class R	0	0	10	7	0	0
Servicing fees – Class R	0	0	10	7	0	0
Distribution and/or servicing fees – Other Classes	582	7,418	30,608	10,005	612	40
Trustees’ fees	5	55	270	83	31	15
Interest expense	0	12	0	3	0	0

Total Expenses	1,514	14,995	79,078	23,862	4,782	1,946

Net Investment Income (Loss)	633	(7,851)	(26,243)	4,483	848	(924)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	8,436	84,946	507,014	237,198	14,004	55,282
Net realized gain (loss) on foreign currency transactions	0	0	(39)	594	0	0
Net change in unrealized appreciation (depreciation) on investments	4,051	64,273	1,119,614	201,084	42,766	(5,770)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(12)	0	0	0

Net Gain	12,487	149,219	1,626,577	438,876	56,770	49,512

Net Increase from Repayment by Investment Manager	0	1,413	0	0	0	0

Net Increase in Assets Resulting from Operations	$13,120	$142,781	$1,600,334	$443,359	$57,618	$48,588

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  33

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund		NFJ Dividend Value Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(289)	$(275)	$(1,790)	$(1,638)	$(23)	$0	$3,903	$1,639
Net realized gain (loss)	105,630	(126,201)	136,943	(98,497)	508	30	6,102	956
Net change in unrealized appreciation	15,892	104,149	5,825	59,956	134	159	19,658	872
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from operations	121,233	(22,327)	140,978	(40,179)	619	189	29,663	3,467

Distributions to Shareholders:

From net investment income
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	(5)	(3,262)	(1,789)
From net realized capital gains
Class R	0	0	0	0	(1)	0	0	0
Other Classes	0	0	0	0	(192)	0	(1,138)	(2,349)
Tax basis return of capital
Class R	0	0	0	0	0	0	0	0
Other Classes	0	(35)	0	0	0	0	0	0

Total Distributions	0	(35)	0	0	(193)	(5)	(4,400)	(4,138)

Fund Share Transactions:

Receipts for shares sold
Class R	528	10	735	10	0	10	32	10
Other Classes	189,448	258,086	239,792	177,087	4,758	1,173	226,124	48,718
Issued in reorganization
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class R	0	0	0	0	1	0	1	0
Other Classes	0	34	0	0	166	5	3,576	3,851
Cost of shares redeemed
Class R	(22)	0	(31)	0	0	0	(2)	0
Other Classes	(161,514)	(188,719)	(249,033)	(409,251)	(1,037)	(15)	(29,725)	(14,729)

Net increase (decrease) resulting from Fund share transactions	28,440	69,411	(8,537)	(232,154)	3,888	1,173	200,006	37,850

Fund Redemption Fees	4	0	9	2	2	0	19	0

Total Increase (Decrease) in Net Assets	149,677	47,049	132,450	(272,331)	4,316	1,357	225,288	37,179

Net Assets:

Beginning of period	729,661	682,612	618,888	891,219	1,357	0	77,675	40,496

End of period*	$879,338	$729,661	$751,338	$618,888	$5,673	$1,357	$302,963	$77,675

* Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$0	$245	$27	$3,360	$756

34 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund		PEA Renaissance Fund
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$37,280	$14,981	$633	$692	$(7,851)	$(7,295)	$(26,243)	$(9,762)
Net realized gain (loss)	152,213	8,649	8,436	(8,585)	84,946	(137,374)	506,975	(874,032)
Net change in unrealized appreciation	339,937	41,862	4,051	3,608	64,273	45,321	1,119,602	461,155
Net increase from repayments by Investment Manager	0	0	0	0	1,413	0	0	0

Net increase (decrease) resulting from operations	529,430	65,492	13,120	(4,285)	142,781	(99,348)	1,600,334	(422,639)

Distributions to Shareholders:

From net investment income
Class R	(28)	0	(2)	0	0	0	0	0
Other Classes	(21,273)	(9,282)	(830)	(846)	0	0	0	0
From net realized capital gains
Class R	(24)	0	0	0	0	0	0	0
Other Classes	(20,348)	(2,712)	0	0	0	0	0	(143,255)
Tax basis return of capital
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	(7)

Total Distributions	(41,673)	(11,994)	(832)	(846)	0	0	0	(143,262)

Fund Share Transactions:

Receipts for shares sold
Class R	4,814	113	101	10	4	10	17,466	10
Other Classes	1,084,199	1,054,425	36,809	46,484	66,618	606,686	2,491,504	767,404
Issued in reorganization
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	16,891	0	0
Issued as reinvestment of distributions
Class R	52	0	1	0	0	0	0	0
Other Classes	31,355	8,580	696	723	0	0	1	113,900
Cost of shares redeemed
Class R	(462)	(10)	(1)	0	0	0	(1,823)	0
Other Classes	(587,708)	(423,784)	(34,392)	(46,601)	(255,641)	(834,267)	(1,188,483)	(1,340,897)

Net increase (decrease) resulting from Fund share transactions	532,250	639,324	3,214	616	(189,019)	(210,680)	1,318,665	(459,583)

Fund Redemption Fees	18	114	3	0	7	0	242	5

Total Increase (Decrease) in Net Assets	1,020,025	692,936	15,505	(4,515)	(46,231)	(310,028)	2,919,241	(1,025,479)

Net Assets:

Beginning of period	1,523,296	830,360	72,129	76,644	824,670	1,134,698	3,337,979	4,363,458

End of period*	$2,543,321	$1,523,296	$87,634	$72,129	$778,439	$824,670	$6,257,220	$3,337,979

* Including undistributed (overdistributed) net investment income of:	$63,787	$8,697	$0	$94	$1	$0	$(6)	$0

See accompanying notes  |  06.30.04  |  PIMCO Funds Annual Report  35

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Value Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund
	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,483	$3,932	$848	$1,487	$(924)	$(1,022)
Net realized gain (loss)	237,792	(239,518)	14,004	(23,595)	55,282	(45,491)
Net change in unrealized appreciation (depreciation)	201,084	222,679	42,766	32,583	(5,770)	39,934

Net increase (decrease) resulting from operations	443,359	(12,907)	57,618	10,475	48,588	(6,579)

Distributions to Shareholders:

From net investment income
Class R	(3)	0	0	0	0	0
Other Classes	(3,931)	0	(1,801)	(899)	0	0
From net realized capital gains
Class R	0	0	0	0	0	0
Other Classes	0	(42,064)	0	0	0	0
Tax basis return of capital
Class R	0	0	0	0	0	0
Other Classes	0	0	0	(152)	0	0

Total Distributions	(3,934)	(42,064)	(1,801)	(1,051)	0	0

Fund Share Transactions:

Receipts for shares sold
Class R	8,206	613	44	40	0	10
Other Classes	1,587,496	542,903	234,798	285,841	42,752	67,065
Issued in reorganization
Class R	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class R	3	0	0	0	0	0
Other Classes	3,401	34,752	1,693	1,003	0	0
Cost of shares redeemed
Class R	(721)	0	(14)	0	0	0
Other Classes	(339,175)	(382,693)	(186,201)	(93,649)	(88,317)	(185,510)

Net increase (decrease) resulting from Fund share transactions	1,259,210	195,575	50,320	193,235	(45,565)	(118,435)

Fund Redemption Fees	284	11	47	22	2	39

Total Increase (Decrease) in Net Assets	1,698,919	140,615	106,184	202,681	3,025	(124,975)

Net Assets:

Beginning of period	974,780	834,165	452,568	249,887	230,009	354,984

End of period*	$2,673,699	$974,780	$558,752	$452,568	$233,034	$230,009

* Including undistributed net investment income of:	$4,564	$3,754	$0	$917	$0	$0

36 PIMCO Funds Annual Report | 06.30.04 | See accompanying notes

Notes to Financial Statements

June 30, 2004

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value1 and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.

06.30.04  |  PIMCO Funds Annual Report  37

Notes to Financial Statements (Cont.)

June 30, 2004

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund – $14,909; CCM Mid-Cap Fund – $4,154; NACM Global Fund – $2,078; NFJ Dividend Value Fund – $47,470; NFJ Small-Cap Value Fund – $78,540; PEA Growth & Income Fund – $13,742; PEA Growth Fund – $41,863; PEA Renaissance Fund – $270,144; PEA Value Fund – $230,134; RCM Large-Cap Growth Fund – $37,648; and RCM Mid-Cap Fund – $2,501.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld were as follows: PEA Value Fund – $2,566.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Collateral received for securities on loan is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Effective May 5, 2004, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, became securities lending agent for the Trust. As of June 30, 2004, there were no outstanding securities on loan.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”), formerly known as PIMCO Advisors Fund Management LLC, is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

38  PIMCO Funds Annual Report   |  06.30.04

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
CCM Capital Appreciation Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
CCM Mid-Cap Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
NFJ Dividend Value Fund	0.45%	0.25%	0.25%	0.50%	0.50%	0.50%
NFJ Small-Cap Value Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%	0.25%	0.50%	0.50%	0.50%
PEA Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Renaissance Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
NACM Global Fund	0.70%	0.40%	0.40%	0.60%	0.60%	0.60%
RCM Large-Cap Growth Fund	0.45%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%	0.30%	0.50%	0.50%	0.50%

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fee. Investors in all class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The redemption Fees may be waived for certain categories of investors, as described below.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate
NACM Global Fund	1.00	%*
All Other Funds	2.00%

*	The redemption fee became equal to 2.00% after the close of business on Feburary 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in certain circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not

06.30.04  |  PIMCO Funds Annual Report  39

Notes to Financial Statements (Cont.)

June 30, 2004

more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25

Class B
All Funds	0.75	0.25

Class C
All Funds	0.75	0.25

Class D
All Funds	—	0.25

Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2004, PAD received $6,916,645 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004
NACM Global Fund	$84	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

40  PIMCO Funds Annual Report   |  06.30.04

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2004, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
CCM Capital Appreciation Fund	$1,215,218	$1,191,065
CCM Mid-Cap Fund	1,140,148	1,137,566
NACM Global Fund	9,821	6,389
NFJ Dividend Value Fund	248,632	59,803
NFJ Small-Cap Value Fund	1,184,375	611,526
PEA Growth & Income Fund	73,358	69,958
PEA Growth Fund	586,198	772,160
PEA Renaissance Fund	3,685,080	2,676,699
PEA Value Fund	2,067,607	1,007,700
RCM Large-Cap Growth Fund	471,104	414,117
RCM Mid-Cap Fund	341,783	384,211

5. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated October 11, 2002, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)

06.30.04  |  PIMCO Funds Annual Report  41

Notes to Financial Statements (Cont.)

June 30, 2004

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Global Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Period from 17/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	32	$528	1	$10	36	$735	1	$10	0	$0	1	$10
Other Classes	12,396	189,448	20,025	258,086	11,934	239,792	11,236	177,087	349	4,758	115	1,173

Issued as reinvestment of distributions

Class R	0	0	0	0	0	0	0	0	0	1	0	0
Other Classes	0	0	3	34	0	0	0	0	12	166	0	5

Cost of shares redeemed

Class R	(1)	(22)	0	0	(2)	(31)	0	0	0	0	0	0
Other Classes	(10,457)	(161,514)	(14,638)	(188,719)	(12,447)	(249,033)	(25,481)	(409,251)	(76)	(1,037)	(1)	(15)

Net increase (decrease) resulting from Fund share transactions	1,970	28,440	5,391	69,411	(479)	(8,537)	(14,244)	(232,154)	285	3,888	115	1,173

	NFJ Dividend Value Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	3	$32	1	$10	194	$4,814	5	$113	14	$101	2	$10
Other Classes	19,117	226,124	4,965	48,718	45,096	1,084,199	53,332	1,054,425	5,187	36,809	7,561	46,484

Issued as reinvestment of distributions

Class R	0	1	0	0	2	52	0	0	0	1	0	0
Other Classes	302	3,576	387	3,851	1,302	31,355	434	8,580	96	696	120	723

Cost of shares redeemed

Class R	0	(2)	0	0	(18)	(462)	(1)	(10)	0	(1)	0	0
Other Classes	(2,525)	(29,725)	(1,514)	(14,729)	(23,822)	(587,708)	(21,653)	(423,784)	(4,800)	(34,392)	(7,554)	(46,601)

Net increase (decrease) resulting from Fund share transactions	16,897	$200,006	3,839	$37,850	22,754	$532,250	32,117	$639,324	497	$3,214	129	$616

42  PIMCO Funds Annual Report   |  06.30.04

	PEA Growth Fund				PEA Renaissance Fund				PEA Value Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	0	$4	1	$10	780	$17,466	1	$10	495	$8,206	48	$613
Other Classes	3,839	66,618	37,790	606,686	114,624	2,491,504	51,363	767,404	101,406	1,587,496	47,837	542,903

Issued in reorganization

Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	1,214	16,891	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions

Class R	0	0	0	0	0	0	0	0	0	3	0	0
Other Classes	0	0	0	0	0	1	7,769	113,900	232	3,401	3,118	34,752

Cost of shares redeemed

Class R	0	0	0	0	(81)	(1,823)	0	0	(45)	(721)	0	0
Other Classes	(15,411)	(255,641)	(53,643)	(834,267)	(54,742)	(1,188,483)	(93,364)	(1,340,897)	(22,124)	(339,175)	(34,560)	(382,693)

Net increase (decrease) resulting from Fund share transactions	(11,572)	$(189,019)	(14,638)	$(210,680)	60,580	$1,318,665	(34,231)	$(459,583)	79,964	$1,259,210	16,443	$195,575

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Year Ended 06/30/2004		Year Ended 06/30/2003		Year Ended 06/30/2004		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	3	$44	4	$40	0	$0	5	$10
Other Classes	20,159	234,798	27,558	285,841	18,688	42,752	36,449	67,065

Issued in reorganization

Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions

Class R	0	0	0	0	0	0	0	0
Other Classes	146	1,693	98	1,003	0	0	0	0

Cost of shares redeemed

Class R	(1)	(14)	0	0	0	0	0	0
Other Classes	(15,930)	(186,201)	(9,105)	(93,649)	(37,529)	(88,317)	(102,802)	(185,510)

Net increase (decrease) resulting from Fund share transactions	4,377	$50,320	18,555	$193,235	(18,841)	$(45,565)	(66,348)	$(118,435)

06.30.04  |  PIMCO Funds Annual Report  43

Notes to Financial Statements (Cont.)

June 30, 2004

7. Federal Income Tax Matters

As of June 30, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral(2)
CCM Capital Appreciation Fund	$0	$0	$0	$0	$(89,087)	$0
CCM Mid-Cap Fund	0	0	0	0	(118,033)	0
NACM Global Fund	255	82	0	0	0	(11)
NFJ Dividend Value Fund	3,360	2,571	0	0	0	0
NFJ Small-Cap Value Fund	63,787	94,399	0	0	0	0
PEA Growth & Income Fund	0	0	0	0	(35,127)	0
PEA Growth Fund	0	0	0	0	(396,033)	0
PEA Renaissance Fund	0	0	0	0	(342,933)	(6)
PEA Value Fund	4,564	3,180	0	0	(64)	0
RCM Large-Cap Growth Fund	0	0	0	0	(39,028)	0
RCM Mid-Cap Fund	0	0	0	0	(361,834)	0

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital losses realized during the period November 1, 2003 through June 30, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2004, the Funds’ accumulated capital losses expire in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008		2009		2010		2011
CCM Capital Appreciation Fund	$0		$0		$0		$89,087
CCM Mid-Cap Fund	0		0		9,318		108,715
PEA Growth & Income Fund	6,058	(3)	0		15,289		13,780
PEA Growth Fund	0		0		201,408	(4)	194,625
PEA Renaissance Fund	0		0		0		342,933
PEA Value Fund	0		64	(3)	0		0
RCM Large-Cap Growth Fund	0		0		25,203		13,825
RCM Mid-Cap Fund	0		212,202		135,960		13,672

(3)	Represents acquired capital loss carryovers which may be limited under current tax law.
(4)	Includes $4,844,310 of acquired capital loss carryovers which may be limited under current tax law.

44  PIMCO Funds Annual Report  |  06.30.04

As of June 30, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
CCM Capital Appreciation Fund	$777,774	$103,802	$(10,782)	$93,020
CCM Mid-Cap Fund	679,440	102,919	(6,168)	96,751
NACM Global Fund	5,316	387	(103)	284
NFJ Dividend Value Fund	281,330	25,086	(1,618)	23,468
NFJ Small-Cap Value Fund	2,039,124	498,377	(20,957)	477,420
PEA Growth & Income Fund	79,460	9,010	(1,410)	7,600
PEA Growth Fund	617,783	170,842	(9,694)	161,148
PEA Renaissance Fund	5,006,081	1,296,603	(48,604)	1,247,999
PEA Value Fund	2,373,005	308,849	(14,541)	294,308
RCM Large-Cap Growth Fund	524,051	55,521	(12,424)	43,097
RCM Mid-Cap Fund	222,553	22,020	(8,535)	13,485

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
CCM Capital Appreciation Fund	$0	$0	$0
CCM Mid-Cap Fund	0	0	0
NACM Global Fund	187	6	0
NFJ Dividend Value Fund	4,392	8	0
NFJ Small-Cap Value Fund	29,302	12,371	0
PEA Growth & Income Fund	832	0	0
PEA Growth Fund	0	0	0
PEA Renaissance Fund	0	0	0
PEA Value Fund	3,934	0	0
RCM Large-Cap Growth Fund	1,801	0	0
RCM Mid-Cap Fund	0	0	0

(6)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

8. Subsequent Event - PEA Renaissance Fund

PAFM has identified transactions in which the PEA Renaissance Fund’s purchase of shares of exchange-traded index funds caused the Fund’s ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions. PAFM and the Trustees are reviewing those transactions to determine whether the Fund has a claim under its investment advisory contract with PAFM. No such claim has been asserted and the amount of any such claim is therefore unknown at this time.

06.30.04  |  PIMCO Funds Annual Report  45

Notes to Financial Statements (Cont.)

June 30, 2004

9. Regulatory and Litigation Matters

On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 10, 2004, the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the Funds involved. This amount represents profits that would otherwise have been realized by Fund shareholders as well as PEA’s decision to pay the Funds an amount equal to all fees paid on assets of the short-term trader invested in the Funds and other collective investment advisory vehicles managed by PEA to PAFM, PEA and PAD. The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund. In addition, PAFM, PEA and PAD are in settlement discussions with the SEC staff with respect to the SEC’s complaint discussed above. It is possible that in connection with any settlement, additional payments will be made to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Dresdner Asset Management of America L.P. (“ADAM”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, PAD and ADAM had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements (sometimes called “revenue sharing”) relating to the sale of mutual fund shares. In that connection, PAFM, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the Funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements. Settlement discussions with the SEC staff and the California Attorney General with respect to these matters are in process, and it is possible that in connection with any settlements, payments will be made to the Funds involved.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or ADAM, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. ADAM and certain of its subsidiaries have responded to an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a). PAFM, PEA, PAD and/or ADAM have determined that all those entities and their affiliates (including the sub-advisers) will seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act, although there is no assurance that such exemptive relief will be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

46  PIMCO Funds Annual Report  |  06.30.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class R Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class R shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NFJ Dividend Value Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Renaissance Fund, PEA Value Fund, RCM Large-Cap Growth Fund and RCM Mid-Cap Fund, (11 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 30, 2004

06.30.04  |  PIMCO Funds Annual Report  47

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

NACM Global Fund	13.78%
NFJ Dividend Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Global Fund	6.62%
NFJ Dividend Value Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

48  PIMCO Funds Annual Report  |  06.30.04

Trustees and Officers of the PIMCO Funds: Multi-Manager Series

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Other Directorships Held by Trustee
Independent Trustees

E. Philip Cannon (63) Trustee	01/1997 to present	Proprietor, Cannon & Company (a private equity investment firm); and President and CEO, Houston Zoo.	110	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (71) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	32	None

Gary A. Childress (70) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn (51) Trustee, Chairman of the Audit Committee	06/2002 to present	President, Potomac Investment Services; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	None

W. Bryant Stooks (63) Trustee, Chairman of the Independent Trustees	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	None

Gerald M. Thorne (66) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate), Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin (small business investment company).	32	None

*	Trustees serve until their successors are duly elected and qualified.

06.30.04  |  PIMCO Funds Annual Report  49

Trustees and Officers of the PIMCO Funds: Multi-Manager Series (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (62) President, Chief Executive Officer, and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (62) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (47) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Henrik P. Larsen (34) Vice President	02/2000 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (59) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (44) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (41) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (58) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (47) Treasurer and Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

50  PIMCO Funds Annual Report  |  06.30.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report	PZ061A.7/04

Item 2.	Code of Ethics

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Principal Officer Code”).

Item 3.	Audit Committee Financial Expert

(a) The Board of Trustees has determined that Theodore J. Coburn, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Coburn is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services

(a)	Fiscal Year Ended	Audit Fees

	June 30, 2004	$601,263
	June 30, 2003	$546,819

(b)	Fiscal Year Ended	Audit-Related Fees

	June 30, 2004	$160,813
	June 30, 2003	$99,500

(c)	Fiscal Year Ended	Tax Fees

	June 30, 2004	$102,850
	June 30, 2003	$48,740

(d)	Fiscal Year Ended	All Other Fees

	June 30, 2004	$0
	June 30, 2003	$0

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the PIMCO Funds: Multi-Manager Series’ (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(e)(1)	Pre-Approval Policies of the Audit Oversight Committee. To the extent required by applicable regulations, the Audit Oversight Committee approves in advance all audit and non-audit services rendered to the Trust by the independent registered public accounting firm to the Trust and all non-audit services to the Trust’s investment adviser and sub-advisers (other than unaffiliated sub-advisers) and any entity controlling, controlled by or under common control with the adviser or affiliated sub-advisers that provides ongoing services to the Trust (collectively, “Service Entities”), if the engagement relates directly to the operations and financial reporting of the Trust. Such services may also be approved by a designated member of the Audit Oversight Committee if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $100,000 for non-audit and tax services.

(e)(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Entity	Aggregate Non-Audit Fees Billed to Entity

		June 30, 2004	June 30, 2003

	PIMCO Funds: Multi-Manager Series	$263,663	$148,240

	Service Entities	$2,769,806	$3,186,209

(h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Service Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The following table sets forth amounts the Trust’s principal accountants billed to the Trust’s Service Entities for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The percentage of such amounts for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 is 0%:

Fiscal Year Ended	Audit-Related	Tax	Other

June 30, 2004	$1,143,063	$1,626,743	$0

June 30, 2003	$972,608	$2,213,601	$0

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominees to the Registrant’s Board of Trustees from shareholders. Shareholders may forward recommendations the Registrant’s Secretary at 840 Newport Center Drive, Newport Beach, CA 92660, Attn: Secretary. The Nominating Committee has approved the following procedures for shareholders to submit nominees to the Registrant’s Board of Trustees:

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

	1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

	2.	All Shareholder Recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

	3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

	4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

	5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Item 10.	Controls and Procedures

	(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

	(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits

	(a)(1)	Code of Ethics as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(2)	Certifications of principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certification of principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds: Multi-Manager Series

By:	/s/ NEWTON B. SCHOTT, JR.
Newton B. Schott, Jr.
President/Principal Executive Officer

Date:	September 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEWTON B. SCHOTT, JR.
Newton B. Schott, Jr.
President/Principal Executive Officer

Date:	September 7, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer/Principal Financial Officer

Date:	September 7, 2004

Exhibit Index

(a)(1)	Code of Ethics as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906 CERT)

PIMCO FUNDS:

CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY

ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

AUGUST 19, 2003

I. Covered Officers/Purpose of the Code

This Code of Ethics (this “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 has been adopted by the registered investment companies (each a “Fund” and, collectively, the “Funds”) listed on Exhibit A and applies to each Fund’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom is identified in Exhibit B) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to conflicts of interest.

II. Covered Officers Should Handle Ethically Any Actual or Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the relevant Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of the Covered Officer’s family, receives improper personal benefits as a result of the Covered Officer’s position with the relevant Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and the relevant Fund and already are subject to conflict of interest provisions and procedures in the Investment Company Act of 1940 (including the regulations thereunder, the “1940 Act”) and the Investment Advisers Act of 1940 (including the regulations thereunder, the “Investment Advisers Act”). Indeed, conflicts of interest are endemic for certain registered management investment companies and those conflicts are both substantially and procedurally dealt with under the 1940 Act. For example, Covered Officers may not engage in certain transactions with a Fund because of their status as “affiliated persons” of such Fund. The compliance program of each Fund and the compliance programs of its investment advisers (including sub-advisers), principal underwriter and administrator or sub-administrator (each a “Service Provider” and, collectively, the “Service Providers”) are reasonably designed to prevent, or identify and correct, violations of many of those provisions, although they are not designed to provide absolute assurance as to those matters. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code. See also Section V of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Service Providers of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether for the Funds or for a Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Service Providers and the Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Funds and their Service Providers and is consistent with the performance by the Covered Officers of their duties as officers of the relevant Fund. Thus, if performed in conformity with the provisions of the 1940 Act, the Investment Advisers Act, other applicable law and the relevant Fund’s constitutional documents, such activities will be deemed to have been handled ethically. Frequently, the 1940 Act establishes, as a mechanism for dealing with conflicts, disclosure to and approval by the Directors/Trustees of a Fund who are not “interested persons” of such Fund under the 1940 Act. In addition, it is recognized by the Funds’ Boards of Directors/Trustees (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes and that such service, by itself, does not give rise to a conflict of interest.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not the subject of provisions of the 1940 Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should bear in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the relevant Fund, unless the personal interest has been disclosed to and approved by other officers of such Fund or such Fund’s Board or a committee of such Fund’s Board that has no such personal interest (the “Committee”).

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Each Covered Officer must not:

•	use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the relevant Fund whereby the Covered Officer would benefit personally to the detriment of such Fund;

•	cause the relevant Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit such Fund; or

•	retaliate against any other Covered Officer or any employee of the Funds or their Service Providers for reports of potential violations that are made in good faith.

There are some conflict of interest situations that should always be approved by the President of the relevant Fund (or, with respect to activities of the President, by the Chairman of the relevant Fund). These conflict of interest situations are listed below:

•	service on the board of directors or governing board of a publicly traded entity;

•	acceptance of any investment opportunity or of any material gift or gratuity from any person or entity that does business, or desires to do business, with the relevant Fund. For these purposes, material gifts do not include (i) gifts from a single giver so long as their aggregate annual value does not exceed the equivalent of $100.00 or (ii) attending business meals, business related conferences, sporting events and other entertainment events at the expense of a giver, so long as the expense is reasonable and both the Covered Person and the giver are present.

•	any ownership interest in, or any consulting or employment relationship with, any entities doing business with the relevant Fund, other than a Service Provider or an affiliate of a Service Provider. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the outstanding securities of the relevant class.

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the relevant Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment with a Service Provider or its affiliate. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the particular class of security outstanding.

III. Disclosure and Compliance

•	No Covered Officer should knowingly misrepresent, or cause others to misrepresent, facts about the relevant Fund to others, whether within or outside such Fund, including to such Fund’s Board and auditors, and to governmental regulators and self-regulatory organizations;

•	each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the Service Providers or with counsel to the Funds with the goal of promoting full, fair, accurate, timely and understandable disclosure in the registration statements or periodic reports that the Funds file with, or submit to, the SEC (which, for sake of clarity, does not include any sales literature, omitting prospectuses, or “tombstone” advertising prepared by the relevant Fund’s principal underwriter(s)); and

•	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the relevant Fund that he has received, read, and understands the Code;

•	provide full and fair responses to all questions asked in any Trustee and Officer Questionnaire provided by the relevant Fund as well as with respect to any supplemental request for information; and

•	notify the President of the relevant Fund promptly if he is convinced to a moral certainty that there has been a material violation of this Code (with respect to violations by a President, the Covered Officer shall report to the Chairman of the relevant Fund).

The President of each Fund is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the President will be considered by the Chairman of the relevant Fund.

The Funds will follow these procedures in investigating and enforcing this Code:

•	the President will take all appropriate action to investigate any potential material violations reported to him, which actions may include the use of internal or external counsel, accountants or other personnel;

•	if, after such investigation, the President believes that no material violation has occurred, the President is not required to take any further action;

•	any matter that the President believes is a material violation will be reported to the Committee;

•	if the Committee concurs that a material violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to applicable policies and procedures; notification to appropriate personnel of a Service Provider or its board; or a recommendation to dismiss the Covered Officer;

•	the Committee will be authorized to grant waivers, as it deems appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds or the Funds’ Service Providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Funds’ and their Service Providers’s codes of ethics under Rule 17j-1 under the 1940 Act and the Service Providers’s more detailed compliance policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

Any material amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone except as permitted by the Board.

VIII. Internal Use

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.

Exhibit A

Registered Investment Companies

PIMCO Funds: Multi-Manager Series (“MMS”)

Exhibit B

Persons Covered by this Code of Ethics

Trust	Principal Executive Officer	Principal Financial Officer	Principal Accounting Officer
MMS	Newton B. Schott, Jr.	John P. Hardaway	John P. Hardaway

Note that a listed officer is only a “Covered Officer” of the Fund(s) for which he or she serves as a Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer.